UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

December 31, 2016

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

■ Voya Global Bond Portfolio

■ VY® American Century Small-Mid Cap Value Portfolio

■ VY® Baron Growth Portfolio

■ VY® Columbia Contrarian Core Portfolio

■ VY® Columbia Small Cap Value II Portfolio

■ VY® Invesco Comstock Portfolio

■ VY® Invesco Equity and Income Portfolio

■ VY® JPMorgan Mid Cap Value Portfolio

■ VY® Oppenheimer Global Portfolio

■ VY® Pioneer High Yield Portfolio

■ VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

■ VY® T. Rowe Price Growth Equity Portfolio

■ VY® Templeton Foreign Equity Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

President's Letter	2
Market Perspective	3
Portfolio Managers' Report	6
Shareholder Expense Examples	32
Report of Independent Registered Public Accounting Firm	35
Statements of Assets and Liabilities	36
Statements of Operations	44
Statements of Changes in Net Assets	48
Financial Highlights	55
Notes to Financial Statements	61
Summary Portfolio of Investments ("Portfolio of Investments")	84
Tax Information	157
Director and Officer Information	159
Advisory Contract Approval Discussion	163

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios' website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

New administration, new possibilities

Dear Shareholder,

During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it's appropriate to consider how its policies might impact long-term investors.

The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board ("Fed") could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund ("IMF") raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.

Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.

The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers' reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed's comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.

Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the "Index") measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)

The U.S. Federal Open Market Committee ("FOMC") had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.

As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product ("GDP") in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union ("EU"). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world's largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers' indices, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to "taper" its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been "bond surrogates" like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.

U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies' earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain's vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.

In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index	An index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
Bank of America/Merrill Lynch High Yield Master II Index

A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Government/Credit Bond Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World ex-U.S. IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE® Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	A broad-based capitalization weighted index of midcapitalization companies.
S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

VOYA GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, CFA, Mustafa Chowdhury and Brian Timberlake, Ph.D., CFA, Portfolio Managers of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return of 6.03% compared to the Bloomberg Barclays Global Aggregate Index, which returned 2.09% for the same period.

Portfolio Specifics: The Portfolio produced positive total return and outperformed the Bloomberg Barclays Global Aggregate Index for calendar year 2016. For the period, the Portfolio carried an overweight to U.S. based spread assets on the belief that the U.S. economy would continue to grow modestly, that unemployment numbers would remain low, and that globally the demand for yield would help support reductions in accommodation from the U.S. Federal Reserve Board ("Fed"). Return contributions arose from enhanced carry from credit and options on interest rates. The overweight to spread assets included positions in securitized credit (non-agency residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities) and high yield corporates. All contributed positively to results on an absolute and relative basis for the year. Strong security selection in investment grade and high yield corporates helped outperform the Bloomberg Barclays Global Aggregate Index's respective sectors as well. Additionally, outperformance was driven by the Portfolio's positioning in global rate markets which benefited from the meaningful increase in interest rate volatility, particularly after the U.S. Presidential election on prospects of higher growth. In terms of currency positioning, the Portfolio was strategically short the Yen and Euro which contributed positively to performance in the last quarter as the dollar gained strength considerably. Exposure to emerging market hard currency and corporate bonds contributed to overall returns while allocation to emerging markets local currency bonds over the period was flat versus the Index.

To manage interest rate risk during the period, the Portfolio used government bond futures and interest rate swaps. To manage currency risk we employed currency forwards, occasionally using currency options to limit risk in adverse scenarios. Occasionally, we used index credit default swaps to manage exposure to spread sectors. The use of derivatives contributed to performance.

Current Strategy and Outlook: As 2016 comes to a close, we would like to look ahead to what should be another eventful year in 2017. With the Donald Trump administration set to be sworn into office in January, changes are most certainly on the horizon. Looking domestically, we believe the expectations of tax cuts, deregulation and fiscal policy will result in near-term acceleration of economic growth in the United States. In our opinion, this increase in incrementally higher nominal growth will likely lead to improved corporate revenues and earnings, creating a constructive environment for corporate credit and supporting tighter spreads. However, structural issues such as subdued productivity and the consumer's ongoing aversion to leverage will continue to limit the upside of potential growth. While we expect near-term global inflationary pressures will continue to build, demographics and the persistent savings glut should keep inflation expectations contained over the long term.

As expected, the Fed voted to increase interest rates by 25 basis points (0.25%) at its December Federal Open Market Committee meeting. Janet Yellen detailed the Fed's plan for 2017, projecting increased GDP and a lower employment rate, and highlighted by the possibility of three rate hikes for the year. While this may sound hawkish, this tone is in fact historically dovish. Therefore, we believe the Fed will maintain its cautious pace of rate normalization, as guided by market expectations. Globally, near-term cyclical tailwinds and easier fiscal policies should reduce the need to rely so heavily on global monetary policy accommodation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2016
(as a percentage of net assets)

United States(1)	74.2%
Belgium	7.2%
Cayman Islands	3.8%
Italy	2.9%
Spain	1.7%
Austria	1.5%
United Kingdom	1.1%
Netherlands	0.8%
France	0.8%
Brazil	0.7%
Countries between 0.0% — 0.6%^	2.8%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

^  Includes 12 countries, which each represents 0.0%-0.6% of net assets.

(1)  Includes 21.1% total investment in Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya High Yield Bond Fund.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016*
(as a percentage of net assets)

Voya Emerging Markets Local Currency Debt Fund — Class P	9.3%
Kingdom of Belgium Government Bond, 0.800%, 06/22/25	7.2%
Voya Emerging Markets Hard Currency Debt Fund — Class P	6.3%
United States Treasury Note, 1.750%, 11/30/21	4.5%
Voya Emerging Markets Corporate Debt Fund — Class P	4.3%
Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	2.8%
United States Treasury Note, 2.125%, 11/30/23	2.4%
Spain Government Bond, 1.950%, 04/30/26	1.7%
United States Treasury Bond, 2.250%, 08/15/46	1.7%
Republic of Austria Government Bond, 1.650%, 10/21/24	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VOYA GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	5.82%	0.63%	3.06%
Class I	6.30%	1.14%	3.57%
Class S	6.03%	0.88%	3.32%
Blooomberg Barclays Global Aggregate Index	2.09%	0.21%	3.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Miles Lewis, CFA, and Jeff John, CFA, Vice President (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Senior Vice President, Phillip N. Davidson, CFA, Chief Investment Officer — Value Equity and Senior Vice President, Michael Liss, CFA, Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return 24.06% compared to the Russell 2500TM Value Index and the S&P SmallCap 600®/Citigroup Value Index, which returned 25.20% and 31.32%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell 2500 Value Index. Although the Russell 2500 Value is the overall portfolio benchmark, the Small Cap Value and Mid Cap Value sleeves are managed against the Russell 2000 Value and Russell Mid Cap Value benchmarks, respectively.

The Mid Cap Value sleeve outperformed the Russell Midcap Value Index over the year. Stock selection and overweight allocations in both the financials and industrials sectors contributed to the sleeve's relative performance. An underweight allocation to the materials sector, however, detracted from relative performance.

Among benchmarks, small-cap stocks outperformed both mid- and large-cap stocks. The Small Cap Value sleeve trailed the Russell 2000 Value Index in the period. Stock selection in the materials sector was a top detractor, as was stock selection and an overweight allocation in the health care sector. Stock selection in the financials sector boosted relative performance in the sleeve.

Within the overall Portfolio, stock selection and allocation effects in the industrials and financials sectors contributed to relative performance. An underweight position in the real estate sector also boosted returns. A Portfolio-only position in semiconductor supplier Applied Materials was a top contributor, rising after the company experienced order strength. Also, the company held an analyst day in mid-September that showed improvement in market share. Sysco Corp., another Portfolio-only holding, also boosted relative returns. The marketer and distributor of food products rose after reporting strong earnings.

On the other hand, stock selection and an underweight allocation in the materials sector detracted from relative returns. Among individual securities, hospital company LifePoint Health was a leading detractor. Shares of the health care provider struggled due to concerns over the benefit in volumes from the at-risk Affordable Care Act, and the company also reported earnings misses because of two one-time expenses. Information technology holding Verifone, one of the two leading providers of payment processing terminals, also weighed on performance. The Portfolio-only position dropped on poor financial results and lowered guidance. The company has benefited in the past from the transition to chip technology in payment processing terminals, but some investors are concerned that the initial ramp in the terminal replacement cycle is normalizing. The Portfolio team believes secular drivers of demand remain in place.

Current Strategy and Outlook: The team follows a stock-specific, valuation-driven strategy. The Portfolio's sector allocation is the result of the team's bottom-up investment process.

Relative to the Russell 2500TM Value Index, the Portfolio continues to have a substantial underweight in the real estate sector. The team believes that in general, valuations in the real estate sector are stretched. The Portfolio is also underweight in the financials sector.

Relative to the Russell 2500TM Value Index, the overall Portfolio is overweight in the health care sector, driven by overweight positioning among health care providers and the equipment and supplies industry. It is also overweight in the energy sector, driven by overweight positioning in the oil, gas, and consumable fuel industry.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Financials	25.4%
Industrials	14.6%
Energy	10.2%
Information Technology	9.4%
Health Care	7.7%
Consumer Discretionary	7.6%
Utilities	5.4%
Real Estate	5.3%
Consumer Staples	4.6%
Materials	4.5%
Exchange-Traded Funds	2.1%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016*
(as a percentage of net assets)

Northern Trust Corp.	2.2%
iShares Russell Midcap Value Index Fund	1.9%
Johnson Controls International plc	1.9%
LifePoint Health, Inc.	1.5%
Zimmer Biomet Holdings, Inc.	1.2%
Imperial Oil Ltd.	1.2%
Applied Materials, Inc.	1.1%
EQT Corp.	1.1%
Baker Hughes, Inc.	1.1%
Noble Energy, Inc.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	23.69%	15.66%	8.85%	—
Class I	24.38%	16.24%	9.40%	—
Class S	24.06%	15.95%	9.13%	—
Class S2	23.92%	15.79%	—	19.77%
Russell 2500TM Value Index	25.20%	15.04%	6.94%	19.48%
S&P SmallCap 600®/Citigroup Value Index	31.32%	16.88%	8.18%	20.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return of 5.33% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned 11.32% and 9.73%, respectively, for the same period.

Portfolio Specifics: The year started with a sell off driven by concerns around a possible tightening of the credit markets, signs of slowing growth, particularly in China, and continued low oil prices. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the Federal Reserve deferred interest rate hikes, the markets recovered. In late June, the U.K.'s vote to exit the European Union sent the markets into another sharp, but thankfully short-lived, decline. In November, post-election expectations of corporate tax reform, looser regulations, a stronger dollar, higher interest rates, and investment in infrastructure drove rotation into stocks, sectors, and asset classes that are expected to benefit from these developments.

Absolute Performance

Consumer discretionary, financials, and health care were the top sector performers in 2016. Within consumer discretionary, the leisure facilities, hotels resorts & cruise lines, specialty stores, and casinos & gaming sub-industries drove positive performance, led by top contributor Vail Resorts, Inc. The sector also included the top detractor in 2016, athletic apparel company Under Armour, Inc. Performance of the financials sector was driven primarily by life & health insurance company Primerica, Inc., the third biggest contributor during the period. Health care benefited from second biggest contributor IDEXX Laboratories, Inc., a manufacturer of veterinary diagnostics equipment.

Information technology ("IT") and consumer staples detracted the most during the period. Within IT, holdings in application software and internet software & services were the biggest detractors, led by financial software company SS&C Technologies, Inc., and real estate data and marketing services company CoStar Group, Inc., respectively. Weak performance of the consumer staples sector was led by retail grocer Smart & Final Stores, Inc. and leading craft beer company Boston Beer Company, Inc.

Relative Performance

The Portfolio trailed the Russell 2000® Growth Index due to stock selection and greater exposure to smaller mid-cap and mid-cap stocks, which trailed the smallest cap stocks in the Russell 2000® Growth Index during the period.

Health care, larger exposure to the outperforming utilities sector early in the year, and greater exposure to the strong performing real estate sector aided relative results. Within health care, lower exposure to declining biotechnology and pharmaceutical stocks added 518 basis points (5.18%) to relative performance. Strength was also attributable to outperformance of health care equipment and life sciences tools & services holdings.

IT, industrials, and consumer staples investments and lack of exposure to the top performing materials sector detracted the most from relative results. Within IT, underperformance of application software and internet software & services holdings and lack of exposure to the strong performing semiconductor, semiconductor equipment, and electronic equipment & instruments sub-industries hurt relative results. Within industrials, lack of exposure to the outperforming office services & supplies, construction & engineering, trucking, and airlines sub-industries and underperformance of Caesarstone Ltd., weighed on relative results. Weakness in consumer staples was mainly due to the underperformance of Smart & Final Stores, Inc. and TreeHouse Foods, Inc.

Current Strategy and Outlook: As long-term, fundamental, bottom-up investors, we are continuing to position the Portfolio to benefit from what we believe to be strong, long-term growth opportunities over the long term. We believe the rapid rate of growth in the post-recession equity markets will slow to single digits as multiples are now at the high end of the historical range.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Consumer Discretionary	34.5%
Information Technology	20.9%
Financials	16.2%
Health Care	9.2%
Real Estate	8.6%
Industrials	4.3%
Consumer Staples	4.2%
Telecommunication Services	1.2%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016
(as a percentage of net assets)

Vail Resorts, Inc.	10.8%
Gartner, Inc.	4.9%
Choice Hotels International, Inc.	4.4%
CoStar Group, Inc.	4.0%
Bright Horizons Family Solutions, Inc.	3.6%
Idexx Laboratories, Inc.	3.4%
Gaming and Leisure Properties, Inc.	3.2%
Ansys, Inc.	2.9%
SS&C Technologies Holdings, Inc.	2.8%
Primerica, Inc.	2.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	5.06%	11.36%	6.29%	—
Class I	5.57%	11.92%	6.83%	—
Class R6(1)	5.56%	11.92%	6.83%	—
Class S	5.33%	11.64%	6.57%	—
Class S2	5.17%	11.48%	—	17.34%
Russell 2000® Growth Index	11.32%	13.74%	7.76%	18.87%
Russell 2500TM Growth Index	9.73%	13.88%	8.24%	19.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC ("CMIA") — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return of 8.41% compared to the Russell 1000® Index, which returned 12.05% for the same period.

Portfolio Specifics: Stock selection was the primary driver of performance for the period, with strong stock selection in the consumer discretionary sector, which was more than offset by poor stock selection in the information technology, health care, industrials and consumer staples sectors. An overweight to the strong performing financials sector also contributed positively and an overweight to health care detracted.

In the financials sector, Morgan Stanley and JP Morgan Chase & Co. were two of the top contributors in the entire Portfolio, benefitting from the post-election rally in financials which was fueled by expectations that interest rates, tax policies and de-regulation will be significant tailwinds for the global financial services firms. Not owning Bank of America Corp., which rallied more than the other banks, proved to be the biggest detractor relative to the benchmark in the period.

Verizon Communications also contributed positively to performance following positive earnings results. The company is a leading provider of communications services within the United States. The nature of this business allows for a steady stream of cash flows. After a sluggish 2015, the stock benefited from investors' increased focus on value and yield during the period.

CVS Health Corporation ("CVS") was a top detractor in the period. Rumblings about the potential for increased regulation, especially regarding pharmaceutical pricing, put a damper on health care stocks in general. Both CVS and Walgreen's, with their link to health care, were vulnerable to the same concerns. After years of gaining significant market share in the pharmacy benefit management business, CVS/Caremark has run up against more stiff competition.

Another top detractor was auto parts manufacturer Delphi Automotive Plc. Early in the period the company reported solid earnings, profit margins and organic sales growth, but the UK-based company sold off on the outcome of the Brexit vote and concerns on the global auto cycle.

Video game maker Activision Blizzard detracted this period after being a top contributor for many previous periods. The stock sold off after the company reported disappointing sales of its latest Call of Duty game, impacted by a strong competition and some cannibalization from an online version.

Current Strategy and Outlook: The team hasn't made any significant position changes as a result of the election, instead planning to stick to its process and continue to monitor indications about things like interest rates, trade agreements, tax policy and regulations. As we await forthcoming details on President-elect Trump's administration and agenda, we continue to adhere to our bottom-up, fundamental research process, using pessimism as the starting point of our contrarian process to select potential investment candidates for a well-diversified portfolio where we see the ability for long-term value creation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Information Technology	20.6%
Financials	17.8%
Health Care	14.1%
Consumer Discretionary	12.5%
Industrials	9.3%
Consumer Staples	9.2%
Energy	7.3%
Telecommunication Services	3.5%
Materials	1.9%
Real Estate	1.4%
Utilities	1.3%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016
(as a percentage of net assets)

Apple, Inc.	4.0%
Citigroup, Inc.	3.7%
JPMorgan Chase & Co.	3.5%
Berkshire Hathaway, Inc. — Class B	3.1%
Alphabet, Inc. — Class C	2.9%
Microsoft Corp.	2.9%
Philip Morris International, Inc.	2.7%
Comcast Corp. — Class A	2.7%
Verizon Communications, Inc.	2.7%
Morgan Stanley	2.6%

Portfolio holdings are subject to change daily.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	8.12%	13.47%	5.16%
Class I	8.64%	14.05%	5.69%
Class S	8.41%	13.76%	5.42%
Russell 1000® Index	12.05%	14.69%	7.08%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser.

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph.D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class I shares provided a total return of 24.00% compared to the Russell 2000® Value Index, which returned 31.74% for the same period.

Portfolio Specifics: The Portfolio had a strong year on an absolute basis, though relative performance was underwhelming as the Portfolio trailed the Russell 2000® Value Index. While the Portfolio's sector allocations were a slight detractor from relative performance during the period, the bulk of underperformance was derived from negative stock selection. We would anticipate that stock selection would be the primary driver of relative performance, either positive or negative, given the process by which the Portfolio is run which is by bottom up stock selection and fundamental research.

From an allocation standpoint, an overweight to materials, which was the best performing sector during the period, contributed to relative performance. However, an overweight to health care was the biggest detractor from relative performance on an allocation basis. The rest of the sector allocations had a minimal impact to overall performance.

The Portfolio benefitted from strong stock selection in the IT sector, particularly in communications equipment and IT services names. Strong stock selection in those areas more than made up for weaker stock selection in the semiconductor space.

The Portfolio also benefitted from strong stock selection in utilities. The utilities sector outperformed most other sectors for most of the year, but began to sell off in the late third and fourth quarter. Utilities are sensitive to changes in interest rates and as treasury rates began to rise, the sector gave back some gains.

Weak stock selection among financial companies was the biggest detractor from relative performance. Financials are the biggest sector in the Russell 2000® Value Index, accounting for more than 30% of the benchmark. Stock selection was weak among the banks, which enjoyed a strong year, particularly post presidential election. While the majority of our bank holdings enjoyed strong years, not owning some of the names that had outstanding years detracted from relative performance.

Lastly, positions in two personal beauty product companies hurt relative performance in consumer staples.

Current Strategy and Outlook: We continue to believe that our focus on small-cap value companies with strong underlying earnings prospects and attractively priced shares have the potential to reward investors. Our rigorous research continues to focus on a set of companies where we believe the valuation gap is likely to shrink in the near term and look for a company's upward inflection point. We seek out stocks that we believe are both inexpensive and show improving operating performance/metrics. As we do this, three types of opportunities typically come to light:

• Companies with compressed near-term operating fundamentals that the managers believe are poised to expand within a reasonable timeframe

• Opportunities in industries that may be out of favor

• Out-of-the-limelight companies missed by the Wall Street research community

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Financials	31.8%
Industrials	14.0%
Information Technology	9.9%
Real Estate	8.0%
Consumer Discretionary	6.9%
Materials	6.8%
Energy	6.7%
Health Care	4.8%
Utilities	4.8%
Consumer Staples	3.1%
Exchange-Traded Funds	1.1%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016*
(as a percentage of net assets)

Community Bank System, Inc.	1.5%
Sterling Bancorp/DE	1.5%
Independent Bank Corp.	1.5%
EMCOR Group, Inc.	1.4%
Renasant Corp.	1.4%
Sandy Spring Bancorp, Inc.	1.4%
Union Bankshares Corp.	1.3%
MGIC Investment Corp.	1.2%
Hope Bancorp, Inc.	1.2%
Customers Bancorp, Inc.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	23.41%	14.63%	7.26%	—
Class I	24.00%	15.20%	7.80%	—
Class R6(1)	23.99%	15.20%	7.80%	—
Class S	23.70%	14.89%	7.53%	—
Class S2	23.57%	14.73%	—	19.05%
Russell 2000® Value Index	31.74%	15.07%	6.26%	18.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Lead Portfolio Manager, and Devin Armstrong, James Warwick, and Charles DyReyes each a Portfolio Manager of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares, provided a total return of 17.79% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 17.34% and 11.96%, respectively, for the same period.

Portfolio Specifics: On the positive side of sector performance, stock selection and an overweight exposure within financials contributed to relative performance. Within banks, Bank of America and JPMorgan Chase were large contributors on a relative and absolute basis. Within diversified financials, Morgan Stanley was a top performer for the period, outperforming the sector and benchmark. Financial stocks rallied during the second half of the year, notably post-election, as large banks rallied on expectations of a more lenient regulatory environment from the new presidential administration.

Strong stock selection and overweight exposure within information technology stocks also boosted relative performance for the year. Within software, Microsoft and Symantec Corp. were large contributors. Within hardware storage and peripherals, NetApp Inc. was a large contributor. Symantec stock rallied after they announced a deal to buy Blue Coat, a technology and cloud access security firm. In the second half of the year, NetApp reported smaller than expected declines in their mature product areas and growth in strategic solutions. Investors also welcomed strong expense management.

Having no exposure to real estate and a material underweight to consumer staples were large contributors to relative performance, as these sectors were the bottom performing sectors in the Russell 1000® Value Index for the year. The Portfolio has remained materially underweight these area of the market because management believes these sectors are generally overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

On the negative side, a material overweight allocation to consumer discretionary stocks was a detractor for the period. Having a material overweight to Carnival Corp. was a large detractor, followed by media company, Viacom Inc. The large cruise line operator stock sold off after the Brexit decision due to foreign exposure, even though the company beat earnings expectations during that time. Prior to the Brexit decision, investors were focused on oil prices and the impact on the cruise line's margin recovery.

Stock selection within telecommunication services also dampened performance. Frontier Communications was a large detractor, as well as not owning AT&T Inc. AT&T posted returns over 20% for the year, outperforming the sector and benchmark.

Stock selection within health care also dampened relative performance. Express Scripts, a pharmacy benefits manager, and Novartis, a major European pharmaceuticals firm, were large detractors, both posting negative double-digit returns for the period. Express Scripts was eliminated from the Portfolio due to projected pricing and margin pressure, given potential regulations on prescription drugs.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Portfolio's performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: The Portfolio's financials weighting is overweight to the benchmark, as we have a favorable view of large banks within financials. We also are constructive on the long — term prospects for our energy holdings as we believe supply and demand for oil should balance over time. The Portfolio's exposure in each sector has a higher volatility than the Russell 1000® Value Index. Therefore, the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Financials	36.2%
Energy	17.2%
Consumer Discretionary	10.4%
Health Care	9.6%
Information Technology	9.4%
Industrials	9.2%
Consumer Staples	3.0%
Materials	1.8%
Telecommunication Services	1.0%
Utilities	0.6%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016
(as a percentage of net assets)

Citigroup, Inc.	5.8%
JPMorgan Chase & Co.	4.6%
Bank of America Corp.	4.1%
Carnival Corp.	2.6%
Suncor Energy, Inc.	2.5%
Cisco Systems, Inc.	2.3%
PNC Financial Services Group, Inc.	2.2%
Royal Dutch Shell PLC — Class A ADR	2.0%
Wells Fargo & Co.	2.0%
Morgan Stanley	2.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	17.51%	13.85%	5.44%
Class I	18.13%	14.41%	5.96%
Class S	17.79%	14.13%	5.70%
Russell 1000® Value Index	17.34%	14.80%	5.72%
S&P 500® Index	11.96%	14.66%	6.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Equity and Income Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Thomas B. Bastian, CFA, James O. Roeder, Sergio Marcheli, Matthew Titus and Chuck Burge of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return of 15.00% compared to the Russell 1000® Value Index, Bloomberg Barclays U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index, which returned 17.34%, 3.05% and 11.62%, respectively, for the same period.

Portfolio Specifics: Strong stock selection and an overweight exposure to financials was the largest contributor to the Portfolio's relative performance for the period. Specifically, within banks and diversified financials, included a number of the Portfolio's top contributors including Comerica, Morgan Stanley, Citizens Financial Group and Bank of America. These companies benefitted from the strong rally in financials stocks following the election results, as investor optimism on future interest rates and the economy fueled returns. Also, not owning Wells Fargo helped performance, as the company was charged with fraudulent activity regarding clients' accounts.

Stock selection and an underweight to consumer staples sector also contributed to relative performance. Wal-Mart and Procter & Gamble were key contributors. During a time when competitors were struggling earlier in the year, Wal-Mart posted better than expected earnings and revenues and raised its guidance for the full year.

Having no exposure to real estate also enhanced relative returns. Although real estate posted positive returns for the year, it was a bottom performing sector within the Russell 1000® Value Index. The Portfolio has remained materially underweight this area of the market because management believes these sectors are generally overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

Weak stock selection within health care detracted from the Portfolio's relative return. Much of the Portfolio's underperformance within the sector was attributable to its pharmaceutical holdings, such as Novartis, Sanofi and Teva Pharmaceuticals. Sanofi's stock declined after the French drug maker reported that it does not expect meaningful earnings growth over the next few years as the company explores the possible sale of some businesses and seeks to cut costs. Teva's stock declined after company management announced a delay in the acquisition of a generics drug maker.

Stock selection within telecommunication services hurt relative performance. UK-based Vodafone Group was a large detractor within the sector. Vodafone was downgraded by analysts a few times during the period, based on lower profit margins and weak guidance. Also, not owning AT&T hurt performance, as AT&T posted returns over 20% for the period.

During the period, the Portfolio's allocation to high grade bonds was a valuable source of income that helped to dampen overall Portfolio volatility. However, these instruments detracted from relative performance versus the Russell 1000® Value Index, as bonds underperformed equities during the period. Similarly, the Portfolio's allocation to convertible securities posted double digit returns on an absolute basis, but detracted from relative performance as convertibles underperformed the Russell 1000® Value Index.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Portfolio's performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: Equity markets were positive during the reporting period, but had significant volatility at times as macro events generally overshadowed company fundamentals in investors' minds. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies' stock prices.

*  Effective January 25, 2016, Matthew Titus was added as a portfolio manager of the Portfolio. Effective March 1, 2016, Mary Jayne Maly will be removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2016*
(as a percentage of net assets)

Citigroup, Inc.	3.3%
United States Treasury Note, 1.375%, 12/15/19	3.3%
United States Treasury Note, 1.000%, 11/30/18	3.2%
JPMorgan Chase & Co.	2.8%
Bank of America Corp.	2.7%
United States Treasury Note, 1.750%, 11/30/21	2.0%
Morgan Stanley	2.0%
Apache Corp.	1.8%
Citizens Financial Group, Inc.	1.6%
Baker Hughes, Inc.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Financials	28.3%
Energy	11.2%
U.S. Treasury Obligations	9.4%
Information Technology	8.5%
Health Care	7.2%
Industrials	5.9%
Consumer Discretionary	5.2%
Communications	3.3%
Consumer, Non-cyclical	3.2%
Consumer Staples	2.8%
Technology	2.3%
Materials	1.9%
Consumer, Cyclical	1.2%
Telecommunication Services	1.2%
Utilities	0.9%
Basic Materials	0.2%
Federal Home Loan Mortgage Corporation	0.1%
Federal National Mortgage Association	0.1%
Municipal	0.1%
Assets in Excess of Other Liabilities*	7.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	14.69%	11.08%	5.96%	—
Class I	15.28%	11.63%	6.49%	—
Class S	15.00%	11.36%	6.22%	—
Class S2	14.84%	11.20%	—	13.12%
Russell 1000® Value Index	17.34%	14.80%	5.72%	17.80%
Bloomberg Barclays U.S. Government/Credit Index	3.05%	2.29%	4.40%	4.29%
60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index	11.62%	9.81%	5.55%	12.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford, CFA, and Gloria Fu, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return of 14.69% compared to the Russell Midcap® Value Index (the "Index" or "Russell Midcap® Value"), which returned 20.00% for the same period.

Portfolio Specifics: The Portfolio underperformed the Index during the year. The combination of weak stock selection as well as our underweight position in the materials and industrials sectors detracted from results. In these more cyclical areas of the market, the underperformance was mainly a story of what we don't own, rather than what we do own. We seek a less risky approach to these cyclical parts of the market by investing in companies with relatively steadier earnings patterns, healthy balance sheets, high levels of sustainable free cash flow, and management teams with an eye towards capital allocation. Strong stock selection in utilities and information technology contributed to Portfolio results.

Two stock-specific detractors from performance for the year were Coty and Kroger. Coty's share price slid following weak third-quarter earnings results. The company attributed weakness to the acquisition of several Procter & Gamble beauty brands, coupled with a previously announced management transition. In our view, Coty has an attractive portfolio of brands including OPI, CoverGirl and Calvin Klein fragrances. We are impressed with management and believe that the company has the ability to grow its top and bottom lines over time. Shares of Kroger trended down on investor concerns that the combination of deflation in food-at-home pricing and rising labor costs could create a difficult operating environment for grocers. Amidst this backdrop, Kroger stock has been under pressure for most of the year. However, Kroger enjoyed somewhat of a relief rally following the election as investors began to believe in reflation. Our positive outlook is based on the fact that Kroger has been investing in its omni-channel platform, growing its organic food selection, and successfully winning market share from its main competitors.

On the positive side we benefited from our exposure to financials, which represent the largest absolute weight in the portfolio. M&T Bank rallied along with other financials towards the end of the year as shares reacted positively to the U.S. presidential election. Investors are optimistic about higher interest rates, a less burdensome regulatory environment, and corporate tax reform under the new administration. While we've trimmed the position slightly to reflect current valuation levels, we continue to own shares given that the bank is an extremely high quality franchise. M&T Bank's fortress balance sheet, strong management, and commitment to generating strong returns to shareholders keep us optimistic over the long term. On a stock specific basis, Energen was also a top contributor to results in 2016. Energen shares benefited from the recovery in crude oil prices that occurred throughout the year. Over the past five years Energen has transitioned from a growth-by-acquisition story to a company focused on growing organically. Subsequent to the sale of Energen's distribution business, the company has formed itself into a pure-play Permian basin upstream business. We continue to have an optimistic view on Energen given its excellent acreage and inventory depth in the well-located Permian basin.

Current Strategy and Outlook: As we approach 2017, we are weighing the risks and opportunities we see from an unexpected election outcome and a rather well-expected interest rate hike. Overall, despite the risks and expected volatility, we are optimistic 2017 can be a strong year for U.S. equity markets, with both expanding earnings and improved sentiment driving healthy returns. We believe the Portfolio should benefit in 2017 from our exposure to financials, which represents the largest absolute weight in the Portfolio, as optimism continues around higher interest rates, a less burdensome regulatory environment, and corporate tax reform under the new administration. Additionally, our limited exposure to the yield-oriented sectors of the market, where valuations are stretched, should benefit as we enter a rising interest rate environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Financials	22.6%
Consumer Discretionary	17.2%
Utilities	11.3%
Real Estate	10.2%
Information Technology	9.8%
Industrials	8.7%
Consumer Staples	6.4%
Health Care	4.4%
Materials	4.1%
Energy	3.3%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016*
(as a percentage of net assets)

Energen Corp.	2.3%
EQT Corp.	2.0%
Loews Corp.	1.9%
M&T Bank Corp.	1.7%
Mohawk Industries, Inc.	1.7%
Fifth Third Bancorp	1.5%
SunTrust Banks, Inc.	1.4%
Arrow Electronics, Inc.	1.4%
WestRock Co.	1.4%
Xcel Energy, Inc.	1.4%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	14.42%	14.80%	7.82%	—
Class I	14.94%	15.37%	8.36%	—
Class S	14.69%	15.09%	8.09%	—
Class S2	14.56%	14.92%	—	18.76%
Russell Midcap® Value	20.00%	15.70%	7.59%	20.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, CFA, Portfolio Manager of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return of -0.04% compared to the MSCI All Country World IndexSM, which returned 7.86% for the same period.

Portfolio Specifics: The Portfolio's underperformance stemmed largely from weaker relative stock selection in the financials and information technology sectors. Stock selection and an overweight position in health care and an underweight position in energy also had a negative impact on relative performance. The Portfolio outperformed the MSCI All Country World IndexSM in the consumer discretionary sector due to stock selection and the consumer staples sector as a result of an underweight position. On a country basis, stock selection in the U.S., Switzerland and United Kingdom detracted most from performance versus the MSCI All Country World IndexSM. Alternatively, stock selection in France and Japan contributed positively to relative performance, as did stock selection in Denmark. It is worth observing that the decisions we make in constructing the Portfolio are primarily a residual of individual stock preferences and investment themes, combined with prudent thinking about risk.

Top contributors to performance this period included LVMH Moet Hennessy Louis Vuitton SE ("LVMH") (Consumer Discretionary) (France), Keyence Corp. (Information Technology) (Japan), and Kering SA (Consumer Discretionary) (France).

LVMH is an iconic global luxury company with 70 brands across fashion and leather goods, watches and jewelry, wines and spirits, perfumes and cosmetics, and selective retailing. Brands include Louis Vuitton, Bulgari, Fendi, Givenchy, Tag Heuer, Hennessy, Moet & Chandon, Sephora and Benefit; LVMH also owns DFS, the airport duty-free retailer. Given the wide moat and exclusive nature of the brands LVMH owns, we believe the company is positioned to benefit from the growing demand for luxury goods, particularly in the emerging markets. Customers are willing to pay premium prices, enabling LVMH to earn above-average margins and deliver returns on invested capital in the low double digits. Keyence Corp. develops, produces and sells factory automation solutions, such as image processing equipment, control and measuring equipment, as well as sensors. The company reported strong operating results at the close of April for their fiscal third quarter. Kering SA is a global consumer and luxury brands company, with popular names such as Gucci, Bottega Veneta, Yves Saint Laurent and Puma. In our opinion, these brands tend to garner high margins and have timeless appeal even through fashion cycles.

The most significant detractors from performance this period included SunEdison, Inc. (Information Technology) (United States), Circassia Pharmaceuticals plc (Health Care) (United Kingdom) and Celldex Therapeutics, Inc. (Health Care) (United States). We exited our positions in SunEdison and Celldex.

SunEdison, Inc. owns and operates clean power generation assets and sells silicon wafers to the semiconductor industry. We purchased shares in SunEdison, Inc. in 2015 after the stock had fallen approximately 70%, presenting what we considered an attractive risk/reward. Our investment thesis was predicated on growth of solar demand, which in turn would increase demand for SunEdison's EPC (Engineering, Procurement and Construction) expertise. Moreover, low debt financing costs would allow for faster growth, and returns on SunEdison's 20-year contracts would rise. As an added incentive for the renewable energy space, the government extended investment tax credits for another few years. The reversal of low debt costs in the energy market that resulted from widening high yield spreads challenged SunEdison's growth rate. Further, obligations were supposed to be non-recourse to the parent segment; however, this did not turn out to be the case. SunEdison revealed that its accounting was unreliable and that the previously disclosed levels of cash on its balance sheet, which we believed gave us a margin of safety in our investment thesis, were unlikely to be correct. The company filed for bankruptcy. Pharma companies Circassia Pharmaceuticals and Celldex Therapeutics had disappointing results in Phase III drug trials during the reporting period.

Current Strategy and Outlook: At period end, the Portfolio had its largest overweight positions in information technology, consumer discretionary, health care, industrials and financials. The Portfolio had underweight positions in energy, consumer staples, materials, utilities, telecommunication services and real estate. On a country basis, the Portfolio had its largest overweight positions in Japan, Germany and France, with its most significant underweight positions in the United States, Canada and Australia. Despite being underweight the United States relative to the MSCI All Country World IndexSM, the Portfolio had its largest allocation to that country on an absolute basis at period end.

We are long-term investors in companies that we believe can sustainably monetize their exposure to growth streams within the world economy to provide us, as shareholders, with a meaningfully positive return on our capital. We manage the risk in our Portfolio through the diversity of the companies we hold and by limiting the size of individual stock positions. We hold companies in our Portfolio for an average of eight to ten years — some we have held even longer — to reap those capital returns as they compound over time.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2016
(as a percentage of net assets)

United States	45.5%
Japan	14.2%
Germany	9.1%
France	6.5%
United Kingdom	5.9%
Switzerland	4.3%
India	3.4%
Spain	2.7%
Netherlands	2.7%
Sweden	1.4%
Countries between 0.4%-1.3%^	2.9%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 3 countries, which each represents 0.4%-1.3% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016
(as a percentage of net assets)

S&P Global, Inc.	3.1%
Citigroup, Inc.	3.0%
Aetna, Inc.	2.9%
Airbus Group SE	2.7%
Alphabet, Inc. — Class C	2.6%
Murata Manufacturing Co., Ltd.	2.6%
Alphabet, Inc. — Class A	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Colgate-Palmolive Co.	2.4%
SAP SE	2.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-0.29%	10.02%	4.05%	—
Class I	0.22%	10.56%	4.57%	—
Class S	-0.04%	10.28%	4.32%	—
Class S2	-0.20%	10.12%	—	14.30%
MSCI All Country World IndexSM	7.86%	9.36%	3.56%	13.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Oppenheimer Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Pioneer High Yield Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Tracy Wright, Senior Vice President, Portfolio Manager, and Andrew Feltus, Director of High Yield and Senior Vice President of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class I shares provided a total return of 14.29% compared to the Bank of America/Merrill Lynch High Yield Master II Index and the Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index, which returned 17.49% and 17.33%, respectively, for the same period.

Portfolio Specifics: Within high yield, the top contributors to sector allocation were found in the underweights to the banking, media and retail sectors. Underweights to energy and basic industries were the largest negative contributors to both sector allocation and security selection. At the onset of 2016, energy was poised to continue to drag down the Bank of America/Merrill Lynch High Yield Master II Index. The pace of defaults was expected to pick up significantly. Following the stabilization and recovery in oil prices, defaults have trended lower and the sector led the corporate high yield index. Security selection was positive within gaming, telecommunications and utilities.

The out-of-benchmark allocation to convertible bonds was a slight negative contributor to relative performance, as the asset class lagged high yield despite posting strong absolute returns. The negative returns within the healthcare sector offset the positive returns from the remaining sectors such as basic industries and technology. Bank loans also had a strong year, however it resulted in a slight drag on relative performance given high yield's annual return.

The Portfolio's underweight allocation to securities that were rated CCC and below, including distressed, quality tiers was a strong negative contributor to performance as the more speculative credits significantly outperformed during the period.

The Portfolio's allocation to equity was a detractor during the year. The equity allocation was hurt by its healthcare and consumer discretionary exposure. The financial, industrial and information technology sectors contributed to returns.

Securities contributing to performance included the convertible bond positions in Dycom Industries and Mentor Graphics. The corporate bond position in Scientific Games International was also a top contributor.

Securities detracting from performance, during the year, included the corporate bond positions in Linn Energy, Community Health Systems and Approach Resources.

Current Strategy and Outlook: We continue to remain overweight the healthcare sector. We believe there is increasing value in the healthcare space as the sector continues to trade at levels overly reflecting risks associated with a Trump administration. These risks include the repealing or replacement of the Affordable Care Act and legislation affecting drug pricing. The Portfolio is slightly underweight energy. Within the energy sector, the Portfolio is overweight exploration & production and underweight energy services. The default risk within energy continues to trend lower as commodity prices have stabilized, supporting the energy and metals & mining sectors. The Portfolio is overweight homebuilding, which is U.S. based and levered to the strong consumer. High yield has experienced a significant level of positive total returns in 2016, despite a weak start to the year. We do not expect similar returns going forward, but believe fundamentals remain strong and returns will be more consistent. We will continue to invest in out-of-benchmark sectors such as bank loans and convertible bonds. Bank loans are poised to benefit from higher LIBOR rates, which will result in higher coupons. Convertible bonds will continue to be utilized to enhance the Portfolio's total return without the need to invest further down in the lower quality rating tiers.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2016
(as a percentage of net assets)

Corporate Bonds/Notes	85.4%
Common Stock	4.6%
U.S. Treasury Obligations	3.4%
Preferred Stock	1.4%
Municipal Bonds	0.6%
Warrants**	0.0%
Foreign Government Bonds**	0.0%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%

*  Includes short-term investments.

**  Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016*
(as a percentage of net assets)

United States Treasury Floating Rate Note, 0.705%, 07/31/18	3.4%
Sprint Corp., 7.250%, 09/15/21	1.8%
Scientific Games International, Inc., 10.000%, 12/01/22	1.0%
VRX Escrow Corp., 5.875%, 05/15/23	0.9%
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	0.7%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	0.7%
Level 3 Financing, Inc., 5.250%, 03/15/26	0.7%
Forest City Realty Trust, Inc.	0.7%
Fly Leasing Ltd, 6.375%, 10/15/21	0.6%
HCA, Inc., 5.250%, 06/15/26	0.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class I	14.29%	7.38%	7.77%
Class S	13.91%	7.10%	7.49%
Bank of America/Merrill Lynch High Yield Master II Index	17.49%	7.35%	7.34%
Bank of American/Merrill Lynch All Convertibles (Speculative Grade) Index	17.33%	10.03%	6.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, and Donald J. Easley, CFA, Vice President, Portfolio Managers of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class S shares provided a total return of 7.19% compared to the S&P MidCap 400 Index and the Russell Midcap® Growth Index, which returned 20.74% and 7.33%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell Midcap® Growth Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. Industrials and business services boosted relative results, due to stock selection and a favorable overweight. Leading holdings within the sector included United Continental and Harris. The largest passenger air carrier in the U.S. by revenue, United Continental received a boost from the news that the president of a competing airline would be moving to the firm, supporting the belief that United will be able to close a profit margin gap with its competitors. Shares also benefited from improved bookings and lower-than-expected non-fuel costs, which led to an improved year-end outlook. Harris, which provides secure communications products, benefited from accelerating orders for tactical radios, several new contracts, and the divestiture of an underperforming business.

In consumer discretionary, our stock holdings also outpaced their benchmark peers, most notably Burlington Stores and Harman International Industries. Burlington Stores consistently exceeded analyst estimates with growth in traffic, units per transaction, and conversion driving higher-than-expected same-store sales, while higher markups and cost savings expanded margins. A manufacturer of audio systems and electronic systems, Harman International received a boost following Samsung's bid to acquire the company.

Information technology was an area of relative weakness, owing to stock choices and a detrimental underweight. Sabre and Atlassian both detracted here. Sabre, which provides global distribution systems for the travel and tourism industry, fell as falling airline capacity and weak U.S. corporate bookings weighed on the company's travel network business. A provider of enterprise software for application development, collaboration, and chat functions, Atlassian suffered from a broad sell-off of software stocks and from investor concerns about slowing revenue growth due to pricing issues.

Current Strategy and Outlook: In the wake of President Trump's inauguration, we would not be surprised to see more market turbulence as the more controversial elements of his agenda work their way through the political process. Many of his stated policy goals could introduce considerable uncertainty into prospects for some Portfolio holdings, but in that case, we hope to take advantage of short-term volatility to build up positions in firms with superior long-term prospects. We are also concerned about the effects of the extraordinary measures taken by regulators and central banks to depress interest rates. We believe this shift in monetary policy has complicated the capital markets' role in directing investment and led to greater risk taking. This is particularly true in the information technology sector, raising concerns that a number of large, privately funded companies in that market space may falter in the coming year.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Consumer Discretionary	21.4%
Information Technology	20.4%
Industrials	17.0%
Health Care	15.2%
Financials	7.8%
Consumer Staples	5.6%
Materials	5.5%
Real Estate	4.0%
Energy	1.8%
Telecommunication Services	0.9%
Utilities	0.5%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016*
(as a percentage of net assets)

Fiserv, Inc.	1.0%
Ross Stores, Inc.	1.0%
Autozone, Inc.	0.9%
O'Reilly Automotive, Inc.	0.9%
Dollar General Corp.	0.9%
SBA Communications Corp.	0.9%
Intuitive Surgical, Inc.	0.9%
Zoetis, Inc.	0.8%
Amphenol Corp.	0.8%
Vulcan Materials Co.	0.8%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	6.93%	13.45%	7.89%	—
Class I	7.41%	13.98%	8.43%	—
Class R6(1)	7.52%	14.00%	8.44%	—
Class S	7.19%	13.70%	8.16%	—
Class S2	6.99%	13.53%	—	18.56%
S&P MidCap 400 Index	20.74%	15.33%	9.16%	19.97%
Russell Midcap® Growth Index	7.33%	13.51%	7.83%	18.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class I shares, provided a total return of 1.51% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned 11.96% and 7.08%, respectively, for the same period.

Portfolio Specifics: Stock selection was the main reason for relative underperformance by the Portfolio, but sector weighting was also negative. Health care was the largest relative detractor, primarily due to stock selection, though the Portfolio's overweight here was also detrimental. Information technology underperformed on stock selection. The Portfolio's lack of energy stocks also detracted, as this was the strongest sector in the S&P 500® Index. Consumer discretionary underperformed largely due to overweighting. Consumer staples was the leading relative outperformer, due to favorable significant underweighting.

Health care was the largest detractor. Shares of Allergan declined early in the year when its proposed merger with Pfizer was called off after the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions. While we still maintain a constructive view, we subsequently trimmed our position and continue to monitor competitive pressures on Restasis, a chronic dry-eye therapy, as well as sales growth of its Alzheimer's treatment, Namenda.

Early in the year, shares of Alexion Pharmaceuticals sold off along with other larger biotechnology stocks. The company issued disappointing guidance that fell below consensus analyst estimates in the first quarter and announced disappointing results from a phase III clinical trial that led to a sharp decline in the second quarter. The stock saw further volatility later in the year after delaying the filing of its quarterly financial statements and removing the CEO and CFO. Its financial statements have since been filed, without issue, and a new management team is on board.

Information technology relatively detracted. While shares of Alphabet lagged for the year, the stock remains a top holding and with strong prospects. Recent results continue to confirm our belief that the company remains very well positioned to keep capturing share of traditional ad-spending dollars. Mobile search continues to be the largest driver of growth, but YouTube, programmatic display, Play, and Cloud are all meaningful drivers as well.

Our substantial allocation to salesforce.com detracted from relative returns in the latter half of 2016, largely in response to a lack of clarity surrounding the company's acquisition strategy. Sentiment weighed on the stock based on its failed pursuit of acquiring LinkedIn, rumors of the CEO's interest in acquiring Twitter, and a leaked presentation highlighting numerous potential acquisition targets. Nonetheless, we believe the leading cloud-computing company's core business remains well positioned and it continues to execute well in both technology and sales.

Current Strategy and Outlook: In the fourth quarter, U.S. stocks advanced, resulting in strong full-year gains for many investors. Small-cap stocks outperformed large-caps, and value stocks surpassed growth stocks, as measured by Russell indexes. The U.S. Federal Reserve Board raised short-term rates in mid-December and is projecting three rate increases in 2017. Developed non-U.S. equity markets significantly underperformed U.S. shares, as returns to U.S. investors were hurt by a stronger dollar versus major currencies.

In our opinion, large-cap growth stock valuations appear relatively attractive versus their value counterparts and compared with small- and mid-cap stocks, which recorded strong fourth-quarter and 12-month gains. We are not concerned that interest rates are rising because moderately rising rates are a sign that the economy is growing. If President-elect Trump's agenda is pursued successfully, we believe multinational companies should benefit from improving global growth. Large-cap growth stocks would benefit from a rollback in corporate tax rates and an increase in infrastructure spending in 2017. However, policy initiatives take time to implement, and we intend to maintain our risk-aware investment approach to stock selection.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2016
(as a percentage of net assets)

Information Technology	36.8%
Consumer Discretionary	25.9%
Health Care	15.4%
Industrials	6.5%
Financials	6.1%
Consumer Staples	3.6%
Real Estate	3.0%
Utilities	0.7%
Materials	0.7%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016
(as a percentage of net assets)

Amazon.com, Inc.	7.6%
Priceline.com, Inc.	4.3%
Facebook, Inc.	4.1%
Microsoft Corp.	4.0%
Alphabet, Inc. — Class A	3.6%
Alphabet, Inc. — Class C	3.1%
Visa, Inc. — Class A	3.0%
Apple, Inc.	2.9%
Mastercard, Inc.	2.2%
PayPal Holdings, Inc.	2.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	1.01%	14.58%	7.29%	—
Class I	1.51%	15.15%	7.83%	—
Class S	1.26%	14.86%	7.56%	—
Class S2	1.10%	14.69%	—	17.41%
S&P 500® Index	11.96%	14.66%	6.95%	17.76%
Russell 1000® Growth Index	7.08%	14.50%	8.33%	18.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Cindy L. Sweeting, CFA and President of Templeton, Antonio T. Docal, CFA and Executive Vice President, and Peter A. Nori, CFA and Executive Vice President, Portfolio Managers of Templeton Investment Counsel, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio's Class I shares provided a total return of 1.85% compared to the MSCI All Country World ex-U.S. IndexSM ("MSCI ACWI ex-U.S.") and the MSCI EAFE® Index, which returned 4.50% and 1.00%, respectively, for the same period.

Portfolio Specifics: International equities advanced in 2016, an eventful year that began with fear and volatility and ended with renewed optimism and many major bourses hitting near-record highs. Portfolio performance improved sharply amid the second-half value rally, while full-year underperformance was largely attributable to adverse currency effects.

Financials stocks rebounded strongly near period-end as interest rates rose and growth expectations improved, though the late recovery failed to overcome earlier weakness. Stock selection in the sector detracted from the Portfolio's relative performance. European banks lagged but remained abundantly cheap in our assessment, relative to U.S. peers, and well placed to benefit from the potential for economic reflation, higher interest rates, falling loan-loss provisions and the end of re-regulation.

An overweighting in the health care sector detracted amid a sharp and sustained decline following political criticism during the U.S. election cycle. Israeli drug manufacturer Teva Pharmaceutical Industries performed poorly, though we believe the stock remained potentially well positioned for growth over a long-term horizon. Industry fundamentals more broadly continued to impress us, characterized by high returns on equity, strong cash flows and low leverage.

Turning to contributors, the Portfolio's significantly overweighted energy position benefited relative performance amid rebounding oil prices, and U.K. oil major BP was a top contributor, gaining as management continued to balance spending cuts with growth initiatives. Our current energy sector strategy involves selectively reducing exposure to some of the earlier cycle energy services and exploration and production stocks we believe have fuller valuations and rotating into more modestly valued integrated oil producers. Oil prices look well supported, in our view, given vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and major oil producers' recent agreement to curtail a larger-than-expected amount of production.

Stock selection benefited results in the information technology sector, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics. The company's shares rose as the firm recovered from a high-profile product recall and introduced more shareholder-friendly governance initiatives. The Portfolio's relative results also benefited from stock selection and its significant underweighting in what we considered the expensive and overcrowded consumer staples sector. Elsewhere, the materials sector contributed, led by Swiss miner Glencore, which rebounded off January 2016 lows amid balance sheet restructuring and commodity reflation.

From a regional standpoint, stock selection in North America detracted from the Portfolio's relative performance, while stock selection in Asia and Europe contributed.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio's performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Current Strategy and Outlook: Value has been bouncing off an extremely low base and, notwithstanding the risk of temporary consolidation should stocks periodically get ahead of themselves, the longer term prospects for our investment philosophy remain attractive to us. We are watching specifically for any meaningful improvements in the earnings of value stocks, which could drive the next leg of performance for a style that has thus far benefited primarily from higher valuation multiples. Conversely, economic and interest-rate normalization represent significant challenges for bondholders with nominally fixed returns. Real assets that can adjust for, or pass through, price increases and sustainably generate cash flows — like equities — appear far better positioned to us. As the market refocuses on fundamentals, we are confident that this next cycle will again prove the virtue of value-oriented active investors capable of identifying selective bargains and mitigating downside risk over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2016
(as a percentage of net assets)

United Kingdom	19.2%
Germany	12.3%
Japan	11.9%
France	10.3%
China	6.8%
Switzerland	6.3%
South Korea	6.3%
Netherlands	5.6%
Singapore	3.5%
Hong Kong	2.6%
Countries between 0.5% — 2.5%^	12.9%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 10 countries, which each represents 0.5%-2.5% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2016
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	3.0%
BP PLC	2.8%
Royal Dutch Shell PLC — Class B	2.7%
BNP Paribas	2.0%
HSBC Holdings PLC	2.0%
Roche Holding AG	1.9%
SoftBank Group Corp.	1.8%
ENI S.p.A.	1.7%
Teva Pharmaceutical Industries Ltd. ADR	1.8%
Sanofi	1.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	1.33%	5.11%	0.93%	—
Class I	1.85%	5.63%	1.37%	—
Class S	1.63%	5.36%	1.11%	—
Class S2	1.39%	5.20%	—	9.35%
MSCI ACWI ex-U.S.	4.50%	5.00%	0.96%	9.90%
MSCI EAFE® Index	1.00%	6.53%	0.75%	10.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
Voya Global Bond Portfolio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Class ADV	$1,000.00	$975.10	1.10%	$5.46	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	978.10	0.60	2.98	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	976.90	0.85	4.22	1,000.00	1,020.86	0.85	4.32
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,145.70	1.36%	$7.34	$1,000.00	$1,018.30	1.36%	$6.90
Class I	1,000.00	1,148.70	0.86	4.64	1,000.00	1,020.81	0.86	4.37
Class S	1,000.00	1,147.50	1.11	5.99	1,000.00	1,019.56	1.11	5.63
Class S2	1,000.00	1,147.70	1.26	6.80	1,000.00	1,018.80	1.26	6.39
VY® Baron Growth Portfolio
Class ADV	$1,000.00	$1,011.10	1.48%	$7.48	$1,000.00	$1,017.70	1.48%	$7.51
Class I	1,000.00	1,013.60	0.98	4.96	1,000.00	1,020.21	0.98	4.98
Class R6	1,000.00	1,013.60	0.98	4.96	1,000.00	1,020.21	0.98	4.98
Class S	1,000.00	1,012.20	1.23	6.22	1,000.00	1,018.95	1.23	6.24
Class S2	1,000.00	1,011.50	1.38	6.98	1,000.00	1,018.20	1.38	7.00

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® Columbia Contrarian Core Portfolio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Class ADV	$1,000.00	$1,060.70	1.20%	$6.22	$1,000.00	$1,019.10	1.20%	$6.09
Class I	1,000.00	1,062.90	0.70	3.63	1,000.00	1,021.62	0.70	3.56
Class S	1,000.00	1,062.10	0.95	4.92	1,000.00	1,020.36	0.95	4.82
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,200.40	1.36%	$7.52	$1,000.00	$1,018.30	1.36%	$6.90
Class I	1,000.00	1,203.40	0.86	4.76	1,000.00	1,020.81	0.86	4.37
Class R6	1,000.00	1,203.30	0.86	4.76	1,000.00	1,020.81	0.86	4.37
Class S	1,000.00	1,201.80	1.11	6.14	1,000.00	1,019.56	1.11	5.63
Class S2	1,000.00	1,200.40	1.26	6.97	1,000.00	1,018.80	1.26	6.39
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,175.90	1.23%	$6.73	$1,000.00	$1,018.95	1.23%	$6.24
Class I	1,000.00	1,178.90	0.73	4.00	1,000.00	1,021.47	0.73	3.71
Class S	1,000.00	1,177.10	0.98	5.36	1,000.00	1,020.21	0.98	4.98
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,124.90	1.14%	$6.09	$1,000.00	$1,019.41	1.14%	$5.79
Class I	1,000.00	1,127.80	0.64	3.42	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,126.50	0.89	4.76	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,125.60	1.02	5.45	1,000.00	1,020.01	1.02	5.18
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,075.10	1.37%	$7.15	$1,000.00	$1,018.25	1.37%	$6.95
Class I	1,000.00	1,077.00	0.87	4.54	1,000.00	1,020.76	0.87	4.42
Class S	1,000.00	1,076.20	1.12	5.85	1,000.00	1,019.51	1.12	5.69
Class S2	1,000.00	1,075.60	1.27	6.63	1,000.00	1,018.75	1.27	6.44
VY® Oppenheimer Global Portfolio
Class ADV	$1,000.00	$1,087.00	1.25%	$6.56	$1,000.00	$1,018.85	1.25%	$6.34
Class I	1,000.00	1,090.20	0.75	3.94	1,000.00	1,021.37	0.75	3.81
Class S	1,000.00	1,088.60	1.00	5.25	1,000.00	1,020.11	1.00	5.08
Class S2	1,000.00	1,087.70	1.15	6.03	1,000.00	1,019.36	1.15	5.84
VY® Pioneer High Yield Portfolio
Class I	$1,000.00	$1,072.40	0.71%	$3.70	$1,000.00	$1,021.57	0.71%	$3.61
Class S	1,000.00	1,071.10	0.96	5.00	1,000.00	1,020.31	0.96	4.88
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,053.30	1.27%	$6.55	$1,000.00	$1,018.75	1.27%	$6.44
Class I	1,000.00	1,055.20	0.77	3.98	1,000.00	1,021.27	0.77	3.91
Class R6	1,000.00	1,055.20	0.77	3.98	1,000.00	1,021.27	0.77	3.91
Class S	1,000.00	1,054.50	1.02	5.27	1,000.00	1,020.01	1.02	5.18
Class S2	1,000.00	1,053.90	1.17	6.04	1,000.00	1,019.25	1.17	5.94

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® T. Rowe Price Growth Equity Portfolio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Class ADV	$1,000.00	$1,076.60	1.23%	$6.42	$1,000.00	$1,018.95	1.23%	$6.24
Class I	1,000.00	1,079.30	0.73	3.82	1,000.00	1,021.47	0.73	3.71
Class S	1,000.00	1,077.90	0.98	5.12	1,000.00	1,020.21	0.98	4.98
Class S2	1,000.00	1,077.20	1.13	5.90	1,000.00	1,019.46	1.13	5.74
VY® Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$1,072.40	1.41%	$7.35	$1,000.00	$1,018.05	1.41%	$7.15
Class I	1,000.00	1,075.10	0.91	4.75	1,000.00	1,020.56	0.91	4.62
Class S	1,000.00	1,074.20	1.16	6.05	1,000.00	1,019.30	1.16	5.89
Class S2	1,000.00	1,072.00	1.31	6.82	1,000.00	1,018.55	1.31	6.65

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, each a series of Voya Partners, Inc., as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2017

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
ASSETS:
Investments in securities at fair value+*	$194,783,139	$352,939,928	$703,402,760	$322,256,643
Investments in affiliates at fair value**	48,212,598	—	—	—
Short-term investments at fair value***	21,473,701	18,122,918	5,192,517	3,610,640
Total investments at fair value	$264,469,438	$371,062,846	$708,595,277	$325,867,283
Cash	—	—	1,015,000	—
Cash collateral for futures	1,059,894	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,523,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	2,810,000	—	—	—
Foreign currencies at value****	127,235	—	—	—
Foreign cash collateral for futures*****	78,951	—	—	—
Receivables:
Investment securities sold	380,303	826,257	—	4,049,932
Fund shares sold	300,541	196,913	200,546	75,445
Dividends	730	690,223	941,057	464,132
Interest	1,406,451	—	—	—
Foreign tax reclaims	—	—	—	3,769
Unrealized appreciation on forward foreign currency contracts	2,510,309	11,678	—	—
Prepaid expenses	1,016	1,131	3,349	1,367
Reimbursement due from manager	12,495	34,484	—	55,916
Other assets	11,344	6,711	23,238	10,648
Total assets	274,691,707	372,830,243	710,778,467	330,528,492
LIABILITIES:
Payable for investment securities purchased	2,219,825	2,067,964	—	4,100,201
Payable for fund shares redeemed	—	446,344	93,682	119,716
Payable upon receipt of securities loaned	15,731,207	7,238,056	—	—
Unrealized depreciation on forward foreign currency contracts	5,919,220	50,142	—	—
Variation margin payable on centrally cleared swaps	136,792	—	—	—
Cash received as collateral for OTC derivatives (Note 2)	2,030,000	—	—	—
Payable for investment management fees	116,090	329,555	580,552	251,631
Payable for distribution and shareholder service fees	18,846	65,235	137,484	72,986
Payable to custodian due to bank overdraft	18,122	—	—	—
Payable to directors under the deferred compensation plan (Note 6)	11,344	6,711	23,238	10,648
Payable for directors fees	1,208	1,492	3,866	1,652
Other accrued expenses and liabilities	50,097	49,481	104,982	47,025
Written options, at fair value^	20,041,868	—	—	—
Total liabilities	46,294,619	10,254,980	943,804	4,603,859
NET ASSETS	$228,397,088	$362,575,263	$709,834,663	$325,924,633
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$238,033,075	$300,718,316	$244,314,440	$264,120,775
Undistributed net investment income	2,763,579	4,001,439	5,804,645	3,172,780
Accumulated net realized gain (loss)	(637,211)	9,152,134	78,260,735	17,698,993
Net unrealized appreciation (depreciation)	(11,762,355)	48,703,374	381,454,843	40,932,085
NET ASSETS	$228,397,088	$362,575,263	$709,834,663	$325,924,633
+ Including securities loaned at value	$15,412,472	$7,031,588	$—	$—
* Cost of investments in securities	$191,517,371	$304,198,114	$321,947,917	$281,324,211
** Cost of investments in affiliates	$57,285,247	$—	$—	$—
*** Cost of short-term investments	$21,510,566	$18,122,918	$5,192,517	$3,610,640
**** Cost of foreign currencies	$172,025	$—	$—	$—
***** Cost of foreign cash collateral for futures	$78,951	$—	$—	$—
^ Premiums received on written options	$17,710,908	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
Class ADV:
Net assets	$24,365,119	$101,947,517	$77,655,016	$25,431,592
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,379,182	8,471,086	3,129,093	1,230,913
Net asset value and redemption price per share	$10.24	$12.03	$24.82	$20.66
Class I:
Net assets	$163,396,895	$156,657,107	$150,672,284	$10,628,838
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,678,803	12,313,526	5,597,753	491,756
Net asset value and redemption price per share	$10.42	$12.72	$26.92	$21.61
Class R6:
Net assets	n/a	n/a	$878,572	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	32,628	n/a
Net asset value and redemption price per share	n/a	n/a	$26.93	n/a
Class S:
Net assets	$40,635,074	$99,089,312	$478,019,678	$289,864,203
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,903,801	7,889,459	18,438,480	13,668,911
Net asset value and redemption price per share	$10.41	$12.56	$25.93	$21.21
Class S2:
Net assets	n/a	$4,881,327	$2,609,113	n/a
Shares authorized	n/a	100,000,000	100,000,000	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	406,592	104,715	n/a
Net asset value and redemption price per share	n/a	$12.01	$24.92	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$232,944,488	$512,193,593	$1,649,050,314	$597,053,478
Short-term investments at fair value**	9,231,151	13,337,082	245,630,700	25,237,209
Total investments at fair value	$242,175,639	$525,530,675	$1,894,681,014	$622,290,687
Foreign currencies at value***	—	1,715	392,644	—
Receivables:
Investment securities sold	71,445	—	776,429	—
Fund shares sold	312,672	1,480,404	117,275	29,257
Dividends	273,166	536,057	2,137,803	964,752
Interest	—	—	3,022,754	—
Foreign tax reclaims	—	216,911	305,269	—
Unrealized appreciation on forward foreign currency contracts	—	822,857	1,883,232	—
Prepaid expenses	838	2,123	7,353	2,506
Reimbursement due from manager	—	—	31,037	—
Other assets	6,775	17,693	65,920	13,720
Total assets	242,840,535	528,608,435	1,903,420,730	623,300,922
LIABILITIES:
Payable for investment securities purchased	4,013,081	—	6,396,290	—
Payable for fund shares redeemed	575,582	1,758,300	3,796,468	1,534,993
Payable upon receipt of securities loaned	—	6,159,852	118,166,949	11,668,889
Unrealized depreciation on forward foreign currency contracts	—	1,731	—	—
Payable for investment management fees	170,475	312,633	936,215	434,761
Payable for distribution and shareholder service fees	47,674	76,913	309,937	105,916
Payable to directors under the deferred compensation plan (Note 6)	6,775	17,693	65,920	13,720
Payable for directors fees	1,035	2,527	8,616	3,015
Other accrued expenses and liabilities	30,904	77,709	194,179	110,074
Total liabilities	4,845,526	8,407,358	129,874,574	13,871,368
NET ASSETS	$237,995,009	$520,201,077	$1,773,546,156	$609,429,554
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$174,756,489	$522,204,336	$1,556,781,192	$419,865,263
Undistributed net investment income	709,236	1,270,256	4,391,247	178,023
Accumulated net realized gain (loss)	8,605,969	(91,064,715)	35,389,261	52,955,296
Net unrealized appreciation	53,923,315	87,791,200	176,984,456	136,430,972
NET ASSETS	$237,995,009	$520,201,077	$1,773,546,156	$609,429,554
+ Including securities loaned at value	$—	$5,922,116	$115,709,832	$11,371,819
* Cost of investments in securities	$179,021,173	$425,209,667	$1,477,530,157	$460,622,506
** Cost of short-term investments	$9,231,151	$13,337,082	$242,031,419	$25,237,209
*** Cost of foreign currencies	$—	$1,708	$389,651	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Class ADV:
Net assets	$36,303,748	$34,489,736	$49,628,241	$98,003,096
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,962,628	1,990,680	1,126,423	5,075,712
Net asset value and redemption price per share	$18.50	$17.33	$44.06	$19.31
Class I:
Net assets	$49,625,486	$194,503,515	$594,455,567	$215,891,946
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,604,690	11,135,262	13,251,124	10,928,664
Net asset value and redemption price per share	$19.05	$17.47	$44.86	$19.75
Class R6:
Net assets	$401,554	n/a	n/a	n/a
Shares authorized	100,000,000	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	21,067	n/a	n/a	n/a
Net asset value and redemption price per share	$19.06	n/a	n/a	n/a
Class S:
Net assets	$145,815,665	$291,207,826	$682,464,791	$291,724,733
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,689,966	16,684,929	15,344,205	14,897,783
Net asset value and redemption price per share	$18.96	$17.45	$44.48	$19.58
Class S2:
Net assets	$5,848,556	n/a	$446,997,557	$3,809,779
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	317,134	n/a	10,193,450	197,900
Net asset value and redemption price per share	$18.44	n/a	$43.85	$19.25

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,341,286,653	$99,063,003	$849,044,707	$1,515,156,709
Short-term investments at fair value**	79,150,704	3,249,444	46,207,414	59,179,509
Total investments at fair value	$1,420,437,357	$102,312,447	$895,252,121	$1,574,336,218
Cash	—	35,892	415,226	3,214,915
Cash collateral for futures	—	155,455	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	310,000	—	—
Receivables:
Investment securities sold	2,748,740	—	1,316,726	12,492,055
Fund shares sold	69,582	990	98,275	273,917
Dividends	368,646	19,133	543,905	658,471
Interest	—	1,255,157	—	—
Foreign tax reclaims	1,210,730	—	—	27,170
Unrealized appreciation on unfunded corporate loans (Note 12)	—	5,514	—	—
Variation margin receivable on centrally cleared swaps	—	841	—	—
Prepaid expenses	6,275	404	3,386	6,908
Reimbursement due from manager	—	7,159	—	—
Other assets	54,980	4,351	27,373	42,030
Total assets	1,424,896,310	104,107,343	897,657,012	1,591,051,684
LIABILITIES:
Payable for investment securities purchased	885,179	29,135	242,487	11,710,863
Payable for fund shares redeemed	1,035,325	158,340	2,897,253	1,664,377
Payable upon receipt of securities loaned	61,772,209	—	45,142,497	48,609,294
Payable for investment management fees	815,833	61,093	540,732	903,699
Payable for distribution and shareholder service fees	77,959	899	34,854	157,154
Payable to custodian due to foreign currency overdraft***	10,847	—	—	—
Payable to directors under the deferred compensation plan (Note 6)	54,980	4,351	27,373	42,030
Payable for directors fees	7,071	493	4,147	7,870
Other accrued expenses and liabilities	267,144	17,316	182,190	177,314
Total liabilities	64,926,547	271,627	49,071,533	63,272,601
NET ASSETS	$1,359,969,763	$103,835,716	$848,585,479	$1,527,779,083
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$815,162,947	$116,604,642	$582,710,915	$1,036,750,033
Undistributed net investment income	16,291,321	3,364,553	5,589,834	527,655
Accumulated net realized gain (loss)	(5,040,288)	(18,241,386)	63,452,484	168,899,423
Net unrealized appreciation	533,555,783	2,107,907	196,832,246	321,601,972
NET ASSETS	$1,359,969,763	$103,835,716	$848,585,479	$1,527,779,083
+ Including securities loaned at value	$58,873,574	$—	$44,133,447	$47,628,893
* Cost of investments in securities	$807,643,031	$97,090,217	$652,212,461	$1,193,550,584
** Cost of short-term investments	$79,150,704	$3,252,170	$46,207,414	$59,179,509
*** Cost of foreign currency overdraft	$10,847	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV:
Net assets	$90,659,770	n/a	$49,418,405	$192,546,062
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	5,701,225	n/a	5,379,263	2,654,633
Net asset value and redemption price per share	$15.90	n/a	$9.19	$72.53
Class I:
Net assets	$1,091,477,928	$99,572,795	$737,054,121	$989,826,251
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	65,918,519	8,518,718	73,466,848	12,781,425
Net asset value and redemption price per share	$16.56	$11.69	$10.03	$77.44
Class R6:
Net assets	n/a	n/a	$1,083,554	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	107,983	n/a
Net asset value and redemption price per share	n/a	n/a	$10.03	n/a
Class S:
Net assets	$174,417,466	$4,262,921	$56,578,381	$336,809,888
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,915,108	365,149	5,827,580	4,493,130
Net asset value and redemption price per share	$15.98	$11.67	$9.71	$74.96
Class S2:
Net assets	$3,414,599	n/a	$4,451,018	$8,596,882
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	219,195	n/a	482,725	117,326
Net asset value and redemption price per share	$15.58	n/a	$9.22	$73.27

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

VY® Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$613,492,304
Short-term investments at fair value**	26,977,186
Total investments at fair value	$640,469,490
Foreign currencies at value***	123,841
Receivables:
Investment securities sold	127,563
Fund shares sold	61,331
Dividends	1,043,553
Foreign tax reclaims	1,071,555
Prepaid expenses	2,865
Reimbursement due from manager	20,545
Other assets	47,519
Total assets	642,968,262
LIABILITIES:
Payable for investment securities purchased	170,257
Payable for fund shares redeemed	349,057
Payable upon receipt of securities loaned	13,691,845
Payable for investment management fees	475,407
Payable for distribution and shareholder service fees	104,481
Payable to custodian due to bank overdraft	92,961
Payable to directors under the deferred compensation plan (Note 6)	47,519
Payable for directors fees	3,283
Other accrued expenses and liabilities	154,914
Total liabilities	15,089,724
NET ASSETS	$627,878,538
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$687,987,908
Undistributed net investment income	11,585,457
Accumulated net realized loss	(139,725,247)
Net unrealized appreciation	68,030,420
NET ASSETS	$627,878,538
+ Including securities loaned at value	$13,003,961
* Cost of investments in securities	$545,350,230
** Cost of short-term investments	$26,976,909
*** Cost of foreign currencies	$124,128

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

VY® Templeton Foreign Equity Portfolio
Class ADV:
Net assets	$31,936,700
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,930,719
Net asset value and redemption price per share	$10.90
Class I:
Net assets	$170,231,088
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	15,462,663
Net asset value and redemption price per share	$11.01
Class S:
Net assets	$423,389,911
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	38,715,752
Net asset value and redemption price per share	$10.94
Class S2:
Net assets	$2,320,839
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	213,660
Net asset value and redemption price per share	$10.86

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,613	$6,297,838	$8,314,410	$6,298,764
Interest	6,434,578	—	—	431
Dividends from affiliated underlying funds	1,699,327	—	—	—
Securities lending income, net	20,250	111,402	—	—
Total investment income	8,168,768	6,409,240	8,314,410	6,299,195
EXPENSES:
Investment management fees	1,448,743	3,257,115	7,344,494	2,973,525
Distribution and shareholder service fees:
Class ADV	131,392	424,138	414,926	120,138
Class S	106,145	204,524	1,282,526	739,648
Class S2	—	16,176	14,291	—
Transfer agent fees	370	993	1,316	737
Shareholder reporting expense	29,106	32,904	72,078	33,700
Professional fees	19,581	21,270	48,219	25,501
Custody and accounting expense	77,180	104,371	73,288	41,397
Directors fees	7,244	8,949	23,194	9,912
Miscellaneous expense	13,190	19,343	46,855	21,907
Interest expense	1,472	13	10,103	75
Total expenses	1,834,423	4,089,796	9,331,290	3,966,540
Net waived and reimbursed fees	(148,278)	(871,848)	(1,328)	(785,696)
Brokerage commission recapture	—	—	(4,072)	(26,480)
Net expenses	1,686,145	3,217,948	9,325,890	3,154,364
Net investment income (loss)	6,482,623	3,191,292	(1,011,480)	3,144,831
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,908,621	12,517,553	85,922,795	18,523,125
Sale of affiliated underlying funds	(917,367)	—	—	—
Foreign currency related transactions	(3,224,379)	161,117	361	357
Futures	2,051,314	—	—	—
Swaps	(2,596,365)	—	—	—
Written options	292,921	—	—	—
Net realized gain	4,514,745	12,678,670	85,923,156	18,523,482
Net change in unrealized appreciation (depreciation) on:
Investments	5,141,422	50,842,072	(46,286,719)	4,985,729
Affiliated underlying funds	3,389,442	—	—	—
Foreign currency related transactions	(3,396,293)	(26,837)	—	(63)
Futures	465,130	—	—	—
Swaps	408,953	—	—	—
Written options	(2,330,960)	—	—	—
Net change in unrealized appreciation (depreciation)	3,677,694	50,815,235	(46,286,719)	4,985,666
Net realized and unrealized gain	8,192,439	63,493,905	39,636,437	23,509,148
Increase in net assets resulting from operations	$14,675,062	$66,685,197	$38,624,957	$26,653,979
* Foreign taxes withheld	$—	$36,118	$—	$14,100

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,958,357	$14,484,976	$28,737,543	$10,605,266
Interest	—	—	11,659,538	—
Securities lending income, net	—	148,392	769,187	208,292
Total investment income	2,958,357	14,633,368	41,166,268	10,813,558
EXPENSES:
Investment management fees	1,758,771	3,537,763	10,862,054	5,024,021
Distribution and shareholder service fees:
Class ADV	142,826	162,738	230,388	463,883
Class S	328,801	698,986	1,693,647	724,437
Class S2	20,840	—	1,837,414	17,352
Transfer agent fees	757	1,209	2,734	638
Shareholder reporting expense	26,494	62,515	216,991	64,982
Registration fees	—	—	1,098	—
Professional fees	19,269	33,468	101,731	42,417
Custody and accounting expense	21,379	96,371	227,704	71,480
Directors fees	6,208	15,162	51,699	18,096
Miscellaneous expense	19,201	37,212	103,680	43,861
Interest expense	—	—	—	174
Total expenses	2,344,546	4,645,424	15,329,140	6,471,341
Net waived and reimbursed fees	(54,534)	(93,267)	(726,914)	(1,286)
Brokerage commission recapture	(46,007)	(5,290)	(17,315)	(6,290)
Net expenses	2,244,005	4,546,867	14,584,911	6,463,765
Net investment income	714,352	10,086,501	26,581,357	4,349,793
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,854,041	25,695,131	39,963,165	54,144,082
Foreign currency related transactions	—	2,005,117	5,097,514	—
Net realized gain	8,854,041	27,700,248	45,060,679	54,144,082
Net change in unrealized appreciation (depreciation) on:
Investments	35,484,324	45,384,160	167,013,334	23,478,691
Foreign currency related transactions	—	168,589	918,998	—
Net change in unrealized appreciation (depreciation)	35,484,324	45,552,749	167,932,332	23,478,691
Net realized and unrealized gain	44,338,365	73,252,997	212,993,011	77,622,773
Increase in net assets resulting from operations	$45,052,717	$83,339,498	$239,574,368	$81,972,566
* Foreign taxes withheld	$6,979	$287,783	$683,244	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$24,682,548	$221,315	$8,679,744	$13,012,110
Interest	—	5,442,627	—	—
Securities lending income, net	1,078,555	—	566,114	932,803
Total investment income	25,761,103	5,663,942	9,245,858	13,944,913
EXPENSES:
Investment management fees	9,899,508	690,820	6,136,610	11,017,734
Distribution and shareholder service fees:
Class ADV	487,016	—	241,740	960,837
Class S	473,879	10,031	99,126	868,471
Class S2	15,302	—	17,675	31,056
Transfer agent fees	2,158	486	1,504	2,927
Shareholder reporting expense	137,630	16,885	68,555	126,590
Professional fees	112,557	14,831	49,290	80,566
Custody and accounting expense	319,168	32,090	99,035	177,573
Directors fees	42,426	2,961	24,880	47,219
Miscellaneous expense	89,977	10,181	53,965	98,242
Interest expense	—	—	178	304
Total expenses	11,579,621	778,285	6,792,558	13,411,519
Net waived and reimbursed fees	(1,262)	(65,632)	(1,231)	(93,687)
Brokerage commission recapture	—	(95)	(1,051)	(6,787)
Net expenses	11,578,359	712,558	6,790,276	13,311,045
Net investment income	14,182,744	4,951,384	2,455,582	633,868
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,968,376	(3,186,494)	67,926,268	171,328,712
Foreign currency related transactions	12,190	47	—	4,675
Futures	—	(122,214)	—	—
Swaps	—	141,185	—	—
Net realized gain (loss)	8,980,566	(3,167,476)	67,926,268	171,333,387
Net change in unrealized appreciation (depreciation) on:
Investments	(31,437,876)	11,140,165	(11,910,223)	(159,760,721)
Foreign currency related transactions	(46,458)	(62)	—	1,965
Futures	—	52,947	—	—
Swaps	—	146,722	—	—
Unfunded commitments	—	5,514	—	—
Net change in unrealized appreciation (depreciation)	(31,484,334)	11,345,286	(11,910,223)	(159,758,756)
Net realized and unrealized gain (loss)	(22,503,768)	8,177,810	56,016,045	11,574,631
Increase (decrease) in net assets resulting from operations	$(8,321,024)	$13,129,194	$58,471,627	$12,208,499
* Foreign taxes withheld	$1,998,608	$—	$13,145	$34,719

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

VY® Templeton Foreign Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$20,844,496
Interest	32,607
Securities lending income, net	455,193
Total investment income	21,332,296
EXPENSES:
Investment management fees	5,831,237
Distribution and shareholder service fees:
Class ADV	164,373
Class S	1,119,383
Class S2	10,331
Transfer agent fees	1,483
Shareholder reporting expense	69,880
Professional fees	42,680
Custody and accounting expense	247,260
Directors fees	19,698
Miscellaneous expense	80,615
Interest expense	139
Total expenses	7,587,079
Net waived and reimbursed fees	(315,922)
Brokerage commission recapture	(5,596)
Net expenses	7,265,561
Net investment income	14,066,735
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,064,326)
Foreign currency related transactions	(277,834)
Net realized loss	(4,342,160)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,891,989)
Foreign currency related transactions	29,547
Net change in unrealized appreciation (depreciation)	(1,862,442)
Net realized and unrealized loss	(6,204,602)
Increase in net assets resulting from operations	$7,862,133
* Foreign taxes withheld	$2,019,681

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		VY® American Century Small-Mid Cap Value Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$6,482,623	$7,920,236	$3,191,292	$3,038,304
Net realized gain (loss)	4,514,745	(18,018,009)	12,678,670	27,210,391
Net change in unrealized appreciation (depreciation)	3,677,694	(1,710,632)	50,815,235	(35,602,203)
Increase (decrease) in net assets resulting from operations	14,675,062	(11,808,405)	66,685,197	(5,353,508)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(154,504)	—	(995,310)	(1,133,028)
Class I	(1,633,644)	—	(2,077,708)	(2,364,293)
Class S	(327,519)	—	(1,101,144)	(1,308,701)
Class S2	—	—	(48,274)	(43,628)
Net realized gains:
Class ADV	—	—	(7,579,332)	(16,172,736)
Class I	—	—	(11,110,668)	(23,979,645)
Class S	—	—	(7,061,817)	(15,919,521)
Class S2	—	—	(327,339)	(639,323)
Return of capital:
Class ADV	(200,037)	—	—	—
Class I	(1,312,446)	—	—	—
Class S	(322,210)	—	—	—
Total distributions	(3,950,360)	—	(30,301,592)	(61,560,875)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,918,890	7,497,148	61,787,440	24,872,268
Reinvestment of distributions	3,950,360	—	30,301,592	61,560,875
	15,869,250	7,497,148	92,089,032	86,433,143
Cost of shares redeemed	(36,478,785)	(49,345,165)	(43,296,396)	(64,589,400)
Net increase (decrease) in net assets resulting from capital share transactions	(20,609,535)	(41,848,017)	48,792,636	21,843,743
Net increase (decrease) in net assets	(9,884,833)	(53,656,422)	85,176,241	(45,070,640)
NET ASSETS:
Beginning of year or period	238,281,921	291,938,343	277,399,022	322,469,662
End of year or period	$228,397,088	$238,281,921	$362,575,263	$277,399,022
Undistributed net investment income/Accumulated net investment loss at end of year or period	$2,763,579	$(515,854)	$4,001,439	$4,090,003

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Baron Growth Portfolio		VY® Columbia Contrarian Core Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$(1,011,480)	$(2,534,878)	$3,144,831	$2,635,954
Net realized gain	85,923,156	86,253,062	18,523,482	30,338,522
Net change in unrealized appreciation (depreciation)	(46,286,719)	(129,335,880)	4,985,666	(22,240,552)
Increase (decrease) in net assets resulting from operations	38,624,957	(45,617,696)	26,653,979	10,733,924
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(51,188)	(818,094)	(146,230)
Class I	—	(1,281,940)	(372,081)	(120,209)
Class S	—	(1,817,615)	(9,970,524)	(2,665,751)
Class S2	—	(10,839)	—	—
Net realized gains:
Class ADV	(9,413,716)	(7,956,319)	(2,225,263)	(2,307,141)
Class I	(17,990,751)	(16,920,166)	(901,673)	(1,206,112)
Class R6	(324)	—	—	—
Class S	(56,573,883)	(47,874,375)	(26,093,897)	(35,019,245)
Class S2	(318,426)	(484,995)	—	—
Total distributions	(84,297,100)	(76,397,437)	(40,381,532)	(41,464,688)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,054,643	34,281,041	16,806,433	18,857,402
Reinvestment of distributions	84,297,100	76,397,437	40,381,532	41,464,688
	108,351,743	110,678,478	57,187,965	60,322,090
Cost of shares redeemed	(202,292,467)	(203,226,667)	(55,253,278)	(53,225,750)
Net increase (decrease) in net assets resulting from capital share transactions	(93,940,724)	(92,548,189)	1,934,687	7,096,340
Net decrease in net assets	(139,612,867)	(214,563,322)	(11,792,866)	(23,634,424)
NET ASSETS:
Beginning of year or period	849,447,530	1,064,010,852	337,717,499	361,351,923
End of year or period	$709,834,663	$849,447,530	$325,924,633	$337,717,499
Undistributed (distributions in excess of) net investment income at end of year or period	$5,804,645	$(17,659)	$3,172,780	$11,151,533

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Small Cap Value II Portfolio		VY® Invesco Comstock Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$714,352	$603,137	$10,086,501	$7,954,276
Net realized gain	8,854,041	21,134,398	27,700,248	46,586,258
Net change in unrealized appreciation (depreciation)	35,484,324	(28,061,517)	45,552,749	(89,907,596)
Increase (decrease) in net assets resulting from operations	45,052,717	(6,323,982)	83,339,498	(35,367,062)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(15,674)	(75,657)	(738,151)	(775,483)
Class I	(230,012)	(281,364)	(5,061,532)	(5,351,730)
Class R6	(17)	—	—	—
Class S	(349,701)	(483,770)	(6,796,359)	(7,603,995)
Class S2	(8,597)	(21,449)	—	—
Net realized gains:
Class ADV	(1,236,527)	—	—	—
Class I	(1,752,923)	—	—	—
Class R6	(131)	—	—	—
Class S	(5,529,745)	—	—	—
Class S2	(214,304)	—	—	—
Total distributions	(9,337,631)	(862,240)	(12,596,042)	(13,731,208)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,420,526	26,522,023	34,781,203	116,065,545
Reinvestment of distributions	9,337,631	862,240	12,596,042	13,731,208
	38,758,157	27,384,263	47,377,245	129,796,753
Cost of shares redeemed	(47,448,223)	(54,259,618)	(133,465,225)	(114,041,864)
Net increase (decrease) in net assets resulting from capital share transactions	(8,690,066)	(26,875,355)	(86,087,980)	15,754,889
Net increase (decrease) in net assets	27,025,020	(34,061,577)	(15,344,524)	(33,343,381)
NET ASSETS:
Beginning of year or period	210,969,989	245,031,566	535,545,601	568,888,982
End of year or period	$237,995,009	$210,969,989	$520,201,077	$535,545,601
Undistributed net investment income at end of year or period	$709,236	$598,885	$1,270,256	$988,549

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Equity and Income Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$26,581,357	$26,587,452	$4,349,793	$4,232,708
Net realized gain	45,060,679	82,939,387	54,144,082	55,658,161
Net change in unrealized appreciation (depreciation)	167,932,332	(151,461,029)	23,478,691	(79,176,650)
Increase (decrease) in net assets resulting from operations	239,574,368	(41,934,190)	81,972,566	(19,285,781)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(750,644)	(921,211)	(421,565)	(377,888)
Class I	(11,647,011)	(14,265,378)	(1,897,621)	(2,143,085)
Class S	(11,792,935)	(15,265,238)	(1,880,544)	(1,937,538)
Class S2	(7,227,173)	(8,811,979)	(21,210)	(19,270)
Net realized gains:
Class ADV	(2,032,873)	(4,055,040)	(8,688,677)	(13,223,638)
Class I	(24,684,765)	(50,510,479)	(19,904,144)	(35,398,660)
Class S	(29,280,225)	(62,177,273)	(26,505,473)	(45,650,719)
Class S2	(18,543,168)	(38,137,778)	(391,432)	(649,788)
Total distributions	(105,958,794)	(194,144,376)	(59,710,666)	(99,400,586)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,992,017	29,358,738	35,302,031	49,706,246
Reinvestment of distributions	105,958,794	194,144,376	59,710,666	99,400,586
	131,950,811	223,503,114	95,012,697	149,106,832
Cost of shares redeemed	(305,107,611)	(333,647,596)	(129,110,564)	(131,017,273)
Net increase (decrease) in net assets resulting from capital share transactions	(173,156,800)	(110,144,482)	(34,097,867)	18,089,559
Net decrease in net assets	(39,541,226)	(346,223,048)	(11,835,967)	(100,596,808)
NET ASSETS:
Beginning of year or period	1,813,087,382	2,159,310,430	621,265,521	721,862,329
End of year or period	$1,773,546,156	$1,813,087,382	$609,429,554	$621,265,521
Undistributed net investment income at end of year or period	$4,391,247	$3,193,599	$178,023	$3,516

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Oppenheimer Global Portfolio		VY® Pioneer High Yield Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$14,182,744	$16,352,683	$4,951,384	$5,671,305
Net realized gain (loss)	8,980,566	100,576,095	(3,167,476)	(1,280,826)
Net change in unrealized appreciation (depreciation)	(31,484,334)	(50,455,539)	11,345,286	(8,783,327)
Increase (decrease) in net assets resulting from operations	(8,321,024)	66,473,239	13,129,194	(4,392,848)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(687,804)	(1,084,846)	—	—
Class I	(13,873,563)	(19,318,309)	(4,907,706)	(5,539,616)
Class S	(1,776,290)	(3,033,566)	(197,859)	(210,519)
Class S2	(25,099)	(54,499)	—	—
Net realized gains:
Class ADV	(6,897,082)	(8,315,481)	—	—
Class I	(77,745,290)	(100,091,139)	—	—
Class S	(13,294,926)	(18,803,314)	—	—
Class S2	(242,723)	(376,490)	—	—
Total distributions	(114,542,777)	(151,077,644)	(5,105,565)	(5,750,135)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,311,860	94,529,991	18,508,506	12,634,324
Reinvestment of distributions	114,542,777	151,077,644	5,105,565	5,750,135
	138,854,637	245,607,635	23,614,071	18,384,459
Cost of shares redeemed	(256,622,666)	(202,359,715)	(23,137,395)	(34,934,776)
Net increase (decrease) in net assets resulting from capital share transactions	(117,768,029)	43,247,920	476,676	(16,550,317)
Net increase (decrease) in net assets	(240,631,830)	(41,356,485)	8,500,305	(26,693,300)
NET ASSETS:
Beginning of year or period	1,600,601,593	1,641,958,078	95,335,411	122,028,711
End of year or period	$1,359,969,763	$1,600,601,593	$103,835,716	$95,335,411
Undistributed net investment income at end of year or period	$16,291,321	$16,309,516	$3,364,553	$3,208,204

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$2,455,582	$1,205,957	$633,868	$(2,574,018)
Net realized gain	67,926,268	99,490,810	171,333,387	184,078,366
Net change in unrealized appreciation (depreciation)	(11,910,223)	(83,377,794)	(159,758,756)	(19,214,776)
Increase in net assets resulting from operations	58,471,627	17,318,973	12,208,499	162,289,572
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(13,696)	—	—	—
Class I	(2,294,727)	—	—	—
Class R6	(9)	—	—	—
Class S	(27,759)	—	—	—
Net realized gains:
Class ADV	(6,387,707)	(4,928,655)	(23,966,449)	(28,240,157)
Class I	(88,659,304)	(119,999,747)	(119,705,351)	(150,611,865)
Class R6	(366)	—	—	—
Class S	(3,940,284)	(4,330,538)	(39,520,831)	(60,500,345)
Class S2	(541,416)	(689,460)	(1,051,248)	(740,378)
Total distributions	(101,865,268)	(129,948,400)	(184,243,879)	(240,092,745)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	43,577,227	38,636,631	112,814,677	285,115,923
Proceeds from shares issued in merger (Note 13)	29,183,887	—	—	—
Reinvestment of distributions	101,865,268	129,948,400	184,243,879	240,092,745
	174,626,382	168,585,031	297,058,556	525,208,668
Cost of shares redeemed	(111,164,436)	(87,954,330)	(356,518,739)	(262,660,670)
Net increase (decrease) in net assets resulting from capital share transactions	63,461,946	80,630,701	(59,460,183)	262,547,998
Net increase (decrease) in net assets	20,068,305	(31,998,726)	(231,495,563)	184,744,825
NET ASSETS:
Beginning of year or period	828,517,174	860,515,900	1,759,274,646	1,574,529,821
End of year or period	$848,585,479	$828,517,174	$1,527,779,083	$1,759,274,646
Undistributed net investment income/Accumulated net investment loss at end of year or period	$5,589,834	$2,304,604	$527,655	$(32,269)
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Templeton Foreign Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$14,066,735	$17,113,370
Net realized gain (loss)	(4,342,160)	28,451,749
Net change in unrealized appreciation (depreciation)	(1,862,442)	(68,773,168)
Increase (decrease) in net assets resulting from operations	7,862,133	(23,208,049)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(947,058)	(1,326,137)
Class I	(6,016,205)	(8,274,865)
Class S	(14,104,724)	(19,973,007)
Class S2	(76,613)	(83,426)
Total distributions	(21,144,600)	(29,657,435)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,656,215	27,587,391
Reinvestment of distributions	21,144,600	29,657,435
	47,800,815	57,244,826
Cost of shares redeemed	(129,326,350)	(124,914,543)
Net decrease in net assets resulting from capital share transactions	(81,525,535)	(67,669,717)
Net decrease in net assets	(94,808,002)	(120,535,201)
NET ASSETS:
Beginning of year or period	722,686,540	843,221,741
End of year or period	$627,878,538	$722,686,540
Undistributed net investment income at end of year or period	$11,585,457	$21,744,257

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
Voya Global Bond Portfolio
Class ADV
12-31-16	9.81	0.24	•	0.33	0.57	0.06	—	0.08
12-31-15	10.31	0.26	•	(0.76)	(0.50)	—	—	—
12-31-14	10.35	0.37	•	(0.37)	0.00 *	0.04	—	—
12-31-13	11.35	0.33	•	(0.85)	(0.52)	0.19	0.29	—
12-31-12	11.22	0.41	•	0.39	0.80	0.67	—	—
Class I
12-31-16	9.97	0.30	•	0.33	0.63	0.10	—	0.08
12-31-15	10.42	0.32	•	(0.77)	(0.45)	—	—	—
12-31-14	10.46	0.43	•	(0.38)	0.05	0.09	—	—
12-31-13	11.46	0.40	•	(0.87)	(0.47)	0.24	0.29	—
12-31-12	11.32	0.47	•	0.40	0.87	0.73	—	—
Class S
12-31-16	9.97	0.27		0.33	0.60	0.08	—	0.08
12-31-15	10.44	0.29	•	(0.76)	(0.47)	—	—	—
12-31-14	10.48	0.40	•	(0.38)	0.02	0.06	—	—
12-31-13	11.48	0.37	•	(0.87)	(0.50)	0.21	0.29	—
12-31-12	11.33	0.47	•	0.37	0.84	0.69	—	—
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-16	10.80	0.08		2.34	2.42	0.14	1.05	—
12-31-15	13.82	0.08		(0.27)	(0.19)	0.19	2.64	—
12-31-14	14.79	0.12	•	1.49	1.61	0.18	2.40	—
12-31-13	11.76	0.12	•	3.49	3.61	0.14	0.44	—
12-31-12	11.08	0.18	•	1.53	1.71	0.12	0.91	—
Class I
12-31-16	11.35	0.15	•	2.47	2.62	0.20	1.05	—
12-31-15	14.40	0.16	•	(0.31)	(0.15)	0.26	2.64	—
12-31-14	15.30	0.20	•	1.55	1.75	0.25	2.40	—
12-31-13	12.12	0.19	•	3.61	3.80	0.18	0.44	—
12-31-12	11.38	0.24	•	1.58	1.82	0.17	0.91	—
Class S
12-31-16	11.22	0.11		2.44	2.55	0.16	1.05	—
12-31-15	14.25	0.13	•	(0.30)	(0.17)	0.22	2.64	—
12-31-14	15.16	0.16	•	1.54	1.70	0.21	2.40	—
12-31-13	12.03	0.15	•	3.57	3.72	0.15	0.44	—
12-31-12	11.30	0.19		1.59	1.78	0.14	0.91	—
Class S2
12-31-16	10.78	0.09		2.35	2.44	0.16	1.05	—
12-31-15	13.79	0.11	•	(0.30)	(0.19)	0.18	2.64	—
12-31-14	14.70	0.13	•	1.49	1.62	0.13	2.40	—
12-31-13	11.70	0.13	•	3.46	3.59	0.15	0.44	—
12-31-12	11.03	0.19	•	1.53	1.72	0.14	0.91	—
VY® Baron Growth Portfolio
Class ADV
12-31-16	26.58	(0.11)		1.50	1.39	—	3.15	—
12-31-15	30.35	(0.16)		(1.23)	(1.39)	0.02	2.36	—
12-31-14	29.66	(0.01)		1.17	1.16	—	0.47	—
12-31-13	22.53	(0.04	)•	8.55	8.51	0.32	1.06	—
12-31-12	18.87	0.30	•	3.36	3.66	—	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-16	0.14	—	10.24	5.82	1.16	1.10	1.10	2.27	24,365	214
12-31-15	—	—	9.81	(4.85)	1.15	1.10	1.10	2.58	26,374	335
12-31-14	0.04	—	10.31	(0.06)	1.16	1.10	1.10	3.49	32,874	296
12-31-13	0.48	—	10.35	(4.50)	1.19	1.08	1.08	3.09	34,155	394
12-31-12	0.67	—	11.35	7.36	1.18	1.02	1.02	3.61	34,927	487
Class I
12-31-16	0.18	—	10.42	6.30	0.66	0.60	0.60	2.78	163,397	214
12-31-15	—	—	9.97	(4.32)	0.65	0.60	0.60	3.08	168,739	335
12-31-14	0.09	—	10.42	0.42	0.66	0.60	0.60	3.99	208,023	296
12-31-13	0.53	—	10.46	(4.00)	0.69	0.58	0.58	3.65	237,646	394
12-31-12	0.73	—	11.46	7.91	0.68	0.52	0.52	4.09	309,348	487
Class S
12-31-16	0.16	—	10.41	6.03	0.91	0.85	0.85	2.53	40,635	214
12-31-15	—	—	9.97	(4.50)	0.90	0.85	0.85	2.83	43,169	335
12-31-14	0.06	—	10.44	0.15	0.91	0.85	0.85	3.74	51,041	296
12-31-13	0.50	—	10.48	(4.28)	0.94	0.83	0.83	3.39	54,246	394
12-31-12	0.69	—	11.48	7.65	0.93	0.77	0.77	4.05	66,533	487
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-16	1.19	—	12.03	23.69	1.65	1.36	1.36	0.78	101,948	68
12-31-15	2.83	—	10.80	(1.97)	1.66	1.36	1.36	0.72	79,901	71
12-31-14	2.58	—	13.82	12.15	1.65	1.36	1.36	0.82	86,335	79
12-31-13	0.58	—	14.79	31.12	1.66	1.42	1.42	0.88	95,563	84
12-31-12	1.03	—	11.76	16.07	1.70	1.43	1.43	1.55	56,202	95
Class I
12-31-16	1.25	—	12.72	24.38	1.15	0.86	0.86	1.28	156,657	68
12-31-15	2.90	—	11.35	(1.54)	1.16	0.86	0.86	1.21	115,279	71
12-31-14	2.65	—	14.40	12.76	1.15	0.86	0.86	1.31	138,605	79
12-31-13	0.62	—	15.30	31.78	1.16	0.92	0.92	1.38	171,086	84
12-31-12	1.08	—	12.12	16.59	1.20	0.93	0.93	2.05	116,175	95
Class S
12-31-16	1.21	—	12.56	24.06	1.40	1.11	1.11	1.03	99,089	68
12-31-15	2.86	—	11.22	(1.74)	1.41	1.11	1.11	0.96	78,646	71
12-31-14	2.61	—	14.25	12.47	1.40	1.11	1.11	1.06	94,268	79
12-31-13	0.59	—	15.16	31.36	1.41	1.17	1.17	1.12	116,117	84
12-31-12	1.05	—	12.03	16.35	1.45	1.18	1.18	1.76	84,475	95
Class S2
12-31-16	1.21	—	12.01	23.92	1.58	1.26	1.26	0.90	4,881	68
12-31-15	2.82	—	10.78	(1.91)	1.66	1.26	1.26	0.85	3,573	71
12-31-14	2.53	—	13.79	12.33	1.65	1.26	1.26	0.89	3,262	79
12-31-13	0.59	—	14.70	31.15	1.66	1.32	1.32	0.98	6,560	84
12-31-12	1.05	—	11.70	16.24	1.70	1.33	1.33	1.68	3,205	95
VY® Baron Growth Portfolio
Class ADV
12-31-16	3.15	—	24.82	5.06	1.48	1.48	1.48	(0.41)	77,655	4
12-31-15	2.38	—	26.58	(5.27)	1.49	1.49	1.49	(0.54)	90,914	5
12-31-14	0.47	—	30.35	4.06	1.48	1.48	1.48	(0.04)	111,145	10
12-31-13	1.38	—	29.66	38.50	1.49	1.49	1.49	(0.15)	110,486	8
12-31-12	—	—	22.53	19.40	1.52	1.52	1.52	1.45	61,428	15

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Baron Growth Portfolio (continued)
Class I
12-31-16	28.45	0.04		1.58	1.62	—	3.15	—
12-31-15	32.31	(0.01)		(1.31)	(1.32)	0.18	2.36	—
12-31-14	31.49	0.14		1.24	1.38	0.09	0.47	—
12-31-13	23.80	0.10	•	9.06	9.16	0.41	1.06	—
12-31-12	19.84	0.43	•	3.53	3.96	—	—	—
Class R6
05-03-16(5)-12-31-16	28.86	0.23	•	0.99	1.22	—	3.15	—
Class S
12-31-16	27.57	(0.05)		1.56	1.51	—	3.15	—
12-31-15	31.39	(0.08)		(1.29)	(1.37)	0.09	2.36	—
12-31-14	30.60	0.09		1.19	1.28	0.02	0.47	—
12-31-13	23.18	0.01		8.83	8.84	0.36	1.06	—
12-31-12	19.37	0.35	•	3.46	3.81	—	—	—
Class S2
12-31-16	26.65	(0.10	)•	1.52	1.42	—	3.15	—
12-31-15	30.43	(0.13)		(1.24)	(1.37)	0.05	2.36	—
12-31-14	29.75	0.02		1.17	1.19	0.04	0.47	—
12-31-13	22.62	(0.03	)•	8.61	8.58	0.39	1.06	—
12-31-12	18.93	0.36	•	3.33	3.69	—	—	—
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-16	21.73	0.15	•	1.55	1.70	0.74	2.03	—
12-31-15	24.00	0.12	•	0.58	0.70	0.18	2.79	—
12-31-14	24.56	0.14	•	2.70	2.84	0.17	3.23	—
12-31-13	18.49	0.11		6.23	6.34	0.27	—	—
12-31-12	16.53	0.15		1.83	1.98	0.02	—	—
Class I
12-31-16	22.59	0.27	•	1.62	1.89	0.84	2.03	—
12-31-15	24.82	0.24	•	0.60	0.84	0.28	2.79	—
12-31-14	25.24	0.27		2.79	3.06	0.25	3.23	—
12-31-13	18.96	0.18	•	6.45	6.63	0.35	—	—
12-31-12	16.94	0.25	•	1.87	2.12	0.10	—	—
Class S
12-31-16	22.21	0.21	•	1.59	1.80	0.77	2.03	—
12-31-15	24.45	0.18	•	0.58	0.76	0.21	2.79	—
12-31-14	24.93	0.21		2.75	2.96	0.21	3.23	—
12-31-13	18.75	0.18	•	6.30	6.48	0.30	—	—
12-31-12	16.75	0.20	•	1.85	2.05	0.05	—	—
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-16	15.67	0.01		3.55	3.56	0.01	0.72	—
12-31-15	16.23	0.00	*	(0.52)	(0.52)	0.04	—	—
12-31-14	15.63	0.03	•	0.61	0.64	0.04	—	—
12-31-13	11.28	0.01	•	4.44	4.45	0.10	—	—
12-31-12	9.92	0.06		1.33	1.39	0.03	—	—
Class I
12-31-16	16.12	0.10		3.64	3.74	0.09	0.72	—
12-31-15	16.67	0.09		(0.54)	(0.45)	0.10	—	—
12-31-14	15.99	0.11	•	0.63	0.74	0.06	—	—
12-31-13	11.51	0.08	•	4.54	4.62	0.14	—	—
12-31-12	10.10	0.12	•	1.35	1.47	0.06	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Baron Growth Portfolio (continued)
Class I
12-31-16	3.15	—	26.92	5.57	0.98	0.98	0.98	0.12	150,672	4
12-31-15	2.54	—	28.45	(4.75)	0.99	0.99	0.99	(0.04)	193,601	5
12-31-14	0.56	—	32.31	4.55	0.98	0.98	0.98	0.45	251,230	10
12-31-13	1.47	—	31.49	39.23	0.99	0.99	0.99	0.36	270,788	8
12-31-12	—	—	23.80	19.96	1.02	1.02	1.02	1.95	169,708	15
Class R6
05-03-16(5)-12-31-16	3.15	—	26.93	4.10	0.98	0.98	0.98	1.39	879	4
Class S
12-31-16	3.15	—	25.93	5.33	1.23	1.23	1.23	(0.17)	478,020	4
12-31-15	2.45	—	27.57	(5.03)	1.24	1.24	1.24	(0.29)	559,237	5
12-31-14	0.49	—	31.39	4.34	1.23	1.23	1.23	0.26	694,762	10
12-31-13	1.42	—	30.60	38.85	1.24	1.24	1.24	0.09	798,221	8
12-31-12	—	—	23.18	19.67	1.27	1.27	1.27	1.65	551,582	15
Class S2
12-31-16	3.15	—	24.92	5.17	1.42	1.38	1.38	(0.38)	2,609	4
12-31-15	2.41	—	26.65	(5.17)	1.49	1.39	1.39	(0.44)	5,696	5
12-31-14	0.51	—	30.43	4.17	1.48	1.38	1.38	0.05	6,874	10
12-31-13	1.45	—	29.75	38.68	1.49	1.39	1.39	(0.11)	6,312	8
12-31-12	—	—	22.62	19.49	1.52	1.42	1.42	1.70	1,427	15
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-16	2.77	—	20.66	8.12	1.44	1.20	1.19	0.71	25,432	53
12-31-15	2.97	—	21.73	2.75	1.44	1.18	1.17	0.51	22,738	65
12-31-14	3.40	—	24.00	12.50	1.44	1.18	1.17	0.56	17,942	72
12-31-13	0.27	—	24.56	34.42	1.46	1.24	1.23	0.55	15,554	128
12-31-12	0.02	—	18.49	11.99	1.44	1.25	1.25	0.86	10,347	20
Class I
12-31-16	2.87	—	21.61	8.64	0.94	0.70	0.69	1.21	10,629	53
12-31-15	3.07	—	22.59	3.25	0.94	0.68	0.67	1.01	10,628	65
12-31-14	3.48	—	24.82	13.09	0.94	0.68	0.67	1.07	11,751	72
12-31-13	0.35	—	25.24	35.18	0.96	0.74	0.72	0.87	10,991	128
12-31-12	0.10	—	18.96	12.56	0.94	0.75	0.75	1.37	92,694	20
Class S
12-31-16	2.80	—	21.21	8.41	1.19	0.95	0.94	0.96	289,864	53
12-31-15	3.00	—	22.21	2.98	1.19	0.93	0.92	0.76	304,352	65
12-31-14	3.44	—	24.45	12.81	1.19	0.93	0.92	0.82	331,659	72
12-31-13	0.30	—	24.93	34.74	1.21	0.99	0.98	0.80	327,459	128
12-31-12	0.05	—	18.75	12.27	1.19	1.00	1.00	1.09	272,420	20
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-16	0.73	—	18.50	23.41	1.39	1.36	1.34	0.10	36,304	61
12-31-15	0.04	—	15.67	(3.21)	1.39	1.36	1.35	0.00 *	27,978	53
12-31-14	0.04	—	16.23	4.12	1.39	1.36	1.35	0.18	30,927	52
12-31-13	0.10	—	15.63	39.58	1.38	1.36	1.36	0.10	12,246	39
12-31-12	0.03	—	11.28	14.01	1.39	1.39	1.37	0.69	6,763	44
Class I
12-31-16	0.81	—	19.05	24.00	0.89	0.86	0.84	0.59	49,625	61
12-31-15	0.10	—	16.12	(2.74)	0.89	0.86	0.85	0.50	42,845	53
12-31-14	0.06	—	16.67	4.68	0.89	0.86	0.85	0.67	49,412	52
12-31-13	0.14	—	15.99	40.27	0.88	0.86	0.86	0.60	23,620	39
12-31-12	0.06	—	11.51	14.56	0.89	0.89	0.87	1.14	16,180	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Columbia Small Cap Value II Portfolio (continued)
Class R6
05-03-16(5)-12-31-16	16.28	0.19	•	3.40	3.59	0.09	0.72	—
Class S
12-31-16	16.04	0.06		3.63	3.69	0.05	0.72	—
12-31-15	16.58	0.05		(0.54)	(0.49)	0.05	—	—
12-31-14	15.92	0.06		0.63	0.69	0.03	—	—
12-31-13	11.46	0.05	•	4.52	4.57	0.11	—	—
12-31-12	10.06	0.10	•	1.33	1.43	0.03	—	—
Class S2
12-31-16	15.62	0.03		3.54	3.57	0.03	0.72	—
12-31-15	16.20	0.02	•	(0.53)	(0.51)	0.07	—	—
12-31-14	15.59	0.05	•	0.61	0.66	0.05	—	—
12-31-13	11.24	0.02		4.43	4.45	0.10	—	—
12-31-12	9.90	0.07		1.32	1.39	0.05	—	—
VY® Invesco Comstock Portfolio
Class ADV
12-31-16	15.07	0.28		2.35	2.63	0.37	—	—
12-31-15	16.42	0.17	•	(1.18)	(1.01)	0.34	—	—
12-31-14	15.34	0.19		1.17	1.36	0.28	—	—
12-31-13	11.44	0.11		3.87	3.98	0.08	—	—
12-31-12	9.77	0.13		1.66	1.79	0.12	—	—
Class I
12-31-16	15.18	0.34	•	2.41	2.75	0.46	—	—
12-31-15	16.55	0.26	•	(1.20)	(0.94)	0.43	—	—
12-31-14	15.45	0.28		1.17	1.45	0.35	—	—
12-31-13	11.51	0.19		3.89	4.08	0.14	—	—
12-31-12	9.83	0.19	•	1.66	1.85	0.17	—	—
Class S
12-31-16	15.17	0.30	•	2.39	2.69	0.41	—	—
12-31-15	16.53	0.22	•	(1.20)	(0.98)	0.38	—	—
12-31-14	15.43	0.24		1.17	1.41	0.31	—	—
12-31-13	11.51	0.15		3.88	4.03	0.11	—	—
12-31-12	9.82	0.16	•	1.67	1.83	0.14	—	—
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-16	40.80	0.53		5.28	5.81	0.68	1.87	—
12-31-15	46.25	0.46		(1.47)	(1.01)	0.79	3.65	—
12-31-14	44.34	0.61	•	3.09	3.70	0.55	1.24	—
12-31-13	36.01	0.49	•	8.27	8.76	0.43	—	—
12-31-12	32.57	0.53	•	3.45	3.98	0.54	—	—
Class I
12-31-16	41.47	0.74	•	5.41	6.15	0.89	1.87	—
12-31-15	46.93	0.70	•	(1.50)	(0.80)	1.01	3.65	—
12-31-14	44.92	0.87	•	3.11	3.98	0.73	1.24	—
12-31-13	36.43	0.71	•	8.38	9.09	0.60	—	—
12-31-12	33.05	0.71	•	3.51	4.22	0.84	—	—
Class S
12-31-16	41.14	0.62	•	5.37	5.99	0.78	1.87	—
12-31-15	46.59	0.58	•	(1.49)	(0.91)	0.89	3.65	—
12-31-14	44.65	0.64	•	3.20	3.84	0.66	1.24	—
12-31-13	36.23	0.60	•	8.32	8.92	0.50	—	—
12-31-12	32.81	0.62	•	3.48	4.10	0.68	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Small Cap Value II Portfolio (continued)
Class R6
05-03-16(5)-12-31-16	0.81	—	19.06	22.85	0.89	0.86	0.84	1.57	402	61
Class S
12-31-16	0.77	—	18.96	23.70	1.14	1.11	1.09	0.33	145,816	61
12-31-15	0.05	—	16.04	(2.95)	1.14	1.11	1.10	0.24	135,313	53
12-31-14	0.03	—	16.58	4.33	1.14	1.11	1.10	0.36	160,726	52
12-31-13	0.11	—	15.92	39.97	1.13	1.11	1.11	0.34	161,750	39
12-31-12	0.03	—	11.46	14.20	1.14	1.14	1.12	0.88	135,653	44
Class S2
12-31-16	0.75	—	18.44	23.57	1.32	1.26	1.24	0.18	5,849	61
12-31-15	0.07	—	15.62	(3.19)	1.39	1.26	1.25	0.12	4,834	53
12-31-14	0.05	—	16.20	4.28	1.39	1.26	1.25	0.30	3,967	52
12-31-13	0.10	—	15.59	39.68	1.38	1.26	1.26	0.19	978	39
12-31-12	0.05	—	11.24	14.07	1.39	1.29	1.27	0.76	604	44
VY® Invesco Comstock Portfolio
Class ADV
12-31-16	0.37	—	17.33	17.51	1.25	1.23	1.23	1.66	34,490	18
12-31-15	0.34	—	15.07	(6.19)	1.24	1.22	1.22	1.08	34,395	24
12-31-14	0.28	—	16.42	8.82	1.24	1.22	1.22	1.20	41,258	26
12-31-13	0.08	—	15.34	34.79	1.24	1.24	1.24	0.87	36,783	15
12-31-12	0.12	—	11.44	18.30	1.28	1.27	1.26	1.25	22,633	18
Class I
12-31-16	0.46	—	17.47	18.13	0.75	0.73	0.73	2.16	194,504	18
12-31-15	0.43	—	15.18	(5.76)	0.74	0.72	0.72	1.62	198,367	24
12-31-14	0.35	—	16.55	9.39	0.74	0.72	0.72	1.70	143,633	26
12-31-13	0.14	—	15.45	35.47	0.74	0.74	0.74	1.38	58,373	15
12-31-12	0.17	—	11.51	18.83	0.78	0.77	0.76	1.74	48,793	18
Class S
12-31-16	0.41	—	17.45	17.79	1.00	0.98	0.98	1.91	291,208	18
12-31-15	0.38	—	15.17	(5.97)	0.99	0.97	0.97	1.33	302,784	24
12-31-14	0.31	—	16.53	9.13	0.99	0.97	0.97	1.44	383,997	26
12-31-13	0.11	—	15.43	35.00	0.99	0.99	0.99	1.13	367,659	15
12-31-12	0.14	—	11.51	18.66	1.03	1.02	1.01	1.49	259,717	18
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-16	2.55	—	44.06	14.69	1.17	1.14	1.14	1.24	49,628	134
12-31-15	4.44	—	40.80	(2.55)	1.16	1.14	1.14	1.04	49,572	140
12-31-14	1.79	—	46.25	8.43	1.16	1.14	1.14	1.34	52,407	157
12-31-13	0.43	—	44.34	24.33	1.18	1.15	1.15	1.19	32,942	37
12-31-12	0.54	—	36.01	12.23	1.18	1.15	1.15	1.52	19,776	27
Class I
12-31-16	2.76	—	44.86	15.28	0.67	0.64	0.64	1.74	594,456	134
12-31-15	4.66	—	41.47	(2.06)	0.66	0.64	0.64	1.53	600,309	140
12-31-14	1.97	—	46.93	8.96	0.66	0.64	0.64	1.87	694,569	157
12-31-13	0.60	—	44.92	24.96	0.68	0.65	0.65	1.70	561,393	37
12-31-12	0.84	—	36.43	12.79	0.68	0.65	0.65	2.01	499,847	27
Class S
12-31-16	2.65	—	44.48	15.00	0.92	0.89	0.89	1.49	682,465	134
12-31-15	4.54	—	41.14	(2.31)	0.91	0.89	0.89	1.28	720,086	140
12-31-14	1.90	—	46.59	8.69	0.91	0.89	0.89	1.39	889,726	157
12-31-13	0.50	—	44.65	24.64	0.93	0.90	0.90	1.45	271,953	37
12-31-12	0.68	—	36.23	12.52	0.93	0.90	0.90	1.76	198,595	27
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Equity and Income Portfolio (continued)
Class S2
12-31-16	40.60	0.56	•	5.28	5.84	0.72	1.87	—
12-31-15	46.03	0.51	•	(1.46)	(0.95)	0.83	3.65	—
12-31-14	44.13	0.43	•	3.29	3.72	0.58	1.24	—
12-31-13	35.87	0.54	•	8.24	8.78	0.52	—	—
12-31-12	32.52	0.56	•	3.45	4.01	0.66	—	—
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-16	18.66	0.08		2.50	2.58	0.08	1.85	—
12-31-15	22.47	0.06		(0.63)	(0.57)	0.08	3.16	—
12-31-14	20.96	0.11		2.84	2.95	0.14	1.30	—
12-31-13	16.57	0.06		5.07	5.13	0.08	0.66	—
12-31-12	13.91	0.09		2.65	2.74	0.08	—	—
Class I
12-31-16	19.04	0.18		2.56	2.74	0.18	1.85	—
12-31-15	22.85	0.17		(0.64)	(0.47)	0.18	3.16	—
12-31-14	21.27	0.23		2.89	3.12	0.24	1.30	—
12-31-13	16.79	0.16		5.14	5.30	0.16	0.66	—
12-31-12	14.08	0.17		2.69	2.86	0.15	—	—
Class S
12-31-16	18.89	0.13		2.54	2.67	0.13	1.85	—
12-31-15	22.70	0.12		(0.65)	(0.53)	0.12	3.16	—
12-31-14	21.14	0.18		2.86	3.04	0.18	1.30	—
12-31-13	16.70	0.11		5.11	5.22	0.12	0.66	—
12-31-12	14.01	0.13		2.67	2.80	0.11	—	—
Class S2
12-31-16	18.60	0.10		2.50	2.60	0.10	1.85	—
12-31-15	22.40	0.08	•	(0.63)	(0.55)	0.09	3.16	—
12-31-14	20.89	0.13		2.84	2.97	0.16	1.30	—
12-31-13	16.52	0.10	•	5.03	5.13	0.10	0.66	—
12-31-12	13.88	0.14	•	2.62	2.76	0.12	—	—
VY® Oppenheimer Global Portfolio
Class ADV
12-31-16	17.30	0.09	•	(0.17)	(0.08)	0.12	1.20	—
12-31-15	18.21	0.08		0.69	0.77	0.19	1.49	—
12-31-14	18.28	0.15		0.19	0.34	0.15	0.26	—
12-31-13	14.60	0.12	•	3.73	3.85	0.17	—	—
12-31-12	12.15	0.14		2.42	2.56	0.11	—	—
Class I
12-31-16	17.97	0.20		(0.20)	0.00 *	0.21	1.20	—
12-31-15	18.84	0.20	•	0.71	0.91	0.29	1.49	—
12-31-14	18.89	0.25	•	0.19	0.44	0.23	0.26	—
12-31-13	15.06	0.21	•	3.85	4.06	0.23	—	—
12-31-12	12.54	0.21	•	2.49	2.70	0.18	—	—
Class S
12-31-16	17.38	0.13	•	(0.17)	(0.04)	0.16	1.20	—
12-31-15	18.28	0.15	•	0.68	0.83	0.24	1.49	—
12-31-14	18.34	0.20	•	0.18	0.38	0.18	0.26	—
12-31-13	14.63	0.15		3.76	3.91	0.20	—	—
12-31-12	12.19	0.17	•	2.41	2.58	0.14	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Equity and Income Portfolio (continued)
Class S2
12-31-16	2.59	—	43.85	14.84	1.10	1.02	1.02	1.36	446,998	134
12-31-15	4.48	—	40.60	(2.44)	1.16	1.02	1.02	1.15	443,119	140
12-31-14	1.82	—	46.03	8.54	1.16	1.02	1.02	0.95	522,608	157
12-31-13	0.52	—	44.13	24.47	1.18	1.05	1.05	1.31	4,078	37
12-31-12	0.66	—	35.87	12.34	1.18	1.05	1.05	1.60	1,540	27
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-16	1.93	—	19.31	14.42	1.37	1.37	1.37	0.42	98,003	19
12-31-15	3.24	—	18.66	(3.27)	1.36	1.36	1.36	0.31	90,818	14
12-31-14	1.44	—	22.47	14.66	1.36	1.36	1.36	0.54	91,446	22
12-31-13	0.74	—	20.96	31.26	1.36	1.36	1.36	0.39	78,395	25
12-31-12	0.08	—	16.57	19.69	1.43	1.43	1.43	0.64	42,637	28
Class I
12-31-16	2.03	—	19.75	14.94	0.87	0.87	0.87	0.92	215,892	19
12-31-15	3.34	—	19.04	(2.77)	0.86	0.86	0.86	0.80	227,935	14
12-31-14	1.54	—	22.85	15.27	0.86	0.86	0.86	1.02	272,496	22
12-31-13	0.82	—	21.27	31.89	0.86	0.86	0.86	0.88	256,705	25
12-31-12	0.15	—	16.79	20.33	0.93	0.93	0.93	1.15	171,485	28
Class S
12-31-16	1.98	—	19.58	14.69	1.12	1.12	1.12	0.67	291,725	19
12-31-15	3.28	—	18.89	(3.04)	1.11	1.11	1.11	0.55	298,607	14
12-31-14	1.48	—	22.70	14.99	1.11	1.11	1.11	0.75	352,277	22
12-31-13	0.78	—	21.14	31.54	1.11	1.11	1.11	0.63	380,688	25
12-31-12	0.11	—	16.70	20.02	1.18	1.18	1.18	0.89	248,115	28
Class S2
12-31-16	1.95	—	19.25	14.56	1.30	1.27	1.27	0.52	3,810	19
12-31-15	3.25	—	18.60	(3.20)	1.36	1.26	1.26	0.40	3,906	14
12-31-14	1.46	—	22.40	14.81	1.36	1.26	1.26	0.63	5,643	22
12-31-13	0.76	—	20.89	31.37	1.36	1.26	1.26	0.50	5,066	25
12-31-12	0.12	—	16.52	19.86	1.43	1.33	1.33	0.86	2,664	28
VY® Oppenheimer Global Portfolio
Class ADV
12-31-16	1.32	—	15.90	(0.29)	1.25	1.25	1.25	0.58	90,660	6
12-31-15	1.68	—	17.30	3.56	1.25	1.25	1.25	0.51	110,372	12
12-31-14	0.41	—	18.21	1.86	1.25	1.25	1.25	0.81	101,077	12
12-31-13	0.17	—	18.28	26.46	1.26	1.26	1.26	0.70	102,691	11
12-31-12	0.11	—	14.60	21.18	1.22	1.22	1.22	1.00	76,791	13
Class I
12-31-16	1.41	—	16.56	0.22	0.75	0.75	0.75	1.07	1,091,478	6
12-31-15	1.78	—	17.97	4.13	0.75	0.75	0.75	1.04	1,254,238	12
12-31-14	0.49	—	18.84	2.32	0.75	0.75	0.75	1.32	1,320,671	12
12-31-13	0.23	—	18.89	27.12	0.76	0.76	0.76	1.22	1,481,760	11
12-31-12	0.18	—	15.06	21.70	0.72	0.72	0.72	1.52	1,324,037	13
Class S
12-31-16	1.36	—	15.98	(0.04)	1.00	1.00	1.00	0.82	174,417	6
12-31-15	1.73	—	17.38	3.84	1.00	1.00	1.00	0.77	231,621	12
12-31-14	0.44	—	18.28	2.09	1.00	1.00	1.00	1.08	215,383	12
12-31-13	0.20	—	18.34	26.85	1.01	1.01	1.01	0.96	252,672	11
12-31-12	0.14	—	14.63	21.33	0.97	0.97	0.97	1.26	192,122	13

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
VY® Oppenheimer Global Portfolio (continued)
Class S2
12-31-16	16.97	0.10	•	(0.17)	(0.07)	0.12		1.20	—
12-31-15	17.88	0.11	•	0.69	0.80	0.22		1.49	—
12-31-14	17.98	0.16	•	0.18	0.34	0.18		0.26	—
12-31-13	14.37	0.11	•	3.70	3.81	0.20		—	—
12-31-12	12.01	0.13	•	2.39	2.52	0.16		—	—
VY® Pioneer High Yield Portfolio
Class I
12-31-16	10.77	0.56		0.94	1.50	0.58		—	—
12-31-15	11.87	0.59	•	(1.10)	(0.51)	0.59		—	—
12-31-14	12.41	0.58		(0.53)	0.05	0.59		—	—
12-31-13	11.60	0.60	•	0.80	1.40	0.59		—	—
12-31-12	10.55	0.63	•	1.04	1.67	0.62		—	—
Class S
12-31-16	10.76	0.52		0.94	1.46	0.55		—	—
12-31-15	11.86	0.56	•	(1.10)	(0.54)	0.56		—	—
12-31-14	12.39	0.56	•	(0.53)	0.03	0.56		—	—
12-31-13	11.58	0.57	•	0.80	1.37	0.56		—	—
12-31-12	10.54	0.57		1.07	1.64	0.60		—	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-16	9.83	(0.01	)•	0.68	0.67	0.00	*	1.31	—
12-31-15	11.43	(0.04)		0.31	0.27	—		1.87	—
12-31-14	11.08	(0.03)		1.21	1.18	0.00	*	0.83	—
12-31-13	8.35	(0.03)		2.90	2.87	0.02		0.12	—
12-31-12	7.89	0.01		1.19	1.20	0.00	*	0.74	—
Class I
12-31-16	10.60	0.04		0.73	0.77	0.03		1.31	—
12-31-15	12.13	0.02		0.32	0.34	—		1.87	—
12-31-14	11.68	0.03		1.28	1.31	0.03		0.83	—
12-31-13	8.76	0.02		3.05	3.07	0.03		0.12	—
12-31-12	8.25	0.06		1.23	1.29	0.04		0.74	—
Class R6
05-03-16(5)-12-31-16	10.58	0.03	•	0.76	0.79	0.03		1.31	—
Class S
12-31-16	10.30	0.01	•	0.72	0.73	0.01		1.31	—
12-31-15	11.87	(0.01)		0.31	0.30	—		1.87	—
12-31-14	11.44	(0.00	)*	1.26	1.26	0.00	*	0.83	—
12-31-13	8.60	(0.00	)*	2.98	2.98	0.02		0.12	—
12-31-12	8.11	0.03		1.22	1.25	0.02		0.74	—
Class S2
12-31-16	9.85	(0.01)		0.69	0.68	—		1.31	—
12-31-15	11.44	(0.02)		0.30	0.28	—		1.87	—
12-31-14	11.08	(0.01)		1.20	1.19	0.00	*	0.83	—
12-31-13	8.34	(0.02)		2.90	2.88	0.02		0.12	—
12-31-12	7.89	0.02		1.19	1.21	0.02		0.74	—
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-16	81.69	(0.25)		0.93	0.68	—		9.84	—
12-31-15	86.54	(0.46	)•	9.58	9.12	—		13.97	—
12-31-14	86.20	(0.42)		7.08	6.66	—		6.32	—
12-31-13	62.23	(0.38	)•	24.36	23.98	0.01		—	—
12-31-12	52.59	(0.16	)•	9.80	9.64	—		—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Oppenheimer Global Portfolio (continued)
Class S2
12-31-16	1.32	—	15.58	(0.20)	1.18	1.15	1.15	0.66	3,415	6
12-31-15	1.71	—	16.97	3.74	1.25	1.15	1.15	0.61	4,371	12
12-31-14	0.44	—	17.88	1.91	1.25	1.15	1.15	0.91	4,827	12
12-31-13	0.20	—	17.98	26.66	1.26	1.16	1.16	0.67	4,287	11
12-31-12	0.16	—	14.37	21.17	1.22	1.12	1.12	1.01	2,082	13
VY® Pioneer High Yield Portfolio
Class I
12-31-16	0.58	—	11.69	14.29	0.78	0.71	0.71	5.01	99,573	51
12-31-15	0.59	—	10.77	(4.55)	0.76	0.71	0.71	4.98	91,560	28
12-31-14	0.59	—	11.87	0.27	0.76	0.71	0.71	4.73	117,617	35
12-31-13	0.59	—	12.41	12.33	0.73	0.71	0.71	4.93	119,042	51
12-31-12	0.62	—	11.60	16.21	0.75	0.71	0.71	5.58	104,882	34
Class S
12-31-16	0.55	—	11.67	13.91	1.03	0.96	0.96	4.76	4,263	51
12-31-15	0.56	—	10.76	(4.79)	1.01	0.96	0.96	4.73	3,776	28
12-31-14	0.56	—	11.86	0.10	1.01	0.96	0.96	4.50	4,412	35
12-31-13	0.56	—	12.39	12.07	0.98	0.96	0.96	4.67	3,406	51
12-31-12	0.60	—	11.58	15.84	1.00	0.96	0.96	5.39	4,089	34
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-16	1.31	—	9.19	6.93	1.27	1.27	1.27	(0.15)	49,418	26
12-31-15	1.87	—	9.83	1.51	1.27	1.27	1.27	(0.34)	27,217	26
12-31-14	0.83	—	11.43	11.29	1.28	1.27	1.27	(0.28)	29,356	27
12-31-13	0.14	—	11.08	34.46	1.27	1.25	1.25	(0.32)	27,222	20
12-31-12	0.74	—	8.35	15.70	1.24	1.22	1.22	0.14	21,538	17
Class I
12-31-16	1.34	—	10.03	7.41	0.77	0.77	0.77	0.34	737,054	26
12-31-15	1.87	—	10.60	2.02	0.77	0.77	0.77	0.17	766,591	26
12-31-14	0.86	—	12.13	11.82	0.78	0.77	0.77	0.22	796,856	27
12-31-13	0.15	—	11.68	35.18	0.77	0.75	0.75	0.17	804,053	20
12-31-12	0.78	—	8.76	16.13	0.74	0.72	0.72	0.61	668,143	17
Class R6
05-03-16(5)-12-31-16	1.34	—	10.03	7.62	0.77	0.77	0.77	0.53	1,084	26
Class S
12-31-16	1.32	—	9.71	7.19	1.02	1.02	1.02	0.12	56,578	26
12-31-15	1.87	—	10.30	1.72	1.02	1.02	1.02	(0.08)	30,614	26
12-31-14	0.83	—	11.87	11.65	1.03	1.02	1.02	(0.02)	30,412	27
12-31-13	0.14	—	11.44	34.74	1.02	1.00	1.00	(0.06)	29,284	20
12-31-12	0.76	—	8.60	15.87	0.99	0.97	0.97	0.35	18,731	17
Class S2
12-31-16	1.31	—	9.22	6.99	1.20	1.17	1.17	(0.06)	4,451	26
12-31-15	1.87	—	9.85	1.60	1.27	1.17	1.17	(0.23)	4,095	26
12-31-14	0.83	—	11.44	11.39	1.28	1.17	1.17	(0.13)	3,893	27
12-31-13	0.14	—	11.08	34.62	1.27	1.15	1.15	(0.23)	1,013	20
12-31-12	0.76	—	8.34	15.73	1.24	1.12	1.12	0.29	1,025	17
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-16	9.84	—	72.53	1.01	1.24	1.23	1.23	(0.34)	192,546	40
12-31-15	13.97	—	81.69	10.25	1.24	1.23	1.23	(0.54)	202,307	42
12-31-14	6.32	—	86.54	8.16	1.24	1.23	1.23	(0.50)	171,971	35
12-31-13	0.01	—	86.20	38.54	1.24	1.23	1.23	(0.53)	164,865	41
12-31-12	—	—	62.23	18.33	1.24	1.23	1.23	(0.26)	112,773	38

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class I
12-31-16	86.14	0.13		1.01	1.14	—	9.84	—
12-31-15	90.15	(0.03)		9.99	9.96	—	13.97	—
12-31-14	89.11	0.00	*	7.36	7.36	—	6.32	—
12-31-13	64.01	(0.02)		25.13	25.11	0.01	—	—
12-31-12	53.91	0.14	•	10.06	10.20	0.10	—	—
Class S
12-31-16	83.90	(0.08)		0.98	0.90	—	9.84	—
12-31-15	88.33	(0.25	)•	9.79	9.54	—	13.97	—
12-31-14	87.65	(0.22)		7.22	7.00	—	6.32	—
12-31-13	63.12	(0.20	)•	24.74	24.54	0.01	—	—
12-31-12	53.21	(0.00	)*	9.91	9.91	—	—	—
Class S2
12-31-16	82.35	(0.17	)•	0.93	0.76	—	9.84	—
12-31-15	87.05	(0.38	)•	9.65	9.27	—	13.97	—
12-31-14	86.59	(0.33	)•	7.11	6.78	—	6.32	—
12-31-13	62.45	(0.31	)•	24.46	24.15	0.01	—	—
12-31-12	52.72	(0.09)		9.82	9.73	—	—	—
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-16	11.08	0.20	•	(0.07)	0.13	0.31	—	—
12-31-15	11.91	0.21	•	(0.63)	(0.42)	0.41	—	—
12-31-14	13.07	0.36	•	(1.26)	(0.90)	0.26	—	—
12-31-13	11.05	0.20	•	1.96	2.16	0.14	—	—
12-31-12	9.45	0.17	•	1.55	1.72	0.12	—	—
Class I
12-31-16	11.20	0.25	•	(0.06)	0.19	0.38	—	—
12-31-15	12.04	0.28	•	(0.64)	(0.36)	0.48	—	—
12-31-14	13.21	0.43	•	(1.28)	(0.85)	0.32	—	—
12-31-13	11.15	0.29	•	1.95	2.24	0.18	—	—
12-31-12	9.52	0.22	•	1.56	1.78	0.15	—	—
Class S
12-31-16	11.12	0.22	•	(0.05)	0.17	0.35	—	—
12-31-15	11.95	0.25	•	(0.64)	(0.39)	0.44	—	—
12-31-14	13.12	0.40	•	(1.28)	(0.88)	0.29	—	—
12-31-13	11.08	0.23	•	1.97	2.20	0.16	—	—
12-31-12	9.48	0.14	•	1.60	1.74	0.14	—	—
Class S2
12-31-16	11.06	0.22		(0.08)	0.14	0.34	—	—
12-31-15	11.90	0.23	•	(0.63)	(0.40)	0.44	—	—
12-31-14	13.07	0.34		(1.23)	(0.89)	0.28	—	—
12-31-13	11.04	0.21	•	1.97	2.18	0.15	—	—
12-31-12	9.45	0.17		1.55	1.72	0.13	—	—

						Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class I
12-31-16	9.84	—	77.44	1.51		0.74	0.73	0.73	0.16	989,826	40
12-31-15	13.97	—	86.14	10.81		0.74	0.73	0.73	(0.04)	1,124,421	42
12-31-14	6.32	—	90.15	8.69		0.74	0.73	0.73	0.00 *	1,036,976	35
12-31-13	0.01	—	89.11	39.24		0.74	0.73	0.73	(0.03)	1,069,544	41
12-31-12	0.10	—	64.01	18.92		0.74	0.73	0.73	0.22	801,969	38
Class S
12-31-16	9.84	—	74.96	1.26		0.99	0.98	0.98	(0.10)	336,810	40
12-31-15	13.97	—	83.90	10.54		0.99	0.98	0.98	(0.29)	427,186	42
12-31-14	6.32	—	88.33	8.42		0.99	0.98	0.98	(0.25)	360,966	35
12-31-13	0.01	—	87.65	38.89		0.99	0.98	0.98	(0.28)	367,958	41
12-31-12	—	—	63.12	18.62		0.99	0.98	0.98	(0.00)*	238,987	38
Class S2
12-31-16	9.84	—	73.27	1.10		1.17	1.13	1.13	(0.23)	8,597	40
12-31-15	13.97	—	82.35	10.38		1.24	1.13	1.13	(0.44)	5,361	42
12-31-14	6.32	—	87.05	8.26		1.24	1.13	1.13	(0.38)	4,616	35
12-31-13	0.01	—	86.59	38.68		1.24	1.13	1.13	(0.43)	2,482	41
12-31-12	—	—	62.45	18.46		1.24	1.13	1.13	(0.16)	1,534	38
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-16	0.31	—	10.90	1.33		1.46	1.41	1.41	1.84	31,937	15
12-31-15	0.41	—	11.08	(3.83	)(a)	1.45	1.43	1.43	1.76	35,751	10
12-31-14	0.26	—	11.91	(7.01)		1.44	1.42	1.42	2.81	40,973	10
12-31-13	0.14	—	13.07	19.68		1.44	1.42	1.42	1.64	46,583	12
12-31-12	0.12	—	11.05	18.32		1.46	1.44	1.44	1.71	36,360	9
Class I
12-31-16	0.38	—	11.01	1.85		0.96	0.91	0.91	2.33	170,231	15
12-31-15	0.48	—	11.20	(3.34	)(a)	0.95	0.93	0.93	2.29	186,602	10
12-31-14	0.32	—	12.04	(6.59)		0.94	0.92	0.92	3.27	215,838	10
12-31-13	0.18	—	13.21	20.28		0.94	0.92	0.92	2.47	277,773	12
12-31-12	0.15	—	11.15	18.89		0.96	0.94	0.94	2.15	375,814	9
Class S
12-31-16	0.35	—	10.94	1.63		1.21	1.16	1.16	2.09	423,390	15
12-31-15	0.44	—	11.12	(3.57	)(a)	1.20	1.18	1.18	2.03	497,824	10
12-31-14	0.29	—	11.95	(6.87)		1.19	1.17	1.17	3.10	584,346	10
12-31-13	0.16	—	13.12	20.05		1.19	1.17	1.17	1.91	709,362	12
12-31-12	0.14	—	11.08	18.64		1.21	1.19	1.19	1.38	648,985	9
Class S2
12-31-16	0.34	—	10.86	1.39		1.39	1.31	1.31	1.94	2,321	15
12-31-15	0.44	—	11.06	(3.72	)(a)	1.45	1.33	1.33	1.88	2,510	10
12-31-14	0.28	—	11.90	(6.99)		1.44	1.32	1.32	2.80	2,065	10
12-31-13	0.15	—	13.07	19.88		1.44	1.32	1.32	1.80	2,158	12
12-31-12	0.13	—	11.04	18.40		1.46	1.34	1.34	1.89	1,310	9
(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

(a)  Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Templeton Foreign Equity's total return would have been (4.09)%, (3.60)%, (3.83)% and (3.99)% for Classes ADV, I, S and S2, respectively.

•  Calculated using average number of shares outstanding throughout the year or period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The series of the Company serve as an investment option in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of thirty-eight active separate investment series. The thirteen series (each, a "Portfolio" and collectively, the "Portfolios") included in this report are: Voya Global Bond Portfolio ("Global Bond"),VY® American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), VY® Baron Growth Portfolio ("Baron Growth"), VY® Columbia Contrarian Core Portfolio ("Columbia Contrarian Core"), VY® Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), VY® Invesco Comstock Portfolio ("Invesco Comstock"), VY® Invesco Equity and Income Portfolio ("Invesco Equity and Income"), VY® JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), VY® Oppenheimer Global Portfolio ("Oppenheimer Global"), VY® Pioneer High Yield Portfolio ("Pioneer High Yield"), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), VY® T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), and VY® Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio's Prospectus.

The classes of shares included in this report are: Adviser ("Class ADV"), Initial ("Class I"), Class R6, Service ("Class S") and Service 2 ("Class S2"); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC ("DSL" or the "Investment Adviser"), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC ("Voya IM"), a Delaware limited liability company, serves as the sub-adviser to Global Bond. Voya Investments Distributor, LLC ("VID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio's assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio's assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios' Board of Directors ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the sub-advisers' or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except Pioneer High Yield and Global Bond) declare and pay dividends annually. Pioneer High Yield and Global Bond declare dividends on a daily basis and pay dividends monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability or willingness to perform its obligations; any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2016, the maximum amount of loss that Global Bond, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $22,717,186, $822,857, and $1,883,232, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2016. To reduce the amount of potential loss to Global Bond, certain counterparties have posted $2,030,000 in cash collateral for open OTC transactions at December 31, 2016.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements. There were no credit events during the year ended December 31, 2016, that triggered any credit related contingent features for each respective Portfolio.

As of December 31, 2016, Global Bond, and Invesco Comstock had a liability position of $25,961,088 and $1,731 on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2016, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2016, Global Bond had pledged $2,810,000 in cash collateral for open OTC derivative transactions with its respective counterparties.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

During the year ended December 31, 2016, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Global Bond**	$269,255,104	$177,581,995
American Century Small-Mid Cap Value*	109,543	7,023,631
Invesco Comstock*	1,852,572	45,179,028
Invesco Equity and Income*	377,020	103,443,755

*  For the year ended December 31, 2016, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2016.

**  For the year ended December 31, 2016, the Portfolio used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2016.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. During the year ended December 31, 2016, Pioneer High Yield had sold futures contracts on equity indices to decrease exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2016, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of

Investments for open futures contracts at December 31, 2016.

	Purchased	Sold
Global Bond	$77,215,588	$46,170,173
Pioneer High Yield	—	2,007,554

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

include investment in smaller, less seasoned issuers, which may involve greater risk.

L.  Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements ("MSFTA") with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2016, there was no cash collateral pledged to or received by any Portfolio.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2016, Global Bond had purchased credit default swaptions to increase exposure to credit risk. There were no open credit default swaptions at December 31, 2016.

During the year ended December 31, 2016, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written foreign currency options at December 31, 2016.

During the year ended December 31, 2016, Global Bond had purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2016.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Please refer to Note 8 for the volume of both purchased and written option activity during the year ended December 31, 2016.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2016, Global Bond and Pioneer High Yield had sold credit protection on various credit default swap indices to gain additional exposure to the market or certain sectors of the markets. For the year ended December 31, 2016, Global Bond and Pioneer High Yield had an average notional amount of $11,700,000 and $3,154,288, respectively, on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for Global Bond and Pioneer High Yield for open credit default swaps to sell protection at December 31, 2016.

At December 31, 2016, Pioneer High Yield had pledged $310,000 in cash collateral for open centrally cleared credit default swaps outstanding at December 31, 2016.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2016, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $1,520,772,109.

For the year ended December 31, 2016, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $1,470,308,901.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2016.

At December 31, 2016, Global Bond had pledged $1,523,000 in cash collateral for open centrally cleared interest rate swaps outstanding at December 31, 2016.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The unrealized appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment's volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Portfolios.

For the year ended December 31, 2016, Global Bond had entered into one foreign currency volatility swap with a notional amount of $3,632,600. Global Bond entered into foreign currency volatility swaps to take a position on future expectations of volatility. There were no open volatility swaps at December 31, 2016 for Global Bond.

P.  Structured Products. Global Bond invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Portfolio of Investments for structured products held by Global Bond at December 31, 2016.

Q.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Bond	$105,413,737	$87,445,401
American Century Small-Mid Cap Value	218,286,827	199,580,297
Baron Growth	32,053,672	203,838,749
Columbia Contrarian Core	170,843,396	205,347,449
Columbia Small Cap Value II	125,518,037	142,715,645
Invesco Comstock	87,375,708	153,268,667
Invesco Equity and Income	327,533,862	506,798,185
JPMorgan Mid Cap Value	114,015,869	219,552,162
Oppenheimer Global	85,624,250	301,563,677
Pioneer High Yield	46,972,978	47,270,684
T. Rowe Price Diversified Mid Cap Growth	213,264,333	247,112,034
T. Rowe Price Growth Equity	634,259,675	856,529,126
Templeton Foreign Equity	98,371,632	174,848,329

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$409,426,135	$427,316,915
Invesco Equity and Income	1,888,239,205	1,898,533,393
Pioneer High Yield	3,500,775	—

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
American Century Small-Mid Cap Value	1.10% on the first $250 million;
1.05% on the next $250 million;
1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Columbia Contrarian Core	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II	0.85%
Invesco Comstock	0.70%
Invesco Equity and Income(1)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
Oppenheimer Global	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.67% on the next $4 billion;
0.66% on assets over $8 billion
Pioneer High Yield	0.70% on the first $2 billion;
0.60% on the next $1 billion;
0.50% on the next $1 billion;
0.40% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.74%
T. Rowe Price Growth Equity	0.70%
Templeton Foreign Equity	0.90% on the first $500 million;
0.85% on assets over $500 million

(1)  The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Invesco Equity and Income.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, T. Rowe Price Growth Equity and, effective January 1, 2016, Templeton Foreign Equity in connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date.

In addition, the Investment Adviser has agreed to further waive a portion of the advisory fee for T. Rowe Price Growth Equity. The waiver for T. Rowe Price Growth Equity is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedule of T. Rowe Price Growth Equity and VY® T. Rowe Price Equity Income Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio's contribution to the amount saved.

For the year ended December 31, 2016, the Investment Adviser waived $6,064, $473,064, $97,111, $53,042, $93,267, $92,054 and $113,652 for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, T. Rowe Price Growth Equity and Templeton Foreign Equity, respectively. Termination or modification of these obligations requires approval by the Board.

Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity's purchase of shares of Templeton Smaller Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. The Investment Adviser will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity's investment into the Templeton Smaller Companies Fund. There were no such waivers for the year ended December 31, 2016.

The Company and DSL have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or DSL may determine, the sub-advisers manage each respective Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes a related party sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock & Invesco Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
Oppenheimer Global	OppenheimerFunds, Inc.
Pioneer High Yield	Pioneer Investment Management, Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.
Templeton Foreign Equity	Templeton Investment Counsel, LLC

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV shares and, effective May 1, 2016, a Portfolio makes payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Class S2 shares. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of each applicable Portfolio was an annual rate of 0.15%. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. Termination or modification of this obligation requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. Prior to May 1, 2016, the Distributor had contractually agreed to waive a portion of the servicing fee for Baron Growth so that total net operating expenses did not exceed 1.31% for Class S shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Oppenheimer Global	5.80%
	Pioneer High Yield	23.96
	T. Rowe Price Diversified Mid Cap Growth	12.50
Security Life of Denver Insurance Company	Global Bond	6.25
	Pioneer High Yield	24.08
	T. Rowe Price Diversified Mid Cap Growth	5.51
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Global Bond	20.30%
	American Century Small-Mid Cap Value	42.31
	Baron Growth	13.86
	Columbia Contrarian Core	7.65
	Columbia Small Cap Value II	11.07
	Invesco Comstock	7.06
	JPMorgan Mid Cap Value	23.71
	Oppenheimer Global	9.93
	T. Rowe Price Diversified Mid Cap Growth	7.37
	T. Rowe Price Growth Equity	18.61
Voya Insurance and Annuity Company	Baron Growth	40.95
	Columbia Contrarian Core	81.00
	Columbia Small Cap Value II	46.48
	Invesco Comstock	39.11
	Invesco Equity and Income	60.70
	JPMorgan Mid Cap Value	23.71
	Oppenheimer Global	9.29
	T. Rowe Price Growth Equity	16.31
	Templeton Foreign Equity	63.77
Voya Retirement Insurance and Annuity Company	Global Bond	67.43
	American Century Small-Mid Cap Value	55.26
	Baron Growth	40.53
	Columbia Contrarian Core	8.48
	Columbia Small Cap Value II	32.75
	Invesco Comstock	19.14
	Invesco Equity and Income	33.07
	JPMorgan Mid Cap Value	46.55
	Oppenheimer Global	73.10
	Pioneer High Yield	49.53
	T. Rowe Price Diversified Mid Cap Growth	73.30
	T. Rowe Price Growth Equity	51.16
	Templeton Foreign Equity	25.21
Voya Solution 2025 Portfolio	Invesco Comstock	7.12
Voya Solution 2035 Portfolio	Invesco Comstock	8.49
Voya Solution 2045 Portfolio	Invesco Comstock	6.14
Voya Solution Moderately Aggressive Portfolio	Invesco Comstock	5.45

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios' sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the "Notional Funds"). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the directors' deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other assets" on the accompanying Statements of Assets and Liabilities. Deferral of directors' fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios' assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolio(s) may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2016, Pioneer High Yield engaged in such purchase and sales transactions totaling $3,750,205 and $1,037,638, respectively.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond	1.10%	0.60%	N/A	0.85%	N/A
American Century Small-Mid Cap Value	1.52%	1.02%	N/A	1.27%	1.42%
Baron Growth(1)	1.55%	1.05%	1.05%	1.30%	1.45%
Columbia Contrarian Core(2)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.65%	1.15%	1.15%	1.40%	1.55%
Invesco Comstock(3)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
JPMorgan Mid Cap Value	1.50%	1.00%	N/A	1.25%	1.40%
Oppenheimer Global	1.30%	0.80%	N/A	1.05%	1.20%
Pioneer High Yield	N/A	0.71%	N/A	0.96%	N/A
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%
Templeton Foreign Equity(4)	1.48%	0.98%	N/A	1.23%	1.38%

(1)  Prior to January 1, 2016, the expense limits for Baron Growth were 1.59%, 1.09%, 1.34% and 1.49% for Class ADV, Class I, Class S and Class S2, respectively.

(2)  Pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.24%, 0.74% and 0.99% for Class ADV, Class I and Class S, respectively. Prior to May 1, 2016, the side letter expense limits were 1.21%, 0.71% and 0.96% for Class ADV, Class I and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)  Pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(4)  Pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2017	2018	2019	Total
Global Bond	$173,482	$135,581	$142,214	$451,277
American Century Small-Mid Cap Value	463,222	430,902	397,677	1,291,801
Invesco Equity and Income	201,217	207,075	331,544	739,836
Pioneer High Yield	60,824	55,577	65,632	182,033
T. Rowe Price Diversified Mid Cap Growth	67,420	—	—	67,420

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

The Expense Limitation Agreement is contractual through May 1, 2017, except for T. Rowe Price Diversified Mid Cap Growth, which is through May 1, 2018, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased credit default swaptions for Global Bond during the year ended December 31, 2016 were as follows:

	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	12,250,000	15,313
Options Expired	(12,250,000)	(15,313)
Balance at 12/31/2016	—	$—

Transactions in purchased foreign currency options for Global Bond during the year ended December 31, 2016 were as follows:

	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	1,376,602,000	7,028,993
Options Terminated in Closing Sell Transactions	(459,940,000)	(2,765,444)
Options Expired	(867,062,000)	(3,633,530)
Balance at 12/31/2016	49,600,000	$630,019

Transactions in purchased interest rate swaptions for Global Bond during the year ended December 31, 2016 were as follows:

	EUR Notional	USD Notional	Cost
Balance at 12/31/2015	—	—	$—
Options Purchased	2,331,400,000	2,227,636,000	40,933,598
Options Terminated in Closing Sell Transactions	(1,165,700,000)	(1,378,736,000)	(23,151,845)
Options Expired	(1,165,700,000)	—	(975,386)
Balance at 12/31/2016	—	848,900,000	$16,806,367

Transactions in written foreign currency options for Global Bond during the year ended December 31, 2016 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/2015	—	$—
Options Written	1,209,562,000	5,862,810
Options Terminated in Closing Purchase Transactions	(478,700,000)	(2,779,516)
Options Expired	(730,862,000)	(3,083,294)
Balance at 12/31/2016	—	$—

Transactions in written interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2016 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2015	—	—	$—
Options Written	717,800,000	4,630,556,000	45,258,739
Options Terminated in Closing Purchase Transactions	(351,800,000)	(3,106,656,000)	(25,198,790)
Options Expired	(366,000,000)	(982,400,000)	(2,349,041)
Balance at 12/31/2016	—	541,500,000	$17,710,908

NOTE 9 — LINE OF CREDIT

Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2016:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	32	$900,094	1.37%
Baron Growth	96	2,738,641	1.40
Columbia Contrarian Core	4	485,750	1.41
JPMorgan Mid Cap Value	1	4,689,000	1.36
T. Rowe Price Diversified Mid Cap Growth	7	673,571	1.38
T. Rowe Price Growth Equity	3	2,685,333	1.38
Templeton Foreign Equity	2	1,843,000	1.38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/16	107,392	—	33,630	(449,149)	(308,127)	1,108,838	—	354,541	(4,679,862)	(3,216,483)
12/31/15	113,182	—	—	(614,527)	(501,345)	1,149,434	—	—	(6,210,909)	(5,061,475)
Class I
12/31/16	653,116	—	274,656	(2,172,158)	(1,244,386)	6,967,143	—	2,946,090	(22,923,095)	(13,009,862)
12/31/15	331,772	—	—	(3,368,908)	(3,037,136)	3,408,954	—	—	(34,472,167)	(31,063,213)
Class S
12/31/16	360,024	—	60,641	(848,014)	(427,349)	3,842,909	—	649,729	(8,875,828)	(4,383,190)
12/31/15	286,919	—	—	(842,940)	(556,021)	2,938,760	—	—	(8,662,089)	(5,723,329)
American Century Small-Mid Cap Value
Class ADV
12/31/16	1,295,216	—	795,421	(1,020,127)	1,070,510	14,704,948	—	8,574,642	(11,256,751)	12,022,839
12/31/15	473,429	—	1,557,675	(875,507)	1,155,597	5,970,451	—	17,305,764	(10,683,402)	12,592,813
Class I
12/31/16	2,512,202	—	1,159,927	(1,514,853)	2,157,276	29,961,101	—	13,188,376	(17,722,536)	25,426,941
12/31/15	926,534	—	2,261,282	(2,656,690)	531,126	12,118,570	—	26,343,938	(33,327,530)	5,134,978
Class S
12/31/16	1,323,919	—	726,242	(1,172,038)	878,123	15,736,354	—	8,162,961	(13,410,822)	10,488,493
12/31/15	410,728	—	1,494,208	(1,507,539)	397,397	5,276,838	—	17,228,222	(19,488,659)	3,016,401
Class S2
12/31/16	124,442	—	34,941	(84,336)	75,047	1,385,037	—	375,613	(906,287)	854,363
12/31/15	118,990	—	61,638	(85,591)	95,037	1,506,409	—	682,951	(1,089,809)	1,099,551
Baron Growth
Class ADV
12/31/16	109,364	—	373,857	(773,995)	(290,774)	2,797,559	—	9,413,716	(19,855,399)	(7,644,124)
12/31/15	157,011	—	274,983	(674,427)	(242,433)	4,531,491	—	8,007,507	(19,713,089)	(7,174,091)
Class I
12/31/16	417,307	—	660,211	(2,285,812)	(1,208,294)	11,410,135	—	17,990,751	(63,974,158)	(34,573,272)
12/31/15	434,975	—	585,465	(1,988,870)	(968,430)	13,911,453	—	18,202,106	(60,748,084)	(28,634,525)
Class R6
5/3/16(1)-12/31/16	32,619	—	12	(3)	32,628	891,979	—	324	(76)	892,227
Class S
12/31/16	314,847	—	2,153,555	(4,311,981)	(1,843,579)	8,589,723	—	56,573,883	(114,899,359)	(49,735,753)
12/31/15	479,189	—	1,647,066	(3,978,855)	(1,852,600)	14,697,709	—	49,691,990	(120,734,669)	(56,344,970)
Class S2
12/31/16	14,243	—	12,601	(135,840)	(108,996)	365,247	—	318,426	(3,563,475)	(2,879,802)
12/31/15	38,030	—	16,992	(67,220)	(12,198)	1,140,388	—	495,834	(2,030,825)	(394,603)
Columbia Contrarian Core
Class ADV
12/31/16	206,108	—	150,661	(172,206)	184,563	4,342,604	—	3,043,357	(3,618,361)	3,767,600
12/31/15	298,412	—	111,618	(111,160)	298,870	6,867,135	—	2,453,372	(2,573,744)	6,746,763
Class I
12/31/16	52,290	—	60,396	(91,369)	21,317	1,150,383	—	1,273,754	(2,028,475)	395,662
12/31/15	41,593	—	58,172	(102,770)	(3,005)	990,276	—	1,326,321	(2,486,511)	(169,914)
Class S
12/31/16	510,533	—	1,741,401	(2,286,414)	(34,480)	11,313,446	—	36,064,421	(49,606,442)	(2,228,575)
12/31/15	465,869	—	1,679,367	(2,008,544)	136,692	10,999,991	—	37,684,995	(48,165,495)	519,491
Columbia Small Cap Value II
Class ADV
12/31/16	450,766	—	78,116	(352,261)	176,621	7,702,073	—	1,252,201	(5,575,925)	3,378,349
12/31/15	408,608	—	4,520	(532,746)	(119,618)	6,702,716	—	75,657	(8,642,955)	(1,864,582)
Class I
12/31/16	733,228	—	120,397	(907,546)	(53,921)	12,450,314	—	1,982,935	(14,937,217)	(503,968)
12/31/15	609,948	—	16,368	(932,364)	(306,048)	10,295,607	—	281,364	(15,562,223)	(4,985,252)

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class R6
5/3/16(1)-12/31/16	21,304	—	9	(246)	21,067	397,901	—	148	(4,790)	393,259
Class S
12/31/16	411,446	—	358,284	(1,517,722)	(747,992)	7,134,368	—	5,879,446	(25,165,493)	(12,151,679)
12/31/15	424,400	—	28,258	(1,706,752)	(1,254,094)	7,082,409	—	483,770	(28,634,794)	(21,068,615)
Class S2
12/31/16	105,603	—	13,958	(111,844)	7,717	1,735,870	—	222,901	(1,764,798)	193,973
12/31/15	149,977	—	1,285	(86,774)	64,488	2,441,291	—	21,449	(1,419,646)	1,043,094
Invesco Comstock
Class ADV
12/31/16	137,527	—	43,241	(472,936)	(292,168)	2,173,379	—	738,151	(7,225,279)	(4,313,749)
12/31/15	113,278	—	49,774	(392,836)	(229,784)	1,807,702	—	775,483	(6,343,359)	(3,760,174)
Class I
12/31/16	1,703,584	—	293,404	(3,927,834)	(1,930,846)	25,537,401	—	5,061,532	(62,442,471)	(31,843,538)
12/31/15	6,421,704	—	342,384	(2,378,098)	4,385,990	106,336,129	—	5,351,730	(38,383,357)	73,304,502
Class S
12/31/16	441,908	—	394,851	(4,109,040)	(3,272,281)	7,070,423	—	6,796,359	(63,797,475)	(49,930,693)
12/31/15	492,751	—	485,164	(4,247,552)	(3,269,637)	7,921,714	—	7,603,995	(69,315,148)	(53,789,439)
Invesco Equity and Income
Class ADV
12/31/16	117,019	—	67,141	(272,844)	(88,684)	4,917,985	—	2,783,517	(11,060,798)	(3,359,296)
12/31/15	151,527	—	115,812	(185,467)	81,872	6,762,682	—	4,976,251	(8,306,926)	3,432,007
Class I
12/31/16	140,124	—	855,589	(2,219,141)	(1,223,428)	6,100,181	—	36,331,776	(93,520,850)	(51,088,893)
12/31/15	164,439	—	1,482,183	(1,971,650)	(325,028)	7,496,933	—	64,775,858	(89,096,748)	(16,823,957)
Class S
12/31/16	168,617	—	979,188	(3,305,136)	(2,157,331)	7,220,022	—	41,073,160	(138,071,848)	(89,778,666)
12/31/15	161,203	—	1,786,423	(3,542,858)	(1,595,232)	7,164,577	—	77,442,510	(159,782,804)	(75,175,717)
Class S2
12/31/16	180,004	—	623,733	(1,523,860)	(720,123)	7,753,829	—	25,770,341	(62,454,115)	(28,929,945)
12/31/15	176,308	—	1,097,658	(1,714,178)	(440,212)	7,934,546	—	46,949,757	(76,461,118)	(21,576,815)
JPMorgan Mid Cap Value
Class ADV
12/31/16	379,036	—	496,562	(667,514)	208,084	7,178,861	—	9,110,242	(12,514,259)	3,774,844
12/31/15	579,033	—	689,418	(469,879)	798,572	12,439,583	—	13,601,526	(9,908,503)	16,132,606
Class I
12/31/16	851,179	—	1,156,229	(3,052,791)	(1,045,383)	16,553,193	—	21,801,765	(58,125,339)	(19,770,381)
12/31/15	916,659	—	1,862,198	(2,727,988)	50,869	20,004,354	—	37,541,744	(57,873,448)	(327,350)
Class S
12/31/16	567,728	—	1,522,331	(3,001,207)	(911,148)	10,935,631	—	28,386,017	(57,184,186)	(17,862,538)
12/31/15	754,919	—	2,381,009	(2,843,433)	292,495	16,390,139	—	47,588,257	(60,718,665)	3,259,731
Class S2
12/31/16	33,702	—	22,547	(68,319)	(12,070)	634,346	—	412,642	(1,286,780)	(239,792)
12/31/15	41,003	—	34,000	(116,903)	(41,900)	872,170	—	669,059	(2,516,657)	(975,428)
Oppenheimer Global
Class ADV
12/31/16	323,960	—	489,979	(1,491,343)	(677,404)	5,108,110	—	7,584,886	(23,882,388)	(11,189,392)
12/31/15	960,893	—	502,423	(636,796)	826,520	17,968,362	—	9,400,327	(12,029,300)	15,339,389
Class I
12/31/16	763,650	—	5,694,149	(10,331,521)	(3,873,722)	12,607,200	—	91,618,853	(171,064,377)	(66,838,324)
12/31/15	1,382,462	—	6,158,301	(7,840,979)	(300,216)	27,346,457	—	119,409,448	(149,839,229)	(3,083,324)
Class S
12/31/16	387,945	—	969,834	(3,768,813)	(2,411,034)	6,216,476	—	15,071,216	(60,422,277)	(39,134,585)
12/31/15	2,501,221	—	1,162,773	(2,122,531)	1,541,463	48,174,303	—	21,836,880	(38,875,357)	31,135,826
Class S2
12/31/16	24,256	—	17,666	(80,329)	(38,407)	380,074	—	267,822	(1,253,624)	(605,728)
12/31/15	55,320	—	23,500	(91,169)	(12,349)	1,040,869	—	430,989	(1,615,829)	(143,971)

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Pioneer High Yield
Class I
12/31/16	1,586,910	—	437,270	(2,008,093)	16,087	17,733,148	—	4,907,706	(22,326,804)	314,050
12/31/15	997,272	—	472,917	(2,873,020)	(1,402,831)	11,695,730	—	5,539,616	(33,567,286)	(16,331,940)
Class S
12/31/16	69,562	—	17,639	(73,088)	14,113	775,358	—	197,859	(810,591)	162,626
12/31/15	79,466	—	18,014	(118,390)	(20,910)	938,594	—	210,519	(1,367,490)	(218,377)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/16	2,584,781	40,605	703,451	(719,181)	2,609,656	24,893,148	370,917	6,401,403	(6,749,217)	24,916,251
12/31/15	536,469	—	474,365	(809,175)	201,659	6,094,705	—	4,928,655	(8,492,047)	2,531,313
Class I
12/31/16	1,137,024	—	9,178,005	(9,167,702)	1,147,327	11,584,917	—	90,954,031	(93,257,764)	9,281,184
12/31/15	2,032,041	—	10,723,838	(6,103,326)	6,652,553	24,643,747	—	119,999,748	(71,696,552)	72,946,943
Class R6
5/3/16(1)-12/31/16	109,396	—	38	(1,451)	107,983	1,094,354	—	375	(14,630)	1,080,099
Class S
12/31/16	504,140	2,987,146	413,338	(1,049,203)	2,855,421	4,984,404	28,812,970	3,968,043	(10,214,524)	27,550,893
12/31/15	606,565	—	398,027	(594,730)	409,862	6,742,873	—	4,330,538	(6,775,241)	4,298,170
Class S2
12/31/16	104,820	—	59,301	(97,200)	66,921	1,020,404	—	541,416	(928,301)	633,519
12/31/15	97,971	—	66,230	(88,614)	75,587	1,155,306	—	689,459	(990,490)	854,275
T. Rowe Price Growth Equity
Class ADV
12/31/16	200,051	—	335,148	(357,035)	178,164	14,888,541	—	23,966,449	(26,585,574)	12,269,416
12/31/15	312,835	—	339,629	(163,295)	489,169	26,554,454	—	28,240,157	(13,937,412)	40,857,199
Class I
12/31/16	735,960	—	1,570,936	(2,578,497)	(271,601)	58,374,400	—	119,705,351	(205,091,631)	(27,011,880)
12/31/15	1,690,630	—	1,721,278	(1,861,900)	1,550,008	150,420,520	—	150,611,865	(169,614,232)	131,418,153
Class S
12/31/16	460,280	—	535,295	(1,594,203)	(598,628)	35,025,413	—	39,520,831	(123,258,488)	(48,712,244)
12/31/15	1,201,876	—	709,182	(905,956)	1,005,102	107,064,018	—	60,500,345	(78,301,743)	89,262,620
Class S2
12/31/16	58,653	—	14,558	(20,988)	52,223	4,526,323	—	1,051,248	(1,583,046)	3,994,525
12/31/15	12,276	—	8,837	(9,041)	12,072	1,076,931	—	740,378	(807,283)	1,010,026
Templeton Foreign Equity
Class ADV
12/31/16	182,603	—	90,541	(569,378)	(296,234)	1,931,568	—	947,058	(6,081,216)	(3,202,590)
12/31/15	306,681	—	108,700	(629,849)	(214,468)	3,779,598	—	1,326,137	(7,589,183)	(2,483,448)
Class I
12/31/16	1,373,628	—	570,798	(3,140,085)	(1,195,659)	14,865,872	—	6,016,205	(34,019,056)	(13,136,979)
12/31/15	629,508	—	672,207	(2,569,753)	(1,268,038)	7,847,901	—	8,274,865	(30,862,697)	(14,739,931)
Class S
12/31/16	893,873	—	1,345,871	(8,286,273)	(6,046,529)	9,497,019	—	14,104,724	(88,637,951)	(65,036,208)
12/31/15	1,281,336	—	1,633,116	(7,042,292)	(4,127,840)	15,119,746	—	19,973,008	(86,161,662)	(51,068,908)
Class S2
12/31/16	34,034	—	7,353	(54,647)	(13,260)	361,756	—	76,613	(588,127)	(149,758)
12/31/15	71,716	—	6,855	(25,193)	53,378	840,146	—	83,425	(301,001)	622,570

(1)  Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage, Inc.	$131,198	$(131,198)	$—
Barclays Capital Inc.	10,335,086	(10,335,086)	—
Goldman, Sachs & Co.	4,440,475	(4,440,475)	—
HSBC Securities (USA) Inc.	94,778	(94,778)	—
J.P. Morgan Securities LLC	384,023	(384,023)	—
RBC Dominion Securities Inc	26,912	(26,912)	—
Total	$15,412,472	$(15,412,472)	$—

(1)  Collateral with a fair value of $15,731,207 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$331,843	$(331,843)	$—
BMO Capital Markets Corp	467,477	(467,477)	—
BNP Paribas	12,688	(12,688)	—
BNP Paribas Prime Brokerage Intl Ltd	41,357	(41,357)	—
Citadel Clearing LLC	42,292	(42,292)	—
Credit Suisse Securities (USA) LLC	238,249	(238,249)	—
Deutsche Bank Securities Inc.	53,550	(53,550)	—
Goldman, Sachs & Co.	1,509,617	(1,509,617)	—
HSBC Bank PLC	463,186	(463,186)	—
J.P. Morgan Securities LLC	2,152,862	(2,152,862)	—
Jefferies LLC	39,780	(39,780)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	162,281	(162,281)	—
Morgan Stanley & Co. LLC	788,458	(788,458)	—
National Financial Services LLC	111,240	(111,240)	—
Nomura Securities International, Inc.	211,831	(211,831)	—
RBC Dominion Securities Inc	5,802	(5,802)	—
Scotia Capital (USA) INC	311,480	(311,480)	—
SG Americas Securities, LLC	82,240	(82,240)	—
UBS Securities LLC.	3,570	(3,570)	—
Wells Fargo Securities LLC	1,785	(1,785)	—
Total	$7,031,588	$(7,031,588)	$—

(1)  Collateral with a fair value of $7,238,056 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Comstock

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$61,518	$(61,518)	$—
HSBC Bank PLC	1,342,356	(1,342,356)	—
J.P. Morgan Securities LLC	3,229,938	(3,229,938)	—
SG Americas Securities, LLC	18,316	(18,316)	—
Scotia Capital (USA) INC	1,269,988	(1,269,988)	—
Total	$5,922,116	$(5,922,116)	$—

(1)  Collateral with a fair value of $6,159,852 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$19,273	$(19,273)	$—
Barclays Capital Inc.	15,560,541	(15,560,541)	—
Citadel Clearing LLC	1,322,360	(1,322,360)	—
Citigroup Global Markets Inc.	8,208,291	(8,208,291)	—
Deutsche Bank Securities Inc.	6,418,155	(6,418,155)	—
HSBC Securities (USA) Inc.	12,315,643	(12,315,643)	—
Jefferies LLC	1,345,667	(1,345,667)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	224,178	(224,178)	—
Nomura Securities International, Inc.	10,286,946	(10,286,946)	—
RBC Capital Markets, LLC	2,875,502	(2,875,502)	—
RBS Securities Inc	19,560,401	(19,560,401)	—
SG Americas Securities, LLC	7,771,647	(7,771,647)	—
Societe Generale	29,801,228	(29,801,228)	—
Total	$115,709,832	$(115,709,832)	$—

(1)  Collateral with a fair value of $118,166,949 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$292,097	$(292,097)	$—
Morgan Stanley & Co. LLC	6,194,074	(6,194,074)	—
SG Americas Securities, LLC	3,020,008	(3,020,008)	—
Scotia Capital (USA) INC	192,850	(192,850)	—
Wells Fargo Securities LLC	1,672,790	(1,672,790)	—
Total	$11,371,819	$(11,371,819)	$—

(1)  Collateral with a fair value of $11,668,889 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Oppenheimer Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$835,742	$(835,742)	$—
Citigroup Global Markets Limited	911,561	(911,561)	—
Citigroup Global Markets Inc.	577,749	(577,749)	—
Credit Suisse Securities (Europe) Limited	1,738,510	(1,738,510)	—
Deutsche Bank Securities Inc.	2,819,340	(2,819,340)	—
Goldman, Sachs & Co.	3,548,786	(3,548,786)	—
HSBC Bank PLC	543,261	(543,261)	—
J.P. Morgan Securities LLC	2,183,462	(2,183,462)	—
JP Morgan Securities, Plc.	902	(902)	—
Morgan Stanley & Co. International PLC	840,311	(840,311)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	14,395	(14,395)	—
Merrill Lynch International	860,139	(860,139)	—
Morgan Stanley & Co. LLC	22,362,877	(22,362,877)	—
Natixis Securities America LLC	62,100	(62,100)	—
RBC Capital Markets, LLC	782,514	(782,514)	—
RBC Dominion Securities Inc	3,506,957	(3,506,957)	—

Oppenheimer Global (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
SG Americas Securities, LLC	$17,133,802	$(17,133,802)	$—
Societe Generale	61,277	(61,277)	—
UBS AG	64	(64)	—
Wells Fargo Securities LLC	89,825	(89,825)	—
Total	$58,873,574	$(58,873,574)	$—

(1)  Collateral with a fair value of $61,772,209 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$86,370	$(86,370)	$—
BNP Paribas Prime Brokerage Intl Ltd	6,070	(6,070)	—
BNP Paribas	1,991,804	(1,991,804)	—
Barclays Capital Inc.	281,429	(281,429)	—
Citadel Clearing LLC	1,888,040	(1,888,040)	—
Citigroup Global Markets Inc.	43	(43)	—
Credit Suisse Securities (USA) LLC	781,346	(781,346)	—
Deutsche Bank Securities Inc.	1,867,728	(1,867,728)	—
Goldman, Sachs & Co.	7,050,771	(7,050,771)	—
HSBC Bank PLC	1,323,868	(1,323,868)	—
J.P. Morgan Securities LLC	5,065,476	(5,065,476)	—
Morgan Stanley & Co. LLC	3,874,191	(3,874,191)	—
National Financial Services LLC	217,699	(217,699)	—
Natixis Securities America LLC	1,162,943	(1,162,943)	—
RBC Dominion Securities Inc	5,447,408	(5,447,408)	—
SG Americas Securities, LLC	3,547	(3,547)	—
Scotia Capital (USA) INC	5,935,862	(5,935,862)	—
UBS AG	777,096	(777,096)	—
UBS Securities LLC.	4,580,673	(4,580,673)	—
Wells Fargo Securities LLC	1,791,083	(1,791,083)	—
Total	$44,133,447	$(44,133,447)	$—

(1)  Collateral with a fair value of $45,142,497 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$7,271,348	$(7,271,348)	$—
J.P. Morgan Securities LLC	21,014,167	(21,014,167)	—
Natixis Securities America LLC	4,956,669	(4,956,669)	—
RBC Capital Markets, LLC	11,116	(11,116)	—
RBC Dominion Securities Inc	3,126,317	(3,126,317)	—
Scotia Capital (USA) INC	9,137,583	(9,137,583)	—
UBS AG	2,111,693	(2,111,693)	—
Total	$47,628,893	$(47,628,893)	$—

(1)  Collateral with a fair value of $48,609,294 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Templeton Foreign Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	$6,242,065	$(6,242,065)	$—
JP Morgan Securities, Plc.	6,453,860	(6,453,860)	—
Nomura Securities International, Inc.	308,036	(308,036)	—
Total	$13,003,961	$(13,003,961)	$—

(1)  Collateral with a fair value of $13,691,845 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower's discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At December 31, 2016, Pioneer High Yield had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/16*
Camping World Term Loan	$222,628	$3,270
Virgin Media Bristol LLC Term Loan	269,328	2,244
	$491,956	$5,514

*  Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio's Statement of Assets and Liabilities and Statement of Operations.

NOTE 13 — REORGANIZATIONS

On August 26, 2016, T. Rowe Price Diversified Mid Cap Growth ("Acquiring Portfolio") acquired all of the assets of, and assumed all of the liabilities of VY® Fidelity® VIP Mid Cap Portfolio ("Acquired Portfolio"), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 9, 2016. The reorganization could provide the Acquired Portfolio's shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income	$2,396,290
Net realized and unrealized gain on investments	$57,917,138
Net increase in net assets resulting from operations	$60,313,428

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 26, 2016. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio's Capital Loss Carryforwards (000s)	Acquired Portfolio's Unrealized Appreciation (000s)	Portfolios' Conversion Ratio
$29,184	$850,426	$—	$—	1.3397

The net assets of the Acquiring Portfolio after the acquisition were $879,610,125.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2016:

	Paid-in Capital		Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Global Bond	$—		$(1,087,523)	$1,087,523
American Century Small-Mid Cap Value	(94)		942,580	(942,486)
Baron Growth	1,378,807		6,833,784	(8,212,591)
Columbia Contrarian Core	—		37,115	(37,115)
Invesco Comstock	—		2,791,248	(2,791,248)
Invesco Equity and Income	—		6,034,054	(6,034,054)
JPMorgan Mid Cap Value	—		45,654	(45,654)
Oppenheimer Global	—		2,161,817	(2,161,817)
Pioneer High Yield	—		310,530	(310,530)
T. Rowe Price Diversified Mid Cap Growth	—		3,167,104	(3,167,104)
T. Rowe Price Growth Equity	—		(73,944)	73,944
Templeton Foreign Equity	(22,498,473	)(1)	(3,080,935)	25,579,408

(1)  Relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Global Bond	$2,115,667	$—	$1,834,693	$—	$—
American Century Small-Mid Cap Value	11,518,051	18,783,541	—	21,982,574	39,578,301
Baron Growth	—	84,297,100	—	3,161,582	73,235,855
Columbia Contrarian Core	11,518,396	28,863,136	—	15,220,880	26,243,808
Columbia Small Cap Value II	604,001	8,733,630	—	862,240	—
Invesco Comstock	12,596,042	—	—	13,731,208	—
Invesco Equity and Income	31,417,763	74,541,031	—	43,306,600	150,837,776
JPMorgan Mid Cap Value	5,185,326	54,525,340	—	7,256,199	92,144,387
Oppenheimer Global	19,489,360	95,053,417	—	23,491,220	127,586,424
Pioneer High Yield	5,105,565	—	—	5,750,135	—
T. Rowe Price Diversified Mid Cap Growth	7,800,802	94,064,466	—	8,011,231	121,937,169
T. Rowe Price Growth Equity	—	184,243,879	—	11,502,817	228,589,928
Templeton Foreign Equity	21,144,600	—	—	29,657,435	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Global Bond	$—	$—	$(8,552,280)	$(1,072,763)	Long-term	None
American Century Small-Mid Cap Value	9,418,708	8,906,091	43,537,839	—	—	—
Baron Growth	5,824,967	84,257,199	375,458,379	—	—	—
Columbia Contrarian Core	3,181,986	18,673,466	39,957,612	—	—	—
Columbia Small Cap Value II	714,975	8,813,326	53,715,958	—	—	—
Invesco Comstock	2,108,439	—	78,768,959	(82,863,600)	Short-term	2017
Invesco Equity and Income	7,133,101	41,913,978	167,778,265	—	—	—
JPMorgan Mid Cap Value	4,644,397	50,367,921	134,563,637	—	—	—
Oppenheimer Global	16,341,117	2,474,881	526,042,813	—	—	—
Pioneer High Yield	3,470,733	—	1,441,044	(12,856,704)	Short-term	2017
				(572,999)	Short-term	None
				(4,246,952)	Long-term	None
				$(17,676,655)
T. Rowe Price Diversified Mid Cap Growth	9,271,794	64,237,585	192,390,478	—	—	—
T. Rowe Price Growth Equity	565,364	172,932,777	317,568,618	—	—	—
Templeton Foreign Equity	11,632,131	—	65,435,887	(133,709,136)	Short-term	2017
				(762,548)	Short-term	None
				(2,658,823)	Long-term	None
				$(137,130,507)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios' major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2016, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to December 31, 2016, the following Portfolios paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0165	February 1, 2017	Daily
Class I	$0.0212	February 1, 2017	Daily
Class S	$0.0190	February 1, 2017	Daily
Pioneer High Yield
Class I	$0.0503	February 1, 2017	Daily
Class S	$0.0477	February 1, 2017	Daily

Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for all Portfolios from DSL to Voya Investments, LLC with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the

Portfolios upon the replacement of DSL with Voya Investments, LLC.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 22.7%
			Brazil: 0.4%
	900,000		Petrobras Global Finance BV, 8.750%, 05/23/26	$973,125	0.4
			Canada: 0.2%
	454,000		Other Securities	447,161	0.2
			China: 0.3%
	601,000		Other Securities	596,075	0.3
			France: 0.8%
	287,000	#	BPCE SA, 5.150%, 07/21/24	291,888	0.1
	226,000	#	Electricite de France SA, 2.350%, 10/13/20	223,787	0.1
	940,000	#	SFR Group SA, 6.000%, 05/15/22	968,200	0.4
	294,000		Other Securities	296,602	0.2
				1,780,477	0.8
			Guernsey: 0.3%
	716,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	709,863	0.3
			Ireland: 0.3%
	652,000		Other Securities	641,594	0.3
			Italy: 0.1%
	286,000		Other Securities	291,165	0.1
			Japan: 0.6%
	790,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	781,079	0.4
	200,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	198,781	0.1
	300,000		Other Securities	306,617	0.1
				1,286,477	0.6
			Mexico: 0.0%
MXN	1,152,227		Other Securities(a)	6,584	0.0
			Netherlands: 0.8%
	690,000		Shell International Finance BV, 3.250%, 05/11/25	689,271	0.3
Principal Amount†				Value	Percentage of Net Assets
	701,000		Shell International Finance BV, 1.625%-4.000%, 11/10/18-05/10/46	$686,011	0.3
	300,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	277,604	0.1
	269,000		Other Securities	289,008	0.1
				1,941,894	0.8
			Norway: 0.2%
	380,000		Other Securities	370,862	0.2
			South Africa: 0.0%
ZAR	1,000,000		Other Securities	74,075	0.0
			Sweden: 0.1%
	298,000	#,L	Nordea Bank AB, 5.500%, 09/29/49	296,927	0.1
			Switzerland: 0.3%
	400,000	#	Credit Suisse AG, 6.500%, 08/08/23	426,528	0.2
	250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	284,063	0.1
				710,591	0.3
			United Kingdom: 1.1%
	1,002,000		Santander UK PLC, 2.375%, 03/16/20	996,287	0.4
	400,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	381,159	0.2
	344,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	351,999	0.1
	813,000		Other Securities	818,082	0.4
				2,547,527	1.1
			United States: 17.2%
	762,000		21st Century Fox America, Inc., 4.500%-5.400%, 02/15/21-10/01/43	818,002	0.4
	806,000		AbbVie, Inc., 2.500%-2.850%, 05/14/20-05/14/23	800,678	0.4
	100,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	102,500	0.0
	986,000		Anheuser-Busch InBev Finance, Inc., 2.650%-3.300%, 02/01/21-02/01/23	998,389	0.4
	710,000		Apple, Inc., 3.200%, 05/13/25	712,777	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
962,000		AT&T, Inc., 3.600%, 02/17/23	$970,495	0.4
594,000		AT&T, Inc., 3.000%-5.150%, 06/30/22-03/15/42	588,008	0.3
1,361,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-08/01/25	1,396,710	0.6
540,000	#	Calpine Corp., 6.000%, 01/15/22	566,325	0.2
1,048,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	1,099,419	0.5
758,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	760,697	0.3
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	529,067	0.2
777,000		CVS Health Corp., 2.800%, 07/20/20	788,883	0.3
320,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	331,165	0.1
337,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	357,579	0.2
313,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	339,234	0.1
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,061,649	0.5
165,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	164,587	0.1
240,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	238,292	0.1
627,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	687,287	0.3
605,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	747,822	0.3
294,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	296,924	0.1
570,000		Huntington National Bank, 2.200%, 11/06/18	571,751	0.3
1,041,000		Indiana Michigan Power Co., 7.000%, 03/15/19	1,147,414	0.5
Principal Amount†			Value	Percentage of Net Assets
570,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	$591,375	0.3
1,197,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/18-12/29/49	1,198,286	0.5
40	#	Kern River Funding Corp., 4.893%, 04/30/18	41	0.0
990,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	1,016,868	0.4
1,048,000		Mylan, Inc., 2.600%, 06/24/18	1,054,279	0.5
625,000		Netflix, Inc., 5.750%, 03/01/24	670,312	0.3
200,000	#	Novelis Corp., 5.875%, 09/30/26	202,500	0.1
110,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	114,881	0.1
165,000	#	Post Holdings, Inc., 5.000%, 08/15/26	158,400	0.1
272,000		Time Warner Cable LLC, 5.875%, 11/15/40	290,547	0.1
485,000		Time Warner, Inc., 6.500%, 11/15/36	587,480	0.3
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	415,363	0.2
270,000		Verizon Communications, Inc., 5.012%, 08/21/54	270,063	0.1
1,071,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,184,706	0.5
599,000		Wells Fargo & Co., 4.100%, 06/03/26	606,747	0.3
14,797,000		Other Securities(b)	14,760,292	6.5
			39,197,794	17.2
		Total Corporate Bonds/Notes (Cost $51,389,388)	51,872,191	22.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 16.7%
		United States: 16.7%
217,548		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	214,602	0.1
710,636		Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/35	713,563	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
176,668		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 3.074%, 05/25/35	$174,738	0.1
471,126		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	423,126	0.2
35,187	#	Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2007-RS1 A2, 1.256%, 01/27/37	94,930	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.156%, 01/25/24	106,715	0.1
320,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.656%, 07/25/24	321,614	0.1
400,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.756%, 07/25/24	401,489	0.2
1,780,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.656%, 11/25/24	1,934,926	0.9
80,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.756%, 05/25/25	83,526	0.0
500,000		Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.756%, 07/25/25	539,551	0.2
122,747		Fannie Mae REMIC Trust 2005-74 DK, 20.976%, 07/25/35	168,540	0.1
165,645		Fannie Mae REMIC Trust 2005-87 SB, 21.061%, 10/25/35	285,353	0.1
387,165		Fannie Mae REMIC Trust 2006-104 ES, 29.670%, 11/25/36	688,119	0.3
1,759,907	^	Fannie Mae REMIC Trust 2007-89 SB, 5.794%, 09/25/37	322,825	0.2
Principal Amount†			Value	Percentage of Net Assets
2,870,295	^	Fannie Mae REMIC Trust 2007-94 SG, 5.694%, 10/25/37	$528,201	0.2
248,774		Fannie Mae REMIC Trust 2010-109 SN, 21.145%, 10/25/40	557,200	0.3
5,234,621	^	Fannie Mae REMIC Trust 2011-55 SK, 5.804%, 06/25/41	1,003,892	0.4
602,582	^	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	10,584	0.0
4,159,677	^	Fannie Mae REMIC Trust 2011-86 NS, 5.194%, 09/25/41	663,788	0.3
3,193,101	^	Fannie Mae REMIC Trust 2012-10 US, 5.694%, 02/25/42	482,383	0.2
1,963,455	^	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/42	320,021	0.1
6,553,427	^	Fannie Mae REMIC Trust 2012-133 PS, 5.444%, 03/25/42	980,715	0.4
2,963,226	^	Fannie Mae REMIC Trust 2012-144 SB, 5.344%, 01/25/43	693,963	0.3
2,032,743	^	Fannie Mae, 3.000%, 06/25/33	272,276	0.2
1,039,896	^	Fannie Mae, 3.500%, 08/25/33	154,649	0.1
657,315	^	Fannie Mae, 3.500%, 08/25/43	145,278	0.1
2,579,901	^	Fannie Mae, 5.184%, 01/25/38	448,142	0.2
3,731,908	^	Fannie Mae, 5.224%, 11/25/41	716,467	0.3
54,786	^	Fannie Mae, 5.500%, 07/25/33	12,096	0.0
22,763	^	Fannie Mae, 5.500%, 06/25/35	5,126	0.0
113,915	^	Fannie Mae, 5.784%, 06/25/37	21,514	0.0
348,530	^	Fannie Mae, 5.814%, 06/25/36	62,907	0.1
20,479	^	Fannie Mae, 5.994%, 05/25/35	3,388	0.0
103,563	^	Fannie Mae, 6.000%, 12/25/32	23,238	0.0
44,730	^	Fannie Mae, 6.000%, 02/25/33	9,758	0.0
52,899	^	Fannie Mae, 6.000%, 03/25/33	12,300	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
43,640	^	Fannie Mae, 6.000%, 03/25/33	$11,183	0.0
24,157	^	Fannie Mae, 6.000%, 09/25/35	5,367	0.0
27,013	^	Fannie Mae, 6.344%, 06/25/23	2,777	0.0
111,587	^	Fannie Mae, 6.474%, 09/25/36	22,713	0.0
181,173	^	Fannie Mae, 6.500%, 02/25/32	41,815	0.0
170,702	^	Fannie Mae, 6.794%, 10/25/33	37,898	0.0
20,492	^	Fannie Mae, 6.874%, 03/25/23	214	0.0
112,685	^	Fannie Mae, 6.994%, 07/25/31	24,949	0.0
61,750	^	Fannie Mae, 6.994%, 02/25/32	13,728	0.0
32,992	^	Fannie Mae, 7.000%, 02/25/28	7,631	0.0
40,341	^	Fannie Mae, 7.000%, 03/25/33	11,034	0.0
30,954	^	Fannie Mae, 7.000%, 04/25/33	7,464	0.0
39,387	^	Fannie Mae, 7.194%, 07/25/32	8,211	0.0
1,215,417	^	Fannie Mae, 7.264%, 12/18/32	265,270	0.1
217,418	^	Fannie Mae, 7.500%, 01/25/24	40,176	0.0
662,962		Fannie Mae, 1.156%-24.833%, 08/25/25-05/25/43	773,530	0.3
12,897,440	^	Freddie Mac 3502 DL, 5.296%, 01/15/39	2,278,766	1.0
3,673,619	^	Freddie Mac REMIC Trust 3505 SA, 5.296%, 01/15/39	611,050	0.3
4,294,538	^	Freddie Mac REMIC Trust 3702 S, 3.746%, 05/15/36	393,713	0.2
4,214,389	^	Freddie Mac REMIC Trust 3710 SL, 5.296%, 05/15/36	333,978	0.1
592,487	^	Freddie Mac REMIC Trust 3803 SG, 5.896%, 08/15/28	28,308	0.0
4,067,833	^	Freddie Mac REMIC Trust 3925 SD, 5.346%, 07/15/40	584,925	0.2
2,012,292	^	Freddie Mac REMIC Trust 4136 SW, 5.546%, 11/15/32	365,246	0.2
853,151	^	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/43	159,219	0.1
13,229,759	^	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	2,415,533	1.1
1,565,159	^	Freddie Mac Series 4120 IK, 3.000%, 10/15/32	210,042	0.1
Principal Amount†			Value	Percentage of Net Assets
530,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.256%, 02/25/24	$578,732	0.2
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.756%, 08/25/24	416,823	0.2
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.306%, 10/25/24	1,178,106	0.5
340,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.506%, 10/25/24	369,394	0.2
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.456%, 04/25/28	108,282	0.0
170,673		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.956%, 03/25/25	172,229	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	200,669	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.606%, 03/25/29	200,313	0.1
1,433,294	^	Freddie Mac, 5.246%, 10/15/36	193,974	0.1
103,087	^	Freddie Mac, 5.446%, 07/15/35	14,282	0.0
123,094	^	Freddie Mac, 6.946%, 03/15/29	23,140	0.0
113,968	^	Freddie Mac, 6.996%, 03/15/29	20,559	0.0
13,235	^	Freddie Mac, 7.000%, 03/15/28	3,106	0.0
70,732	^	Freddie Mac, 7.000%, 04/15/28	15,516	0.0
166,309	^	Freddie Mac, 8.246%, 08/15/29	37,206	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
1,751,652		Freddie Mac, 1.154%-22.169%, 09/15/22-08/15/35	$1,919,234	0.8
576,790		Ginnie Mae Series 2007-8 SP, 19.652%, 03/20/37	893,897	0.4
5,003,597	^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	317,050	0.2
3,368,343	^	Ginnie Mae Series 2010-68 MS, 5.111%, 06/20/40	527,455	0.2
2,257,048	^	Ginnie Mae Series 2012-97 SC, 5.993%, 07/16/41	419,362	0.2
809,671		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.966%, 04/25/46	670,487	0.3
720,699		JP Morgan Mortgage Trust 2005-A4 B1, 3.091%, 07/25/35	619,035	0.3
143,489		JP Morgan Mortgage Trust 2007-A1 7A1, 3.137%, 07/25/35	142,111	0.0
10,373,614	^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.437%, 08/25/45	414,157	0.2
69,972		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.850%, 10/25/36	61,520	0.0
1,093,899		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 2.648%, 12/25/36	1,007,584	0.4
272,248		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.804%, 08/25/46	238,751	0.1
513,329		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.676%, 12/25/36	474,029	0.2
145,537		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.361%, 04/25/37	127,152	0.1
188,519		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.186%, 06/25/37	139,503	0.1
Principal Amount†				Value	Percentage of Net Assets
	80,123		Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 3.040%, 02/25/34	$81,551	0.0
	333,072		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.048%, 10/25/36	318,144	0.1
	71,839		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 3.048%, 10/25/36	68,619	0.0
	384,562		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.089%, 05/25/36	366,972	0.2
	361,278		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 3.087%, 04/25/36	353,689	0.2
	6,449,742		Other Securities	3,221,319	1.4
			Total Collateralized Mortgage Obligations (Cost $35,735,286)	38,170,195	16.7
STRUCTURED PRODUCTS: 0.0%
			Russia: 0.0%
RUB	5,671,358		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 4.650%, 08/22/34	40,792	0.0
			Total Structured Products (Cost $202,246)	40,792	0.0
FOREIGN GOVERNMENT BONDS: 14.0%
			Austria: 1.5%
EUR	3,000,000	#	Republic of Austria Government Bond, 1.650%, 10/21/24	3,541,347	1.5
			Belgium: 7.2%
EUR	15,100,000	#	Kingdom of Belgium Government Bond, 0.800%, 06/22/25	16,478,421	7.2
			Brazil: 0.3%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	666,280	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Germany: 0.1%
EUR	140,000		Other Securities	$204,812	0.1
			Italy: 2.8%
EUR	4,900,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	6,364,202	2.8
			Russia: 0.4%
RUB	51,720,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	825,564	0.4
			Spain: 1.7%
EUR	3,500,000	#	Spain Government Bond, 1.950%, 04/30/26	3,886,552	1.7
			Total Foreign Government Bonds (Cost $32,935,157)	31,967,178	14.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.4%
			Federal Home Loan Mortgage Corporation##: 0.7%
	1,466,374		4.000%-6.500%, due 01/01/18-05/01/46	1,549,514	0.7
			Federal National Mortgage Association##: 0.7%
	1,435,188		2.500%-7.500%, due 09/01/19-05/01/45	1,558,703	0.7
			Government National Mortgage Association: 0.0%
	75,814		5.000%-6.500%, due 04/15/34-02/20/35	85,310	0.0
			Total U.S. Government Agency Obligations (Cost $3,124,965)	3,193,527	1.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.3%
			United States: 8.3%
	810,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.549%, 06/10/49	820,857	0.4
	450,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.602%, 06/10/49	451,543	0.2
Principal Amount†			Value	Percentage of Net Assets
390,000		Banc of America Commercial Mortgage Trust 2007-3 C, 5.602%, 06/10/49	$387,250	0.2
540,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.814%, 02/10/51	544,612	0.2
8,020,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	359,850	0.2
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 5.406%, 11/11/41	458,185	0.2
71,656		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.124%, 10/12/42	71,577	0.0
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.714%, 04/12/38	131,521	0.1
410,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.887%, 06/11/50	413,114	0.2
448,655	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	450,008	0.2
1,885,802	^	CD 2016-CD1 Mortgage Trust, 1.446%, 08/10/49	186,287	0.1
280,000	#	Citigroup Commercial Mortgage Trust 2016-GC36, 2.850%, 02/10/49	193,479	0.1
680,000	#	COMM 2004-LB2A H, 6.067%, 03/10/39	721,045	0.3
10,479,540	#,^	COMM 2012 - LTRT XA, 1.030%, 10/05/30	464,116	0.2
4,005,394	^	COMM 2012-CR1 XA, 2.023%, 05/15/45	289,136	0.1
6,512,726	^	COMM 2013-LC6 XA, 1.683%, 01/10/46	360,277	0.1
4,348,928	^	COMM 2014-CR17 XA, 1.163%, 05/10/47	234,058	0.1
200,000	#	COMM 2015-CR27 D, 3.472%, 10/10/48	152,887	0.1
240,000		COMM 2015-PC1 D, 4.443%, 07/10/50	175,359	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
453,068	#	Commercial Mortgage Trust 2004-GG1 F, 6.361%, 06/10/36	$455,091	0.2
104,264	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	104,220	0.1
12,974	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	12,954	0.0
300,000	#	CSAIL 2016-C7 Commercial Mortgage Trust, 4.394%, 11/15/49	213,452	0.1
2,207,120	#,^	DBUBS 2011-LC1A XA, 0.748%, 11/10/46	48,588	0.0
210,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	215,076	0.1
565,385	#	EQTY 2014-INNS Mortgage Trust, 4.216%, 05/08/31	554,567	0.2
3,560,000	^	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.631%, 11/25/44	565,953	0.2
9,125,089	^	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	217,966	0.1
4,423,190	^	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.619%, 08/25/40	166,070	0.1
42,116,459	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	165,189	0.1
12,349	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.463%, 05/10/43	12,307	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	81,374	0.0
2,801,170	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.386%, 05/10/45	207,150	0.1
Principal Amount†			Value	Percentage of Net Assets
75,000	#	GS Mortgage Securities Trust 2016-GS3, 2.620%, 10/10/49	$53,784	0.0
13,641,502	^	JPMBB Commercial Mortgage Securities Trust 2014-C24 XA, 1.072%, 11/15/47	682,060	0.3
250,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	240,731	0.1
434,785		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	434,389	0.2
2,940,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	52,915	0.0
175,811	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.571%, 10/15/37	175,697	0.1
270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.373%, 06/12/41	260,846	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.753%, 06/15/49	464,875	0.2
7,205,245	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.660%, 06/15/45	414,954	0.2
360,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	362,037	0.2
360,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	344,684	0.2
50,000		LB-UBS Commercial Mortgage Trust 2006-C4 C, 5.872%, 06/15/38	50,052	0.0
780,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.872%, 06/15/38	780,780	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
310,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.235%, 10/15/42	$303,423	0.1
865,000	#	Morgan Stanley Capital I Trust 2011-C1 C, 5.432%, 09/15/47	945,019	0.4
570,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	610,079	0.3
460,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	491,264	0.2
290,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	267,522	0.1
6,404,433	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.043%, 08/10/49	496,505	0.2
5,896,031	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.018%, 10/15/45	419,426	0.2
50,000	#	Wells Fargo Commercial Mortgage Trust 2016-C34, 5.030%, 06/15/49	40,251	0.0
7,230,000	^	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.047%, 12/15/49	455,842	0.2
3,892,934	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.989%, 08/15/45	285,475	0.1
390,000		Other Securities	397,513	0.2
		Total Commercial Mortgage-Backed Securities (Cost $18,996,542)	18,915,241	8.3
U.S. TREASURY OBLIGATIONS: 9.1%
		U.S. Treasury Bonds: 2.0%
830,000		2.000%, due 11/15/26	797,403	0.3
4,597,000	L	2.250%, due 08/15/46	3,855,555	1.7
			4,652,958	2.0
		U.S. Treasury Notes: 7.1%
10,414,000	L	1.750%, due 11/30/21	10,327,376	4.5
5,360,000		2.125%, due 11/30/23	5,318,605	2.4
Principal Amount†			Value	Percentage of Net Assets
451,000	L	1.000%-1.625%, due 11/30/18-10/31/23	$440,882	0.2
			16,086,863	7.1
		Total U.S. Treasury Obligations (Cost $20,769,816)	20,739,821	9.1
ASSET-BACKED SECURITIES: 4.2%
		Cayman Islands: 3.8%
350,000	#	ALM VII R-2 Ltd., 2.887%, 10/15/27	349,966	0.1
240,000	#	Apidos CLO XI, 2.834%, 01/17/28	240,233	0.1
210,000	#	Apidos CLO XVII, 2.733%, 04/17/26	210,000	0.1
370,000	#	Apidos CLO XVII, 3.383%, 04/17/26	370,000	0.2
640,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.690%, 07/28/25	640,061	0.3
400,000	#	Blue Hill CLO 2013-1A B1, 2.830%, 01/15/26	400,317	0.2
510,000	#	BlueMountain CLO 2012-2 Ltd., 2.784%, 11/20/28	509,994	0.2
330,000	#	BlueMountain CLO 2014-4 Ltd., 2.737%, 11/30/26	329,996	0.2
300,000	#	BlueMountain CLO 2014-4 Ltd., 3.437%, 11/30/26	299,994	0.1
1,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	995,688	0.4
640,000	#	Bristol Park CLO Ltd., 2.784%, 04/15/29	639,989	0.3
210,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	210,591	0.1
290,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.780%, 01/20/29	289,998	0.1
620,000	#	Carlyle US CLO 2016-4 Ltd., 2.732%, 10/20/27	619,987	0.3
520,000	#	Dryden 33 Senior Loan Fund 2014-33A BR, 2.636%, 10/15/28	521,187	0.2
1,300,000	#	Madison Park Funding Ltd. 2007-6A C, 1.884%, 07/26/21	1,274,384	0.5
160,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	159,999	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Cayman Islands (continued)
250,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	$249,997	0.1
420,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/20/28	419,987	0.2
			8,732,368	3.8
		United States: 0.4%
387,880		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.204%, 03/25/36	278,276	0.1
640,000	#	OHA Loan Funding Ltd. 2016-1A B1, 2.686%, 01/20/28	639,987	0.3
			918,263	0.4
		Total Asset-Backed Securities (Cost $9,629,572)	9,650,631	4.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		United States: 0.0%
48,071		Other Securities(b)	$26,686	0.0
		Total Common Stock (Cost $1,298,013)	26,686	0.0
MUTUAL FUNDS: 21.1%
		United States: 21.1%
1,016,577		Voya Emerging Markets Corporate Debt Fund - Class P	9,840,467	4.3
1,543,413		Voya Emerging Markets Hard Currency Debt Fund - Class P	14,492,650	6.3
2,978,583		Voya Emerging Markets Local Currency Debt Fund - Class P	21,177,722	9.3
336,040		Voya High Yield Bond Fund - Class P	2,701,759	1.2
		Total Mutual Funds (Cost $57,285,247)	48,212,598	21.1
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 8.9%
		Options on Currencies: 0.3%
49,600,000	@	Call USD vs. Put JPY, Strike @ 120.000, Exp. 03/17/17 Counterparty: Bank of America N.A.	$558,589	0.3
		OTC Interest Rate Swaptions: 8.6%
19,100,000	@	Call on 20-year Interest Rate Swap, Receive a fixed rate equal to 2.610% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/17/23 Counterparty: Goldman Sachs International	1,760,489	0.8
15,950,000	@	Call on 30-year Interest Rate Swap, Receive a fixed rate equal to 2.540% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/16/21 Counterparty: Goldman Sachs International	1,767,671	0.8
283,200,000	@	Put on 10-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.710%, Exp. 11/15/17 Counterparty: Bank of America N.A.	5,933,751	2.6
19,100,000	@	Put on 20-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.610%, Exp. 11/17/23 Counterparty: Goldman Sachs International	2,229,128	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets
		OTC Interest Rate Swaptions (continued)
15,950,000	@	Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.540%, Exp. 11/16/21 Counterparty: Goldman Sachs International	$2,395,374	1.0
495,600,000	@	Put on 5-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.423%, Exp. 11/15/17 Counterparty: Bank of America N.A.	5,561,875	2.4
			19,648,288	8.6
		Total Purchased Options (Cost $17,436,386)	20,206,877	8.9
		Total Long-Term Investments (Cost $248,802,618)	242,995,737	106.4
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.4%
		Corporate Bonds/Notes: 0.2%
265,000	#	Barclays Bank PLC, 6.050%, 12/04/17	$273,873	0.1
258,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	259,469	0.1
			533,342	0.2
		U.S. Government Agency Obligations: 0.0%
1,879		Fannie Mae, 6.000%, 06/01/17	1,890	0.0
15		Fannie Mae, 7.000%, 11/01/17	15	0.0
			1,905	0.0
Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc: 6.9%
3,736,204	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,736,413, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,811,145, due 12/31/17-10/20/46)	$3,736,204	1.6
3,736,204	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,736,409, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,810,928, due 01/25/17-10/20/66)	3,736,204	1.6
3,736,204	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,736,417, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,810,928, due 03/02/17-02/01/49)	3,736,204	1.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Securities Lending Collateralcc (continued)
	786,391		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $786,434, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $802,119, due 10/31/18-11/30/22)	$786,391	0.4
	3,736,204		Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,736,409, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,810,928, due 01/15/17-08/20/66)	3,736,204	1.6
				15,731,207	6.9
			Collateralized Mortgage Obligations: 0.0%
	173		Fannie Mae, 6.000%, 03/25/17	175	0.0
	1,024		Freddie Mac, 6.000%, 05/15/17	1,038	0.0
				1,213	0.0
			Foreign Government Bonds: 0.4%
EUR	10,000	Z	Bundesschatzanweisungen, -0.810%, 12/15/17	10,609	0.0
EUR	830,000	Z	Bundesschatzanweisungen, -0.930%, 06/16/17	877,425	0.4
				888,034	0.4
Principal Amount†		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
4,318,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $4,318,000)	$4,318,000	1.9
	Total Short-Term Investments (Cost $21,510,566)	21,473,701	9.4
	Total Investments in Securities (Cost $270,313,184)	$264,469,438	115.8
	Liabilities in Excess of Other Assets	(36,072,350)	(15.8)
	Net Assets	$228,397,088	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

#  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@  Non-income producing security.

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)  The grouping contains securities in default.

(b)  This grouping contains securities on loan.

BRL  Brazilian Real

EUR  EU Euro

MXN  Mexican Peso

RUB  Russian Ruble

ZAR  South African Rand

  Cost for federal income tax purposes is $270,151,431.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,774,906
Gross Unrealized Depreciation	(13,456,899)
Net Unrealized Depreciation	$(5,681,993)
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	21.1%
Collateralized Mortgage Obligations	16.7
Foreign Government Bonds	14.4
U.S. Treasury Obligations	9.1
Purchased Options	8.9
Commercial Mortgage-Backed Securities	8.3
Financial	8.2
Other Asset-Backed Securities	4.2
Communications	3.9
Consumer, Non-cyclical	3.6
Energy	2.9
Utilities	1.6
Sector Diversification	Percentage of Net Assets
U.S. Government Agency Obligations	1.4%
Technology	1.2
Consumer, Cyclical	0.8
Industrial	0.5
Basic Materials	0.2
Structured Products	0.0
Materials	0.0
Consumer Discretionary	0.0
Short-Term Investments	8.8
Liabilities in Excess of Other Assets	(15.8)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
United States	$26,686	$—	$—	$26,686
Total Common Stock	26,686	—	—	26,686
Mutual Funds	48,212,598	—	—	48,212,598
Purchased Options	—	20,206,877	—	20,206,877
Corporate Bonds/Notes	—	51,865,607	6,584	51,872,191
Collateralized Mortgage Obligations	—	38,170,195	—	38,170,195
Structured Products	—	—	40,792	40,792
Short-Term Investments	4,318,000	17,155,701	—	21,473,701
Commercial Mortgage-Backed Securities	—	18,915,241	—	18,915,241
Asset-Backed Securities	—	9,650,631	—	9,650,631
Foreign Government Bonds	—	31,967,178	—	31,967,178
U.S. Treasury Obligations	—	20,739,821	—	20,739,821
U.S. Government Agency Obligations	—	3,193,527	—	3,193,527
Total Investments, at fair value	$52,557,284	$211,864,778	$47,376	$264,469,438
Other Financial Instruments+
Centrally Cleared Swaps	—	9,338,677	—	9,338,677
Forward Foreign Currency Contracts	—	2,510,309	—	2,510,309
Futures	428,249	—	—	428,249
Total Assets	$52,985,533	$223,713,764	$47,376	$276,746,673
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(9,668,135)	$—	$(9,668,135)
Forward Foreign Currency Contracts	—	(5,919,220)	—	(5,919,220)
Futures	(225,417)	—	—	(225,417)
Written Options	—	(20,041,868)	—	(20,041,868)
Total Liabilities	$(225,417)	$(35,629,223)	$—	$(35,854,640)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	1,315,087	Buy	01/13/17	$975,000	$979,595	$4,595
Barclays Bank PLC	Swedish Krona	6,106,729	Buy	01/13/17	663,000	670,752	7,752
Barclays Bank PLC	Swedish Krona	6,137,938	Buy	01/13/17	658,000	674,180	16,180
Barclays Bank PLC	New Zealand Dollar	708,662	Buy	01/13/17	507,000	492,125	(14,875)
Barclays Bank PLC	New Zealand Dollar	741,201	Buy	01/13/17	527,000	514,722	(12,278)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Australian Dollar	2,435,088	Buy	01/13/17	$1,811,000	$1,756,804	$(54,196)
Barclays Bank PLC	Canadian Dollar	5,044,846	Buy	01/13/17	3,789,000	3,757,856	(31,144)
Barclays Bank PLC	Norwegian Krone	10,482,071	Buy	01/13/17	1,245,000	1,213,975	(31,025)
Barclays Bank PLC	Norwegian Krone	5,131,642	Buy	01/13/17	602,000	594,318	(7,682)
Barclays Bank PLC	Norwegian Krone	13,019,631	Buy	01/13/17	1,526,000	1,507,862	(18,138)
Barclays Bank PLC	Swedish Krona	13,339,162	Buy	01/13/17	1,452,000	1,465,150	13,150
Barclays Bank PLC	British Pound	1,430,154	Buy	01/13/17	1,782,000	1,763,047	(18,953)
Barclays Bank PLC	Norwegian Krone	9,407,382	Buy	01/13/17	1,116,000	1,089,511	(26,489)
Barclays Bank PLC	South Korean Won	596,663,700	Buy	03/10/17	510,921	494,125	(16,796)
BNP Paribas	Swedish Krona	8,408,994	Buy	01/13/17	914,000	923,629	9,629
BNP Paribas	EU Euro	674,301	Buy	01/13/17	720,000	710,195	(9,805)
BNP Paribas	EU Euro	1,002,670	Buy	01/13/17	1,061,000	1,056,043	(4,957)
BNP Paribas	Australian Dollar	635,596	Buy	01/13/17	468,000	458,553	(9,447)
BNP Paribas	Canadian Dollar	2,636,040	Buy	01/13/17	1,966,000	1,963,560	(2,440)
BNP Paribas	Swiss Franc	541,818	Buy	01/13/17	540,000	532,484	(7,516)
BNP Paribas	British Pound	893,439	Buy	01/13/17	1,114,000	1,101,402	(12,598)
BNP Paribas	Japanese Yen	4,122,084,888	Buy	01/13/17	37,853,062	35,290,282	(2,562,780)
Citibank N.A.	Australian Dollar	932,046	Buy	01/13/17	668,000	672,429	4,429
Citibank N.A.	Swedish Krona	10,220,910	Buy	01/13/17	1,112,000	1,122,646	10,646
Citibank N.A.	Japanese Yen	16,316,087	Buy	01/13/17	139,000	139,686	686
Citibank N.A.	Australian Dollar	1,397,722	Buy	01/13/17	1,035,000	1,008,392	(26,608)
Citibank N.A.	Danish Krone	6,741,468	Buy	01/13/17	974,381	955,120	(19,261)
Citibank N.A.	Czech Koruna	11,239,058	Buy	01/27/17	450,362	438,388	(11,974)
Deutsche Bank AG	New Zealand Dollar	1,795,665	Buy	01/13/17	1,241,000	1,246,987	5,987
Deutsche Bank AG	Australian Dollar	986,008	Buy	01/13/17	735,000	711,359	(23,641)
Deutsche Bank AG	EU Euro	498,764	Buy	01/13/17	531,000	525,314	(5,686)
Deutsche Bank AG	New Zealand Dollar	2,219,278	Buy	01/09/17	1,561,000	1,541,390	(19,610)
Deutsche Bank AG	New Zealand Dollar	5,545,365	Buy	01/13/17	3,894,000	3,850,940	(43,060)
Deutsche Bank AG	Australian Dollar	2,488,399	Buy	01/13/17	1,843,000	1,795,265	(47,735)
Deutsche Bank AG	New Zealand Dollar	5,014,006	Buy	01/09/17	3,665,143	3,482,457	(182,686)
Deutsche Bank AG	New Zealand Dollar	5,014,006	Buy	01/09/17	3,665,143	3,482,457	(182,686)
Deutsche Bank AG	Israeli New Shekel	1,035,992	Buy	01/27/17	269,441	269,107	(334)
Deutsche Bank AG	New Zealand Dollar	6,419,791	Buy	03/15/17	4,601,000	4,450,307	(150,693)
Deutsche Bank AG	New Zealand Dollar	1,266,017	Buy	01/13/17	890,000	879,177	(10,823)
Goldman Sachs International	New Zealand Dollar	1,509,012	Buy	01/13/17	1,042,000	1,047,923	5,923
Goldman Sachs International	EU Euro	2,613,522	Buy	01/13/17	2,726,000	2,752,642	26,642
Goldman Sachs International	EU Euro	4,243,781	Buy	01/13/17	4,513,000	4,469,682	(43,318)
Goldman Sachs International	Japanese Yen	48,542,120	Buy	01/13/17	440,000	415,582	(24,418)
Goldman Sachs International	Japanese Yen	240,449,260	Buy	01/10/17	2,341,531	2,058,182	(283,349)
HSBC Bank USA N.A.	Hong Kong Sar Dollar	762,813	Buy	03/10/17	98,312	98,398	86
HSBC Bank USA N.A.	Singapore Dollar	648,988	Buy	03/10/17	449,268	447,992	(1,276)
JPMorgan Chase Bank N.A.	Australian Dollar	2,052,560	Buy	01/13/17	1,474,000	1,480,827	6,827
JPMorgan Chase Bank N.A.	British Pound	791,864	Buy	01/13/17	973,000	976,184	3,184
JPMorgan Chase Bank N.A.	Japanese Yen	122,351,660	Buy	01/13/17	1,043,000	1,047,486	4,486
JPMorgan Chase Bank N.A.	Australian Dollar	5,808,157	Buy	01/13/17	4,187,000	4,190,318	3,318
JPMorgan Chase Bank N.A.	Swiss Franc	1,951,019	Buy	01/13/17	1,898,000	1,917,409	19,409
JPMorgan Chase Bank N.A.	New Zealand Dollar	1,338,478	Buy	01/13/17	961,000	929,496	(31,504)
JPMorgan Chase Bank N.A.	Australian Dollar	1,650,350	Buy	01/13/17	1,223,000	1,190,652	(32,348)
JPMorgan Chase Bank N.A.	Canadian Dollar	526,568	Buy	01/13/17	390,000	392,235	2,235
JPMorgan Chase Bank N.A.	Australian Dollar	1,617,360	Buy	01/13/17	1,220,765	1,166,851	(53,914)
JPMorgan Chase Bank N.A.	Canadian Dollar	2,814,772	Buy	01/13/17	2,092,000	2,096,696	4,696
JPMorgan Chase Bank N.A.	EU Euro	25,260,553	Buy	01/13/17	27,174,073	26,605,195	(568,878)
Morgan Stanley Capital Services LLC	Australian Dollar	2,373,208	Buy	01/13/17	1,772,000	1,712,160	(59,840)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Japanese Yen	98,722,735	Buy	01/13/17	$868,000	$845,192	$(22,808)
Morgan Stanley Capital Services LLC	Swedish Krona	5,448,903	Buy	01/13/17	592,000	598,498	6,498
Morgan Stanley Capital Services LLC	Japanese Yen	534,373,000	Buy	01/10/17	4,829,973	4,574,091	(255,882)
Morgan Stanley Capital Services LLC	Japanese Yen	253,524,000	Buy	01/10/17	2,291,497	2,170,098	(121,399)
Morgan Stanley Capital Services LLC	British Pound	503,930	Buy	01/13/17	626,000	621,228	(4,772)
Morgan Stanley Capital Services LLC	Swiss Franc	1,010,673	Buy	01/13/17	1,004,000	993,263	(10,737)
Morgan Stanley Capital Services LLC	EU Euro	499,804	Buy	01/13/17	531,000	526,409	(4,591)
Morgan Stanley Capital Services LLC	British Pound	535,349	Buy	01/13/17	663,000	659,961	(3,039)
Morgan Stanley Capital Services LLC	Swiss Franc	321,580	Buy	01/13/17	322,000	316,040	(5,960)
Morgan Stanley Capital Services LLC	Swiss Franc	3,999,485	Buy	01/13/17	4,006,879	3,930,586	(76,293)
Morgan Stanley Capital Services LLC	British Pound	11,314,322	Buy	01/13/17	14,111,679	13,947,924	(163,755)
Morgan Stanley Capital Services LLC	Norwegian Krone	22,549,741	Buy	01/13/17	2,674,254	2,611,586	(62,668)
							$(5,240,307)
The Bank of New York Mellon	Malaysian Ringgit	5,447,079	Sell	03/10/17	1,232,064	1,210,167	21,897
Barclays Bank PLC	Japanese Yen	127,409,282	Sell	01/13/17	1,085,000	1,090,785	(5,785)
Barclays Bank PLC	British Pound	1,245,202	Sell	01/13/17	1,531,000	1,535,044	(4,044)
Barclays Bank PLC	Norwegian Krone	5,558,262	Sell	01/13/17	638,000	643,727	(5,727)
Barclays Bank PLC	Norwegian Krone	6,416,437	Sell	01/13/17	739,000	743,116	(4,116)
Barclays Bank PLC	EU Euro	765,227	Sell	01/13/17	822,000	805,961	16,039
Barclays Bank PLC	Norwegian Krone	9,171,328	Sell	01/13/17	1,067,000	1,062,172	4,828
Barclays Bank PLC	British Pound	300,635	Sell	01/13/17	374,000	370,613	3,387
Barclays Bank PLC	Japanese Yen	250,631,208	Sell	01/13/17	2,285,000	2,145,721	139,279
Barclays Bank PLC	Norwegian Krone	22,639,030	Sell	01/13/17	2,650,000	2,621,927	28,073
Barclays Bank PLC	Norwegian Krone	7,725,707	Sell	01/13/17	911,000	894,749	16,251
Barclays Bank PLC	Philippine Peso	5,648,082	Sell	03/10/17	112,110	112,791	(681)
Barclays Bank PLC	Thai Baht	28,109,443	Sell	03/10/17	789,263	784,709	4,554
BNP Paribas	Norwegian Krone	6,032,011	Sell	01/13/17	693,000	698,594	(5,594)
BNP Paribas	Swedish Krona	3,748,401	Sell	01/13/17	399,000	411,718	(12,718)
BNP Paribas	Canadian Dollar	1,706,026	Sell	01/13/17	1,279,000	1,270,802	8,198
BNP Paribas	EU Euro	845,537	Sell	01/13/17	903,000	890,546	12,454
BNP Paribas	EU Euro	331,373	Sell	01/13/17	354,000	349,012	4,988
BNP Paribas	Norwegian Krone	10,090,645	Sell	01/13/17	1,172,000	1,168,643	3,357
BNP Paribas	Swiss Franc	1,010,397	Sell	01/13/17	997,000	992,991	4,009
BNP Paribas	Japanese Yen	253,524,184	Sell	01/10/17	2,305,000	2,170,100	134,900
BNP Paribas	Swiss Franc	442,229	Sell	01/13/17	440,000	434,610	5,390
BNP Paribas	EU Euro	270,105	Sell	01/13/17	288,000	284,483	3,517
Citibank N.A.	Australian Dollar	507,217	Sell	01/13/17	367,000	365,934	1,066
Citibank N.A.	Norwegian Krone	6,118,284	Sell	01/13/17	706,000	708,586	(2,586)
Citibank N.A.	Turkish Lira	5,545,051	Sell	01/27/17	1,662,870	1,564,106	98,764
Citibank N.A.	Brazilian Real	8,211,832	Sell	02/10/17	2,353,905	2,494,581	(140,676)
Citibank N.A.	Colombian Peso	2,961,027,253	Sell	02/10/17	932,167	978,922	(46,755)
Citibank N.A.	New Zealand Dollar	6,419,791	Sell	03/15/17	4,400,106	4,450,308	(50,202)
Deutsche Bank AG	New Zealand Dollar	2,236,825	Sell	01/13/17	1,543,000	1,553,348	(10,348)
Deutsche Bank AG	New Zealand Dollar	1,470,803	Sell	01/13/17	1,046,000	1,021,389	24,611
Deutsche Bank AG	British Pound	1,326,222	Sell	01/13/17	1,649,000	1,634,922	14,078
Deutsche Bank AG	Norwegian Krone	19,584,943	Sell	01/13/17	2,291,000	2,268,220	22,780
Deutsche Bank AG	New Zealand Dollar	7,141,971	Sell	01/09/17	5,014,006	4,960,426	53,580
Deutsche Bank AG	Norwegian Krone	9,619,808	Sell	01/13/17	1,128,000	1,114,113	13,887
Goldman Sachs International	Swiss Franc	2,005,241	Sell	01/13/17	1,984,000	1,970,697	13,303
Goldman Sachs International	EU Euro	5,190,693	Sell	01/13/17	5,528,000	5,466,998	61,002
Goldman Sachs International	New Zealand Dollar	3,724,966	Sell	01/13/17	2,639,789	2,586,776	53,013
Goldman Sachs International	Swedish Krona	21,247,874	Sell	01/13/17	2,320,194	2,333,828	(13,634)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Romanian New Leu	1,620,684	Sell	01/27/17	$386,509	$376,167	$10,342
HSBC Bank USA N.A.	Russian Ruble	51,166,596	Sell	01/27/17	800,073	827,958	(27,885)
HSBC Bank USA N.A.	Polish Zloty	6,836,149	Sell	01/27/17	1,667,903	1,632,845	35,058
HSBC Bank USA N.A.	Mexican Peso	26,858,949	Sell	02/10/17	1,295,767	1,288,384	7,383
JPMorgan Chase Bank N.A.	New Zealand Dollar	4,949,037	Sell	01/09/17	3,462,000	3,437,333	24,667
JPMorgan Chase Bank N.A.	New Zealand Dollar	2,442,491	Sell	01/13/17	1,681,000	1,696,171	(15,171)
JPMorgan Chase Bank N.A.	Canadian Dollar	1,437,045	Sell	01/13/17	1,059,000	1,070,440	(11,440)
JPMorgan Chase Bank N.A.	Australian Dollar	1,859,527	Sell	01/13/17	1,349,000	1,341,563	7,437
JPMorgan Chase Bank N.A.	Japanese Yen	166,811,432	Sell	01/13/17	1,414,000	1,428,118	(14,118)
JPMorgan Chase Bank N.A.	EU Euro	418,476	Sell	01/13/17	446,000	440,751	5,249
JPMorgan Chase Bank N.A.	British Pound	393,490	Sell	01/13/17	499,000	485,081	13,919
JPMorgan Chase Bank N.A.	Australian Dollar	751,963	Sell	01/13/17	563,000	542,507	20,493
JPMorgan Chase Bank N.A.	British Pound	602,979	Sell	01/13/17	762,000	743,332	18,668
JPMorgan Chase Bank N.A.	New Zealand Dollar	750,972	Sell	01/13/17	535,000	521,507	13,493
JPMorgan Chase Bank N.A.	New Zealand Dollar	906,482	Sell	01/13/17	646,000	629,500	16,500
JPMorgan Chase Bank N.A.	British Pound	373,299	Sell	01/13/17	475,000	460,191	14,809
JPMorgan Chase Bank N.A.	British Pound	944,961	Sell	01/13/17	1,191,000	1,164,917	26,083
JPMorgan Chase Bank N.A.	Swiss Franc	2,326,941	Sell	01/13/17	2,310,000	2,286,855	23,145
JPMorgan Chase Bank N.A.	British Pound	582,795	Sell	01/13/17	729,000	718,450	10,550
JPMorgan Chase Bank N.A.	Australian Dollar	1,055,064	Sell	01/13/17	789,000	761,180	27,820
JPMorgan Chase Bank N.A.	Australian Dollar	3,022,413	Sell	01/13/17	2,257,000	2,180,532	76,468
JPMorgan Chase Bank N.A.	Swiss Franc	1,402,646	Sell	01/13/17	1,405,000	1,378,483	26,517
JPMorgan Chase Bank N.A.	EU Euro	1,778,080	Sell	01/13/17	1,912,000	1,872,729	39,271
JPMorgan Chase Bank N.A.	Australian Dollar	3,370,920	Sell	01/13/17	2,544,000	2,431,964	112,036
JPMorgan Chase Bank N.A.	Japanese Yen	240,449,260	Sell	01/10/17	2,258,196	2,058,182	200,014
JPMorgan Chase Bank N.A.	Russian Ruble	37,898,113	Sell	01/27/17	575,915	613,252	(37,337)
JPMorgan Chase Bank N.A.	Indonesian Rupiah	28,526,241,483	Sell	03/10/17	2,114,621	2,092,171	22,450
Morgan Stanley Capital Services LLC	Norwegian Krone	11,541,226	Sell	01/13/17	1,325,000	1,336,641	(11,641)
Morgan Stanley Capital Services LLC	Swedish Krona	6,060,381	Sell	01/13/17	658,000	665,661	(7,661)
Morgan Stanley Capital Services LLC	EU Euro	885,243	Sell	01/13/17	955,000	932,365	22,635
Morgan Stanley Capital Services LLC	British Pound	425,533	Sell	01/13/17	542,000	524,583	17,417
Morgan Stanley Capital Services LLC	British Pound	580,152	Sell	01/13/17	726,000	715,192	10,808
Morgan Stanley Capital Services LLC	Japanese Yen	534,372,833	Sell	01/10/17	4,875,000	4,574,089	300,911
Morgan Stanley Capital Services LLC	Canadian Dollar	5,923,136	Sell	01/13/17	4,407,329	4,412,085	(4,756)
Morgan Stanley Capital Services LLC	South African Rand	23,349,781	Sell	01/27/17	1,602,139	1,691,819	(89,680)
Morgan Stanley Capital Services LLC	Hungarian Forint	286,495,812	Sell	01/27/17	996,339	975,965	20,374
Morgan Stanley Capital Services LLC	Japanese Yen	256,088,125	Sell	09/20/17	2,312,000	2,222,282	89,718

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Japanese Yen	253,524,000	Sell	09/20/17	$2,319,895	$2,200,031	$119,864
Morgan Stanley Capital Services LLC	Japanese Yen	534,373,000	Sell	09/20/17	4,889,830	4,637,183	252,647
							$1,831,396

At December 31, 2016, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	11	03/15/17	$1,014,042	$4,323
Australia 3-Year Bond	36	03/15/17	2,895,857	(6,622)
Canada 10-Year Bond	30	03/22/17	3,072,953	(35,213)
CBOE Volatility Index	80	01/18/17	1,210,000	70,032
Euro-Bobl 5-Year	66	03/08/17	9,283,964	87,399
Euro-Buxl® 30-year German Government Bond	31	03/08/17	5,662,351	111,065
Euro-Schatz	128	03/08/17	15,129,919	25,437
Long Gilt	29	03/29/17	4,497,141	80,225
Short Gilt	16	03/29/17	2,083,656	8,880
U.S. Treasury Long Bond	15	03/22/17	2,259,844	(17,233)
U.S. Treasury Ultra Long Bond	2	03/22/17	320,500	3,590
			$47,430,227	$331,883
Short Contracts
Euro-Bund	(54)	03/08/17	(9,330,828)	(162,617)
Japan 10-Year Bond (TSE)	(4)	03/13/17	(5,141,904)	(3,012)
U.S. Treasury 10-Year Note	(45)	03/22/17	(5,592,656)	14,269
U.S. Treasury 2-Year Note	(9)	03/31/17	(1,950,187)	(720)
U.S. Treasury 5-Year Note	(131)	03/31/17	(15,413,992)	19,985
U.S. Treasury Ultra 10-Year Note	(17)	03/22/17	(2,279,062)	3,044
			$(39,708,629)	$(129,051)

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 27, Version 1	Sell	5.000	Intercontinental Exchange	12/20/21	USD	11,400,000	$705,751	$155,131
							$705,751	$155,131

(1)  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.960% and pay a floating rate based on the 6-month CAD-BA-CDOR	Chicago Mercantile Exchange	11/21/44	CAD	1,000,000	$98,045	$97,377
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.143%	Chicago Mercantile Exchange	02/04/46	EUR	500,000	11,448	10,994
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.123%	Chicago Mercantile Exchange	02/11/19	EUR	200,000	(155)	(157)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to -0.095%	Chicago Mercantile Exchange	02/16/19	EUR	100,000	(139)	(145)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.056%	Chicago Mercantile Exchange	02/10/21	EUR	100,000	(308)	(325)
Receive a fixed rate equal to 0.294% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	02/10/23	EUR	2,400,000	14,181	15,261
Receive a fixed rate equal to 0.325% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	02/16/23	EUR	100,000	784	840
Receive a fixed rate equal to 2.899% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	Chicago Mercantile Exchange	08/22/44	GBP	2,000,000	847,526	1,035,878
Receive a fixed rate equal to -0.165% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	07/14/18	JPY	619,500,000	(15,155)	(17,114)
Receive a fixed rate equal to -0.104% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/07/21	JPY	750,000,000	(43,541)	(47,455)
Receive a fixed rate equal to -0.198% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	07/14/21	JPY	512,300,000	(52,524)	(58,446)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.030%	Chicago Mercantile Exchange	03/02/23	JPY	15,400,000	1,091	1,159
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.044%	Chicago Mercantile Exchange	03/03/23	JPY	1,733,000,000	135,500	143,352
Receive a fixed rate equal to -0.020% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/07/23	JPY	750,000,000	(49,383)	(52,559)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY	1,855,000,000	723,078	729,720
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/24/25	JPY	1,084,559,370	299,448	284,499
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.119%	Chicago Mercantile Exchange	03/02/26	JPY	10,900,000	656	666
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.103%	Chicago Mercantile Exchange	03/03/26	JPY	1,231,000,000	89,425	90,867
Receive a fixed rate equal to -0.092% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	07/14/26	JPY	652,900,000	(160,420)	(176,512)
Receive a fixed rate equal to 0.387% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/02/31	JPY	7,700,000	(332)	(314)
Receive a fixed rate equal to 0.360% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/03/31	JPY	867,000,000	(65,745)	(64,442)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.373%	Chicago Mercantile Exchange	03/07/31	JPY	350,000,000	21,494	20,825
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.074%	Chicago Mercantile Exchange	07/14/31	JPY	79,500,000	36,282	39,492

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.623% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/02/36	JPY	6,200,000	$(198)	$(195)
Receive a fixed rate equal to 0.585% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/03/36	JPY	693,000,000	(64,132)	(64,885)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.178%	Chicago Mercantile Exchange	07/14/36	JPY	326,600,000	256,568	278,738
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY	1,015,000,000	1,062,764	1,042,596
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY	468,636,765	(657,079)	(645,979)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.233%	Chicago Mercantile Exchange	07/14/46	JPY	172,300,000	255,951	278,964
Receive a fixed rate equal to 0.747% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/17	USD	19,000,000	(12,569)	(12,569)
Receive a fixed rate equal to 0.925% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/13/17	USD	16,000,000	(13,647)	(13,647)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.082%	Chicago Mercantile Exchange	08/21/17	USD	15,000,000	(1,595)	(1,595)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.143%	Chicago Mercantile Exchange	08/27/17	USD	40,000,000	(19,449)	(19,449)
Receive a fixed rate equal to 0.859% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/18	USD	18,000,000	(88,125)	(88,125)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.702%	Chicago Mercantile Exchange	04/04/18	USD	36,500,000	158,534	158,534
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.249%	Chicago Mercantile Exchange	07/06/18	USD	11,600,000	12,631	12,631
Receive a fixed rate equal to 0.774% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/11/18	USD	7,400,000	(61,846)	(61,846)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.170%	Chicago Mercantile Exchange	01/19/19	USD	27,800,000	170,137	170,137
Receive a fixed rate equal to 0.972% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/19	USD	25,000,000	(303,571)	(303,571)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.826%	Chicago Mercantile Exchange	04/04/19	USD	13,000,000	149,053	149,053
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.841%	Chicago Mercantile Exchange	07/11/19	USD	14,500,000	266,443	266,443
Receive a fixed rate equal to 1.743% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/21/19	USD	8,100,000	29,098	29,098
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.7440%	Chicago Mercantile Exchange	08/21/19	USD	32,000,000	(116,201)	(116,201)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.792%	Chicago Mercantile Exchange	08/27/19	USD	8,000,000	(38,737)	(38,737)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.900%	Chicago Mercantile Exchange	09/14/19	USD	5,000,000	73,167	73,167
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	59,452,000	(40,186)	(40,186)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.983%	Chicago Mercantile Exchange	10/31/19	USD	5,000,000	$67,735	$67,735
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	121,260,000	1,185,029	1,185,029
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.883%	Chicago Mercantile Exchange	06/30/20	USD	27,546,000	(109,400)	(109,400)
Receive a fixed rate equal to 1.465% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	01/19/21	USD	10,600,000	(163,259)	(163,259)
Receive a fixed rate equal to 1.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	02/04/21	USD	38,214,000	(922,843)	(922,843)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.079%	Chicago Mercantile Exchange	04/04/21	USD	7,500,000	204,029	204,029
Receive a fixed rate equal to 1.209% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/21	USD	8,000,000	(223,196)	(223,196)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	Chicago Mercantile Exchange	05/15/21	USD	12,000,000	(165,155)	(165,155)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.179%	Chicago Mercantile Exchange	07/01/21	USD	45,000,000	(516,788)	(516,788)
Receive a fixed rate equal to 0.990% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/11/21	USD	11,000,000	(447,763)	(447,763)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.113%	Chicago Mercantile Exchange	10/11/21	USD	3,500,000	112,400	112,400
Receive a fixed rate equal to 1.744% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/18/21	USD	7,300,000	(75,100)	(75,099)
Receive a fixed rate equal to 1.813% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/22/21	USD	11,000,000	(78,598)	(78,598)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.861%	Chicago Mercantile Exchange	11/25/21	USD	14,700,000	72,697	72,697
Receive a fixed rate equal to 1.790% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/30/21	USD	7,300,000	(60,510)	(60,510)
Receive a fixed rate equal to 1.817% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/02/21	USD	7,300,000	(52,027)	(52,027)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.874%	Chicago Mercantile Exchange	12/05/21	USD	14,700,000	65,875	65,875
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.932%	Chicago Mercantile Exchange	12/14/21	USD	19,000,000	35,568	35,568
Receive a fixed rate equal to 2.059% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/21/21	USD	36,800,000	148,850	148,850
Receive a fixed rate equal to 1.970% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/17/22	USD	15,576,000	(200,059)	(200,059)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.313%	Chicago Mercantile Exchange	04/04/23	USD	6,000,000	237,972	237,972
Receive a fixed rate equal to 1.433% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/23	USD	1,500,000	(59,897)	(59,897)
Receive a fixed rate equal to 1.145% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/11/23	USD	4,900,000	(297,993)	(297,993)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.980%	Chicago Mercantile Exchange	12/05/23	USD	3,500,000	$13,966	$13,966
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.557%	Chicago Mercantile Exchange	08/21/24	USD	300,000	(7,328)	(7,328)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD	8,500,000	(174,174)	(174,174)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	30,878,000	409,239	409,239
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	64,260,000	(2,495,015)	(2,495,015)
Receive a fixed rate equal to 1.692% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	02/04/25	USD	10,917,000	(457,953)	(457,953)
Receive a fixed rate equal to 2.133% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/20/25	USD	6,000,000	(55,752)	(55,752)
Receive a fixed rate equal to 2.528% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/25	USD	14,505,000	291,998	291,998
Receive a fixed rate equal to 2.232% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/14/25	USD	7,000,000	(29,584)	(29,584)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.339%	Chicago Mercantile Exchange	07/11/26	USD	3,000,000	259,961	259,961
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.454%	Chicago Mercantile Exchange	10/11/26	USD	1,200,000	84,767	84,767
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.719%	Chicago Mercantile Exchange	11/14/26	USD	2,500,000	119,261	119,261
Receive a fixed rate equal to 2.226% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/22/26	USD	7,800,000	(86,249)	(86,249)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.264%	Chicago Mercantile Exchange	11/25/26	USD	7,800,000	59,287	59,287
Receive a fixed rate equal to 2.184% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/30/26	USD	3,800,000	(56,669)	(56,669)
Receive a fixed rate equal to 2.228% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/02/26	USD	3,800,000	(41,882)	(41,882)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.292%	Chicago Mercantile Exchange	12/05/26	USD	7,800,000	40,884	40,884
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.398%	Chicago Mercantile Exchange	12/14/26	USD	11,100,000	(47,886)	(47,886)
Receive a fixed rate equal to 2.474% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/21/26	USD	21,200,000	234,991	234,991
Receive a fixed rate equal to 2.307% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/17/27	USD	11,328,000	(211,027)	(211,027)
Receive a fixed rate equal to 1.837% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/31	USD	1,500,000	(107,634)	(107,634)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.517%	Chicago Mercantile Exchange	12/05/36	USD	5,500,000	59,741	59,742
Receive a fixed rate equal to 2.508% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/06/36	USD	8,800,000	(108,637)	(108,637)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.543%	Chicago Mercantile Exchange	12/06/36	USD	8,800,000	$58,506	$58,506
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.516%	Chicago Mercantile Exchange	12/06/36	USD	5,500,000	61,184	61,184
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.649%	Chicago Mercantile Exchange	12/13/36	USD	3,400,000	(35,883)	(35,883)
Receive a fixed rate equal to 2.585% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/13/36	USD	4,400,000	1,120	1,120
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.691%	Chicago Mercantile Exchange	12/14/36	USD	3,400,000	(59,030)	(59,030)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.767%	Chicago Mercantile Exchange	12/20/36	USD	3,400,000	(101,314)	(101,314)
Receive a fixed rate equal to 2.640% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	01/03/37	USD	2,200,000	19,687	19,687
Receive a fixed rate equal to 3.057% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/44	USD	1,400,000	129,250	129,250
Receive a fixed rate equal to 2.036% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/46	USD	900,000	(91,657)	(91,657)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.188%	Chicago Mercantile Exchange	04/04/46	USD	900,000	83,141	83,141
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.558%	Chicago Mercantile Exchange	12/05/46	USD	4,100,000	52,143	52,143
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.557%	Chicago Mercantile Exchange	12/06/46	USD	4,100,000	53,159	53,159
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.588%	Chicago Mercantile Exchange	12/06/46	USD	6,400,000	39,014	39,014
Receive a fixed rate equal to 2.551% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/06/46	USD	6,400,000	(91,548)	(91,548)
Receive a fixed rate equal to 2.635% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/13/46	USD	3,300,000	14,188	14,188
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.698%	Chicago Mercantile Exchange	12/13/46	USD	2,500,000	(45,222)	(45,222)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.742%	Chicago Mercantile Exchange	12/14/46	USD	2,500,000	(69,105)	(69,105)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.794%	Chicago Mercantile Exchange	12/20/46	USD	2,500,000	(97,544)	(97,544)
Receive a fixed rate equal to 2.668% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	01/03/47	USD	3,300,000	37,612	37,612
					$(682,160)	$(484,588)

At December 31, 2016, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 20-year Interest Rate Swap	Goldman Sachs International	2.435%	Pay	3-month USD-LIBOR-BBA	11/17/17	USD	44,200,000	$2,351,440	$(1,532,139)
Call on 30-year Interest Rate Swap	Goldman Sachs International	2.435%	Pay	3-month USD-LIBOR-BBA	11/16/17	USD	31,850,000	2,344,514	(1,467,163)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 10-year Interest Rate Swap	Bank of America N.A.	2.250%	Receive	3-month USD-LIBOR-BBA	11/15/17	USD	141,600,000	$4,602,000	$(5,774,439)
Put on 20-year Interest Rate Swap	Goldman Sachs International	2.435%	Receive	3-month USD-LIBOR-BBA	11/17/17	USD	44,200,000	2,351,440	(3,013,320)
Put on 30-year Interest Rate Swap	Goldman Sachs International	2.435%	Receive	3-month USD-LIBOR-BBA	11/16/17	USD	31,850,000	2,344,514	(2,910,031)
Put on 5-year Interest Rate Swap	Bank of America N.A.	1.970%	Receive	3-month USD-LIBOR-BBA	11/15/17	USD	247,800,000	3,717,000	(5,344,776)
						Total Written Swaptions		$17,710,908	$(20,041,868)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$10,077,423	$531,487	$(1,226,586)	$458,143	$9,840,467	$531,487	$(26,586)	$—
Voya Emerging Markets Hard Currency Debt Fund — Class P	15,265,422	934,968	(2,526,548)	818,808	14,492,650	934,968	(126,548)	—
Voya Emerging Markets Local Currency Debt Fund — Class P	20,054,916	—	—	1,122,806	21,177,722	—	—	—
Voya High Yield Bond Fund — Class P	8,523,268	233,039	(7,044,233)	989,685	2,701,759	232,872	(764,233)	—
	$53,921,029	$1,699,494	$(10,797,367)	$3,389,442	$48,212,598	$1,699,327	$(917,367)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$558,589
Interest rate contracts	Investments in securities at value*	19,648,288
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,510,309
Interest rate contracts	Net Assets — Unrealized appreciation**	358,217
Equity contracts	Net Assets — Unrealized appreciation**	70,032
Credit contracts	Net Assets — Unrealized appreciation***	155,131
Interest rate contracts	Net Assets — Unrealized appreciation***	9,183,546
Total Asset Derivatives		$32,484,112
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,919,220
Interest rate contracts	Net Assets — Unrealized depreciation**	225,417
Interest rate contracts	Net Assets — Unrealized depreciation***	9,668,135
Interest rate contracts	Written options, at fair value	20,041,868
Total Liability Derivatives		$35,854,640

*  Includes purchased options.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$179,608	$—	$—	$179,608
Credit Contracts	(15,312)	—	—	(76,682)	—	(91,994)
Foreign exchange contracts	627,577	(3,327,565)	—	(77,771)	3,337,578	559,819
Interest rate contracts	7,751,382	—	1,871,706	(2,441,912)	(3,044,657)	4,136,519
Total	$8,363,647	$(3,327,565)	$2,051,314	$(2,596,365)	$292,921	$4,783,952
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$70,032	$—	$—	$70,032
Credit contracts	—	—	—	188,255	—	188,255
Foreign exchange contracts	(71,430)	(3,325,713)	—	—	—	(3,397,143)
Interest rate contracts	2,841,921	—	395,098	220,698	(2,330,960)	1,126,757
Total	$2,770,491	$(3,325,713)	$465,130	$408,953	$(2,330,960)	$(2,012,099)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	Bank of America N.A.		Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York	Totals
Assets:
Purchased options		$12,054,215	$—	$—	$—	$—	$8,152,662	$—	$—	$—	$—	$20,206,877
Forward foreign currency contracts		—	254,088	186,442	115,591	134,923	170,225	42,527	743,744	840,872	21,897	2,510,309
Total Assets		$12,054,215	$254,088	$186,442	$115,591	$134,923	$8,322,887	$42,527	$743,744	$840,872	$21,897	$22,717,186
Liabilities:
Forward foreign currency contracts		$—	$251,929	$2,627,855	$298,062	$677,302	$364,719	$29,161	$764,710	$905,482	$—	$5,919,220
Written options		11,119,215	—	—	—	—	8,922,653	—	—	—	—	20,041,868
Total Liabilities		$11,119,215	$251,929	$2,627,855	$298,062	$677,302	$9,287,372	$29,161	$764,710	$905,482	$—	$25,961,088
Net OTC derivative instruments by counterparty, at fair value		$935,000	$2,159	$(2,441,413)	$(182,471)	$(542,379)	$(964,485)	$13,366	$(20,966)	$(64,610)	$21,897	$(3,243,902)
Total collateral pledged by the Portfolio/ (Received from counterparty)		$(935,000)	$—	$2,441,413	$—	$—	$—	$—	$—	$—	$—	$1,506,413
Net Exposure(1)(2) —	$		$2,159	$—	$(182,471)	$(542,379)	$(964,485)	$13,366	$(20,966)	$(64,610)	$21,897	$(1,737,489)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)  At December 31, 2016, the Portfolio had pledged $2,810,000 to BNP Paribas. In addition, the Portfolio received $2,030,000 from Bank of America N.A. Excess cash collateral is not shown for financial reporting purposes.
See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Consumer Discretionary: 7.6%
15,936		Advance Auto Parts, Inc.	$2,695,096	0.7
37,031		Delphi Automotive PLC	2,494,038	0.7
33,029		Target Corp.	2,385,685	0.7
1,005,147		Other Securities(a)	19,837,805	5.5
			27,412,624	7.6
		Consumer Staples: 4.6%
86,835		Conagra Brands, Inc.	3,434,324	0.9
69,698		Mondelez International, Inc.	3,089,713	0.9
172,943		Other Securities(a)	10,065,236	2.8
			16,589,273	4.6
		Energy: 10.2%
46,964		Anadarko Petroleum Corp.	3,274,800	0.9
60,078		Baker Hughes, Inc.	3,903,268	1.1
51,913		Devon Energy Corp.	2,370,867	0.6
61,335		EQT Corp.	4,011,309	1.1
126,462		Imperial Oil Ltd.	4,399,538	1.2
100,791		Noble Energy, Inc.	3,836,105	1.1
41,623		Occidental Petroleum Corp.	2,964,806	0.8
652,214		Other Securities(a)	12,325,617	3.4
			37,086,310	10.2
		Financials: 25.4%
48,110		Allied World Assurance Co. Holdings Ltd.	2,583,988	0.7
50,408		Bank of the Ozarks, Inc.	2,650,957	0.7
69,378		BB&T Corp.	3,262,154	0.9
75,437		Capital Bank Financial Corp.	2,960,902	0.8
154,697		Capitol Federal Financial, Inc.	2,546,313	0.7
26,976		Chubb Ltd.	3,564,069	1.0
47,608		Commerce Bancshares, Inc.	2,752,218	0.7
88,353		Invesco Ltd.	2,680,630	0.7
17,718		M&T Bank Corp.	2,771,627	0.8
88,069		Northern Trust Corp.	7,842,544	2.2
28,372		PNC Financial Services Group, Inc.	3,318,389	0.9
22,385		Reinsurance Group of America, Inc.	2,816,705	0.8
41,201		UMB Financial Corp.	3,177,421	0.9
57,952		Unum Group	2,545,831	0.7
38,779	L	Westamerica Bancorp.	2,440,362	0.7
1,095,015		Other Securities(a)	44,201,996	12.2
			92,116,106	25.4
Shares			Value	Percentage of Net Assets
		Health Care: 7.7%
94,142	@	LifePoint Health, Inc.	$5,347,265	1.5
43,768		Zimmer Biomet Holdings, Inc.	4,516,858	1.2
352,342		Other Securities	18,054,801	5.0
			27,918,924	7.7
		Industrials: 14.5%
129,761		Heartland Express, Inc.	2,641,934	0.7
25,995		Hubbell, Inc.	3,033,617	0.8
40,991		Ingersoll-Rand PLC - Class A	3,075,965	0.8
163,917		Johnson Controls International plc	6,751,741	1.9
91,782		Koninklijke Philips NV	2,805,961	0.8
54,347		Republic Services, Inc.	3,100,496	0.9
60,847		Textron, Inc.	2,954,730	0.8
757,487		Other Securities(a)	28,257,201	7.8
			52,621,645	14.5
		Information Technology: 9.4%
125,577		Applied Materials, Inc.	4,052,370	1.1
78,993	@	Keysight Technologies, Inc.	2,888,774	0.8
23,484		Lam Research Corp.	2,482,963	0.7
78,585		Maxim Integrated Products	3,031,023	0.8
35,021		TE Connectivity Ltd.	2,426,255	0.7
100,464		Teradyne, Inc.	2,551,786	0.7
773,384		Other Securities	16,710,397	4.6
			34,143,568	9.4
		Materials: 4.5%
213,590		Graphic Packaging Holding Co.	2,665,603	0.7
175,637	@	Multi Packaging Solutions International Ltd.	2,504,584	0.7
64,844		WestRock Co.	3,292,130	0.9
162,802		Other Securities	7,873,016	2.2
			16,335,333	4.5
		Real Estate: 5.3%
126,634		Weyerhaeuser Co.	3,810,417	1.1
825,145		Other Securities(a)	15,403,199	4.2
			19,213,616	5.3
		Telecommunication Services: 0.5%
32,645		Other Securities	1,839,872	0.5
		Utilities: 5.4%
50,313		Edison International	3,622,033	1.0
56,519		PG&E Corp.	3,434,660	1.0
79,688		Xcel Energy, Inc.	3,243,301	0.9

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Utilities (continued)
147,389	Other Securities	$9,102,628	2.5
		19,402,622	5.4
	Total Common Stock (Cost $296,406,423)	344,679,893	95.1
EXCHANGE-TRADED FUNDS: 2.1%
7,418	iShares Russell 2000 Value Index Fund	882,297	0.2
84,591	iShares Russell Midcap Value Index Fund	6,803,654	1.9
	Total Exchange-Traded Funds (Cost $7,207,110)	7,685,951	2.1
PREFERRED STOCK: 0.1%
	Industrials: 0.1%
11,716	Other Securities	574,084	0.1
	Total Preferred Stock (Cost $584,581)	574,084	0.1
	Total Long-Term Investments (Cost $304,198,114)	352,939,928	97.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc: 2.0%
1,719,057	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,719,153, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,753,538, due 12/31/17-10/20/46)	$1,719,057	0.4
Principal Amount†		Value	Percentage of Net Assets
1,719,057	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,719,151, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,753,438, due 01/25/17-10/20/66)	$1,719,057	0.5
1,719,057	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,719,155, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,753,438, due 03/02/17-02/01/49)	1,719,057	0.5
361,828	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $361,848, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $369,065, due 10/31/18-11/30/22)	361,828	0.1
1,719,057	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,719,151, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,753,438, due 01/15/17-08/20/66)	1,719,057	0.5
		7,238,056	2.0

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
10,884,862	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $10,884,862)	$10,884,862	3.0
	Total Short-Term Investments (Cost $18,122,918)	18,122,918	5.0
	Total Investments in Securities (Cost $322,321,032)	$371,062,846	102.3
	Liabilities in Excess of Other Assets	(8,487,583)	(2.3)
	Net Assets	$362,575,263	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $327,525,333.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,278,990
Gross Unrealized Depreciation	(9,741,477)
Net Unrealized Appreciation	$43,537,513

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$27,412,624	$—	$—	$27,412,624
Consumer Staples	16,589,273	—	—	16,589,273
Energy	37,086,310	—	—	37,086,310
Financials	92,116,106	—	—	92,116,106
Health Care	27,918,924	—	—	27,918,924
Industrials	49,815,684	2,805,961	—	52,621,645
Information Technology	34,143,568	—	—	34,143,568
Materials	16,335,333	—	—	16,335,333
Real Estate	19,213,616	—	—	19,213,616
Telecommunication Services	1,839,872	—	—	1,839,872
Utilities	19,402,622	—	—	19,402,622
Total Common Stock	341,873,932	2,805,961	—	344,679,893
Exchange-Traded Funds	7,685,951	—	—	7,685,951
Preferred Stock	574,084	—	—	574,084
Short-Term Investments	10,884,862	7,238,056	—	18,122,918
Total Investments, at fair value	$361,018,829	$10,044,017	$—	$371,062,846
Other Financial Instruments+
Forward Foreign Currency Contracts	—	11,678	—	11,678
Total Assets	$361,018,829	$10,055,695	$—	$371,074,524
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(50,142)	$—	$(50,142)
Total Liabilities	$—	$(50,142)	$—	$(50,142)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Canadian Dollar	139,710	Buy	03/31/17	$103,146	$104,164	$1,018
							$1,018
Credit Suisse AG	Japanese Yen	5,307,491	Sell	03/31/17	45,105	45,615	(510)
Credit Suisse AG	Japanese Yen	143,550,429	Sell	03/31/17	1,218,677	1,233,733	(15,056)
Morgan Stanley	Canadian Dollar	5,266,883	Sell	03/31/17	3,937,503	3,926,843	10,660
UBS AG	EU Euro	55,390	Sell	03/31/17	58,261	58,570	(309)
UBS AG	EU Euro	7,620	Sell	03/31/17	7,995	8,058	(63)
UBS AG	EU Euro	57,856	Sell	03/31/17	60,439	61,178	(739)
UBS AG	EU Euro	6,939	Sell	03/31/17	7,274	7,338	(64)
UBS AG	EU Euro	132,893	Sell	03/31/17	138,582	140,522	(1,940)
UBS AG	EU Euro	2,154,641	Sell	03/31/17	2,246,881	2,278,342	(31,461)
							$(39,482)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$11,678
Total Asset Derivatives		$11,678
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$50,142
Total Liability Derivatives		$50,142

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$171,354
Total	$171,354
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$72,805
Total	$72,805

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 34.5%
2,790,684	@	AO World PLC	$6,238,817	0.9
364,500	@	Bright Horizons Family Solutions, Inc.	25,522,290	3.6
560,000		Choice Hotels International, Inc.	31,388,000	4.4
202,600		Dick's Sporting Goods, Inc.	10,758,060	1.5
728,364		Manchester United PLC - Class A	10,379,187	1.5
188,200		Marriott Vacations Worldwide Corp.	15,968,770	2.3
280,845	@	Nord Anglia Education, Inc.	6,543,689	0.9
65,000	@	Panera Bread Co.	13,330,850	1.9
472,571	@	Penn National Gaming, Inc.	6,516,754	0.9
593,691	@	Pinnacle Entertainment, Inc.	8,608,519	1.2
213,000		Red Rock Resorts, Inc.	4,939,470	0.7
477,500	@	Under Armour, Inc. - Class A	13,871,375	2.0
457,001	@	Under Armour, Inc. - Class C	11,502,715	1.6
475,000		Vail Resorts, Inc.	76,622,250	10.8
170,000		Other Securities	2,439,500	0.3
			244,630,246	34.5
		Consumer Staples: 4.2%
273,000		Church & Dwight Co., Inc.	12,063,870	1.7
152,000	@	Performance Food Group Co.	3,648,000	0.5
300,000	@	Smart & Final Stores, Inc.	4,230,000	0.6
142,500	@	TreeHouse Foods, Inc.	10,287,075	1.4
			30,228,945	4.2
		Financials: 16.2%
195,000	@	Arch Capital Group Ltd.	16,826,550	2.4
275,000		Carlyle Group L.P.	4,193,750	0.6
407,500		Cohen & Steers, Inc.	13,692,000	1.9
85,000		Factset Research Systems, Inc.	13,891,550	2.0
297,229		Financial Engines, Inc.	10,923,166	1.5
80,000		Moelis & Co.	2,712,000	0.4
155,000		Morningstar, Inc.	11,401,800	1.6
182,500		MSCI, Inc. - Class A	14,377,350	2.0
160,000		Oaktree Capital Group, LLC	6,000,000	0.8
278,168		Primerica, Inc.	19,235,317	2.7
64,500		Other Securities	2,116,565	0.3
			115,370,048	16.2
Shares			Value	Percentage of Net Assets
		Health Care: 9.2%
105,000		Bio-Techne Corp.	$10,797,150	1.5
205,000	@	Idexx Laboratories, Inc.	24,040,350	3.4
299,978	@	Inovalon Holdings, Inc.	3,089,773	0.4
28,400	@	Mettler Toledo International, Inc.	11,887,104	1.7
47,008	@	Neogen Corp.	3,102,528	0.4
130,000		West Pharmaceutical Services, Inc.	11,027,900	1.6
33,680		Other Securities	1,155,224	0.2
			65,100,029	9.2
		Industrials: 4.3%
361,500	@	Caesarstone Ltd.	10,356,975	1.5
102,500	@	Middleby Corp.	13,203,025	1.9
65,000	@	Trex Co., Inc.	4,186,000	0.6
74,000		Other Securities	2,540,420	0.3
			30,286,420	4.3
		Information Technology: 20.9%
226,500	@	Ansys, Inc.	20,948,985	2.9
300,448	@	Benefitfocus, Inc.	8,923,306	1.3
156,500		Booz Allen Hamilton Holding Corp.	5,644,955	0.8
150,500	@	CoStar Group, Inc.	28,367,745	4.0
347,000	@	Gartner, Inc.	35,071,290	4.9
164,000	@	Guidewire Software, Inc.	8,090,120	1.1
338,000		MAXIMUS, Inc.	18,857,020	2.7
685,000		SS&C Technologies Holdings, Inc.	19,591,000	2.8
24,000		Other Securities	2,677,500	0.4
			148,171,921	20.9
		Real Estate: 8.6%
15,000		Alexander's, Inc.	6,403,050	0.9
82,000		Alexandria Real Estate Equities, Inc.	9,112,660	1.3
115,000		American Assets Trust, Inc.	4,954,200	0.7
474,170		Douglas Emmett, Inc.	17,335,655	2.5
750,000		Gaming and Leisure Properties, Inc.	22,965,000	3.2
			60,770,565	8.6
		Telecommunication Services: 1.2%
921,311	@	Iridium Communications, Inc.	8,844,586	1.2
		Total Common Stock (Cost $321,947,917)	703,402,760	99.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
5,192,517	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $5,192,517)	$5,192,517	0.7
	Total Short-Term Investments (Cost $5,192,517)	5,192,517	0.7
	Total Investments in Securities (Cost $327,140,434)	$708,595,277	99.8
	Assets in Excess of Other Liabilities	1,239,386	0.2
	Net Assets	$709,834,663	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

Cost for federal income tax purposes is $333,136,898.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$390,264,615
Gross Unrealized Depreciation	(14,806,236)
Net Unrealized Appreciation	$375,458,379

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$703,402,760	$—	$—	$703,402,760
Short-Term Investments	5,192,517	—	—	5,192,517
Total Investments, at fair value	$708,595,277	$—	$—	$708,595,277

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 12.5%
79,615		Coach, Inc.	$2,788,117	0.8
128,207		Comcast Corp. - Class A	8,852,694	2.7
104,149		Lowe's Cos, Inc.	7,407,077	2.3
32,055		McDonald's Corp.	3,901,735	1.2
36,915		Walt Disney Co.	3,847,281	1.2
257,790		Other Securities	13,993,623	4.3
			40,790,527	12.5
		Consumer Staples: 9.2%
68,896		Coca-Cola Co.	2,856,428	0.9
84,946		CVS Health Corp.	6,703,089	2.1
118,175		Kroger Co.	4,078,219	1.2
49,043		PepsiCo, Inc.	5,131,369	1.6
98,165		Philip Morris International, Inc.	8,981,116	2.7
27,526		Walgreens Boots Alliance, Inc.	2,278,052	0.7
			30,028,273	9.2
		Energy: 7.3%
44,221		Chevron Corp.	5,204,812	1.6
80,477		ConocoPhillips	4,035,117	1.2
65,795		Exxon Mobil Corp.	5,938,657	1.8
64,110		Noble Energy, Inc.	2,440,026	0.8
39,700		Schlumberger Ltd.	3,332,815	1.0
66,567		Other Securities	2,810,489	0.9
			23,761,916	7.3
		Financials: 17.8%
138,371		Bank of New York Mellon Corp.	6,556,018	2.0
62,142	@	Berkshire Hathaway, Inc. - Class B	10,127,903	3.1
201,236		Citigroup, Inc.	11,959,455	3.7
132,593		JPMorgan Chase & Co.	11,441,450	3.5
196,530		Morgan Stanley	8,303,393	2.6
89,890		Wells Fargo & Co.	4,953,838	1.5
53,234		Other Securities	4,470,120	1.4
			57,812,177	17.8
		Health Care: 14.1%
13,125	@	Allergan plc	2,756,381	0.8
25,035		Anthem, Inc.	3,599,282	1.1
15,790	@	Biogen, Inc.	4,477,728	1.4
31,699		Cardinal Health, Inc.	2,281,377	0.7
32,109	@	Celgene Corp.	3,716,617	1.1
29,953		Cigna Corp.	3,995,431	1.2
55,224		Johnson & Johnson	6,362,357	2.0
32,123		Medtronic PLC	2,288,121	0.7
195,545		Pfizer, Inc.	6,351,302	2.0
Shares			Value	Percentage of Net Assets
32,140		Zimmer Biomet Holdings, Inc.	$3,316,848	1.0
94,096		Other Securities	6,858,405	2.1
			46,003,849	14.1
		Industrials: 9.3%
38,871		FedEx Corp.	7,237,780	2.2
222,315		General Electric Co.	7,025,154	2.2
59,717		Honeywell International, Inc.	6,918,214	2.1
80,505		Nielsen NV	3,377,185	1.0
89,973		Other Securities	5,723,079	1.8
			30,281,412	9.3
		Information Technology: 20.6%
5,323	@	Alphabet, Inc. - Class A	4,218,211	1.3
12,304	@	Alphabet, Inc. - Class C	9,496,473	2.9
112,231		Apple, Inc.	12,998,594	4.0
30,631		Broadcom Ltd.	5,414,642	1.7
37,944	@	Electronic Arts, Inc.	2,988,470	0.9
65,890	@	Facebook, Inc.	7,580,645	2.3
35,000		Fidelity National Information Services, Inc.	2,647,400	0.8
43,321		Mastercard, Inc.	4,472,893	1.4
151,910		Microsoft Corp.	9,439,687	2.9
34,515		Qualcomm, Inc.	2,250,378	0.7
96,000		Other Securities	5,603,075	1.7
			67,110,468	20.6
		Materials: 1.9%
15,893		Sherwin-Williams Co.	4,271,085	1.3
18,055		Other Securities	1,899,566	0.6
			6,170,651	1.9
		Real Estate: 1.4%
42,390		American Tower Corp.	4,479,775	1.4
		Telecommunication Services: 3.5%
62,825		AT&T, Inc.	2,671,947	0.8
165,547		Verizon Communications, Inc.	8,836,899	2.7
			11,508,846	3.5
		Utilities: 1.3%
35,971		Edison International	2,589,552	0.8
17,452		Other Securities	1,719,197	0.5
			4,308,749	1.3
		Total Common Stock (Cost $281,324,211)	322,256,643	98.9

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: — %
	Materials: —%
649,000	Other Securities	$—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $281,324,211)	322,256,643	98.9
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
3,610,640	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $3,610,640)	3,610,640	1.1
	Total Short-Term Investments (Cost $3,610,640)	3,610,640	1.1
	Total Investments in Securities (Cost $284,934,851)	$325,867,283	100.0
	Assets in Excess of Other Liabilities	57,350	0.0
	Net Assets	$325,924,633	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

Cost for federal income tax purposes is $285,909,324.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$43,256,690
Gross Unrealized Depreciation	(3,298,731)
Net Unrealized Appreciation	$39,957,959

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$322,256,643	$—	$—	$322,256,643
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	3,610,640	—	—	3,610,640
Total Investments, at fair value	$325,867,283	$—	$—	$325,867,283

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Consumer Discretionary: 6.9%
25,300		Childrens Place Retail Stores, Inc.	$2,554,035	1.1
79,000		Tower International, Inc.	2,239,650	0.9
436,800		Other Securities	11,687,064	4.9
			16,480,749	6.9
		Consumer Staples: 3.1%
78,000		AdvancePierre Foods Holdings, Inc.	2,322,840	1.0
386,800		Other Securities	4,960,848	2.1
			7,283,688	3.1
		Energy: 6.7%
90,000		Patterson-UTI Energy, Inc.	2,422,800	1.0
545,000		Other Securities	13,463,475	5.7
			15,886,275	6.7
		Financials: 31.8%
105,000		American Equity Investment Life Holding Co.	2,366,700	1.0
58,500		Ameris Bancorp.	2,550,600	1.1
43,843		Amerisafe, Inc.	2,733,611	1.2
37,500		Argo Group International Holdings Ltd.	2,471,250	1.0
47,000		Bank of the Ozarks, Inc.	2,471,730	1.0
85,000	@	BofI Holding, Inc.	2,426,750	1.0
58,000		Community Bank System, Inc.	3,583,820	1.5
80,000	@	Customers Bancorp, Inc.	2,865,600	1.2
57,000		Hancock Holding Co.	2,456,700	1.0
133,000		Hope Bancorp, Inc.	2,911,370	1.2
49,004		Independent Bank Corp.	3,452,332	1.5
52,000		MB Financial, Inc.	2,455,960	1.0
290,000	@	MGIC Investment Corp.	2,955,100	1.2
34,000		Prosperity Bancshares, Inc.	2,440,520	1.0
77,500		Renasant Corp.	3,272,050	1.4
80,000		Sandy Spring Bancorp, Inc.	3,199,200	1.4
149,000		Sterling Bancorp/DE	3,486,600	1.5
33,200		UMB Financial Corp.	2,560,384	1.1
86,500		Union Bankshares Corp.	3,091,510	1.3
58,000	@	Western Alliance Bancorp.	2,825,180	1.2
33,500		Wintrust Financial Corp.	2,431,095	1.0
50,000		WSFS Financial Corp.	2,317,500	1.0
729,000		Other Securities	14,266,240	6.0
			75,591,802	31.8
Shares			Value	Percentage of Net Assets
		Health Care: 4.8%
370,500		Other Securities	$11,497,170	4.8
		Industrials: 14.0%
58,500		ABM Industries, Inc.	2,389,140	1.0
48,500		Barnes Group, Inc.	2,299,870	0.9
22,000		Curtiss-Wright Corp.	2,163,920	0.9
34,500		Deluxe Corp.	2,470,545	1.0
46,500		EMCOR Group, Inc.	3,290,340	1.4
42,500		Granite Construction, Inc.	2,337,500	1.0
67,500	@	Mastec, Inc.	2,581,875	1.1
64,000		Skywest, Inc.	2,332,800	1.0
105,000	@	Swift Transportation Co.	2,557,800	1.1
53,500	@	XPO Logistics, Inc.	2,309,060	1.0
251,771		Other Securities	8,488,421	3.6
			33,221,271	14.0
		Information Technology: 9.9%
45,500	@	Cirrus Logic, Inc.	2,572,570	1.1
80,000	@	II-VI, Inc.	2,372,000	1.0
140,000	@	Kulicke & Soffa Industries, Inc.	2,233,000	1.0
28,500		Science Applications International Corp.	2,416,800	1.0
19,500		SYNNEX Corp.	2,359,890	1.0
646,000		Other Securities	11,492,175	4.8
			23,446,435	9.9
		Materials: 6.8%
220,000	@	AK Steel Holding Corp.	2,246,200	0.9
30,500		Neenah Paper, Inc.	2,598,600	1.1
364,844		Other Securities	11,429,240	4.8
			16,274,040	6.8
		Real Estate: 8.0%
54,000		American Assets Trust, Inc.	2,326,320	1.0
97,000		First Industrial Realty Trust, Inc.	2,720,850	1.1
45,500		Highwoods Properties, Inc.	2,320,955	1.0
19,000		PS Business Parks, Inc.	2,213,880	0.9
369,300		Other Securities	9,540,323	4.0
			19,122,328	8.0
		Utilities: 4.8%
70,000		New Jersey Resources Corp.	2,485,000	1.0
76,000		South Jersey Industries, Inc.	2,560,440	1.1
109,500		Other Securities	6,398,290	2.7
			11,443,730	4.8
		Total Common Stock (Cost $176,324,773)	230,247,488	96.8

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.1%
20,000	iShares Russell 2000 ETF	$2,697,000	1.1
	Total Exchange-Traded Funds (Cost $2,696,400)	2,697,000	1.1
	Total Long-Term Investments (Cost $179,021,173)	232,944,488	97.9
SHORT-TERM INVESTMENTS: 3.9%
	Mutual Funds: 3.9%
9,231,151	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $9,231,151)	9,231,151	3.9
	Total Short-Term Investments (Cost $9,231,151)	9,231,151	3.9
	Total Investments in Securities (Cost $188,252,324)	$242,175,639	101.8
	Liabilities in Excess of Other Assets	(4,180,630)	(1.8)
	Net Assets	$237,995,009	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

Cost for federal income tax purposes is $188,459,681.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$57,119,416
Gross Unrealized Depreciation	(3,403,458)
Net Unrealized Appreciation	$53,715,958

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$230,247,488	$—	$—	$230,247,488
Exchange-Traded Funds	2,697,000	—	—	2,697,000
Short-Term Investments	9,231,151	—	—	9,231,151
Total Investments, at fair value	$242,175,639	$—	$—	$242,175,639

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 10.4%
265,940		Carnival Corp.	$13,844,836	2.6
81,378		Comcast Corp. - Class A	5,619,151	1.1
272,194		General Motors Co.	9,483,239	1.8
76,832		Target Corp.	5,549,575	1.1
205,495		Twenty-First Century Fox, Inc. - Class B	5,599,739	1.1
177,465		Other Securities	13,876,239	2.7
			53,972,779	10.4
		Consumer Staples: 3.0%
74,643		Wal-Mart Stores, Inc.	5,159,324	1.0
205,779		Other Securities	10,680,307	2.0
			15,839,631	3.0
		Energy: 17.2%
255,687		BP PLC ADR	9,557,580	1.8
82,864		Chevron Corp.	9,753,093	1.9
193,657		Devon Energy Corp.	8,844,315	1.7
121,675		Halliburton Co.	6,581,401	1.3
115,402		Hess Corp.	7,188,391	1.4
288,175		Marathon Oil Corp.	4,988,309	1.0
65,044		Occidental Petroleum Corp.	4,633,084	0.9
244,277		QEP Resources, Inc.	4,497,139	0.9
194,580		Royal Dutch Shell PLC - Class A ADR	10,581,260	2.0
405,058		Suncor Energy, Inc.	13,241,346	2.5
1,008,530	@,L	Weatherford International PLC	5,032,565	1.0
138,983		Other Securities	4,429,362	0.8
			89,327,845	17.2
		Financials: 36.2%
65,710		Aflac, Inc.	4,573,416	0.9
116,395		American International Group, Inc.	7,601,758	1.5
100,193		Allstate Corp.	7,426,305	1.4
362,435		Ally Financial, Inc.	6,893,514	1.3
973,247		Bank of America Corp.	21,508,759	4.1
136,997		Bank of New York Mellon Corp.	6,490,918	1.2
505,597		Citigroup, Inc.	30,047,630	5.8
169,970		Citizens Financial Group, Inc.	6,056,031	1.2
365,985		Fifth Third Bancorp	9,870,615	1.9
27,746		Goldman Sachs Group, Inc.	6,643,780	1.3
274,944		JPMorgan Chase & Co.	23,724,918	4.6
190,106		Metlife, Inc.	10,244,812	2.0
245,621		Morgan Stanley	10,377,487	2.0
99,621		PNC Financial Services Group, Inc.	11,651,672	2.2
Shares			Value	Percentage of Net Assets
125,520		State Street Corp.	$9,755,414	1.9
191,952		Wells Fargo & Co.	10,578,475	2.0
166,762		Other Securities	4,649,841	0.9
			188,095,345	36.2
		Health Care: 9.6%
38,721		Anthem, Inc.	5,566,918	1.1
17,167	@	Biogen, Inc.	4,868,218	0.9
123,569		Merck & Co., Inc.	7,274,507	1.4
301,869		Pfizer, Inc.	9,804,705	1.9
183,047		Sanofi ADR	7,402,421	1.4
219,549		Other Securities	15,272,674	2.9
			50,189,443	9.6
		Industrials: 9.2%
106,551		Caterpillar, Inc.	9,881,540	1.9
73,113		Eaton Corp. PLC	4,905,151	0.9
100,878		Emerson Electric Co.	5,623,949	1.1
204,587		General Electric Co.	6,464,949	1.2
173,343		Johnson Controls International plc	7,139,998	1.4
153,008		Textron, Inc.	7,430,068	1.4
207,368		Other Securities	6,609,148	1.3
			48,054,803	9.2
		Information Technology: 9.4%
397,186		Cisco Systems, Inc.	12,002,961	2.3
234,958	@	eBay, Inc.	6,975,903	1.3
170,502		Intel Corp.	6,184,107	1.2
118,005		Microsoft Corp.	7,332,831	1.4
224,692		NetApp, Inc.	7,924,887	1.5
335,019		Other Securities	8,671,767	1.7
			49,092,456	9.4
		Materials: 1.8%
85,591		International Paper Co.	4,541,459	0.9
155,173		Other Securities	4,705,285	0.9
			9,246,744	1.8
		Telecommunication Services: 1.0%
1,776,602		Other Securities(a)	5,281,480	1.0
		Utilities: 0.6%
99,873		Other Securities	3,093,067	0.6
		Total Common Stock (Cost $425,209,667)	512,193,593	98.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc: 1.2%
1,462,984	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,463,064, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,492,244, due 01/25/17-10/20/66)	$1,462,984	0.3
1,462,984	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $1,463,069, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $1,492,244, due 12/01/17-01/01/47)	1,462,984	0.3
1,462,984	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,463,067, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,492,244, due 03/02/17-02/01/49)	1,462,984	0.3
307,916	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $307,933, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $314,074, due 10/31/18-11/30/22)	307,916	0.0
Principal Amount†		Value	Percentage of Net Assets
1,462,984	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,463,064, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,492,244, due 01/15/17-08/20/66)	$1,462,984	0.3
		6,159,852	1.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
7,177,230	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $7,177,230)	$7,177,230	1.4
	Total Short-Term Investments (Cost $13,337,082)	13,337,082	2.6
	Total Investments in Securities (Cost $438,546,749)	$525,530,675	101.0
	Liabilities in Excess of Other Assets	(5,329,598)	(1.0)
	Net Assets	$520,201,077	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

ADR  American Depositary Receipt

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $446,747,864.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$107,445,032
Gross Unrealized Depreciation	(28,662,221)
Net Unrealized Appreciation	$78,782,811

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$53,972,779	$—	$—	$53,972,779
Consumer Staples	15,839,631	—	—	15,839,631
Energy	89,327,845	—	—	89,327,845
Financials	188,095,345	—	—	188,095,345
Health Care	45,846,468	4,342,975	—	50,189,443
Industrials	48,054,803	—	—	48,054,803
Information Technology	49,092,456	—	—	49,092,456
Materials	9,246,744	—	—	9,246,744
Telecommunication Services	3,344,493	1,936,987	—	5,281,480
Utilities	3,093,067	—	—	3,093,067
Total Common Stock	505,913,631	6,279,962	—	512,193,593
Short-Term Investments	7,177,230	6,159,852	—	13,337,082
Total Investments, at fair value	$513,090,861	$12,439,814	$—	$525,530,675
Other Financial Instruments+
Forward Foreign Currency Contracts	—	822,857	—	822,857
Total Assets	$513,090,861	$13,262,671	$—	$526,353,532
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,731)	$—	$(1,731)
Total Liabilities	$—	$(1,731)	$—	$(1,731)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	55,142	Buy	01/20/17	$42,038	$41,079	$(959)
Barclays Bank PLC	Swiss Franc	38,144	Buy	01/20/17	37,784	37,507	(277)
Barclays Bank PLC	British Pound	13,924	Buy	01/20/17	17,663	17,168	(495)
							$(1,731)
Barclays Bank PLC	EU Euro	4,115,723	Sell	01/20/17	4,381,014	4,336,469	44,545
Barclays Bank PLC	Canadian Dollar	5,040,113	Sell	01/20/17	3,843,164	3,754,663	88,501
Barclays Bank PLC	Swiss Franc	901,029	Sell	01/20/17	892,174	885,976	6,198
Barclays Bank PLC	British Pound	1,921,741	Sell	01/20/17	2,436,869	2,369,543	67,326
CIBC World Markets Corp.	Swiss Franc	901,029	Sell	01/20/17	892,143	885,976	6,167
CIBC World Markets Corp.	Canadian Dollar	5,040,116	Sell	01/20/17	3,841,874	3,754,665	87,209
CIBC World Markets Corp.	EU Euro	4,115,723	Sell	01/20/17	4,380,961	4,336,470	44,491
CIBC World Markets Corp.	British Pound	1,914,191	Sell	01/20/17	2,427,319	2,360,234	67,085
Goldman Sachs International	Canadian Dollar	5,040,113	Sell	01/20/17	3,842,883	3,754,664	88,219
Goldman Sachs International	Swiss Franc	901,029	Sell	01/20/17	892,108	885,977	6,131
Goldman Sachs International	EU Euro	4,119,995	Sell	01/20/17	4,385,368	4,340,971	44,397
Goldman Sachs International	British Pound	1,914,191	Sell	01/20/17	2,427,596	2,360,234	67,362
RBC Capital Markets Corp.	British Pound	1,914,191	Sell	01/20/17	2,427,701	2,360,233	67,468
RBC Capital Markets Corp.	Swiss Franc	897,523	Sell	01/20/17	888,592	882,528	6,064
RBC Capital Markets Corp.	EU Euro	4,115,723	Sell	01/20/17	4,380,422	4,336,470	43,952
RBC Capital Markets Corp.	Canadian Dollar	5,040,113	Sell	01/20/17	3,842,405	3,754,663	87,742
							$822,857

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$822,857
Total Asset Derivatives		$822,857
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,731
Total Liability Derivatives		$1,731

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$964,553
Total	$964,553
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$172,351
Total	$172,351

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	Barclays Bank PLC	CIBC World Markets Corp.	Deutsche Bank AG	Goldman Sachs International	RBC Capital Markets Corp.	Totals
Assets:
Forward foreign currency contracts	$206,570	$204,952	$—	$206,109	$205,226	$822,857
Total Assets	$206,570	$204,952	$—	$206,109	$205,226	$822,857

Liabilities:

Forward foreign currency contracts	$1,731	$—	$—	$—	$—	$1,731
Total Liabilities	$1,731	$—	$—	$—	$—	$1,731
Net OTC derivative instruments by counterparty, at fair value	$204,839	$204,952	$—	$206,109	$205,226	$821,126
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$204,839	$204,952	$—	$206,109	$205,226	$821,126

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets
COMMON STOCK: 64.5%
	Consumer Discretionary: 5.2%
390,840	Carnival Corp.	$20,347,131	1.1
245,378	Comcast Corp. - Class A	16,943,351	1.0
396,113	General Motors Co.	13,800,577	0.8
2,424,041	Other Securities	41,667,567	2.3
		92,758,626	5.2
	Consumer Staples: 2.8%
302,614	Mondelez International, Inc.	13,414,879	0.8
130,388	Philip Morris International, Inc.	11,929,198	0.7
283,675	Walgreens Boots Alliance, Inc.	23,476,943	1.3
		48,821,020	2.8
	Energy: 9.3%
498,039	Apache Corp.	31,610,535	1.8
402,869	Baker Hughes, Inc.	26,174,399	1.5
588,345	Canadian Natural Resources Ltd.	18,750,443	1.0
572,346	Devon Energy Corp.	26,139,042	1.5
124,650	Exxon Mobil Corp.	11,250,909	0.6
170,717	Occidental Petroleum Corp.	12,160,172	0.7
929,287	Royal Dutch Shell PLC - Class A	25,651,764	1.4
271,318	Total S.A.	13,916,516	0.8
		165,653,780	9.3
	Financials: 22.5%
129,849	Aon PLC	14,482,059	0.8
2,149,409	Bank of America Corp.	47,501,939	2.7
342,878	Charles Schwab Corp.	13,533,395	0.8
993,614	Citigroup, Inc.	59,050,480	3.3
812,372	Citizens Financial Group, Inc.	28,944,814	1.6
222,373	Comerica, Inc.	15,145,825	0.9
777,070	Fifth Third Bancorp	20,957,578	1.2
557,536	First Horizon National Corp.	11,156,295	0.6
67,012	Goldman Sachs Group, Inc.	16,046,023	0.9
585,964	JPMorgan Chase & Co.	50,562,834	2.8
830,934	Morgan Stanley	35,106,961	2.0
163,864	Northern Trust Corp.	14,592,089	0.8
193,633	PNC Financial Services Group, Inc.	22,647,316	1.3
230,598	State Street Corp.	17,922,077	1.0
421,630	Other Securities	31,541,270	1.8
		399,190,955	22.5
Shares			Value	Percentage of Net Assets
		Health Care: 7.2%
192,483		Medtronic PLC	$13,710,564	0.8
379,322		Merck & Co., Inc.	22,330,686	1.2
177,057		Novartis AG	12,876,205	0.7
653,310		Pfizer, Inc.	21,219,509	1.2
145,564		Sanofi	11,771,099	0.7
598,778		Other Securities	45,901,411	2.6
			127,809,474	7.2
		Industrials: 5.1%
167,149		Caterpillar, Inc.	15,501,398	0.9
408,880		CSX Corp.	14,691,058	0.8
97,522		General Dynamics Corp.	16,838,149	1.0
642,018		General Electric Co.	20,287,769	1.1
161,885		Ingersoll-Rand PLC - Class A	12,147,850	0.7
255,351		Other Securities	10,517,908	0.6
			89,984,132	5.1
		Information Technology: 8.5%
387,442		Applied Materials, Inc.	12,502,753	0.7
622,713		Cisco Systems, Inc.	18,818,387	1.1
105,819	@	Citrix Systems, Inc.	9,450,695	0.5
477,825	@	eBay, Inc.	14,186,624	0.8
377,903		Intel Corp.	13,706,542	0.8
566,703		Juniper Networks, Inc.	16,015,027	0.9
192,589		Microsoft Corp.	11,967,480	0.7
507,135		Oracle Corp.	19,499,341	1.1
281,644		Qualcomm, Inc.	18,363,189	1.0
361,715		Other Securities	16,034,006	0.9
			150,544,044	8.5
		Materials: 1.9%
580,145		Mosaic Co.	17,015,653	0.9
583,918		Other Securities(a)	17,514,714	1.0
			34,530,367	1.9
		Telecommunication Services: 1.2%
183,129		Verizon Communications, Inc.	9,775,426	0.6
511,607		Other Securities	10,827,106	0.6
			20,602,532	1.2
		Utilities: 0.8%
340,256		Other Securities	15,011,602	0.8
		Total Common Stock (Cost $983,221,429)	1,144,906,532	64.5
PREFERRED STOCK: 1.1%
		Energy: 0.4%
140,612		Other Securities	6,925,141	0.4

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Financials: 0.7%
137,999		Other Securities	$12,106,970	0.7
		Total Preferred Stock (Cost $17,144,943)	19,032,111	1.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 17.7%
		Basic Materials: 0.2%
770,000	#	Montell Finance Co. BV, 8.100%, 03/15/27	$1,008,549	0.1
2,315,000		Other Securities	2,442,201	0.1
			3,450,750	0.2
		Communications: 3.3%
1,210,000	#	Cox Communications, Inc., 8.375%, 03/01/39	1,511,111	0.1
2,700,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/40	2,877,633	0.2
435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/40	471,667	0.0
3,989,000	#	Ctrip.com International Ltd., 1.250%, 09/15/22	3,859,358	0.2
4,731,000	#	DISH Network Corp., 3.375%, 08/15/26	5,408,125	0.3
1,319,000	#	Finisar Corp., 0.500%, 12/15/36	1,333,014	0.1
2,954,000	#	Liberty Interactive LLC, 1.750%, 09/30/46	3,190,320	0.2
9,559,000		Liberty Media Corp., 1.375%, 10/15/23	10,311,771	0.6
1,933,000	#	Liberty Media Corp., 2.250%, 09/30/46	2,046,564	0.1
2,941,000		Verizon Communications, Inc., 4.125%-5.150%, 09/15/23-08/21/54	2,960,021	0.2
22,704,000		Other Securities(a)	23,756,820	1.3
			57,726,404	3.3
		Consumer, Cyclical: 1.2%
1,120,333	#	Virgin Australia 2013-1A Trust, 5.000%, 04/23/25	1,172,148	0.1
2,126,000		Walgreens Boots Alliance, Inc., 3.100%-4.500%, 11/18/21-11/18/34	2,148,215	0.1
17,690,278		Other Securities	17,847,034	1.0
			21,167,397	1.2
		Consumer, Non-cyclical: 3.2%
981,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	986,109	0.0
Principal Amount†			Value	Percentage of Net Assets
965,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	$964,328	0.0
1,251,000	#	Medicines Co., 2.750%, 07/15/23	1,209,561	0.1
574,000	#	Mylan NV, 3.150%, 06/15/21	563,400	0.0
785,000	#	Mylan NV, 5.250%, 06/15/46	725,306	0.1
2,762,000	#	NuVasive, Inc., 2.250%, 03/15/21	3,519,824	0.2
1,095,000		Philip Morris International, Inc., 3.600%-4.875%, 11/15/23-11/15/43	1,168,137	0.1
1,309,000	#	Wright Medical Group NV, 2.250%, 11/15/21	1,638,704	0.1
43,442,000		Other Securities	45,590,831	2.6
			56,366,200	3.2
		Energy: 1.5%
1,298,000	#	Chesapeake Energy Corp., 5.500%, 09/15/26	1,411,575	0.1
2,490,000	#	Ensco Jersey Finance Ltd., 3.000%, 01/31/24	2,546,025	0.2
136,000	#	Petroleos Mexicanos, 6.500%, 03/13/27	140,454	0.0
21,136,000		Other Securities	21,749,828	1.2
			25,847,882	1.5
		Financial: 5.1%
440,000	#	Apollo Management Holdings L.P., 4.000%, 05/30/24	436,174	0.0
1,117,000	#	Apollo Management Holdings L.P., 4.400%, 05/27/26	1,111,259	0.1
927,000	#	Athene Global Funding, 2.875%, 10/23/18	926,718	0.1
725,000	#	BBVA Bancomer SA/ Texas, 4.375%, 04/10/24	732,250	0.1
4,217,000	#	Blackhawk Network Holdings, Inc., 1.500%, 01/15/22	4,343,510	0.3
595,000		Citizens Financial Group, Inc., 2.375%, 07/28/21	583,572	0.0
472,000	#	Credit Suisse AG, 6.500%, 08/08/23	503,303	0.0
1,540,000	#	Farmers Exchange Capital III, 5.454%, 10/15/54	1,499,744	0.1
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	5,364,917	0.3
1,175,000		Goldman Sachs Group, Inc., 4.250%-5.250%, 07/27/21-10/21/25	1,222,532	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
465,000	#	HBOS PLC, 6.750%, 05/21/18	$491,388	0.0
670,000	#	Jackson National Life Global Funding, 2.100%, 10/25/21	653,618	0.0
2,850,000		JPMorgan Chase & Co., 3.200%-5.300%, 06/15/26-12/29/49	2,877,600	0.2
443,000	#	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	418,418	0.0
2,335,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,314,924	0.1
1,300,000	#	MassMutual Global Funding II, 2.000%, 04/15/21	1,266,920	0.1
3,250,000	#	MassMutual Global Funding II, 2.100%, 08/02/18	3,278,399	0.2
2,360,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	2,474,264	0.1
4,015,000		Morgan Stanley, 2.375%-4.000%, 07/23/19-07/23/25	4,050,538	0.2
1,515,000	#	Nationwide Financial Services, Inc., 5.300%, 11/18/44	1,580,574	0.1
1,305,000	#	Nordea Bank AB, 2.250%, 05/27/21	1,284,196	0.1
690,000	#	Reliance Standard Life Global Funding II, 3.050%, 01/20/21	695,325	0.0
1,360,000	#	Societe Generale SA, 2.625%, 09/16/20	1,360,387	0.1
805,000	#	Societe Generale SA, 5.000%, 01/17/24	817,757	0.0
660,000	#	Spirit Realty L.P., 4.450%, 09/15/26	622,274	0.0
985,000	#	Standard Chartered PLC, 3.050%, 01/15/21	985,146	0.1
585,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	598,603	0.0
47,012,000		Other Securities	48,549,645	2.7
			91,043,955	5.1
		Industrial: 0.8%
1,105,000	#	Aviation Capital Group Corp., 2.875%, 09/17/18	1,120,193	0.0
1,095,000	#	Aviation Capital Group Corp., 4.875%, 10/01/25	1,162,069	0.1
435,000	#	BAE Systems Holdings, Inc., 2.850%, 12/15/20	435,693	0.0
Principal Amount†			Value	Percentage of Net Assets
410,000	#	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	$394,754	0.0
11,749,000		Other Securities	11,755,757	0.7
			14,868,466	0.8
		Technology: 2.3%
6,052,000		Citrix Systems, Inc., 0.500%, 04/15/19	7,035,450	0.4
910,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	965,569	0.0
35,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 8.350%, 07/15/46	43,163	0.0
29,951,000		Other Securities(a)	33,327,671	1.9
			41,371,853	2.3
		Utilities: 0.1%
150,000	#	Electricite de France SA, 4.600%, 01/27/20	159,113	0.0
620,000	#	Electricite de France SA, 4.875%, 01/22/44	621,456	0.1
350,000	#	Electricite de France SA, 5.625%, 12/29/49	332,938	0.0
605,000		Other Securities	599,382	0.0
			1,712,889	0.1
		Total Corporate Bonds/Notes (Cost $305,758,125)	313,555,796	17.7
MUNICIPAL BONDS: 0.1%
		Georgia: 0.1%
500,000		Other Securities	609,856	0.1
		Total Municipal Bonds (Cost $503,958)	609,856	0.1
U.S. TREASURY OBLIGATIONS: 9.4%
		U.S. Treasury Bonds: 0.7%
14,368,200	L	2.000%-2.250%, due 11/15/26-08/15/46	12,316,811	0.7
		U.S. Treasury Notes: 8.7%
57,470,000	L	1.000%, due 11/30/18	57,280,809	3.2
57,650,000		1.375%, due 12/15/19	57,485,352	3.3
36,360,000	L	1.750%, due 11/30/21	36,057,557	2.0
4,029,000		2.125%-2.625%, due 11/15/20-11/30/23	4,005,209	0.2
			154,828,927	8.7
		Total U.S. Treasury Obligations (Cost $167,422,730)	167,145,738	9.4

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.2%
		Federal Home Loan Mortgage Corporation##: 0.1%
2,400,000		Other Securities	$2,527,848	0.1
		Federal National Mortgage Association##: 0.1%
915,000		Other Securities	1,272,433	0.1
		Total U.S. Government Agency Obligations (Cost $3,478,972)	3,800,281	0.2
		Total Long-Term Investments (Cost $1,477,530,157)	1,649,050,314	93.0
SHORT-TERM INVESTMENTS: 13.8%
		Corporate Bonds/Notes: 3.1%
1,455,000		Actavis Funding SCS, 1.850%, 03/01/17	1,456,470	0.1
400,000		Bank of America Corp., 5.750%, 12/01/17	414,406	0.0
365,000		British Telecommunications PLC, 1.250%, 02/14/17	365,028	0.0
3,000,000		Caterpillar Financial Services Corp., 1.750%, 03/24/17	3,004,980	0.2
775,000		Cintas Corp. No 2, 6.125%, 12/01/17	806,677	0.0
3,260,000		Eaton Corp., 1.500%, 11/02/17	3,263,192	0.2
1,845,000		Ford Motor Credit Co. LLC, 1.724%, 12/06/17	1,843,906	0.1
3,900,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	3,905,869	0.2
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	7,169,983	0.4
3,490,000		Intel Corp., 1.350%, 12/15/17	3,495,507	0.2
285,000		Interpublic Group of Cos., Inc., 2.250%, 11/15/17	286,814	0.0
2,000,000		Kellogg Co., 1.750%, 05/17/17	2,004,828	0.1
1,644,000		Kraft Heinz Foods Co., 1.600%, 06/30/17	1,645,478	0.1
1,040,000		Kraft Heinz Foods Co., 2.250%, 06/05/17	1,043,398	0.1
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	512,562	0.0
3,060,000		MGIC Investment Corp., 5.000%, 05/01/17	3,130,762	0.2
3,250,000		National Rural Utilities Cooperative Finance Corp., 0.950%, 04/24/17	3,247,579	0.2
3,930,000	#	New York Life Global Funding, 1.650%, 05/15/17	3,939,546	0.2
Principal Amount†			Value	Percentage of Net Assets
130,000		Noble Holding International Ltd., 2.500%, 03/15/17	$130,162	0.0
328,000		Philip Morris International, Inc., 1.250%, 08/11/17	328,239	0.0
1,835,000		Philip Morris International, Inc., 1.625%, 03/20/17	1,835,081	0.1
1,995,000		Prudential Financial, Inc., 6.000%, 12/01/17	2,073,036	0.1
1,744,000		Radian Group, Inc., 3.000%, 11/15/17	2,674,860	0.2
3,630,000	#	Roche Holdings, Inc., 1.350%, 09/29/17	3,636,538	0.2
3,245,000		Vodafone Group PLC, 1.625%, 03/20/17	3,245,808	0.2
135,000		Wyndham Worldwide Corp., 2.950%, 03/01/17	135,138	0.0
			55,595,847	3.1
		Securities Lending Collateralcc: 6.7%
28,065,094		Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $28,066,724, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $28,626,396, due 12/01/17-01/01/47)	28,065,094	1.6
5,906,573		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $5,906,897, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $6,024,705, due 10/31/18-11/30/22)	5,906,573	0.3

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc (continued)
28,065,094	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $28,066,632, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $28,626,397, due 01/15/17-08/20/66)	$28,065,094	1.6
28,065,094	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $28,066,693, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $28,626,396, due 02/13/17-01/01/47)	28,065,094	1.6
28,065,094	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $28,067,093, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $28,778,201, due 04/15/18-02/15/46)	28,065,094	1.6
		118,166,949	6.7
	U.S. Treasury Notes: 0.0%
120,000	United States Treasury Note, 0.875%, 04/30/17 (Cost $120,056)	120,143	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.0%
71,747,761	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $71,747,761)	$71,747,761	4.0
	Total Short-Term Investments (Cost $242,031,419)	245,630,700	13.8
	Total Investments in Securities (Cost $1,719,561,576)	$1,894,681,014	106.8
	Liabilities in Excess of Other Assets	(121,134,858)	(6.8)
	Net Assets	$1,773,546,156	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

#  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@  Non-income producing security.

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $1,726,884,535.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$212,681,882
Gross Unrealized Depreciation	(44,885,403)
Net Unrealized Appreciation	$167,796,479

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$84,065,076	$8,693,550	$—	$92,758,626
Consumer Staples	48,821,020	—	—	48,821,020
Energy	126,085,500	39,568,280	—	165,653,780
Financials	399,190,955	—	—	399,190,955
Health Care	103,162,170	24,647,304	—	127,809,474
Industrials	89,984,132	—	—	89,984,132
Information Technology	150,544,044	—	—	150,544,044
Materials	25,598,802	8,931,565	—	34,530,367
Telecommunication Services	17,867,155	2,735,377	—	20,602,532
Utilities	15,011,602	—	—	15,011,602
Total Common Stock	1,060,330,456	84,576,076	—	1,144,906,532
Preferred Stock	100,960	18,931,151	—	19,032,111
Corporate Bonds/Notes	—	313,555,796	—	313,555,796
Municipal Bonds	—	609,856	—	609,856
Short-Term Investments	71,747,761	173,882,939	—	245,630,700
U.S. Treasury Obligations	—	167,145,738	—	167,145,738
U.S. Government Agency Obligations	—	3,800,281	—	3,800,281
Total Investments, at fair value	$1,132,179,177	$762,501,837	$—	$1,894,681,014
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,883,232	—	1,883,232
Total Assets	$1,132,179,177	$764,385,069	$—	$1,896,564,246

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	British Pound	12,423,966	Sell	01/20/17	$15,779,431	$15,318,986	$460,445
The Bank of New York Mellon	EU Euro	10,449,187	Sell	01/20/17	11,142,699	11,009,628	133,071
The Bank of New York Mellon	Canadian Dollar	9,764,121	Sell	01/20/17	7,445,684	7,273,842	171,842
The Bank of New York Mellon	Swiss Franc	4,662,406	Sell	01/20/17	4,623,293	4,584,516	38,777
The Bank of New York Mellon	Australian Dollar	4,923,058	Sell	01/20/17	3,689,782	3,551,078	138,704
State Street Bank and Trust Co.	Australian Dollar	4,918,438	Sell	01/20/17	3,687,303	3,547,745	139,558
State Street Bank and Trust Co.	Canadian Dollar	9,765,993	Sell	01/20/17	7,445,692	7,275,236	170,456
State Street Bank and Trust Co.	EU Euro	10,463,046	Sell	01/20/17	11,158,001	11,024,230	133,771
State Street Bank and Trust Co.	British Pound	12,425,737	Sell	01/20/17	15,780,376	15,321,170	459,206
State Street Bank and Trust Co.	Swiss Franc	4,659,646	Sell	01/20/17	4,619,205	4,581,803	37,402
							$1,883,232

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,883,232
Total Asset Derivatives		$1,883,232

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$6,297,911
Total	$6,297,911
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$913,016
Total	$913,016

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$940,393	$942,839	$1,883,232
Total Assets	$940,393	$942,839	$1,883,232
Net OTC derivative instruments by counterparty, at fair value	$940,393	$942,839	$1,883,232
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$940,393	$942,839	$1,883,232

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Consumer Discretionary: 17.2%
7,580	@	Autozone, Inc.	$5,986,608	1.0
113,630	@	Dish Network Corp. - Class A	6,582,586	1.1
72,040		Expedia, Inc.	8,160,691	1.4
294,690		Hilton Worldwide Holdings, Inc.	8,015,568	1.3
127,050		Kohl's Corp.	6,273,729	1.0
53,040	@	Mohawk Industries, Inc.	10,591,027	1.7
174,376		Newell Brands, Inc.	7,785,888	1.3
78,850	L	Tiffany & Co.	6,105,356	1.0
974,395		Other Securities(a)	45,087,503	7.4
			104,588,956	17.2
		Consumer Staples: 6.4%
80,690		Dr Pepper Snapple Group, Inc.	7,316,162	1.2
235,700		Kroger Co.	8,134,007	1.3
715,166		Other Securities	23,583,286	3.9
			39,033,455	6.4
		Energy: 3.3%
189,890		EQT Corp.	12,418,806	2.0
203,280	L	PBF Energy, Inc.	5,667,446	1.0
177,300		Other Securities	1,918,386	0.3
			20,004,638	3.3
		Financials: 22.6%
215,250		Citizens Financial Group, Inc.	7,669,357	1.3
337,790		Fifth Third Bancorp	9,110,196	1.5
71,090		First Republic Bank	6,550,233	1.1
166,990		Hartford Financial Services Group, Inc.	7,957,073	1.3
197,400		Invesco Ltd.	5,989,116	1.0
253,070		Loews Corp.	11,851,268	1.9
67,973		M&T Bank Corp.	10,633,016	1.7
101,450		Marsh & McLennan Cos., Inc.	6,857,006	1.1
76,530		Northern Trust Corp.	6,814,997	1.1
83,860		Raymond James Financial, Inc.	5,808,982	0.9
160,600		SunTrust Banks, Inc.	8,808,910	1.4
93,710		T. Rowe Price Group, Inc.	7,052,615	1.2
189,110		XL Group Ltd.	7,046,239	1.2
1,107,311		Other Securities	35,675,835	5.9
			137,824,843	22.6
		Health Care: 4.4%
33,960		Humana, Inc.	6,928,859	1.1
179,470		Other Securities	19,842,591	3.3
			26,771,450	4.4
Shares			Value	Percentage of Net Assets
		Industrials: 8.7%
134,810		Ametek, Inc.	$6,551,766	1.1
65,820		Carlisle Cos., Inc.	7,259,288	1.2
55,960		Hubbell, Inc.	6,530,532	1.1
74,390		IDEX Corp.	6,699,564	1.1
67,560		MSC Industrial Direct Co.	6,241,868	1.0
44,401		Snap-On, Inc.	7,604,559	1.2
323,876		Other Securities	11,879,063	2.0
			52,766,640	8.7
		Information Technology: 9.8%
109,120		Amphenol Corp.	7,332,864	1.2
120,210	@	Arrow Electronics, Inc.	8,570,973	1.4
111,730		CDW Corp.	5,820,016	0.9
87,686		Jack Henry & Associates, Inc.	7,784,763	1.3
160,720	@	Keysight Technologies, Inc.	5,877,531	1.0
140,020	@	Synopsys, Inc.	8,241,577	1.3
384,736		Other Securities(a)	16,326,747	2.7
			59,954,471	9.8
		Materials: 4.1%
97,370		Ball Corp.	7,309,566	1.2
167,970		WestRock Co.	8,527,837	1.4
124,315		Other Securities	9,403,930	1.5
			25,241,333	4.1
		Real Estate: 10.2%
34,130		AvalonBay Communities, Inc.	6,046,129	1.0
45,070		Boston Properties, Inc.	5,668,905	0.9
68,276		Vornado Realty Trust	7,125,966	1.2
1,369,132		Other Securities	43,156,347	7.1
			61,997,347	10.2
		Utilities: 11.3%
252,800		Centerpoint Energy, Inc.	6,228,992	1.0
183,480		CMS Energy Corp.	7,636,438	1.3
112,040		Edison International	8,065,760	1.3
240,444	@	Energen Corp.	13,866,405	2.3
109,270		National Fuel Gas Co.	6,189,053	1.0
72,550		Sempra Energy	7,301,432	1.2
127,580		WEC Energy Group, Inc.	7,482,567	1.2
205,330		Xcel Energy, Inc.	8,356,931	1.4
66,420		Other Securities	3,742,767	0.6
			68,870,345	11.3
		Total Common Stock (Cost $460,622,506)	597,053,478	98.0
See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc: 1.9%
2,771,401	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,771,556, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,826,990, due 12/31/17-10/20/46)	$2,771,401	0.5
2,771,401	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,771,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,826,829, due 01/25/17-10/20/66)	2,771,401	0.4
2,771,401	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,771,559, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,826,829, due 03/02/17-02/01/49)	2,771,401	0.4
583,285	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $583,317, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $594,951, due 10/31/18-11/30/22)	583,285	0.1
Principal Amount†		Value	Percentage of Net Assets
2,771,401	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,771,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,826,829, due 01/15/17-08/20/66)	$2,771,401	0.5
		11,668,889	1.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
13,568,320	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $13,568,320)	$13,568,320	2.2
	Total Short-Term Investments (Cost $25,237,209)	25,237,209	4.1
	Total Investments in Securities (Cost $485,859,715)	$622,290,687	102.1
	Liabilities in Excess of Other Assets	(12,861,133)	(2.1)
	Net Assets	$609,429,554	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $487,727,050.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$152,270,460
Gross Unrealized Depreciation	(17,706,823)
Net Unrealized Appreciation	$134,563,637

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$597,053,478	$—	$—	$597,053,478
Short-Term Investments	13,568,320	11,668,889	—	25,237,209
Total Investments, at fair value	$610,621,798	$11,668,889	$—	$622,290,687

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		China: 1.3%
674,995	@,L	JD.com, Inc. ADR	$17,171,873	1.3
		Denmark: 0.4%
123,320		Other Securities(a)	5,113,398	0.4
		France: 6.5%
176,998		LVMH Moet Hennessy Louis Vuitton SE	33,748,611	2.5
103,880		Kering	23,300,744	1.7
366,460		Societe Generale	18,025,061	1.3
189,437		Technip S.A.	13,493,979	1.0
			88,568,395	6.5
		Germany: 7.2%
146,838		Allianz SE	24,233,914	1.7
180,764		Bayer AG	18,832,683	1.4
81,976		Linde AG	13,447,198	1.0
374,830		SAP SE	32,424,793	2.4
77,987		Other Securities	9,548,757	0.7
			98,487,345	7.2
		India: 3.4%
11,081,846		DLF Ltd.	18,136,563	1.4
2,374,040		ICICI Bank Ltd. ADR	17,781,560	1.3
1,494,555		Other Securities	9,948,123	0.7
			45,866,246	3.4
		Italy: 1.2%
566,046		Other Securities(a)	16,155,679	1.2
		Japan: 14.2%
1,213,400		Dai-ichi Life Holdings, Inc.	20,174,574	1.5
807,100		KDDI Corp.	20,381,679	1.5
39,751		Keyence Corp.	27,199,605	2.0
359,200		Kyocera Corp.	17,809,328	1.3
268,700		Murata Manufacturing Co., Ltd.	35,881,315	2.6
321,700		Nidec Corp.	27,695,371	2.0
301,600		Sumitomo Mitsui Financial Group, Inc.	11,485,825	0.8
305,400		Suzuki Motor Corp.	10,722,251	0.8
173,100		Other Securities	22,445,719	1.7
			193,795,667	14.2
		Netherlands: 2.7%
553,853		Airbus Group SE	36,581,394	2.7
		Spain: 2.7%
847,575		Industria de Diseno Textil SA	28,873,561	2.1
Shares			Value	Percentage of Net Assets
1,168,262		Other Securities	$7,872,858	0.6
			36,746,419	2.7
		Sweden: 1.4%
1,037,339		Assa Abloy AB	19,194,539	1.4
		Switzerland: 4.3%
166,236		Nestle S.A.	11,908,746	0.9
52,719		Roche Holding AG	12,017,431	0.9
1,851,086		UBS Group AG	28,942,583	2.1
380,537		Other Securities	5,438,267	0.4
			58,307,027	4.3
		United Kingdom: 5.9%
444,927		International Game Technology PLC	11,354,537	0.8
1,265,166		Prudential PLC	25,249,674	1.9
575,775		Unilever PLC	23,284,402	1.7
11,653,666		Other Securities(a)	20,325,562	1.5
			80,214,175	5.9
		United States: 45.5%
128,360		3M Co.	22,921,245	1.7
225,053	@	Adobe Systems, Inc.	23,169,206	1.7
321,710		Aetna, Inc.	39,895,257	2.9
44,940	@	Alphabet, Inc. - Class A	35,612,703	2.6
46,607	@	Alphabet, Inc. - Class C	35,972,215	2.6
167,240		Anthem, Inc.	24,044,095	1.8
54,130	@	Biogen, Inc.	15,350,185	1.1
688,420		Citigroup, Inc.	40,912,801	3.0
502,140		Colgate-Palmolive Co.	32,860,042	2.4
244,740	@	Facebook, Inc.	28,157,337	2.1
341,370		FNF Group	11,592,925	0.9
196,530		Gilead Sciences, Inc.	14,073,513	1.0
110,630		Goldman Sachs Group, Inc.	26,490,354	2.0
274,980		Intuit, Inc.	31,515,458	2.3
219,560	@,L	Ionis Pharmaceuticals, Inc.	10,501,555	0.8
704,620		Maxim Integrated Products	27,177,193	2.0
317,290	@	PayPal Holdings, Inc.	12,523,436	0.9
390,540		S&P Global, Inc.	41,998,672	3.1
234,000	L	Tiffany & Co.	18,118,620	1.3
154,700		United Parcel Service, Inc. - Class B	17,734,808	1.3
275,380		Walt Disney Co.	28,700,104	2.1
168,310		Zimmer Biomet Holdings, Inc.	17,369,592	1.3
1,869,860		Other Securities(a)	62,091,924	4.6
			618,783,240	45.5
		Total Common Stock (Cost $794,926,725)	1,314,985,397	96.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 1.9%
	Germany: 1.9%
334,794	Bayerische Motoren Werke AG	$25,568,342	1.9
	India: 0.0%
5,080,989	Other Securities	732,914	0.0
	Total Preferred Stock (Cost $12,716,306)	26,301,256	1.9
	Total Long-Term Investments (Cost $807,643,031)	1,341,286,653	98.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.8%
	Securities Lending Collateralcc: 4.5%
3,087,985	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,088,158, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,149,924, due 12/31/17-10/20/46)	$3,087,985	0.2
14,671,056	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $14,671,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $14,964,477, due 01/25/17-10/20/66)	14,671,056	1.0
Principal Amount†		Value	Percentage of Net Assets
14,671,056	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $14,671,892, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $14,964,477, due 03/02/17-02/01/49)	$14,671,056	1.1
14,671,056	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $14,671,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $14,964,478, due 01/15/17-08/20/66)	14,671,056	1.1
14,671,056	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $14,672,101, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,043,833, due 04/15/18-02/15/46)	14,671,056	1.1
		61,772,209	4.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
17,378,495	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $17,378,495)	$17,378,495	1.3
	Total Short-Term Investments (Cost $79,150,704)	79,150,704	5.8
	Total Investments in Securities (Cost $886,793,735)	$1,420,437,357	104.4
	Liabilities in Excess of Other Assets	(60,467,594)	(4.4)
	Net Assets	$1,359,969,763	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

ADR  American Depositary Receipt

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $894,308,904.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$565,017,363
Gross Unrealized Depreciation	(38,888,910)
Net Unrealized Appreciation	$526,128,453
Sector Diversification	Percentage of Net Assets
Information Technology	24.3%
Financials	20.6
Consumer Discretionary	15.9
Health Care	14.7
Industrials	12.4
Consumer Staples	5.4
Telecommunication Services	1.5
Materials	1.4
Real Estate	1.4
Energy	1.0
Short-Term Investments	5.8
Liabilities in Excess of Other Assets	(4.4)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
China	$17,171,873	$—	$—	$17,171,873
Denmark	—	5,113,398	—	5,113,398
France	—	88,568,395	—	88,568,395
Germany	—	98,487,345	—	98,487,345
India	17,781,560	28,084,686	—	45,866,246
Italy	9,850,878	6,304,801	—	16,155,679
Japan	—	193,795,667	—	193,795,667
Netherlands	—	36,581,394	—	36,581,394
Spain	—	36,746,419	—	36,746,419
Sweden	—	19,194,539	—	19,194,539
Switzerland	—	58,307,027	—	58,307,027
United Kingdom	16,509,121	63,705,054	—	80,214,175
United States	618,783,240	—	—	618,783,240
Total Common Stock	680,096,672	634,888,725	—	1,314,985,397
Preferred Stock	732,914	25,568,342	—	26,301,256
Short-Term Investments	17,378,495	61,772,209	—	79,150,704
Total Investments, at fair value	$698,208,081	$722,229,276	$—	$1,420,437,357

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 85.4%
		Basic Materials: 2.3%
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	$300,000	0.3
100,000	#	CVR Partners L.P. / CVR Nitrogen Finance Corp., 9.250%, 06/15/23	103,375	0.1
530,000		Freeport-McMoRan, Inc., 3.550%, 03/01/22	495,550	0.5
75,000	#	HudBay Minerals, Inc., 7.250%, 01/15/23	77,813	0.1
100,000	#	HudBay Minerals, Inc., 7.625%, 01/15/25	104,188	0.1
200,000	#	INEOS Group Holdings SA, 5.875%, 02/15/19	204,600	0.2
35,000	#	Teck Resources Ltd., 8.000%, 06/01/21	38,588	0.0
35,000	#	Teck Resources Ltd., 8.500%, 06/01/24	40,425	0.1
145,000	#	Tronox Finance LLC, 7.500%, 03/15/22	135,937	0.1
80,000	#	United States Steel Corp., 8.375%, 07/01/21	88,642	0.1
810,000		Other Securities	756,800	0.7
			2,345,918	2.3
		Communications: 14.4%
200,000	#	Altice Financing SA, 6.625%, 02/15/23	206,000	0.2
200,000	#	Altice US Finance I Corp., 5.375%, 07/15/23	208,250	0.2
200,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	204,500	0.2
310,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	321,625	0.3
580,000		CenturyLink, Inc., 6.450%, 06/15/21	613,350	0.6
120,000	#	CommScope, Inc., 5.000%, 06/15/21	124,050	0.1
200,000	#	CSC Holdings LLC, 5.500%, 04/15/27	203,000	0.2
125,000	#	Ctrip.com International Ltd., 1.250%, 09/15/22	120,937	0.1
260,000	#	DISH Network Corp., 3.375%, 08/15/26	297,212	0.3
555,000		Frontier Communications Corp., 8.750%, 04/15/22	552,225	0.6
Principal Amount†			Value	Percentage of Net Assets
613,000		Frontier Communications Corp., 8.500%-10.500%, 04/15/20-09/15/22	$647,353	0.6
250,000	#	Gray Television, Inc., 5.125%, 10/15/24	242,500	0.2
280,000	#	Gray Television, Inc., 5.875%, 07/15/26	278,600	0.3
415,000	#	Hughes Satellite Systems Corp., 5.250%, 08/01/26	407,737	0.4
690,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	684,825	0.7
447,750		McGraw-Hill Global Education Holdings, LLC, 5.000%, 05/04/22	448,701	0.4
195,000	#	MDC Partners, Inc., 6.500%, 05/01/24	176,475	0.2
550,000	#	Netflix, Inc., 4.375%, 11/15/26	534,188	0.5
245,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	243,775	0.2
200,000	#	SFR Group SA, 6.000%, 05/15/22	206,000	0.2
480,000		Shutterfly, Inc., 0.250%, 05/15/18	488,100	0.5
425,000	#	Sinclair Television Group, Inc., 5.125%, 02/15/27	405,875	0.4
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	168,938	0.2
1,760,000		Sprint Corp., 7.250%, 09/15/21	1,874,400	1.8
425,000		TEGNA, Inc., 6.375%, 10/15/23	451,307	0.4
450,000		T-Mobile USA, Inc., 6.500%, 01/15/26	487,688	0.5
550,000		T-Mobile USA, Inc., 6.000%-6.633%, 04/28/21-04/15/24	581,575	0.5
160,000	#	Univision Communications, Inc., 5.125%, 02/15/25	153,600	0.1
440,000	#	Videotron Ltd., 5.375%, 06/15/24	453,200	0.4
105,000	#	WebMD Health Corp., 2.625%, 06/15/23	98,963	0.1
935,000		Windstream Services LLC, 6.375%-7.750%, 10/15/20-08/01/23	897,763	0.9
150,000	#	Zillow Group, Inc., 2.000%, 12/01/21	154,781	0.2
1,933,349		Other Securities	2,018,241	1.9
			14,955,734	14.4

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Cyclical: 12.0%
130,000	#	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24	$131,544	0.1
190,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	194,750	0.2
70,000	#	Beazer Homes USA, Inc., 8.750%, 03/15/22	75,775	0.1
230,000	#	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	227,987	0.2
610,000		Global Partners L.P. / GLP Finance Corp., 6.250%-7.000%, 07/15/22-06/15/23	589,326	0.6
165,000	#	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24	172,219	0.2
205,000	#,&	IHO Verwaltungs GmbH, 4.125%, 09/15/21	207,563	0.2
185,000	#	International Automotive Components Group SA, 9.125%, 06/01/18	179,450	0.2
175,000	#	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	157,500	0.1
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	327,050	0.3
400,000		KB Home, 7.000%, 12/15/21	424,000	0.4
655,000		KB Home, 1.375%-7.500%, 02/01/19-09/15/22	660,731	0.6
205,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	209,869	0.2
205,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	208,587	0.2
250,000	#	Landry's, Inc., 6.750%, 10/15/24	254,375	0.2
250,000		Lennar Corp., 4.500%, 06/15/19	259,375	0.2
465,000		Lennar Corp., 4.750%, 11/15/22	478,950	0.5
200,000	#	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	208,500	0.2
230,000	#	PetSmart, Inc., 7.125%, 03/15/23	235,175	0.2
264,000	#	Rexel SA, 5.250%, 06/15/20	272,085	0.3
Principal Amount†			Value	Percentage of Net Assets
150,000		Scientific Games International, Inc., 6.250%, 09/01/20	$128,250	0.1
990,000		Scientific Games International, Inc., 10.000%, 12/01/22	990,000	1.0
365,000	#	Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 03/01/24	370,475	0.4
360,000	#	TI Group Automotive Systems LLC, 8.750%, 07/15/23	378,000	0.4
350,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	364,438	0.3
160,000	#	ZF North America Capital, Inc., 4.750%, 04/29/25	163,400	0.2
4,562,075		Other Securities	4,615,167	4.4
			12,484,541	12.0
		Consumer, Non-cyclical: 16.1%
545,000		Alliance One International, Inc., 9.875%, 07/15/21	469,381	0.4
80,000	#	Alliance One International, Inc., 8.500%, 04/15/21	81,400	0.1
215,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	208,550	0.2
225,000	#	Cenveo Corp., 6.000%, 08/01/19	201,937	0.2
145,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	101,500	0.1
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	726,450	0.7
375,000	#	Cimpress NV, 7.000%, 04/01/22	384,375	0.4
500,000		Constellation Brands, Inc., 3.750%-4.250%, 05/01/21-05/01/23	519,390	0.5
305,000	#	Constellis Holdings LLC / Constellis Finance Corp., 9.750%, 05/15/20	314,150	0.3
310,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	316,975	0.3
406,000	#	DPx Holdings BV, 7.500%, 02/01/22	429,853	0.4
315,000	#	Endo Finance Co., 5.750%, 01/15/22	281,925	0.3
140,000	#	Endo Finance LLC & Endo Finco, Inc., 5.375%, 01/15/23	119,700	0.1

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical (continued)
200,000	#	Endo Finance LLC / Endo Ltd. / Endo Finco, Inc., 6.000%, 07/15/23	$176,500	0.2
200,000	#	Endo Ltd / Endo Finance LLC / Endo Finco, Inc., 6.500%, 02/01/25	167,500	0.1
200,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	201,000	0.2
600,000		HCA, Inc., 5.250%, 06/15/26	621,750	0.6
35,000	#	Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.750%, 11/01/24	35,613	0.0
295,000	#	Insulet Corp., 1.250%, 09/15/21	274,719	0.3
495,000		Kindred Healthcare, Inc., 6.375%-8.000%, 01/15/20-04/15/22	468,544	0.4
80,000	#	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	80,400	0.1
80,000	#	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	79,350	0.0
90,000	#	Medicines Co., 2.750%, 07/15/23	87,019	0.1
345,000	#	NuVasive, Inc., 2.250%, 03/15/21	439,659	0.4
325,000	#	Post Holdings, Inc., 5.000%, 08/15/26	312,000	0.3
260,000	#	Post Holdings, Inc., 6.000%, 12/15/22	272,675	0.3
100,000	#	Post Holdings, Inc., 6.750%, 12/01/21	107,000	0.1
100,000	#	Post Holdings, Inc., 7.750%, 03/15/24	111,500	0.1
510,000	#	RegionalCare Hospital Partners Holdings, Inc., 8.250%, 05/01/23	511,275	0.5
500,000	#	Sothebys, 5.250%, 10/01/22	493,750	0.5
85,000	#	Tenet Healthcare Corp., 7.500%, 01/01/22	88,825	0.1
525,000		United Rentals North America, Inc., 5.750%, 11/15/24	553,875	0.5
1,225,000	#	VRX Escrow Corp., 5.875%, 05/15/23	931,000	0.9
470,000		Wright Medical Group, Inc., 2.000%, 02/15/20	492,031	0.5
6,252,564		Other Securities	6,113,703	5.9
			16,775,274	16.1
Principal Amount†			Value	Percentage of Net Assets
		Energy: 15.2%
150,000	#	Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	$156,000	0.2
135,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	138,037	0.1
175,000		Antero Resources Corp., 6.000%, 12/01/20	180,259	0.2
355,000	#	Antero Resources Corp., 5.000%, 03/01/25	348,968	0.3
275,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	276,375	0.3
310,000	#	California Resources Corp., 8.000%, 12/15/22	277,450	0.3
125,000	#	Chesapeake Energy Corp., 5.500%, 09/15/26	135,938	0.1
173,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	187,575	0.2
137,000	#	Cobalt International Energy, Inc., 7.750%, 12/01/23	76,720	0.1
318,000	#	Cobalt International Energy, Inc., 10.750%, 12/01/21	308,301	0.3
510,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 04/01/21	497,250	0.5
50,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 10/01/22	48,750	0.0
205,000	#	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	220,375	0.2
210,000	#	Great Western Petroleum LLC / Great Western Finance, Inc., 9.000%, 09/30/21	219,450	0.2
110,000		Gulfport Energy Corp., 6.625%, 05/01/23	115,500	0.1
300,000	#	Gulfport Energy Corp., 6.000%, 10/15/24	306,750	0.3
200,000	#	Gulfport Energy Corp., 6.375%, 05/15/25	203,040	0.2
131,000	#	Halcon Resources Corp., 12.000%, 02/15/22	143,445	0.1

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Energy (continued)
90,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 5.500%, 05/15/22	$94,021	0.1
255,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/25	259,462	0.3
140,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	146,650	0.1
490,000		Oasis Petroleum, Inc., 6.875%, 03/15/22	504,700	0.5
425,000		ONEOK, Inc., 7.500%, 09/01/23	489,812	0.5
230,000	#	Parsley Energy LLC / Parsley Finance Corp., 5.375%, 01/15/25	231,932	0.2
210,000	#	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	222,033	0.2
275,000	#	Range Resources Corp., 5.000%, 03/15/23	272,938	0.3
535,000		Rice Energy, Inc., 6.250%-7.250%, 05/01/22-05/01/23	556,450	0.5
125,000	#	Sabine Pass Liquefaction LLC, 5.000%, 03/15/27	126,563	0.1
245,000	#	Sabine Pass Liquefaction LLC, 5.875%, 06/30/26	264,906	0.3
580,000		Sabine Pass Liquefaction LLC, 5.625%-5.750%, 02/01/21-05/15/24	624,137	0.6
535,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%-6.375%, 08/01/22-11/15/23	540,788	0.5
135,000	#	TerraForm Power Operating LLC, 6.375%, 02/01/23	137,363	0.1
585,000		Williams Cos, Inc., 4.550%-5.750%, 06/24/24-06/24/44	574,425	0.6
7,406,606		Other Securities	6,892,735	6.6
			15,779,098	15.2
		Financial: 9.1%
232,413	#,&	AAF Holdings LLC/AAF Finance Co., 12.000%, 07/01/19	241,128	0.2
Principal Amount†			Value	Percentage of Net Assets
275,000	#	Alliance Data Systems Corp., 5.875%, 11/01/21	$279,812	0.3
508,000		Ally Financial, Inc., 5.750%, 11/20/25	508,635	0.5
500,000		Ally Financial, Inc., 4.625%, 05/19/22-03/30/25	499,375	0.5
225,000		Citigroup, Inc., 5.900%, 12/29/49	228,094	0.2
550,000		Citigroup, Inc., 6.250%, 12/29/49	566,637	0.6
335,000	#	Communications Sales & Leasing, Inc. / CSL Capital LLC, 6.000%, 04/15/23	346,725	0.3
475,000	#	Credit Agricole SA, 8.125%, 12/29/49	501,709	0.5
600,000		Fly Leasing Ltd, 6.375%, 10/15/21	627,000	0.6
250,000	#	Galileo Re Ltd. (Cat Bond), 7.918%, 01/09/19	250,887	0.2
260,000	#	Iron Mountain US Holdings, Inc., 5.375%, 06/01/26	252,850	0.2
300,000		Iron Mountain, Inc., 5.750%, 08/15/24	309,750	0.3
250,000	#	Kilimanjaro Re Ltd. (Cat Bond), 5.003%, 04/30/18	255,462	0.2
250,000	#	Kilimanjaro Re Ltd., 9.753%, 12/06/19	261,088	0.3
575,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	585,063	0.6
225,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18-06/01/22	226,750	0.2
125,000	#	Ocwen Loan Servicing LLC, 8.375%, 11/15/22	127,563	0.1
435,000	#	Provident Funding Associates L.P. / PFG Finance Corp., 6.750%, 06/15/21	439,350	0.4
120,000	#	Quicken Loans, Inc., 5.750%, 05/01/25	117,300	0.1
225,000	#	Rialto Holdings LLC / Rialto Corp., 7.000%, 12/01/18	228,938	0.2
210,000	#	TMX Finance LLC / TitleMax Finance Corp., 8.500%, 09/15/18	184,275	0.2
2,410,555		Other Securities	2,438,262	2.4
			9,476,653	9.1

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Industrial: 7.9%
	135,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	$134,662	0.1
	250,000	#	Amsted Industries, Inc., 5.000%, 03/15/22	251,250	0.2
EUR	100,000	#,&	ARD Finance SA, 6.625%, 09/15/23	105,668	0.1
	100,000	#,&	ARD Finance SA, 7.125%, 09/15/23	99,125	0.1
	70,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.156%, 05/15/21	72,187	0.0
	80,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	79,300	0.1
	90,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	95,175	0.1
	325,000		Ball Corp., 4.000%, 11/15/23	319,719	0.3
	575,000		Ball Corp., 5.250%, 07/01/25	603,031	0.6
	350,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	315,000	0.3
	85,000	#	Belden, Inc., 5.250%, 07/15/24	85,850	0.1
	140,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	141,225	0.1
	305,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	319,106	0.3
	205,000	#	Coveris Holdings SA, 7.875%, 11/01/19	204,488	0.2
	640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	720,000	0.7
	425,000		Dycom Industries, Inc., 0.750%, 09/15/21	465,906	0.5
	150,000	#	Engility Corp., 8.875%, 09/01/24	157,688	0.2
	270,000	#	Florida East Coast Holdings Corp., 6.750%, 05/01/19	280,125	0.3
	644,000		General Cable Corp., 4.500%, 11/15/29	505,943	0.5
	575,000	#	NANA Development Corp., 9.500%, 03/15/19	526,125	0.5
	200,000	#	syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/21	147,000	0.1
Principal Amount†			Value	Percentage of Net Assets
75,000	#	Tutor Perini Corp., 2.875%, 06/15/21	$85,828	0.1
2,655,883		Other Securities	2,474,177	2.4
			8,188,578	7.9
		Insurance: 0.1%
71,581		Other Securities	71,954	0.1
		Technology: 5.8%
145,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	154,277	0.2
375,000	#	Entegris, Inc., 6.000%, 04/01/22	391,406	0.4
420,000	#	First Data Corp., 5.750%, 01/15/24	434,965	0.4
155,000	#	First Data Corp., 7.000%, 12/01/23	165,462	0.2
300,000	#	Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24	318,285	0.3
510,000		j2 Global, Inc., 8.000%, 08/01/20	530,719	0.5
465,000	#	Micron Technology, Inc., 5.250%, 08/01/23	469,069	0.5
110,000	#	Micron Technology, Inc., 5.625%, 01/15/26	109,587	0.1
160,000	#	MSCI, Inc., 4.750%, 08/01/26	159,000	0.1
250,000	#	MSCI, Inc., 5.250%, 11/15/24	263,125	0.3
440,000		ON Semiconductor Corp., 1.000%, 12/01/20	452,925	0.4
200,000	#	Open Text Corp., 5.875%, 06/01/26	211,500	0.2
200,000	#	Quintiles IMS, Inc., 5.000%, 10/15/26	201,000	0.2
46,000	#	Teradyne, Inc., 1.250%, 12/15/23	48,818	0.0
2,224,250		Other Securities(a)	2,071,860	2.0
			5,981,998	5.8
		Utilities: 2.5%
505,000		AES Corp., 4.875%, 05/15/23	501,313	0.5
100,000		AES Corp., 5.500%, 03/15/24	102,250	0.1
200,000	#	Calpine Corp., 5.250%, 06/01/26	198,000	0.2
245,000		NRG Energy, Inc., 6.250%, 05/01/24	239,487	0.2
515,000	#	NRG Energy, Inc., 6.625%, 01/15/27	489,250	0.5

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Utilities (continued)
170,000	#	NRG Energy, Inc., 7.250%, 05/15/26	$170,000	0.2
107,296	#	NSG Holdings, LLC, 7.750%, 12/15/25	116,282	0.1
755,000		Talen Energy Supply LLC, 6.500%, 06/01/25	587,013	0.5
210,261		Other Securities	208,337	0.2
			2,611,932	2.5
		Total Corporate Bonds/Notes (Cost $87,316,206)	88,671,680	85.4
MUNICIPAL BONDS: 0.6%
		: 0.6%
745,000		Other Securities	650,759	0.6
		Total Municipal Bonds (Cost $634,642)	650,759	0.6
FOREIGN GOVERNMENT BONDS: —%
14,440		Other Securities	—	—
		Total Foreign Government Bonds (Cost $1,223)	—	—
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Notes: 3.4%
3,500,000		0.705%, due 07/31/18	3,503,889	3.4
		Total U.S. Treasury Obligations (Cost $3,500,614)	3,503,889	3.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: 4.6%
		Consumer Discretionary: 0.9%
50,408		Ford Motor Co.	$611,449	0.6
1,476	#,@	Perseus Holding Corp.	—	—
8,679		Other Securities	336,952	0.3
			948,401	0.9
		Energy: 0.2%
428,295		Other Securities	195,441	0.2
		Financials: 0.4%
4,651		Other Securities	403,314	0.4
		Health Care: 1.0%
28,200		Other Securities	1,064,262	1.0
Shares			Value	Percentage of Net Assets
		Industrials: 0.5%
28,534		Other Securities	$452,986	0.5
		Information Technology: 0.5%
10,537	@	NCR Corp.	427,381	0.4
1,750		Other Securities	121,240	0.1
			548,621	0.5
		Materials: 0.3%
3,564		Other Securities	305,720	0.3
		Real Estate: 0.8%
32,109		Forest City Realty Trust, Inc.	669,151	0.7
5,760		Other Securities	146,362	0.1
			815,513	0.8
		Telecommunication Services: 0.0%
1,994		Other Securities	14,616	0.0
		Total Common Stock (Cost $3,787,530)	4,748,874	4.6
PREFERRED STOCK: 1.4%
		Consumer Discretionary: —%
775	#,@	Perseus Holding Corp.	—	—
		Financials: 0.9%
470	@	Bank of America Corp.	548,396	0.5
3,774		Other Securities	366,047	0.4
			914,443	0.9
		Health Care: 0.5%
150	@	Kindred Healthcare, Inc.	70,762	0.1
1,080		Other Securities	442,514	0.4
			513,276	0.5
		Industrials: 0.0%
267		Other Securities	60,082	0.0
		Total Preferred Stock (Cost $1,850,002)	1,487,801	1.4
WARRANTS: —%
		Energy: —%
644		Other Securities	—	—
		Health Care: —%
252		Other Securities	—	—
		Total Warrants (Cost $—)	—	—
		Total Long-Term Investments (Cost $97,090,217)	99,063,003	95.4

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
		Corporate Bonds/Notes: 0.5%
300,000		Golar LNG Ltd., 3.750%, 03/07/17	$299,625	0.3
250,000	#	Sanders Re Ltd. (Cat Bond), 4.503%, 05/05/17	250,862	0.2
			550,487	0.5
		U.S. Treasury Bills: 1.9%
700,000	Z	United States Treasury Bill, 0.350%, 01/19/17	699,874	0.7
1,250,000	Z	United States Treasury Bill, 0.390%, 02/02/17	1,249,566	1.2
			1,949,440	1.9
		Certificates of Deposit: 0.2%
260,000		Sumitomo, 1.260%, 04/03/17 (Cost $260,000)	260,199	0.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.5%
	489,318	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $489,318)	$489,318	0.5
		Total Short-Term Investments (Cost $3,252,170)	3,249,444	3.1
		Total Investments in Securities (Cost $100,342,387)	$102,312,447	98.5
		Assets in Excess of Other Liabilities	1,523,269	1.5
		Net Assets	$103,835,716	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

#  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security.

&  Payment-in-kind

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)  The grouping contains securities in default.

EUR  EU Euro

Cost for federal income tax purposes is $100,876,856.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,903,725
Gross Unrealized Depreciation	(3,468,134)
Net Unrealized Appreciation	$1,435,591

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$891,436	$56,965	$—	$948,401
Energy	190,348	—	5,093	195,441
Financials	403,314	—	—	403,314
Health Care	1,064,262	—	—	1,064,262
Industrials	440,651	—	12,335	452,986
Information Technology	548,621	—	—	548,621
Materials	305,720	—	—	305,720
Real Estate	815,513	—	—	815,513
Telecommunication Services	14,616	—	—	14,616
Total Common Stock	4,674,481	56,965	17,428	4,748,874
Preferred Stock	715,859	709,125	62,817	1,487,801
Warrants	—	—	—	—
Corporate Bonds/Notes	—	88,671,680	—	88,671,680
Municipal Bonds	—	650,759	—	650,759
Short-Term Investments	489,318	2,760,126	—	3,249,444
U.S. Treasury Obligations	—	3,503,889	—	3,503,889
Foreign Government Bonds	—	—	—	—
Total Investments, at fair value	$5,879,658	$96,352,544	$80,245	$102,312,447
Other Financial Instruments+
Centrally Cleared Swaps	—	102,133	—	102,133
Futures	30,262	—	—	30,262
Total Assets	$5,909,920	$96,454,677	$80,245	$102,444,842

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2016, the following futures contracts were outstanding for VY® Pioneer High Yield Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
S&P 500 E-Mini	(19)	03/17/17	$(2,124,390)	$30,262
			$(2,124,390)	$30,262

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for VY® Pioneer High Yield Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 23, Version 1	Sell	5.000	Chicago Mercantile Exchange	12/20/19	USD	1,101,678	$86,829	$16,321
CDX North American High Yield Index Series 25, Version 1	Sell	5.000	Chicago Mercantile Exchange	12/20/20	USD	2,044,350	141,066	85,812
							$227,895	$102,133

(1)  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Net Assets — Unrealized appreciation*	$102,133
Equity contracts	Net Assets — Unrealized appreciation**	30,262
Total Asset Derivatives		$132,395

*  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contract	$—	$141,185	$141,185
Equity contracts	(122,214)	—	(122,214)
Total	$(122,214)	$141,185	$18,971
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$146,722	$146,722
Equity contracts	52,947	—	52,947
Total	$52,947	$146,722	$199,669

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 21.3%
9,800	@	Autozone, Inc.	$7,739,942	0.9
62,200	@	Burlington Stores, Inc.	5,271,450	0.6
84,300	@	Carmax, Inc.	5,428,077	0.6
102,900		Dollar General Corp.	7,621,803	0.9
60,900	@	Dollar Tree, Inc.	4,700,262	0.6
320,900		Hanesbrands, Inc.	6,921,813	0.8
71,500		L Brands, Inc.	4,707,560	0.6
27,700	@	O'Reilly Automotive, Inc.	7,711,957	0.9
125,000		Ross Stores, Inc.	8,200,000	1.0
151,000		Service Corp. International	4,288,400	0.5
67,100		Tractor Supply Co.	5,086,851	0.6
18,100	@	Ulta Salon Cosmetics & Fragrance, Inc.	4,614,414	0.5
2,419,832		Other Securities(a)	108,272,084	12.8
			180,564,613	21.3
		Consumer Staples: 5.6%
46,400		Hershey Co.	4,799,152	0.6
45,000		McCormick & Co., Inc.	4,199,850	0.5
59,800		Mead Johnson Nutrition Co.	4,231,448	0.5
765,300		Other Securities(a)	34,233,737	4.0
			47,464,187	5.6
		Energy: 1.8%
281,437		Other Securities	14,982,455	1.8
		Financials: 7.8%
86,833		CBOE Holdings, Inc.	6,416,090	0.7
129,100		FNF Group	4,384,236	0.5
1,008,030		Other Securities(a)	55,684,310	6.6
			66,484,636	7.8
		Health Care: 15.2%
54,500		AmerisourceBergen Corp.	4,261,355	0.5
28,600		Cooper Cos., Inc.	5,002,998	0.6
77,650		Dentsply Sirona, Inc.	4,482,734	0.5
140,800	@	Hologic, Inc.	5,648,896	0.7
41,100	@	Idexx Laboratories, Inc.	4,819,797	0.6
45,900	@	Incyte Corp., Ltd.	4,602,393	0.5
11,400	@	Intuitive Surgical, Inc.	7,229,538	0.9
10,100	@	Mettler Toledo International, Inc.	4,227,456	0.5
32,470	@,L	Tesaro, Inc.	4,366,566	0.5
132,850		Zoetis, Inc.	7,111,461	0.8
1,327,629		Other Securities(a)	76,947,595	9.1
			128,700,789	15.2
Shares			Value	Percentage of Net Assets
		Industrials: 17.0%
45,787		Equifax, Inc.	$5,413,397	0.6
54,100		Rockwell Collins, Inc.	5,018,316	0.6
77,500	@	Verisk Analytics, Inc.	6,290,675	0.8
2,093,866		Other Securities(a)	127,472,656	15.0
			144,195,044	17.0
		Information Technology: 19.6%
104,700		Amphenol Corp.	7,035,840	0.8
182,479	@	Atlassian Corp. PLC	4,394,094	0.5
76,700	@	Electronic Arts, Inc.	6,040,892	0.7
67,500		Fidelity National Information Services, Inc.	5,105,700	0.6
82,100	@	Fiserv, Inc.	8,725,588	1.0
41,700	@	Gartner, Inc.	4,214,619	0.5
53,400		Harris Corp.	5,471,898	0.7
45,400		Intuit, Inc.	5,203,294	0.6
73,800	@	Red Hat, Inc.	5,143,860	0.6
180,700		Sabre Corp.	4,508,465	0.5
69,700	@	ServiceNow, Inc.	5,181,498	0.6
99,600	@	Vantiv, Inc.	5,938,152	0.7
60,100	@,L	VeriSign, Inc.	4,571,807	0.6
1,791,865		Other Securities(a)	95,172,388	11.2
			166,708,095	19.6
		Materials: 5.5%
82,100		Ball Corp.	6,163,247	0.7
87,100		RPM International, Inc.	4,688,593	0.6
18,600		Sherwin-Williams Co.	4,998,564	0.6
55,900		Vulcan Materials Co.	6,995,885	0.8
463,000		Other Securities(a)	23,719,026	2.8
			46,565,315	5.5
		Real Estate: 3.6%
60,400		Crown Castle International Corp.	5,240,908	0.6
16,615		Equinix, Inc.	5,938,367	0.7
591,314		Other Securities	19,303,883	2.3
			30,483,158	3.6
		Telecommunication Services: 0.9%
70,850	@	SBA Communications Corp.	7,315,971	0.9
		Utilities: 0.5%
117,000		Other Securities	4,535,554	0.5
		Total Common Stock (Cost $644,301,403)	837,999,817	98.8

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 1.3%
	Consumer Discretionary: 0.1%
8,859	Other Securities	$825,216	0.1
	Information Technology: 0.8%
533,210	Other Securities	6,850,495	0.8
	Real Estate: 0.4%
103,987	Other Securities	3,369,179	0.4
	Total Preferred Stock (Cost $7,911,058)	11,044,890	1.3
	Total Long-Term Investments (Cost $652,212,461)	849,044,707	100.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc: 5.3%
2,256,421	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,256,547, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,301,680, due 12/31/17-10/20/46)	$2,256,421	0.3
10,721,519	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $10,722,106, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $10,935,949, due 01/25/17-10/20/66)	10,721,519	1.3
Principal Amount†		Value	Percentage of Net Assets
10,721,519	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $10,722,130, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $10,935,949, due 03/02/17-02/01/49)	$10,721,519	1.2
10,721,519	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $10,722,106, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $10,935,950, due 01/15/17-08/20/66)	10,721,519	1.2
10,721,519	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $10,722,283, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $10,993,942, due 04/15/18-02/15/46)	10,721,519	1.3
		45,142,497	5.3

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
1,064,917	T. Rowe Price Reserve Investment Fund, 0.453%†† (Cost $1,064,917)	$1,064,917	0.1
	Total Short-Term Investments (Cost $46,207,414)	46,207,414	5.4
	Total Investments in Securities (Cost $698,419,875)	$895,252,121	105.5
	Liabilities in Excess of Other Assets	(46,666,642)	(5.5)
	Net Assets	$848,585,479	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $702,861,643.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$225,333,782
Gross Unrealized Depreciation	(32,943,304)
Net Unrealized Appreciation	$192,390,478

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$180,564,613	$—	$—	$180,564,613
Consumer Staples	47,464,187	—	—	47,464,187
Energy	14,216,446	766,009	—	14,982,455
Financials	66,484,636	—	—	66,484,636
Health Care	128,700,789	—	—	128,700,789
Industrials	144,195,044	—	—	144,195,044
Information Technology	166,096,095	—	612,000	166,708,095
Materials	46,565,315	—	—	46,565,315
Real Estate	29,618,111	—	865,047	30,483,158
Telecommunication Services	7,315,971	—	—	7,315,971
Utilities	4,535,554	—	—	4,535,554
Total Common Stock	835,756,761	766,009	1,477,047	837,999,817
Preferred Stock	—	—	11,044,890	11,044,890
Short-Term Investments	1,064,917	45,142,497	—	46,207,414
Total Investments, at fair value	$836,821,678	$45,908,506	$12,521,937	$895,252,121

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2016.

Investments, at fair value	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input
Common Stock
Dropbox, Inc. - Series A	$424,848	Market Comparable	Enterprise Value to Sales Multiple	5.2x-9.1x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	40%	Increase
			Premium for Strategic Acquisition	28%	Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input
Dropbox, Inc.	$187,152	Market Comparable	Enterprise Value to Sales Multiple	5.2x-9.1x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	40%	Increase
			Premium for Strategic Acquisition	28%	Increase
WeWork Companies, Inc., - Class A	865,047	Recent Comparable Transaction Price/ Market Comparable	Discount for non- controlling interest	15%	Decrease
			Enterprise Value to Sales Multiple	14.7x	Increase
			Enterprise Value to EBITDA	7.4x-19.1x	Increase
			Discount rate for the Time Value of Money	17%-24%	Decrease
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	122%	Increase
Total Common Stock	$1,477,047
Preferred Stock
AirBNB, Inc. - Series D	$3,401,055	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
AirBNB, Inc. - Series E	390,495	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
Dropbox, Inc. - Series A	232,406	Market Comparable	Enterprise Value to Sales Multiple	5.2x-9.1x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	40%	Increase
			Premium for Strategic Acquisition	28%	Increase
Dropbox, Inc. - Series A-1	1,141,642	Market Comparable	Enterprise Value to Sales Multiple	5.2x-9.1x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	40%	Increase
			Premium for Strategic Acquisition	28%	Increase
Flipkart Online Services - Pvt. Ltd., - Series G	825,216	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	3.1x-4.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	28%	Increase
Tanium, Inc.- Series G	1,684,897	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	8.3x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	99%	Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2016 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input
WeWork Companies, Inc. - Series D-1	$1,438,430	Recent Comparable Transaction Price/ Market Comparable	Discount for non- controlling interest	15%	Decrease
			Enterprise Value to Sales Multiple	14.7x	Increase
			Enterprise Value to EBITDA	7.4x-19.1x	Increase
			Discount rate for the Time Value of Money	17%-24%	Decrease
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	122%	Increase
WeWork Companies, Inc. - Series D-2	1,130,177	Recent Comparable Transaction Price/ Market Comparable	Discount for non- controlling interest	15%	Decrease
			Enterprise Value to Sales Multiple	14.7x	Increase
			Enterprise Value to EBITDA	7.4x-19.1x	Increase
			Discount rate for the Time Value of Money	17%-24%	Decrease
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	122%	Increase
WeWork Companies, Inc. - Series E	800,572	Recent Comparable Transaction Price/ Market Comparable	Discount for non- controlling interest	15%	Decrease
			Enterprise Value to Sales Multiple	14.7x	Increase
			Enterprise Value to EBITDA	7.4x-19.1x	Increase
			Discount rate for the Time Value of Money	17%-24%	Decrease
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	122%	Increase
Total Preferred Stock	$11,044,890

*  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2016:

	Beginning Balance 12/31/15	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)*	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/16
Asset Table
Investments, at fair value Common Stock	$1,477,438	$—	$—	$—	$—	$(391)	$—	$—	$1,477,047
Preferred Stock	11,144,623	—	—	—	—	(99,733)	—	—	11,044,890
Total Investments, at value	$12,622,061	$—	$—	$—	$—	$(100,124)	$—	$—	$12,521,937

*  As of December 31, 2016 total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(100,124).

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 25.7%
153,900	@	Amazon.com, Inc.	$115,404,993	7.6
22,851	@	Autozone, Inc.	18,047,491	1.2
171,700		Delphi Automotive PLC	11,563,995	0.8
208,920	L	Ferrari NV	12,146,609	0.8
193,100		Lowe's Cos, Inc.	13,733,272	0.9
165,100		Marriott International, Inc.	13,650,468	0.9
504,260	@	MGM Resorts International	14,537,816	1.0
44,859	@	Priceline.com, Inc.	65,765,985	4.3
172,400		Ross Stores, Inc.	11,309,440	0.7
230,500		Starbucks Corp.	12,797,360	0.8
98,875	@,L	Tesla Motors, Inc.	21,128,599	1.4
162,102		Tractor Supply Co.	12,288,952	0.8
1,025,480		Other Securities	69,377,669	4.5
			391,752,649	25.7
		Consumer Staples: 3.6%
295,500		Mondelez International, Inc.	13,099,515	0.9
242,700		Philip Morris International, Inc.	22,204,623	1.5
212,187		Walgreens Boots Alliance, Inc.	17,560,596	1.1
12,400		Other Securities	1,985,364	0.1
			54,850,098	3.6
		Financials: 6.1%
283,500		Charles Schwab Corp.	11,189,745	0.7
306,600		Intercontinental Exchange, Inc.	17,298,372	1.1
130,600		JPMorgan Chase & Co.	11,269,474	0.8
606,600		Morgan Stanley	25,628,850	1.7
162,900		State Street Corp.	12,660,588	0.8
283,431		TD Ameritrade Holding Corp.	12,357,592	0.8
34,000		Other Securities	3,132,760	0.2
			93,537,381	6.1
		Health Care: 15.4%
124,069		Aetna, Inc.	15,385,797	1.0
174,819	@	Alexion Pharmaceuticals, Inc.	21,389,105	1.4
69,048	@	Biogen, Inc.	19,580,632	1.3
195,200		Bristol-Myers Squibb Co.	11,407,488	0.7
271,500		Danaher Corp.	21,133,560	1.4
71,815		Humana, Inc.	14,652,414	1.0
37,500	@	Intuitive Surgical, Inc.	23,781,375	1.5
151,300		Stryker Corp.	18,127,253	1.2
150,000		UnitedHealth Group, Inc.	24,006,000	1.6
Shares			Value	Percentage of Net Assets
222,600		Zoetis, Inc.	$11,915,778	0.8
497,024		Other Securities	54,278,789	3.5
			235,658,191	15.4
		Industrials: 6.5%
466,130		American Airlines Group, Inc.	21,763,609	1.4
137,600		Boeing Co.	21,421,568	1.4
64,000		Roper Technologies, Inc.	11,717,120	0.8
590,416		Other Securities(a)	44,902,845	2.9
			99,805,142	6.5
		Information Technology: 35.6%
202,900	@	Alibaba Group Holding Ltd. ADR	17,816,649	1.2
70,150	@	Alphabet, Inc. - Class A	55,590,368	3.6
61,071	@	Alphabet, Inc. - Class C	47,135,819	3.1
382,800		Apple, Inc.	44,335,896	2.9
117,200	L	ASML Holding NV-NY REG	13,149,840	0.9
545,469	@	Facebook, Inc.	62,756,209	4.1
115,028	@	Fiserv, Inc.	12,225,176	0.8
328,900		Mastercard, Inc.	33,958,925	2.2
986,600		Microsoft Corp.	61,307,324	4.0
207,007	@	NXP Semiconductor NV - NXPI - US	20,288,756	1.3
758,500	@	PayPal Holdings, Inc.	29,937,995	2.0
364,264	@	Salesforce.com, Inc.	24,937,513	1.6
186,460	@	ServiceNow, Inc.	13,861,436	0.9
792,200		Tencent Holdings Ltd.	19,208,564	1.3
589,900		Visa, Inc. - Class A	46,023,998	3.0
590,721		Other Securities(a)	41,576,418	2.7
			544,110,886	35.6
		Materials: 0.7%
64,805		Other Securities	10,079,908	0.7
		Real Estate: 2.9%
219,900		American Tower Corp.	23,239,032	1.5
129,912		Crown Castle International Corp.	11,272,464	0.7
32,362		Other Securities	9,921,302	0.7
			44,432,798	2.9
		Telecommunication Services: 0.4%
113,700		Other Securities	6,538,887	0.4
		Utilities: 0.7%
90,500		Other Securities	10,811,130	0.7
		Total Common Stock (Cost $1,173,420,773)	1,491,577,070	97.6

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 1.5%
	Consumer Discretionary: 0.2%
36,963	Other Securities	$3,443,103	0.2
	Information Technology: 1.2%
389,009	Other Securities	18,660,586	1.2
	Real Estate: 0.1%
45,554	Other Securities	1,475,950	0.1
	Total Preferred Stock (Cost $20,129,811)	23,579,639	1.5
	Total Long-Term Investments (Cost $1,193,550,584)	1,515,156,709	99.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 3.2%
2,429,810	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,429,946, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,478,547, due 12/31/17-10/20/46)	$2,429,810	0.2
11,544,871	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,545,504, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $11,775,768, due 01/25/17-10/20/66)	11,544,871	0.8
Principal Amount†		Value	Percentage of Net Assets
11,544,871	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $11,545,529, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,775,769, due 03/02/17-02/01/49)	$11,544,871	0.8
11,544,871	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,545,504, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $11,775,769, due 01/15/17-08/20/66)	11,544,871	0.7
11,544,871	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $11,545,693, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $11,838,215, due 04/15/18-02/15/46)	11,544,871	0.7
		48,609,294	3.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
10,570,215	T. Rowe Price Reserve Investment Fund, 0.453%†† (Cost $10,570,215)	$10,570,215	0.7
	Total Short-Term Investments (Cost $59,179,509)	59,179,509	3.9
	Total Investments in Securities (Cost $1,252,730,093)	$1,574,336,218	103.0
	Liabilities in Excess of Other Assets	(46,557,135)	(3.0)
	Net Assets	$1,527,779,083	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

@  Non-income producing security.

ADR  American Depositary Receipt

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $1,256,763,447.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$344,622,148
Gross Unrealized Depreciation	(27,049,377)
Net Unrealized Appreciation	$317,572,771

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$391,465,002	$—	$287,647	$391,752,649
Consumer Staples	54,850,098	—	—	54,850,098
Financials	93,537,381	—	—	93,537,381
Health Care	235,658,191	—	—	235,658,191
Industrials	99,805,142	—	—	99,805,142
Information Technology	523,526,229	19,208,564	1,376,093	544,110,886
Materials	10,079,908	—	—	10,079,908
Real Estate	44,268,789	—	164,009	44,432,798
Telecommunication Services	6,538,887	—	—	6,538,887
Utilities	10,811,130	—	—	10,811,130
Total Common Stock	1,470,540,757	19,208,564	1,827,749	1,491,577,070
Preferred Stock	—	—	23,579,639	23,579,639
Short-Term Investments	10,570,215	48,609,294	—	59,179,509
Total Investments, at fair value	$1,481,110,972	$67,817,858	$25,407,388	$1,574,336,218

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2016.

Investments, at fair value	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input
Common Stock
Dropbox, Inc. - Series A	$1,376,093	Market Comparable	Enterprise Value to Sales Multiple	5.2x-9.1x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	40%	Increase
			Premium for Strategic Acquisition	28%	Increase
Flipkart Online Services Pvt. Ltd.	287,647	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	3.1x-4.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	28%	Increase
WeWork Companies, Inc., - Class A	164,009	Recent Comparable Transaction Price/ Market Comparable	Discount for non- controlling interest	15%	Decrease
			Enterprise Value to Sales Multiple	14.7x	Increase
			Enterprise Value to EBITDA	7.4x-19.1x	Increase
			Discount rate for the Time Value of Money	17%-24%	Decrease
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	122%	Increase
Total Common Stock	$1,827,749
Preferred Stock
AirBNB, Inc. - Series D	6,220,305	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
AirBNB, Inc. - Series E	1,686,090	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
Flipkart Online Services Pvt. Ltd., - Series A	98,180	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	3.1x-4.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	28%	Increase
Flipkart Online Services Pvt. Ltd., - Series C	173,445	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	3.1x-4.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	28%	Increase
Flipkart Online Services Pvt. Ltd., - Series E	322,485	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	3.1x-4.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	28%	Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input
Flipkart Online Services Pvt. Ltd., - Series G $1,542,192	Recent Comparable	Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	3.1x-4.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	28%	Increase
Flipkart Online Services Pvt. Ltd., - Series H	1,306,801	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	0.00%	n/a
			Enterprise Value to Sales Multiple	3.1x-4.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	28%	Increase
Magic Leap, Inc., - Series C	2,152,641	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
Snapchat, Inc. - Series F	2,421,965	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
Uber Technologies, Inc. - Series G	3,579,148	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
WeWork Companies, Inc. - Series E	1,475,950	Recent Comparable Transaction Price/ Market Comparable	Discount for non- controlling interest	15%	Decrease
			Enterprise Value to Sales Multiple	14.7x	Increase
			Enterprise Value to EBITDA	7.4x-19.1x	Increase
			Discount rate for the Time Value of Money	17%-24%	Decrease
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	122%	Increase
Xiaoju Kuaizhi, Inc., Series A-17	2,600,437	Recent Comparable Transaction Price	Discount Factor*	0.00%	n/a
Total Preferred Stock	$23,579,639

*  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2016:

	Beginning Balance 12/31/15	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)*	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/16
Asset Table
Investments, at fair value Common Stock	$1,953,306	$—	$—	$—	$—	$(125,557)	$—	$—	$1,827,749
Preferred Stock	19,424,931	4,574,606	—	—	—	(419,898)	—	—	23,579,639
Total Investments, at value	$21,378,237	$4,574,606	$—	$—	$—	$(545,455)	$—	$—	$25,407,388

*  As of December 31, 2016, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(545,455).

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Canada: 0.5%
167,100		Other Securities	$3,228,372	0.5
		China: 6.8%
36,110	@	Baidu, Inc. ADR	5,936,845	0.9
2,585,000		China Life Insurance Co., Ltd.	6,682,093	1.1
670,500		China Mobile Ltd.	7,069,199	1.1
21,246,000		China Telecom Corp., Ltd.	9,745,734	1.6
10,446,300		Other Securities	13,462,799	2.1
			42,896,670	6.8
		France: 10.3%
306,996		AXA S.A.	7,739,027	1.2
195,968		BNP Paribas	12,471,035	2.0
191,520		Cie de Saint-Gobain	8,909,040	1.4
57,514		Cie Generale des Etablissements Michelin	6,393,210	1.0
499,790		Credit Agricole SA	6,186,762	1.0
135,141		Sanofi	10,928,238	1.8
171,714		Total S.A.	8,807,601	1.4
141,860		Other Securities	3,253,002	0.5
			64,687,915	10.3
		Germany: 12.3%
100,971		Bayer AG	10,519,544	1.7
87,505		HeidelbergCement AG	8,144,994	1.3
521,675		Infineon Technologies AG	9,023,693	1.4
157,650	#,@	Innogy SE	5,478,038	0.9
143,370		Lanxess	9,388,364	1.5
103,258		Merck KGaA	10,751,354	1.7
65,920		Siemens AG	8,071,269	1.3
273,394		Other Securities(a)	16,042,278	2.5
			77,419,534	12.3
		Hong Kong: 2.6%
228,400		CK Hutchison Holdings Ltd. ADR	2,592,340	0.4
485,640		CK Hutchison Holdings Ltd.	5,482,127	0.9
1,459,540		Other Securities	8,421,434	1.3
			16,495,901	2.6
		India: 1.5%
496,486		Housing Development Finance Corp.	9,207,786	1.5
		Israel: 1.8%
301,899		Teva Pharmaceutical Industries Ltd. ADR	10,943,839	1.8
Shares			Value	Percentage of Net Assets
		Italy: 2.0%
680,187		ENI S.p.A.	$11,026,598	1.7
575,172		Other Securities(a)	1,651,745	0.3
			12,678,343	2.0
		Japan: 11.9%
851,600		Konica Minolta, Inc.	8,439,953	1.3
988,300		Nissan Motor Co., Ltd.	9,913,779	1.6
190,100		Omron Corp.	7,264,665	1.2
171,300		SoftBank Group Corp.	11,335,616	1.8
240,400		Suntory Beverage & Food Ltd.	9,957,757	1.6
4,116,400		Other Securities	27,741,496	4.4
			74,653,266	11.9
		Netherlands: 5.6%
127,558		Akzo Nobel NV	7,970,720	1.3
588,596		Royal Dutch Shell PLC - Class B	16,911,586	2.7
374,301	L	SBM Offshore NV	5,860,200	0.9
150,904		Other Securities	4,228,850	0.7
			34,971,356	5.6
		Norway: 2.5%
573,623		Telenor ASA	8,562,308	1.4
381,610		Other Securities	6,902,823	1.1
			15,465,131	2.5
		Portugal: 1.1%
474,200		Galp Energia SGPS SA	7,069,510	1.1
		Singapore: 3.5%
701,482		DBS Group Holdings Ltd.	8,369,270	1.3
3,420,600		Singapore Telecommunications Ltd.	8,580,360	1.4
362,500		Other Securities	5,092,726	0.8
			22,042,356	3.5
		South Korea: 6.3%
35,481		Hyundai Mobis Co. Ltd.	7,746,325	1.2
247,680	@	KB Financial Group, Inc. ADR	8,740,627	1.4
24,941		Samsung Electronics Co., Ltd. GDR	18,543,852	3.0
171,216		Other Securities	4,419,096	0.7
			39,449,900	6.3
		Spain: 0.9%
634,810		Telefonica S.A.	5,860,814	0.9
		Sweden: 0.7%
282,620		Other Securities(a)	4,528,418	0.7
See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Switzerland: 6.3%
82,527		Novartis AG	$6,001,652	1.0
53,696		Roche Holding AG	12,240,141	1.9
492,410		UBS Group AG	7,699,058	1.2
1,508,905		Other Securities	13,614,667	2.2
			39,555,518	6.3
		Taiwan: 1.0%
1,099,251		Taiwan Semiconductor Manufacturing Co., Ltd.	6,157,186	1.0
		Thailand: 0.9%
1,298,000		Other Securities	5,834,659	0.9
		United Kingdom: 19.2%
1,136,625		Aviva PLC	6,770,496	1.1
1,403,493		BAE Systems PLC	10,208,435	1.6
2,978,460		Barclays PLC	8,173,979	1.3
2,776,524		BP PLC	17,390,665	2.8
609,930		Sky PLC	7,435,661	1.2
283,504		CRH PLC - London	9,831,753	1.6
406,976		GlaxoSmithKline PLC	7,817,448	1.2
1,537,600		HSBC Holdings PLC	12,295,031	2.0
989,391	@	Standard Chartered PLC	8,068,453	1.3
3,336,261		Vodafone Group PLC	8,210,186	1.3
3,917,174		Other Securities	24,143,723	3.8
			120,345,830	19.2
		Total Common Stock (Cost $545,350,230)	613,492,304	97.7
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
		U.S. Government Agency Obligations: 2.1%
8,700,000	Z	Federal Farm Credit Notes, 0.233%, 01/03/17	$8,700,000	1.4
4,300,000	Z	Federal Home Loan Mortgage Corp., 0.300%, 01/03/17	4,300,000	0.7
			13,000,000	2.1
Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc: 2.2%
3,251,866	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $3,252,055, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $3,316,904, due 12/01/17-01/01/47)	$3,251,866	0.5
3,251,866	HSBC Securities USA, Repurchase Agreement dated 12/30/16, 0.46%, due 01/03/17 (Repurchase Amount $3,252,030, collateralized by various U.S. Government Securities, 1.375%-3.750%, Market Value plus accrued interest $3,316,921, due 11/30/18-11/15/43)	3,251,866	0.5
684,381	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $684,419, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $698,069, due 1 0/31/18-11/30/22)	684,381	0.1
3,251,866	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,252,044, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,316,903, due 01/15/17-08/20/66)	3,251,866	0.6

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc (continued)
3,251,866	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,252,051, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $3,316,903, due 02/13/17-01/01/47)	$3,251,866	0.5
		13,691,845	2.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
285,341	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $285,341)	$285,341	0.0
	Total Short-Term Investments (Cost $26,976,909)	26,977,186	4.3
	Total Investments in Securities (Cost $572,327,139)	$640,469,490	102.0
	Liabilities in Excess of Other Assets	(12,590,952)	(2.0)
	Net Assets	$627,878,538	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2016.

#  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Represents securities purchased with cash collateral received for securities on loan.

L  Loaned security, a portion or all of the security is on loan at December 31, 2016.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $574,921,879.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$123,642,969
Gross Unrealized Depreciation	(58,095,358)
Net Unrealized Appreciation	$65,547,611
Sector Diversification	Percentage of Net Assets
Financials	21.5%
Health Care	14.4
Energy	13.1
Information Technology	9.6
Telecommunication Services	9.5
Materials	9.0
Industrials	9.0
Consumer Discretionary	7.8
Consumer Staples	2.4
Utilities	0.9
Real Estate	0.5
U.S. Government Agency Obligations	2.1
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Canada	$3,228,372	$—	$—	$3,228,372
China	5,936,845	36,959,825	—	42,896,670
France	—	64,687,915	—	64,687,915
Germany	5,478,038	71,941,496	—	77,419,534
Hong Kong	2,592,340	13,903,561	—	16,495,901
India	—	9,207,786	—	9,207,786
Israel	10,943,839	—	—	10,943,839
Italy	—	12,678,343	—	12,678,343
Japan	—	74,653,266	—	74,653,266
Netherlands	—	34,971,356	—	34,971,356
Norway	—	15,465,131	—	15,465,131
Portugal	—	7,069,510	—	7,069,510
Singapore	—	22,042,356	—	22,042,356
South Korea	8,740,627	30,709,273	—	39,449,900
Spain	—	5,860,814	—	5,860,814
Sweden	—	4,528,418	—	4,528,418
Switzerland	—	39,555,518	—	39,555,518
Taiwan	—	6,157,186	—	6,157,186
Thailand	—	5,834,659	—	5,834,659
United Kingdom	4,371,983	115,973,847	—	120,345,830
Total Common Stock	41,292,044	572,200,260	—	613,492,304
Short-Term Investments	285,341	26,691,845	—	26,977,186
Total Investments, at fair value	$41,577,385	$598,892,105	$—	$640,469,490

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Bond Portfolio
Class ADV	NII	$0.0622
Class I	NII	$0.1008
Class S	NII	$0.0826
All Classes	ROC	$0.0817
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1381
Class I	NII	$0.1967
Class S	NII	$0.1640
Class S2	NII	$0.1551
All Classes	STCG	$0.2945
All Classes	LTCG	$0.7580
VY® Baron Growth Portfolio
All Classes	LTCG	$3.1511
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.7448
Class I	NII	$0.8360
Class S	NII	$0.7741
All Classes	STCG	$0.0248
All Classes	LTCG	$2.0011
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0091
Class I	NII	$0.0942
Class R6	NII	$0.0943
Class S	NII	$0.0454
Class S2	NII	$0.0288
All Classes	LTCG	$0.7179
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.3728
Class I	NII	$0.4553
Class S	NII	$0.4125
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.6799
Class I	NII	$0.8875
Class S	NII	$0.7756
Class S2	NII	$0.7191
All Classes	LTCG	$1.8669
Portfolio Name	Type	Per Share Amount
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0835
Class I	NII	$0.1752
Class S	NII	$0.1265
Class S2	NII	$0.0997
All Classes	STCG	$0.0321
All Classes	LTCG	$1.8149
VY® Oppenheimer Global Portfolio
Class ADV	NII	$0.1192
Class I	NII	$0.2133
Class S	NII	$0.1597
Class S2	NII	$0.1236
All Classes	STCG	$0.0381
All Classes	LTCG	$1.1572
VY® Pioneer High Yield Portfolio
Class I	NII	$0.5799
Class S	NII	$0.5513
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0028
Class I	NII	$0.0338
Class R6	NII	$0.0338
Class S	NII	$0.0092
All Classes	STCG	$0.0717
All Classes	LTCG	$1.2342
VY® T. Rowe Price Growth Equity Portfolio
All Classes	LTCG	$9.8410
VY® Templeton Foreign Equity Portfolio
Class ADV	NII	$0.3143
Class I	NII	$0.3801
Class S	NII	$0.3455
Class S2	NII	$0.3392

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® American Century Small-Mid Cap Value Portfolio	41.91%
VY® Columbia Contrarian Core Portfolio	44.38%
VY® Columbia Small Cap Value II Portfolio	100.00%
VY® Invesco Comstock Portfolio	85.84%
VY® Invesco Equity and Income Portfolio	64.02%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® Oppenheimer Global Portfolio	41.99%
VY® Pioneer High Yield Portfolio	4.20%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	86.06%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® American Century Small-Mid Cap Value Portfolio	$18,783,541
VY® Baron Growth Portfolio	$84,297,100
VY® Columbia Contrarian Core Portfolio	$28,863,136
VY® Columbia Small Cap Value II Portfolio	$8,733,630
VY® Invesco Equity and Income Portfolio	$74,541,031
VY® JPMorgan Mid Cap Value Portfolio	$54,525,340
VY® Oppenheimer Global Portfolio	$95,053,417
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$94,064,466
VY® T. Rowe Price Growth Equity Portfolio	$184,243,879

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Oppenheimer Global Portfolio	$1,235,365	$0.0149	64.59%
VY® Templeton Foreign Equity Portfolio	$1,036,478	$0.0181	99.23%

*None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	151	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director	January 2014 - Present November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	151	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (23 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	November 2007 - Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	March 2002 - Present	Retired.	151	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2006 - Present	Consultant (May 2001 - Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2005 - Present	Retired.	151	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an "interested person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	151

Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an "interested person" as defined in the 1940 Act, of each Portfolio ("Independent Director") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)  Mr. Mathews is deemed to be an "interested person" of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.'s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	January 2005 - Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 - Present

Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 - Present

Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	January 2005 - Present

Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 - Present

Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 - Present

Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 - Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 - June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 - March 2014); Assistant Vice President, Senior Project Manager (May 2008 - May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 - Present

Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 - Present

Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010- Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010-Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that, after an initial period, the Board of Directors (the "Board") of Voya Partners, Inc. (the "Company"), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not "interested persons" of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio (collectively, the "Portfolios"), as such term is defined under the 1940 Act (the "Independent Directors"), must annually review and approve the Portfolios' existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the investment management contracts (the "Management Contracts") between Directed Services LLC (the "Adviser") and the Portfolios, and the sub-advisory contracts (the "Sub-Advisory Contracts") with the sub-adviser to each Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers") effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board's meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Directors also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors.

At its October 18, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Directors voted to renew the Management Contracts and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds ("Voya funds"), the Board considered each Voya fund's investment management and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios' existing Management and Sub-Advisory Contracts (the "Contract Review Process").

The Contract Review Process has evolved as the Board's membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an "IRC") and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark and/or Morningstar, Inc. ("Morningstar") category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio's performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds ("15(c) Methodology Guide"). This 15(c) Methodology Guide was developed by the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in developing and determining a selected peer group of investment companies for each Portfolio ("Selected Peer Group") based on each Portfolio's particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of investment management and sub-advisory arrangements (including the Portfolios' Management and Sub-Advisory Contracts). The Independent Directors have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Advisers. This included information regarding the Adviser and the Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolio. The Adviser conducts day-to-day oversight of the Portfolios' operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

shareholder service providers, and transfer agents, who provide services to the Portfolios.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds' (including the Portfolio's) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmarks; (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer, who leads the Adviser's Investment Risk Management Department ("IRMD"); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios' Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the "manager-of-managers" platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services each Sub-Adviser provides to the applicable Portfolios and each Sub-Adviser's compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MR&S"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about each Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser's investment process and to try to identify issues that may be relevant to the Sub-Adviser's services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

committees and the Board as part of the process of considering the approval of any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between the Portfolios managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts, and it assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds' performance.

In considering the Portfolios' Management Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond investment management services, from being part of the Voya funds.

This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board's consideration of the Management and Sub-Advisory Contracts from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board requested and considered information regarding the staffing of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the compensation arrangements for each Portfolio's portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and a Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolios' investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm's-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or the Sub-Advisers (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser's agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm's-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that certain of the Voya funds' Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the Sub-Adviser or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio's Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

category for the one-year period, the second quintile for the year-to-date period, and the third quintile for the three-year, five-year and ten-year periods. In analyzing this performance data, the Board took into account: (1) Management's representations regarding the strength of the Portfolio's performance during certain periods; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the

Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for year-to-date period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio; and (2) Management's discussions of fee waivers and expense limits, which lower the Portfolio's effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the five-year and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the three-year period. In analyzing this performance data, the Board took into account: (1) Management's representations regarding the strength of the Portfolio's performance during certain periods; (2) Management's analysis with respect to the effect that the Portfolio's smaller capitalization investment portfolio relative to its Morningstar category peer group, and sector weightings, had on the Portfolio's performance during certain periods; (3) Management's confidence in the Sub-Adviser's ability to execute the Portfolio's investment strategy; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2015 annual Contract Review Process, lower expense limits were implemented for the Portfolio in January 2016; and (2) Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the

Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which the Portfolio's performance was equal to its Morningstar category average; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods and the third quintile for the year-to-date, five-year and ten-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year period, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the five-year and ten-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the impact that stock selection, sector allocation and factors such as size bias and valuation bias had on the Portfolio's performance; (2) Management's representations regarding the Portfolio's favorable performance during certain periods and Management's expectation that performance will improve; (3) Management's confidence in the Sub-Adviser's ability to execute the Portfolio's investment strategy; and (4) that Management would continue to closely monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Oppenheimer Global Portfolio, the Board considered that,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the three-year and ten-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the third quintile for the three-year period, the fourth quintile for the year-to-date and five-year periods, and the fifth (lowest) quintile for the one-year period. In analyzing this performance data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the third quintile for the three-year and five-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period. In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the negative effect that the Portfolio's stock selection,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including its value bias, focus on stocks with larger capitalization and higher volatility had on the Portfolio's performance; (2) Management's representations regarding the reasonableness of the Portfolio's performance during certain periods; (3) Management's representations that it was analyzing options for addressing the Portfolio's underperformance; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the

Board took into account management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio, including the Portfolio's recent decrease in the sub-advisory fee rate breakpoints and the implementation of a corresponding management fee waiver effective January 1, 2016.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-VPI

(1216-022017)

Annual Report
December 31, 2016
Classes ADV, I, R6, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2030 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution 2020 Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI EAFE® Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index and
S&P Target Date 2055+ Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and beyond 2055 retirement horizon, respectively.
3

Voya Solution Portfolios	Portfolio Managers’ Report

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).*
Portfolio Specifics: The Portfolios began the year with an overweight position in U.S. core fixed income, funded by underweight positions in U.S. large-cap equity (in the far-dated Portfolios) and high yield bonds (in the near-dated Portfolios).
In January, the Portfolios reduced exposure to U.S. mid cap equities, allocating proceeds to core U.S. fixed income. This tactical trade was made to reduce risk given uncertainty around U.S. Federal Reserve Board (“Fed”) policy and global growth. In February, with continual global weakness and policy induced volatility, equity exposure was further reduced by selling U.S. large cap and developed international equities in favor of core U.S. fixed income.
In mid-March, both short-term positions implemented in February were reversed by selling U.S. core fixed income and purchasing U.S. large-cap and developed international equities. This trade was made to add risk back into the Portfolios, as policy steps from the European Central Bank, Fed and Bank of Japan helped to ventilate the monetary system and economic growth numbers had firmed.
In mid-April, given improved U.S. economic data, the Portfolios covered a portion of the short U.S. mid cap position that was originated in January. At the end of April, to maintain equity weights through the Portfolios’ annual glide down, the underweight large cap/overweight U.S. fixed income position initiated in July of 2015 was closed. In addition, the last of the short U.S. mid cap/long core fixed income position initiated in January was closed. These trades were a continuation of re-risking the Portfolios from their defensive posture, reflecting confidence that a trough in the markets was made in the first quarter.
In early-June, a modest overweight to commodities was enacted, offset by an underweight to core bonds. At the time of the trade, we believed the global oil market would likely move to a balanced state in 2017 as demand continues to rise faster than production. In addition, commodities should benefit from continued global growth and Fed-driven U.S. dollar weakness.
In mid-June, a portion of the Portfolios U.S. large cap position was shifted into U.S. mid cap. This trade reflected the view that U.S. consumer spending will continue to drive U.S. outperformance relative to the global equity markets. Given that U.S. large cap corporations have greater exposure to international markets than do their mid cap counterparts, this trade provided the suite with greater exposure to the U.S. growth story without incurring a meaningful increase in tracking error. In addition, we believed U.S. mid cap provided greater protection from the possibility of a successful British referendum and lower sensitivity to both the shape of the yield curve and energy prices.
At the end of the second quarter, in response to the financial shock and uncertainty surrounding the passing of Brexit, the Portfolios reduced volatility by selling U.S. large cap into cash.
In July, the Portfolios purchased U.S. large cap equities with cash, directly reversing the risk-reduction trade implemented in June as a response to the British withdrawal from the European Union. Support for this trade include a strong June payroll report and improved fundamental and technical indicators.
Also in July, duration was increased in some of the Portfolios by purchasing long-term U.S. Treasury Bonds and core fixed income. The pursuit of yield from investors had increased demand for U.S. Treasuries given its positive yielding bond market and high credit rating. At the time, the odds of a rate hike were relatively low, but U.S. policy is still expected to tighten versus other major central banks which only increases the value of the U.S. dollar and, subsequently, the demand for its bonds.
In August, the Portfolios enacted a modest overweight to emerging markets (“EM”) equities offset by selling high yield and U.S. large cap. We believe that EM equities have been making a meaningful turnaround after prolonged underperformance relative to domestic markets since 2011. Increased acceleration of industrial production combined with the easing of financial market conditions are positive for the asset class.
At the end of October, the Portfolios further increased their tactical overweight to EM funded by a reduction in short duration (and core bonds for Portfolios where short duration exposure was unavailable). In addition, as part of the semi-annual review of the Portfolios’ strategic asset allocation, existing tactical trades were incorporated into longer-term strategic positions, resulting in a slight decrease in fixed income exposure.
In November, the Portfolios closed the mid-cap overweight enacted in June after meaningful gains in mid-cap leading into and after the U.S. elections. At the end of the month, the Portfolios removed their overweight to EM equities as headwinds from a rise in dollar strength and the uncertainty of the Trump administration’s stance on trade continued to pressure the asset class. Proceeds from both trades were allocated to U.S. large cap equities.
During the year, tactical moves relative to our Strategic Asset Allocations had a negative impact across all Portfolios.
The performance of Portfolios against their benchmarks was also impacted by differences between Strategic Asset Allocations and benchmark asset allocations. This varied from Portfolio to Portfolio. For example, in some cases Portfolios had a higher allocation to equities than their
4

Portfolio Managers’ Report	Voya Solution Portfolios

benchmarks, enhancing relative performance. In addition, the Portfolios tended to have a higher weighting in high yield bonds and bank loans with less cash than the benchmarks within the fixed income exposure, which was beneficial. On the other hand, the Portfolios tended to have a lower weighting in U.S. mid-caps within the equities exposure, which detracted.
Individual contributors to benchmark-relative performance include Voya Intermediate Bond Fund, Voya Small Company Portfolio and Voya Global Bond Fund. Individual detractors to relative performance include VY® T. Rowe Price Growth Equity Portfolio, Voya Multi-Manager Mid Cap Value Fund and Voya Multi-Manager Large Cap Core Portfolio.
During the year, the Portfolios utilized futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions detracted from performance for the year.
Current Strategy and Outlook: We believe both monetary and fiscal policy are going to be far more active than any time since the post-2009 era. President-elect Donald Trump has promised a meaningful reduction in corporate and personal income tax rates as part of his agenda to reinvigorate the U.S. economy. Additionally, the Fed is now forecasting three interest rate hikes in 2017. Both of these initiatives come while the U.S. is at or approaching full employment, making each an important issue in its own right for markets to digest this coming year.
In our view, a tightening monetary and loose fiscal policy environment will favor continued U.S. dollar strength, albeit at a more modest pace going forward. U.S. bond yields are still likely to climb, met with fits and starts, and will be highly dependent upon the strength of U.S. economic progress. Rising bond yields have historically created a virtuous circle of attracting foreign flows looking for yield, but the key will be the speed of those moves. Commodity prices have found their legs and are continuing to move higher on a deal from OPEC to cut oil production, while the prospects of better growth around the world should benefit cyclical commodities such as iron ore and copper. The U.S. consumer has fared very well as a result of an increase in disposable income, solid job prospects and favorable financing rates. Consumer confidence and wage growth will be key indicators for us to monitor going forward.
Though we believe equity markets can continue to do well, this thesis rests on a few conditions being met. First, U.S. dollar strength can continue but must be within reasonable bounds. Too strong a dollar can hurt earnings of the larger capitalization companies that earn a sizeable share of revenues overseas. The year-on-year change in the U.S. dollar is just turning positive, and a large move from this point forward could start to negatively impact earnings. We favor the U.S. in this environment, as it has the best growth trajectory and visibility over the next quarter.
We are mindful that fund flows are just starting to warm up to the ideas that equities can outpace fixed income returns. We think equities can finally get some traction among investors as the coming reflation initiatives take hold. As for bonds they may be susceptible the old adage “don’t throw the baby out with the bath water,” but we are still finding opportunities in high yield fixed income and senior loans.
In retrospect, making asset allocation decisions in 2016 was easy. Simply buying after equity market corrections was a good strategy. The market environment in 2017 may not be so cut and dry. We are closely looking for signs of overheating sentiment among investors, and have yet to see any of our indicators firmly pointing to ebullience. While we believe recession risk in the near-term has all but disappeared, we are keenly aware that if the Fed starts hiking faster than the markets expect, it could spell trouble for all risk assets, especially with U.S. equities at lofty 17 times earnings. Tightening labor markets and fast rising wages could be a challenge for equities, but in our view that is more likely a concern for later this coming year.

*
Each Portfolio’s relative performance versus its respective benchmarks can be found on page x.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Solution Portfolios	Portfolio Managers’ Report

Target Allocations as of December 31, 2016
	Income	2020	2025	2030	2035	2040	2045	2050	2055	2060
U.S. Large Blend	14.0%	15.0%	16.0%	22.0%	21.0%	20.0%	18.0%	19.0%	21.0%	21.0%
U.S. Large Growth	4.0%	7.0%	8.0%	9.0%	12.0%	13.0%	15.0%	15.0%	15.0%	15.0%
U.S. Large Value	6.0%	7.0%	8.0%	9.0%	10.0%	11.0%	13.0%	13.0%	13.0%	13.0%
U.S. Mid Cap	3.0%	5.0%	7.0%	7.0%	7.0%	10.0%	11.0%	11.0%	11.0%	11.0%
U.S. Small Cap	—	2.0%	3.0%	3.0%	3.0%	4.0%	4.0%	4.0%	4.0%	4.0%
International Equity	5.0%	11.0%	14.0%	15.0%	19.0%	19.0%	21.0%	21.0%	21.0%	21.0%
Emerging Markets	—	—	3.0%	4.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%
U.S. Real Estate	1.0%	1.0%	1.0%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Global Real Estate	1.0%	1.0%	1.0%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Commodities	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Core Fixed Income	32.5%	22.5%	18.5%	13.5%	8.5%	7.5%	4.8%	3.8%	3.8%	3.8%
High Yield	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	—	—	—	—
Senior Debt	5.0%	5.0%	5.0%	5.0%	5.0%	2.0%	1.7%	1.7%	—	—
Global Bond	6.0%	6.0%	6.0%	—	—	—	—	—	—	—
TIPS	9.0%	7.0%	—	—	—	—	—	—	—	—
Short Duration	8.0%	5.3%	4.3%	3.3%	0.3%	—	—	—	—	—
Long Gov’t Bond	1.0%	0.7%	0.7%	1.7%	0.7%	—	1.0%	1.0%	0.7%	0.7%
Total Equity	35%	51%	63%	74%	83%	88%	93%	94%	96%	96%
Total Fixed Income	65%	49%	37%	26%	17%	12%	7%	6%	4%	4%
Target Allocations as of December 31, 2016
	Aggressive	Moderately Aggressive	Balanced	Moderately Conservative	Conservative
U.S. Large Blend	19.0%	17.5%	16.5%	10.5%	11.0%
U.S. Large Growth	17.0%	11.0%	9.5%	3.0%	0.0%
U.S. Large Value	13.0%	12.0%	12.5%	7.0%	5.5%
U.S. Mid Cap	16.0%	14.0%	9.0%	7.5%	4.0%
U.S. Small Cap	4.0%	3.0%	2.0%	2.0%	0.0%
International Equity	20.0%	16.0%	9.0%	7.0%	3.0%
Emerging Markets	5.0%	4.0%	2.0%	2.0%	0.0%
U.S. Real Estate	1.0%	1.0%	1.0%	1.0%	0.0%
Global Real Estate	1.0%	1.0%	1.0%	1.0%	0.0%
Commodities	1.0%	1.5%	1.5%	2.0%	2.0%
Core Fixed Income	3.0%	10.3%	19.0%	25.0%	28.5%
High Yield	0.0%	3.0%	5.0%	7.0%	9.0%
Senior Debt	0.0%	3.0%	5.0%	6.0%	7.0%
Global Bond	0.0%	2.0%	2.0%	5.0%	7.0%
TIPS	0.0%	0.0%	0.0%	4.0%	8.0%
Short Duration	0.0%	0.0%	4.3%	10.0%	15.0%
Long Gov’t Bond	0.0%	0.7%	0.7%	0.0%	0.0%
Equity	97%	81%	64%	43%	25%
Fixed Income	3%	19%	36%	57%	75%

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.
6

Portfolio Managers’ Report	Voya Solution Portfolios

Total Returns for the Period Ended December 31, 2016
1 Year
Voya Solution Aggressive Portfolio, Class S	6.75%
S&P Target Risk Aggressive Index	7.93%
Voya Solution Balanced Portfolio, Class S	6.32%
S&P Target Risk Growth Index	6.94%
Voya Solution Conservative Portfolio, Class S	6.04%
S&P Target Risk Conservative Index	5.35%
Voya Solution Income Portfolio, Class S	4.47%
S&P Target Date Retirement Income Index	5.27%
Russell 3000® Index	12.74%
MSCI EAFE® Index	1.00%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	2.65%
Voya Solution Moderately Aggressive Portfolio, Class S	6.17%
S&P Target Risk Aggressive Index	7.93%
Voya Solution Moderately Conservative Portfolio, Class S	5.87%
S&P Target Risk Moderate Index	5.89%
Voya Solution 2020 Portfolio, Class S	5.46%
S&P Target Date 2020 Index	7.49%
Voya Solution 2025 Portfolio, Class S	5.88%
S&P Target Date 2025 Index	8.09%
Russell 3000® Index	12.74%
MSCI EAFE® Index	1.00%
BCAB Index	2.65%
Voya Solution 2030 Portfolio, Class S	6.32%
S&P Target Date 2030 Index	8.62%
Voya Solution 2035 Portfolio, Class S	6.23%
S&P Target Date 2035 Index	9.12%
Russell 3000® Index	12.74%
MSCI EAFE® Index	1.00%
BCAB Index	2.65%
Voya Solution 2040 Portfolio, Class S	6.79%
S&P Target Date 2040 Index	9.50%
Voya Solution 2045 Portfolio, Class S	6.40%
S&P Target Date 2045 Index	9.81%
Russell 3000® Index	12.74%
MSCI EAFE® Index	1.00%
BCAB Index	2.65%
Voya Solution 2050 Portfolio, Class S	6.56%
S&P Target Date 2050 Index	10.01%
Voya Solution 2055 Portfolio, Class S	6.44%
S&P Target Date 2055+ Index	10.21%
Voya Solution 2060 Portfolio, Class S	6.56%
S&P Target Date 2055+ Index	10.21%

7

Voya Solution Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	6.41%	7.12%
Class I	6.93%	7.79%
Class S	6.75%	7.52%
Class S2	6.57%	7.21%
Class R6(1)	6.94%	7.79%
S&P Target Risk Aggressive Index	7.93%	7.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Solution Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	6.08%	7.89%	2.96%	—
Class I	6.69%	8.44%	3.56%	—
Class S	6.32%	8.16%	3.28%	—
Class S2	6.10%	8.00%	—	6.62%
Class R6(1)	6.58%	8.41%	3.55%	—
S&P Target Risk Growth Index	6.94%	8.02%	4.16%	7.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Solution Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	5.76%	4.90%	4.43%
Class I	6.24%	5.40%	4.95%
Class S	6.04%	5.16%	4.69%
Class S2	5.90%	5.01%	4.54%
Class R6(1)	6.24%	5.40%	4.95%
S&P Target Risk Conservative Index	5.35%	4.48%	4.68%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	4.26%	5.10%	3.64%	—
Class I	4.78%	5.63%	4.17%	—
Class S	4.47%	5.36%	3.91%	—
Class S2	4.28%	5.20%	—	6.39%
Class T	4.11%	4.91%	3.45%	—
S&P Target Date Retirement Income Index	5.27%	4.92%	4.15%	6.51%
Russell 3000® Index	12.74%	14.67%	7.07%	15.24%
MSCI EAFE® Index	1.00%	6.53%	0.75%	6.44%
BCAB Index	2.65%	2.23%	4.34%	4.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Solution Moderately Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	6.00%	8.97%	7.15%
Class I	6.40%	9.51%	7.70%
Class S	6.17%	9.22%	7.42%
Class S2	5.97%	9.07%	7.27%
Class R6(1)	6.31%	9.49%	7.68%
S&P Target Risk Aggressive Index	7.93%	10.13%	8.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Solution Moderately Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	5.64%	6.17%	3.16%	—
Class I	6.12%	6.66%	3.80%	—
Class S	5.87%	6.44%	3.52%	—
Class S2	5.62%	6.26%	—	5.49%
Class R6(1)	6.03%	6.64%	3.79%	—
S&P Target Risk Moderate Index	5.89%	5.81%	3.70%	5.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	5.21%	7.27%	8.60%
Class I	5.73%	7.82%	9.15%
Class S	5.46%	7.53%	8.86%
Class S2	5.33%	7.41%	8.74%
Class T	4.99%	7.15%	8.46%
S&P Target Date 2020 Index	7.49%	7.93%	9.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	5.53%	7.80%	3.26%	—
Class I	6.13%	8.34%	3.78%	—
Class S	5.88%	8.07%	3.53%	—
Class S2	5.75%	7.91%	—	9.07%
Class T	5.43%	7.58%	3.07%	—
S&P Target Date 2025 Index	8.09%	8.64%	5.04%	10.10%
Russell 3000® Index	12.74%	14.67%	7.07%	15.24%
MSCI EAFE® Index	1.00%	6.53%	0.75%	6.44%
BCAB Index	2.65%	2.23%	4.34%	4.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

15

Voya Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	6.09%	8.75%	10.43%
Class I	6.55%	9.30%	10.99%
Class S	6.32%	8.97%	10.65%
Class S2	6.17%	8.80%	10.48%
Class T	5.81%	8.58%	10.25%
S&P Target Date 2030 Index	8.62%	9.32%	11.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful thanshort-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	6.00%	8.87%	3.45%	—
Class I	6.49%	9.39%	3.97%	—
Class S	6.23%	9.13%	3.71%	—
Class S2	6.09%	8.97%	—	9.85%
Class T	5.73%	8.64%	3.24%	—
S&P Target Date 2035 Index	9.12%	9.87%	5.12%	11.13%
Russell 3000® Index	12.74%	14.67%	7.07%	15.24%
MSCI EAFE® Index	1.00%	6.53%	0.75%	6.44%
BCAB Index	2.65%	2.23%	4.34%	4.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful thanshort-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

17

Voya Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	6.48%	9.66%	11.64%
Class I	7.06%	10.25%	12.23%
Class S	6.79%	9.92%	11.89%
Class S2	6.64%	9.76%	11.74%
Class T	6.27%	9.45%	11.42%
S&P Target Date 2040 Index	9.50%	10.27%	12.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	6.16%	9.51%	3.45%	—
Class I	6.63%	10.07%	3.96%	—
Class S	6.40%	9.77%	3.70%	—
Class S2	6.28%	9.62%	—	10.36%
Class T	5.94%	9.29%	3.24%	—
S&P Target Date 2045 Index	9.81%	10.59%	5.15%	11.65%
Russell 3000® Index	12.74%	14.67%	7.07%	15.24%
MSCI EAFE® Index	1.00%	6.53%	0.75%	6.44%
BCAB Index	2.65%	2.23%	4.34%	4.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

19

Voya Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	6.27%	9.78%	11.76%
Class I	6.75%	10.39%	12.37%
Class S	6.56%	10.04%	12.00%
Class S2	6.32%	9.86%	11.83%
Class T	6.02%	9.63%	11.59%
S&P Target Date 2050 Index	10.01%	10.88%	12.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

20

Portfolio Managers’ Report	Voya Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	6.13%	9.58%	8.01%
Class I	6.72%	10.14%	8.55%
Class S	6.44%	9.86%	8.28%
Class S2	6.24%	9.68%	8.12%
Class T	5.96%	9.39%	7.82%
S&P Target Date 2055+ Index	10.21%	11.10%	9.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

21

Voya Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	6.34%	2.70%
Class I	6.73%	3.07%
Class S	6.56%	2.65%
Class S2	6.34%	2.70%
Class T	5.91%	2.32%
S&P Target Date 2055+ Index	10.21%	4.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

22

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,063.10	0.68%	$3.53	$1,000.00	$1,021.72	0.68%	$3.46
Class I	1,000.00	1,065.60	0.18	0.93	1,000.00	1,024.23	0.18	0.92
Class R6	1,000.00	1,065.70	0.18	0.93	1,000.00	1,024.23	0.18	0.92
Class S	1,000.00	1,064.80	0.43	2.23	1,000.00	1,022.97	0.43	2.19
Class S2	1,000.00	1,063.90	0.58	3.01	1,000.00	1,022.22	0.58	2.95
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$1,042.00	0.64%	$3.29	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,044.40	0.14	0.72	1,000.00	1,024.43	0.14	0.71
Class R6	1,000.00	1,043.30	0.14	0.72	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,042.40	0.39	2.00	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,041.30	0.54	2.77	1,000.00	1,022.42	0.54	2.75
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$1,014.00	0.62%	$3.14	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,015.50	0.12	0.61	1,000.00	1,024.53	0.12	0.61
Class R6	1,000.00	1,015.50	0.12	0.61	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,015.10	0.37	1.87	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,014.40	0.52	2.63	1,000.00	1,022.52	0.52	2.64
23

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**
Voya Solution Income Portfolio
Class ADV	$1,000.00	$1,010.10	0.62%	$3.13	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,013.10	0.12	0.61	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,011.70	0.37	1.87	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,010.90	0.52	2.63	1,000.00	1,022.52	0.52	2.64
Class T	1,000.00	1,010.00	0.82	4.14	1,000.00	1,021.01	0.82	4.17
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,051.50	0.70%	$3.61	$1,000.00	$1,021.62	0.70%	$3.56
Class I	1,000.00	1,053.90	0.20	1.03	1,000.00	1,024.13	0.20	1.02
Class R6	1,000.00	1,053.00	0.20	1.03	1,000.00	1,024.13	0.20	1.02
Class S	1,000.00	1,052.40	0.45	2.32	1,000.00	1,022.87	0.45	2.29
Class S2	1,000.00	1,051.30	0.60	3.09	1,000.00	1,022.12	0.60	3.05
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,026.20	0.64%	$3.26	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,029.10	0.14	0.71	1,000.00	1,024.43	0.14	0.71
Class R6	1,000.00	1,028.20	0.14	0.71	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,027.00	0.39	1.99	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,026.40	0.54	2.75	1,000.00	1,022.42	0.54	2.75
Voya Solution 2020 Portfolio
Class ADV	$1,000.00	$1,028.30	0.64%	$3.26	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,030.20	0.14	0.71	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,029.20	0.39	1.99	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,028.70	0.54	2.75	1,000.00	1,022.42	0.54	2.75
Class T	1,000.00	1,027.00	0.84	4.28	1,000.00	1,020.91	0.84	4.27
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$1,036.80	0.64%	$3.28	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,039.50	0.14	0.72	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,038.60	0.39	2.00	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,037.80	0.54	2.77	1,000.00	1,022.42	0.54	2.75
Class T	1,000.00	1,035.50	0.84	4.30	1,000.00	1,020.91	0.84	4.27
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$1,045.80	0.66%	$3.39	$1,000.00	$1,021.82	0.66%	$3.35
Class I	1,000.00	1,047.60	0.16	0.82	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	1,046.90	0.41	2.11	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	1,046.00	0.56	2.88	1,000.00	1,022.32	0.56	2.85
Class T	1,000.00	1,044.70	0.86	4.42	1,000.00	1,020.81	0.86	4.37
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,050.70	0.66%	$3.40	$1,000.00	$1,021.82	0.66%	$3.35
Class I	1,000.00	1,053.00	0.16	0.83	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	1,052.20	0.41	2.11	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	1,051.40	0.56	2.89	1,000.00	1,022.32	0.56	2.85
Class T	1,000.00	1,049.20	0.86	4.43	1,000.00	1,020.81	0.86	4.37
24

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,055.60	0.66%	$3.41	$1,000.00	$1,021.82	0.66%	$3.35
Class I	1,000.00	1,058.60	0.16	0.83	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	1,057.30	0.41	2.12	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	1,056.50	0.56	2.89	1,000.00	1,022.32	0.56	2.85
Class T	1,000.00	1,054.30	0.86	4.44	1,000.00	1,020.81	0.86	4.37
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,056.80	0.68%	$3.52	$1,000.00	$1,021.72	0.68%	$3.46
Class I	1,000.00	1,059.80	0.18	0.93	1,000.00	1,024.23	0.18	0.92
Class S	1,000.00	1,058.40	0.43	2.22	1,000.00	1,022.97	0.43	2.19
Class S2	1,000.00	1,057.10	0.58	3.00	1,000.00	1,022.22	0.58	2.95
Class T	1,000.00	1,056.60	0.88	4.55	1,000.00	1,020.71	0.88	4.47
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,057.40	0.68%	$3.52	$1,000.00	$1,021.72	0.68%	$3.46
Class I	1,000.00	1,059.30	0.18	0.93	1,000.00	1,024.23	0.18	0.92
Class S	1,000.00	1,058.80	0.43	2.23	1,000.00	1,022.97	0.43	2.19
Class S2	1,000.00	1,057.10	0.58	3.00	1,000.00	1,022.22	0.58	2.95
Class T	1,000.00	1,055.60	0.88	4.55	1,000.00	1,020.71	0.88	4.47
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,057.10	0.69%	$3.57	$1,000.00	$1,021.67	0.69%	$3.51
Class I	1,000.00	1,060.50	0.19	0.98	1,000.00	1,024.18	0.19	0.97
Class S	1,000.00	1,059.40	0.44	2.28	1,000.00	1,022.92	0.44	2.24
Class S2	1,000.00	1,058.20	0.59	3.05	1,000.00	1,022.17	0.59	3.00
Class T	1,000.00	1,057.20	0.89	4.60	1,000.00	1,020.66	0.89	4.52
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$1,058.10	0.69%	$3.57	$1,000.00	$1,021.67	0.69%	$3.51
Class I	1,000.00	1,060.90	0.19	0.98	1,000.00	1,024.18	0.19	0.97
Class S	1,000.00	1,059.20	0.44	2.28	1,000.00	1,022.92	0.44	2.24
Class S2	1,000.00	1,059.10	0.59	3.05	1,000.00	1,022.17	0.59	3.00
Class T	1,000.00	1,057.00	0.89	4.60	1,000.00	1,020.66	0.89	4.52

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

25

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Partners, Inc.
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio, each a series of Voya Partners, Inc., as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Boston, Massachusetts
February 23, 2017
26

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$7,249,914	$46,591,928	$15,261,546	$452,310,440
Investments in unaffiliated underlying funds at fair value**	545,069	3,064,435	1,081,270	32,762,919
Total investments at fair value	$7,794,983	$49,656,363	$16,342,816	$485,073,359
Cash	14,506	78,234	29,113	718,836
Receivables:
Investments in affiliated underlying funds sold	—	—	—	1,526,114
Fund shares sold	123,144	535,722	48,465	285,261
Dividends	4,227	55,726	23,230	550,548
Prepaid expenses	24	200	65	2,425
Reimbursement due from manager	7,350	5,976	5,421	59,101
Other assets	—	842	274	21,765
Total assets	7,944,234	50,333,063	16,449,384	488,237,409
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	125,655	560,358	67,770	431,052
Payable for fund shares redeemed	—	19,440	—	1,811,375
Payable for investment management fees	1,355	8,845	2,935	89,190
Payable for distribution and shareholder service fees	2,048	13,732	5,173	130,955
Payable for directors fees	32	230	79	2,698
Payable to directors under the deferred compensation plan (Note 6)	—	842	274	21,765
Other accrued expenses and liabilities	2,547	10,860	3,550	82,717
Total liabilities	131,637	614,307	79,781	2,569,752
NET ASSETS	$7,812,597	$49,718,756	$16,369,603	$485,667,657
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,026,853	$50,042,818	$16,633,762	$495,929,118
Undistributed net investment income	65,132	809,692	341,095	9,866,359
Accumulated net realized loss	(208,806)	(152,561)	(413,074)	(9,618,540)
Net unrealized depreciation	(70,582)	(981,193)	(192,180)	(10,509,280)
NET ASSETS	$7,812,597	$49,718,756	$16,369,603	$485,667,657
* Cost of investments in affiliated underlying funds	$7,345,890	$47,516,737	$15,455,962	$462,189,994
** Cost of investments in unaffiliated underlying funds	$519,676	$3,120,819	$1,079,034	$33,392,645
See Accompanying Notes to Financial Statements
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$2,519,716	$18,215,398	$8,524,036	$205,103,019
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	222,329	2,011,166	803,979	18,457,750
Net asset value and redemption price per share	$11.33	$9.06	$10.60	$11.11
Class I
Net assets	$257,982	$2,092,101	$108,819	$82,425,671
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,319	222,652	10,128	7,241,485
Net asset value and redemption price per share	$11.56	$9.40	$10.74	$11.38
Class R6
Net assets	$658,581	$2,412,207	$717,969	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	56,976	256,775	66,851	n/a
Net asset value and redemption price per share	$11.56	$9.39	$10.74	n/a
Class S
Net assets	$3,954,039	$25,331,451	$6,512,968	$186,264,384
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	345,659	2,758,679	610,995	16,513,601
Net asset value and redemption price per share	$11.44	$9.18	$10.66	$11.28
Class S2
Net assets	$422,279	$1,667,599	$505,811	$11,669,790
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	37,312	181,985	47,760	1,061,564
Net asset value and redemption price per share	$11.32	$9.16	$10.59	$10.99
Class T
Net assets	n/a	n/a	n/a	$204,793
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	17,460
Net asset value and redemption price per share	n/a	n/a	n/a	$11.73
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$609,753,023	$33,338,594	$20,879,769	$827,941,166
Investments in unaffiliated underlying funds at fair value**	82,395,602	2,151,517	1,258,060	67,271,303
Total investments at fair value	$692,148,625	$35,490,111	$22,137,829	$895,212,469
Cash	1,198,430	59,175	28,671	1,046,554
Receivables:
Investments in affiliated underlying funds sold	—	—	—	6,057,299
Fund shares sold	351,429	105,440	770,865	586,411
Dividends	663,513	41,839	18,816	767,471
Prepaid expenses	3,053	177	45	4,103
Reimbursement due from manager	25	4,813	24,477	80,110
Other assets	21,712	730	110	29,384
Total assets	694,386,787	35,702,285	22,980,813	903,783,801
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	545,173	117,819	649,871	546,459
Payable for fund shares redeemed	220,807	21,001	135,007	6,643,710
Payable for investment management fees	163,009	6,350	11,508	166,236
Payable for distribution and shareholder service fees	151,670	10,412	5,207	217,107
Payable for directors fees	3,540	190	80	4,752
Payable to directors under the deferred compensation plan (Note 6)	21,712	730	110	29,384
Other accrued expenses and liabilities	84,360	10,843	2,350	146,869
Total liabilities	1,190,271	167,345	804,133	7,754,517
NET ASSETS	$693,196,516	$35,534,940	$22,176,680	$896,029,284
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$705,965,513	$36,556,133	$21,356,253	$901,284,303
Undistributed net investment income	9,726,651	692,402	315,292	17,184,274
Accumulated net realized gain (loss)	(2,908,643)	(1,394,863)	367,247	5,300,288
Net unrealized appreciation (depreciation)	(19,587,005)	(318,732)	137,888	(27,739,581)
NET ASSETS	$693,196,516	$35,534,940	$22,176,680	$896,029,284
* Cost of investments in affiliated underlying funds	$631,787,918	$33,673,106	$20,755,087	$854,104,991
** Cost of investments in unaffiliated underlying funds	$79,947,712	$2,135,737	$1,244,855	$68,847,059
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
Class ADV
Net assets	$24,644,749	$13,487,330	$9,166,520	$302,669,886
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,121,473	1,459,989	754,207	28,394,029
Net asset value and redemption price per share	$11.62	$9.24	$12.15	$10.66
Class I
Net assets	$4,334,258	$32,815	$6,376,847	$193,794,563
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	366,246	3,401	515,334	17,714,104
Net asset value and redemption price per share	$11.83	$9.65	$12.37	$10.94
Class R6
Net assets	$1,287,150	$287,156	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	108,861	29,795	n/a	n/a
Net asset value and redemption price per share	$11.82	$9.64	n/a	n/a
Class S
Net assets	$661,798,132	$20,882,843	$6,477,318	$376,402,664
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	56,505,521	2,212,798	525,139	34,800,548
Net asset value and redemption price per share	$11.71	$9.44	$12.33	$10.82
Class S2
Net assets	$1,132,227	$844,796	$147,883	$22,356,469
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	96,743	90,426	12,099	2,126,076
Net asset value and redemption price per share	$11.70	$9.34	$12.22	$10.52
Class T
Net assets	n/a	n/a	$8,112	$805,702
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	667	72,610
Net asset value and redemption price per share	n/a	n/a	$12.16	$11.10
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$13,766,499	$779,817,426	$10,171,425	$549,799,630
Investments in unaffiliated underlying funds at fair value**	1,121,244	73,360,327	1,006,102	67,099,383
Total investments at fair value	$14,887,743	$853,177,753	$11,177,527	$616,899,013
Cash	15,833	941,754	15,206	1,166,717
Receivables:
Investments in affiliated underlying funds sold	293,888	10,190,688	72,942	7,884,391
Fund shares sold	18,607	719,878	41,002	643,508
Dividends	10,839	654,617	6,553	357,502
Prepaid expenses	18	3,681	14	2,615
Reimbursement due from manager	16,096	62,862	19,579	38,238
Other assets	—	25,442	—	16,678
Total assets	15,243,024	865,776,675	11,332,823	627,008,662
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	7,563	444,268	4,055	206,353
Payable for fund shares redeemed	312,496	10,910,566	113,944	8,527,899
Payable for investment management fees	10,266	160,542	13,535	118,495
Payable for distribution and shareholder service fees	3,793	196,206	2,817	134,502
Payable for directors fees	45	4,404	37	3,136
Payable to directors under the deferred compensation plan (Note 6)	—	25,442	—	16,678
Other accrued expenses and liabilities	2,417	126,549	2,045	89,234
Total liabilities	336,580	11,867,977	136,433	9,096,297
NET ASSETS	$14,906,444	$853,908,698	$11,196,390	$617,912,365
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$14,287,003	$857,386,204	$10,680,350	$618,418,312
Undistributed net investment income	199,946	13,786,106	130,837	7,128,010
Accumulated net realized gain	263,519	8,430,297	209,851	8,281,765
Net unrealized appreciation (depreciation)	155,976	(25,693,909)	175,352	(15,915,722)
NET ASSETS	$14,906,444	$853,908,698	$11,196,390	$617,912,365
* Cost of investments in affiliated underlying funds	$13,605,915	$806,116,709	$10,053,137	$568,251,257
** Cost of investments in unaffiliated underlying funds	$1,125,852	$72,754,954	$949,038	$64,563,477
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
Class ADV
Net assets	$6,623,438	$262,148,182	$4,897,361	$176,396,938
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	475,219	24,483,057	336,584	16,600,491
Net asset value and redemption price per share	$13.94	$10.71	$14.55	$10.63
Class I
Net assets	$3,247,231	$210,862,892	$2,887,323	$171,475,045
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	228,139	19,198,949	194,309	15,707,052
Net asset value and redemption price per share	$14.23	$10.98	$14.86	$10.92
Class S
Net assets	$4,769,785	$359,464,379	$3,217,247	$256,935,417
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	336,308	33,084,513	217,679	23,852,146
Net asset value and redemption price per share	$14.18	$10.87	$14.78	$10.77
Class S2
Net assets	$255,154	$20,808,815	$182,552	$12,686,975
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,208	1,984,380	12,490	1,207,346
Net asset value and redemption price per share	$14.01	$10.49	$14.62	$10.51
Class T
Net assets	$10,836	$624,430	$11,907	$417,990
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	775	56,042	819	38,172
Net asset value and redemption price per share	$13.98	$11.14	$14.53	$10.95
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$6,077,456	$129,451,265	$2,576,215
Investments in unaffiliated underlying funds at fair value**	695,524	11,980,491	295,621
Total investments at fair value	$6,772,980	$141,431,756	$2,871,836
Cash	9,239	239,230	3,217
Receivables:
Investments in affiliated underlying funds sold	119,885	1,886,205	34,018
Fund shares sold	6,046	431,250	9,771
Dividends	3,909	55,779	1,474
Prepaid expenses	9	517	4
Reimbursement due from manager	15,838	8,424	8,804
Other assets	—	1,816	—
Total assets	6,927,906	144,054,977	2,929,124
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	2,341	38,645	793
Payable for fund shares redeemed	125,931	2,317,455	43,789
Payable for investment management fees	12,892	26,427	8,117
Payable for distribution and shareholder service fees	1,781	29,993	742
Payable for directors fees	21	664	9
Payable to directors under the deferred compensation plan (Note 6)	—	1,816	—
Other accrued expenses and liabilities	1,168	13,578	4,166
Total liabilities	144,134	2,428,578	57,616
NET ASSETS	$6,783,772	$141,626,399	$2,871,508
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$6,463,560	$144,192,275	$2,708,752
Undistributed net investment income	64,080	1,560,825	26,736
Accumulated net realized gain (loss)	119,433	(848,506)	80,625
Net unrealized appreciation (depreciation)	136,699	(3,278,195)	55,395
NET ASSETS	$6,783,772	$141,626,399	$2,871,508
* Cost of investments in affiliated underlying funds	$5,969,485	$133,290,290	$2,533,835
** Cost of investments in unaffiliated underlying funds	$666,796	$11,419,661	$282,607
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
Class ADV
Net assets	$3,184,366	$42,792,893	$1,394,514
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	218,609	3,486,408	133,841
Net asset value and redemption price per share	$14.57	$12.27	$10.42
Class I
Net assets	$1,451,521	$44,518,648	$606,268
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	97,322	3,559,851	57,781
Net asset value and redemption price per share	$14.91	$12.51	$10.49
Class S
Net assets	$1,995,750	$51,294,122	$835,797
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	134,764	4,144,792	80,270
Net asset value and redemption price per share	$14.81	$12.38	$10.41
Class S2
Net assets	$142,490	$2,995,767	$31,785
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,731	243,355	3,050
Net asset value and redemption price per share	$14.64	$12.31	$10.42
Class T
Net assets	$9,645	$24,969	$3,144
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	660	1,998	304
Net asset value and redemption price per share	$14.60	$12.50	$10.35
See Accompanying Notes to Financial Statements
34

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$89,707	$897,405	$355,303	$10,635,438
Dividends from unaffiliated underlying funds	8,339	30,423	24,113	362,736
Total investment income	98,046	927,828	379,416	10,998,174
EXPENSES:
Investment management fees	13,520	96,336	33,646	1,123,565
Distribution and shareholder service fees:
Class ADV	11,776	107,367	43,390	1,132,888
Class S	8,618	57,231	15,948	510,615
Class S2	1,206	3,454	1,916	59,981
Class T	—	—	—	3,177
Transfer agent fees	103	181	243	5,857
Shareholder reporting expense	1,833	7,320	1,962	36,287
Professional fees	7,170	12,810	9,444	61,885
Custody and accounting expense	311	4,392	1,307	51,297
Directors fees	190	1,385	471	16,191
Miscellaneous expense	11,681	9,603	8,956	42,196
Total expenses	56,408	300,079	117,283	3,043,939
Net waived and reimbursed fees	(23,057)	(66,645)	(36,983)	(682,578)
Net expenses	33,351	233,434	80,300	2,361,361
Net investment income	64,695	694,394	299,116	8,636,813
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(238,359)	(931,291)	(316,676)	(9,954,305)
Sale of unaffiliated underlying funds	(3,426)	(76,300)	10,776	(345,117)
Capital gain distributions from affiliated underlying funds	235,588	1,553,364	245,912	11,092,811
Futures	(2,117)	(142,126)	(6,352)	(994,090)
Net realized gain (loss)	(8,314)	403,647	(66,340)	(200,701)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	345,819	1,525,542	563,000	13,508,401
Unaffiliated underlying funds	44,149	109,238	88,291	1,513,403
Net change in unrealized appreciation (depreciation)	389,968	1,634,780	651,291	15,021,804
Net realized and unrealized gain	381,654	2,038,427	584,951	14,821,103
Increase in net assets resulting from operations	$446,349	$2,732,821	$884,067	$23,457,916

See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$10,849,015	$752,240	$326,439	$18,070,288
Dividends from unaffiliated underlying funds	1,211,081	35,633	13,926	644,809
Total investment income	12,060,096	787,873	340,365	18,715,097
EXPENSES:
Investment management fees	1,539,265	79,704	33,306	1,979,007
Distribution and shareholder service fees:
Class ADV	134,548	82,301	34,640	1,632,186
Class S	1,689,298	51,634	13,301	976,600
Class S2	4,430	3,349	747	110,336
Class T	—	—	43	5,959
Transfer agent fees	6,856	166	322	1,351
Shareholder reporting expense	25,620	7,954	3,713	46,865
Professional fees	81,804	12,078	9,349	103,578
Custody and accounting expense	58,710	3,642	817	69,930
Directors fees	21,234	1,138	475	28,509
Miscellaneous expense	46,193	8,863	9,194	56,392
Interest expense	195	—	—	—
Total expenses	3,608,153	250,829	105,907	5,010,713
Net waived and reimbursed fees	(350,055)	(60,094)	(34,694)	(946,420)
Net expenses	3,258,098	190,735	71,213	4,064,293
Net investment income	8,801,998	597,138	269,152	14,650,804
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(18,724,101)	(1,386,330)	(8,072)	(9,859,943)
Sale of unaffiliated underlying funds	(2,113,993)	(53,396)	6,515	(1,646,873)
Capital gain distributions from affiliated underlying funds	24,241,634	894,085	460,798	29,917,695
Futures	(2,229,195)	(132,900)	(6,351)	(1,699,994)
Net realized gain (loss)	1,174,345	(678,541)	452,890	16,710,885
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	25,358,302	2,012,039	245,129	19,948,494
Unaffiliated underlying funds	5,657,029	160,377	19,797	1,059,823
Net change in unrealized appreciation (depreciation)	31,015,331	2,172,416	264,926	21,008,317
Net realized and unrealized gain	32,189,676	1,493,875	717,816	37,719,202
Increase in net assets resulting from operations	$40,991,674	$2,091,013	$986,968	$52,370,006

See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$207,316	$15,035,087	$142,000	$8,912,128
Dividends from unaffiliated underlying funds	11,431	930,521	12,017	933,217
Total investment income	218,747	15,965,608	154,017	9,845,345
EXPENSES:
Investment management fees	19,186	1,862,706	15,773	1,345,577
Distribution and shareholder service fees:
Class ADV	21,360	1,397,957	19,009	918,730
Class S	7,079	901,342	4,674	640,887
Class S2	934	93,598	551	56,642
Class T	49	5,253	56	2,813
Transfer agent fees	486	1,313	435	935
Shareholder reporting expense	2,538	45,750	3,081	37,000
Professional fees	8,824	91,374	8,982	66,149
Custody and accounting expense	787	65,400	683	48,342
Directors fees	270	26,430	219	18,817
Miscellaneous expense	9,800	56,916	9,523	36,693
Interest expense	—	135	—	20
Total expenses	71,313	4,548,174	62,986	3,172,605
Net waived and reimbursed fees	(26,875)	(729,076)	(26,885)	(416,938)
Net expenses	44,438	3,819,098	36,101	2,755,667
Net investment income	174,309	12,146,510	117,916	7,089,678
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(13,983)	(7,744,179)	(4,560)	(5,727,264)
Sale of unaffiliated underlying funds	10,251	(699,021)	9,826	(965,688)
Capital gain distributions from affiliated underlying funds	319,093	29,059,473	282,751	22,115,490
Futures	(4,234)	(2,747,900)	(4,234)	(1,925,431)
Net realized gain	311,127	17,868,373	283,783	13,497,107
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	229,102	19,777,978	191,651	13,577,801
Unaffiliated underlying funds	(1,581)	2,413,182	60,345	4,559,006
Net change in unrealized appreciation (depreciation)	227,521	22,191,160	251,996	18,136,807
Net realized and unrealized gain	538,648	40,059,533	535,779	31,633,914
Increase in net assets resulting from operations	$712,957	$52,206,043	$653,695	$38,723,592

See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$77,995	$1,960,292	$32,390
Dividends from unaffiliated underlying funds	8,254	176,318	3,414
Total investment income	86,249	2,136,610	35,804
EXPENSES:
Investment management fees	9,237	283,668	3,850
Distribution and shareholder service fees:
Class ADV	10,575	206,517	3,576
Class S	2,841	119,188	1,111
Class S2	358	13,106	144
Class T	49	121	22
Transfer agent fees	263	1,028	2,017
Shareholder reporting expense	3,012	11,926	2,059
Professional fees	8,725	20,862	7,837
Custody and accounting expense	678	12,219	113
Directors fees	127	3,986	53
Offering expense	—	—	1,477
Miscellaneous expense	8,896	13,179	8,821
Total expenses	44,761	685,800	31,080
Net waived and reimbursed fees	(23,311)	(93,134)	(22,838)
Net expenses	21,450	592,666	8,242
Net investment income	64,799	1,543,944	27,562
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(14,997)	(4,020,350)	12,613
Sale of unaffiliated underlying funds	5,781	(194,841)	2,586
Capital gain distributions from affiliated underlying funds	154,912	4,856,041	67,466
Futures	(2,117)	(386,537)	—
Net realized gain	143,579	254,313	82,665
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	150,852	6,059,972	52,015
Unaffiliated underlying funds	30,975	914,787	13,433
Net change in unrealized appreciation (depreciation)	181,827	6,974,759	65,448
Net realized and unrealized gain	325,406	7,229,072	148,113
Increase in net assets resulting from operations	$390,205	$8,773,016	$175,675

See Accompanying Notes to Financial Statements
38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$64,695	$37,990	$694,394	$574,191
Net realized gain (loss)	(8,314)	194,126	403,647	3,361,626
Net change in unrealized appreciation (depreciation)	389,968	(363,437)	1,634,780	(4,226,720)
Increase (decrease) in net assets resulting from operations	446,349	(131,321)	2,732,821	(290,903)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(23,934)	(47,203)	(410,012)	(724,136)
Class I	(2,335)	(2,457)	(2,354)	(1,464)
Class R6	(957)	—	(20,744)	—
Class S	(48,921)	(44,857)	(525,795)	(676,369)
Class S2	(3,605)	(2,927)	(11,571)	(16,597)
Net realized gains:
Class ADV	(123,049)	(96,240)	(1,429,535)	(2,180,551)
Class I	(7,887)	(4,428)	(6,154)	(3,705)
Class R6	(3,226)	—	(54,237)	—
Class S	(182,612)	(85,945)	(1,528,071)	(1,860,233)
Class S2	(14,026)	(5,577)	(36,902)	(49,700)
Total distributions	(410,552)	(289,634)	(4,025,375)	(5,512,755)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,630,137	3,899,642	14,742,333	5,899,791
Reinvestment of distributions	410,552	289,634	4,025,375	5,512,755
	4,040,689	4,189,276	18,767,708	11,412,546
Cost of shares redeemed	(1,371,169)	(2,325,550)	(16,023,486)	(9,400,747)
Net increase in net assets resulting from capital share transactions	2,669,520	1,863,726	2,744,222	2,011,799
Net increase (decrease) in net assets	2,705,317	1,442,771	1,451,668	(3,791,859)
NET ASSETS:
Beginning of year or period	5,107,280	3,664,509	48,267,088	52,058,947
End of year or period	$7,812,597	$5,107,280	$49,718,756	$48,267,088
Undistributed net investment income at end of year or period	$65,132	$79,719	$809,692	$969,949

See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$299,116	$240,782	$8,636,813	$4,565,044
Net realized gain (loss)	(66,340)	306,825	(200,701)	4,801,141
Net change in unrealized appreciation (depreciation)	651,291	(642,838)	15,021,804	(14,960,555)
Increase (decrease) in net assets resulting from operations	884,067	(95,231)	23,457,916	(5,594,370)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(150,115)	(263,669)	(2,150,558)	(1,908,525)
Class I	(628)	(369)	(1,212,513)	(694,006)
Class R6	(8,166)	—	—	—
Class S	(136,481)	(164,946)	(2,220,269)	(1,447,689)
Class S2	(9,380)	(10,087)	(138,417)	(107,320)
Class T	—	—	—	(1,719)
Net realized gains:
Class ADV	(206,616)	(339,072)	(2,591,594)	(2,774,895)
Class I	(635)	(391)	(1,083,900)	(816,284)
Class R6	(8,257)	—	—	—
Class S	(153,138)	(190,593)	(2,268,074)	(1,876,766)
Class S2	(10,919)	(12,061)	(155,401)	(146,501)
Class T	—	—	(2,132)	(3,225)
Total distributions	(684,335)	(981,188)	(11,822,858)	(9,776,930)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,259,688	2,704,514	32,380,433	24,468,475
Proceeds from shares issued in merger (Note 11)	—	—	—	502,116,080
Reinvestment of distributions	684,168	980,967	11,822,858	9,776,930
	4,943,856	3,685,481	44,203,291	536,361,485
Cost of shares redeemed	(3,277,607)	(5,820,892)	(158,926,207)	(100,672,020)
Net increase (decrease) in net assets resulting from capital share transactions	1,666,249	(2,135,411)	(114,722,916)	435,689,465
Net increase (decrease) in net assets	1,865,981	(3,211,830)	(103,087,858)	420,318,165
NET ASSETS:
Beginning of year or period	14,503,622	17,715,452	588,755,515	168,437,350
End of year or period	$16,369,603	$14,503,622	$485,667,657	$588,755,515
Undistributed net investment income at end of year or period	$341,095	$304,540	$9,866,359	$5,704,462

See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$8,801,998	$5,540,845	$597,138	$533,264
Net realized gain (loss)	1,174,345	10,904,776	(678,541)	2,219,539
Net change in unrealized appreciation (depreciation)	31,015,331	(47,890,854)	2,172,416	(2,910,960)
Increase (decrease) in net assets resulting from operations	40,991,674	(31,445,233)	2,091,013	(158,157)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(212,822)	(571,200)	(274,375)	(574,383)
Class I	(53,499)	(2,819)	(1,055)	(1,147)
Class R6	(1,403)	—	(203)	—
Class S	(8,226,554)	(316,380)	(513,040)	(563,437)
Class S2	(8,934)	(28,735)	(18,457)	(25,478)
Net realized gains:
Class ADV	(395,963)	(2,042,964)	(828,646)	(1,294,485)
Class I	(62,404)	(8,662)	(2,273)	(2,177)
Class R6	(1,637)	—	(437)	—
Class S	(10,441,172)	(1,067,852)	(1,219,917)	(1,180,760)
Class S2	(14,815)	(96,371)	(47,298)	(53,881)
Total distributions	(19,419,203)	(4,134,983)	(2,905,701)	(3,695,748)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,405,648	8,915,955	6,036,432	8,095,674
Proceeds from shares issued in merger (Note 11)	—	812,445,061	—	—
Reinvestment of distributions	19,419,203	4,134,983	2,905,701	3,695,748
	30,824,851	825,495,999	8,942,133	11,791,422
Cost of shares redeemed	(115,010,937)	(66,302,153)	(15,464,819)	(9,954,124)
Net increase (decrease) in net assets resulting from capital share transactions	(84,186,086)	759,193,846	(6,522,686)	1,837,298
Net increase (decrease) in net assets	(62,613,615)	723,613,630	(7,337,374)	(2,016,607)
NET ASSETS:
Beginning of year or period	755,810,131	32,196,501	42,872,314	44,888,921
End of year or period	$693,196,516	$755,810,131	$35,534,940	$42,872,314
Undistributed net investment income at end of year or period	$9,726,651	$8,487,428	$692,402	$806,668

See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2020 Portfolio		Voya Solution 2025 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$269,152	$57,081	$14,650,804	$12,142,052
Net realized gain	452,890	62,041	16,710,885	79,656,406
Net change in unrealized appreciation (depreciation)	264,926	(114,868)	21,008,317	(91,093,462)
Increase in net assets resulting from operations	986,968	4,254	52,370,006	704,996
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(30,050)	(13,688)	(5,850,591)	(10,970,091)
Class I	(17,525)	(195)	(5,020,661)	(7,433,439)
Class S	(23,360)	(183)	(8,047,201)	(14,388,544)
Class S2	(683)	(176)	(504,984)	(911,625)
Class T	—	(169)	(12,925)	(10,324)
Net realized gains:
Class ADV	(39,585)	(18,880)	(25,793,205)	(38,955,867)
Class I	(19,182)	(238)	(16,534,468)	(21,794,551)
Class S	(26,838)	(238)	(30,295,541)	(45,794,442)
Class S2	(970)	(238)	(2,072,239)	(3,108,350)
Class T	(28)	(238)	(62,642)	(87,705)
Total distributions	(158,221)	(34,243)	(94,194,457)	(143,454,938)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,178,235	10,083,488	77,865,505	118,002,074
Reinvestment of distributions	158,203	32,574	94,194,456	143,454,938
	21,336,438	10,116,062	172,059,961	261,457,012
Cost of shares redeemed	(9,430,029)	(1,291,607)	(243,406,338)	(264,465,132)
Net increase (decrease) in net assets resulting from capital share transactions	11,906,409	8,824,455	(71,346,377)	(3,008,120)
Net increase (decrease) in net assets	12,735,156	8,794,466	(113,170,828)	(145,758,062)
NET ASSETS:
Beginning of year or period	9,441,524	647,058	1,009,200,112	1,154,958,174
End of year or period	$22,176,680	$9,441,524	$896,029,284	$1,009,200,112
Undistributed net investment income at end of year or period	$315,292	$71,599	$17,184,274	$19,413,501

See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2030 Portfolio		Voya Solution 2035 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$174,309	$27,284	$12,146,510	$10,849,741
Net realized gain	311,127	32,015	17,868,373	82,911,381
Net change in unrealized appreciation (depreciation)	227,521	(68,356)	22,191,160	(97,689,028)
Increase (decrease) in net assets resulting from operations	712,957	(9,057)	52,206,043	(3,927,906)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16,483)	(3,964)	(5,125,743)	(9,275,972)
Class I	(5,762)	(1,232)	(5,348,117)	(8,012,932)
Class S	(11,238)	(51)	(7,573,427)	(13,253,942)
Class S2	(1,455)	(48)	(448,201)	(727,376)
Class T	—	(39)	(7,825)	(15,578)
Net realized gains:
Class ADV	(22,721)	(11,578)	(24,216,893)	(38,056,781)
Class I	(7,039)	(2,860)	(19,033,957)	(27,087,345)
Class S	(14,220)	(169)	(30,708,986)	(48,462,268)
Class S2	(1,785)	(169)	(1,959,015)	(2,896,790)
Class T	(26)	(169)	(50,073)	(100,161)
Total distributions	(80,729)	(20,279)	(94,472,237)	(147,889,145)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,162,825	4,050,320	84,881,033	132,031,334
Reinvestment of distributions	80,678	19,396	94,472,237	147,889,145
	14,243,503	4,069,716	179,353,270	279,920,479
Cost of shares redeemed	(3,898,412)	(284,913)	(210,855,745)	(241,552,464)
Net increase (decrease) in net assets resulting from capital share transactions	10,345,091	3,784,803	(31,502,475)	38,368,015
Net increase (decrease) in net assets	10,977,319	3,755,467	(73,768,669)	(113,449,036)
NET ASSETS:
Beginning of year or period	3,929,125	173,658	927,677,367	1,041,126,403
End of year or period	$14,906,444	$3,929,125	$853,908,698	$927,677,367
Undistributed net investment income at end of year or period	$199,946	$34,930	$13,786,106	$18,484,561

See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2040 Portfolio		Voya Solution 2045 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$117,916	$24,315	$7,089,678	$5,873,825
Net realized gain	283,783	27,859	13,497,107	59,565,361
Net change in unrealized appreciation (depreciation)	251,996	(57,581)	18,136,807	(70,781,842)
Increase (decrease) in net assets resulting from operations	653,695	(5,407)	38,723,592	(5,342,656)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16,429)	(19,082)	(2,509,631)	(5,806,658)
Class I	(7,933)	(119)	(3,442,244)	(5,832,169)
Class S	(11,673)	(104)	(4,215,034)	(8,956,275)
Class S2	(846)	(100)	(205,558)	(423,849)
Class T	(9)	(88)	(4,674)	(5,671)
Net realized gains:
Class ADV	(36,813)	(37,793)	(16,558,058)	(31,366,475)
Class I	(13,678)	(209)	(15,825,344)	(25,860,796)
Class S	(20,636)	(209)	(22,768,310)	(43,087,460)
Class S2	(1,485)	(209)	(1,227,821)	(2,223,782)
Class T	(65)	(209)	(34,121)	(56,087)
Total distributions	(109,567)	(58,122)	(66,790,795)	(123,619,222)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,328,998	3,416,687	74,260,683	104,390,931
Reinvestment of distributions	109,464	56,880	66,790,795	123,619,222
	10,438,462	3,473,567	141,051,478	228,010,153
Cost of shares redeemed	(3,126,569)	(788,865)	(145,774,446)	(168,987,078)
Net increase (decrease) in net assets resulting from capital share transactions	7,311,893	2,684,702	(4,722,968)	59,023,075
Net increase (decrease) in net assets	7,856,021	2,621,173	(32,790,171)	(69,938,803)
NET ASSETS:
Beginning of year or period	3,340,369	719,196	650,702,536	720,641,339
End of year or period	$11,196,390	$3,340,369	$617,912,365	$650,702,536
Undistributed net investment income at end of year or period	$130,837	$35,885	$7,128,010	$10,360,171

See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2050 Portfolio		Voya Solution 2055 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$64,799	$10,652	$1,543,944	$1,056,227
Net realized gain	143,579	21,337	254,313	9,062,866
Net change in unrealized appreciation (depreciation)	181,827	(36,519)	6,974,759	(11,819,562)
Increase (decrease) in net assets resulting from operations	390,205	(4,530)	8,773,016	(1,700,469)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,610)	(9,415)	(475,842)	(927,010)
Class I	(3,867)	(118)	(700,799)	(877,070)
Class S	(5,038)	(104)	(671,361)	(1,196,206)
Class S2	(380)	(99)	(39,938)	(68,106)
Class T	—	(89)	(203)	—
Net realized gains:
Class ADV	(20,068)	(19,432)	(2,731,652)	(3,822,880)
Class I	(7,612)	(221)	(2,812,511)	(3,009,474)
Class S	(10,258)	(221)	(3,164,455)	(4,426,890)
Class S2	(798)	(221)	(207,570)	(268,925)
Class T	(49)	(221)	(1,005)	(628)
Total distributions	(55,680)	(30,141)	(10,805,336)	(14,597,189)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,583,275	1,558,673	41,346,741	49,522,854
Reinvestment of distributions	55,596	28,852	10,805,337	14,597,187
	6,638,871	1,587,525	52,152,078	64,120,041
Cost of shares redeemed	(1,867,857)	(247,971)	(36,891,031)	(29,052,084)
Net increase in net assets resulting from capital share transactions	4,771,014	1,339,554	15,261,047	35,067,957
Net increase in net assets	5,105,539	1,304,883	13,228,727	18,770,299
NET ASSETS:
Beginning of year or period	1,678,233	373,350	128,397,672	109,627,373
End of year or period	$6,783,772	$1,678,233	$141,626,399	$128,397,672
Undistributed net investment income at end of year or period	$64,080	$15,896	$1,560,825	$1,887,097

See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2060 Portfolio
	Year Ended December 31, 2016	February 9, 2015(1) to December 31, 2015
FROM OPERATIONS:
Net investment income	$27,562	$4,755
Net realized gain	82,665	12,229
Net change in unrealized appreciation (depreciation)	65,448	(10,053)
Increase in net assets resulting from operations	175,675	6,931
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,173)	—
Class I	(2,369)	—
Class S	(1,737)	—
Class S2	(167)	—
Class T	(9)	—
Net realized gains:
Class ADV	(5,282)	—
Class I	(3,922)	—
Class S	(2,891)	—
Class S2	(282)	—
Class T	(18)	—
Total distributions	(19,850)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,046,992	749,836
Reinvestment of distributions	19,850	—
	3,066,842	749,836
Cost of shares redeemed	(1,027,327)	(80,599)
Net increase in net assets resulting from capital share transactions	2,039,515	669,237
Net increase in net assets	2,195,340	676,168
NET ASSETS:
Beginning of year or period	676,168	—
End of year or period	$2,871,508	$676,168
Undistributed net investment income at end of year or period	$26,736	$6,453

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
46

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-16	11.35	0.08	0.63	0.71	0.12	0.61	—	0.73	—	11.33	6.41	1.04	0.68	0.68	0.77	2,520	61
12-31-15	12.13	0.06•	(0.19)	(0.13)	0.21	0.44	—	0.65	—	11.35	(1.32)	0.94	0.68	0.68	0.53	2,383	78
12-31-14	11.55	0.13•	0.57	0.70	0.06	0.06	—	0.12	—	12.13	6.10	1.26	0.65	0.65	1.12	2,180	70
05-01-13(5) - 12-31-13	10.00	0.19•	1.36	1.55	—	—	—	—	—	11.55	15.50	12.00	0.56	0.56	2.55	496	35
Class I
12-31-16	11.57	0.17•	0.61	0.78	0.18	0.61	—	0.79	—	11.56	6.93	0.54	0.18	0.18	1.53	258	61
12-31-15	12.32	0.19•	(0.26)	(0.07)	0.24	0.44	—	0.68	—	11.57	(0.83)	0.44	0.18	0.18	1.56	138	78
12-31-14	11.65	0.24•	0.52	0.76	0.03	0.06	—	0.09	—	12.32	6.56	0.76	0.15	0.15	2.01	12	70
05-01-13(5) - 12-31-13	10.00	0.29•	1.36	1.65	—	—	—	—	—	11.65	16.50	11.50	0.06	0.06	3.99	4	35
Class R6
05-02-16(5) - 12-31-16	11.66	0.44•	0.25	0.69	0.18	0.61	—	0.79	—	11.56	6.11	0.54	0.18	0.18	5.93	659	61
Class S
12-31-16	11.46	0.12•	0.63	0.75	0.16	0.61	—	0.77	—	11.44	6.75	0.79	0.43	0.43	1.08	3,954	61
12-31-15	12.23	0.13•	(0.23)	(0.10)	0.23	0.44	—	0.67	—	11.46	(1.12)	0.69	0.43	0.43	1.04	2,417	78
12-31-14	11.63	0.11•	0.61	0.72	0.06	0.06	—	0.12	—	12.23	6.25	1.01	0.40	0.40	0.92	1,395	70
05-01-13(5) - 12-31-13	10.00	0.28•	1.35	1.63	—	—	—	—	—	11.63	16.30	11.75	0.31	0.31	3.73	591	35
Class S2
12-31-16	11.36	0.13•	0.60	0.73	0.16	0.61	—	0.77	—	11.32	6.57	0.97	0.58	0.58	1.15	422	61
12-31-15	12.14	0.11•	(0.22)	(0.11)	0.23	0.44	—	0.67	—	11.36	(1.20)	0.94	0.58	0.58	0.93	169	78
12-31-14	11.56	0.18•	0.51	0.69	0.05	0.06	—	0.11	—	12.14	6.04	1.26	0.55	0.55	1.54	78	70
05-01-13(5) - 12-31-13	10.00	0.23•	1.33	1.56	—	—	—	—	—	11.56	15.60	12.00	0.46	0.46	3.12	38	35
Voya Solution Balanced Portfolio
Class ADV
12-31-16	9.39	0.12•	0.44	0.56	0.20	0.69	—	0.89	—	9.06	6.08	0.78	0.64	0.64	1.25	18,215	78
12-31-15	10.57	0.10•	(0.14)	(0.04)	0.28	0.86	—	1.14	—	9.39	(0.72)	0.78	0.65	0.65	0.97	25,079	49
12-31-14	10.88	0.12	0.52	0.64	0.20	0.75	—	0.95	—	10.57	6.14	0.78	0.64	0.64	1.09	28,237	61
12-31-13	9.84	0.10•	1.38	1.48	0.20	0.24	—	0.44	—	10.88	15.39	0.78	0.63	0.63	0.97	27,369	78
12-31-12	8.84	0.14•	1.03	1.17	0.14	0.03	—	0.17	—	9.84	13.35	0.71	0.62	0.62	1.44	24,244	75
See Accompanying Notes to Financial Statements
47

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio (continued)
Class I
12-31-16	9.72	0.28•	0.35	0.63	0.26	0.69	—	0.95	—	9.40	6.69	0.28	0.14	0.14	3.03	2,092	78
12-31-15	10.90	0.18•	(0.16)	0.02	0.34	0.86	—	1.20	—	9.72	(0.19)	0.28	0.15	0.15	1.72	59	49
12-31-14	11.19	0.27•	0.45	0.72	0.26	0.75	—	1.01	—	10.90	6.66	0.28	0.14	0.14	2.53	23	61
12-31-13	10.10	0.16	1.42	1.58	0.25	0.24	—	0.49	—	11.19	15.93	0.28	0.13	0.13	1.49	1	78
12-31-12	9.05	0.18	1.06	1.24	0.16	0.03	—	0.19	—	10.10	13.86	0.21	0.12	0.12	1.85	1	75
Class R6
05-02-16(5) - 12-31-16	9.89	0.23•	0.22	0.45	0.26	0.69	—	0.95	—	9.39	4.75	0.28	0.14	0.14	3.74	2,412	78
Class S
12-31-16	9.52	0.16	0.43	0.59	0.24	0.69	—	0.93	—	9.18	6.32	0.53	0.39	0.39	1.63	25,331	78
12-31-15	10.70	0.13	(0.14)	(0.01)	0.31	0.86	—	1.17	—	9.52	(0.46)	0.53	0.40	0.40	1.28	22,552	49
12-31-14	11.01	0.16	0.51	0.67	0.23	0.75	—	0.98	—	10.70	6.34	0.53	0.39	0.39	1.35	23,128	61
12-31-13	9.95	0.13•	1.39	1.52	0.22	0.24	—	0.46	—	11.01	15.65	0.53	0.38	0.38	1.24	23,012	78
12-31-12	8.92	0.16•	1.05	1.21	0.15	0.03	—	0.18	—	9.95	13.71	0.46	0.37	0.37	1.70	18,349	75
Class S2
12-31-16	9.50	0.18•	0.39	0.57	0.22	0.69	—	0.91	—	9.16	6.10	0.71	0.54	0.54	1.96	1,668	78
12-31-15	10.67	0.11•	(0.13)	(0.02)	0.29	0.86	—	1.15	—	9.50	(0.60)	0.78	0.55	0.55	1.06	578	49
12-31-14	10.95	0.12•	0.54	0.66	0.19	0.75	—	0.94	—	10.67	6.22	0.78	0.54	0.54	1.06	671	61
12-31-13	9.90	0.11•	1.39	1.50	0.21	0.24	—	0.45	—	10.95	15.51	0.78	0.53	0.53	1.06	1,103	78
12-31-12	8.88	0.17•	1.02	1.19	0.14	0.03	—	0.17	—	9.90	13.54	0.71	0.52	0.52	1.75	1,022	75
Voya Solution Conservative Portfolio
Class ADV
12-31-16	10.45	0.20	0.40	0.60	0.19	0.26	—	0.45	—	10.60	5.76	0.85	0.62	0.62	1.79	8,524	58
12-31-15	11.15	0.14•	(0.22)	(0.08)	0.27	0.35	—	0.62	—	10.45	(0.76)	0.83	0.61	0.61	1.29	8,595	51
12-31-14	11.42	0.17	0.30	0.47	0.27	0.47	—	0.74	—	11.15	4.20	0.81	0.58	0.58	1.62	11,527	54
12-31-13	11.22	0.17•	0.43	0.60	0.29	0.11	—	0.40	—	11.42	5.40	0.85	0.60	0.60	1.50	10,870	72
12-31-12	10.44	0.24•	0.82	1.06	0.28	—	—	0.28	—	11.22	10.19	0.75	0.62	0.62	2.19	9,541	69
Class I
12-31-16	10.60	0.29•	0.37	0.66	0.26	0.26	—	0.52	—	10.74	6.24	0.35	0.12	0.12	2.67	109	58
12-31-15	11.30	0.21•	(0.23)	(0.02)	0.33	0.35	—	0.68	—	10.60	(0.23)	0.33	0.11	0.11	1.86	13	51
12-31-14	11.57	0.25•	0.27	0.52	0.32	0.47	—	0.79	—	11.30	4.63	0.31	0.08	0.08	2.19	10	54
12-31-13	11.34	0.23	0.44	0.67	0.33	0.11	—	0.44	—	11.57	6.02	0.35	0.10	0.10	1.99	3	72
12-31-12	10.54	0.29•	0.82	1.11	0.31	—	—	0.31	—	11.34	10.60	0.25	0.12	0.12	2.61	3	69
Class R6
05-02-16(5) - 12-31-16	10.98	0.20•	0.08	0.28	0.26	0.26	—	0.52	—	10.74	2.57	0.35	0.12	0.12	2.81	718	58
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio (continued)
Class S
12-31-16	10.52	0.22•	0.41	0.63	0.23	0.26	—	0.49	—	10.66	6.04	0.60	0.37	0.37	2.02	6,513	58
12-31-15	11.22	0.17	(0.21)	(0.04)	0.31	0.35	—	0.66	—	10.52	(0.48)	0.58	0.36	0.36	1.61	5,539	51
12-31-14	11.49	0.21•	0.29	0.50	0.30	0.47	—	0.77	—	11.22	4.40	0.56	0.33	0.33	1.86	5,867	54
12-31-13	11.27	0.20•	0.44	0.64	0.31	0.11	—	0.42	—	11.49	5.77	0.60	0.35	0.35	1.74	6,168	72
12-31-12	10.49	0.28•	0.80	1.08	0.30	—	—	0.30	—	11.27	10.34	0.50	0.37	0.37	2.51	5,285	69
Class S2
12-31-16	10.46	0.21•	0.40	0.61	0.22	0.26	—	0.48	—	10.59	5.90	0.78	0.52	0.52	1.94	506	58
12-31-15	11.17	0.16•	(0.22)	(0.06)	0.30	0.35	—	0.65	—	10.46	(0.67)	0.83	0.51	0.51	1.43	357	51
12-31-14	11.44	0.18	0.30	0.48	0.28	0.47	—	0.75	—	11.17	4.28	0.81	0.48	0.48	1.70	312	54
12-31-13	11.23	0.18•	0.44	0.62	0.30	0.11	—	0.41	—	11.44	5.59	0.85	0.50	0.50	1.60	298	72
12-31-12	10.46	0.29•	0.77	1.06	0.29	—	—	0.29	—	11.23	10.23	0.75	0.52	0.52	2.61	298	69
Voya Solution Income Portfolio
Class ADV
12-31-16	10.88	0.16•	0.31	0.47	0.11	0.13	—	0.24	—	11.11	4.26	0.75	0.62	0.62	1.41	205,103	46
12-31-15	11.61	0.13•	(0.15)	(0.02)	0.29	0.42	—	0.71	—	10.88	(0.30)	0.73	0.63	0.63	1.16	248,968	31
12-31-14	11.26	0.15•	0.47	0.62	0.27	—	—	0.27	—	11.61	5.53	0.75	0.62	0.62	1.33	84,286	47
12-31-13	10.89	0.13•	0.59	0.72	0.35	—	—	0.35	—	11.26	6.68	0.74	0.63	0.63	1.19	94,068	70
12-31-12	10.40	0.20•	0.78	0.98	0.49	—	—	0.49	—	10.89	9.57	0.70	0.62	0.62	1.82	111,796	71
Class I
12-31-16	11.12	0.22•	0.31	0.53	0.14	0.13	—	0.27	—	11.38	4.78	0.25	0.12	0.12	1.91	82,426	46
12-31-15	11.86	0.19•	(0.15)	0.04	0.36	0.42	—	0.78	—	11.12	0.20	0.23	0.13	0.13	1.72	98,321	31
12-31-14	11.51	0.22•	0.47	0.69	0.34	—	—	0.34	—	11.86	6.02	0.25	0.12	0.12	1.85	23,178	47
12-31-13	11.12	0.19•	0.61	0.80	0.41	—	—	0.41	—	11.51	7.30	0.24	0.13	0.13	1.70	24,937	70
12-31-12	10.61	0.24	0.82	1.06	0.55	—	—	0.55	—	11.12	10.12	0.20	0.12	0.12	2.32	25,403	71
Class S
12-31-16	11.04	0.19•	0.31	0.50	0.13	0.13	—	0.26	—	11.28	4.47	0.50	0.37	0.37	1.66	186,264	46
12-31-15	11.76	0.16•	(0.14)	0.02	0.32	0.42	—	0.74	—	11.04	0.10	0.48	0.38	0.38	1.43	225,274	31
12-31-14	11.41	0.19•	0.46	0.65	0.30	—	—	0.30	—	11.76	5.76	0.50	0.37	0.37	1.59	56,602	47
12-31-13	11.03	0.16•	0.60	0.76	0.38	—	—	0.38	—	11.41	6.97	0.49	0.38	0.38	1.46	62,431	70
12-31-12	10.53	0.22•	0.80	1.02	0.52	—	—	0.52	—	11.03	9.77	0.45	0.37	0.37	2.02	68,703	71
Class S2
12-31-16	10.77	0.16•	0.30	0.46	0.11	0.13	—	0.24	—	10.99	4.28	0.68	0.52	0.52	1.49	11,670	46
12-31-15	11.50	0.14•	(0.14)	0.00*	0.31	0.42	—	0.73	—	10.77	(0.13)	0.73	0.53	0.53	1.27	15,377	31
12-31-14	11.15	0.16•	0.46	0.62	0.27	—	—	0.27	—	11.50	5.61	0.75	0.52	0.52	1.42	4,281	47
12-31-13	10.79	0.14•	0.59	0.73	0.37	—	—	0.37	—	11.15	6.85	0.74	0.53	0.53	1.28	5,274	70
12-31-12	10.32	0.21•	0.77	0.98	0.51	—	—	0.51	—	10.79	9.62	0.70	0.52	0.52	2.00	5,889	71
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio (continued)
Class T
12-31-16	11.39	0.11•	0.36	0.47	—	0.13	—	0.13	—	11.73	4.11	0.97	0.82	0.82	0.92	205	46
12-31-15	12.07	0.13•	(0.17)	(0.04)	0.22	0.42	—	0.64	—	11.39	(0.40)	0.98	0.83	0.83	1.09	815	31
12-31-14	11.67	0.13•	0.48	0.61	0.21	—	—	0.21	—	12.07	5.22	1.00	0.82	0.82	1.05	91	47
12-31-13	11.29	0.12•	0.61	0.73	0.35	—	—	0.35	—	11.67	6.55	0.99	0.83	0.83	1.00	193	70
12-31-12	10.70	0.19•	0.80	0.99	0.40	—	—	0.40	—	11.29	9.29	0.95	0.82	0.82	1.69	259	71
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-16	11.23	0.11•	0.56	0.67	0.10	0.18	—	0.28	—	11.62	6.00	0.75	0.70	0.70	0.95	24,645	52
12-31-15	13.03	0.11•	(0.22)	(0.11)	0.37	1.32	—	1.69	—	11.23	(1.42)	0.74	0.69	0.69	0.94	31,416	26
12-31-14	13.38	0.12•	0.67	0.79	0.20	0.94	—	1.14	—	13.03	6.09	0.78	0.67	0.67	0.89	20,020	71
12-31-13	11.61	0.10•	2.23	2.33	0.21	0.35	—	0.56	—	13.38	20.42	0.80	0.63	0.63	0.78	16,945	79
12-31-12	10.25	0.11•	1.42	1.53	0.12	0.05	—	0.17	—	11.61	15.07	0.73	0.62	0.62	0.98	13,603	70
Class I
12-31-16	11.44	0.17	0.55	0.72	0.15	0.18	—	0.33	—	11.83	6.40	0.25	0.20	0.20	1.55	4,334	52
12-31-15	13.23	0.23•	(0.27)	(0.04)	0.43	1.32	—	1.75	—	11.44	(0.85)	0.24	0.19	0.19	2.00	4,035	26
12-31-14	13.56	0.31•	0.56	0.87	0.26	0.94	—	1.20	—	13.23	6.60	0.28	0.17	0.17	2.39	56	71
12-31-13	11.74	0.15	2.28	2.43	0.26	0.35	—	0.61	—	13.56	21.10	0.30	0.13	0.13	1.19	4	79
12-31-12	10.34	0.16	1.44	1.60	0.15	0.05	—	0.20	—	11.74	15.62	0.23	0.12	0.12	1.42	4	70
Class R6
05-02-16(5) - 12-31-16	11.56	0.39•	0.20	0.59	0.15	0.18	—	0.33	—	11.82	5.21	0.25	0.20	0.20	5.04	1,287	52
Class S
12-31-16	11.34	0.14•	0.55	0.69	0.14	0.18	—	0.32	—	11.71	6.17	0.50	0.45	0.45	1.25	661,798	52
12-31-15	13.13	0.21•	(0.29)	(0.08)	0.39	1.32	—	1.71	—	11.34	(1.15)	0.49	0.44	0.44	1.81	719,319	26
12-31-14	13.47	0.15	0.68	0.83	0.23	0.94	—	1.17	—	13.13	6.33	0.53	0.42	0.42	1.04	11,315	71
12-31-13	11.67	0.12•	2.27	2.39	0.24	0.35	—	0.59	—	13.47	20.84	0.55	0.38	0.38	0.96	11,871	79
12-31-12	10.30	0.14•	1.42	1.56	0.14	0.05	—	0.19	—	11.67	15.28	0.48	0.37	0.37	1.29	9,256	70
Class S2
12-31-16	11.32	0.13	0.54	0.67	0.11	0.18	—	0.29	—	11.70	5.97	0.68	0.60	0.60	1.14	1,132	52
12-31-15	13.12	0.12•	(0.21)	(0.09)	0.39	1.32	—	1.71	—	11.32	(1.21)	0.74	0.59	0.59	0.98	1,040	26
12-31-14	13.50	0.14•	0.67	0.81	0.25	0.94	—	1.19	—	13.12	6.17	0.78	0.57	0.57	1.08	806	71
12-31-13	11.72	0.17•	2.19	2.36	0.23	0.35	—	0.58	—	13.50	20.56	0.80	0.53	0.53	1.34	284	79
12-31-12	10.30	0.14•	1.41	1.55	0.08	0.05	—	0.13	—	11.72	15.18	0.73	0.52	0.52	1.27	84	70
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-16	9.51	0.13•	0.40	0.53	0.20	0.60	—	0.80	—	9.24	5.64	0.80	0.64	0.64	1.35	13,487	65
12-31-15	10.45	0.10	(0.14)	(0.04)	0.28	0.62	—	0.90	—	9.51	(0.60)	0.78	0.66	0.66	1.09	22,005	58
12-31-14	10.80	0.15	0.39	0.54	0.23	0.66	—	0.89	—	10.45	5.20	0.78	0.65	0.65	1.30	21,659	66
12-31-13	10.42	0.13•	0.81	0.94	0.27	0.29	—	0.56	—	10.80	9.27	0.79	0.62	0.62	1.23	21,918	85
12-31-12	9.55	0.18•	0.94	1.12	0.19	0.06	—	0.25	—	10.42	11.79	0.70	0.62	0.62	1.74	22,425	85
Class I
12-31-16	9.93	0.19	0.41	0.60	0.28	0.60	—	0.88	—	9.65	6.12	0.30	0.14	0.14	1.93	33	65
12-31-15	10.87	0.16	(0.15)	0.01	0.33	0.62	—	0.95	—	9.93	(0.09)	0.28	0.16	0.16	1.58	36	58
12-31-14	11.20	0.23•	0.39	0.62	0.29	0.66	—	0.95	—	10.87	5.74	0.28	0.15	0.15	2.19	37	66
12-31-13	10.79	0.18	0.84	1.02	0.32	0.29	—	0.61	—	11.20	9.70	0.29	0.12	0.12	1.66	1	85
12-31-12	9.86	0.23	0.97	1.20	0.21	0.06	—	0.27	—	10.79	12.23	0.20	0.12	0.12	2.16	1	85
Class R6
05-02-16(5) - 12-31-16	10.17	0.36•	(0.01)	0.35	0.28	0.60	—	0.88	—	9.64	3.52	0.30	0.14	0.14	5.68	287	65
Class S
12-31-16	9.73	0.17	0.39	0.56	0.25	0.60	—	0.85	—	9.44	5.87	0.55	0.39	0.39	1.74	20,883	65
12-31-15	10.67	0.14•	(0.16)	(0.02)	0.30	0.62	—	0.92	—	9.73	(0.38)	0.53	0.41	0.41	1.33	20,081	58
12-31-14	11.00	0.17•	0.42	0.59	0.26	0.66	—	0.92	—	10.67	5.58	0.53	0.40	0.40	1.53	22,346	66
12-31-13	10.60	0.16	0.82	0.98	0.29	0.29	—	0.58	—	11.00	9.54	0.54	0.37	0.37	1.43	24,016	85
12-31-12	9.70	0.21•	0.95	1.16	0.20	0.06	—	0.26	—	10.60	11.99	0.45	0.37	0.37	2.02	22,653	85
Class S2
12-31-16	9.64	0.14	0.39	0.53	0.23	0.60	—	0.83	—	9.34	5.62	0.73	0.54	0.54	1.61	845	65
12-31-15	10.59	0.10	(0.13)	(0.03)	0.30	0.62	—	0.92	—	9.64	(0.50)	0.78	0.56	0.56	1.14	751	58
12-31-14	10.93	0.16•	0.41	0.57	0.25	0.66	—	0.91	—	10.59	5.40	0.78	0.55	0.55	1.43	848	66
12-31-13	10.55	0.14•	0.82	0.96	0.29	0.29	—	0.58	—	10.93	9.36	0.79	0.52	0.52	1.26	669	85
12-31-12	9.67	0.23•	0.91	1.14	0.20	0.06	—	0.26	—	10.55	11.85	0.70	0.52	0.52	2.23	712	85
Voya Solution 2020 Portfolio
Class ADV
12-31-16	11.65	0.18•	0.43	0.61	0.05	0.06	—	0.11	—	12.15	5.21	0.86	0.64	0.64	1.53	9,167	84
12-31-15	12.87	0.19•	(0.05)	0.14	0.57	0.79	—	1.36	—	11.65	0.88	1.49	0.63	0.63	1.60	2,853	86
12-31-14	12.19	0.20•	0.53	0.73	0.01	0.04	—	0.05	—	12.87	5.97	4.32	0.63	0.63	1.55	631	32
12-31-13	11.80	0.11•	1.36	1.47	0.29	0.80	—	1.09	0.01	12.19	13.01(a)	89.79	0.63	0.63	0.87	4	68
12-31-12	10.85	0.15	1.12	1.27	0.11	0.21	—	0.32	—	11.80	11.76	45.86	0.62	0.62	1.28	4	72
Class I
12-31-16	11.81	0.26•	0.42	0.68	0.06	0.06	—	0.12	—	12.37	5.73	0.36	0.14	0.14	2.13	6,377	84
12-31-15	13.04	0.32•	(0.11)	0.21	0.65	0.79	—	1.44	—	11.81	1.38	0.99	0.13	0.13	2.76	2,157	86
12-31-14	12.29	0.19	0.60	0.79	—	0.04	—	0.04	—	13.04	6.41	3.82	0.13	0.13	1.52	4	32
12-31-13	11.85	0.17	1.40	1.57	0.34	0.80	—	1.14	0.01	12.29	13.85(a)	89.29	0.13	0.13	1.38	4	68
12-31-12	10.86	0.21	1.12	1.33	0.13	0.21	—	0.34	—	11.85	12.22	45.36	0.12	0.12	1.81	4	72
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2020 Portfolio (continued)
Class S
12-31-16	11.80	0.20•	0.44	0.64	0.05	0.06	—	0.11	—	12.33	5.46	0.61	0.39	0.39	1.65	6,477	84
12-31-15	13.01	0.53•	(0.34)	0.19	0.61	0.79	—	1.40	—	11.80	1.23	1.24	0.38	0.38	4.58	4,145	86
12-31-14	12.30	0.16	0.59	0.75	—	0.04	—	0.04	—	13.01	6.08	4.07	0.38	0.38	1.27	4	32
12-31-13	11.81	0.14	1.39	1.53	0.25	0.80	—	1.05	0.01	12.30	13.47(a)	89.54	0.38	0.38	1.14	4	68
12-31-12	10.85	0.18	1.11	1.29	0.12	0.21	—	0.33	—	11.81	11.90	45.61	0.37	0.37	1.56	4	72
Class S2
12-31-16	11.70	0.14•	0.48	0.62	0.04	0.06	—	0.10	—	12.22	5.33	0.79	0.54	0.54	1.18	148	84
12-31-15	12.91	0.36•	(0.20)	0.16	0.58	0.79	—	1.37	—	11.70	1.08	1.49	0.53	0.53	3.08	283	86
12-31-14	12.23	0.14	0.58	0.72	—	0.04	—	0.04	—	12.91	5.87	4.32	0.53	0.53	1.12	4	32
12-31-13	11.81	0.12	1.40	1.52	0.31	0.80	—	1.11	0.01	12.23	13.39(a)	89.79	0.53	0.53	0.97	4	68
12-31-12	10.85	0.16	1.13	1.29	0.12	0.21	—	0.33	—	11.81	11.88	45.86	0.52	0.52	1.39	4	72
Class T
12-31-16	11.64	0.15•	0.43	0.58	—	0.06	—	0.06	—	12.16	4.99	1.08	0.84	0.84	1.29	8	84
12-31-15	12.87	0.11•	0.01	0.12	0.56	0.79	—	1.35	—	11.64	0.72	1.74	0.83	0.83	0.91	4	86
12-31-14	12.21	0.10	0.60	0.70	—	0.04	—	0.04	—	12.87	5.72	4.57	0.83	0.83	0.81	4	32
12-31-13	11.77	0.08	1.42	1.50	0.27	0.80	—	1.07	0.01	12.21	13.28(a)	90.04	0.83	0.83	0.67	4	68
12-31-12	10.84	0.13	1.12	1.25	0.11	0.21	—	0.32	—	11.77	11.53	46.11	0.82	0.82	1.11	4	72
Voya Solution 2025 Portfolio
Class ADV
12-31-16	11.17	0.14•	0.47	0.61	0.21	0.91	—	1.12	—	10.66	5.53	0.74	0.64	0.64	1.31	302,670	43
12-31-15	12.83	0.11•	(0.09)	0.02	0.37	1.31	—	1.68	—	11.17	(0.26)	0.74	0.65	0.65	0.89	357,443	42
12-31-14	13.06	0.12•	0.54	0.66	0.23	0.66	—	0.89	—	12.83	5.26	0.74	0.63	0.63	0.94	435,280	46
12-31-13	11.48	0.10•	1.73	1.83	0.25	—	—	0.25	—	13.06	16.05	0.74	0.62	0.62	0.85	500,390	72
12-31-12	10.39	0.14•	1.23	1.37	0.28	—	—	0.28	—	11.48	13.24	0.70	0.62	0.62	1.22	494,888	65
Class I
12-31-16	11.44	0.21	0.48	0.69	0.28	0.91	—	1.19	—	10.94	6.13	0.24	0.14	0.14	1.84	193,795	43
12-31-15	13.12	0.18•	(0.10)	0.08	0.45	1.31	—	1.76	—	11.44	0.19	0.24	0.15	0.15	1.44	204,693	42
12-31-14	13.34	0.20•	0.55	0.75	0.31	0.66	—	0.97	—	13.12	5.82	0.24	0.13	0.13	1.47	197,457	46
12-31-13	11.73	0.17•	1.75	1.92	0.31	—	—	0.31	—	13.34	16.54	0.24	0.12	0.12	1.39	225,551	72
12-31-12	10.61	0.20•	1.25	1.45	0.33	—	—	0.33	—	11.73	13.83	0.20	0.12	0.12	1.75	191,144	65
Class S
12-31-16	11.32	0.17•	0.48	0.65	0.24	0.91	—	1.15	—	10.82	5.88	0.49	0.39	0.39	1.58	376,403	43
12-31-15	13.00	0.14•	(0.10)	0.04	0.41	1.31	—	1.72	—	11.32	(0.09)	0.49	0.40	0.40	1.14	418,555	42
12-31-14	13.22	0.16•	0.55	0.71	0.27	0.66	—	0.93	—	13.00	5.58	0.49	0.38	0.38	1.21	486,302	46
12-31-13	11.62	0.14•	1.74	1.88	0.28	—	—	0.28	—	13.22	16.33	0.49	0.37	0.37	1.11	530,013	72
12-31-12	10.52	0.17•	1.23	1.40	0.30	—	—	0.30	—	11.62	13.44	0.45	0.37	0.37	1.48	512,357	65
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio (continued)
Class S2
12-31-16	11.03	0.15•	0.47	0.62	0.22	0.91	—	1.13	—	10.52	5.75	0.67	0.54	0.54	1.39	22,356	43
12-31-15	12.70	0.12•	(0.10)	0.02	0.38	1.31	—	1.69	—	11.03	(0.23)	0.74	0.55	0.55	0.98	27,673	42
12-31-14	12.93	0.13•	0.55	0.68	0.25	0.66	—	0.91	—	12.70	5.40	0.74	0.53	0.53	1.03	35,050	46
12-31-13	11.38	0.11•	1.70	1.81	0.26	—	—	0.26	—	12.93	16.08	0.74	0.52	0.52	0.93	41,255	72
12-31-12	10.32	0.15•	1.21	1.36	0.30	—	—	0.30	—	11.38	13.33	0.70	0.52	0.52	1.40	43,134	65
Class T
12-31-16	11.58	0.14	0.48	0.62	0.19	0.91	—	1.10	—	11.10	5.43	0.96	0.84	0.84	1.14	806	43
12-31-15	13.07	0.09•	(0.12)	(0.03)	0.15	1.31	—	1.46	—	11.58	(0.56)	0.99	0.85	0.85	0.70	837	42
12-31-14	13.29	0.06•	0.60	0.66	0.22	0.66	—	0.88	—	13.07	5.14	0.99	0.83	0.83	0.45	869	46
12-31-13	11.68	0.08•	1.75	1.83	0.22	—	—	0.22	—	13.29	15.75	0.99	0.82	0.82	0.66	2,992	72
12-31-12	10.49	0.11•	1.24	1.35	0.16	—	—	0.16	—	11.68	12.95	0.95	0.82	0.82	0.93	2,737	65
Voya Solution 2030 Portfolio
Class ADV
12-31-16	13.24	0.23•	0.57	0.80	0.04	0.06	—	0.10	—	13.94	6.09	0.95	0.66	0.66	1.71	6,623	67
12-31-15	13.94	0.36•	(0.31)	0.05	0.19	0.56	—	0.75	—	13.24	0.18	2.57	0.66	0.66	2.65	1,569	69
12-31-14	13.23	0.14•	0.69	0.83	0.02	0.10	—	0.12	—	13.94	6.30	8.42	0.66	0.66	0.98	157	136
12-31-13	12.12	0.11	2.06	2.17	0.24	0.84	—	1.08	0.02	13.23	18.66(b)	85.63	0.64	0.64	0.86	4	73
12-31-12	11.06	0.11	1.38	1.49	0.10	0.33	—	0.43	—	12.12	13.48	42.34	0.62	0.62	0.96	4	76
Class I
12-31-16	13.46	0.35•	0.53	0.88	0.05	0.06	—	0.11	—	14.23	6.55	0.45	0.16	0.16	2.54	3,247	67
12-31-15	14.14	0.39•	(0.27)	0.12	0.24	0.56	—	0.80	—	13.46	0.66	2.07	0.16	0.16	2.90	861	69
12-31-14	13.32	0.20	0.72	0.92	—	0.10	—	0.10	—	14.14	6.94	7.92	0.16	0.16	1.50	4	136
12-31-13	12.17	0.18	2.08	2.26	0.29	0.84	—	1.13	0.02	13.32	19.38(b)	85.13	0.14	0.14	1.36	4	73
12-31-12	11.07	0.18	1.37	1.55	0.12	0.33	—	0.45	—	12.17	13.94	41.84	0.12	0.12	1.48	4	76
Class S
12-31-16	13.44	0.27•	0.58	0.85	0.05	0.06	—	0.11	—	14.18	6.32	0.70	0.41	0.41	2.00	4,770	67
12-31-15	14.07	0.49•	(0.39)	0.10	0.17	0.56	—	0.73	—	13.44	0.52	2.32	0.41	0.41	3.69	1,454	69
12-31-14	13.32	0.17	0.68	0.85	—	0.10	—	0.10	—	14.07	6.41	8.17	0.41	0.41	1.25	4	136
12-31-13	12.13	0.14	2.06	2.20	0.19	0.84	—	1.03	0.02	13.32	18.92(b)	85.38	0.39	0.39	1.09	4	73
12-31-12	11.06	0.14	1.37	1.51	0.11	0.33	—	0.44	—	12.13	13.62	42.09	0.37	0.37	1.21	4	76
Class S2
12-31-16	13.30	0.18•	0.64	0.82	0.05	0.06	—	0.11	—	14.01	6.17	0.88	0.56	0.56	1.30	255	67
12-31-15	13.96	0.28•	(0.22)	0.06	0.16	0.56	—	0.72	—	13.30	0.23	2.57	0.56	0.56	2.01	41	69
12-31-14	13.22	0.15	0.69	0.84	—	0.10	—	0.10	—	13.96	6.38	8.42	0.56	0.56	1.10	4	136
12-31-13	12.13	0.12	2.04	2.16	0.25	0.84	—	1.09	0.02	13.22	18.57(b)	85.63	0.54	0.54	0.96	4	73
12-31-12	11.06	0.13	1.38	1.51	0.11	0.33	—	0.44	—	12.13	13.60	42.34	0.52	0.52	1.06	4	76
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio (continued)
Class T
12-31-16	13.27	0.19•	0.58	0.77	—	0.06	—	0.06	—	13.98	5.81	1.17	0.86	0.86	1.43	11	67
12-31-15	13.97	0.13	(0.14)	(0.01)	0.13	0.56	—	0.69	—	13.27	(0.26)	2.82	0.86	0.86	0.92	4	69
12-31-14	13.25	0.11	0.71	0.82	—	0.10	—	0.10	—	13.97	6.22	8.67	0.86	0.86	0.80	4	136
12-31-13	12.09	0.08	2.11	2.19	0.21	0.84	—	1.05	0.02	13.25	18.89(b)	85.88	0.84	0.84	0.66	4	73
12-31-12	11.05	0.09	1.38	1.47	0.10	0.33	—	0.43	—	12.09	13.25	42.59	0.82	0.82	0.74	4	76
Voya Solution 2035 Portfolio
Class ADV
12-31-16	11.27	0.12•	0.53	0.65	0.21	1.00	—	1.21	—	10.71	6.00	0.74	0.66	0.66	1.11	262,148	44
12-31-15	13.22	0.11•	(0.13)	(0.02)	0.38	1.55	—	1.93	—	11.27	(0.77)	0.74	0.67	0.67	0.84	303,218	46
12-31-14	13.97	0.12•	0.61	0.73	0.26	1.22	—	1.48	—	13.22	5.38	0.75	0.66	0.66	0.84	361,683	59
12-31-13	11.82	0.11•	2.25	2.36	0.21	—	—	0.21	—	13.97	20.09	0.74	0.63	0.63	0.82	425,221	74
12-31-12	10.48	0.10•	1.45	1.55	0.21	—	—	0.21	—	11.82	14.89	0.70	0.62	0.62	0.86	411,758	58
Class I
12-31-16	11.54	0.19	0.53	0.72	0.28	1.00	—	1.28	—	10.98	6.49	0.24	0.16	0.16	1.67	210,863	44
12-31-15	13.51	0.18•	(0.14)	0.04	0.46	1.55	—	2.01	—	11.54	(0.30)	0.24	0.17	0.17	1.39	218,051	46
12-31-14	14.25	0.20	0.61	0.81	0.33	1.22	—	1.55	—	13.51	5.93	0.25	0.16	0.16	1.40	214,675	59
12-31-13	12.05	0.18•	2.30	2.48	0.28	—	—	0.28	—	14.25	20.72	0.24	0.13	0.13	1.39	208,709	74
12-31-12	10.69	0.16•	1.47	1.63	0.27	—	—	0.27	—	12.05	15.37	0.20	0.12	0.12	1.39	168,154	58
Class S
12-31-16	11.43	0.16•	0.53	0.69	0.25	1.00	—	1.25	—	10.87	6.23	0.49	0.41	0.41	1.41	359,464	44
12-31-15	13.39	0.14•	(0.13)	0.01	0.42	1.55	—	1.97	—	11.43	(0.48)	0.49	0.42	0.42	1.10	383,233	46
12-31-14	14.13	0.16•	0.61	0.77	0.29	1.22	—	1.51	—	13.39	5.68	0.50	0.41	0.41	1.14	432,573	59
12-31-13	11.96	0.14•	2.28	2.42	0.25	—	—	0.25	—	14.13	20.35	0.49	0.38	0.38	1.08	485,103	74
12-31-12	10.61	0.13•	1.46	1.59	0.24	—	—	0.24	—	11.96	15.09	0.45	0.37	0.37	1.15	456,581	58
Class S2
12-31-16	11.07	0.14	0.51	0.65	0.23	1.00	—	1.23	—	10.49	6.09	0.67	0.56	0.56	1.24	20,809	44
12-31-15	13.01	0.11•	(0.11)	0.00*	0.39	1.55	—	1.94	—	11.07	(0.62)	0.74	0.57	0.57	0.90	22,289	46
12-31-14	13.77	0.13•	0.60	0.73	0.27	1.22	—	1.49	—	13.01	5.50	0.75	0.56	0.56	0.95	31,331	59
12-31-13	11.66	0.11•	2.22	2.33	0.22	—	—	0.22	—	13.77	20.17	0.74	0.53	0.53	0.88	34,588	74
12-31-12	10.36	0.12•	1.42	1.54	0.24	—	—	0.24	—	11.66	14.97	0.70	0.52	0.52	1.07	36,830	58
Class T
12-31-16	11.65	0.09•	0.56	0.65	0.16	1.00	—	1.16	—	11.14	5.73	0.96	0.86	0.86	0.83	624	44
12-31-15	13.50	0.09•	(0.15)	(0.06)	0.24	1.55	—	1.79	—	11.65	(1.00)	0.99	0.87	0.87	0.69	887	46
12-31-14	14.22	0.05•	0.67	0.72	0.22	1.22	—	1.44	—	13.50	5.26	1.00	0.86	0.86	0.32	864	59
12-31-13	12.02	0.06•	2.31	2.37	0.17	—	—	0.17	—	14.22	19.85	0.99	0.83	0.83	0.48	1,898	74
12-31-12	10.63	0.07•	1.47	1.54	0.15	—	—	0.15	—	12.02	14.59	0.95	0.82	0.82	0.61	2,561	58
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio
Class ADV
12-31-16	13.84	0.19•	0.71	0.90	0.06	0.13	—	0.19	—	14.55	6.48	1.03	0.66	0.66	1.34	4,897	72
12-31-15	14.89	0.25•	(0.26)	(0.01)	0.35	0.69	—	1.04	—	13.84	(0.33)	2.07	0.67	0.67	1.72	2,229	108
12-31-14	14.04	0.18•	0.73	0.91	0.01	0.05	—	0.06	—	14.89	6.51	3.66	0.67	0.67	1.23	701	80
12-31-13	12.45	0.08	2.58	2.66	0.21	0.89	—	1.10	0.03	14.04	22.31(c)	84.89	0.64	0.64	0.63	4	67
12-31-12	11.23	0.08	1.57	1.65	0.09	0.34	—	0.43	—	12.45	14.70	44.95	0.62	0.62	0.63	4	64
Class I
12-31-16	14.07	0.31•	0.68	0.99	0.07	0.13	—	0.20	—	14.86	7.06	0.53	0.16	0.16	2.14	2,887	72
12-31-15	15.08	0.43•	(0.36)	0.07	0.39	0.69	—	1.08	—	14.07	0.22	1.57	0.17	0.17	3.06	487	108
12-31-14	14.14	0.17	0.82	0.99	—	0.05	—	0.05	—	15.08	7.04	3.16	0.17	0.17	1.14	5	80
12-31-13	12.52	0.15	2.60	2.75	0.27	0.89	—	1.16	0.03	14.14	22.99(c)	84.39	0.14	0.14	1.11	4	67
12-31-12	11.24	0.14	1.58	1.72	0.10	0.34	—	0.44	—	12.52	15.34	44.45	0.12	0.12	1.16	4	64
Class S
12-31-16	14.03	0.25•	0.70	0.95	0.07	0.13	—	0.20	—	14.78	6.79	0.78	0.41	0.41	1.75	3,217	72
12-31-15	15.02	0.49•	(0.45)	0.04	0.34	0.69	—	1.03	—	14.03	0.03	1.82	0.42	0.42	3.50	610	108
12-31-14	14.15	0.13	0.79	0.92	—	0.05	—	0.05	—	15.02	6.54	3.41	0.42	0.42	0.90	5	80
12-31-13	12.48	0.11	2.59	2.70	0.17	0.89	—	1.06	0.03	14.15	22.57(c)	84.64	0.39	0.39	0.84	4	67
12-31-12	11.23	0.11	1.58	1.69	0.10	0.34	—	0.44	—	12.48	15.02	44.70	0.37	0.37	0.92	4	64
Class S2
12-31-16	13.90	0.20•	0.72	0.92	0.07	0.13	—	0.20	—	14.62	6.64	0.96	0.56	0.56	1.41	183	72
12-31-15	14.93	0.22•	(0.23)	(0.01)	0.33	0.69	—	1.02	—	13.90	(0.33)	2.07	0.57	0.57	1.46	9	108
12-31-14	14.05	0.11	0.82	0.93	—	0.05	—	0.05	—	14.93	6.66	3.66	0.57	0.57	0.76	5	80
12-31-13	12.47	0.10	2.56	2.66	0.22	0.89	—	1.11	0.03	14.05	22.30(c)	84.89	0.54	0.54	0.71	4	67
12-31-12	11.23	0.09	1.58	1.67	0.09	0.34	—	0.43	—	12.47	14.91	44.95	0.52	0.52	0.73	4	64
Class T
12-31-16	13.81	0.17•	0.70	0.87	0.02	0.13	—	0.15	—	14.53	6.27	1.25	0.86	0.86	1.19	12	72
12-31-15	14.85	0.10•	(0.16)	(0.06)	0.29	0.69	—	0.98	—	13.81	(0.66)	2.32	0.87	0.87	0.67	4	108
12-31-14	14.01	0.06	0.83	0.89	—	0.05	—	0.05	—	14.85	6.40	3.91	0.87	0.87	0.45	4	80
12-31-13	12.43	0.06	2.56	2.62	0.18	0.89	—	1.07	0.03	14.01	22.06(c)	85.14	0.84	0.84	0.41	4	67
12-31-12	11.22	0.05	1.58	1.63	0.08	0.34	—	0.42	—	12.43	14.56	45.20	0.82	0.82	0.43	4	64
Voya Solution 2045 Portfolio
Class ADV
12-31-16	11.15	0.09•	0.56	0.65	0.15	1.02	—	1.17	—	10.63	6.16	0.75	0.68	0.68	0.86	176,397	45
12-31-15	13.60	0.07•	(0.11)	(0.04)	0.38	2.03	—	2.41	—	11.15	(1.15)	0.75	0.69	0.69	0.58	197,360	41
12-31-14	14.55	0.08•	0.73	0.81	0.22	1.54	—	1.76	—	13.60	5.84	0.74	0.68	0.68	0.55	237,641	58
12-31-13	11.98	0.06•	2.69	2.75	0.18	—	—	0.18	—	14.55	23.09	0.74	0.63	0.63	0.49	266,469	72
12-31-12	10.56	0.07•	1.53	1.60	0.18	—	—	0.18	—	11.98	15.23	0.70	0.62	0.62	0.60	239,901	50
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2045 Portfolio (continued)
Class I
12-31-16	11.44	0.15	0.57	0.72	0.22	1.02	—	1.24	—	10.92	6.63	0.25	0.18	0.18	1.41	171,475	45
12-31-15	13.90	0.15•	(0.12)	0.03	0.46	2.03	—	2.49	—	11.44	(0.59)	0.25	0.19	0.19	1.15	169,325	41
12-31-14	14.84	0.15	0.75	0.90	0.30	1.54	—	1.84	—	13.90	6.34	0.24	0.18	0.18	1.04	161,654	58
12-31-13	12.21	0.14•	2.74	2.88	0.25	—	—	0.25	—	14.84	23.74	0.24	0.13	0.13	1.07	158,048	72
12-31-12	10.76	0.11	1.58	1.69	0.24	—	—	0.24	—	12.21	15.81	0.20	0.12	0.12	1.11	124,166	50
Class S
12-31-16	11.29	0.14	0.55	0.69	0.19	1.02	—	1.21	—	10.77	6.40	0.50	0.43	0.43	1.14	256,935	45
12-31-15	13.76	0.12	(0.14)	(0.02)	0.42	2.03	—	2.45	—	11.29	(0.95)	0.50	0.44	0.44	0.85	270,222	41
12-31-14	14.70	0.12•	0.73	0.85	0.25	1.54	—	1.79	—	13.76	6.10	0.49	0.43	0.43	0.83	301,617	58
12-31-13	12.10	0.10•	2.72	2.82	0.22	—	—	0.22	—	14.70	23.45	0.49	0.38	0.38	0.74	350,686	72
12-31-12	10.67	0.11	1.53	1.64	0.21	—	—	0.21	—	12.10	15.47	0.45	0.37	0.37	0.91	313,757	50
Class S2
12-31-16	11.04	0.11	0.55	0.66	0.17	1.02	—	1.19	—	10.51	6.28	0.68	0.58	0.58	0.96	12,687	45
12-31-15	13.49	0.08•	(0.11)	(0.03)	0.39	2.03	—	2.42	—	11.04	(1.07)	0.75	0.59	0.59	0.65	13,402	41
12-31-14	14.45	0.09•	0.72	0.81	0.23	1.54	—	1.77	—	13.49	5.87	0.74	0.58	0.58	0.67	19,353	58
12-31-13	11.89	0.07•	2.68	2.75	0.19	—	—	0.19	—	14.45	23.26	0.74	0.53	0.53	0.52	19,968	72
12-31-12	10.49	0.09•	1.51	1.60	0.20	—	—	0.20	—	11.89	15.37	0.70	0.52	0.52	0.76	22,458	50
Class T
12-31-16	11.46	0.07	0.58	0.65	0.14	1.02	—	1.16	—	10.95	5.94	0.97	0.88	0.88	0.70	418	45
12-31-15	13.77	0.06•	(0.13)	(0.07)	0.21	2.03	—	2.24	—	11.46	(1.31)	1.00	0.89	0.89	0.44	393	41
12-31-14	14.73	(0.00)*•	0.78	0.78	0.20	1.54	—	1.74	—	13.77	5.53	0.99	0.88	0.88	(0.00)*	376	58
12-31-13	12.10	0.04•	2.72	2.76	0.13	—	—	0.13	—	14.73	22.93	0.99	0.83	0.83	0.27	1,068	72
12-31-12	10.63	0.02•	1.57	1.59	0.12	—	—	0.12	—	12.10	14.98	0.95	0.82	0.82	0.21	936	50
Voya Solution 2050 Portfolio
Class ADV
12-31-16	13.86	0.18•	0.68	0.86	0.04	0.11	—	0.15	—	14.57	6.27	1.22	0.68	0.68	1.26	3,184	70
12-31-15	14.95	0.18•	(0.19)	(0.01)	0.35	0.73	—	1.08	—	13.86	(0.33)	3.24	0.69	0.69	1.22	960	67
12-31-14	14.16	0.17•	0.74	0.91	0.01	0.11	—	0.12	—	14.95	6.49	6.49	0.68	0.68	1.15	355	51
12-31-13	12.44	0.06	2.70	2.76	0.19	0.88	—	1.07	0.03	14.16	23.18(d)	84.37	0.64	0.64	0.48	4	65
12-31-12	11.23	0.07	1.59	1.66	0.09	0.36	—	0.45	—	12.44	14.78	41.76	0.62	0.62	0.56	4	59
Class I
12-31-16	14.13	0.28•	0.67	0.95	0.06	0.11	—	0.17	—	14.91	6.75	0.72	0.18	0.18	1.92	1,452	70
12-31-15	15.15	0.53•	(0.43)	0.10	0.39	0.73	—	1.12	—	14.13	0.38	2.74	0.19	0.19	3.80	387	67
12-31-14	14.26	0.14	0.86	1.00	—	0.11	—	0.11	—	15.15	7.04	5.99	0.18	0.18	0.97	5	51
12-31-13	12.51	0.13	2.73	2.86	0.26	0.88	—	1.14	0.03	14.26	23.84(d)	84.87	0.14	0.14	0.98	4	65
12-31-12	11.24	0.13	1.60	1.73	0.10	0.36	—	0.46	—	12.51	15.42	41.26	0.12	0.12	1.09	4	59
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio (continued)
Class S
12-31-16	14.06	0.24•	0.68	0.92	0.06	0.11	—	0.17	—	14.81	6.56	0.97	0.43	0.43	1.71	1,996	70
12-31-15	15.09	0.38•	(0.34)	0.04	0.34	0.73	—	1.07	—	14.06	0.00	2.99	0.44	0.44	2.70	317	67
12-31-14	14.25	0.13	0.82	0.95	—	0.11	—	0.11	—	15.09	6.69	6.24	0.43	0.43	0.87	5	51
12-31-13	12.46	0.09	2.71	2.80	0.16	0.88	—	1.04	0.03	14.25	23.37(d)	84.12	0.39	0.39	0.66	4	65
12-31-12	11.23	0.10	1.59	1.69	0.10	0.36	—	0.46	—	12.46	15.01	41.51	0.37	0.37	0.84	4	59
Class S2
12-31-16	13.93	0.20•	0.67	0.87	0.05	0.11	—	0.16	—	14.64	6.32	1.15	0.58	0.58	1.44	142	70
12-31-15	14.97	0.13•	(0.11)	0.02	0.33	0.73	—	1.06	—	13.93	(0.17)	3.24	0.59	0.59	0.89	9	67
12-31-14	14.15	0.08	0.85	0.93	—	0.11	—	0.11	—	14.97	6.59	6.49	0.58	0.58	0.58	5	51
12-31-13	12.45	0.08	2.68	2.76	0.21	0.88	—	1.09	0.03	14.15	23.09(d)	84.37	0.54	0.54	0.58	4	65
12-31-12	11.23	0.08	1.59	1.67	0.09	0.36	—	0.45	—	12.45	14.90	41.76	0.52	0.52	0.66	4	59
Class T
12-31-16	13.88	0.13•	0.70	0.83	—	0.11	—	0.11	—	14.60	6.02	1.44	0.88	0.88	0.96	10	70
12-31-15	14.95	0.08	(0.13)	(0.05)	0.29	0.73	—	1.02	—	13.88	(0.60)	3.49	0.89	0.89	0.51	4	67
12-31-14	14.17	0.04	0.85	0.89	—	0.11	—	0.11	—	14.95	6.30	6.74	0.88	0.88	0.28	5	51
12-31-13	12.42	0.04	2.73	2.77	0.17	0.88	—	1.05	0.03	14.17	23.28(d)	84.62	0.84	0.84	0.26	4	65
12-31-12	11.22	0.04	1.60	1.64	0.08	0.36	—	0.44	—	12.42	14.65	42.01	0.82	0.82	0.36	4	59
Voya Solution 2055 Portfolio
Class ADV
12-31-16	12.52	0.11	0.64	0.75	0.15	0.85	—	1.00	—	12.27	6.13	0.76	0.69	0.69	0.88	42,793	58
12-31-15	14.27	0.08•	(0.17)	(0.09)	0.32	1.34	—	1.66	—	12.52	(1.15)	0.76	0.70	0.70	0.61	41,770	41
12-31-14	14.46	0.09•	0.76	0.85	0.18	0.86	—	1.04	—	14.27	6.03	0.77	0.68	0.68	0.60	38,558	72
12-31-13	12.05	0.08•	2.69	2.77	0.14	0.22	—	0.36	—	14.46	23.19	0.76	0.63	0.63	0.61	34,195	73
12-31-12	10.66	0.09•	1.52	1.61	0.10	0.12	—	0.22	—	12.05	15.27	0.72	0.62	0.62	0.78	19,927	55
Class I
12-31-16	12.74	0.18•	0.65	0.83	0.21	0.85	—	1.06	—	12.51	6.72	0.26	0.19	0.19	1.46	44,519	58
12-31-15	14.49	0.17•	(0.19)	(0.02)	0.39	1.34	—	1.73	—	12.74	(0.67)	0.26	0.20	0.20	1.22	36,692	41
12-31-14	14.65	0.17•	0.76	0.93	0.23	0.86	—	1.09	—	14.49	6.56	0.27	0.18	0.18	1.15	24,787	72
12-31-13	12.17	0.17•	2.71	2.88	0.18	0.22	—	0.40	—	14.65	23.89	0.26	0.13	0.13	1.24	16,948	73
12-31-12	10.74	0.14•	1.54	1.68	0.13	0.12	—	0.25	—	12.17	15.80	0.22	0.12	0.12	1.21	8,034	55
Class S
12-31-16	12.62	0.13	0.66	0.79	0.18	0.85	—	1.03	—	12.38	6.44	0.51	0.44	0.44	1.16	51,294	58
12-31-15	14.37	0.12•	(0.17)	(0.05)	0.36	1.34	—	1.70	—	12.62	(0.87)	0.51	0.45	0.45	0.86	46,913	41
12-31-14	14.55	0.14•	0.74	0.88	0.20	0.86	—	1.06	—	14.37	6.25	0.52	0.43	0.43	0.93	43,206	72
12-31-13	12.11	0.12•	2.70	2.82	0.16	0.22	—	0.38	—	14.55	23.52	0.51	0.38	0.38	0.90	37,658	73
12-31-12	10.70	0.13•	1.52	1.65	0.12	0.12	—	0.24	—	12.11	15.53	0.47	0.37	0.37	1.14	22,055	55
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio (continued)
Class S2
12-31-16	12.56	0.11	0.65	0.76	0.16	0.85	—	1.01	—	12.31	6.24	0.69	0.59	0.59	0.93	2,996	58
12-31-15	14.31	0.10	(0.17)	(0.07)	0.34	1.34	—	1.68	—	12.56	(1.04)	0.76	0.60	0.60	0.71	3,014	41
12-31-14	14.50	0.11•	0.75	0.86	0.19	0.86	—	1.05	—	14.31	6.12	0.77	0.58	0.58	0.78	3,071	72
12-31-13	12.07	0.10•	2.69	2.79	0.14	0.22	—	0.36	—	14.50	23.36	0.76	0.53	0.53	0.72	2,250	73
12-31-12	10.68	0.10•	1.52	1.62	0.11	0.12	—	0.23	—	12.07	15.30	0.72	0.52	0.52	0.90	1,294	55
Class T
12-31-16	12.78	0.12•	0.62	0.74	0.17	0.85	—	1.02	—	12.50	5.96	0.98	0.89	0.89	0.96	25	58
12-31-15	14.25	0.08•	(0.21)	(0.13)	—	1.34	—	1.34	—	12.78	(1.36)	1.01	0.90	0.90	0.56	9	41
12-31-14	14.44	(0.06)•	0.90	0.84	0.17	0.86	—	1.03	—	14.25	6.00	1.02	0.88	0.88	(0.40)	5	72
12-31-13	12.06	0.14•	2.61	2.75	0.15	0.22	—	0.37	—	14.44	23.00	1.01	0.83	0.83	1.02	68	73
12-31-12	10.65	0.06•	1.52	1.58	0.05	0.12	—	0.17	—	12.06	14.95	0.97	0.82	0.82	0.54	12	55
Voya Solution 2060 Portfolio
Class ADV
12-31-16	9.89	0.15•	0.48	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.97	0.69	0.69	1.50	1,395	82
02-09-15(5) - 12-31-15	10.00	0.25•	(0.36)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.70	0.70	2.85	191	78
Class I
12-31-16	9.92	0.16•	0.51	0.67	0.04	0.06	—	0.10	—	10.49	6.73	1.47	0.19	0.19	1.56	606	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.35)	(0.08)	—	—	—	—	—	9.92	(0.80)	18.56	0.20	0.20	3.11	317	78
Class S
12-31-16	9.86	0.17•	0.48	0.65	0.04	0.06	—	0.10	—	10.41	6.56	1.72	0.44	0.44	1.68	836	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.41)	(0.14)	—	—	—	—	—	9.86	(1.40)	18.81	0.45	0.45	3.06	140	78
Class S2
12-31-16	9.89	0.09•	0.54	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.90	0.59	0.59	0.92	32	82
02-09-15(5) - 12-31-15	10.00	0.24•	(0.35)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.60	0.60	2.66	26	78
Class T
12-31-16	9.86	0.07	0.51	0.58	0.03	0.06	—	0.09	—	10.35	5.91	2.19	0.89	0.89	0.67	3	82
02-09-15(5) 12-31-15	10.00	0.05	(0.19)	(0.14)	—	—	—	—	—	9.86	(1.40)	19.31	0.90	0.90	0.58	3	78

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2020 Portfolio $22 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 12.88%, 13.71%, 13.33%, 13.25% and 13.15% on Classes ADV, I, S, S2 and T, respectively.

(b)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2030 Portfolio $33 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 18.46%, 19,19%, 18.72%, 18.37% and 18.69% on Classes ADV, I, S, S2 and T, respectively.

(c)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2040 Portfolio $39 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 22.09%, 22.76%, 22.35%, 22.07% and 21.84% on Classes ADV, I, S, S2 and T, respectively.

(d)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2050 Portfolio $40 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 22.95%, 23.61%, 23.14%, 22.86% and 23.05% on Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
59

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The series of the Company serve as investment options in underlying variable annuity contracts and variable life insurance policies offered by Directed Services LLC. The Company currently consists of thirty-eight active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2020 Portfolio (“Solution 2020”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”) and Voya Solution 2060 Portfolio (“Solution 2060”). Each Portfolio is a diversified series of the Company.
Solution 2020, Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055 and Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”),

60

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following

61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, certain Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Certain Portfolios also purchased futures contracts on U.S. Treasury Notes and sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2016, the following Portfolios had average notional values on futures contracts purchased and sold as of December 31, 2016. There were no open futures contracts for any Portfolio at December 31, 2016.
	Purchased	Sold
Solution Aggressive	$—	$102,417
Solution Balanced	677,643	701,544
Solution Conservative	—	307,249
Solution Income	4,465,727	4,133,315
Solution Moderately Aggressive	7,206,340	6,290,323
Solution Moderately Conservative	512,128	526,924
Solution 2020	—	307,250
Solution 2025	7,690,098	8,199,433
Solution 2030	—	204,833
Solution 2035	8,794,353	7,765,779
Solution 2040	—	204,833
Solution 2045	6,219,968	6,178,451
Solution 2050	—	102,417
Solution 2055	1,903,706	2,028,116
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$6,159,427	$3,854,684
Solution Balanced	36,281,456	37,036,799
Solution Conservative	10,309,016	9,040,535
Solution Income	249,215,031	368,067,709
Solution Moderately Aggressive	370,165,139	467,606,917
Solution Moderately Conservative	24,816,621	33,805,437
Solution 2020	25,276,706	13,301,963
Solution 2025	410,729,492	563,708,995
Solution 2030	16,521,996	6,103,890
Solution 2035	389,292,474	505,818,088
Solution 2040	12,622,258	5,323,251
Solution 2045	284,827,854	351,651,826
Solution 2050	7,750,006	2,981,093
Solution 2055	82,346,180	76,852,538
Solution 2060	3,507,230	1,459,102
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and effective May 1, 2016, each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of the Portfolios was an annual rate of 0.15%. Prior to May 1, 2016, the distribution fee on Class T shares was 0.50% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.05%, so that the actual fee paid by Class T shares of each applicable Portfolio was an annual rate of 0.45%.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Aggressive	7.53%
	Solution Balanced	8.03
	Solution Conservative	8.68
	Solution Income	33.95
	Solution Moderately Conservative	5.24
	Solution 2020	18.25
	Solution 2025	30.45
	Solution 2030	21.88
	Solution 2035	30.10
	Solution 2040	17.72
	Solution 2045	28.06
	Solution 2050	16.50
	Solution 2055	28.66
	Solution 2060	12.29
Voya Insurance and Annuity Company	Solution Moderately Aggressive	92.43
Voya Retirement Insurance and Annuity Company	Solution Aggressive	92.38
	Solution Balanced	91.96
	Solution Conservative	91.30
	Solution Income	61.07
	Solution Moderately Conservative	94.75
	Solution 2020	81.73
	Solution 2025	66.74
	Solution 2030	77.62
	Solution 2035	68.18
	Solution 2040	82.24
	Solution 2045	70.64
	Solution 2050	83.43
	Solution 2055	71.34
	Solution 2060	87.60
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company.

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:
Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2020	1.26%	0.76%	N/A	1.01%	1.16%	1.46%
Solution 2025	1.30%	0.80%	N/A	1.05%	1.20%	1.50%
Solution 2030	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2035	1.37%	0.87%	N/A	1.12%	1.27%	1.57%
Solution 2040	1.38%	0.88%	N/A	1.13%	1.28%	1.58%
Solution 2045	1.39%	0.89%	N/A	1.14%	1.29%	1.59%
Solution 2050	1.39%	0.89%	N/A	1.14%	1.29%	1.59%
Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution 2055	1.39%	0.89%	N/A	1.14%	1.29%	1.59%
Solution 2060	1.39%	0.89%	N/A	1.14%	1.29%	1.59%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2017	2018	2019	Total
Solution Aggressive	$14,968	$12,690	$22,989	$50,647
Solution Balanced	71,065	63,484	66,469	201,018
Solution Conservative	40,932	37,813	36,857	115,602
Solution Income	230,838	340,447	677,513	1,248,798
Solution Moderately Aggressive	38,312	141,031	349,713	529,056
Solution Moderately Conservative	60,329	51,944	59,855	172,128
Solution 2020	14,049	19,318	34,629	67,996
Solution 2025	1,358,078	967,252	935,785	3,261,115
Solution 2030	13,791	17,601	26,854	58,246
Solution 2035	936,968	727,201	721,028	2,385,197
Solution 2040	13,435	16,747	26,861	57,043
Solution 2045	473,742	378,863	412,613	1,265,218
Solution 2050	13,226	16,251	23,295	52,772
Solution 2055	84,591	72,976	92,164	249,731
Solution 2060	—	29,374	22,828	52,202
The Expense Limitation Agreement is contractual through May 1, 2018 for all Portfolios (except for Solution Aggressive and Solution 2060, which are through May 1, 2017) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2016 as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution Moderately Aggressive	2	$565,500	1.40%
Solution 2035	1	539,000	1.38
Solution 2045	1	535,000	1.38

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2016	71,088	—	13,350	(72,164)	12,274	790,135	—	146,983	(806,792)	130,326
12/31/2015	133,363	—	12,054	(115,116)	30,301	1,640,492	—	143,443	(1,390,895)	393,040
Class I
12/31/2016	10,057	—	912	(547)	10,422	113,995	—	10,222	(6,309)	117,908
12/31/2015	10,343	—	569	—*	10,912	131,149	—	6,885	—*	138,034
Class R6
5/2/2016(1) - 12/31/2016	58,522	—	373	(1,919)	56,976	678,814	—	4,183	(21,908)	661,089
Class S
12/31/2016	157,521	—	20,859	(43,665)	134,715	1,772,910	—	231,533	(492,326)	1,512,117
12/31/2015	160,428	—	10,900	(74,471)	96,857	2,006,952	—	130,802	(908,941)	1,228,813
Class S2
12/31/2016	24,769	—	1,605	(3,928)	22,446	274,283	—	17,631	(43,834)	248,080
12/31/2015	9,858	—	715	(2,113)	8,460	121,049	—	8,504	(25,714)	103,839
Solution Balanced
Class ADV
12/31/2016	191,318	—	206,691	(1,058,045)	(660,036)	1,755,767	—	1,839,547	(9,847,737)	(6,252,423)
12/31/2015	205,961	—	299,144	(505,975)	(870)	2,108,871	—	2,904,687	(5,124,403)	(110,845)
Class I
12/31/2016	217,306	—	924	(1,608)	216,622	2,020,929	—	8,507	(15,058)	2,014,378
12/31/2015	4,324	—	515	(926)	3,913	46,241	—	5,169	(9,949)	41,461
Class R6
5/2/2016(1) - 12/31/2016	258,700	—	8,141	(10,066)	256,775	2,459,665	—	74,982	(92,951)	2,441,696
Class S
12/31/2016	784,782	—	227,954	(622,570)	390,166	7,217,170	—	2,053,866	(5,826,050)	3,444,986
12/31/2015	344,977	—	257,785	(395,322)	207,440	3,597,100	—	2,536,602	(4,028,864)	2,104,838
Class S2
12/31/2016	141,831	—	5,386	(26,090)	121,127	1,288,802	—	48,473	(241,690)	1,095,585
12/31/2015	13,992	—	6,751	(22,742)	(1,999)	147,579	—	66,297	(237,531)	(23,655)
67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Conservative
Class ADV
12/31/2016	110,109	—	33,749	(162,455)	(18,597)	1,177,944	—	356,731	(1,740,892)	(206,217)
12/31/2015	125,281	—	56,542	(393,073)	(211,250)	1,387,230	—	602,741	(4,271,194)	(2,281,223)
Class I
12/31/2016	9,326	—	103	(519)	8,910	100,105	—	1,096	(5,592)	95,609
12/31/2015	471	—	50	(150)	371	5,234	—	539	(1,600)	4,173
Class R6
5/2/2016(1) - 12/31/2016	65,603	—	1,537	(289)	66,851	718,269	—	16,423	(3,103)	731,589
Class S
12/31/2016	191,001	—	27,271	(133,859)	84,413	2,045,268	—	289,618	(1,435,029)	899,857
12/31/2015	106,243	—	33,166	(135,562)	3,847	1,174,400	—	355,539	(1,457,964)	71,975
Class S2
12/31/2016	20,580	—	1,923	(8,826)	13,677	218,102	—	20,300	(92,991)	145,411
12/31/2015	12,292	—	2,075	(8,244)	6,123	137,650	—	22,148	(90,134)	69,664
Solution Income
Class ADV
12/31/2016	838,417	—	425,305	(5,679,960)	(4,416,238)	9,245,175	—	4,742,151	(62,563,950)	(48,576,624)
12/31/2015	875,501	17,732,399	422,310	(3,417,878)	15,612,332	8,937,303	196,406,386	4,683,419	(38,302,807)	171,724,301
Class I
12/31/2016	1,339,227	—	201,617	(3,137,728)	(1,596,884)	15,151,519	—	2,296,413	(35,447,069)	(17,999,137)
12/31/2015	882,319	7,086,887	133,536	(1,219,110)	6,883,632	9,761,205	80,072,506	1,510,290	(13,921,933)	77,422,068
Class S
12/31/2016	553,161	—	397,199	(4,849,656)	(3,899,296)	6,191,680	—	4,488,343	(54,175,988)	(43,495,965)
12/31/2015	522,004	18,628,555	296,033	(3,844,837)	15,601,755	4,991,798	209,005,049	3,324,455	(43,039,025)	174,282,277
Class S2
12/31/2016	155,769	—	26,662	(549,167)	(366,736)	1,700,861	—	293,819	(6,019,372)	(4,024,692)
12/31/2015	75,965	1,451,787	23,159	(494,983)	1,055,928	776,050	15,898,957	253,821	(5,406,925)	11,521,903
Class T
12/31/2016	7,841	—	181	(62,146)	(54,124)	91,198	—	2,132	(719,828)	(626,498)
12/31/2015	516	63,207	426	(118)	64,031	2,119	733,182	4,945	(1,330)	738,916
Solution Moderately Aggressive
Class ADV
12/31/2016	313,018	—	53,590	(1,041,492)	(674,884)	3,517,103	—	608,784	(11,697,103)	(7,571,216)
12/31/2015	356,971	1,149,017	222,861	(468,829)	1,260,020	4,325,948	13,430,897	2,614,164	(5,579,778)	14,791,231
Class I
12/31/2016	56,764	—	10,035	(53,317)	13,482	650,676	—	115,903	(607,100)	159,479
12/31/2015	25,830	388,400	963	(66,689)	348,504	300,505	4,613,738	11,481	(761,743)	4,163,981
Class R6
5/2/2016(1) - 12/31/2016	111,329	—	263	(2,731)	108,861	1,306,234	—	3,040	(31,825)	1,277,449
Class S
12/31/2016	496,010	—	1,631,794	(9,052,219)	(6,924,415)	5,592,080	—	18,667,727	(102,367,614)	(78,107,807)
12/31/2015	323,918	67,391,670	117,010	(5,264,540)	62,568,058	3,970,666	794,400,426	1,384,232	(59,897,867)	739,857,457
Class S2
12/31/2016	30,115	—	2,076	(27,362)	4,829	339,555	—	23,749	(307,295)	56,009
12/31/2015	24,794	—	10,593	(4,868)	30,519	318,836	—	125,106	(62,765)	381,177
Solution Moderately Conservative
Class ADV
12/31/2016	314,962	—	120,417	(1,288,116)	(852,737)	2,958,639	—	1,103,021	(12,347,311)	(8,285,651)
12/31/2015	516,666	—	191,286	(467,114)	240,838	5,235,276	—	1,868,868	(4,766,056)	2,338,088
Class I
12/31/2016	270	—	348	(798)	(180)	2,671	—	3,328	(7,713)	(1,714)
12/31/2015	152	—	327	(293)	186	1,610	—	3,324	(2,963)	1,971
68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Conservative (continued)
Class R6
5/2/2016(1) - 12/31/2016	29,923	—	67	(195)	29,795	287,964	—	640	(1,877)	286,727
Class S
12/31/2016	267,868	—	185,343	(303,784)	149,427	2,577,222	—	1,732,956	(2,950,942)	1,359,236
12/31/2015	261,617	—	174,769	(467,681)	(31,295)	2,714,729	—	1,744,197	(4,948,852)	(489,926)
Class S2
12/31/2016	21,737	—	7,101	(16,349)	12,489	209,936	—	65,756	(156,976)	118,716
12/31/2015	13,745	—	8,024	(23,916)	(2,147)	144,059	—	79,359	(236,253)	(12,835)
Solution 2020
Class ADV
12/31/2016	801,007	—	5,784	(297,458)	509,333	9,402,802	—	69,636	(3,551,098)	5,921,340
12/31/2015	270,401	—	2,746	(77,349)	195,798	3,166,134	—	32,568	(972,350)	2,226,352
Class I
12/31/2016	572,827	—	2,999	(243,036)	332,790	6,912,370	—	36,706	(2,901,732)	4,047,344
12/31/2015	198,327	—	—*	(16,085)	182,242	2,346,484	—	2	(189,304)	2,157,182
Class S
12/31/2016	368,264	—	4,111	(198,513)	173,862	4,408,326	—	50,198	(2,389,852)	2,068,672
12/31/2015	361,539	—	—*	(10,564)	350,975	4,284,726	—	2	(126,396)	4,158,332
Class S2
12/31/2016	37,380	—	137	(49,568)	(12,051)	451,006	—	1,653	(587,326)	(134,667)
12/31/2015	24,151	—	—*	(303)	23,848	285,566	—	1	(3,557)	282,010
Class T
12/31/2016	317	—	1	(2)	316	3,731	—	10	(21)	3,720
12/31/2015	50	—	—*	—*	50	578	—	1	—*	579
Solution 2025
Class ADV
12/31/2016	1,472,139	—	3,007,965	(8,095,747)	(3,615,643)	16,021,320	—	31,643,796	(87,844,343)	(40,179,227)
12/31/2015	1,784,495	—	4,330,092	(8,031,558)	(1,916,971)	22,123,192	—	49,925,958	(100,164,909)	(28,115,759)
Class I
12/31/2016	3,616,536	—	2,001,405	(5,789,001)	(171,060)	40,352,865	—	21,555,129	(63,717,960)	(1,809,966)
12/31/2015	4,602,193	—	2,479,049	(4,243,398)	2,837,844	58,869,833	—	29,227,991	(51,960,653)	36,137,171
Class S
12/31/2016	1,675,948	—	3,596,880	(7,440,994)	(2,168,166)	18,501,186	—	38,342,742	(82,053,585)	(25,209,657)
12/31/2015	2,603,333	—	5,152,653	(8,206,295)	(450,309)	33,211,859	—	60,182,986	(101,006,412)	(7,611,567)
Class S2
12/31/2016	274,563	—	248,527	(904,887)	(381,797)	2,959,702	—	2,577,222	(9,685,304)	(4,148,380)
12/31/2015	315,246	—	352,939	(920,180)	(251,995)	3,768,785	—	4,019,974	(11,275,404)	(3,486,645)
Class T
12/31/2016	2,735	—	6,895	(9,228)	402	30,432	—	75,567	(105,146)	853
12/31/2015	2,283	—	8,190	(4,788)	5,685	28,405	—	98,029	(57,754)	68,680
Solution 2030
Class ADV
12/31/2016	442,625	—	2,868	(88,794)	356,699	5,898,535	—	39,204	(1,206,550)	4,731,189
12/31/2015	121,446	—	1,136	(15,299)	107,283	1,623,383	—	15,542	(204,869)	1,434,056
Class I
12/31/2016	263,076	—	918	(99,835)	164,159	3,633,035	—	12,801	(1,361,694)	2,284,142
12/31/2015	66,974	—	277	(3,574)	63,677	906,574	—	3,851	(48,330)	862,095
Class S
12/31/2016	301,171	—	1,831	(74,932)	228,070	4,131,153	—	25,458	(1,036,181)	3,120,430
12/31/2015	110,273	—	—*	(2,338)	107,935	1,483,479	—	1	(31,713)	1,451,767
Class S2
12/31/2016	36,147	—	234	(21,246)	15,135	493,775	—	3,207	(293,936)	203,046
12/31/2015	2,769	—	—*	—*	2,769	36,883	—	1	(1)	36,883
69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2030 (continued)
Class T
12/31/2016	475	—	—*	(4)	471	6,327	—	8	(51)	6,284
12/31/2015	—	—	—*	—	—*	1	—	1	—	2
Solution 2035
Class ADV
12/31/2016	1,664,992	—	2,799,870	(6,879,600)	(2,414,738)	18,108,474	—	29,342,636	(74,747,008)	(27,295,898)
12/31/2015	1,648,550	—	4,028,320	(6,140,085)	(463,215)	20,918,739	—	47,332,753	(77,942,642)	(9,691,150)
Class I
12/31/2016	3,627,460	—	2,272,327	(5,588,967)	310,820	40,334,615	—	24,382,074	(61,733,997)	2,982,692
12/31/2015	4,738,743	—	2,922,587	(4,667,888)	2,993,442	62,332,893	—	35,100,277	(58,410,906)	39,022,264
Class S
12/31/2016	2,135,744	—	3,601,356	(6,188,718)	(451,618)	23,469,030	—	38,282,413	(68,348,830)	(6,597,387)
12/31/2015	3,466,195	—	5,186,236	(7,427,892)	1,224,539	45,578,722	—	61,716,210	(92,846,886)	14,448,046
Class S2
12/31/2016	274,981	—	234,621	(538,586)	(28,984)	2,929,101	—	2,407,216	(5,690,669)	(354,352)
12/31/2015	248,552	—	314,052	(957,055)	(394,451)	3,153,713	—	3,624,166	(12,335,819)	(5,557,940)
Class T
12/31/2016	3,580	—	5,302	(28,951)	(20,069)	39,813	—	57,898	(335,241)	(237,530)
12/31/2015	3,744	—	9,518	(1,193)	12,069	47,267	—	115,739	(16,211)	146,795
Solution 2040
Class ADV
12/31/2016	312,727	—	3,752	(141,023)	175,456	4,342,825	—	53,242	(1,982,272)	2,413,795
12/31/2015	125,000	—	3,947	(14,900)	114,047	1,767,906	—	56,875	(214,750)	1,610,031
Class I
12/31/2016	183,107	—	1,494	(24,919)	159,682	2,608,905	—	21,611	(363,209)	2,267,307
12/31/2015	46,988	—	—*	(12,663)	34,325	657,777	—	2	(179,143)	478,636
Class S
12/31/2016	213,730	—	2,244	(41,758)	174,216	3,024,568	—	32,309	(592,676)	2,464,201
12/31/2015	71,111	—	—*	(27,951)	43,160	985,441	—	1	(394,972)	590,470
Class S2
12/31/2016	24,827	—	159	(13,178)	11,808	345,812	—	2,272	(188,319)	159,765
12/31/2015	379	—	—*	—*	379	5,239	—	1	—*	5,240
Class T
12/31/2016	498	—	2	(6)	494	6,888	—	30	(93)	6,825
12/31/2015	23	—	—*	—*	23	324	—	1	—*	325
Solution 2045
Class ADV
12/31/2016	1,279,189	—	1,838,736	(4,217,207)	(1,099,282)	13,744,459	—	19,067,689	(45,138,333)	(12,326,185)
12/31/2015	1,428,372	—	3,182,631	(4,384,453)	226,550	18,126,746	—	37,173,134	(56,697,016)	(1,397,136)
Class I
12/31/2016	3,458,160	—	1,812,567	(4,371,118)	899,609	37,965,364	—	19,267,588	(47,840,957)	9,391,995
12/31/2015	4,101,908	—	2,652,131	(3,574,117)	3,179,922	54,184,542	—	31,692,964	(45,385,554)	40,491,952
Class S
12/31/2016	1,842,368	—	2,569,842	(4,486,162)	(73,952)	19,982,189	—	26,983,344	(48,706,800)	(1,741,267)
12/31/2015	2,210,545	—	4,403,023	(4,610,924)	2,002,644	29,434,671	—	52,043,735	(58,237,822)	23,240,584
Class S2
12/31/2016	237,021	—	139,842	(383,030)	(6,167)	2,524,988	—	1,433,379	(4,045,609)	(87,242)
12/31/2015	204,790	—	229,034	(654,820)	(220,996)	2,608,223	—	2,647,631	(8,652,212)	(3,396,358)
Class T
12/31/2016	4,049	—	3,629	(3,827)	3,851	43,683	—	38,795	(42,747)	39,731
12/31/2015	2,952	—	5,142	(1,077)	7,017	36,749	—	61,758	(14,474)	84,033
Solution 2050
Class ADV
12/31/2016	195,180	—	1,949	(47,816)	149,313	2,707,059	—	27,679	(664,751)	2,069,987
12/31/2015	49,242	—	2,002	(5,700)	45,544	691,029	—	28,848	(82,795)	637,082
70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2050 (continued)
Class I
12/31/2016	112,886	—	791	(43,767)	69,910	1,609,179	—	11,478	(627,537)	993,120
12/31/2015	35,144	—	—*	(8,035)	27,109	499,073	—	1	(114,137)	384,937
Class S
12/31/2016	148,122	—	1,060	(36,987)	112,195	2,095,615	—	15,296	(530,087)	1,580,824
12/31/2015	24,707	—	—*	(2,441)	22,266	345,483	—	1	(33,330)	312,154
Class S2
12/31/2016	12,196	—	79	(3,206)	9,069	166,511	—	1,128	(45,435)	122,204
12/31/2015	1,644	—	—*	(1,285)	359	23,088	—	1	(17,709)	5,380
Class T
12/31/2016	359	—	1	(3)	357	4,911	—	15	(47)	4,879
12/31/2015	—	—	—*	—	—*	—	—	1	—	1
Solution 2055
Class ADV
12/31/2016	780,954	—	267,961	(897,478)	151,437	9,513,310	—	3,207,494	(11,004,737)	1,716,067
12/31/2015	958,435	—	362,034	(687,431)	633,038	13,274,081	—	4,749,889	(9,493,615)	8,530,355
Class I
12/31/2016	1,528,510	—	288,686	(1,136,841)	680,355	18,921,397	—	3,513,311	(14,137,682)	8,297,026
12/31/2015	1,335,242	—	291,783	(458,681)	1,168,344	18,637,734	—	3,886,544	(6,282,177)	16,242,101
Class S
12/31/2016	955,451	—	318,325	(845,974)	427,802	11,722,491	—	3,835,816	(10,363,508)	5,194,799
12/31/2015	1,149,129	—	425,992	(864,563)	710,558	16,171,799	—	5,623,096	(11,796,616)	9,998,279
Class S2
12/31/2016	96,308	—	20,626	(113,535)	3,399	1,175,038	—	247,508	(1,384,825)	37,721
12/31/2015	103,582	—	25,630	(103,907)	25,305	1,435,275	—	337,030	(1,479,639)	292,666
Class T
12/31/2016	1,200	—	99	(23)	1,276	14,505	—	1,208	(279)	15,434
12/31/2015	294	—	47	(3)	338	3,965	—	628	(37)	4,556
Solution 2060
Class ADV
12/31/2016	134,992	—	833	(21,262)	114,563	1,351,166	—	8,455	(215,748)	1,143,873
2/9/2015(1) - 12/31/2015	19,776	—	—	(498)	19,278	193,663	—	—	(4,897)	188,766
Class I
12/31/2016	86,877	—	617	(61,632)	25,862	857,791	—	6,292	(629,232)	234,851
2/9/2015(1) - 12/31/2015	34,447	—	—	(2,528)	31,919	336,593	—	—	(25,392)	311,201
Class S
12/31/2016	79,155	—	456	(13,566)	66,045	788,824	—	4,628	(136,276)	657,176
2/9/2015(1) - 12/31/2015	19,042	—	—	(4,817)	14,225	187,425	—	—	(47,313)	140,112
Class S2
12/31/2016	4,970	—	44	(4,560)	454	49,211	—	448	(46,071)	3,588
2/9/2015(1) - 12/31/2015	2,898	—	—	(302)	2,596	29,143	—	—	(2,997)	26,146
Class T
12/31/2016	—	—	3	—	3	—	—	27	—	27
2/9/2015(1) - 12/31/2015	301	—	—	—	301	3,012	—	—	—	3,012

(1)
Commencement of operations

*
Share amount is less than 0.500 per share or $0.50.

71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2016:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution Aggressive	$470	$(470)
Solution Balanced	115,825	(115,825)
Solution Conservative	42,209	(42,209)
Solution Income	1,246,841	(1,246,841)
Solution Moderately Aggressive	940,437	(940,437)
Solution Moderately Conservative	95,726	(95,726)
Solution 2020	46,159	(46,159)
Solution 2025	2,556,331	(2,556,331)
Solution 2030	25,645	(25,645)
Solution 2035	1,658,348	(1,658,348)
Solution 2040	13,926	(13,926)
Solution 2045	55,302	(55,302)
Solution 2050	280	(280)
Solution 2055	17,927	(17,927)
Solution 2060	176	(176)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$79,752	$330,800	$130,396	$159,239
Solution Balanced	970,476	3,054,899	1,902,511	3,610,244
Solution Conservative	304,770	379,565	584,199	396,989
Solution Income	5,721,757	6,101,101	4,159,259	5,617,671
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Moderately Aggressive	8,503,212	10,915,991	1,265,910	2,869,073
Solution Moderately Conservative	808,032	2,097,669	1,575,858	2,119,890
Solution 2020	81,257	76,964	15,749	18,494
Solution 2025	19,436,362	74,758,095	43,850,398	99,604,540
Solution 2030	39,434	41,295	8,842	11,437
Solution 2035	18,503,313	75,968,924	41,925,780	105,963,365
Solution 2040	39,261	70,306	24,130	33,992
Solution 2045	10,377,141	56,413,654	30,756,256	92,862,966
Solution 2050	19,203	36,477	10,787	19,354
Solution 2055	1,888,143	8,917,193	4,299,498	10,297,691
Solution 2060	11,188	8,662	—	—
The tax-basis components of distributable earnings as of December 31, 2016 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Solution Aggressive	$65,177	$150,623	$(430,011)	$—	—
Solution Balanced	810,360	934,614	(2,068,368)	—	—
Solution Conservative	341,318	97,474	(702,728)	—	—
Solution Income	9,885,381	1,397,734	(21,525,554)	—	—
Solution Moderately Aggressive	9,743,248	7,846,351	(30,340,749)	—	—
Solution Moderately Conservative	692,986	—	(1,653,970)	(59,625)	None
Solution 2020	480,935	422,653	(83,088)	—	—
Solution 2025	17,209,520	24,780,546	(47,219,839)	—	—
Solution 2030	280,113	305,497	33,870	—	—
Solution 2035	13,807,818	22,975,987	(40,239,599)	—	—
Solution 2040	199,443	277,865	38,766	—	—
Solution 2045	7,142,084	17,575,061	(25,209,018)	—	—
Solution 2050	108,847	158,946	52,438	—	—
Solution 2055	1,562,221	3,304,219	(7,430,920)	—	—
Solution 2060	61,974	69,843	30,947	—	—
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains that remains subject to examination by these jurisdictions is 2012.
NOTE 11 — REORGANIZATIONS
On August 14, 2015, Solution Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Solution 2015 Portfolio (“Acquired

72

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 11 — REORGANIZATIONS (continued)

Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization. The transaction occurred due to the Acquired Portfolio reaching its Target Date in 2015. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$8,797,000
Net realized and unrealized loss on investments	$(6,156,878)
Net increase in net assets resulting from operations	$2,640,123
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$502,116	$156,751	$—	$(11,548)	0.9579
The net assets of the Acquiring Portfolio after the acquisition were $658,867,349.
On August 14, 2015, Solution Moderately Aggressive (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Franklin Templeton Founding Strategy Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The reorganization provided shareholders of the Acquired Portfolio with an immediate benefit through lower net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$38,457,769
Net realized and unrealized loss on investments	$(65,616,857)
Net decrease in net assets resulting from operations	$(27,159,089)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$812,445	$32,834	$—	$(3,610)	0.7713
The net assets of the Acquiring Portfolio after the acquisition were $845,279,259.
NOTE 12 — SUBSEQUENT EVENTS
Expense Limitation Agreement: On January 12, 2017, the Board approved revisions to the expense limits for certain Portfolios. Effective January 1, 2017, the expense limits, through May 1, 2018, for the below Portfolios are as follows:
Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution 2020	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2025	1.28%	0.78%	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	1.08%	1.23%	1.53%
Solution 2040	1.33%	0.83%	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	1.11%	1.26%	1.56%
Solution 2060	1.37%	0.87%	1.12%	1.27%	1.57%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

73

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 12 — SUBSEQUENT EVENTS (continued)

Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for all Portfolios from DSL to Voya Investments, LLC with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the Portfolios upon the replacement of DSL with Voya Investments, LLC.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

74

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.0%
1,629		iShares Russell 1000 Value Index Fund	$182,497	2.3
1,291		SPDR Trust Series 1	288,577	3.7
		Total Exchange-Traded Funds (Cost $443,184)	471,074	6.0
MUTUAL FUNDS: 93.8%
		Affiliated Investment Companies: 92.9%
16,150		Voya Emerging Markets Index Portfolio - Class I	154,390	2.0
9,655		Voya Index Plus LargeCap Portfolio - Class I	233,563	3.0
15,527		Voya Intermediate Bond Fund - Class R6	154,647	2.0
74,586		Voya International Core Fund - Class I	671,275	8.6
17,891		Voya International Index Portfolio - Class I	157,616	2.0
37,638		Voya Large Cap Growth Portfolio - Class I	652,651	8.4
34,652		Voya Large Cap Value Fund - Class R6	449,784	5.8
34,156	@	Voya MidCap Opportunities Portfolio - Class I	421,480	5.4
24,539		Voya Multi-Manager Emerging Markets Equity Fund - Class I	230,418	2.9
73,596		Voya Multi-Manager International Equity Fund - Class I	741,845	9.5
49,074		Voya Multi-Manager Large Cap Core Portfolio - Class I	730,705	9.4
56,318		Voya Multi-Manager Mid Cap Value Fund - Class I	625,132	8.0
6,721		Voya Russell™ Mid Cap Growth Index Portfolio - Class I	191,617	2.5
14,253		Voya Small Company Portfolio - Class I	$315,274	4.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
22,698		Voya U.S. Stock Index Portfolio - Class I	313,001	4.0
6,723		VY® Clarion Global Real Estate Portfolio - Class I	78,791	1.0
2,163		VY® Clarion Real Estate Portfolio - Class I	79,339	1.0
22,797		VY® Invesco Comstock Portfolio - Class I	398,261	5.1
8,395	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	650,125	8.3
			7,249,914	92.9
		Unaffiliated Investment Companies: 0.9%
14,595	@	Credit Suisse Commodity Return Strategy Fund - Class I	73,995	0.9
		Total Mutual Funds (Cost $7,422,382)	7,323,909	93.8
		Total Investments in Securities (Cost $7,865,566)	$7,794,983	99.8
		Assets in Excess of Other Liabilities	17,614	0.2
		Net Assets	$7,812,597	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $8,224,995.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$168,568
Gross Unrealized Depreciation	(598,580)
Net Unrealized Depreciation	$(430,012)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$471,074	$—	$—	$471,074
Mutual Funds	7,323,909	—	—	7,323,909
Total Investments, at fair value	$7,794,983	$—	$—	$7,794,983

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$306,002	$(144,067)	$(7,545)	$154,390	$2,545	$1,318	$—
Voya Index Plus LargeCap Portfolio - Class I	—	247,063	(27,150)	13,650	233,563	3,041	652	—
Voya Intermediate Bond Fund - Class R6	—	162,995	(5,268)	(3,080)	154,647	808	(86)	—
Voya International Core Fund - Class I	382,279	388,320	(108,757)	9,433	671,275	9,825	(12,259)	—
Voya International Index Portfolio - Class I	101,366	82,011	(27,620)	1,859	157,616	3,622	(3,237)	—
Voya Large Cap Growth Portfolio - Class I	388,031	413,882	(109,442)	(39,820)	652,651	2,942	(7,636)	67,806
Voya Large Cap Value Fund - Class R6	384,891	293,577	(296,974)	68,290	449,784	8,965	(28,104)	—
Voya MidCap Opportunities Portfolio - Class I	219,039	290,009	(88,245)	677	421,480	—	(13,747)	36,222
Voya Multi-Manager Emerging Markets Equity Fund - Class I	249,558	152,482	(221,786)	50,164	230,418	2,563	(30,431)	—
Voya Multi-Manager International Equity Fund - Class I	484,382	383,271	(124,336)	(1,472)	741,845	12,879	(13,381)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	513,972	408,072	(224,228)	32,889	730,705	14,281	(17,205)	22,295
Voya Multi-Manager Mid Cap Value Fund - Class I	405,837	350,858	(234,397)	102,834	625,132	7,357	(51,115)	10,182
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	191,769	103,372	(119,661)	16,137	191,617	1,472	(11,399)	—
Voya Small Company Portfolio - Class I	205,572	157,713	(94,153)	46,142	315,274	1,092	(8,850)	22,091
Voya U.S. Bond Index Portfolio - Class I	—	370,126	(370,126)	—	—	771	2,278	—
Voya U.S. Stock Index Portfolio - Class I	518,494	598,109	(842,732)	39,130	313,001	5,814	(32,083)	14,201
VY® Clarion Global Real Estate Portfolio - Class I	—	90,487	(9,104)	(2,592)	78,791	811	(41)	—
VY® Clarion Real Estate Portfolio - Class I	104,830	55,565	(79,802)	(1,254)	79,339	1,037	4,314	—
VY® Invesco Comstock Portfolio - Class I	251,821	185,324	(93,276)	54,392	398,261	9,882	(4,818)	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	387,643	413,986	(117,488)	(34,015)	650,125	—	(12,529)	62,791
	$4,789,484	$5,453,224	$(3,338,612)	$345,819	$7,249,914	$89,707	$(238,359)	$235,588

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,117)
Total	$(2,117)

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.7%
2,968		iShares Barclays 20+ Year Treasury Bond Fund	$353,578	0.7
8,757		SPDR Trust Series 1	1,957,452	4.0
		Total Exchange-Traded Funds (Cost $2,320,230)	2,311,030	4.7
MUTUAL FUNDS: 95.2%
		Affiliated Investment Companies: 93.7%
249,761		Voya Floating Rate Fund - Class I	2,487,620	5.0
101,897		Voya Global Bond Fund - Class R6	979,234	2.0
250,203		Voya High Yield Bond Fund - Class R6	2,011,630	4.0
272,224		Voya Intermediate Bond Fund - Class R6	2,711,353	5.5
196,130		Voya International Core Fund - Class I	1,765,168	3.6
114,230		Voya International Index Portfolio - Class I	1,006,367	2.0
141,255		Voya Large Cap Growth Portfolio - Class I	2,449,365	4.9
194,908		Voya Large Cap Value Fund - Class R6	2,529,908	5.1
178,261	@	Voya MidCap Opportunities Portfolio - Class I	2,199,737	4.4
104,303		Voya Multi-Manager Emerging Markets Equity Fund - Class I	979,401	2.0
173,018		Voya Multi-Manager International Equity Fund - Class I	1,744,024	3.5
186,867		Voya Multi-Manager Large Cap Core Portfolio - Class I	2,782,448	5.6
202,346		Voya Multi-Manager Mid Cap Value Fund - Class I	2,246,040	4.5
162,718		Voya Short Term Bond Fund - Class R6	1,599,515	3.2
45,533		Voya Small Company Portfolio - Class I	1,007,181	2.0
233,540		Voya U.S. Bond Index Portfolio - Class I	2,459,175	5.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
108,722		Voya U.S. Stock Index Portfolio - Class I	$1,499,278	3.0
42,867		VY® Clarion Global Real Estate Portfolio - Class I	502,401	1.0
13,798		VY® Clarion Real Estate Portfolio - Class I	506,095	1.0
219,951		VY® Goldman Sachs Bond Portfolio - Class I	2,212,708	4.5
102,077		VY® Invesco Comstock Portfolio - Class I	1,783,289	3.6
193,354		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,928,596	9.9
144,860		VY® T. Rowe Price Equity Income Portfolio - Class I	2,006,312	4.0
28,346	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,195,083	4.4
			46,591,928	93.7
		Unaffiliated Investment Companies: 1.5%
148,601	@	Credit Suisse Commodity Return Strategy Fund - Class I	753,405	1.5
		Total Mutual Funds (Cost $48,317,326)	47,345,333	95.2
		Total Investments in Securities (Cost $50,637,556)	$49,656,363	99.9
		Assets in Excess of Other Liabilities	62,393	0.1
		Net Assets	$49,718,756	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $51,724,731.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$495,275
Gross Unrealized Depreciation	(2,563,643)
Net Unrealized Depreciation	$(2,068,368)

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,311,030	$—	$—	$2,311,030
Mutual Funds	47,345,333	—	—	47,345,333
Total Investments, at fair value	$49,656,363	$—	$—	$49,656,363

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$1,015,094	$(1,015,094)	$—	$—	$22	$(57,246)	$—
Voya Floating Rate Fund - Class I	2,435,269	915,885	(976,069)	112,535	2,487,620	96,575	(39,796)	—
Voya Global Bond Fund - Class R6	2,434,924	426,488	(2,007,766)	125,588	979,234	36,688	(13,307)	—
Voya High Yield Bond Fund - Class I	2,386,386	297,637	(2,943,000)	258,977	—	77,580	(58,775)	—
Voya High Yield Bond Fund - Class R6	—	2,770,181	(763,837)	5,286	2,011,630	44,065	(45,114)	—
Voya Intermediate Bond Fund - Class R6	978,596	2,495,427	(736,128)	(26,542)	2,711,353	61,749	253	—
Voya International Core Fund - Class I	2,158,659	757,695	(1,318,819)	167,633	1,765,168	26,200	(192,482)	—
Voya International Index Portfolio - Class I	952,152	415,905	(400,109)	38,419	1,006,367	28,259	(57,551)	—
Voya Large Cap Growth Portfolio - Class I	2,916,982	1,052,571	(1,213,414)	(306,774)	2,449,365	12,244	89,733	282,169
Voya Large Cap Value Fund - Class R6	3,579,327	963,181	(2,481,645)	469,045	2,529,908	63,021	(201,743)	—
Voya MidCap Opportunities Portfolio - Class I	1,937,392	1,172,036	(951,650)	41,959	2,199,737	—	(107,987)	210,592
Voya Multi-Manager Emerging Markets Equity Fund - Class I	937,678	423,511	(513,881)	132,093	979,401	11,055	(68,896)	—
Voya Multi-Manager International Equity Fund - Class I	1,197,664	1,129,746	(549,505)	(33,881)	1,744,024	30,708	(12,806)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	2,897,721	1,546,355	(1,623,214)	(38,414)	2,782,448	57,596	112,587	94,610
Voya Multi-Manager Mid Cap Value Fund - Class I	2,144,856	855,203	(1,291,542)	537,523	2,246,040	26,806	(293,723)	37,098
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	240,269	18,324	(251,295)	(7,298)	—	—	9,340	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	1,059,888	(1,059,888)	—	—	—	277	—
Voya Short Term Bond Fund - Class R6	979,172	2,134,532	(1,517,399)	3,210	1,599,515	30,548	(9,796)	—
Voya Small Company Portfolio - Class I	966,158	417,312	(503,537)	127,248	1,007,181	4,268	(4,669)	86,385
Voya U.S. Bond Index Portfolio - Class I	2,435,319	3,362,930	(3,332,320)	(6,754)	2,459,175	46,093	9,547	3,304
Voya U.S. Stock Index Portfolio - Class I	1,904,810	2,267,049	(2,746,499)	73,918	1,499,278	26,300	(83,195)	42,310
VY T. Rowe Price Equity Income Portfolio Initial	—	2,567,165	(586,395)	25,542	2,006,312	46,275	(13,623)	174,325
VY® BlackRock Inflation Protected Bond Portfolio - Class I	972,409	54,608	(1,125,548)	98,531	—	—	(61,717)	—
VY® Clarion Global Real Estate Portfolio - Class I	—	644,188	(122,418)	(19,369)	502,401	5,645	(90)	—
VY® Clarion Real Estate Portfolio - Class I	984,937	219,739	(554,062)	(144,519)	506,095	7,338	169,964	—
VY® Goldman Sachs Bond Portfolio - Class I	972,807	1,876,262	(599,626)	(36,735)	2,212,708	38,444	14,586	—
VY® Invesco Comstock Portfolio - Class I	1,655,722	666,543	(754,043)	215,067	1,783,289	44,841	28,996	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,843,517	1,803,822	(1,684,867)	(33,876)	4,928,596	75,085	(49,825)	371,039
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,914,227	1,059,741	(1,526,015)	(252,870)	2,195,083	—	5,767	251,532
	$45,826,953	$34,389,018	$(35,149,585)	$1,525,542	$46,591,928	$897,405	$(931,291)	$1,553,364

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(156,309)
Interest rate contracts	14,183
Total	$(142,126)

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.5%
952		iShares iBoxx $ High Yield Corporate Bond Fund	$82,396	0.5
2,953		SPDR Trust Series 1	660,084	4.0
		Total Exchange-Traded Funds (Cost $721,459)	742,480	4.5
MUTUAL FUNDS: 95.3%
		Affiliated Investment Companies: 93.2%
115,505		Voya Floating Rate Fund - Class I	1,150,426	7.0
117,777		Voya Global Bond Fund - Class R6	1,131,841	6.9
154,932		Voya High Yield Bond Fund - Class R6	1,245,650	7.6
72,655		Voya Intermediate Bond Fund - Class R6	723,641	4.4
56,590		Voya International Index Portfolio - Class I	498,558	3.1
12,877		Voya Large Cap Value Fund - Class R6	167,146	1.0
26,153	@	Voya MidCap Opportunities Portfolio - Class I	322,725	2.0
29,700		Voya Multi-Manager Mid Cap Value Fund - Class I	329,673	2.0
231,508		Voya Short Term Bond Fund - Class R6	2,275,721	13.9
130,810		Voya U.S. Bond Index Portfolio - Class I	1,377,434	8.4
35,905		Voya U.S. Stock Index Portfolio - Class I	495,132	3.0
135,881		VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,297,662	7.9
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
186,712		VY® Goldman Sachs Bond Portfolio - Class I	$1,878,318	11.5
63,843		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,627,353	10.0
53,449		VY® T. Rowe Price Equity Income Portfolio - Class I	740,266	4.5
			15,261,546	93.2
		Unaffiliated Investment Companies: 2.1%
66,823	@	Credit Suisse Commodity Return Strategy Fund - Class I	338,790	2.1
		Total Mutual Funds (Cost $15,813,537)	15,600,336	95.3
		Total Investments in Securities (Cost $16,534,996)	$16,342,816	99.8
		Assets in Excess of Other Liabilities	26,787	0.2
		Net Assets	$16,369,603	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $17,045,544.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$78,084
Gross Unrealized Depreciation	(780,812)
Net Unrealized Depreciation	$(702,728)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$742,480	$—	$—	$742,480
Mutual Funds	15,600,336	—	—	15,600,336
Total Investments, at fair value	$16,342,816	$—	$—	$16,342,816

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Market Index Portfolio - Class I	$—	$337,032	$(337,032)	$—	$—	$8	$(19,313)	$—
Voya Floating Rate Fund - Class I	1,019,033	330,894	(244,220)	44,719	1,150,426	46,071	(9,684)	—
Voya Global Bond Fund - Class R6	1,743,765	423,517	(1,112,666)	77,225	1,131,841	35,603	(5,265)	—
Voya High Yield Bond Fund - Class I	1,036,364	301,351	(1,440,607)	102,892	—	39,046	(17,185)	—
Voya High Yield Bond Fund - Class R6	—	1,531,910	(302,982)	16,722	1,245,650	26,037	(17,997)	—
Voya Intermediate Bond Fund - Class R6	952,577	710,742	(941,841)	2,163	723,641	38,096	(7,805)	—
Voya International Index Portfolio - Class I	427,569	195,766	(136,052)	11,275	498,558	14,606	(18,941)	—
Voya Large Cap Growth Portfolio - Class I	408,061	121,858	(549,563)	19,644	—	—	(25,242)	—
Voya Large Cap Value Fund - Class R6	400,645	161,223	(451,468)	56,746	167,146	5,417	(34,939)	—
Voya MidCap Opportunities Portfolio - Class I	290,208	158,372	(140,458)	14,603	322,725	—	(24,752)	34,060
Voya Multi-Manager Mid Cap Value Fund - Class I	285,686	138,452	(166,937)	72,472	329,673	3,958	(34,152)	5,477
Voya Short Term Bond Fund - Class R6	1,173,055	1,710,219	(604,030)	(3,523)	2,275,721	37,899	(7,090)	—
Voya U.S. Bond Index Portfolio - Class I	1,737,266	512,304	(880,472)	8,336	1,377,434	32,192	3,671	2,177
Voya U.S. Stock Index Portfolio - Class I	288,246	560,916	(384,181)	30,151	495,132	7,815	(13,486)	—
VY T. Rowe Price Equity Income Portfolio Initial	—	1,018,104	(285,791)	7,953	740,266	17,321	(5,951)	70,294
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,310,541	361,541	(484,003)	109,583	1,297,662	—	(58,537)	—
VY® Goldman Sachs Bond Portfolio - Class I	946,740	1,178,325	(246,126)	(621)	1,878,318	26,015	5,430	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,450,713	579,621	(395,641)	(7,340)	1,627,353	25,219	(25,438)	133,904
	$13,470,469	$10,332,147	$(9,104,070)	$563,000	$15,261,546	$355,303	$(316,676)	$245,912

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(6,352)
Total	$(6,352)

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.2%
40,727		iShares Barclays 20+ Year Treasury Bond Fund	$4,851,808	1.0
90,131		SPDR Trust Series 1	20,146,982	4.2
		Total Exchange-Traded Funds (Cost $24,962,437)	24,998,790	5.2
MUTUAL FUNDS: 94.7%
		Affiliated Investment Companies: 93.1%
2,451,013		Voya Floating Rate Fund - Class I	24,412,085	5.0
2,997,418		Voya Global Bond Fund - Class R6	28,805,185	5.9
1,228,135		Voya High Yield Bond Fund - Class R6	9,874,208	2.0
2,390,250		Voya Intermediate Bond Fund - Class R6	23,806,889	4.9
1,649,972		Voya International Core Fund - Class I	14,849,746	3.1
1,121,003		Voya International Index Portfolio - Class I	9,876,036	2.0
553,933		Voya Large Cap Growth Portfolio - Class I	9,605,205	2.0
765,658		Voya Large Cap Value Fund - Class R6	9,938,244	2.0
582,598	@	Voya MidCap Opportunities Portfolio - Class I	7,189,262	1.5
1,927,332		Voya Multi-Manager Large Cap Core Portfolio - Class I	28,697,976	5.9
661,914		Voya Multi-Manager Mid Cap Value Fund - Class I	7,347,244	1.5
3,437,375		Voya Short Term Bond Fund - Class R6	33,789,395	7.0
4,782,208		Voya U.S. Bond Index Portfolio - Class I	50,356,648	10.4
355,673		Voya U.S. Stock Index Portfolio - Class I	4,904,726	1.0
4,537,822		VY® BlackRock Inflation Protected Bond Portfolio - Class I	43,336,196	8.9
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
420,656		VY® Clarion Global Real Estate Portfolio - Class I	$4,930,084	1.0
135,469		VY® Clarion Real Estate Portfolio - Class I	4,968,998	1.0
6,609,216		VY® Goldman Sachs Bond Portfolio - Class I	66,488,713	13.7
1,564,368		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	39,875,740	8.2
1,422,110		VY® T. Rowe Price Equity Income Portfolio - Class I	19,696,222	4.1
123,472	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	9,561,638	2.0
			452,310,440	93.1
		Unaffiliated Investment Companies: 1.6%
1,531,386	@	Credit Suisse Commodity Return Strategy Fund - Class I	7,764,129	1.6
		Total Mutual Funds (Cost $470,620,202)	460,074,569	94.7
		Total Investments in Securities (Cost $495,582,639)	$485,073,359	99.9
		Assets in Excess of Other Liabilities	594,298	0.1
		Net Assets	$485,667,657	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $506,598,913.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,601,673
Gross Unrealized Depreciation	(24,127,227)
Net Unrealized Depreciation	$(21,525,554)

See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$24,998,790	$—	$—	$24,998,790
Mutual Funds	460,074,569	—	—	460,074,569
Total Investments, at fair value	$485,073,359	$—	$—	$485,073,359

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Market Index Portfolio - Class I	$—	$10,568,461	$(10,568,461)	$—	$—	$264	$(597,953)	$—
Voya Floating Rate Fund - Class I	29,495,782	2,154,043	(8,395,565)	1,157,825	24,412,085	1,130,669	(318,813)	—
Voya Global Bond Fund - Class R6	35,348,086	2,593,710	(10,515,971)	1,379,360	28,805,185	872,062	(402,322)	—
Voya High Yield Bond Fund - Class I	17,218,299	952,571	(20,083,776)	1,912,906	—	568,328	(304,548)	—
Voya High Yield Bond Fund - Class R6	—	17,490,363	(7,610,506)	(5,649)	9,874,208	249,454	(453,505)	—
Voya Intermediate Bond Fund - Class R6	47,519,474	15,617,645	(39,202,802)	(127,428)	23,806,889	1,599,603	256,550	—
Voya International Core Fund - Class I	17,427,150	2,993,116	(6,652,618)	1,082,098	14,849,746	230,986	(1,229,606)	—
Voya International Index Portfolio - Class I	11,548,095	2,084,828	(4,116,502)	359,615	9,876,036	338,489	(595,444)	—
Voya Large Cap Growth Portfolio - Class I	17,696,581	2,770,593	(9,195,460)	(1,666,509)	9,605,205	62,105	484,338	1,431,285
Voya Large Cap Value Fund - Class R6	23,153,396	2,334,506	(18,869,561)	3,319,903	9,938,244	305,542	(2,145,584)	—
Voya MidCap Opportunities Portfolio - Class I	8,816,089	1,796,722	(3,924,472)	500,923	7,189,262	—	(798,712)	893,542
Voya Multi-Manager Large Cap Core Portfolio - Class I	24,608,464	16,078,515	(11,728,335)	(260,668)	28,697,976	675,534	979,025	1,207,583
Voya Multi-Manager Mid Cap Value Fund - Class I	8,673,475	1,370,584	(4,638,177)	1,941,362	7,347,244	91,905	(1,005,646)	127,192
Voya Russell™ Mid Cap Index Portfolio - Class I	—	10,828,274	(10,828,274)	—	—	—	(26,226)	—
Voya Short Term Bond Fund - Class R6	47,547,406	3,893,288	(17,784,216)	132,917	33,789,395	815,940	(225,299)	—
Voya U.S. Bond Index Portfolio - Class I	81,388,349	24,956,541	(56,909,537)	921,295	50,356,648	1,283,078	(113,306)	87,613
Voya U.S. Stock Index Portfolio - Class I	22,824,571	18,392,631	(38,482,189)	2,169,713	4,904,726	77,904	(2,923,255)	—
VY T. Rowe Price Equity Income Portfolio Initial	—	25,535,726	(5,915,145)	75,641	19,696,222	475,224	(158,890)	2,210,460
VY® BlackRock Inflation Protected Bond Portfolio - Class I	53,111,312	2,490,277	(16,623,779)	4,358,386	43,336,196	—	(2,366,480)	—
VY® Clarion Global Real Estate Portfolio - Class I	—	6,239,114	(1,131,806)	(177,224)	4,930,084	71,015	7,696	—
VY® Clarion Real Estate Portfolio - Class I	11,944,468	1,004,046	(6,146,289)	(1,833,227)	4,968,998	93,038	2,183,455	—
VY® Goldman Sachs Bond Portfolio - Class I	47,229,418	32,942,631	(13,867,437)	184,101	66,488,713	1,060,354	261,213	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	47,019,557	7,398,417	(14,310,149)	(232,085)	39,875,740	633,944	(734,593)	3,881,730
VY® T. Rowe Price Growth Equity Portfolio - Class I	17,678,737	2,984,604	(9,416,849)	(1,684,854)	9,561,638	—	273,599	1,253,406
	$570,248,709	$215,471,206	$(346,917,876)	$13,508,401	$452,310,440	$10,635,438	$(9,954,305)	$11,092,811

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
83

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,089,896)
Interest rate contracts	95,806
Total	$(994,090)

See Accompanying Notes to Financial Statements
84

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.3%
42,330		iShares Barclays 20+ Year Treasury Bond Fund	$5,042,773	0.7
220,729		iShares Russell 1000 Value Index Fund	24,728,270	3.6
187,355		SPDR Trust Series 1	41,879,463	6.0
		Total Exchange-Traded Funds (Cost $69,063,780)	71,650,506	10.3
MUTUAL FUNDS: 89.5%
		Affiliated Investment Companies: 88.0%
1,432,839		Voya Emerging Markets Index Portfolio - Class I	13,697,941	2.0
2,086,527		Voya Floating Rate Fund - Class I	20,781,804	3.0
1,418,354		Voya Global Bond Fund - Class R6	13,630,379	2.0
1,742,084		Voya High Yield Bond Fund - Class R6	14,006,352	2.0
858,257		Voya Index Plus LargeCap Portfolio - Class I	20,761,240	3.0
3,612,860		Voya Intermediate Bond Fund - Class R6	35,984,089	5.2
4,681,274		Voya International Core Fund - Class I	42,131,464	6.1
1,590,430		Voya International Index Portfolio - Class I	14,011,692	2.0
2,162,331		Voya Large Cap Growth Portfolio - Class I	37,494,815	5.4
2,426,185		Voya Large Cap Value Fund - Class R6	31,491,888	4.5
3,858,631	@	Voya MidCap Opportunities Portfolio - Class I	47,615,502	6.9
1,451,378		Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,628,443	2.0
5,505,418		Voya Multi-Manager International Equity Fund - Class I	55,494,611	8.0
2,298,650		Voya Multi-Manager Large Cap Core Portfolio - Class I	34,226,903	4.9
4,382,000		Voya Multi-Manager Mid Cap Value Fund - Class I	48,640,205	7.0
950,937		Voya Small Company Portfolio - Class I	21,034,727	3.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,297,395		Voya U.S. Bond Index Portfolio - Class I	$13,661,568	2.0
1,261,371		Voya U.S. Stock Index Portfolio - Class I	17,394,306	2.5
596,789		VY® Clarion Global Real Estate Portfolio - Class I	6,994,370	1.0
192,103		VY® Clarion Real Estate Portfolio - Class I	7,046,351	1.0
1,624,849		VY® Invesco Comstock Portfolio - Class I	28,386,120	4.1
1,345,745		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	34,303,039	5.0
482,118	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	37,335,214	5.4
			609,753,023	88.0
		Unaffiliated Investment Companies: 1.5%
2,119,348	@	Credit Suisse Commodity Return Strategy Fund - Class I	10,745,096	1.5
		Total Mutual Funds (Cost $642,671,850)	620,498,119	89.5
		Total Investments in Securities (Cost $711,735,630)	$692,148,625	99.8
		Assets in Excess of Other Liabilities	1,047,891	0.2
		Net Assets	$693,196,516	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $722,489,374.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$11,829,655
Gross Unrealized Depreciation	(42,170,404)
Net Unrealized Depreciation	$(30,340,749)

See Accompanying Notes to Financial Statements
85

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$71,650,506	$—	$—	$71,650,506
Mutual Funds	620,498,119	—	—	620,498,119
Total Investments, at fair value	$692,148,625	$—	$—	$692,148,625

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$28,799,494	$(14,388,867)	$(712,686)	$13,697,941	$310,202	$184,824	$—
Voya Floating Rate Fund - Class I	22,944,583	3,096,868	(6,101,416)	841,769	20,781,804	888,738	(187,950)	—
Voya Global Bond Fund - Class R6	15,289,385	1,910,305	(3,852,461)	283,150	13,630,379	375,450	86,615	—
Voya High Yield Bond Fund - Class I	22,435,932	1,846,419	(25,622,152)	1,339,801	—	733,274	(197,878)	—
Voya High Yield Bond Fund - Class R6	—	22,280,358	(8,552,111)	278,105	14,006,352	333,958	54,091	—
Voya Index Plus LargeCap Portfolio - Class I	—	22,419,731	(3,091,638)	1,433,147	20,761,240	370,559	83,273	—
Voya Intermediate Bond Fund - Class R6	22,909,627	26,623,237	(13,227,264)	(321,511)	35,984,089	836,320	270,752	—
Voya International Core Fund - Class I	45,188,975	5,094,763	(8,688,731)	536,457	42,131,464	641,477	(1,050,612)	—
Voya International Index Portfolio - Class I	14,985,829	1,948,979	(2,926,701)	3,585	14,011,692	441,589	(327,345)	—
Voya Large Cap Growth Portfolio - Class I	57,270,078	6,467,798	(23,115,590)	(3,127,471)	37,494,815	240,039	(1,397,783)	5,532,002
Voya Large Cap Value Fund - Class R6	55,840,384	5,101,370	(35,481,487)	6,031,621	31,491,888	921,618	(2,450,410)	—
Voya MidCap Opportunities Portfolio - Class I	32,328,613	27,848,678	(13,286,220)	724,431	47,615,502	—	(2,904,553)	5,367,339
Voya Multi-Manager Emerging Markets Equity Fund - Class I	29,478,323	2,832,789	(21,793,172)	3,110,503	13,628,443	157,924	(1,425,831)	—
Voya Multi-Manager International Equity Fund - Class I	60,231,796	6,959,489	(11,516,871)	(179,803)	55,494,611	1,002,632	(1,316,154)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	63,604,033	7,508,687	(39,076,770)	2,190,953	34,226,903	956,949	(1,686,429)	1,927,034
Voya Multi-Manager Mid Cap Value Fund - Class I	50,521,908	6,204,920	(16,804,154)	8,717,531	48,640,205	595,526	(3,223,365)	824,181
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	18,864,996	565,999	(20,471,992)	1,040,997	—	—	(952,368)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	14,504,321	(14,504,321)	—	—	—	(19,127)	—
Voya Small Company Portfolio - Class I	22,763,495	3,000,629	(7,687,058)	2,957,661	21,034,727	99,808	(341,358)	2,019,885
Voya U.S. Bond Index Portfolio - Class I	7,675,694	40,799,046	(34,478,658)	(334,514)	13,661,568	142,586	228,455	10,391
Voya U.S. Stock Index Portfolio - Class I	45,368,324	8,048,921	(37,318,711)	1,295,772	17,394,306	316,822	(179,132)	618,539
VY® Clarion Global Real Estate Portfolio - Class I	—	8,248,837	(996,558)	(257,909)	6,994,370	91,914	13,058	—
VY® Clarion Real Estate Portfolio - Class I	15,498,731	1,073,179	(9,274,302)	(251,257)	7,046,351	119,860	636,389	—
VY® Invesco Comstock Portfolio - Class I	29,714,726	2,899,791	(8,753,993)	4,525,596	28,386,120	734,357	(488,772)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	40,803,051	(4,755,153)	(1,744,859)	34,303,039	537,413	(108,786)	3,030,784
VY® T. Rowe Price Growth Equity Portfolio - Class I	57,228,546	7,278,978	(24,149,543)	(3,022,767)	37,335,214	—	(2,023,704)	4,911,479
	$690,143,978	$304,166,637	$(409,915,894)	$25,358,302	$609,753,023	$10,849,015	$(18,724,101)	$24,241,634

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,447,337)
Interest rate contracts	218,142
Total	$(2,229,195)

See Accompanying Notes to Financial Statements
87

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.0%
6,361		SPDR Trust Series 1	$1,421,874	4.0
		Total Exchange-Traded Funds (Cost $1,382,793)	1,421,874	4.0
MUTUAL FUNDS: 95.9%
		Affiliated Investment Companies: 93.8%
73,703		Voya Emerging Markets Index Portfolio - Class I	704,605	2.0
214,607		Voya Floating Rate Fund - Class I	2,137,490	6.0
182,366		Voya Global Bond Fund - Class R6	1,752,536	4.9
268,751		Voya High Yield Bond Fund - Class R6	2,160,759	6.1
103,658		Voya Intermediate Bond Fund - Class R6	1,032,437	2.9
100,290		Voya International Core Fund - Class I	902,606	2.5
81,774		Voya International Index Portfolio - Class I	720,428	2.0
30,324		Voya Large Cap Growth Portfolio - Class I	525,813	1.5
27,911		Voya Large Cap Value Fund - Class R6	362,284	1.0
106,292	@	Voya MidCap Opportunities Portfolio - Class I	1,311,645	3.7
88,469		Voya Multi-Manager International Equity Fund - Class I	891,764	2.5
120,701		Voya Multi-Manager Mid Cap Value Fund - Class I	1,339,779	3.8
322,617		Voya Short Term Bond Fund - Class R6	3,171,325	8.9
32,592		Voya Small Company Portfolio - Class I	720,942	2.0
250,216		Voya U.S. Bond Index Portfolio - Class I	2,634,775	7.4
64,902		Voya U.S. Stock Index Portfolio - Class I	895,000	2.5
147,286		VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,406,582	4.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS (continued)
		Affiliated Investment Companies: (continued)
30,684		VY® Clarion Global Real Estate Portfolio - Class I	$359,616	1.0
9,876		VY® Clarion Real Estate Portfolio - Class I	362,244	1.0
370,463		VY® Goldman Sachs Bond Portfolio - Class I	3,726,858	10.5
41,775		VY® Invesco Comstock Portfolio - Class I	729,813	2.1
138,406		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,527,976	9.9
103,806		VY® T. Rowe Price Equity Income Portfolio - Class I	1,437,718	4.1
6,761	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	523,599	1.5
			33,338,594	93.8
		Unaffiliated Investment Companies: 2.1%
143,914	@	Credit Suisse Commodity Return Strategy Fund - Class I	729,643	2.1
		Total Mutual Funds (Cost $34,426,050)	34,068,237	95.9
		Total Investments in Securities (Cost $35,808,843)	$35,490,111	99.9
		Assets in Excess of Other Liabilities	44,829	0.1
		Net Assets	$35,534,940	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $37,144,081.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$343,755
Gross Unrealized Depreciation	(1,997,725)
Net Unrealized Depreciation	$(1,653,970)

See Accompanying Notes to Financial Statements
88

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,421,874	$—	$—	$1,421,874
Mutual Funds	34,068,237	—	—	34,068,237
Total Investments, at fair value	$35,490,111	$—	$—	$35,490,111

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$821,571	$927,842	$(1,197,664)	$152,856	$704,605	$15,662	$(124,373)	$—
Voya Floating Rate Fund - Class I	2,157,382	898,103	(1,028,034)	110,039	2,137,490	89,455	(43,975)	—
Voya Global Bond Fund - Class R6	2,157,636	409,238	(893,341)	79,003	1,752,536	51,336	(11,972)	—
Voya High Yield Bond Fund - Class I	2,118,722	771,538	(3,113,694)	223,434	—	72,568	(90,066)	—
Voya High Yield Bond Fund - Class R6	—	2,633,897	(515,859)	42,721	2,160,759	44,336	(25,567)	—
Voya Intermediate Bond Fund - Class R6	2,817,805	830,414	(2,622,738)	6,956	1,032,437	81,878	9,411	—
Voya International Core Fund - Class I	2,124,868	491,256	(1,917,691)	204,173	902,606	13,612	(224,917)	—
Voya International Index Portfolio - Class I	843,621	230,599	(393,895)	40,103	720,428	22,457	(56,222)	—
Voya Large Cap Growth Portfolio - Class I	1,184,368	281,591	(884,670)	(55,476)	525,813	4,014	(23,606)	92,519
Voya Large Cap Value Fund - Class R6	1,268,228	215,385	(1,308,232)	186,903	362,284	13,638	(143,661)	—
Voya MidCap Opportunities Portfolio - Class I	1,501,774	591,647	(856,017)	74,241	1,311,645	—	(116,811)	145,580
Voya Multi-Manager International Equity Fund - Class I	—	1,231,727	(318,660)	(21,303)	891,764	15,957	(1,482)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	857,536	177,109	(1,079,153)	44,508	—	—	(34,904)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,583,355	415,883	(1,078,673)	419,214	1,339,779	16,247	(258,052)	22,486
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	106,431	15,805	(124,587)	2,351	—	—	(1,269)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	751,649	(751,649)	—	—	—	(495)	—
Voya Short Term Bond Fund - Class R6	2,168,757	2,114,281	(1,111,993)	280	3,171,325	47,697	(12,099)	—
Voya Small Company Portfolio - Class I	855,723	247,824	(504,859)	122,254	720,942	3,383	(26,480)	68,458
Voya U.S. Bond Index Portfolio - Class I	5,183,645	1,887,523	(4,496,193)	59,800	2,634,775	73,106	8,885	4,490
Voya U.S. Stock Index Portfolio - Class I	852,861	1,260,876	(1,290,802)	72,065	895,000	16,447	(66,344)	35,212
VY T. Rowe Price Equity Income Portfolio Initial	—	2,310,338	(883,152)	10,532	1,437,718	33,775	(10,329)	140,301
VY® BlackRock Inflation Protected Bond Portfolio - Class I	2,153,808	338,939	(1,275,470)	189,305	1,406,582	—	(107,187)	—
VY® Clarion Global Real Estate Portfolio - Class I	—	501,844	(128,738)	(13,490)	359,616	4,623	1,670	—
VY® Clarion Real Estate Portfolio - Class I	872,774	140,531	(536,764)	(114,297)	362,244	6,013	141,273	—
VY® Goldman Sachs Bond Portfolio - Class I	2,801,047	2,033,502	(1,117,340)	9,649	3,726,858	51,199	27,583	—
VY® Invesco Comstock Portfolio - Class I	733,320	757,678	(914,790)	153,605	729,813	19,886	(34,647)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,290,995	951,833	(1,754,279)	39,427	3,527,976	54,951	(88,527)	304,096
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,290,913	310,607	(1,051,107)	(26,814)	523,599	—	(72,167)	80,943
	$40,747,140	$23,729,459	$(33,150,044)	$2,012,039	$33,338,594	$752,240	$(1,386,330)	$894,085

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
89

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(145,788)
Interest rate contracts	12,888
Total	$(132,900)

See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.3%
1,219		iShares Barclays 20+ Year Treasury Bond Fund	$145,219	0.7
3,596		SPDR Trust Series 1	803,814	3.6
		Total Exchange-Traded Funds (Cost $945,660)	949,033	4.3
MUTUAL FUNDS: 95.5%
		Affiliated Investment Companies: 94.1%
111,497		Voya Floating Rate Fund - Class I	1,110,510	5.0
136,628		Voya Global Bond Fund - Class R6	1,312,994	5.9
55,814		Voya High Yield Bond Fund - Class R6	448,744	2.0
99,518		Voya Intermediate Bond Fund - Class R6	991,201	4.5
149,912		Voya International Core Fund - Class I	1,349,208	6.1
50,945		Voya International Index Portfolio - Class I	448,823	2.0
44,163		Voya Large Cap Growth Portfolio - Class I	765,781	3.5
34,744		Voya Large Cap Value Fund - Class R6	450,982	2.0
44,235	@	Voya MidCap Opportunities Portfolio - Class I	545,865	2.5
66,193		Voya Multi-Manager International Equity Fund - Class I	667,223	3.0
89,545		Voya Multi-Manager Large Cap Core Portfolio - Class I	1,333,324	6.0
50,127		Voya Multi-Manager Mid Cap Value Fund - Class I	556,412	2.5
95,060		Voya Short Term Bond Fund - Class R6	934,435	4.2
20,296		Voya Small Company Portfolio - Class I	448,939	2.0
126,447		Voya U.S. Bond Index Portfolio - Class I	1,331,484	6.0
72,965		Voya U.S. Stock Index Portfolio - Class I	1,006,181	4.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
160,911		VY® BlackRock Inflation Protected Bond Portfolio - Class I	$1,536,704	6.9
19,142		VY® Clarion Global Real Estate Portfolio - Class I	224,349	1.0
6,159		VY® Clarion Real Estate Portfolio - Class I	225,928	1.0
109,226		VY® Goldman Sachs Bond Portfolio - Class I	1,098,811	5.0
38,970		VY® Invesco Comstock Portfolio - Class I	680,809	3.1
86,350		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	2,201,074	9.9
32,294		VY® T. Rowe Price Equity Income Portfolio - Class I	447,275	2.0
9,849	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	762,713	3.5
			20,879,769	94.1
		Unaffiliated Investment Companies: 1.4%
60,952	@	Credit Suisse Commodity Return Strategy Fund - Class I	309,027	1.4
		Total Mutual Funds (Cost $21,054,282)	21,188,796	95.5
		Total Investments in Securities (Cost $21,999,942)	$22,137,829	99.8
		Assets in Excess of Other Liabilities	38,851	0.2
		Net Assets	$22,176,680	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $22,220,918.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$357,173
Gross Unrealized Depreciation	(440,262)
Net Unrealized Depreciation	$(83,089)

See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$949,033	$—	$—	$949,033
Mutual Funds	21,188,796	—	—	21,188,796
Total Investments, at fair value	$22,137,829	$—	$—	$22,137,829

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$427,715	$(427,715)	$—	$—	$9	$(23,285)	$—
Voya Floating Rate Fund - Class I	472,975	1,000,417	(392,353)	29,471	1,110,510	33,377	(3,247)	—
Voya Global Bond Fund - Class R6	568,624	1,215,307	(454,099)	(16,838)	1,312,994	23,744	16,352	—
Voya High Yield Bond Fund - Class I	280,110	359,449	(649,184)	9,625	—	13,885	(3,524)	—
Voya High Yield Bond Fund - Class R6	—	673,928	(238,513)	13,329	448,744	9,178	14,323	—
Voya Intermediate Bond Fund - Class R6	380,850	1,004,632	(378,813)	(15,468)	991,201	20,938	6,447	—
Voya International Core Fund - Class I	468,719	1,324,143	(478,365)	34,711	1,349,208	19,245	(21,839)	—
Voya International Index Portfolio - Class I	186,512	416,259	(165,531)	11,583	448,823	8,690	(7,567)	—
Voya Large Cap Growth Portfolio - Class I	427,010	822,584	(450,438)	(33,375)	765,781	3,411	(11,940)	78,613
Voya Large Cap Value Fund - Class R6	374,543	533,868	(506,146)	48,717	450,982	9,231	4,450	—
Voya MidCap Opportunities Portfolio - Class I	236,426	639,437	(329,826)	(172)	545,865	(0.01)	(14,492)	43,400
Voya Multi-Manager International Equity Fund - Class I	374,060	701,171	(420,437)	12,429	667,223	11,285	(12,348)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	377,383	1,380,713	(453,353)	28,581	1,333,324	25,108	6,364	37,677
Voya Multi-Manager Mid Cap Value Fund - Class I	232,832	622,818	(371,659)	72,421	556,412	6,381	(23,515)	8,831
Voya Short Term Bond Fund - Class R6	571,209	1,138,685	(773,041)	(2,418)	934,435	16,373	(523)	—
Voya Small Company Portfolio - Class I	275,879	490,948	(375,574)	57,686	448,939	1,304	10,035	26,395
Voya U.S. Bond Index Portfolio - Class I	805,766	2,157,660	(1,604,051)	(27,891)	1,331,484	24,805	23,210	1,534
Voya U.S. Stock Index Portfolio - Class I	214,238	1,734,826	(954,567)	11,684	1,006,181	15,742	15,755	11,166
VY T. Rowe Price Equity Income Portfolio Initial	—	574,516	(133,911)	6,670	447,275	10,038	(4,632)	34,704
VY® BlackRock Inflation Protected Bond Portfolio - Class I	663,308	1,390,922	(532,181)	14,655	1,536,704	—	12,764	—
VY® Clarion Global Real Estate Portfolio - Class I	—	286,910	(54,835)	(7,726)	224,349	2,297	506	—
VY® Clarion Real Estate Portfolio - Class I	194,481	276,649	(235,580)	(9,622)	225,928	2,922	19,801	—
VY® Goldman Sachs Bond Portfolio - Class I	331,814	1,129,282	(344,187)	(18,098)	1,098,811	19,148	5,988	—
VY® Invesco Comstock Portfolio - Class I	277,927	613,894	(299,385)	88,373	680,809	16,679	4,691	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	945,420	2,057,846	(759,737)	(42,455)	2,201,074	32,649	(2,997)	147,802
VY® T. Rowe Price Growth Equity Portfolio - Class I	427,596	820,523	(464,663)	(20,743)	762,713	—	(18,849)	70,676
	$9,087,682	$23,795,102	$(12,248,144)	$245,129	$20,879,769	$326,439	$(8,072)	$460,798

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(6,351)
Total	$(6,351)

See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.9%
131,725		iShares Barclays 20+ Year Treasury Bond Fund	$15,692,399	1.7
166,577		SPDR Trust Series 1	37,234,957	4.2
		Total Exchange-Traded Funds (Cost $53,298,752)	52,927,356	5.9
MUTUAL FUNDS: 94.0%
		Affiliated Investment Companies: 92.4%
1,856,156		Voya Emerging Markets Index Portfolio - Class I	17,744,852	2.0
4,506,231		Voya Floating Rate Fund - Class I	44,882,064	5.0
5,510,998		Voya Global Bond Fund - Class R6	52,960,688	5.9
2,257,940		Voya High Yield Bond Fund - Class R6	18,153,839	2.0
4,015,786		Voya Intermediate Bond Fund - Class R6	39,997,229	4.5
6,067,473		Voya International Core Fund - Class I	54,607,258	6.1
2,061,137		Voya International Index Portfolio - Class I	18,158,620	2.0
2,036,925		Voya Large Cap Growth Portfolio - Class I	35,320,276	4.0
1,407,723		Voya Large Cap Value Fund - Class R6	18,272,247	2.0
2,499,392	@	Voya MidCap Opportunities Portfolio - Class I	30,842,492	3.5
939,911		Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,825,764	1.0
5,349,989		Voya Multi-Manager International Equity Fund - Class I	53,927,891	6.0
4,099,243		Voya Multi-Manager Large Cap Core Portfolio - Class I	61,037,724	6.8
2,839,562		Voya Multi-Manager Mid Cap Value Fund - Class I	31,519,136	3.5
2,032,034		Voya Short Term Bond Fund - Class R6	19,974,891	2.2
1,232,629		Voya Small Company Portfolio - Class I	27,265,755	3.1
3,302,777		Voya U.S. Bond Index Portfolio - Class I	34,778,247	3.9
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,961,673		Voya U.S. Stock Index Portfolio - Class I	$27,051,477	3.0
773,449		VY® Clarion Global Real Estate Portfolio - Class I	9,064,818	1.0
249,092		VY® Clarion Real Estate Portfolio - Class I	9,136,679	1.0
3,524,266		VY® Goldman Sachs Bond Portfolio - Class I	35,454,120	4.0
2,108,372		VY® Invesco Comstock Portfolio - Class I	36,833,252	4.1
3,486,320		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	88,866,305	9.9
1,307,294		VY® T. Rowe Price Equity Income Portfolio - Class I	18,106,023	2.0
454,023	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	35,159,519	3.9
			827,941,166	92.4
		Unaffiliated Investment Companies: 1.6%
2,829,181	@	Credit Suisse Commodity Return Strategy Fund - Class I	14,343,947	1.6
		Total Mutual Funds (Cost $869,653,298)	842,285,113	94.0
		Total Investments in Securities (Cost $922,952,050)	$895,212,469	99.9
		Assets in Excess of Other Liabilities	816,815	0.1
		Net Assets	$896,029,284	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $942,432,308.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$9,221,110
Gross Unrealized Depreciation	(56,440,949)
Net Unrealized Depreciation	$(47,219,839)

See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$52,927,356	$—	$—	$52,927,356
Mutual Funds	842,285,113	—	—	842,285,113
Total Investments, at fair value	$895,212,469	$—	$—	$895,212,469

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$19,203,592	$21,798,098	$(27,322,471)	$4,065,633	$17,744,852	$414,162	$(3,446,763)	$—
Voya Floating Rate Fund - Class I	50,876,092	6,265,808	(14,323,677)	2,063,841	44,882,064	1,992,604	(599,080)	—
Voya Global Bond Fund - Class R6	60,976,738	7,541,910	(17,837,802)	2,279,842	52,960,688	1,522,364	(782,472)	—
Voya High Yield Bond Fund - Class I	29,709,541	2,248,939	(35,398,334)	3,439,854	—	983,089	(520,869)	—
Voya High Yield Bond Fund - Class R6	—	31,307,124	(13,005,280)	(148,005)	18,153,839	450,755	(771,567)	—
Voya Intermediate Bond Fund - Class R6	35,859,081	15,851,972	(11,629,605)	(84,219)	39,997,229	1,292,024	228,346	—
Voya International Core Fund - Class I	60,126,612	9,677,498	(17,759,929)	2,563,077	54,607,258	850,277	(3,127,163)	—
Voya International Index Portfolio - Class I	19,922,328	3,356,921	(5,528,238)	407,609	18,158,620	592,037	(816,081)	—
Voya Large Cap Growth Portfolio - Class I	50,887,766	7,958,173	(18,130,170)	(5,395,493)	35,320,276	216,829	1,445,079	4,997,100
Voya Large Cap Value Fund - Class R6	39,949,144	3,064,799	(29,275,727)	4,534,031	18,272,247	540,485	(2,444,945)	—
Voya MidCap Opportunities Portfolio - Class I	25,349,060	15,859,871	(10,228,549)	(137,890)	30,842,492	—	(1,270,945)	3,635,670
Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,814,357	1,740,367	(4,040,148)	1,311,188	8,825,764	104,663	(541,423)	—
Voya Multi-Manager International Equity Fund - Class I	60,154,085	9,797,066	(14,852,911)	(1,170,349)	53,927,891	996,713	(213,142)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	49,179,158	32,926,185	(20,876,293)	(191,326)	61,037,724	1,397,795	1,710,698	2,435,029
Voya Multi-Manager Mid Cap Value Fund - Class I	34,913,031	4,818,595	(15,226,665)	7,014,175	31,519,136	394,690	(3,224,246)	546,233
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	10,058,019	611,632	(9,842,040)	(827,611)	—	—	894,578	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	19,844,228	(19,844,228)	—	—	—	(44,086)	—
Voya Short Term Bond Fund - Class R6	51,259,075	6,672,817	(38,417,552)	460,551	19,974,891	802,308	(478,471)	—
Voya Small Company Portfolio - Class I	30,340,125	5,166,855	(11,308,192)	3,066,967	27,265,755	133,812	473,026	2,708,054
Voya U.S. Bond Index Portfolio - Class I	66,364,156	37,669,852	(70,110,506)	854,745	34,778,247	947,909	(80,012)	62,713
Voya U.S. Stock Index Portfolio - Class I	20,150,303	30,954,048	(25,846,729)	1,793,855	27,051,477	494,125	(1,475,441)	944,342
VY T. Rowe Price Equity Income Portfolio Initial	—	22,384,562	(4,351,407)	72,868	18,106,023	434,841	(98,915)	1,929,449
VY® Clarion Global Real Estate Portfolio - Class I	—	11,154,530	(1,770,955)	(318,757)	9,064,818	124,774	(1,846)	—
VY® Clarion Real Estate Portfolio - Class I	20,613,446	1,723,829	(10,210,210)	(2,990,386)	9,136,679	162,408	3,546,274	—
VY® Goldman Sachs Bond Portfolio - Class I	30,552,172	15,059,084	(9,926,411)	(230,725)	35,454,120	850,936	188,800	—
VY® Invesco Comstock Portfolio - Class I	39,600,865	5,956,249	(13,587,401)	4,863,539	36,833,252	963,410	731,079	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	101,393,528	13,465,499	(24,955,621)	(1,037,101)	88,866,305	1,407,278	(1,044,925)	8,213,211
VY® T. Rowe Price Growth Equity Portfolio - Class I	50,836,880	8,316,972	(17,682,914)	(6,311,419)	35,159,519	—	1,904,570	4,445,894
	$968,089,154	$353,193,483	$(513,289,965)	$19,948,494	$827,941,166	$18,070,288	$(9,859,943)	$29,917,695

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,861,271)
Interest rate contracts	161,277
Total	$(1,699,994)

See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.1%
3,046		iShares Barclays 20+ Year Treasury Bond Fund	$362,870	2.4
2,451		SPDR Trust Series 1	547,872	3.7
		Total Exchange-Traded Funds (Cost $922,113)	910,742	6.1
MUTUAL FUNDS: 93.8%
		Affiliated Investment Companies: 92.4%
30,902		Voya Emerging Markets Index Portfolio - Class I	295,424	2.0
74,845		Voya Floating Rate Fund - Class I	745,459	5.0
37,467		Voya High Yield Bond Fund - Class R6	301,238	2.0
18,455		Voya Index Plus LargeCap Portfolio - Class I	446,418	3.0
55,673		Voya Intermediate Bond Fund - Class R6	554,508	3.7
109,033		Voya International Core Fund - Class I	981,298	6.6
34,200		Voya International Index Portfolio - Class I	301,304	2.0
38,087		Voya Large Cap Growth Portfolio - Class I	660,430	4.4
23,319		Voya Large Cap Value Fund - Class R6	302,679	2.0
41,550	@	Voya MidCap Opportunities Portfolio - Class I	512,733	3.5
31,298		Voya Multi-Manager Emerging Markets Equity Fund - Class I	293,891	2.0
96,277		Voya Multi-Manager International Equity Fund - Class I	970,469	6.5
80,114		Voya Multi-Manager Large Cap Core Portfolio - Class I	1,192,901	8.0
47,089		Voya Multi-Manager Mid Cap Value Fund - Class I	522,688	3.5
18,777		Voya Short Term Bond Fund - Class R6	184,582	1.3
20,432		Voya Small Company Portfolio - Class I	451,949	3.0
27,589		Voya U.S. Bond Index Portfolio - Class I	290,509	2.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
58,936		Voya U.S. Stock Index Portfolio - Class I	$812,727	5.5
19,286		VY® Clarion Global Real Estate Portfolio - Class I	226,033	1.5
6,207		VY® Clarion Real Estate Portfolio - Class I	227,661	1.5
29,334		VY® Goldman Sachs Bond Portfolio - Class I	295,098	2.0
43,585		VY® Invesco Comstock Portfolio - Class I	761,426	5.1
57,950		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,477,146	9.9
21,671		VY® T. Rowe Price Equity Income Portfolio - Class I	300,141	2.0
8,494	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	657,787	4.4
			13,766,499	92.4
		Unaffiliated Investment Companies: 1.4%
41,519	@	Credit Suisse Commodity Return Strategy Fund - Class I	210,502	1.4
		Total Mutual Funds (Cost $13,809,654)	13,977,001	93.8
		Total Investments in Securities (Cost $14,731,767)	$14,887,743	99.9
		Assets in Excess of Other Liabilities	18,701	0.1
		Net Assets	$14,906,444	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $14,853,873.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$303,916
Gross Unrealized Depreciation	(270,046)
Net Unrealized Appreciation	$33,870

See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$910,742	$—	$—	$910,742
Mutual Funds	13,977,001	—	—	13,977,001
Total Investments, at fair value	$14,887,743	$—	$—	$14,887,743

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$79,251	$532,417	$(309,676)	$(6,568)	$295,424	$3,068	$7,357	$—
Voya Floating Rate Fund - Class I	194,345	668,944	(133,796)	15,966	745,459	19,029	(657)	—
Voya High Yield Bond Fund - Class I	119,517	216,103	(339,318)	3,698	—	6,895	(902)	—
Voya High Yield Bond Fund - Class R6	—	436,054	(142,343)	7,527	301,238	5,867	8,175	—
Voya Index Plus LargeCap Portfolio - Class I	—	497,589	(74,018)	22,847	446,418	3,670	2,782	—
Voya Intermediate Bond Fund - Class R6	139,082	580,998	(157,337)	(8,235)	554,508	11,133	3,168	—
Voya International Core Fund - Class I	254,655	891,431	(183,262)	18,474	981,298	14,267	(8,992)	—
Voya International Index Portfolio - Class I	78,076	272,362	(55,395)	6,261	301,304	4,374	(3,001)	—
Voya Large Cap Growth Portfolio - Class I	217,594	661,960	(194,226)	(24,898)	660,430	2,478	(8,933)	57,099
Voya Large Cap Value Fund - Class R6	156,172	325,040	(205,965)	27,432	302,679	5,384	2,549	—
Voya MidCap Opportunities Portfolio - Class I	98,564	561,286	(138,792)	(8,325)	512,733	—	(3,115)	35,173
Voya Multi-Manager Emerging Markets Equity Fund - Class I	76,813	273,178	(67,028)	10,928	293,891	3,245	2,706	—
Voya Multi-Manager International Equity Fund - Class I	257,674	893,973	(180,548)	(630)	970,469	16,735	(8,443)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	363,725	1,217,582	(421,459)	33,053	1,192,901	21,391	(31)	28,376
Voya Multi-Manager Mid Cap Value Fund - Class I	136,388	548,705	(210,484)	48,079	522,688	6,114	(11,453)	8,462
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	39,221	1,446	(41,120)	453	—	—	(4,160)	—
Voya Short Term Bond Fund - Class R6	155,467	441,499	(412,110)	(274)	184,582	5,370	(527)	—
Voya Small Company Portfolio - Class I	117,754	401,306	(119,851)	52,740	451,949	989	2,381	20,009
Voya U.S. Bond Index Portfolio - Class I	182,609	818,787	(707,233)	(3,654)	290,509	5,459	5,073	234
Voya U.S. Stock Index Portfolio - Class I	117,908	1,242,335	(552,923)	5,407	812,727	14,217	9,579	12,031
VY T. Rowe Price Equity Income Portfolio Initial	—	355,171	(59,088)	4,058	300,141	6,933	(1,720)	19,604
VY® Clarion Global Real Estate Portfolio - Class I	59,150	212,242	(41,626)	(3,733)	226,033	1,987	1,009	—
VY® Clarion Real Estate Portfolio - Class I	60,228	213,429	(44,609)	(1,387)	227,661	2,475	3,681	—
VY® Goldman Sachs Bond Portfolio - Class I	—	345,360	(44,905)	(5,357)	295,098	4,324	(286)	—
VY® Invesco Comstock Portfolio - Class I	196,770	663,465	(180,579)	81,770	761,426	19,296	8,145	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	394,683	1,374,303	(260,621)	(31,219)	1,477,146	22,616	(5,598)	83,458
VY® T. Rowe Price Growth Equity Portfolio - Class I	217,483	663,077	(207,462)	(15,311)	657,787	—	(12,770)	54,647
	$3,713,129	$15,310,042	$(5,485,774)	$229,102	$13,766,499	$207,316	$(13,983)	$319,093

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(4,234)
Total	$(4,234)

See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.0%
53,684		iShares Barclays 20+ Year Treasury Bond Fund	$6,395,375	0.8
159,962		iShares Russell 1000 Value Index Fund	17,920,543	2.1
158,405		SPDR Trust Series 1	35,408,270	4.1
		Total Exchange-Traded Funds (Cost $58,050,143)	59,724,188	7.0
MUTUAL FUNDS: 92.9%
		Affiliated Investment Companies: 91.3%
1,764,241		Voya Emerging Markets Index Portfolio - Class I	16,866,148	2.0
4,283,019		Voya Floating Rate Fund - Class I	42,658,867	5.0
2,146,100		Voya High Yield Bond Fund - Class R6	17,254,641	2.0
1,057,054		Voya Index Plus LargeCap Portfolio - Class I	25,570,146	3.0
2,502,237		Voya Intermediate Bond Fund - Class R6	24,922,276	2.9
7,208,910		Voya International Core Fund - Class I	64,880,186	7.6
1,959,143		Voya International Index Portfolio - Class I	17,260,051	2.0
2,904,039		Voya Large Cap Growth Portfolio - Class I	50,356,044	5.9
1,955,740		Voya Large Cap Value Fund - Class R6	25,385,505	3.0
2,375,574	@	Voya MidCap Opportunities Portfolio - Class I	29,314,584	3.4
3,573,466		Voya Multi-Manager Emerging Markets Equity Fund - Class I	33,554,846	3.9
8,051,632		Voya Multi-Manager International Equity Fund - Class I	81,160,453	9.5
4,926,961		Voya Multi-Manager Large Cap Core Portfolio - Class I	73,362,446	8.6
2,698,796		Voya Multi-Manager Mid Cap Value Fund - Class I	29,956,636	3.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,171,572		Voya Small Company Portfolio - Class I	$25,915,169	3.1
774,765		Voya U.S. Bond Index Portfolio - Class I	8,158,275	1.0
2,485,874		Voya U.S. Stock Index Portfolio - Class I	34,280,199	4.0
1,102,862		VY® Clarion Global Real Estate Portfolio - Class I	12,925,541	1.5
355,183		VY® Clarion Real Estate Portfolio - Class I	13,028,119	1.5
2,504,584		VY® Invesco Comstock Portfolio - Class I	43,755,087	5.1
2,319,562		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	59,125,635	6.9
647,296	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	50,126,572	5.9
			779,817,426	91.3
		Unaffiliated Investment Companies: 1.6%
2,689,574	@	Credit Suisse Commodity Return Strategy Fund - Class I	13,636,139	1.6
		Total Mutual Funds (Cost $820,821,520)	793,453,565	92.9
		Total Investments in Securities (Cost $878,871,663)	$853,177,753	99.9
		Assets in Excess of Other Liabilities	730,945	0.1
		Net Assets	$853,908,698	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $893,417,353.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$11,743,602
Gross Unrealized Depreciation	(51,983,202)
Net Unrealized Depreciation	$(40,239,600)

See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$59,724,188	$—	$—	$59,724,188
Mutual Funds	793,453,565	—	—	793,453,565
Total Investments, at fair value	$853,177,753	$—	$—	$853,177,753

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$17,711,782	$20,323,760	$(24,988,535)	$3,819,141	$16,866,148	$381,473	$(3,310,737)	$—
Voya Floating Rate Fund - Class I	46,911,478	7,720,183	(13,981,994)	2,009,200	42,658,867	1,849,112	(657,348)	—
Voya High Yield Bond Fund - Class I	27,355,699	2,901,272	(32,684,421)	2,427,450	—	903,017	(563,570)	—
Voya High Yield Bond Fund - Class R6	—	28,495,481	(11,686,487)	445,647	17,254,641	422,804	(468,538)	—
Voya Index Plus LargeCap Portfolio - Class I	—	28,403,031	(4,578,767)	1,745,882	25,570,146	456,815	175,692	—
Voya Intermediate Bond Fund - Class R6	14,197,848	25,339,954	(14,585,088)	(30,438)	24,922,276	819,136	(6,970)	—
Voya International Core Fund - Class I	69,309,289	11,182,986	(14,817,421)	(794,668)	64,880,186	1,011,905	93,774	—
Voya International Index Portfolio - Class I	18,372,498	3,270,857	(4,708,027)	324,723	17,260,051	545,812	(703,549)	—
Voya Large Cap Growth Portfolio - Class I	56,316,052	11,700,434	(10,543,595)	(7,116,847)	50,356,044	300,637	1,898,949	6,928,562
Voya Large Cap Value Fund - Class R6	46,056,864	4,732,544	(30,534,147)	5,130,244	25,385,505	695,864	(2,271,764)	—
Voya MidCap Opportunities Portfolio - Class I	23,375,530	14,687,390	(7,458,243)	(1,290,093)	29,314,584	—	(23,177)	3,356,501
Voya Multi-Manager Emerging Markets Equity Fund - Class I	36,196,403	6,458,795	(13,688,631)	4,588,279	33,554,846	398,589	(1,864,205)	—
Voya Multi-Manager International Equity Fund - Class I	87,828,652	14,370,989	(19,199,777)	(1,839,411)	81,160,453	1,502,538	(294,527)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	91,846,901	15,938,840	(35,573,972)	1,150,677	73,362,446	1,657,601	986,080	2,834,119
Voya Multi-Manager Mid Cap Value Fund - Class I	32,196,406	4,327,547	(12,799,068)	6,231,751	29,956,636	375,771	(2,748,691)	520,049
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	9,274,969	460,957	(9,029,906)	(706,020)	—	—	757,416	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	18,505,749	(18,505,749)	—	—	—	(32,079)
Voya Short Term Bond Fund - Class R6	9,453,157	1,448,115	(11,025,800)	124,528	—	103,094	(81,586)	—
Voya Small Company Portfolio - Class I	27,977,979	4,838,408	(9,842,264)	2,941,046	25,915,169	123,569	375,247	2,500,748
Voya U.S. Bond Index Portfolio - Class I	37,657,364	30,845,703	(60,834,900)	490,108	8,158,275	361,347	250,866	19,244
Voya U.S. Stock Index Portfolio - Class I	37,192,460	29,760,106	(35,750,390)	3,078,023	34,280,199	642,253	(2,354,653)	1,387,989
VY® Clarion Global Real Estate Portfolio - Class I	13,883,008	2,676,112	(3,612,016)	(21,563)	12,925,541	173,330	35,459	—
VY® Clarion Real Estate Portfolio - Class I	14,220,314	2,912,701	(3,384,190)	(720,706)	13,028,119	225,224	1,164,382	—
VY® Invesco Comstock Portfolio - Class I	45,652,250	6,676,257	(14,390,015)	5,816,595	43,755,087	1,146,998	683,635	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	60,770,096	15,068,957	(16,156,395)	(557,023)	59,125,635	938,198	(982,473)	5,314,372
VY® T. Rowe Price Growth Equity Portfolio - Class I	56,258,417	12,223,991	(10,887,289)	(7,468,547)	50,126,572	—	2,198,187	6,197,889
	$880,015,416	$325,271,119	$(445,247,087)	$19,777,978	$779,817,426	$15,035,087	$(7,744,179)	$29,059,473

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(3,012,949)
Interest rate contracts	265,049
Total	$(2,747,900)

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.5%
3,793		iShares Russell 1000 Value Index Fund	$424,930	3.8
1,878		SPDR Trust Series 1	419,789	3.7
		Total Exchange-Traded Funds (Cost $791,223)	844,719	7.5
MUTUAL FUNDS: 92.3%
		Affiliated Investment Companies: 90.9%
23,171		Voya Emerging Markets Index Portfolio - Class I	221,519	2.0
22,436		Voya Floating Rate Fund - Class I	223,466	2.0
28,086		Voya High Yield Bond Fund - Class R6	225,811	2.0
9,228		Voya Index Plus LargeCap Portfolio - Class I	223,215	2.0
31,145		Voya Intermediate Bond Fund - Class R6	310,200	2.8
94,398		Voya International Core Fund - Class I	849,580	7.6
25,657		Voya International Index Portfolio - Class I	226,038	2.0
41,245		Voya Large Cap Growth Portfolio - Class I	715,185	6.4
23,928		Voya Large Cap Value Fund - Class R6	310,586	2.8
44,508	@	Voya MidCap Opportunities Portfolio - Class I	549,225	4.9
46,935		Voya Multi-Manager Emerging Markets Equity Fund - Class I	440,717	3.9
105,533		Voya Multi-Manager International Equity Fund - Class I	1,063,770	9.5
69,658		Voya Multi-Manager Large Cap Core Portfolio - Class I	1,037,212	9.3
50,463		Voya Multi-Manager Mid Cap Value Fund - Class I	560,142	5.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
20,434		Voya Small Company Portfolio - Class I	451,996	$4.0
32,538		Voya U.S. Stock Index Portfolio - Class I	448,696	4.0
14,465		VY® Clarion Global Real Estate Portfolio - Class I	169,529	1.5
4,656		VY® Clarion Real Estate Portfolio - Class I	170,768	1.5
29,433		VY® Invesco Comstock Portfolio - Class I	514,188	4.6
29,321		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	747,382	6.7
9,197	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	712,200	6.4
			10,171,425	90.9
		Unaffiliated Investment Companies: 1.4%
31,831	@	Credit Suisse Commodity Return Strategy Fund - Class I	161,383	1.4
		Total Mutual Funds (Cost $10,210,952)	10,332,808	92.3
		Total Investments in Securities (Cost $11,002,175)	$11,177,527	99.8
		Assets in Excess of Other Liabilities	18,863	0.2
		Net Assets	$11,196,390	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $11,138,761.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$282,215
Gross Unrealized Depreciation	(243,449)
Net Unrealized Appreciation	$38,766

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$844,719	$—	$—	$844,719
Mutual Funds	10,332,808	—	—	10,332,808
Total Investments, at fair value	$11,177,527	$—	$—	$11,177,527

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$67,366	$396,709	$(236,290)	$(6,266)	$221,519	$2,756	$6,963	$—
Voya Floating Rate Fund - Class I	67,440	202,261	(51,473)	5,238	223,466	6,176	(364)	—
Voya High Yield Bond Fund - Class I	99,590	185,319	(287,944)	3,035	—	5,858	(701)	—
Voya High Yield Bond Fund - Class R6	—	325,245	(105,555)	6,121	225,811	4,594	6,545	—
Voya Index Plus LargeCap Portfolio - Class I	—	332,841	(121,817)	12,191	223,215	3,298	1,476	—
Voya Intermediate Bond Fund - Class R6	42,431	543,826	(269,501)	(6,556)	310,200	7,280	3,480	—
Voya International Core Fund - Class I	250,240	766,840	(185,909)	18,409	849,580	12,174	(9,664)	—
Voya International Index Portfolio - Class I	66,462	204,762	(49,893)	4,707	226,038	3,932	(2,602)	—
Voya Large Cap Growth Portfolio - Class I	215,529	692,416	(159,503)	(33,257)	715,185	2,877	(6,461)	66,295
Voya Large Cap Value Fund - Class R6	155,841	444,703	(313,160)	23,202	310,586	5,378	8,694	—
Voya MidCap Opportunities Portfolio - Class I	100,805	601,859	(142,106)	(11,333)	549,225	—	(5,648)	43,583
Voya Multi-Manager Emerging Markets Equity Fund - Class I	133,754	405,651	(118,260)	19,572	440,717	4,795	3,154	—
Voya Multi-Manager International Equity Fund - Class I	319,625	975,636	(233,590)	2,099	1,063,770	18,077	(11,879)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	340,848	1,367,151	(684,528)	13,741	1,037,212	19,699	17,421	27,886
Voya Multi-Manager Mid Cap Value Fund - Class I	165,603	549,160	(219,804)	65,183	560,142	6,457	(19,739)	8,936
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	66,798	34,402	(101,860)	660	—	—	(2,611)	—
Voya Small Company Portfolio - Class I	133,474	401,374	(137,396)	54,544	451,996	1,185	2,686	23,982
Voya U.S. Bond Index Portfolio - Class I	100,839	426,031	(527,902)	1,032	—	1,820	2,806	185
Voya U.S. Stock Index Portfolio - Class I	167,152	705,093	(426,399)	2,850	448,696	7,516	1,717	4,115
VY® Clarion Global Real Estate Portfolio - Class I	50,406	159,863	(37,579)	(3,161)	169,529	1,598	1,163	—
VY® Clarion Real Estate Portfolio - Class I	51,432	161,498	(41,041)	(1,121)	170,768	1,989	3,263	—
VY® Invesco Comstock Portfolio - Class I	148,220	444,950	(139,984)	61,002	514,188	13,064	4,989	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	226,134	700,880	(161,803)	(17,829)	747,382	11,476	26	45,257
VY® T. Rowe Price Growth Equity Portfolio - Class I	216,571	687,024	(168,983)	(22,412)	712,200	—	(9,274)	62,512
	$3,186,560	$11,715,494	$(4,922,280)	$191,651	$10,171,425	$142,000	$(4,560)	$282,751

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(4,234)
Total	$(4,234)

See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.3%
51,415		iShares Barclays 20+ Year Treasury Bond Fund	$6,125,069	1.0
229,803		iShares Russell 1000 Value Index Fund	25,744,830	4.2
113,783		SPDR Trust Series 1	25,433,914	4.1
		Total Exchange-Traded Funds (Cost $54,065,944)	57,303,813	9.3
MUTUAL FUNDS: 90.5%
		Affiliated Investment Companies: 88.9%
1,275,243		Voya Emerging Markets Index Portfolio - Class I	12,191,320	2.0
1,083,473		Voya Floating Rate Fund - Class I	10,791,393	1.8
764,043		Voya Index Plus LargeCap Portfolio - Class I	18,482,193	3.0
1,665,950		Voya Intermediate Bond Fund - Class R6	16,592,861	2.7
5,210,343		Voya International Core Fund - Class I	46,893,089	7.6
2,478,088		Voya International Index Portfolio - Class I	21,831,955	3.5
2,624,095		Voya Large Cap Growth Portfolio - Class I	45,501,803	7.4
1,872,184		Voya Large Cap Value Fund - Class R6	24,300,952	3.9
2,698,547	@	Voya MidCap Opportunities Portfolio - Class I	33,300,071	5.4
2,582,999		Voya Multi-Manager Emerging Markets Equity Fund - Class I	24,254,360	3.9
6,126,151		Voya Multi-Manager International Equity Fund - Class I	61,751,601	10.0
4,146,791		Voya Multi-Manager Large Cap Core Portfolio - Class I	61,745,716	10.0
3,065,193		Voya Multi-Manager Mid Cap Value Fund - Class I	34,023,643	5.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,129,031		Voya Small Company Portfolio - Class I	$24,974,157	4.0
1,268,267		Voya U.S. Stock Index Portfolio - Class I	17,489,407	2.8
797,234		VY® Clarion Global Real Estate Portfolio - Class I	9,343,586	1.5
256,753		VY® Clarion Real Estate Portfolio - Class I	9,417,718	1.5
1,809,887		VY® Invesco Comstock Portfolio - Class I	31,618,719	5.1
584,906	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	45,295,086	7.3
			549,799,630	88.9
		Unaffiliated Investment Companies: 1.6%
1,932,065	@	Credit Suisse Commodity Return Strategy Fund - Class I	9,795,570	1.6
		Total Mutual Funds (Cost $578,748,790)	559,595,200	90.5
		Total Investments in Securities (Cost $632,814,734)	$616,899,013	99.8
		Assets in Excess of Other Liabilities	1,013,352	0.2
		Net Assets	$617,912,365	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $642,108,030.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$10,603,250
Gross Unrealized Depreciation	(35,812,267)
Net Unrealized Depreciation	$(25,209,017)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$57,303,813	$—	$—	$57,303,813
Mutual Funds	559,595,200	—	—	559,595,200
Total Investments, at fair value	$616,899,013	$—	$—	$616,899,013

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of atleast 5% of the votiung securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$12,508,562	$14,754,355	$(17,733,741)	$2,662,144	$12,191,320	$270,147	$(2,317,292)	$—
Voya Floating Rate Fund - Class I	11,534,895	2,154,759	(3,386,991)	488,730	10,791,393	460,615	(152,172)	—
Voya Index Plus LargeCap Portfolio - Class I	—	20,310,065	(3,085,939)	1,258,067	18,482,193	323,614	116,231	—
Voya Intermediate Bond Fund - Class R6	14,916,903	18,124,579	(16,563,233)	114,612	16,592,861	626,339	34,563	—
Voya International Core Fund - Class I	48,682,468	8,588,664	(10,305,624)	(72,419)	46,893,089	731,114	(403,010)	—
Voya International Index Portfolio - Class I	22,602,274	4,413,614	(5,243,059)	59,126	21,831,955	676,328	(512,402)	—
Voya Large Cap Growth Portfolio - Class I	49,356,685	11,210,115	(8,780,332)	(6,284,665)	45,501,803	267,049	1,667,578	6,154,468
Voya Large Cap Value Fund - Class R6	38,510,566	6,141,025	(25,147,334)	4,796,695	24,300,952	637,145	(2,067,146)	—
Voya MidCap Opportunities Portfolio - Class I	19,667,524	22,376,617	(7,363,105)	(1,380,965)	33,300,071	—	(189,069)	3,751,217
Voya Multi-Manager Emerging Markets Equity Fund - Class I	25,404,950	4,812,241	(9,094,256)	3,131,425	24,254,360	288,008	(1,184,379)	—
Voya Multi-Manager International Equity Fund - Class I	64,886,708	11,511,779	(13,230,621)	(1,416,265)	61,751,601	1,142,810	(176,912)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	64,917,522	10,521,720	(14,218,395)	524,869	61,745,716	1,361,518	1,099,835	2,293,406
Voya Multi-Manager Mid Cap Value Fund - Class I	35,477,328	5,034,385	(13,155,841)	6,667,771	34,023,643	426,641	(2,772,431)	590,452
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	16,258,347	751,535	(15,615,591)	(1,394,291)	—	—	1,485,328	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	13,306,008	(13,306,008)	—	—	—	(24,660)	—
Voya Small Company Portfolio - Class I	26,155,720	4,776,472	(8,808,834)	2,850,799	24,974,157	116,647	321,581	2,360,680
Voya U.S. Bond Index Portfolio - Class I	13,070,537	20,358,309	(33,610,119)	181,273	—	90,673	114,209	9,081
Voya U.S. Stock Index Portfolio - Class I	45,631,486	23,734,475	(55,945,281)	4,068,727	17,489,407	381,202	(3,724,679)	1,395,572
VY® Clarion Global Real Estate Portfolio - Class I	9,793,080	2,082,330	(2,512,388)	(19,436)	9,343,586	123,519	13,290	—
VY® Clarion Real Estate Portfolio - Class I	9,998,583	2,289,215	(2,384,861)	(485,219)	9,417,718	160,043	786,658	—
VY® Invesco Comstock Portfolio - Class I	32,014,093	4,954,900	(9,496,506)	4,146,232	31,618,719	828,716	516,141	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	49,323,932	11,185,120	(8,894,557)	(6,319,409)	45,295,086	—	1,641,474	5,560,614
	$610,712,163	$223,392,282	$(297,882,616)	$13,577,801	$549,799,630	$8,912,128	$(5,727,264)	$22,115,490

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,110,616)
Interest rate contracts	185,185
Total	$(1,925,431)

See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.7%
533		iShares Barclays 20+ Year Treasury Bond Fund	$63,496	0.9
2,383		iShares Russell 1000 Value Index Fund	266,968	3.9
1,180		SPDR Trust Series 1	263,765	3.9
		Total Exchange-Traded Funds (Cost $568,068)	594,229	8.7
MUTUAL FUNDS: 91.1%
		Affiliated Investment Companies: 89.6%
14,013		Voya Emerging Markets Index Portfolio - Class I	133,962	2.0
11,898		Voya Floating Rate Fund - Class I	118,500	1.8
8,389		Voya Index Plus LargeCap Portfolio - Class I	202,920	3.0
18,695		Voya Intermediate Bond Fund - Class R6	186,205	2.8
57,181		Voya International Core Fund - Class I	514,629	7.6
27,201		Voya International Index Portfolio - Class I	239,638	3.5
28,831		Voya Large Cap Growth Portfolio - Class I	499,922	7.4
21,753		Voya Large Cap Value Fund - Class R6	282,360	4.2
29,645	@	Voya MidCap Opportunities Portfolio - Class I	365,814	5.4
28,386		Voya Multi-Manager Emerging Markets Equity Fund - Class I	266,542	3.9
67,273		Voya Multi-Manager International Equity Fund - Class I	678,115	10.0
46,143		Voya Multi-Manager Large Cap Core Portfolio - Class I	687,068	10.1
33,634		Voya Multi-Manager Mid Cap Value Fund - Class I	373,341	5.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
12,387		Voya Small Company Portfolio - Class I	$274,008	4.0
14,795		Voya U.S. Stock Index Portfolio - Class I	204,028	3.0
8,758		VY® Clarion Global Real Estate Portfolio - Class I	102,638	1.5
2,820		VY® Clarion Real Estate Portfolio - Class I	103,429	1.5
19,838		VY® Invesco Comstock Portfolio - Class I	346,564	5.1
6,428	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	497,773	7.3
			6,077,456	89.6
		Unaffiliated Investment Companies: 1.5%
19,979	@	Credit Suisse Commodity Return Strategy Fund - Class I	101,295	1.5
		Total Mutual Funds (Cost $6,068,213)	6,178,751	91.1
		Total Investments in Securities
		(Cost $6,636,281)	$6,772,980	99.8
		Assets in Excess of Other Liabilities	10,792	0.2
		Net Assets	$6,783,772	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $6,720,542.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$193,460
Gross Unrealized Depreciation	(141,022)
Net Unrealized Appreciation	$52,438

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$594,229	$—	$—	$594,229
Mutual Funds	6,178,751	—	—	6,178,751
Total Investments, at fair value	$6,772,980	$—	$—	$6,772,980

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$32,383	$251,639	$(146,945)	$(3,115)	$133,962	$1,471	$2,818	$—
Voya Floating Rate Fund - Class I	29,581	109,694	(23,503)	2,728	118,500	3,143	(219)	—
Voya Index Plus LargeCap Portfolio - Class I	—	225,343	(33,632)	11,209	202,920	1,759	1,198	—
Voya Intermediate Bond Fund - Class R6	38,274	347,089	(194,732)	(4,426)	186,205	4,569	2,516	—
Voya International Core Fund - Class I	125,717	475,934	(98,370)	11,348	514,629	7,967	(6,568)	—
Voya International Index Portfolio - Class I	58,422	246,215	(70,311)	5,312	239,638	3,670	(3,787)	—
Voya Large Cap Growth Portfolio - Class I	127,012	497,829	(107,080)	(17,839)	499,922	1,931	(7,753)	44,502
Voya Large Cap Value Fund - Class R6	105,544	415,705	(257,802)	18,913	282,360	4,755	10,678	—
Voya MidCap Opportunities Portfolio - Class I	50,639	410,686	(90,189)	(5,322)	365,814	—	(4,052)	26,342
Voya Multi-Manager Emerging Markets Equity Fund - Class I	65,514	253,235	(62,872)	10,665	266,542	3,141	1,358	—
Voya Multi-Manager International Equity Fund - Class I	167,504	638,170	(128,529)	970	678,115	12,460	(8,418)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	174,565	718,260	(222,336)	16,579	687,068	12,463	3,496	16,585
Voya Multi-Manager Mid Cap Value Fund - Class I	91,602	375,189	(131,509)	38,059	373,341	4,649	(7,971)	6,434
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	41,943	26,522	(68,800)	335	—	—	(631)	—
Voya Small Company Portfolio - Class I	67,095	246,801	(74,450)	34,562	274,008	632	1,096	12,790
Voya U.S. Bond Index Portfolio - Class I	35,276	214,140	(249,732)	316	—	851	1,660	102
Voya U.S. Stock Index Portfolio - Class I	117,677	524,591	(441,736)	3,496	204,028	3,644	3,234	5,188
VY® Clarion Global Real Estate Portfolio - Class I	25,360	98,919	(19,561)	(2,080)	102,638	932	479	—
VY® Clarion Real Estate Portfolio - Class I	25,893	99,886	(21,242)	(1,108)	103,429	1,157	1,950	—
VY® Invesco Comstock Portfolio - Class I	82,695	305,454	(83,335)	41,750	346,564	8,801	2,622	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	127,011	487,082	(104,820)	(11,500)	497,773	—	(8,703)	42,969
	$1,589,707	$6,968,383	$(2,631,486)	$150,852	$6,077,456	$77,995	$(14,997)	$154,912

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,117)
Total	$(2,117)

See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
8,742		iShares Barclays 20+ Year Treasury Bond Fund	$1,041,434	0.7
52,099		iShares Russell 1000 Value Index Fund	5,836,651	4.1
12,898		SPDR Trust Series 1	2,883,090	2.1
		Total Exchange-Traded Funds
		(Cost $9,066,930)	9,761,175	6.9
MUTUAL FUNDS: 93.0%
		Affiliated Investment Companies: 91.4%
292,345		Voya Emerging Markets Index Portfolio - Class I	2,794,820	2.0
175,110		Voya Index Plus LargeCap Portfolio - Class I	4,235,905	3.0
384,259		Voya Intermediate Bond Fund - Class R6	3,827,221	2.7
1,194,094		Voya International Core Fund - Class I	10,746,843	7.6
567,940		Voya International Index Portfolio - Class I	5,003,550	3.5
601,508		Voya Large Cap Growth Portfolio - Class I	10,430,145	7.4
433,957		Voya Large Cap Value Fund - Class R6	5,632,760	4.0
618,586	@	Voya MidCap Opportunities Portfolio - Class I	7,633,349	5.4
592,157		Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,560,357	3.9
1,404,172		Voya Multi-Manager International Equity Fund - Class I	14,154,056	10.0
950,389		Voya Multi-Manager Large Cap Core Portfolio - Class I	14,151,297	10.0
702,456		Voya Multi-Manager Mid Cap Value Fund - Class I	7,797,265	5.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
258,729		Voya Small Company Portfolio - Class I	$5,723,080	4.0
713,056		Voya U.S. Stock Index Portfolio - Class I	9,833,036	7.0
182,737		VY® Clarion Global Real Estate Portfolio - Class I	2,141,682	1.5
58,843		VY® Clarion Real Estate Portfolio - Class I	2,158,379	1.5
414,665		VY® Invesco Comstock Portfolio - Class I	7,244,202	5.1
134,082	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	10,383,318	7.3
			129,451,265	91.4
		Unaffiliated Investment Companies: 1.6%
437,735	@	Credit Suisse Commodity Return Strategy Fund - Class I	2,219,316	1.6
		Total Mutual Funds
		(Cost $135,643,021)	131,670,581	93.0
		Total Investments in Securities
		(Cost $144,709,951)	$141,431,756	99.9
		Assets in Excess of Other Liabilities	194,643	0.1
		Net Assets	$141,626,399	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $148,862,676.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,639,520
Gross Unrealized Depreciation	(10,070,440)
Net Unrealized Depreciation	$(7,430,920)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$9,761,175	$—	$—	$9,761,175
Mutual Funds	131,670,581	—	—	131,670,581
Total Investments, at fair value	$141,431,756	$—	$—	$141,431,756

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
109

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$2,482,539	$3,645,368	$(3,781,674)	$448,587	$2,794,820	$56,284	$(389,647)	$—
Voya Index Plus LargeCap Portfolio - Class I	—	4,598,576	(642,628)	279,957	4,235,905	67,490	24,476	—
Voya Intermediate Bond Fund - Class R6	2,939,607	4,483,940	(3,600,348)	4,022	3,827,221	130,382	20,033	—
Voya International Core Fund - Class I	9,621,776	3,327,883	(2,546,067)	343,251	10,746,843	166,450	(417,464)	—
Voya International Index Portfolio - Class I	4,470,245	2,865,903	(2,595,050)	262,452	5,003,550	140,899	(404,971)	—
Voya Large Cap Growth Portfolio - Class I	9,739,815	3,887,747	(2,161,834)	(1,035,583)	10,430,145	56,708	89,712	1,306,896
Voya Large Cap Value Fund - Class R6	7,699,454	2,534,373	(5,884,047)	1,282,980	5,632,760	136,891	(656,816)	—
Voya MidCap Opportunities Portfolio - Class I	3,880,959	5,584,234	(1,906,212)	74,368	7,633,349	—	(391,407)	794,868
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,009,401	1,815,256	(1,920,837)	656,537	5,560,357	65,575	(254,910)	—
Voya Multi-Manager International Equity Fund - Class I	12,817,117	4,460,184	(2,943,378)	(179,867)	14,154,056	260,196	(149,163)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	12,973,510	4,211,183	(3,411,246)	377,850	14,151,297	299,780	9,081	487,014
Voya Multi-Manager Mid Cap Value Fund - Class I	7,002,864	2,143,266	(2,861,051)	1,512,186	7,797,265	97,131	(656,192)	134,425
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	3,208,924	332,324	(3,427,765)	(113,483)	—	—	139,250	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	2,975,705	(2,975,705)	—	—	—	(859)	—
Voya Small Company Portfolio - Class I	5,159,922	1,777,016	(2,184,380)	970,522	5,723,080	24,288	(241,105)	491,538
Voya U.S. Bond Index Portfolio - Class I	2,622,075	5,639,078	(8,297,085)	35,932	—	21,049	29,428	3,791
Voya U.S. Stock Index Portfolio - Class I	11,567,479	9,762,203	(12,629,164)	1,132,518	9,833,036	188,692	(909,834)	449,548
VY® Clarion Global Real Estate Portfolio - Class I	1,948,269	748,666	(548,595)	(6,658)	2,141,682	26,361	264	—
VY® Clarion Real Estate Portfolio - Class I	1,968,763	790,233	(538,185)	(62,432)	2,158,379	33,985	123,437	—
VY® Invesco Comstock Portfolio - Class I	6,319,628	2,018,493	(2,072,414)	978,495	7,244,202	188,131	60,978	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	9,730,542	3,846,503	(2,292,065)	(901,662)	10,383,318	—	(44,640)	1,187,961
	$121,162,889	$71,448,134	$(69,219,730)	$6,059,972	$129,451,265	$1,960,292	$(4,020,350)	$4,856,041

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(422,213)
Interest rate contracts	35,676
Total	$(386,537)

See Accompanying Notes to Financial Statements
110

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.8%
174		iShares Barclays 20+ Year Treasury Bond Fund	$20,729	0.7
1,037		iShares Russell 1000 Value Index Fund	116,175	4.1
513		SPDR Trust Series 1	114,671	4.0
		Total Exchange-Traded Funds (Cost $239,844)	251,575	8.8
MUTUAL FUNDS: 91.2%
		Affiliated Investment Companies: 89.7%
5,938		Voya Emerging Markets Index Portfolio - Class I	56,763	2.0
3,557		Voya Index Plus LargeCap Portfolio - Class I	86,035	3.0
7,846		Voya Intermediate Bond Fund - Class R6	78,150	2.7
24,248		Voya International Core Fund - Class I	218,234	7.6
11,534		Voya International Index Portfolio - Class I	101,611	3.5
12,220		Voya Large Cap Growth Portfolio - Class I	211,893	7.4
8,999		Voya Large Cap Value Fund - Class R6	116,812	4.1
12,565	@	Voya MidCap Opportunities Portfolio - Class I	155,055	5.4
12,028		Voya Multi-Manager Emerging Markets Equity Fund - Class I	112,946	3.9
28,519		Voya Multi-Manager International Equity Fund - Class I	287,474	10.0
19,292		Voya Multi-Manager Large Cap Core Portfolio - Class I	287,252	10.0
14,264		Voya Multi-Manager Mid Cap Value Fund - Class I	158,325	5.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
5,253		Voya Small Company Portfolio - Class I	$116,202	4.1
10,453		Voya U.S. Stock Index Portfolio - Class I	144,152	5.0
3,711		VY® Clarion Global Real Estate Portfolio - Class I	43,495	1.5
1,195		VY® Clarion Real Estate Portfolio - Class I	43,843	1.5
8,416		VY® Invesco Comstock Portfolio - Class I	147,028	5.1
2,724	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	210,945	7.4
			2,576,215	89.7
		Unaffiliated Investment Companies: 1.5%
8,688	@	Credit Suisse Commodity Return Strategy Fund - Class I	44,046	1.5
		Total Mutual Funds (Cost $2,576,598)	2,620,261	91.2
		Total Investments in Securities
		(Cost $2,816,442)	$2,871,836	100.0
		Liabilities in Excess of Other Assets	(328)	—
		Net Assets	$2,871,508	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $2,840,890.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$76,297
Gross Unrealized Depreciation	(45,351)
Net Unrealized Appreciation	$30,946

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$251,575	$—	$—	$251,575
Mutual Funds	2,620,261	—	—	2,620,261
Total Investments, at fair value	$2,871,836	$—	$—	$2,871,836

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
111

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$13,624	$110,435	$(65,510)	$(1,786)	$56,763	$598	$1,540	$—
Voya Index Plus LargeCap Portfolio - Class I	—	99,468	(18,119)	4,686	86,035	716	764	—
Voya Intermediate Bond Fund - Class R6	15,409	136,311	(71,823)	(1,747)	78,150	1,878	830	—
Voya International Core Fund - Class I	50,472	217,818	(54,639)	4,583	218,234	3,404	(1,751)	—
Voya International Index Portfolio - Class I	23,435	111,989	(35,508)	1,695	101,611	1,493	(608)	—
Voya Large Cap Growth Portfolio - Class I	50,215	223,843	(54,219)	(7,946)	211,893	805	(2,056)	18,562
Voya Large Cap Value Fund - Class R6	41,068	215,221	(146,423)	6,946	116,812	1,957	6,350	—
Voya MidCap Opportunities Portfolio - Class I	20,351	185,418	(48,814)	(1,900)	155,055	—	(1,710)	11,131
Voya Multi-Manager Emerging Markets Equity Fund - Class I	27,048	115,286	(32,416)	3,028	112,946	1,342	2,009	—
Voya Multi-Manager International Equity Fund - Class I	68,006	291,491	(72,114)	91	287,474	5,323	(2,138)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	68,064	327,907	(113,781)	5,062	287,252	5,140	4,549	6,918
Voya Multi-Manager Mid Cap Value Fund - Class I	37,317	170,723	(64,809)	15,094	158,325	1,987	(1,667)	2,749
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	16,838	12,781	(29,814)	195	—	—	(268)	—
Voya Small Company Portfolio - Class I	27,010	113,117	(37,255)	13,330	116,202	259	2,278	5,234
Voya U.S. Bond Index Portfolio - Class I	13,538	104,134	(117,818)	146	—	342	628	40
Voya U.S. Stock Index Portfolio - Class I	60,709	289,499	(207,412)	1,356	144,152	2,581	2,164	4,266
VY® Clarion Global Real Estate Portfolio - Class I	10,187	45,030	(11,081)	(641)	43,495	390	171	—
VY® Clarion Real Estate Portfolio - Class I	10,365	45,453	(11,486)	(489)	43,843	483	991	—
VY® Invesco Comstock Portfolio - Class I	34,063	139,303	(42,197)	15,859	147,028	3,692	3,417	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	50,469	223,232	(57,209)	(5,547)	210,945	—	(2,880)	18,566
	$638,188	$3,178,459	$(1,292,447)	$52,015	$2,576,215	$32,390	$12,613	$67,466

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
112

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.1182
Class I	NII	$0.1799
Class R6	NII	$0.1803
Class S	NII	$0.1628
Class S2	NII	$0.1562
All Classes	LTCG	$0.6077
Voya Solution Balanced Portfolio
Class ADV	NII	$0.1973
Class I	NII	$0.2631
Class R6	NII	$0.2631
Class S	NII	$0.2367
Class S2	NII	$0.2157
All Classes	LTCG	$0.6879
Voya Solution Conservative Portfolio
Class ADV	NII	$0.1897
Class I	NII	$0.2581
Class R6	NII	$0.2582
Class S	NII	$0.2327
Class S2	NII	$0.2243
All Classes	LTCG	$0.2611
Voya Solution Income Portfolio
Class ADV	NII	$0.1063
Class I	NII	$0.1433
Class S	NII	$0.1254
Class S2	NII	$0.1141
Class T	NII	$—
All Classes	LTCG	$0.1281
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.0968
Class I	NII	$0.1544
Class R6	NII	$0.1544
Class S	NII	$0.1419
Class S2	NII	$0.1086
All Classes	LTCG	$0.1801
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.1991
Class I	NII	$0.2789
Class R6	NII	$0.2790
Class S	NII	$0.2528
Class S2	NII	$0.2346
All Classes	LTCG	$0.6001
Voya Solution 2020 Portfolio
Class ADV	NII	$0.0457
Class I	NII	$0.0550
Class S	NII	$0.0524
Class S2	NII	$0.0424
Class T	NII	$—
All Classes	STCG	$0.0067
All Classes	LTCG	$0.0535
Voya Solution 2025 Portfolio
Class ADV	NII	$0.2058
Class I	NII	$0.2755
Class S	NII	$0.2410
Class S2	NII	$0.2211
Portfolio Name	Type	Per Share Amount
Voya Solution 2025 Portfolio (continued)
Class T	NII	$0.1872
All Classes	LTCG	$0.9073
Voya Solution 2030 Portfolio
Class ADV	NII	$0.0436
Class I	NII	$0.0492
Class S	NII	$0.0475
Class S2	NII	$0.0490
Class T	NII	$—
All Classes	STCG	$0.0059
All Classes	LTCG	$0.0542
Voya Solution 2035 Portfolio
Class ADV	NII	$0.2113
Class I	NII	$0.2805
Class S	NII	$0.2462
Class S2	NII	$0.2284
Class T	NII	$0.1560
All Classes	LTCG	$0.9983
Voya Solution 2040 Portfolio
Class ADV	NII	$0.0561
Class I	NII	$0.0729
Class S	NII	$0.0711
Class S2	NII	$0.0716
Class T	NII	$0.0172
All Classes	STCG	$0.0041
All Classes	LTCG	$0.1216
Voya Solution 2045 Portfolio
Class ADV	NII	$0.1549
Class I	NII	$0.2223
Class S	NII	$0.1892
Class S2	NII	$0.1711
Class T	NII	$0.1400
All Classes	LTCG	$1.0220
Voya Solution 2050 Portfolio
Class ADV	NII	$0.0427
Class I	NII	$0.0572
Class S	NII	$0.0553
Class S2	NII	$0.0536
Class T	NII	$—
All Classes	STCG	$0.0067
All Classes	LTCG	$0.1059
Voya Solution 2055 Portfolio
Class ADV	NII	$0.1473
Class I	NII	$0.2107
Class S	NII	$0.1794
Class S2	NII	$0.1627
Class T	NII	$0.1708
All Classes	LTCG	$0.8456
Voya Solution 2060 Portfolio
Class ADV	NII	$0.0355
Class I	NII	$0.0357
Class S	NII	$0.0355
Class S2	NII	$0.0350
Class T	NII	$0.0316
All Classes	STCG	$0.0178
All Classes	LTCG	$0.0413

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
113

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	56.86%
Voya Solution Balanced Portfolio	32.19%
Voya Solution Conservative Portfolio	14.09%
Voya Solution Income Portfolio	20.87%
Voya Solution Moderately Aggressive Portfolio	34.33%
Voya Solution Moderately Conservative Portfolio	21.46%
Voya Solution 2020 Portfolio	22.70%
Voya Solution 2025 Portfolio	29.30%
Voya Solution 2030 Portfolio	24.71%
Voya Solution 2035 Portfolio	37.42%
Voya Solution 2040 Portfolio	29.70%
Voya Solution 2045 Portfolio	50.51%
Voya Solution 2050 Portfolio	31.42%
Voya Solution 2055 Portfolio	52.76%
Voya Solution 2060 Portfolio	19.40%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Aggressive Portfolio	$330,800
Voya Solution Balanced Portfolio	$3,054,899
Voya Solution Conservative Portfolio	$379,565
Voya Solution Income Portfolio	$6,101,101
Voya Solution Moderately Aggressive Portfolio	$10,915,991
Voya Solution Moderately Conservative Portfolio	$2,097,669
Voya Solution 2020 Portfolio	$76,964
Voya Solution 2025 Portfolio	$74,758,095
Voya Solution 2030 Portfolio	$41,295
Voya Solution 2035 Portfolio	$75,968,924
Voya Solution 2040 Portfolio	$70,306
Voya Solution 2045 Portfolio	$56,413,654
Voya Solution 2050 Portfolio	$36,477
Voya Solution 2055 Portfolio	$8,917,193
Voya Solution 2060 Portfolio	$8,662
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2016:
114

TAX INFORMATION (Unaudited) (continued)

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$3,629	$0.0054	33.17%
Voya Solution Balanced Portfolio	$12,484	$0.0023	9.86%
Voya Solution Conservative Portfolio	$694	$0.0005	3.43%
Voya Solution Income Portfolio	$41,801	$0.0010	4.82%
Voya Solution Moderately Aggressive Portfolio	$260,696	$0.0044	20.49%
Voya Solution Moderately Conservative Portfolio	$6,033	$0.0016	8.03%
Voya Solution 2020 Portfolio	$4,164	$0.0024	7.61%
Voya Solution 2025 Portfolio	$288,320	$0.0034	14.60%
Voya Solution 2030 Portfolio	$5,483	$0.0051	13.83%
Voya Solution 2035 Portfolio	$412,177	$0.0052	22.69%
Voya Solution 2040 Portfolio	$5,375	$0.0070	18.74%
Voya Solution 2045 Portfolio	$316,672	$0.0054	32.21%
Voya Solution 2050 Portfolio	$3,494	$0.0074	22.81%
Voya Solution 2055 Portfolio	$72,624	$0.0063	32.88%
Voya Solution 2060 Portfolio	$1,473	$0.0053	18.04%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
115

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
116

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2005 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

117

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	January 2005 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
118

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 –
July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

119

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Directors also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors.
At its October 18, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

120

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The
Independent Directors have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.
The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to

121

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought

122

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively.

123

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board also considered that, while the Portfolios do not have advisory fee breakpoints, they do have expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and

124

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Solution Aggressive Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented. In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in May 2013, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in May 2013, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its

125

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Morningstar category average for the one-year and three-year periods, but underperformed for the year-to-date and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Conservative Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya
Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for the one-year period, equaled its performance for the three-year period, and underperformed for the one-year and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date and three-year periods, and the third quintile for the five-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented,

126

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Aggressive Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, except the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year and five-year periods, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Conservative Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio

127

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the five-year period, the third quintile for the one-year period, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2020 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the three-year period, equaled its performance for the one-year period, and underperformed for the year-to-date period; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

128

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Solution 2025 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and ten-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the five-year period, the third quintile for the one-year and ten-year periods, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2030 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

129

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2035 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it outperformed, and the five-year period during which its performance was equal to the performance of its Morningstar category average; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year, five-year and ten-year periods, and the fifth (lowest) quintile for the year-to-date period. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2040 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying

130

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2045 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the five-year period, the third quintile for the ten-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2050 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the fourth quintile for the year-to-date period. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group,

131

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2055 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the five-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance for certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board
took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2060 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the year-to-date period. In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in February 2015, and therefore had a limited operating

132

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

history for the purpose of analyzing its performance; (2) Management’s expectation that longer-term performance will improve; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2016 Contract Review Process, new lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

133

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VSOL (1216-021517)

Annual Report
December 31, 2016
Classes ADV, I, S, S2 and Z
Voya Partners, Inc.
■
Voya Index Solution Income Portfolio

■
Voya Index Solution 2020 Portfolio

■
Voya Index Solution 2025 Portfolio

■
Voya Index Solution 2030 Portfolio

■
Voya Index Solution 2035 Portfolio

■
Voya Index Solution 2040 Portfolio

■
Voya Index Solution 2045 Portfolio

■
Voya Index Solution 2050 Portfolio

■
Voya Index Solution 2055 Portfolio

■
Voya Index Solution 2060 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index, S&P Target Date 2045 Index, S&P Target Date 2050 Index and S&P Target Date 2055+ Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and beyond 2055 retirement horizon, respectively.
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Portfolio Specifics: At the beginning of 2016, the Portfolios were defensively positioned, overweight core U.S. fixed income, funded by underweight positions in U.S. mid-cap equities and high yield bonds.
In January, the Portfolios reduced U.S. mid cap equities, allocating proceeds to core U.S. fixed income. This tactical trade was made to reduce risk given uncertainty around U.S. Federal Reserve Board (“Fed”) policy and global growth. In February, with continual global weakness and policy induced volatility, equity exposure was further reduced by selling U.S. large cap and developed international equities in favor of core U.S. fixed income.
In mid-March, both short-term positions implemented in February were reversed by selling U.S. core fixed income and purchasing U.S. large-cap and developed international equities. This trade was made to add risk back into the Portfolios, as policy steps from the European Central Bank, Fed and Bank of Japan helped to ventilate the monetary system and economic growth numbers had firmed.
In mid-April, given improved U.S. economic data, the Portfolios covered a portion of the short U.S. mid cap position that was originated in January. At the end of April, to maintain equity weights through the Portfolios’ annual glide down, the underweight large cap / overweight U.S. fixed income position initiated in July of 2015 was closed. In addition, the last of the short U.S. mid cap / long core fixed income position initiated in January was closed. These trades were a continuation of re-risking the Portfolios from their defensive posture, reflecting confidence that a trough in the markets was made in the first quarter.
In early-June, a modest overweight to commodities was enacted, offset by an underweight to core bonds. At the time of the trade, we believed the global oil market would likely move to a balanced state in 2017 as demand continues to rise faster than production. In addition, commodities should benefit from continued global growth and Fed-driven U.S. dollar weakness.
In mid-June, a portion of the Portfolios’ U.S. large cap position was shifted into U.S. mid cap. This trade reflected the view that U.S. consumer spending will continue to drive U.S. outperformance relative to the global equity markets. Given that U.S. large cap corporations have greater exposure to international markets than do their mid cap counterparts, this trade provided the suite with greater exposure to the U.S. growth story without incurring a meaningful increase in tracking error. In addition, we believed U.S. mid cap provided greater protection from the possibility of a successful British referendum and lower sensitivity to both the shape of the yield curve and energy prices.
At the end of the second quarter, in response to the financial shock and uncertainty surrounding the passing of Brexit, the Portfolios reduced volatility by selling U.S. large cap into cash.
In July, the Portfolios purchased U.S. large cap equities with cash, directly reversing the risk-reduction trade implemented in June as a response to the British withdrawal from the European Union. Support for this trade include a strong June payroll report and improved fundamental and technical indicators.
Also in July, duration was increased in some of the Portfolios by purchasing long-term U.S. Treasury Bonds and core fixed income. The pursuit of yield from investors had increased demand for U.S. Treasuries given its positive yielding bond market and high credit rating. At the time, the odds of a rate hike were relatively low, but U.S. policy is still expected to tighten versus other major central banks which only increases the value of the U.S. dollar and, subsequently, the demand for its bonds.
In August, the Portfolios enacted a modest overweight to emerging markets (“EM”) equities offset by selling high yield and U.S. large cap. We believe that EM equities have been making a meaningful turnaround after prolonged underperformance relative to domestic markets since 2011. Increased acceleration of industrial production combined with the easing of financial market conditions are positive for the asset class.
At the end of October, the Portfolios further increased their tactical overweight to EM funded by a reduction in core fixed income. In addition, as part of the semi-annual review of the Portfolios’ Target Asset Allocations, existing tactical trades were incorporated into longer-term strategic positions, resulting in a slight decrease in fixed income exposure.
In November, the Portfolios closed the mid-cap overweight enacted in June after meaningful gains in mid-cap leading into and after the U.S. elections. At the end of the month, the Portfolios removed their overweight to EM equities as headwinds from a rise in dollar strength and the uncertainty of the Trump administration’s stance on trade continued to pressure the asset class. Proceeds from both trades were allocated to U.S. large cap equities.
During the year, tactical moves relative to our Target Asset Allocations had a negative impact across the Portfolios.
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

The performance of Portfolios against their benchmarks was also impacted by differences between Target Asset Allocations and benchmark asset allocations. This varied from Portfolio to Portfolio. For example, in some cases Portfolios had a higher allocation to equities than their benchmarks, enhancing relative performance. In addition, the Portfolios tended to have a higher weighting in high yield bonds and less cash than the benchmarks within the fixed income exposure, which was beneficial. On the other hand, the Portfolios tended to have a lower weighting in U.S. mid-caps within the equities exposure, which detracted.
All asset classes utilized in the Portfolios produced positive returns for the year. The best performing asset classes were domestic small and midcap equities and high yield bonds. Asset classes with lowest returns for the year were foreign large cap equities and long government bonds.
Current Strategy and Outlook: We believe both monetary and fiscal policy are going to be far more active than any time since the post-2009 era. President-elect Donald Trump has promised a meaningful reduction in corporate and personal income tax rates as part of his agenda to reinvigorate the U.S. economy. Additionally, the Fed is now forecasting three interest rate hikes in 2017. Both of these initiatives come while the U.S. is at or approaching full employment, making each an important issue in its own right for markets to digest this coming year.
In our view, a tightening monetary and loose fiscal policy environment will favor continued U.S. dollar strength, albeit at a more modest pace going forward. U.S. bond yields are still likely to climb, met with fits and starts, and will be highly dependent upon the strength of U.S. economic progress. Rising bond yields have historically created a virtuous circle of attracting foreign flows looking for yield, but the key will be the speed of those moves. Commodity prices have found their legs and are continuing to move higher on a deal from OPEC to cut oil production, while the prospects of better growth around the world should benefit cyclical commodities such as iron ore and copper. The U.S. consumer has fared very well as a result of an increase in disposable income, solid job prospects and favorable financing rates. Consumer confidence and wage growth will be key indicators for us to monitor going forward.
Though we believe equity markets can continue to do well, this thesis rests on a few conditions being met. First, U.S. dollar strength can continue but must be within reasonable bounds. Too strong a dollar can hurt earnings of the larger capitalization companies that earn a sizeable share of revenues overseas. The year-on-year change in the U.S. dollar is just turning positive, and a large move from this point forward could start to negatively impact earnings. We favor the U.S. in this environment, as it has the best growth trajectory and visibility over the next quarter.
We are mindful that fund flows are just starting to warm up to the ideas that equities can outpace fixed income returns. We think equities can finally get some traction among investors as the coming reflation initiatives take hold. As for bonds they may be susceptible to the old adage “don’t throw the baby out with the bath water,” but we are still finding opportunities in high yield fixed income and senior loans.
In retrospect, making asset allocation decisions in 2016 was easy. Simply buying after equity market corrections was a good strategy. The market environment in 2017 may not be so cut and dry. We are closely looking for signs of overheating sentiment among investors, and have yet to see any of our indicators firmly pointing to ebullience. While we believe recession risk in the near-term has all but disappeared, we are keenly aware that if the Fed starts hiking faster than the markets expect, it could spell trouble for all risk assets, especially with U.S. equities at lofty 17 times earnings. Tightening labor markets and fast rising wages could be a challenge for equities, but in our view that is more likely a concern for later this coming year.

*
Each Portfolio’s relative performance versus its respective benchmark can be found on page 6.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Index Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Period Ended December 31, 2016
1 Year
Voya Index Solution Income Portfolio, Class S	4.95%
S&P Target Date Retirement Income Index	5.27%
Voya Index Solution 2020 Portfolio, Class S	6.26%
S&P Target Date 2020 Index	7.49%
Voya Index Solution 2025 Portfolio, Class S	6.85%
S&P Target Date 2025 Index	8.09%
Voya Index Solution 2030 Portfolio, Class S	7.08%
S&P Target Date 2030 Index	8.62%
Voya Index Solution 2035 Portfolio, Class S	7.77%
S&P Target Date 2035 Index	9.12%
Voya Index Solution 2040 Portfolio, Class S	7.89%
S&P Target Date 2040 Index	9.50%
Voya Index Solution 2045 Portfolio, Class S	8.05%
S&P Target Date 2045 Index	9.81%
Voya Index Solution 2050 Portfolio, Class S	8.20%
S&P Target Date 2050 Index	10.01%
Voya Index Solution 2055 Portfolio, Class S	7.89%
S&P Target Date 2055+ Index	10.21%
Voya Index Solution 2060 Portfolio, Class S	8.06%
S&P Target Date 2055+ Index	10.21%

Annual Target Asset Allocation as of December 31, 2016
	Income	2020	2025	2030	2035	2040	2045	2050	2055	2060
U.S. Large Blend	23.0%	30.0%	32.0%	38.0%	43.0%	46.0%	48.0%	48.0%	48.5%	48.5%
U.S. Mid Cap	3.0%	4.0%	7.0%	7.5%	8.5%	8.5%	9.5%	10.5%	10.5%	10.5%
U.S. Small Cap	—	2.0%	3.0%	3.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
International Equity	6.0%	11.0%	14.0%	16.5%	18.5%	19.5%	20.5%	20.5%	22.0%	22.0%
Emerging Markets	—	—	3.0%	4.0%	4.0%	5.0%	6.0%	6.0%	6.0%	6.0%
U.S. Real Estate	1.0%	1.0%	1.0%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Global Real Estate	1.0%	1.0%	1.0%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Commodities	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Core Fixed Income	54.5%	38.8%	26.8%	18.8%	10.5%	9.5%	4.5%	3.5%	3.5%	3.5%
High Yield	6.0%	6.0%	6.0%	4.0%	4.0%	1.0%	—	—	—	—
Senior Debt	4.0%	4.0%	4.0%	3.0%	3.0%	2.0%	2.0%	2.0%	—	—
Long Gov’t Bond	—	0.7%	0.7%	0.7%	—	—	1.0%	1.0%	1.0%	1.0%
Total Equity	35.5%	50.5%	62.5%	73.5%	82.5%	87.5%	92.5%	93.5%	95.5%	95.5%
Total Fixed Income	64.5%	49.5%	37.5%	26.5%	17.5%	12.5%	7.5%	6.5%	4.5%	4.5%
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.
6

Portfolio Managers’ Report	Voya Index Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	4.71%	4.92%	4.17%	—
Class I	5.23%	5.42%	4.71%	—
Class S	4.95%	5.15%	4.42%	—
Class S2	4.79%	5.01%	—	5.96%
Class Z(1)	5.32%	5.48%	4.74%	—
S&P Target Date Retirement Income Index	5.27%	4.92%	4.44%	6.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	5.90%	7.06%	8.23%
Class I	6.45%	7.50%	8.67%
Class S	6.26%	7.24%	8.39%
Class S2	6.00%	7.12%	8.29%
Class Z(1)	6.52%	7.55%	8.72%
S&P Target Date 2020 Index	7.49%	7.93%	9.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, and S March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	6.61%	7.76%	4.67%	—
Class I	7.14%	8.31%	5.19%	—
Class S	6.85%	8.04%	4.93%	—
Class S2	6.72%	7.88%	—	8.88%
Class Z(1)	7.33%	8.37%	5.22%	—
S&P Target Date 2025 Index	8.09%	8.64%	6.05%	10.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	6.84%	8.60%	10.17%
Class I	7.31%	9.12%	10.70%
Class S	7.08%	8.82%	10.38%
Class S2	6.92%	8.65%	10.22%
Class Z(1)	7.48%	9.14%	10.71%
S&P Target Date 2030 Index	8.62%	9.32%	11.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, and S March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	7.63%	9.28%	5.14%	—
Class I	8.12%	9.82%	5.65%	—
Class S	7.77%	9.54%	5.39%	—
Class S2	7.65%	9.39%	—	10.01%
Class Z(1)	8.21%	9.90%	5.69%	—
S&P Target Date 2035 Index	9.12%	9.87%	6.35%	11.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	7.67%	9.64%	11.52%
Class I	8.24%	10.16%	12.05%
Class S	7.89%	9.87%	11.75%
Class S2	7.82%	9.72%	11.60%
Class Z(1)	8.40%	10.21%	12.10%
S&P Target Date 2040 Index	9.50%	10.27%	12.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, and S March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	7.67%	9.81%	5.12%	—
Class I	8.29%	10.35%	5.66%	—
Class S	8.05%	10.08%	5.40%	—
Class S2	7.88%	9.92%	—	10.60%
Class Z(1)	8.47%	10.41%	5.69%	—
S&P Target Date 2045 Index	9.81%	10.59%	6.47%	11.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	7.94%	9.76%	11.64%
Class I	8.52%	10.34%	12.22%
Class S	8.20%	10.04%	11.93%
Class S2	8.04%	9.86%	11.76%
Class Z(1)	8.62%	10.36%	12.24%
S&P Target Date 2050 Index	10.01%	10.88%	12.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 March 8, 2010
Class ADV	7.61%	9.83%	8.19%
Class I	8.10%	10.36%	8.72%
Class S	7.89%	10.12%	8.46%
Class S2	7.71%	9.93%	8.29%
Class Z(1)	8.24%	10.42%	8.76%
S&P Target Date 2055+ Index	10.21%	11.10%	9.56%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

Voya Index Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception of Classes ADV, I, and S February 9, 2015
Class ADV	7.87%	2.82%
Class I	8.24%	3.28%
Class S	8.06%	3.02%
Class S2	7.92%	2.84%
Class Z(1)	8.58%	3.45%
S&P Target Date 2055+ Index	10.21%	4.31%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December, 31 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December, 31 2016**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$1,007.00	0.62%	$3.13	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,008.90	0.12	0.61	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,006.80	0.37	1.87	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,006.60	0.52	2.62	1,000.00	1,022.52	0.52	2.64
Class Z	1,000.00	1,008.90	0.00	—	1,000.00	1,025.14	0.00	—
Voya Index Solution 2020 Portfolio
Class ADV	$1,000.00	$1,024.70	0.63%	$3.21	$1,000.00	$1,021.97	0.63%	$3.20
Class I	1,000.00	1,027.10	0.13	0.66	1,000.00	1,024.48	0.13	0.66
Class S	1,000.00	1,026.20	0.38	1.94	1,000.00	1,023.23	0.38	1.93
Class S2	1,000.00	1,025.30	0.53	2.70	1,000.00	1,022.47	0.53	2.69
Class Z	1,000.00	1,027.90	0.00	—	1,000.00	1,025.14	0.00	—
17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December, 31 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December, 31 2016**
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,034.60	0.63%	$3.22	$1,000.00	$1,021.97	0.63%	$3.20
Class I	1,000.00	1,037.50	0.13	0.67	1,000.00	1,024.48	0.13	0.66
Class S	1,000.00	1,036.30	0.38	1.95	1,000.00	1,023.23	0.38	1.93
Class S2	1,000.00	1,035.60	0.53	2.71	1,000.00	1,022.47	0.53	2.69
Class Z	1,000.00	1,038.40	0.00	—	1,000.00	1,025.14	0.00	—
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$1,041.50	0.63%	$3.23	$1,000.00	$1,021.97	0.63%	$3.20
Class I	1,000.00	1,045.00	0.13	0.67	1,000.00	1,024.48	0.13	0.66
Class S	1,000.00	1,043.40	0.38	1.95	1,000.00	1,023.23	0.38	1.93
Class S2	1,000.00	1,042.40	0.53	2.72	1,000.00	1,022.47	0.53	2.69
Class Z	1,000.00	1,045.70	0.00	—	1,000.00	1,025.14	0.00	—
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,051.90	0.63%	$3.25	$1,000.00	$1,021.97	0.63%	$3.20
Class I	1,000.00	1,054.30	0.13	0.67	1,000.00	1,024.48	0.13	0.66
Class S	1,000.00	1,052.50	0.38	1.96	1,000.00	1,023.23	0.38	1.93
Class S2	1,000.00	1,052.00	0.53	2.73	1,000.00	1,022.47	0.53	2.69
Class Z	1,000.00	1,055.20	0.00	—	1,000.00	1,025.14	0.00	—
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,053.30	0.62%	$3.20	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	1,056.00	0.12	0.62	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	1,054.30	0.37	1.91	1,000.00	1,023.28	0.37	1.88
Class S2	1,000.00	1,054.20	0.52	2.69	1,000.00	1,022.52	0.52	2.64
Class Z	1,000.00	1,056.70	0.00	—	1,000.00	1,025.14	0.00	—
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,054.70	0.64%	$3.31	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,057.50	0.14	0.72	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,056.80	0.39	2.02	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,056.70	0.54	2.79	1,000.00	1,022.42	0.54	2.75
Class Z	1,000.00	1,058.30	0.00	—	1,000.00	1,025.14	0.00	—
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$1,056.10	0.64%	$3.31	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,058.80	0.14	0.72	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,057.30	0.39	2.02	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,057.10	0.54	2.79	1,000.00	1,022.42	0.54	2.75
Class Z	1,000.00	1,058.90	0.00	—	1,000.00	1,025.14	0.00	—
18

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December, 31 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December, 31 2016**
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,056.00	0.64%	$3.31	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,058.00	0.14	0.72	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,057.30	0.39	2.02	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,056.20	0.54	2.79	1,000.00	1,022.42	0.54	2.75
Class Z	1,000.00	1,058.70	0.00	—	1,000.00	1,025.14	0.00	—
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$1,057.10	0.64%	$3.31	$1,000.00	$1,021.92	0.64%	$3.25
Class I	1,000.00	1,058.60	0.14	0.72	1,000.00	1,024.43	0.14	0.71
Class S	1,000.00	1,057.90	0.39	2.02	1,000.00	1,023.18	0.39	1.98
Class S2	1,000.00	1,056.50	0.54	2.79	1,000.00	1,022.42	0.54	2.75
Class Z	1,000.00	1,060.90	0.00	—	1,000.00	1,025.14	0.00	—

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Partners, Inc.
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of Voya Partners, Inc., as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 23, 2017
20

Statements of Assets and Liabilities as of December 31, 2016

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$349,291,972	$84,288,880	$477,494,740	$78,832,160
Investments in unaffiliated underlying funds at fair value**	58,906,400	18,145,139	109,600,029	14,580,796
Total investments at fair value	$408,198,372	$102,434,019	$587,094,769	$93,412,956
Cash	1,159,853	216,032	1,262,062	197,330
Receivables:
Fund shares sold	3,346,463	1,184,931	1,145,044	3,484,500
Dividends	551,658	107,125	554,836	57,808
Prepaid expenses	1,662	62	2,039	42
Reimbursement due from manager	55,409	81,389	78,873	65,297
Other assets	8,305	260	8,781	207
Total assets	413,321,722	104,023,818	590,146,404	97,218,140
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	2,993,645	1,186,075	666,057	3,019,238
Payable for investments in unaffiliated underlying funds purchased	102,107	99,943	569,923	91,041
Payable for fund shares redeemed	1,413,622	57,219	739,486	488,087
Payable for investment management fees	78,943	18,288	116,646	15,917
Payable for distribution and shareholder service fees	93,499	8,679	140,616	6,185
Payable to director under the deferred compensation plan (Note 6)	8,305	260	8,781	207
Payable for director fees	1,920	207	2,552	162
Other accrued expenses and liabilities	73,253	5,116	97,972	3,994
Total liabilities	4,765,294	1,375,787	2,342,033	3,624,831
NET ASSETS	$408,556,428	$102,648,031	$587,804,371	$93,593,309
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$415,369,216	$100,081,103	$582,032,367	$90,987,148
Undistributed net investment income	8,417,366	1,261,617	11,308,453	1,036,050
Accumulated net realized gain (loss)	(8,165,763)	1,314,367	7,396,022	1,032,971
Net unrealized appreciation (depreciation)	(7,064,391)	(9,056)	(12,932,471)	537,140
NET ASSETS	$408,556,428	$102,648,031	$587,804,371	$93,593,309
* Cost of investments in affiliated underlying funds	$353,032,258	$84,375,243	$486,328,228	$78,231,009
** Cost of investments in unaffiliated underlying funds	$62,230,505	$18,067,832	$113,699,012	$14,644,807
See Accompanying Notes to Financial Statements
21

Statements of Assets and Liabilities as of December 31, 2016 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
Class ADV
Net assets	$119,455,456	$13,618,793	$228,234,450	$10,731,660
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,307,242	1,133,172	23,069,074	811,634
Net asset value and redemption price per share	$9.71	$12.02	$9.89	$13.22
Class I
Net assets	$29,544,573	$3,539,413	$56,554,991	$2,172,643
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,965,537	288,435	5,584,318	160,945
Net asset value and redemption price per share	$9.96	$12.27	$10.13	$13.50
Class S
Net assets	$174,890,744	$8,811,257	$150,125,714	$6,606,868
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	17,731,322	719,545	14,978,248	491,563
Net asset value and redemption price per share	$9.86	$12.25	$10.02	$13.44
Class S2
Net assets	$13,808,852	$3,328,311	$34,033,928	$1,735,279
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,429,515	273,037	3,452,498	130,564
Net asset value and redemption price per share	$9.66	$12.19	$9.86	$13.29
Class Z
Net assets	$70,856,803	$73,350,257	$118,855,288	$72,346,859
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,091,513	5,961,847	11,703,744	5,355,875
Net asset value and redemption price per share	$9.99	$12.30	$10.16	$13.51
See Accompanying Notes to Financial Statements
22

Statements of Assets and Liabilities as of December 31, 2016

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$441,118,357	$54,844,436	$299,138,827	$27,333,808
Investments in unaffiliated underlying funds at fair value**	61,544,096	4,746,938	30,293,943	2,701,560
Total investments at fair value	$502,662,453	$59,591,374	$329,432,770	$30,035,368
Cash	1,532,690	99,283	816,022	60,689
Receivables:
Fund shares sold	1,366,568	1,221,342	542,701	435,057
Dividends	209,432	13,162	53,134	4,122
Prepaid expenses	1,657	29	1,068	16
Reimbursement due from manager	63,229	47,004	38,692	23,319
Other assets	7,141	128	4,430	66
Total assets	505,843,170	60,972,322	330,888,817	30,558,637
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	487,170	1,212,113	202,713	408,399
Payable for investments in unaffiliated underlying funds purchased	677,494	—	266,964	29,549
Payable for fund shares redeemed	1,283,231	16,782	484,636	28,017
Payable for investment management fees	94,903	9,775	60,377	4,916
Payable for distribution and shareholder service fees	122,806	3,304	81,794	2,397
Payable to director under the deferred compensation plan (Note 6)	7,141	128	4,430	66
Payable for director fees	2,155	100	1,406	51
Other accrued expenses and liabilities	75,086	8,226	45,834	5,256
Total liabilities	2,749,986	1,250,428	1,148,154	478,651
NET ASSETS	$503,093,184	$59,721,894	$329,740,663	$30,079,986
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$494,630,732	$57,625,856	$324,031,655	$28,984,971
Undistributed net investment income	9,586,073	663,858	5,796,026	333,154
Accumulated net realized gain	11,105,561	743,732	8,403,885	374,444
Net unrealized appreciation (depreciation)	(12,229,182)	688,448	(8,490,903)	387,417
NET ASSETS	$503,093,184	$59,721,894	$329,740,663	$30,079,986
* Cost of investments in affiliated underlying funds	$450,485,801	$54,109,191	$306,289,083	$26,906,540
** Cost of investments in unaffiliated underlying funds	$64,405,834	$4,793,735	$31,634,590	$2,741,411
See Accompanying Notes to Financial Statements
23

Statements of Assets and Liabilities as of December 31, 2016 (continued)

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
Class ADV
Net assets	$203,566,440	$5,222,187	$139,777,303	$3,296,470
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,407,658	384,914	13,673,019	241,575
Net asset value and redemption price per share	$9.98	$13.57	$10.22	$13.65
Class I
Net assets	$47,484,387	$659,110	$35,877,378	$949,692
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,641,408	47,706	3,403,601	68,640
Net asset value and redemption price per share	$10.23	$13.82	$10.54	$13.84
Class S
Net assets	$118,462,541	$5,043,739	$76,655,807	$3,987,082
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,713,160	364,884	7,372,681	288,198
Net asset value and redemption price per share	$10.11	$13.82	$10.40	$13.83
Class S2
Net assets	$32,557,867	$651,101	$18,507,100	$766,399
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,268,400	47,628	1,808,135	56,038
Net asset value and redemption price per share	$9.96	$13.67	$10.24	$13.68
Class Z
Net assets	$101,021,949	$48,145,757	$58,923,075	$21,080,343
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,837,685	3,477,099	5,572,431	1,522,069
Net asset value and redemption price per share	$10.27	$13.85	$10.57	$13.85
See Accompanying Notes to Financial Statements
24

Statements of Assets and Liabilities as of December 31, 2016

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$94,248,703	$5,302,504
Investments in unaffiliated underlying funds at fair value**	7,404,299	594,297
Total investments at fair value	$101,653,002	$5,896,801
Cash	257,746	11,435
Receivables:
Fund shares sold	393,510	76,182
Dividends	16,390	1,807
Prepaid expenses	306	2
Reimbursement due from manager	13,826	4,891
Other assets	1,054	12
Total assets	102,335,834	5,991,130
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	176,976	66,707
Payable for investments in unaffiliated underlying funds purchased	68,696	2,906
Payable for fund shares redeemed	303,029	12,631
Payable for investment management fees	18,328	897
Payable for distribution and shareholder service fees	25,694	874
Payable to director under the deferred compensation plan (Note 6)	1,054	12
Payable for director fees	415	11
Other accrued expenses and liabilities	16,284	1,893
Total liabilities	610,476	85,931
NET ASSETS	$101,725,358	$5,905,199
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$100,885,306	$5,690,016
Undistributed net investment income	1,697,478	62,920
Accumulated net realized gain	848,464	110,181
Net unrealized appreciation (depreciation)	(1,705,890)	42,082
NET ASSETS	$101,725,358	$5,905,199
* Cost of investments in affiliated underlying funds	$95,626,937	$5,256,918
** Cost of investments in unaffiliated underlying funds	$7,731,955	$597,801
See Accompanying Notes to Financial Statements
25

Statements of Assets and Liabilities as of December 31, 2016 (continued)

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
Class ADV
Net assets	$43,002,419	$1,689,711
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,306,175	161,243
Net asset value and redemption price per share	$13.01	$10.48
Class I
Net assets	$10,595,415	$146,451
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	797,109	13,849
Net asset value and redemption price per share	$13.29	$10.57
Class S
Net assets	$23,832,262	$862,626
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,811,256	82,008
Net asset value and redemption price per share	$13.16	$10.52
Class S2
Net assets	$6,752,305	$138,693
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	517,104	13,211
Net asset value and redemption price per share	$13.06	$10.50
Class Z
Net assets	$17,542,957	$3,067,718
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,315,643	289,499
Net asset value and redemption price per share	$13.33	$10.60
See Accompanying Notes to Financial Statements
26

Statements of Operations for the year ended December 31, 2016

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
INVESTMENT INCOME:
Interest	$107	$—	$152	$—
Dividends from affiliated underlying funds	7,021,907	975,336	9,348,526	811,226
Dividends from unaffiliated underlying funds	2,556,910	342,346	3,682,435	257,001
Total investment income	9,578,924	1,317,682	13,031,113	1,068,227
EXPENSES:
Investment management fees	874,789	95,962	1,183,044	73,973
Distribution and shareholder service fees:
Class ADV	631,086	51,676	1,135,045	31,198
Class S	469,803	11,530	375,371	7,273
Class S2	58,677	6,250	143,978	3,377
Class T(1)	29	19	15	20
Transfer agent fees	847	183	770	256
Shareholder reporting expense	12,780	3,872	10,980	3,452
Professional fees	69,632	11,351	80,512	9,950
Custody and accounting expense	39,838	8,590	47,416	7,998
Director fees	11,520	1,242	15,315	973
Miscellaneous expense	24,217	10,532	30,309	10,472
Interest expense	—	—	68	—
Total expenses	2,193,218	201,207	3,022,823	148,942
Net waived and reimbursed fees	(601,008)	(108,703)	(767,024)	(91,984)
Net expenses	1,592,210	92,504	2,255,799	56,958
Net investment income	7,986,714	1,225,178	10,775,314	1,011,269
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(7,143,037)	379,651	(808,915)	188,332
Sale of unaffiliated underlying funds	(892,243)	97,940	(907,709)	80,008
Capital gain distributions from affiliated underlying funds	6,420,522	893,804	15,011,721	804,656
Futures	(658,282)	(12,702)	(835,416)	(8,468)
Net realized gain (loss)	(2,273,040)	1,358,693	12,459,681	1,064,528
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	8,916,109	(784)	7,196,161	671,333
Unaffiliated underlying funds	3,210,224	113,197	3,371,310	(47,617)
Net change in unrealized appreciation (depreciation)	12,126,333	112,413	10,567,471	623,716
Net realized and unrealized gain	9,853,293	1,471,106	23,027,152	1,688,244
Increase in net assets resulting from operations	$17,840,007	$2,696,284	$33,802,466	$2,699,513

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
27

Statements of Operations for the year ended December 31, 2016

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
INVESTMENT INCOME:
Interest	$129	$—	$78	$—
Dividends from affiliated underlying funds	8,492,332	577,553	5,749,113	295,549
Dividends from unaffiliated underlying funds	2,560,636	97,821	1,039,799	50,620
Total investment income	11,053,097	675,374	6,788,990	346,169
EXPENSES:
Investment management fees	971,555	43,430	616,704	22,720
Distribution and shareholder service fees:
Class ADV	992,879	14,059	677,233	8,928
Class S	296,045	4,998	185,676	4,088
Class S2	133,644	1,251	73,179	1,391
Class T(1)	15	20	15	20
Transfer agent fees	1,033	1,049	588	729
Shareholder reporting expense	14,360	3,743	11,745	3,433
Professional fees	66,780	12,899	46,893	10,402
Custody and accounting expense	39,930	6,623	31,020	6,698
Director fees	12,929	601	8,432	312
Miscellaneous expense	26,496	10,947	21,136	10,521
Interest expense	87	—	55	—
Total expenses	2,555,753	99,620	1,672,676	69,242
Net waived and reimbursed fees	(628,537)	(72,818)	(375,085)	(48,710)
Net expenses	1,927,216	26,802	1,297,591	20,532
Net investment income	9,125,881	648,572	5,491,399	325,637
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(1,720,725)	179,620	(1,259,289)	41,290
Sale of unaffiliated underlying funds	(740,991)	49,224	38,162	27,074
Capital gain distributions from affiliated underlying funds	16,496,796	539,327	11,763,873	320,645
Futures	(1,218,161)	(4,234)	(779,125)	(2,117)
Net realized gain	12,816,919	763,937	9,763,621	386,892
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	9,203,108	783,625	6,778,683	457,750
Unaffiliated underlying funds	2,077,583	(41,071)	132,250	(37,989)
Net change in unrealized appreciation (depreciation)	11,280,691	742,554	6,910,933	419,761
Net realized and unrealized gain	24,097,610	1,506,491	16,674,554	806,653
Increase in net assets resulting from operations	$33,223,491	$2,155,063	$22,165,953	$1,132,290

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
28

Statements of Operations for the year ended December 31, 2016

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,756,245	$59,272
Dividends from unaffiliated underlying funds	236,034	10,571
Total investment income	1,992,279	69,843
EXPENSES:
Investment management fees	178,815	4,445
Distribution and shareholder service fees:
Class ADV	197,134	4,502
Class S	53,167	1,019
Class S2	27,609	256
Class T(1)	20	—
Transfer agent fees	609	921
Shareholder reporting expense	5,490	3,140
Professional fees	19,260	8,296
Custody and accounting expense	13,908	397
Director fees	2,493	61
Offering expense	—	1,490
Miscellaneous expense	12,996	10,175
Total expenses	511,501	34,702
Net waived and reimbursed fees	(127,366)	(26,906)
Net expenses	384,135	7,796
Net investment income	1,608,144	62,047
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(2,032,344)	40,412
Sale of unaffiliated underlying funds	43,945	4,792
Capital gain distributions from affiliated underlying funds	3,490,286	70,844
Futures	(211,828)	—
Net realized gain	1,290,059	116,048
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	3,843,416	52,402
Unaffiliated underlying funds	(64,899)	(3,121)
Net change in unrealized appreciation (depreciation)	3,778,517	49,281
Net realized and unrealized gain	5,068,576	165,329
Increase in net assets resulting from operations	$6,676,720	$227,376

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
29

Statements of Changes in Net Assets

	Voya Index Solution Income Portfolio		Voya Index Solution 2020 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$7,986,714	$5,810,622	$1,225,178	$61,706
Net realized gain (loss)	(2,273,040)	3,880,136	1,358,693	17,747
Net change in unrealized appreciation (depreciation)	12,126,333	(16,363,090)	112,413	(122,805)
Increase (decrease) in net assets resulting from operations	17,840,007	(6,672,332)	2,696,284	(43,352)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,896,664)	(634,249)	(13,350)	(166)
Class I	(568,456)	(130,597)	(3,145)	(22)
Class S	(2,982,354)	(2,345,797)	(5,249)	(17)
Class S2	(206,350)	(58,282)	(1,371)	(1)
Class T(1)	(83)	(53)	—	—
Class Z	(476,510)	(79)	(38,737)	(111)
Net realized gains:
Class ADV	(1,734,768)	(2,276,217)	(6,725)	(326)
Class I	(433,421)	(360,664)	(1,208)	(99)
Class S	(2,575,586)	(7,391,138)	(2,150)	(98)
Class S2	(182,389)	(216,486)	(626)	(98)
Class T(1)	(87)	(215)	(2)	(98)
Class Z	(363,317)	(219)	(14,716)	(493)
Total distributions	(11,419,985)	(13,413,996)	(87,279)	(1,529)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	108,379,409	26,814,739	103,660,958	8,854,316
Proceeds from shares issued in merger (Note 10)	—	251,868,347	—	—
Reinvestment of distributions	11,419,815	13,413,728	87,277	948
	119,799,224	292,096,814	103,748,235	8,855,264
Cost of shares redeemed	(99,550,236)	(61,919,717)	(12,207,530)	(331,327)
Net increase in net assets resulting from capital share transactions	20,248,988	230,177,097	91,540,705	8,523,937
Net increase in net assets	26,669,010	210,090,769	94,149,710	8,479,056
NET ASSETS:
Beginning of year or period	381,887,418	171,796,649	8,498,321	19,265
End of year or period	$408,556,428	$381,887,418	$102,648,031	$8,498,321
Undistributed net investment income at end of year or period	$8,417,366	$6,124,094	$1,261,617	$61,745

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
30

Statements of Changes in Net Assets

	Voya Index Solution 2025 Portfolio		Voya Index Solution 2030 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$10,775,314	$9,935,346	$1,011,269	$35,179
Net realized gain	12,459,681	36,092,601	1,064,528	14,524
Net change in unrealized appreciation (depreciation)	10,567,471	(54,354,273)	623,716	(88,801)
Increase (decrease) in net assets resulting from operations	33,802,466	(8,326,326)	2,699,513	(39,098)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,509,119)	(3,410,776)	(5,045)	(392)
Class I	(1,358,591)	(1,024,278)	(2,574)	—
Class S	(3,171,814)	(3,258,109)	(2,574)	—
Class S2	(668,502)	(497,192)	(1,035)	—
Class T(1)	(60)	(46)	—	—
Class Z	(1,297,114)	(97)	(24,000)	—
Net realized gains:
Class ADV	(16,111,045)	(20,270,652)	(4,079)	(1,153)
Class I	(3,826,257)	(4,465,190)	(1,438)	(63)
Class S	(10,295,036)	(16,160,818)	(1,631)	(63)
Class S2	(2,297,858)	(2,976,718)	(596)	(63)
Class T(1)	(240)	(310)	(2)	(63)
Class Z	(3,653,118)	(425)	(13,313)	(287)
Total distributions	(47,188,754)	(52,064,611)	(56,287)	(2,084)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	181,654,567	82,168,309	92,623,692	5,919,215
Reinvestment of distributions	47,188,454	52,064,255	56,285	1,749
	228,843,021	134,232,564	92,679,977	5,920,964
Cost of shares redeemed	(108,675,021)	(112,129,124)	(6,874,563)	(756,043)
Net increase in net assets resulting from capital share transactions	120,168,000	22,103,440	85,805,414	5,164,921
Net increase (decrease) in net assets	106,781,712	(38,287,497)	88,448,640	5,123,739
NET ASSETS:
Beginning of year or period	481,022,659	519,310,156	5,144,669	20,930
End of year or period	$587,804,371	$481,022,659	$93,593,309	$5,144,669
Undistributed net investment income at end of year or period	$11,308,453	$10,998,166	$1,036,050	$35,142

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
31

Statements of Changes in Net Assets

	Voya Index Solution 2035 Portfolio		Voya Index Solution 2040 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$9,125,881	$7,698,354	$648,572	$21,238
Net realized gain	12,816,919	38,159,937	763,937	8,495
Net change in unrealized appreciation (depreciation)	11,280,691	(53,561,447)	742,554	(57,230)
Increase (decrease) in net assets resulting from operations	33,223,491	(7,703,156)	2,155,063	(27,497)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,603,282)	(2,703,379)	(1,774)	(75)
Class I	(999,520)	(708,488)	(584)	(34)
Class S	(2,357,186)	(2,295,635)	(1,703)	(17)
Class S2	(590,771)	(396,748)	(393)	(17)
Class T(1)	(55)	(42)	—	(3)
Class Z	(1,013,827)	(1,039)	(16,856)	(145)
Net realized gains:
Class ADV	(17,256,361)	(21,434,185)	(1,881)	(374)
Class I	(3,691,944)	(4,034,485)	(345)	(211)
Class S	(10,100,983)	(15,058,363)	(1,153)	(211)
Class S2	(2,683,902)	(3,244,251)	(244)	(210)
Class T(1)	(297)	(384)	(3)	(210)
Class Z	(3,744,788)	(5,917)	(9,695)	(896)
Total distributions	(46,042,916)	(49,882,916)	(34,631)	(2,403)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	157,130,588	71,304,946	58,469,965	3,198,357
Reinvestment of distributions	46,042,564	49,882,490	34,612	1,242
	203,173,152	121,187,436	58,504,577	3,199,599
Cost of shares redeemed	(86,920,360)	(97,566,851)	(3,826,593)	(269,435)
Net increase in net assets resulting from capital share transactions	116,252,792	23,620,585	54,677,984	2,930,164
Net increase (decrease) in net assets	103,433,367	(33,965,487)	56,798,416	2,900,264
NET ASSETS:
Beginning of year or period	399,659,817	433,625,304	2,923,478	23,214
End of year or period	$503,093,184	$399,659,817	$59,721,894	$2,923,478
Undistributed net investment income at end of year or period	$9,586,073	$8,559,830	$663,858	$21,302

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
32

Statements of Changes in Net Assets

	Voya Index Solution 2045 Portfolio		Voya Index Solution 2050 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$5,491,399	$4,352,460	$325,637	$13,140
Net realized gain	9,763,621	24,934,769	386,892	22,102
Net change in unrealized appreciation (depreciation)	6,910,933	(34,997,424)	419,761	(35,562)
Increase (decrease) in net assets resulting from operations	22,165,953	(5,710,195)	1,132,290	(320)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,182,058)	(1,357,061)	(2,178)	(14)
Class I	(681,779)	(377,565)	(914)	(37)
Class S	(1,300,575)	(1,127,665)	(1,904)	(24)
Class S2	(291,671)	(156,530)	(469)	(21)
Class T(1)	(46)	(31)	—	(6)
Class Z	(541,674)	(43)	(8,751)	(158)
Net realized gains:
Class ADV	(11,812,553)	(14,880,990)	(5,066)	(232)
Class I	(2,793,476)	(2,763,241)	(1,752)	(233)
Class S	(6,293,044)	(9,852,747)	(3,547)	(232)
Class S2	(1,480,752)	(1,757,731)	(851)	(232)
Class T(1)	(299)	(417)	(11)	(231)
Class Z	(2,219,425)	(314)	(14,720)	(982)
Total distributions	(29,597,352)	(32,274,335)	(40,163)	(2,402)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,962,148	58,386,012	28,838,296	2,217,945
Reinvestment of distributions	29,597,007	32,273,888	40,137	1,145
	135,559,155	90,659,900	28,878,433	2,219,090
Cost of shares redeemed	(57,672,449)	(62,654,289)	(1,699,518)	(429,831)
Net increase in net assets resulting from capital share transactions	77,886,706	28,005,611	27,178,915	1,789,259
Net increase (decrease) in net assets	70,455,307	(9,978,919)	28,271,042	1,786,537
NET ASSETS:
Beginning of year or period	259,285,356	269,264,275	1,808,944	22,407
End of year or period	$329,740,663	$259,285,356	$30,079,986	$1,808,944
Undistributed net investment income at end of year or period	$5,796,026	$4,993,787	$333,154	$13,201

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
33

Statements of Changes in Net Assets

	Voya Index Solution 2055 Portfolio		Voya Index Solution 2060 Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	February 9, 2015(2) to December 31, 2015
FROM OPERATIONS:
Net investment income	$1,608,144	$1,081,435	$62,047	$2,240
Net realized gain	1,290,059	5,654,215	116,048	4,895
Net change in unrealized appreciation (depreciation)	3,778,517	(8,439,372)	49,281	(7,199)
Increase (decrease) in net assets resulting from operations	6,676,720	(1,703,722)	227,376	(64)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(523,322)	(292,320)	(1,502)	—
Class I	(161,426)	(72,668)	(139)	—
Class S	(321,142)	(245,405)	(634)	—
Class S2	(92,558)	(39,840)	—	—
Class T(1)	(49)	(27)	—	—
Class Z	(145,094)	(2,379)	(1,005)	—
Net realized gains:
Class ADV	(2,656,568)	(2,921,488)	(4,145)	—
Class I	(610,144)	(488,658)	(401)	—
Class S	(1,433,092)	(1,953,282)	(1,762)	—
Class S2	(432,018)	(416,612)	(194)	—
Class T(1)	(286)	(378)	—	—
Class Z	(548,406)	(15,988)	(2,347)	—
Total distributions	(6,924,105)	(6,449,045)	(12,129)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,855,401	32,927,242	6,244,067	607,321
Reinvestment of distributions	6,923,770	6,448,642	12,012	—
	49,779,171	39,375,884	6,256,079	607,321
Cost of shares redeemed	(19,876,346)	(21,064,074)	(963,735)	(209,649)
Net increase in net assets resulting from capital share transactions	29,902,825	18,311,810	5,292,344	397,672
Net increase in net assets	29,655,440	10,159,043	5,507,591	397,608
NET ASSETS:
Beginning of year or period	72,069,918	61,910,875	397,608	—
End of year or period	$101,725,358	$72,069,918	$5,905,199	$397,608
Undistributed net investment income at end of year or period	$1,697,478	$1,243,025	$62,920	$2,288

(1)
Class T liquidated on August 31, 2016.

(2)
Commencement of operations.

See Accompanying Notes to Financial Statements
34

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-16	9.55	0.18•	0.27	0.45	0.15	0.14	—	0.29	—	9.71	4.71	0.77	0.62	0.62	1.82	119,455	45
12-31-15	10.53	0.21•	(0.33)	(0.12)	0.19	0.67	—	0.86	—	9.55	(1.37)	0.77	0.62	0.62	2.17	134,515	34
12-31-14	10.73	0.17	0.43	0.60	0.23	0.57	—	0.80	—	10.53	5.68	0.78	0.62	0.62	1.50	37,651	23
12-31-13	10.64	0.19•	0.58	0.77	0.30	0.38	—	0.68	—	10.73	7.50	0.76	0.61	0.61	1.74	37,886	39
12-31-12	10.42	0.19•	0.67	0.86	0.26	0.38	—	0.64	—	10.64	8.36	0.71	0.62	0.62	1.79	31,359	45
Class I
12-31-16	9.77	0.23•	0.28	0.51	0.18	0.14	—	0.32	—	9.96	5.23	0.27	0.12	0.12	2.33	29,545	45
12-31-15	10.76	0.28•	(0.36)	(0.08)	0.24	0.67	—	0.91	—	9.77	(0.91)	0.27	0.12	0.12	2.84	30,873	34
12-31-14	10.94	0.22•	0.45	0.67	0.28	0.57	—	0.85	—	10.76	6.23	0.28	0.12	0.12	2.00	5,042	23
12-31-13	10.82	0.22•	0.63	0.85	0.35	0.38	—	0.73	—	10.94	8.10	0.26	0.11	0.11	2.01	5,682	39
12-31-12	10.59	0.27•	0.64	0.91	0.30	0.38	—	0.68	—	10.82	8.75	0.21	0.12	0.12	2.53	10,690	45
Class S
12-31-16	9.68	0.20•	0.28	0.48	0.16	0.14	—	0.30	—	9.86	4.95	0.52	0.37	0.37	2.05	174,891	45
12-31-15	10.66	0.23•	(0.33)	(0.10)	0.21	0.67	—	0.88	—	9.68	(1.11)	0.52	0.37	0.37	2.24	199,999	34
12-31-14	10.85	0.19•	0.44	0.63	0.25	0.57	—	0.82	—	10.66	5.90	0.53	0.37	0.37	1.73	124,505	23
12-31-13	10.74	0.21•	0.60	0.81	0.32	0.38	—	0.70	—	10.85	7.78	0.51	0.36	0.36	1.92	134,689	39
12-31-12	10.51	0.21•	0.68	0.89	0.28	0.38	—	0.66	—	10.74	8.52	0.46	0.37	0.37	1.97	141,443	45
Class S2
12-31-16	9.50	0.19•	0.27	0.46	0.16	0.14	—	0.30	—	9.66	4.79	0.70	0.52	0.52	1.98	13,809	45
12-31-15	10.46	0.22•	(0.33)	(0.11)	0.18	0.67	—	0.85	—	9.50	(1.25)	0.77	0.52	0.52	2.28	14,859	34
12-31-14	10.66	0.17•	0.43	0.60	0.23	0.57	—	0.80	—	10.46	5.78	0.78	0.52	0.52	1.56	4,595	23
12-31-13	10.58	0.20•	0.58	0.78	0.32	0.38	—	0.70	—	10.66	7.64	0.76	0.51	0.51	1.87	5,531	39
12-31-12	10.39	0.22•	0.64	0.86	0.29	0.38	—	0.67	—	10.58	8.38	0.71	0.52	0.52	2.06	4,328	45
Class Z
12-31-16	9.79	0.32•	0.20	0.52	0.18	0.14	—	0.32	—	9.99	5.32	0.27	0.00	0.00	3.20	70,857	45
05-01-15(5) - 12-31-15	11.02	0.58•	(0.90)	(0.32)	0.24	0.67	—	0.91	—	9.79	(3.06)	0.28	0.00	0.00	9.14	1,635	34
Voya Index Solution 2020 Portfolio
Class ADV
12-31-16	11.37	0.24•	0.43	0.67	0.01	0.01	—	0.02	—	12.02	5.90	0.82	0.63	0.63	2.07	13,619	75
12-31-15	11.82	0.46•	(0.46)	0.00*	0.15	0.30	—	0.45	—	11.37	0.00	2.22	0.63	0.63	4.05	4,703	108
12-31-14	12.11	0.15	0.47	0.62	0.23	0.68	—	0.91	—	11.82	5.27	71.22	0.63	0.63	1.31	4	23
12-31-13	11.41	0.19	1.30	1.49	0.26	0.54	—	0.80	0.01	12.11	13.55(a)	95.97	0.62	0.62	1.61	4	36
12-31-12	10.76	0.17	1.02	1.19	0.02	0.52	—	0.54	—	11.41	11.12	58.46	0.62	0.62	1.54	3	61
See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2020 Portfolio (continued)
Class I
12-31-16	11.55	0.37•	0.38	0.75	0.02	0.01	—	0.03	—	12.27	6.45	0.32	0.13	0.13	3.05	3,539	75
12-31-15	11.91	0.34•	(0.33)	0.01	0.07	0.30	—	0.37	—	11.55	0.04	1.72	0.13	0.13	2.98	311	108
12-31-14	12.18	0.21	0.49	0.70	0.29	0.68	—	0.97	—	11.91	5.86	70.72	0.13	0.13	1.82	4	23
12-31-13	11.47	0.25	1.30	1.55	0.31	0.54	—	0.85	0.01	12.18	14.02(a)	95.47	0.12	0.12	2.11	4	36
12-31-12	10.77	0.23	1.02	1.25	0.03	0.52	—	0.55	—	11.47	11.69	57.96	0.12	0.12	2.04	3	61
Class S
12-31-16	11.55	0.30•	0.43	0.73	0.02	0.01	—	0.03	—	12.25	6.26	0.57	0.38	0.38	2.53	8,811	75
12-31-15	11.91	0.58•	(0.59)	(0.01)	0.05	0.30	—	0.35	—	11.55	(0.08)	1.97	0.38	0.38	5.10	1,084	108
12-31-14	12.19	0.18	0.48	0.66	0.26	0.68	—	0.94	—	11.91	5.54	70.97	0.38	0.38	1.57	4	23
12-31-13	11.43	0.22	1.29	1.51	0.22	0.54	—	0.76	0.01	12.19	13.63(a)	95.72	0.37	0.37	1.86	4	36
12-31-12	10.76	0.20	1.01	1.21	0.02	0.52	—	0.54	—	11.43	11.36	58.21	0.37	0.37	1.79	3	61
Class S2
12-31-16	11.52	0.30•	0.39	0.69	0.01	0.01	—	0.02	—	12.19	6.00	0.75	0.53	0.53	2.54	3,328	75
12-31-15	11.84	0.46•	(0.48)	(0.02)	0.00*	0.30	—	0.30	—	11.52	(0.16)	2.22	0.53	0.53	3.99	367	108
12-31-14	12.13	0.16	0.48	0.64	0.25	0.68	—	0.93	—	11.84	5.36	71.22	0.53	0.53	1.41	4	23
12-31-13	11.43	0.20	1.31	1.51	0.28	0.54	—	0.82	0.01	12.13	13.64(a)	95.97	0.52	0.52	1.71	4	36
12-31-12	10.76	0.21	1.00	1.21	0.02	0.52	—	0.54	—	11.43	11.33	58.46	0.52	0.52	1.90	3	61
Class Z
12-31-16	11.57	0.41•	0.35	0.76	0.02	0.01	—	0.03	—	12.30	6.52	0.32	0.00	0.00	3.44	73,350	75
05-01-15(5) - 12-31-15	12.30	0.38•	(0.74)	(0.36)	0.07	0.30	—	0.37	—	11.57	(2.97)	1.70	0.00	0.00	4.91	2,030	108
Voya Index Solution 2025 Portfolio
Class ADV
12-31-16	10.19	0.19	0.47	0.66	0.21	0.75	—	0.96	—	9.89	6.61	0.77	0.63	0.63	1.86	228,234	44
12-31-15	11.49	0.19	(0.36)	(0.17)	0.16	0.97	—	1.13	—	10.19	(1.80)	0.77	0.63	0.63	1.75	228,081	40
12-31-14	11.63	0.15	0.46	0.61	0.19	0.56	—	0.75	—	11.49	5.41	0.77	0.62	0.62	1.29	242,980	33
12-31-13	10.38	0.18•	1.54	1.72	0.16	0.31	—	0.47	—	11.63	16.77	0.75	0.61	0.61	1.66	245,758	40
12-31-12	9.56	0.16•	1.04	1.20	0.12	0.26	—	0.38	—	10.38	12.74	0.71	0.62	0.62	1.63	181,218	39
Class I
12-31-16	10.42	0.25•	0.48	0.73	0.27	0.75	—	1.02	—	10.13	7.14	0.27	0.13	0.13	2.39	56,555	44
12-31-15	11.72	0.26•	(0.37)	(0.11)	0.22	0.97	—	1.19	—	10.42	(1.25)	0.27	0.13	0.13	2.29	49,275	40
12-31-14	11.84	0.22•	0.46	0.68	0.24	0.56	—	0.80	—	11.72	5.95	0.27	0.12	0.12	1.89	46,808	33
12-31-13	10.54	0.24•	1.56	1.80	0.19	0.31	—	0.50	—	11.84	17.38	0.25	0.11	0.11	2.13	33,098	40
12-31-12	9.69	0.24•	1.02	1.26	0.15	0.26	—	0.41	—	10.54	13.26	0.21	0.12	0.12	2.32	29,471	39
Class S
12-31-16	10.31	0.21•	0.48	0.69	0.23	0.75	—	0.98	—	10.02	6.85	0.52	0.38	0.38	2.07	150,126	44
12-31-15	11.61	0.23	(0.36)	(0.13)	0.20	0.97	—	1.17	—	10.31	(1.50)	0.52	0.38	0.38	1.99	166,420	40
12-31-14	11.74	0.18	0.47	0.65	0.22	0.56	—	0.78	—	11.61	5.67	0.52	0.37	0.37	1.55	186,666	33
12-31-13	10.47	0.21•	1.54	1.75	0.17	0.31	—	0.48	—	11.74	17.00	0.50	0.36	0.36	1.88	174,380	40
12-31-12	9.62	0.19•	1.05	1.24	0.13	0.26	—	0.39	—	10.47	13.12	0.46	0.37	0.37	1.84	138,176	39
See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class S2
12-31-16	10.16	0.20•	0.47	0.67	0.22	0.75	—	0.97	—	9.86	6.72	0.70	0.53	0.53	2.04	34,034	44
12-31-15	11.44	0.20•	(0.35)	(0.15)	0.16	0.97	—	1.13	—	10.16	(1.63)	0.77	0.53	0.53	1.83	34,934	40
12-31-14	11.58	0.16•	0.46	0.62	0.20	0.56	—	0.76	—	11.44	5.52	0.77	0.52	0.52	1.36	42,853	33
12-31-13	10.34	0.20•	1.52	1.72	0.17	0.31	—	0.48	—	11.58	16.87	0.75	0.51	0.51	1.80	48,649	40
12-31-12	9.53	0.18•	1.03	1.21	0.14	0.26	—	0.40	—	10.34	12.88	0.71	0.52	0.52	1.77	32,743	39
Class Z
12-31-16	10.43	0.32•	0.43	0.75	0.27	0.75	—	1.02	—	10.16	7.33	0.27	0.00	0.00	3.13	118,855	44
05-01-15(5) - 12-31-15	12.17	0.41•	(0.96)	(0.55)	0.22	0.97	—	1.19	—	10.43	(4.81)	0.28	0.00	0.00	5.95	2,310	40
Voya Index Solution 2030 Portfolio
Class ADV
12-31-16	12.39	0.27•	0.58	0.85	0.01	0.01	—	0.02	—	13.22	6.84	0.83	0.63	0.63	2.13	10,732	64
12-31-15	12.70	0.48•	(0.53)	(0.05)	0.07	0.19	—	0.26	—	12.39	(0.48)	3.36	0.63	0.63	3.93	2,598	136
12-31-14	13.19	0.14	0.50	0.64	0.22	0.91	—	1.13	—	12.70	5.00	65.69	0.63	0.63	1.10	4	32
12-31-13	11.85	0.19•	1.95	2.14	0.27	0.55	—	0.82	0.02	13.19	18.71(b)	87.48	0.61	0.61	1.48	4	41
12-31-12	11.00	0.20	1.33	1.53	0.01	0.67	—	0.68	—	11.85	13.99	43.07	0.62	0.62	1.74	4	51
Class I
12-31-16	12.60	0.31•	0.61	0.92	0.01	0.01	—	0.02	—	13.50	7.31	0.33	0.13	0.13	2.36	2,173	64
12-31-15	12.79	0.99•	(0.99)	0.00*	—	0.19	—	0.19	—	12.60	(0.03)	2.86	0.13	0.13	8.08	779	136
12-31-14	13.28	0.20	0.51	0.71	0.29	0.91	—	1.20	—	12.79	5.52	65.19	0.13	0.13	1.61	4	32
12-31-13	11.91	0.25•	1.97	2.22	0.32	0.55	—	0.87	0.02	13.28	19.32(b)	86.98	0.11	0.11	1.97	4	41
12-31-12	11.01	0.26•	1.33	1.59	0.02	0.67	—	0.69	—	11.91	14.55	42.57	0.12	0.12	2.23	4	51
Class S
12-31-16	12.57	0.37•	0.52	0.89	0.01	0.01	—	0.02	—	13.44	7.08	0.58	0.38	0.38	2.83	6,607	64
12-31-15	12.79	0.43•	(0.46)	(0.03)	—	0.19	—	0.19	—	12.57	(0.27)	3.11	0.38	0.38	3.45	521	136
12-31-14	13.27	0.17	0.52	0.69	0.26	0.91	—	1.17	—	12.79	5.32	65.44	0.38	0.38	1.35	4	32
12-31-13	11.87	0.22	1.94	2.16	0.23	0.55	—	0.78	0.02	13.27	18.78(b)	87.23	0.36	0.36	1.73	4	41
12-31-12	11.00	0.23	1.32	1.55	0.01	0.67	—	0.68	—	11.87	14.22	42.82	0.37	0.37	2.00	4	51
Class S2
12-31-16	12.45	0.33•	0.53	0.86	0.01	0.01	—	0.02	—	13.29	6.92	0.76	0.53	0.53	2.54	1,735	64
12-31-15	12.71	0.48•	(0.55)	(0.07)	—	0.19	—	0.19	—	12.45	(0.58)	3.36	0.53	0.53	3.87	47	136
12-31-14	13.21	0.15	0.49	0.64	0.23	0.91	—	1.14	—	12.71	5.00	65.69	0.53	0.53	1.20	4	32
12-31-13	11.87	0.20	1.95	2.15	0.28	0.55	—	0.83	0.02	13.21	18.79(b)	87.48	0.51	0.51	1.58	4	41
12-31-12	11.00	0.23	1.32	1.55	0.01	0.67	—	0.68	—	11.87	14.20	43.07	0.52	0.52	1.97	4	51
Class Z
12-31-16	12.59	0.46•	0.48	0.94	0.01	0.01	—	0.02	—	13.51	7.48	0.33	0.00	0.00	3.53	72,347	64
05-01-15(5) - 12-31-15	13.34	0.36•	(0.92)	(0.56)	—	0.19	—	0.19	—	12.59	(4.23)	2.82	0.00	0.00	4.30	1,196	136
See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio
Class ADV
12-31-16	10.34	0.19	0.57	0.76	0.19	0.93	—	1.12	—	9.98	7.63	0.76	0.63	0.63	1.86	203,566	41
12-31-15	11.86	0.18	(0.35)	(0.17)	0.15	1.20	—	1.35	—	10.34	(1.91)	0.77	0.64	0.64	1.62	199,097	38
12-31-14	12.01	0.13	0.53	0.66	0.17	0.64	—	0.81	—	11.86	5.65	0.76	0.63	0.63	1.12	213,542	44
12-31-13	10.25	0.17•	2.01	2.18	0.12	0.30	—	0.42	—	12.01	21.67	0.75	0.62	0.62	1.51	208,246	45
12-31-12	9.30	0.15•	1.21	1.36	0.09	0.32	—	0.41	—	10.25	14.87	0.71	0.62	0.62	1.47	150,358	34
Class I
12-31-16	10.58	0.25•	0.58	0.83	0.25	0.93	—	1.18	—	10.23	8.12	0.26	0.13	0.13	2.40	47,484	41
12-31-15	12.11	0.25•	(0.37)	(0.12)	0.21	1.20	—	1.41	—	10.58	(1.47)	0.27	0.14	0.14	2.18	37,272	38
12-31-14	12.24	0.21•	0.53	0.74	0.23	0.64	—	0.87	—	12.11	6.16	0.26	0.13	0.13	1.73	34,038	44
12-31-13	10.42	0.23•	2.05	2.28	0.16	0.30	—	0.46	—	12.24	22.29	0.25	0.12	0.12	1.99	20,257	45
12-31-12	9.43	0.21•	1.23	1.44	0.13	0.32	—	0.45	—	10.42	15.49	0.21	0.12	0.12	2.05	18,530	34
Class S
12-31-16	10.47	0.21•	0.58	0.79	0.22	0.93	—	1.15	—	10.11	7.77	0.51	0.38	0.38	2.06	118,463	41
12-31-15	11.99	0.22	(0.36)	(0.14)	0.18	1.20	—	1.38	—	10.47	(1.63)	0.52	0.39	0.39	1.87	129,764	38
12-31-14	12.13	0.16	0.54	0.70	0.20	0.64	—	0.84	—	11.99	5.90	0.51	0.38	0.38	1.38	145,942	44
12-31-13	10.34	0.20•	2.03	2.23	0.14	0.30	—	0.44	—	12.13	21.97	0.50	0.37	0.37	1.76	133,001	45
12-31-12	9.37	0.17•	1.23	1.40	0.11	0.32	—	0.43	—	10.34	15.15	0.46	0.37	0.37	1.69	93,319	34
Class S2
12-31-16	10.33	0.20	0.56	0.76	0.20	0.93	—	1.13	—	9.96	7.65	0.69	0.53	0.53	2.01	32,558	41
12-31-15	11.83	0.19•	(0.34)	(0.15)	0.15	1.20	—	1.35	—	10.33	(1.78)	0.77	0.54	0.54	1.71	31,067	38
12-31-14	11.98	0.14•	0.54	0.68	0.19	0.64	—	0.83	—	11.83	5.77	0.76	0.53	0.53	1.17	40,100	44
12-31-13	10.23	0.18•	2.01	2.19	0.14	0.30	—	0.44	—	11.98	21.74	0.75	0.52	0.52	1.66	44,066	45
12-31-12	9.29	0.16•	1.22	1.38	0.12	0.32	—	0.44	—	10.23	15.04	0.71	0.52	0.52	1.63	28,712	34
Class Z
12-31-16	10.61	0.34•	0.50	0.84	0.25	0.93	—	1.18	—	10.27	8.21	0.26	0.00	0.00	3.31	101,022	41
05-01-15(5) - 12-31-15	12.66	0.43•	(1.07)	(0.64)	0.21	1.20	—	1.41	—	10.61	(5.49)	0.28	0.00	0.00	6.12	2,456	38
Voya Index Solution 2040 Portfolio
Class ADV
12-31-16	12.62	0.29•	0.68	0.97	0.01	0.01	—	0.02	—	13.57	7.67	0.90	0.62	0.62	2.27	5,222	52
12-31-15	13.60	0.52•	(0.73)	(0.21)	0.13	0.64	—	0.77	—	12.62	(1.78)	5.76	0.63	0.63	4.17	1,252	106
12-31-14	13.98	0.14•	0.64	0.78	0.20	0.96	—	1.16	—	13.60	5.73	61.99	0.63	0.63	0.98	5	32
12-31-13	12.06	0.17	2.54	2.71	0.18	0.63	—	0.81	0.02	13.98	23.19(c)	83.06	0.61	0.61	1.29	4	41
12-31-12	11.18	0.14	1.53	1.67	—	0.79	—	0.79	—	12.06	15.03	54.52	0.62	0.62	1.14	4	44
Class I
12-31-16	12.79	0.32•	0.73	1.05	0.01	0.01	—	0.02	—	13.82	8.24	0.40	0.12	0.12	2.43	659	52
12-31-15	13.71	1.29•	(1.47)	(0.18)	0.10	0.64	—	0.74	—	12.79	(1.50)	5.26	0.13	0.13	10.20	165	106
12-31-14	14.09	0.19	0.66	0.85	0.27	0.96	—	1.23	—	13.71	6.21	61.49	0.13	0.13	1.42	5	32
12-31-13	12.13	0.24•	2.57	2.81	0.24	0.63	—	0.87	0.02	14.09	23.90(c)	82.56	0.11	0.11	1.79	4	41
12-31-12	11.19	0.20	1.54	1.74	0.01	0.79	—	0.80	—	12.13	15.63	54.02	0.12	0.12	1.64	4	44
See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2040 Portfolio (continued)
Class S
12-31-16	12.83	0.38•	0.63	1.01	0.01	0.01	—	0.02	—	13.82	7.89	0.65	0.37	0.37	2.85	5,044	52
12-31-15	13.72	0.51•	(0.71)	(0.20)	0.05	0.64	—	0.69	—	12.83	(1.65)	5.51	0.38	0.38	3.95	401	106
12-31-14	14.09	0.16	0.66	0.82	0.23	0.96	—	1.19	—	13.72	6.03	61.74	0.38	0.38	1.16	4	32
12-31-13	12.08	0.20•	2.56	2.76	0.14	0.63	—	0.77	0.02	14.09	23.53(c)	82.81	0.36	0.36	1.54	4	41
12-31-12	11.18	0.17	1.52	1.69	0.00*	0.79	—	0.79	—	12.08	15.23	54.27	0.37	0.37	1.39	4	44
Class S2
12-31-16	12.70	0.34•	0.65	0.99	0.01	0.01	—	0.02	—	13.67	7.82	0.83	0.52	0.52	2.60	651	52
12-31-15	13.62	0.38•	(0.61)	(0.23)	0.05	0.64	—	0.69	—	12.70	(1.88)	5.76	0.53	0.53	2.84	14	106
12-31-14	14.00	0.13	0.66	0.79	0.21	0.96	—	1.17	—	13.62	5.80	61.99	0.53	0.53	1.01	4	32
12-31-13	12.07	0.18	2.55	2.73	0.19	0.63	—	0.82	0.02	14.00	23.36(c)	83.06	0.51	0.51	1.38	4	41
12-31-12	11.18	0.15	1.53	1.68	0.00*	0.79	—	0.79	—	12.07	15.13	54.52	0.52	0.52	1.24	4	44
Class Z
12-31-16	12.80	0.47•	0.61	1.08	0.02	0.01	—	0.03	—	13.85	8.40	0.40	0.00	0.00	3.51	48,146	52
05-01-15(5) - 12-31-15	14.34	0.57•	(1.37)	(0.80)	0.10	0.64	—	0.74	—	12.80	(5.75)	5.12	0.00	0.00	6.74	1,086	106
Voya Index Solution 2045 Portfolio
Class ADV
12-31-16	10.55	0.17	0.61	0.78	0.17	0.94	—	1.11	—	10.22	7.67	0.76	0.64	0.64	1.70	139,777	41
12-31-15	12.16	0.16	(0.34)	(0.18)	0.12	1.31	—	1.43	—	10.55	(2.05)	0.76	0.64	0.64	1.44	133,884	36
12-31-14	12.25	0.10•	0.59	0.69	0.14	0.64	—	0.78	—	12.16	5.80	0.75	0.63	0.63	0.83	138,235	44
12-31-13	10.26	0.14•	2.26	2.40	0.10	0.31	—	0.41	—	12.25	23.74	0.75	0.61	0.61	1.27	128,133	48
12-31-12	9.18	0.12•	1.30	1.42	0.08	0.26	—	0.34	—	10.26	15.64	0.71	0.62	0.62	1.22	86,051	28
Class I
12-31-16	10.84	0.24•	0.63	0.87	0.23	0.94	—	1.17	—	10.54	8.29	0.26	0.14	0.14	2.24	35,877	41
12-31-15	12.46	0.25•	(0.38)	(0.13)	0.18	1.31	—	1.49	—	10.84	(1.61)	0.26	0.14	0.14	2.09	27,900	36
12-31-14	12.52	0.18•	0.59	0.77	0.19	0.64	—	0.83	—	12.46	6.32	0.25	0.13	0.13	1.42	19,837	44
12-31-13	10.46	0.20•	2.31	2.51	0.14	0.31	—	0.45	—	12.52	24.34	0.25	0.11	0.11	1.74	11,306	48
12-31-12	9.34	0.17•	1.33	1.50	0.12	0.26	—	0.38	—	10.46	16.19	0.21	0.12	0.12	1.73	14,728	28
Class S
12-31-16	10.70	0.21	0.62	0.83	0.19	0.94	—	1.13	—	10.40	8.05	0.51	0.39	0.39	1.91	76,656	41
12-31-15	12.32	0.20	(0.36)	(0.16)	0.15	1.31	—	1.46	—	10.70	(1.86)	0.51	0.39	0.39	1.66	80,586	36
12-31-14	12.40	0.13	0.60	0.73	0.17	0.64	—	0.81	—	12.32	6.01	0.50	0.38	0.38	1.07	90,710	44
12-31-13	10.37	0.18•	2.28	2.46	0.12	0.31	—	0.43	—	12.40	24.07	0.50	0.36	0.36	1.53	83,716	48
12-31-12	9.27	0.14•	1.32	1.46	0.10	0.26	—	0.36	—	10.37	15.88	0.46	0.37	0.37	1.42	54,383	28
Class S2
12-31-16	10.56	0.20•	0.60	0.80	0.18	0.94	—	1.12	—	10.24	7.88	0.69	0.54	0.54	1.93	18,507	41
12-31-15	12.16	0.18•	(0.35)	(0.17)	0.12	1.31	—	1.43	—	10.56	(1.99)	0.76	0.54	0.54	1.54	16,368	36
12-31-14	12.24	0.11	0.60	0.71	0.15	0.64	—	0.79	—	12.16	5.95	0.75	0.53	0.53	0.90	20,479	44
12-31-13	10.25	0.16•	2.25	2.41	0.11	0.31	—	0.42	—	12.24	23.86	0.75	0.51	0.51	1.41	20,484	48
12-31-12	9.19	0.13•	1.29	1.42	0.10	0.26	—	0.36	—	10.25	15.65	0.71	0.52	0.52	1.33	13,683	28
See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2045 Portfolio (continued)
Class Z
12-31-16	10.85	0.34•	0.55	0.89	0.23	0.94	—	1.17	—	10.57	8.47	0.26	0.00	0.00	3.21	58,923	41
05-01-15(5) - 12-31-15	13.09	0.59•	(1.34)	(0.75)	0.18	1.31	—	1.49	—	10.85	(6.26)	0.32	0.00	0.00	8.27	544	36
Voya Index Solution 2050 Portfolio
Class ADV
12-31-16	12.69	0.27•	0.73	1.00	0.01	0.03	—	0.04	—	13.65	7.94	1.03	0.64	0.64	2.05	3,296	49
12-31-15	13.68	0.44•	(0.68)	(0.24)	0.04	0.71	—	0.75	—	12.69	(1.97)	7.70	0.64	0.64	3.52	666	195
12-31-14	14.03	0.10	0.68	0.78	0.19	0.94	—	1.13	—	13.68	5.64	62.26	0.64	0.64	0.77	4	32
12-31-13	11.95	0.16	2.59	2.75	0.17	0.52	—	0.69	0.02	14.03	23.69(d)	83.28	0.62	0.62	1.20	4	39
12-31-12	11.18	0.14	1.55	1.69	—	0.92	—	0.92	—	11.95	15.24	42.58	0.62	0.62	1.14	4	43
Class I
12-31-16	12.80	0.33•	0.76	1.09	0.02	0.03	—	0.05	—	13.84	8.52	0.53	0.14	0.14	2.52	950	49
12-31-15	13.79	0.44•	(0.61)	(0.17)	0.11	0.71	—	0.82	—	12.80	(1.45)	7.20	0.14	0.14	3.47	295	195
12-31-14	14.14	0.18	0.67	0.85	0.26	0.94	—	1.20	—	13.79	6.12	61.76	0.14	0.14	1.29	5	32
12-31-13	12.02	0.22•	2.63	2.85	0.23	0.52	—	0.75	0.02	14.14	24.41(d)	82.78	0.12	0.12	1.70	4	39
12-31-12	11.19	0.20	1.56	1.76	0.01	0.92	—	0.93	—	12.02	15.83	42.08	0.12	0.12	1.65	4	43
Class S
12-31-16	12.83	0.37•	0.68	1.05	0.02	0.03	—	0.05	—	13.83	8.20	0.78	0.39	0.39	2.76	3,987	49
12-31-15	13.80	0.55•	(0.74)	(0.19)	0.07	0.71	—	0.78	—	12.83	(1.60)	7.45	0.39	0.39	4.31	254	195
12-31-14	14.14	0.14	0.68	0.82	0.22	0.94	—	1.16	—	13.80	5.93	62.01	0.39	0.39	1.04	5	32
12-31-13	11.97	0.19•	2.61	2.80	0.13	0.52	—	0.65	0.02	14.14	24.03(d)	83.03	0.37	0.37	1.44	4	39
12-31-12	11.19	0.16	1.54	1.70	0.00*	0.92	—	0.92	—	11.97	15.33	42.33	0.37	0.37	1.35	4	43
Class S2
12-31-16	12.71	0.35•	0.67	1.02	0.02	0.03	—	0.05	—	13.68	8.04	0.96	0.54	0.54	2.66	766	49
12-31-15	13.70	0.32•	(0.54)	(0.22)	0.06	0.71	—	0.77	—	12.71	(1.83)	7.70	0.54	0.54	2.43	14	195
12-31-14	14.05	0.12	0.67	0.79	0.20	0.94	—	1.14	—	13.70	5.71	62.26	0.54	0.54	0.88	4	32
12-31-13	11.97	0.17	2.59	2.76	0.18	0.52	—	0.70	0.02	14.05	23.76(d)	83.28	0.52	0.52	1.30	4	39
12-31-12	11.19	0.15	1.55	1.70	0.00*	0.92	—	0.92	—	11.97	15.33	42.58	0.52	0.52	1.28	4	43
Class Z
12-31-16	12.80	0.49•	0.61	1.10	0.02	0.03	—	0.05	—	13.85	8.62	0.53	0.00	0.00	3.63	21,080	49
05-01-15(5) - 12-31-15	14.46	0.61•	(1.45)	(0.84)	0.11	0.71	—	0.82	—	12.80	(6.02)	7.05	0.00	0.00	7.16	576	195
Voya Index Solution 2055 Portfolio
Class ADV
12-31-16	13.12	0.22•	0.75	0.97	0.18	0.90	—	1.08	—	13.01	7.61	0.78	0.64	0.64	1.68	43,002	42
12-31-15	14.69	0.20•	(0.45)	(0.25)	0.12	1.20	—	1.32	—	13.12	(2.15)	0.78	0.65	0.65	1.42	37,162	39
12-31-14	14.57	0.13•	0.74	0.87	0.14	0.61	—	0.75	—	14.69	6.08	0.78	0.63	0.63	0.88	31,811	44
12-31-13	12.06	0.17•	2.67	2.84	0.10	0.23	—	0.33	—	14.57	23.83	0.80	0.61	0.61	1.31	24,873	50
12-31-12	10.57	0.15•	1.48	1.63	0.03	0.11	—	0.14	—	12.06	15.52	0.74	0.62	0.62	1.29	13,319	28
See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class I
12-31-16	13.38	0.30•	0.75	1.05	0.24	0.90	—	1.14	—	13.29	8.10	0.28	0.14	0.14	2.24	10,595	42
12-31-15	14.94	0.32•	(0.50)	(0.18)	0.18	1.20	—	1.38	—	13.38	(1.66)	0.28	0.15	0.15	2.23	8,113	39
12-31-14	14.78	0.22•	0.74	0.96	0.19	0.61	—	0.80	—	14.94	6.61	0.28	0.13	0.13	1.44	3,974	44
12-31-13	12.21	0.26•	2.67	2.93	0.13	0.23	—	0.36	—	14.78	24.32	0.30	0.11	0.11	1.89	1,782	50
12-31-12	10.66	0.21•	1.50	1.71	0.05	0.11	—	0.16	—	12.21	16.18	0.24	0.12	0.12	1.80	1,750	28
Class S
12-31-16	13.25	0.25•	0.76	1.01	0.20	0.90	—	1.10	—	13.16	7.89	0.53	0.39	0.39	1.92	23,832	42
12-31-15	14.82	0.21	(0.43)	(0.22)	0.15	1.20	—	1.35	—	13.25	(1.93)	0.53	0.40	0.40	1.55	20,530	39
12-31-14	14.68	0.16•	0.76	0.92	0.17	0.61	—	0.78	—	14.82	6.35	0.53	0.38	0.38	1.09	20,758	44
12-31-13	12.13	0.21•	2.68	2.89	0.11	0.23	—	0.34	—	14.68	24.15	0.55	0.36	0.36	1.57	15,267	50
12-31-12	10.61	0.17•	1.50	1.67	0.04	0.11	—	0.15	—	12.13	15.89	0.49	0.37	0.37	1.48	8,886	28
Class S2
12-31-16	13.17	0.24•	0.74	0.98	0.19	0.90	—	1.09	—	13.06	7.71	0.71	0.54	0.54	1.87	6,752	42
12-31-15	14.72	0.21•	(0.45)	(0.24)	0.11	1.20	—	1.31	—	13.17	(2.04)	0.78	0.55	0.55	1.50	5,816	39
12-31-14	14.59	0.13•	0.75	0.88	0.14	0.61	—	0.75	—	14.72	6.15	0.78	0.53	0.53	0.89	5,363	44
12-31-13	12.07	0.18•	2.67	2.85	0.10	0.23	—	0.33	—	14.59	23.92	0.80	0.51	0.51	1.36	5,212	50
12-31-12	10.58	0.17•	1.48	1.65	0.05	0.11	—	0.16	—	12.07	15.69	0.74	0.52	0.52	1.44	3,663	28
Class Z
12-31-16	13.40	0.40•	0.67	1.07	0.24	0.90	—	1.14	—	13.33	8.24	0.28	0.00	0.00	3.06	17,543	42
05-01-15(5) - 12-31-15	15.69	0.28•	(1.19)	(0.91)	0.18	1.20	—	1.38	—	13.40	(6.22)	0.30	0.00	0.00	3.14	446	39
Voya Index Solution 2060 Portfolio
Class ADV
12-31-16	9.77	0.21•	0.56	0.77	0.02	0.04	—	0.06	—	10.48	7.87	1.91	0.64	0.64	2.06	1,690	63
02-09-15(5) - 12-31-15	10.00	0.20•	(0.43)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.65	0.65	2.29	87	208
Class I
12-31-16	9.82	0.26•	0.54	0.80	0.01	0.04	—	0.05	—	10.57	8.24	1.41	0.14	0.14	2.52	146	63
02-09-15(5) - 12-31-15	10.00	0.51•	(0.69)	(0.18)	—	—	—	—	—	9.82	(1.80)	36.01	0.15	0.15	5.86	32	208
Class S
12-31-16	9.79	0.25•	0.54	0.79	0.02	0.04	—	0.06	—	10.52	8.06	1.66	0.39	0.39	2.46	863	63
02-09-15(5) - 12-31-15	10.00	0.58•	(0.79)	(0.21)	—	—	—	—	—	9.79	(2.10)	36.26	0.40	0.40	6.61	131	208
Class S2
12-31-16	9.77	0.26•	0.51	0.77	—	0.04	—	0.04	—	10.50	7.92	1.84	0.54	0.54	2.61	139	63
02-09-15(5) - 12-31-15	10.00	0.06•	(0.29)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.55	0.55	0.73	4	208
Class Z
12-31-16	9.82	0.50•	0.34	0.84	0.02	0.04	—	0.06	—	10.60	8.58	1.41	0.00	0.00	4.95	3,068	63
05-01-15(5) - 12-31-15	10.46	0.03•	(0.67)	(0.64)	—	—	—	—	—	9.82	(6.12)	35.54	0.00	0.00	0.52	143	208
See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2020 Portfolio $22 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 13.41%, 13.88%, 13.50%, and 13.50% on Classes ADV, I, S, and S2, respectively.

(b)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2030 Portfolio $24 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 18.53%, 19.14%, 18.60%, and 18.62% on Classes ADV, I, S, and S2, respectively.

(c)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2040 Portfolio $30 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 23.01%, 23.72%, 23.35%, and 23.18% on Classes ADV, I, S, and S2, respectively.

(d)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2050 Portfolio $31 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 23.51%, 24.22%, 23.85%, and 23.58% on Classes ADV, I, S, and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
42

Notes to Financial Statements as of December 31, 2016

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The series of the Company serve as investment options in underlying variable annuity contracts and variable life insurance policies offered by Directed Services LLC. The Company currently consists of thirty-eight active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2020 Portfolio (“Index Solution 2020”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”) and Voya Index Solution 2060 Portfolio (“Index Solution 2060”), each a diversified series of the Company.
Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055 and Index Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges,

43

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has

44

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a

45

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

46

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, certain Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Certain Portfolios also purchased futures contracts on U.S. Treasury Notes and sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2016, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no open futures contracts for any Portfolio at December 31, 2016.
	Purchased	Sold
Index Solution Income	$3,783,741	$3,718,658
Index Solution 2020	—	614,500
Index Solution 2025	6,440,637	5,776,792
Index Solution 2030	—	409,667
	Purchased	Sold
Index Solution 2035	$4,809,717	$5,327,724
Index Solution 2040	—	204,833
Index Solution 2045	3,909,375	3,459,518
Index Solution 2050	—	102,417
Index Solution 2055	1,123,920	1,178,481
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Index Solution Income	$187,823,096	$171,580,322
Index Solution 2020	124,529,946	32,067,600
Index Solution 2025	307,955,702	225,267,175
Index Solution 2030	108,575,733	21,997,965
Index Solution 2035	253,991,331	175,898,590
Index Solution 2040	66,054,630	10,894,615
Index Solution 2045	168,240,859	115,270,149
Index Solution 2050	32,763,047	5,342,594
Index Solution 2055	59,676,005	35,309,641
Index Solution 2060	6,953,250	1,618,722
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40%

47

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV and S2 of the Portfolios have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and effective May 1, 2016, each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of the Portfolios was an annual rate of 0.15%.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	44.72%
	Index Solution 2020	9.54
	Index Solution 2025	18.97
	Index Solution 2030	7.93
	Index Solution 2035	15.40
	Index Solution 2045	12.26
	Index Solution 2055	9.09
Voya Retirement Insurance and Annuity Company	Index Solution Income	55.24
	Index Solution 2020	90.46
	Index Solution 2025	80.90
	Index Solution 2030	92.07
	Index Solution 2035	84.55
	Index Solution 2040	97.11
	Index Solution 2045	87.74
	Index Solution 2050	95.98
	Index Solution 2055	90.91
	Index Solution 2060	96.87

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes,

48

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

investment-related costs, leverage expenses, and extraordinary expenses to the levels listed in the table below.
Portfolio	Class ADV(1)	Class I(1)	Class S(1)	Class S2(1)	Class Z(2)(3)
Index Solution Income	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2020	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2025	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2030	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2035	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2040	1.00%	0.50%	0.75%	0.90%	0.00%
Index Solution 2045	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2050	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2055	1.01%	0.51%	0.76%	0.91%	0.00%
Index Solution 2060	1.01%	0.51%	0.76%	0.91%	0.00%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the direct expense limits are 0.00% for all Portfolios. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
The operating expense limits shown apply only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests.

The Investment Adviser may at a later date recoup from a Portfolio, except for Class Z, for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2017	2018	2019	Total
Index Solution Income	$283,370	$374,853	$596,379	$1,254,602
Index Solution 2020	13,317	23,703	108,524	145,544
Index Solution 2025	759,707	713,698	755,947	2,229,352
Index Solution 2030	13,352	22,957	91,865	128,174
Index Solution 2035	552,136	538,481	618,630	1,709,247
Index Solution 2040	13,502	22,307	72,789	108,598
Index Solution 2045	314,407	321,987	369,798	1,006,192
Index Solution 2050	13,467	21,910	48,669	84,046
Index Solution 2055	80,383	91,837	125,455	297,675
Index Solution 2060	—	26,627	26,900	53,527
The Expense Limitation Agreement is contractual through May 1, 2018 (except for Index Solution 2060, which is through May 1, 2017) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2016.
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution 2025	2	$903,000	1.38%
Index Solution 2035	2	1,149,000	1.38
Index Solution 2045	2	729,000	1.38

49

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2016	1,757,497	—	371,692	(3,908,445)	(1,779,256)	17,037,732	—	3,631,432	(37,893,146)	(17,223,982)
12/31/2015	1,343,831	10,951,625	297,898	(2,083,879)	10,509,475	13,444,759	106,767,778	2,910,466	(20,716,015)	102,406,988
Class I
12/31/2016	411,277	—	100,188	(704,445)	(192,980)	4,109,474	—	1,001,877	(7,033,363)	(1,922,012)
12/31/2015	421,734	2,669,648	49,225	(450,785)	2,689,822	4,260,951	26,589,402	491,261	(4,459,722)	26,881,892
Class S
12/31/2016	692,560	—	560,841	(4,173,828)	(2,920,427)	6,821,948	—	5,557,940	(40,942,521)	(28,562,633)
12/31/2015	610,317	10,746,585	983,529	(3,365,521)	8,974,910	6,142,945	106,152,600	9,736,935	(33,612,981)	88,419,499
Class S2
12/31/2016	302,117	—	39,994	(476,597)	(134,486)	2,910,178	—	388,739	(4,588,398)	(1,289,481)
12/31/2015	110,560	1,274,307	28,268	(288,516)	1,124,619	1,092,463	12,355,591	274,769	(2,906,358)	10,816,465
Class T(2)
12/31/2016	—	—	—	(625)	(625)	—	—	—	(6,185)	(6,185)
12/31/2015	—	303	—	—*	303	—	2,976	—	—	2,976
Class Z
12/31/2016	7,750,816	—	83,732	(910,013)	6,924,535	77,500,077	—	839,827	(9,086,623)	69,253,281
5/1/2015(1) - 12/31/2015	190,009	—	30	(23,061)	166,978	1,873,621	—	297	(224,641)	1,649,277
Index Solution 2020
Class ADV
12/31/2016	1,054,518	—	1,682	(336,704)	719,496	12,205,040	—	20,075	(3,964,761)	8,260,354
12/31/2015	418,271	—	30	(4,950)	413,351	4,779,768	—	344	(56,611)	4,723,501
Class I
12/31/2016	280,008	—	358	(18,891)	261,475	3,363,327	—	4,353	(220,531)	3,147,149
12/31/2015	32,278	—	—*	(5,644)	26,634	369,062	—	1	(66,188)	302,875
Class S
12/31/2016	752,349	—	609	(127,208)	625,750	9,012,238	—	7,399	(1,525,863)	7,493,774
12/31/2015	102,494	—	—*	(9,024)	93,470	1,190,661	—	—*	(105,325)	1,085,336
Class S2
12/31/2016	287,919	—	165	(46,919)	241,165	3,412,223	—	1,997	(532,075)	2,882,145
12/31/2015	35,668	—	—*	(4,121)	31,547	416,642	—	—*	(47,695)	368,947
Class T(2)
12/31/2016	—	—	—	(324)	(324)	—	—	—	(3,016)	(3,016)
12/31/2015	—	—	—*	—	—*	3	—	—*	—	3
Class Z
12/31/2016	6,273,312	—	4,385	(491,288)	5,786,409	75,668,130	—	53,453	(5,961,284)	69,760,299
5/1/2015(1) - 12/31/2015	180,141	—	51	(4,754)	175,438	2,098,180	—	603	(55,508)	2,043,275
Index Solution 2025
Class ADV
12/31/2016	3,154,325	—	2,110,559	(4,568,562)	696,322	31,493,273	—	20,620,164	(45,898,182)	6,215,255
12/31/2015	2,925,766	—	2,238,320	(3,934,257)	1,229,829	32,697,172	—	23,681,428	(43,355,227)	13,023,373
Class I
12/31/2016	953,157	—	519,524	(618,362)	854,319	9,785,563	—	5,184,848	(6,320,110)	8,650,301
12/31/2015	1,223,807	—	508,755	(996,076)	736,486	13,996,775	—	5,489,468	(10,660,151)	8,826,092
Class S
12/31/2016	1,759,298	—	1,361,663	(4,282,561)	(1,161,600)	17,733,882	—	13,466,850	(43,421,336)	(12,220,604)
12/31/2015	2,475,618	—	1,816,551	(4,223,848)	68,321	28,299,354	—	19,418,927	(45,861,924)	1,856,357
Class S2
12/31/2016	464,377	—	304,868	(755,404)	13,841	4,620,137	—	2,966,360	(7,633,634)	(47,137)
12/31/2015	425,446	—	329,593	(1,061,017)	(305,978)	4,660,744	—	3,473,910	(12,060,973)	(3,926,319)
Class T(2)
12/31/2016	—	—	—	(319)	(319)	—	—	—	(3,002)	(3,002)
12/31/2015	—	—	—	—	—	—	—	—	—	—
50

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2025 (continued)
Class Z
12/31/2016	11,517,559	—	495,023	(530,329)	11,482,253	118,021,712	—	4,950,232	(5,398,757)	117,573,187
5/1/2015(1) - 12/31/2015	239,522	—	48	(18,079)	221,491	2,514,264	—	522	(190,849)	2,323,937
Index Solution 2030
Class ADV
12/31/2016	765,208	—	702	(163,945)	601,965	9,736,426	—	9,124	(2,072,010)	7,673,540
12/31/2015	227,492	—	115	(18,266)	209,341	2,843,605	—	1,462	(226,871)	2,618,196
Class I
12/31/2016	166,654	—	303	(67,898)	99,059	2,138,175	—	4,012	(902,410)	1,239,777
12/31/2015	62,097	—	—*	(541)	61,556	783,259	—	—*	(6,817)	776,442
Class S
12/31/2016	563,415	—	319	(113,604)	450,130	7,371,588	—	4,205	(1,491,566)	5,884,227
12/31/2015	58,036	—	—*	(16,932)	41,104	735,399	—	—*	(214,270)	521,129
Class S2
12/31/2016	147,444	—	125	(20,760)	126,809	1,882,849	—	1,631	(263,990)	1,620,490
12/31/2015	3,853	—	—*	(426)	3,427	48,461	—	—*	(5,317)	43,144
Class T(2)
12/31/2016	—	—	—	(328)	(328)	—	—	—	(3,015)	(3,015)
12/31/2015	—	—	—*	—	—*	3	—	—*	(1)	2
Class Z
12/31/2016	5,419,901	—	2,816	(161,825)	5,260,892	71,494,654	—	37,313	(2,141,572)	69,390,395
5/1/2015(1)- 12/31/2015	118,696	—	22	(23,735)	94,983	1,508,488	—	287	(302,767)	1,206,008
Index Solution 2035
Class ADV
12/31/2016	2,979,966	—	2,139,450	(3,962,090)	1,157,326	29,828,035	—	20,859,643	(39,867,145)	10,820,533
12/31/2015	2,166,518	—	2,232,892	(3,152,755)	1,246,655	25,011,219	—	24,137,564	(35,451,057)	13,697,726
Class I
12/31/2016	927,921	—	470,087	(278,167)	1,119,841	9,590,177	—	4,691,464	(2,854,854)	11,426,787
12/31/2015	1,188,894	—	429,617	(908,306)	710,205	14,069,611	—	4,742,973	(9,984,964)	8,827,620
Class S
12/31/2016	1,603,662	—	1,262,226	(3,547,916)	(682,028)	16,320,237	—	12,458,169	(36,082,453)	(7,304,047)
12/31/2015	2,164,681	—	1,587,740	(3,526,780)	225,641	25,342,780	—	17,353,998	(39,171,851)	3,524,927
Class S2
12/31/2016	536,606	—	336,554	(612,158)	261,002	5,358,701	—	3,274,673	(6,145,494)	2,487,880
12/31/2015	386,767	—	337,442	(1,105,555)	(381,346)	4,365,413	—	3,640,999	(12,933,530)	(4,927,118)
Class T(2)
12/31/2016	—	—	—	(320)	(320)	—	—	—	(3,002)	(3,002)
12/31/2015	—	—	—	—	—	—	—	—	—	—
Class Z
12/31/2016	9,322,101	—	475,386	(191,420)	9,606,067	96,033,438	—	4,758,615	(1,967,412)	98,824,641
5/1/2015(1) - 12/31/2015	233,338	—	629	(2,350)	231,617	2,515,923	—	6,956	(25,449)	2,497,430
Index Solution 2040
Class ADV
12/31/2016	370,116	—	276	(84,750)	285,642	4,769,724	—	3,655	(1,104,069)	3,669,310
12/31/2015	108,014	—	15	(9,148)	98,881	1,379,869	—	198	(115,566)	1,264,501
Class I
12/31/2016	41,205	—	68	(6,483)	34,790	536,998	—	921	(88,273)	449,646
12/31/2015	13,472	—	—*	(885)	12,587	171,135	—	1	(11,381)	159,755
Class S
12/31/2016	411,083	—	212	(77,707)	333,588	5,492,155	—	2,856	(1,015,554)	4,479,457
12/31/2015	40,416	—	—*	(9,448)	30,968	526,030	—	1	(122,735)	403,296
Class S2
12/31/2016	53,128	—	47	(6,646)	46,529	693,973	—	629	(88,396)	606,206
12/31/2015	810	—	—*	(39)	771	10,416	—	1	(490)	9,927
Class T(2)
12/31/2016	—	—	—	(327)	(327)	—	—	—	(3,014)	(3,014)
12/31/2015	—	—	—*	—	—*	—	—	1	—	1
51

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2040 (continued)
Class Z
12/31/2016	3,504,110	—	1,968	(113,852)	3,392,226	46,977,115	—	26,551	(1,527,287)	45,476,379
5/1/2015(1) - 12/31/2015	86,298	—	78	(1,502)	84,874	1,110,907	—	1,040	(19,263)	1,092,684
Index Solution 2045
Class ADV
12/31/2016	2,360,032	—	1,402,265	(2,784,447)	977,850	24,248,207	—	13,994,611	(28,446,613)	9,796,205
12/31/2015	1,840,874	—	1,468,178	(1,977,968)	1,331,084	21,429,285	—	16,238,051	(22,675,585)	14,991,751
Class I
12/31/2016	767,211	—	338,389	(275,321)	830,279	8,111,369	—	3,475,255	(2,909,050)	8,677,574
12/31/2015	1,215,424	—	276,723	(510,383)	981,764	14,519,501	—	3,140,806	(5,643,479)	12,016,828
Class S
12/31/2016	1,248,296	—	748,878	(2,154,611)	(157,437)	13,009,971	—	7,593,619	(22,382,822)	(1,779,232)
12/31/2015	1,531,338	—	979,519	(2,341,112)	169,745	18,249,450	—	10,980,412	(26,872,818)	2,357,044
Class S2
12/31/2016	390,585	—	177,420	(310,107)	257,898	4,045,254	—	1,772,423	(3,199,726)	2,617,951
12/31/2015	315,781	—	172,923	(622,382)	(133,678)	3,634,347	—	1,914,261	(7,454,252)	(1,905,644)
Class T(2)
12/31/2016	—	—	—	(319)	(319)	—	—	—	(3,001)	(3,001)
12/31/2015	—	—	—	—	—	—	—	—	—	—
Class Z
12/31/2016	5,322,803	—	268,068	(68,555)	5,522,316	56,547,347	—	2,761,099	(731,237)	58,577,209
5/1/2015(1) - 12/31/2015	50,832	—	31	(748)	50,115	553,429	—	358	(8,155)	545,632
Index Solution 2050
Class ADV
12/31/2016	225,991	—	544	(37,453)	189,082	2,938,579	—	7,244	(487,762)	2,458,061
12/31/2015	75,462	—	—*	(23,295)	52,167	962,895	—	1	(302,268)	660,628
Class I
12/31/2016	52,400	—	198	(7,015)	45,583	679,924	—	2,666	(92,458)	590,132
12/31/2015	26,404	—	—*	(3,674)	22,730	335,518	—	1	(47,087)	288,432
Class S
12/31/2016	317,982	—	404	(50,007)	268,379	4,259,326	—	5,451	(672,963)	3,591,814
12/31/2015	23,747	—	—*	(4,255)	19,492	306,231	—	1	(54,538)	251,694
Class S2
12/31/2016	61,739	—	98	(6,868)	54,969	805,340	—	1,305	(89,834)	716,811
12/31/2015	743	—	—*	—*	743	9,307	—	1	—	9,308
Class T(2)
12/31/2016	—	—	—	(326)	(326)	—	—	—	(3,037)	(3,037)
12/31/2015	—	—	—*	—	—*	23	—	1	—	24
Class Z
12/31/2016	1,501,501	—	1,741	(26,136)	1,477,106	20,155,127	—	23,471	(353,464)	19,825,134
5/1/2015(1) - 12/31/2015	46,905	—	85	(2,027)	44,963	603,971	—	1,140	(25,938)	579,173
Index Solution 2055
Class ADV
12/31/2016	944,610	—	250,385	(721,251)	473,744	12,194,729	—	3,179,890	(9,341,279)	6,033,340
12/31/2015	900,410	—	233,561	(467,458)	666,513	12,838,610	—	3,213,808	(6,571,970)	9,480,448
Class I
12/31/2016	307,196	—	59,581	(176,025)	190,752	4,058,952	—	771,570	(2,356,125)	2,474,397
12/31/2015	433,679	—	40,066	(133,475)	340,270	6,190,272	—	561,326	(1,802,931)	4,948,667
Class S
12/31/2016	605,714	—	136,729	(480,292)	262,151	7,892,568	—	1,754,234	(6,208,601)	3,438,201
12/31/2015	783,303	—	158,293	(793,583)	148,013	11,259,852	—	2,198,688	(11,059,282)	2,399,258
Class S2
12/31/2016	171,377	—	41,176	(137,039)	75,514	2,223,368	—	524,576	(1,772,787)	975,157
12/31/2015	155,806	—	33,052	(111,625)	77,233	2,176,589	—	456,452	(1,626,637)	1,006,404
Class T(2)
12/31/2016	—	—	—	(316)	(316)	—	—	—	(3,010)	(3,010)
12/31/2015	—	—	—*	—	—*	—	—	1	—	1
52

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2055 (continued)
Class Z
12/31/2016	1,243,694	—	53,428	(14,742)	1,282,380	16,485,784	—	693,500	(194,544)	16,984,740
5/1/2015(1) - 12/31/2015	32,196	—	1,310	(243)	33,263	461,919	—	18,367	(3,254)	477,032
Index Solution 2060
Class ADV
12/31/2016	201,121	—	553	(49,297)	152,377	1,982,420	—	5,647	(490,919)	1,497,148
2/9/2015(1) - 12/31/2015	21,787	—	—	(12,921)	8,866	213,509	—	—	(129,000)	84,509
Class I
12/31/2016	12,420	—	52	(1,893)	10,579	125,354	—	540	(19,888)	106,006
2/9/2015(1) - 12/31/2015	4,605	—	—	(1,335)	3,270	45,138	—	—	(13,001)	32,137
Class S
12/31/2016	90,967	—	234	(22,577)	68,624	920,206	—	2,396	(229,803)	692,799
2/9/2015(1) - 12/31/2015	14,774	—	—	(1,390)	13,384	146,710	—	—	(13,729)	132,981
Class S2
12/31/2016	23,184	—	19	(10,440)	12,763	234,817	—	194	(103,465)	131,546
2/9/2015(1) - 12/31/2015	5,812	—	—	(5,364)	448	54,743	—	—	(53,298)	1,445
Class Z
12/31/2016	286,270	—	314	(11,685)	274,899	2,981,270	—	3,235	(119,660)	2,864,845
5/1/2015(1) - 12/31/2015	14,664	—	—	(64)	14,600	147,221	—	—	(621)	146,600

*
Share amount is less than 0.500 per share or $0.50.

(1)
Commencement of operations.

(2)
Class T liquidated on August 31, 2016.

NOTE 10 — REORGANIZATIONS
On August 14, 2015, Index Solution Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Index Solution 2015 Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization. The transaction occurred due to the Acquired Portfolio reaching its Target Date in 2015. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$8,301,108
Net realized and unrealized loss on investments	$(12,026,946)
Net decrease in net assets resulting from operations	$(3,725,838)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$251,868	$164,154	$—	$(6,096)	0.9345
The net assets of the Acquiring Portfolio after the acquisition were $416,022,017.
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in

53

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2016:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution Income	$436,975	$(436,975)
Index Solution 2020	36,546	(36,546)
Index Solution 2025	540,173	(540,173)
Index Solution 2030	24,867	(24,867)
Index Solution 2035	465,003	(465,003)
Index Solution 2040	15,294	(15,294)
Index Solution 2045	308,643	(308,643)
Index Solution 2050	8,532	(8,532)
Index Solution 2055	89,900	(89,900)
Index Solution 2060	1,865	(1,865)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$6,130,417	$5,289,568	$3,808,025	$9,605,971
Index Solution 2020	85,035	2,244	381	1,148
Index Solution 2025	11,005,200	36,183,554	9,305,750	42,758,861
Index Solution 2030	52,131	4,156	480	1,604
Index Solution 2035	8,750,297	37,292,619	7,447,396	42,435,520
Index Solution 2040	29,939	4,692	390	2,013
Index Solution 2045	5,102,627	24,494,725	4,001,461	28,272,874
Index Solution 2050	35,891	4,272	364	2,038
Index Solution 2055	1,243,590	5,680,515	882,789	5,566,256
Index Solution 2060	9,568	2,561	—	—
The tax-basis components of distributable earnings as of December 31, 2016 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$8,424,022	$2,051,846	$(17,282,000)
Index Solution 2020	1,896,813	868,494	(198,206)
Index Solution 2025	11,315,381	14,461,980	(19,998,429)
Index Solution 2030	1,515,853	801,007	289,440
Index Solution 2035	9,591,682	16,028,359	(17,151,980)
Index Solution 2040	989,707	528,071	578,346
Index Solution 2045	5,799,492	11,829,530	(11,916,548)
Index Solution 2050	450,802	317,998	326,260
Index Solution 2055	1,797,814	2,996,819	(3,953,780)
Index Solution 2060	118,800	68,392	27,999
At December 31, 2016, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2016, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for all Portfolios, from DSL to Voya Investments, LLC with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the Portfolios upon the replacement of DSL with Voya Investments, LLC.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

54

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.9%
694,787	PowerShares Senior Loan Portfolio	$16,230,224	4.0
556,745	SPDR Barclays Capital High Yield Bond	20,293,355	5.0
108,968	SPDR Dow Jones International Real Estate	3,931,566	0.9
36,342	SPDR Trust Series 1	8,123,527	2.0
49,362	Vanguard REIT	4,073,846	1.0
	Total Exchange-Traded Funds (Cost $55,452,783)	52,652,518	12.9
MUTUAL FUNDS: 87.0%
	Affiliated Investment Companies: 85.5%
2,827,356	Voya International Index Portfolio - Class I	24,909,003	6.1
815,432	Voya Russell™ Mid Cap Index Portfolio - Class I	12,264,095	3.0
20,632,629	Voya U.S. Bond Index Portfolio - Class I	217,261,578	53.2
6,878,702	Voya U.S. Stock Index Portfolio - Class I	94,857,296	23.2
		349,291,972	85.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.5%
1,233,507	@	Credit Suisse Commodity Return Strategy Fund - Class I	$6,253,882	1.5
		Total Mutual Funds (Cost $359,809,980)	355,545,854	87.0
		Total Investments in Securities (Cost $415,262,763)	$408,198,372	99.9
		Assets in Excess of Other Liabilities	358,056	0.1
		Net Assets	$408,556,428	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $425,480,372.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,022,854
Gross Unrealized Depreciation	(18,304,854)
Net Unrealized Depreciation	$(17,282,000)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$52,652,518	$—	$—	$52,652,518
Mutual Funds	355,545,854	—	—	355,545,854
Total Investments, at fair value	$408,198,372	$—	$—	$408,198,372

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$3,655,900	$8,779,187	$(13,300,825)	$865,738	$—	$196	$(1,069,385)	$—
Voya International Index Portfolio - Class I	22,644,680	8,636,124	(6,210,074)	(161,727)	24,909,003	687,208	(211,322)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	11,382,412	12,815,492	(12,910,742)	976,933	12,264,095	150,689	(941,274)	1,352,590
Voya U.S. Bond Index Portfolio - Class I	214,202,917	70,032,670	(68,052,343)	1,078,334	217,261,578	4,369,893	(1,135,741)	296,476
Voya U.S. Stock Index Portfolio - Class I	75,397,570	54,545,791	(41,242,896)	6,156,831	94,857,296	1,813,921	(3,785,315)	4,771,456
	$327,283,479	$154,809,264	$(141,716,880)	$8,916,109	$349,291,972	$7,021,907	$(7,143,037)	$6,420,522

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(721,294)
Interest rate contracts	63,012
Total	$(658,282)

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.2%
14,016	iShares Barclays 20+ Year Treasury Bond Fund	$1,669,726	1.6
167,420	PowerShares Senior Loan Portfolio	3,910,931	3.8
134,505	SPDR Barclays Capital High Yield Bond	4,902,707	4.8
22,018	SPDR Dow Jones International Real Estate	794,410	0.8
19,680	SPDR Trust Series 1	4,399,070	4.3
12,033	Vanguard REIT	993,084	0.9
	Total Exchange-Traded Funds (Cost $16,635,010)	16,669,928	16.2
MUTUAL FUNDS: 83.6%
	Affiliated Investment Companies: 82.1%
1,317,465	Voya International Index Portfolio - Class I	11,606,868	11.3
271,855	Voya Russell™ Mid Cap Index Portfolio - Class I	4,088,701	4.0
138,643	Voya Russell™ Small Cap Index Portfolio - Class I	2,067,165	2.0
3,342,036	Voya U.S. Bond Index Portfolio - Class I	35,191,642	34.3
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
2,272,263		Voya U.S. Stock Index Portfolio - Class I	$31,334,504	30.5
			84,288,880	82.1
		Unaffiliated Investment Companies: 1.5%
290,969	@	Credit Suisse Commodity Return Strategy Fund - Class I	1,475,211	1.5
		Total Mutual Funds (Cost $85,808,065)	85,764,091	83.6
		Total Investments in Securities (Cost $102,443,075)	$102,434,019	99.8
		Assets in Excess of Other Liabilities	214,012	0.2
		Net Assets	$102,648,031	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $102,632,225.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,018,687
Gross Unrealized Depreciation	(1,216,893)
Net Unrealized Depreciation	$(198,206)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$16,669,928	$—	$—	$16,669,928
Mutual Funds	85,764,091	—	—	85,764,091
Total Investments, at fair value	$102,434,019	$—	$—	$102,434,019

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$172,425	$1,980,390	$(2,159,495)	$6,680	$—	$26	$(50,952)	$3
Voya International Index Portfolio - Class I	1,017,291	12,262,896	(1,831,974)	158,655	11,606,868	85,855	15,313	—
Voya Russell™ Mid Cap Index Portfolio - Class I	342,985	5,183,402	(1,584,228)	146,542	4,088,701	13,682	(31,295)	122,810
Voya Russell™ Small Cap Index Portfolio - Class I	168,249	2,061,356	(343,821)	181,381	2,067,165	7,109	7,253	60,527
Voya U.S. Bond Index Portfolio - Class I	3,372,768	47,177,579	(14,567,304)	(791,401)	35,191,642	334,555	132,781	13,622
Voya U.S. Stock Index Portfolio - Class I	2,239,848	35,667,150	(6,869,853)	297,359	31,334,504	534,109	306,552	696,841
	$7,313,566	$104,332,773	$(27,356,675)	$(784)	$84,288,880	$975,336	$379,651	$893,804

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(12,702)
Total	$(12,702)

See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 17.2%
81,769	iShares Barclays 20+ Year Treasury Bond Fund	$9,741,141	1.7
977,818	PowerShares Senior Loan Portfolio	22,841,828	3.9
783,799	SPDR Barclays Capital High Yield Bond	28,569,474	4.9
151,319	SPDR Dow Jones International Real Estate	5,459,590	0.9
127,548	SPDR Trust Series 1	28,510,804	4.8
69,611	Vanguard REIT	5,744,996	1.0
	Total Exchange-Traded Funds (Cost $104,388,834)	100,867,833	17.2
MUTUAL FUNDS: 82.7%
	Affiliated Investment Companies: 81.2%
1,825,849	Voya Emerging Markets Index Portfolio - Class I	17,455,119	3.0
9,450,677	Voya International Index Portfolio - Class I	83,260,465	14.1
2,723,090	Voya Russell™ Mid Cap Index Portfolio - Class I	40,955,269	7.0
1,192,019	Voya Russell™ Small Cap Index Portfolio - Class I	17,773,004	3.0
12,722,655	Voya U.S. Bond Index Portfolio - Class I	133,969,556	22.8
13,348,900	Voya U.S. Stock Index Portfolio - Class I	184,081,327	31.3
		477,494,740	81.2
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.5%
1,722,327	@	Credit Suisse Commodity Return Strategy Fund - Class I	$8,732,196	1.5
		Total Mutual Funds (Cost $495,638,406)	486,226,936	82.7
		Total Investments in Securities (Cost $600,027,240)	$587,094,769	99.9
		Assets in Excess of Other Liabilities	709,602	0.1
		Net Assets	$587,804,371	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $607,093,198.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,393,615
Gross Unrealized Depreciation	(21,392,044)
Net Unrealized Depreciation	$(19,998,429)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$100,867,833	$—	$—	$100,867,833
Mutual Funds	486,226,936	—	—	486,226,936
Total Investments, at fair value	$587,094,769	$—	$—	$587,094,769

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$13,924,282	$17,049,142	$(16,803,460)	$3,285,155	$17,455,119	$315,793	$(2,649,257)	$—
Voya International Index Portfolio - Class I	71,708,609	27,965,356	(13,353,520)	(3,059,980)	83,260,465	2,112,928	1,954,906	—
Voya Russell™ Mid Cap Index Portfolio - Class I	33,054,103	26,705,518	(19,380,961)	576,609	40,955,269	461,798	(420,151)	4,145,110
Voya Russell™ Small Cap Index Portfolio - Class I	14,403,666	6,774,255	(4,553,807)	1,148,890	17,773,004	205,669	129,572	1,751,170
Voya U.S. Bond Index Portfolio - Class I	134,538,253	71,359,367	(70,938,721)	(989,343)	133,969,556	2,740,053	1,101,637	184,142
Voya U.S. Stock Index Portfolio - Class I	138,647,008	80,537,780	(41,338,291)	6,234,830	184,081,327	3,512,285	(925,622)	8,931,299
	$406,275,921	$230,391,418	$(166,368,760)	$7,196,161	$477,494,740	$9,348,526	$(808,915)	$15,011,721

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(913,295)
Interest rate contracts	77,879
Total	$(835,416)

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.2%
12,530	iShares Barclays 20+ Year Treasury Bond Fund	$1,492,699	1.6
111,708	PowerShares Senior Loan Portfolio	2,609,499	2.8
71,541	SPDR Barclays Capital High Yield Bond	2,607,669	2.8
34,186	SPDR Dow Jones International Real Estate	1,233,431	1.3
17,904	SPDR Trust Series 1	4,002,081	4.3
16,128	Vanguard REIT	1,331,044	1.4
	Total Exchange-Traded Funds (Cost $13,374,138)	13,276,423	14.2
MUTUAL FUNDS: 85.6%
	Affiliated Investment Companies: 84.2%
386,981	Voya Emerging Markets Index Portfolio - Class I	3,699,534	4.0
1,777,165	Voya International Index Portfolio - Class I	15,656,821	16.7
463,078	Voya Russell™ Mid Cap Index Portfolio - Class I	6,964,693	7.4
188,877	Voya Russell™ Small Cap Index Portfolio - Class I	2,816,149	3.0
1,364,164	Voya U.S. Bond Index Portfolio - Class I	14,364,650	15.3
2,562,024	Voya U.S. Stock Index Portfolio - Class I	35,330,313	37.8
		78,832,160	84.2
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.4%
257,273	@	Credit Suisse Commodity Return Strategy Fund - Class I	$1,304,373	1.4
		Total Mutual Funds (Cost $79,501,678)	80,136,533	85.6
		Total Investments in Securities (Cost $92,875,816)	$93,412,956	99.8
		Assets in Excess of Other Liabilities	180,353	0.2
		Net Assets	$93,593,309	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $93,123,516.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,173,914
Gross Unrealized Depreciation	(884,474)
Net Unrealized Appreciation	$289,440

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$13,276,423	$—	$—	$13,276,423
Mutual Funds	80,136,533	—	—	80,136,533
Total Investments, at fair value	$93,412,956	$—	$—	$93,412,956

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$209,130	$4,965,532	$(1,362,821)	$(112,307)	$3,699,534	$13,088	$69,814	$—
Voya International Index Portfolio - Class I	956,738	16,132,167	(1,635,189)	203,105	15,656,821	76,967	(7,331)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	386,443	7,830,909	(1,511,610)	258,951	6,964,693	15,305	(58,345)	137,379
Voya Russell™ Small Cap Index Portfolio - Class I	154,091	2,704,613	(284,418)	241,863	2,816,149	6,359	4,402	54,143
Voya U.S. Bond Index Portfolio - Class I	999,397	22,241,518	(8,599,696)	(276,569)	14,364,650	121,702	(13,400)	3,996
Voya U.S. Stock Index Portfolio - Class I	1,768,409	38,126,657	(4,921,043)	356,290	35,330,313	577,805	193,193	609,137
	$4,474,208	$92,001,396	$(18,314,777)	$671,333	$78,832,160	$811,226	$188,332	$804,656

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(8,468)
Total	$(8,468)

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.7%
634,579	PowerShares Senior Loan Portfolio	$14,823,765	2.9
406,937	SPDR Barclays Capital High Yield Bond	14,832,854	3.0
200,551	SPDR Dow Jones International Real Estate	7,235,880	1.4
43,735	SPDR Trust Series 1	9,776,084	1.9
89,107	Vanguard REIT	7,354,001	1.5
	Total Exchange-Traded Funds (Cost $56,419,719)	54,022,584	10.7
MUTUAL FUNDS: 89.2%
	Affiliated Investment Companies: 87.7%
2,071,691	Voya Emerging Markets Index Portfolio - Class I	19,805,366	3.9
10,651,522	Voya International Index Portfolio - Class I	93,839,912	18.7
2,821,426	Voya Russell™ Mid Cap Index Portfolio - Class I	42,434,246	8.4
1,356,324	Voya Russell™ Small Cap Index Portfolio - Class I	20,222,793	4.0
4,052,418	Voya U.S. Bond Index Portfolio - Class I	42,671,960	8.5
16,109,070	Voya U.S. Stock Index Portfolio - Class I	222,144,080	44.2
		441,118,357	87.7
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.5%
1,483,533	@	Credit Suisse Commodity Return Strategy Fund - Class I	$7,521,512	1.5
		Total Mutual Funds (Cost $458,471,916)	448,639,869	89.2
		Total Investments in Securities (Cost $514,891,635)	$502,662,453	99.9
		Assets in Excess of Other Liabilities	430,731	0.1
		Net Assets	$503,093,184	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $519,814,433.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$772,444
Gross Unrealized Depreciation	(17,924,424)
Net Unrealized Depreciation	$(17,151,980)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$54,022,584	$—	$—	$54,022,584
Mutual Funds	448,639,869	—	—	448,639,869
Total Investments, at fair value	$502,662,453	$—	$—	$502,662,453

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$15,492,406	$16,023,416	$(15,202,141)	$3,491,685	$19,805,366	$354,561	$(2,643,335)	$—
Voya International Index Portfolio - Class I	73,646,576	31,823,870	(9,016,837)	(2,613,697)	93,839,912	2,344,749	1,451,175	—
Voya Russell™ Mid Cap Index Portfolio - Class I	33,932,811	24,719,772	(15,923,252)	(295,085)	42,434,246	472,278	402,774	4,239,180
Voya Russell™ Small Cap Index Portfolio - Class I	15,995,118	7,466,817	(4,447,390)	1,208,248	20,222,793	230,958	249,296	1,966,496
Voya U.S. Bond Index Portfolio - Class I	43,428,897	34,002,147	(34,775,516)	16,432	42,671,960	892,531	10,018	59,640
Voya U.S. Stock Index Portfolio - Class I	159,099,195	93,979,364	(38,330,004)	7,395,525	222,144,080	4,197,255	(1,190,653)	10,231,480
	$341,595,003	$208,015,386	$(117,695,140)	$9,203,108	$441,118,357	$8,492,332	$(1,720,725)	$16,496,796

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,333,171)
Interest rate contracts	115,010
Total	$(1,218,161)

See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.5%
49,261	PowerShares Senior Loan Portfolio	$1,150,737	1.9
23,064	SPDR Dow Jones International Real Estate	832,149	1.4
4,569	SPDR Trust Series 1	1,021,309	1.7
10,740	Vanguard REIT	886,372	1.5
	Total Exchange-Traded Funds (Cost $3,958,984)	3,890,567	6.5
MUTUAL FUNDS: 93.3%
	Affiliated Investment Companies: 91.8%
308,295	Voya Emerging Markets Index Portfolio - Class I	2,947,296	4.9
1,332,264	Voya International Index Portfolio - Class I	11,737,244	19.7
334,972	Voya Russell™ Mid Cap Index Portfolio - Class I	5,037,983	8.4
160,812	Voya Russell™ Small Cap Index Portfolio - Class I	2,397,710	4.0
430,244	Voya U.S. Bond Index Portfolio - Class I	4,530,470	7.6
2,044,506	Voya U.S. Stock Index Portfolio - Class I	28,193,733	47.2
		54,844,436	91.8
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.5%
168,909	@	Credit Suisse Commodity Return Strategy Fund - Class I	$856,371	1.5
		Total Mutual Funds (Cost $54,943,942)	55,700,807	93.3
		Total Investments in Securities (Cost $58,902,926)	$59,591,374	99.8
		Assets in Excess of Other Liabilities	130,520	0.2
		Net Assets	$59,721,894	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $59,013,028.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$975,897
Gross Unrealized Depreciation	(397,551)
Net Unrealized Appreciation	$578,346

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,890,567	$—	$—	$3,890,567
Mutual Funds	55,700,807	—	—	55,700,807
Total Investments, at fair value	$59,591,374	$—	$—	$59,591,374

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$147,682	$3,754,465	$(868,823)	$(86,028)	$2,947,296	$9,600	$58,753	$—
Voya International Index Portfolio - Class I	569,378	12,036,409	(1,029,218)	160,675	11,737,244	53,344	(8,594)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	247,925	5,625,340	(1,022,820)	187,538	5,037,983	10,183	(27,685)	91,407
Voya Russell™ Small Cap Index Portfolio - Class I	116,357	2,312,512	(240,349)	209,190	2,397,710	4,978	6,210	42,383
Voya U.S. Bond Index Portfolio - Class I	262,501	6,902,108	(2,533,714)	(100,425)	4,530,470	37,966	9,083	1,164
Voya U.S. Stock Index Portfolio - Class I	1,246,336	29,391,372	(2,856,650)	412,675	28,193,733	461,482	141,854	404,372
	$2,590,179	$60,022,206	$(8,551,574)	$783,625	$54,844,436	$577,553	$179,620	$539,327

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(4,234)
Total	$(4,234)

See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.7%
26,180	iShares Barclays 20+ Year Treasury Bond Fund	$3,118,823	1.0
274,453	PowerShares Senior Loan Portfolio	6,411,222	1.9
127,781	SPDR Dow Jones International Real Estate	4,610,339	1.4
28,677	SPDR Trust Series 1	6,410,170	1.9
58,608	Vanguard REIT	4,836,918	1.5
	Total Exchange-Traded Funds (Cost $26,446,754)	25,387,472	7.7
MUTUAL FUNDS: 92.2%
	Affiliated Investment Companies: 90.7%
2,041,120	Voya Emerging Markets Index Portfolio - Class I	19,513,108	5.9
7,737,983	Voya International Index Portfolio - Class I	68,171,632	20.7
2,066,950	Voya Russell™ Mid Cap Index Portfolio - Class I	31,086,931	9.4
888,992	Voya Russell™ Small Cap Index Portfolio - Class I	13,254,869	4.0
794,581	Voya U.S. Bond Index Portfolio - Class I	8,366,934	2.5
11,511,628	Voya U.S. Stock Index Portfolio - Class I	158,745,353	48.2
		299,138,827	90.7
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.5%
967,746	@	Credit Suisse Commodity Return Strategy Fund - Class I	$4,906,471	1.5
		Total Mutual Funds (Cost $311,476,919)	304,045,298	92.2
		Total Investments in Securities (Cost $337,923,673)	$329,432,770	99.9
		Assets in Excess of Other Liabilities	307,893	0.1
		Net Assets	$329,740,663	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $341,349,318.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$429,665
Gross Unrealized Depreciation	(12,346,213)
Net Unrealized Depreciation	$(11,916,548)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$25,387,472	$—	$—	$25,387,472
Mutual Funds	304,045,298	—	—	304,045,298
Total Investments, at fair value	$329,432,770	$—	$—	$329,432,770

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$15,045,258	$12,691,884	$(11,147,876)	$2,923,842	$19,513,108	$346,268	$(1,926,798)	$—
Voya International Index Portfolio - Class I	52,951,756	23,624,759	(6,659,525)	(1,745,358)	68,171,632	1,692,201	914,343	—
Voya Russell™ Mid Cap Index Portfolio - Class I	27,158,102	17,610,329	(13,702,310)	20,810	31,086,931	343,542	110,326	3,083,641
Voya Russell™ Small Cap Index Portfolio - Class I	10,369,280	4,915,801	(2,910,267)	880,055	13,254,869	150,391	62,386	1,280,505
Voya U.S. Bond Index Portfolio - Class I	10,241,070	17,111,731	(18,916,369)	(69,498)	8,366,934	214,660	106,752	29,434
Voya U.S. Stock Index Portfolio - Class I	113,792,246	66,062,019	(25,877,744)	4,768,832	158,745,353	3,002,051	(526,299)	7,370,294
	$229,557,712	$142,016,523	$(79,214,091)	$6,778,683	$299,138,827	$5,749,113	$(1,259,289)	$11,763,873

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(853,399)
Interest rate contracts	74,274
Total	$(779,125)

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.6%
2,367	iShares Barclays 20+ Year Treasury Bond Fund	$281,981	1.0
24,567	PowerShares Senior Loan Portfolio	573,885	1.9
11,794	SPDR Dow Jones International Real Estate	425,528	1.4
2,421	SPDR Trust Series 1	541,166	1.8
5,370	Vanguard REIT	443,186	1.5
	Total Exchange-Traded Funds (Cost $2,316,950)	2,265,746	7.6
MUTUAL FUNDS: 92.3%
	Affiliated Investment Companies: 90.9%
186,396	Voya Emerging Markets Index Portfolio - Class I	1,781,949	5.9
705,431	Voya International Index Portfolio - Class I	6,214,851	20.7
208,298	Voya Russell™ Mid Cap Index Portfolio - Class I	3,132,802	10.4
80,925	Voya Russell™ Small Cap Index Portfolio - Class I	1,206,593	4.0
74,865	Voya U.S. Bond Index Portfolio - Class I	788,331	2.6
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,030,405		Voya U.S. Stock Index Portfolio - Class I	$14,209,282	47.3
			27,333,808	90.9
		Unaffiliated Investment Companies: 1.4%
85,959	@	Credit Suisse Commodity Return Strategy Fund - Class I	435,814	1.4
		Total Mutual Funds (Cost $27,331,001)	27,769,622	92.3
		Total Investments in Securities (Cost $29,647,951)	$30,035,368	99.9
		Assets in Excess of Other Liabilities	44,618	0.1
		Net Assets	$30,079,986	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $29,709,108.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$497,897
Gross Unrealized Depreciation	(171,637)
Net Unrealized Appreciation	$326,260

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,265,746	$—	$—	$2,265,746
Mutual Funds	27,769,622	—	—	27,769,622
Total Investments, at fair value	$30,035,368	$—	$—	$30,035,368

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$107,827	$2,110,778	$(401,613)	$(35,043)	$1,781,949	$6,896	$29,689	$—
Voya International Index Portfolio - Class I	372,048	6,180,843	(426,479)	88,439	6,214,851	33,615	(11,774)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	190,491	3,318,829	(483,245)	106,727	3,132,802	7,536	(17,083)	67,642
Voya Russell™ Small Cap Index Portfolio - Class I	72,128	1,135,741	(104,062)	102,786	1,206,593	2,983	514	25,395
Voya U.S. Bond Index Portfolio - Class I	73,022	2,186,180	(1,463,418)	(7,453)	788,331	8,642	(7,233)	315
Voya U.S. Stock Index Portfolio - Class I	795,906	14,507,413	(1,296,331)	202,294	14,209,282	235,877	47,177	227,293
	$1,611,422	$29,439,784	$(4,175,148)	$457,750	$27,333,808	$295,549	$41,290	$320,645

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,117)
Total	$(2,117)

See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.8%
7,994	iShares Barclays 20+ Year Treasury Bond Fund	$952,325	0.9
40,653	SPDR Dow Jones International Real Estate	1,466,760	1.4
8,845	SPDR Trust Series 1	1,977,123	2.0
18,021	Vanguard REIT	1,487,273	1.5
	Total Exchange-Traded Funds (Cost $6,143,202)	5,883,481	5.8
MUTUAL FUNDS: 94.1%
	Affiliated Investment Companies: 92.6%
628,265	Voya Emerging Markets Index Portfolio - Class I	6,006,209	5.9
2,560,159	Voya International Index Portfolio - Class I	22,554,999	22.2
704,662	Voya Russell™ Mid Cap Index Portfolio - Class I	10,598,114	10.4
274,228	Voya Russell™ Small Cap Index Portfolio - Class I	4,088,734	4.0
239,246	Voya U.S. Bond Index Portfolio - Class I	2,519,256	2.5
3,515,692	Voya U.S. Stock Index Portfolio - Class I	48,481,391	47.6
		94,248,703	92.6
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.5%
299,964	@	Credit Suisse Commodity Return Strategy Fund - Class I	$1,520,818	1.5
		Total Mutual Funds (Cost $97,215,690)	95,769,521	94.1
		Total Investments in Securities (Cost $103,358,892)	$101,653,002	99.9
		Assets in Excess of Other Liabilities	72,356	0.1
		Net Assets	$101,725,358	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $105,606,782.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$210,601
Gross Unrealized Depreciation	(4,164,381)
Net Unrealized Depreciation	$(3,953,780)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,883,481	$—	$—	$5,883,481
Mutual Funds	95,769,521	—	—	95,769,521
Total Investments, at fair value	$101,653,002	$—	$—	$101,653,002

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$4,179,532	$4,412,877	$(3,459,093)	$872,893	$6,006,209	$100,663	$(590,287)	$—
Voya International Index Portfolio - Class I	15,796,359	10,355,648	(3,441,270)	(155,738)	22,554,999	529,424	(77,043)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	7,556,062	6,531,546	(3,922,966)	433,472	10,598,114	110,423	(376,288)	991,162
Voya Russell™ Small Cap Index Portfolio - Class I	2,881,956	1,870,429	(1,112,045)	448,394	4,088,734	44,062	(138,860)	375,167
Voya U.S. Bond Index Portfolio - Class I	2,920,551	5,061,823	(5,441,908)	(21,210)	2,519,256	62,151	34,242	4,519
Voya U.S. Stock Index Portfolio - Class I	32,116,444	23,486,976	(9,387,634)	2,265,605	48,481,391	909,522	(884,108)	2,119,437
	$65,450,904	$51,719,299	$(26,764,916)	$3,843,416	$94,248,703	$1,756,245	$(2,032,344)	$3,490,286

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(231,531)
Interest rate contracts	19,703
Total	$(211,828)

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.6%
458	iShares Barclays 20+ Year Treasury Bond Fund	$54,562	0.9
2,342	SPDR Dow Jones International Real Estate	84,499	1.5
1,249	SPDR Trust Series 1	279,189	4.7
1,088	Vanguard REIT	89,793	1.5
	Total Exchange-Traded Funds (Cost $514,303)	508,043	8.6
MUTUAL FUNDS: 91.3%
	Affiliated Investment Companies: 89.8%
37,016	Voya Emerging Markets Index Portfolio - Class I	353,873	6.0
148,215	Voya International Index Portfolio - Class I	1,305,771	22.1
41,013	Voya Russell™ Mid Cap Index Portfolio - Class I	616,838	10.5
15,854	Voya Russell™ Small Cap Index Portfolio - Class I	236,386	4.0
14,673	Voya U.S. Bond Index Portfolio - Class I	154,501	2.6
191,090	Voya U.S. Stock Index Portfolio - Class I	2,635,135	44.6
		5,302,504	89.8
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.5%
17,013	@	Credit Suisse Commodity Return Strategy Fund - Class I	$86,254	1.5
		Total Mutual Funds (Cost $5,340,416)	5,388,758	91.3
		Total Investments in Securities (Cost $5,854,719)	$5,896,801	99.9
		Assets in Excess of Other Liabilities	8,398	0.1
		Net Assets	$5,905,199	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $5,868,802.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$59,003
Gross Unrealized Depreciation	(31,004)
Net Unrealized Appreciation	$27,999

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$508,043	$—	$—	$508,043
Mutual Funds	5,388,758	—	—	5,388,758
Total Investments, at fair value	$5,896,801	$—	$—	$5,896,801
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2016 (continued)

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$23,730	$435,992	$(100,747)	$(5,102)	$353,873	$1,697	$9,522	$—
Voya International Index Portfolio - Class I	87,393	1,401,870	(200,358)	16,866	1,305,771	8,931	(631)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	41,640	689,331	(129,418)	15,285	616,838	1,858	(1,704)	16,678
Voya Russell™ Small Cap Index Portfolio - Class I	15,667	242,319	(38,410)	16,810	236,386	736	798	6,263
Voya U.S. Bond Index Portfolio - Class I	15,831	373,191	(232,744)	(1,777)	154,501	1,721	321	78
Voya U.S. Stock Index Portfolio - Class I	174,671	3,067,800	(617,656)	10,320	2,635,135	44,329	32,105	47,826
	$358,932	$6,210,503	$(1,319,333)	$52,402	$5,302,504	$59,272	$40,412	$70,844

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
74

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1523
Class I	NII	$0.1827
Class S	NII	$0.1613
Class S2	NII	$0.1576
Class Z	NII	$0.1827
All Classes	LTCG	$0.1393
Voya Index Solution 2020 Portfolio
Class ADV	NII	$0.0135
Class I	NII	$0.0177
Class S	NII	$0.0166
Class S2	NII	$0.0149
Class Z	NII	$0.0179
All Classes	STCG	$0.0062
All Classes	LTCG	$0.0006
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.2103
Class I	NII	$0.2668
Class S	NII	$0.2315
Class S2	NII	$0.2186
Class Z	NII	$0.2668
All Classes	LTCG	$0.7514
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.0094
Class I	NII	$0.0136
Class S	NII	$0.0120
Class S2	NII	$0.0132
Class Z	NII	$0.0137
All Classes	STCG	$0.0061
All Classes	LTCG	$0.0015
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1939
Class I	NII	$0.2514
Class S	NII	$0.2167
Class S2	NII	$0.2044
Class Z	NII	$0.2514
All Classes	STCG	$0.0046
All Classes	LTCG	$0.9240
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.0083
Class I	NII	$0.0149
Class S	NII	$0.0130
Class S2	NII	$0.0142
Class Z	NII	$0.0153
All Classes	STCG	$0.0057
All Classes	LTCG	$0.0031
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1734
Class I	NII	$0.2291
Class S	NII	$0.1940
Class S2	NII	$0.1849
Class Z	NII	$0.2291
All Classes	STCG	$0.0040
All Classes	LTCG	$0.9347
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.0141
Class I	NII	$0.0171
Class S	NII	$0.0176
Class S2	NII	$0.0181
Class Z	NII	$0.0195
All Classes	STCG	$0.0274
All Classes	LTCG	$0.0054
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1781
Class I	NII	$0.2392
Class S	NII	$0.2026
Class S2	NII	$0.1937
Class Z	NII	$0.2392
All Classes	LTCG	$0.9041
Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.0154
Class I	NII	$0.0147
Class S	NII	$0.0153
Class S2	NII	$—
Class Z	NII	$0.0182
All Classes	STCG	$0.0302
All Classes	LTCG	$0.0123

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
75

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	22.12%
Voya Index Solution 2020 Portfolio	21.86%
Voya Index Solution 2025 Portfolio	25.82%
Voya Index Solution 2030 Portfolio	16.39%
Voya Index Solution 2035 Portfolio	37.12%
Voya Index Solution 2040 Portfolio	23.59%
Voya Index Solution 2045 Portfolio	43.85%
Voya Index Solution 2050 Portfolio	10.12%
Voya Index Solution 2055 Portfolio	58.87%
Voya Index Solution 2060 Portfolio	16.66%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$5,289,568
Voya Index Solution 2020 Portfolio	$2,244
Voya Index Solution 2025 Portfolio	$36,183,554
Voya Index Solution 2030 Portfolio	$4,156
Voya Index Solution 2035 Portfolio	$37,292,619
Voya Index Solution 2040 Portfolio	$4,692
Voya Index Solution 2045 Portfolio	$24,494,725
Voya Index Solution 2050 Portfolio	$4,272
Voya Index Solution 2055 Portfolio	$5,680,515
Voya Index Solution 2060 Portfolio	$2,561
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2016:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$34,588	$0.0008	6.79%
Voya Index Solution 2020 Portfolio	$16,016	$0.0019	4.80%
Voya Index Solution 2025 Portfolio	$161,730	$0.0028	17.94%
Voya Index Solution 2030 Portfolio	$30,467	$0.0045	7.16%
Voya Index Solution 2035 Portfolio	$182,774	$0.0037	23.42%
Voya Index Solution 2040 Portfolio	$23,584	$0.0056	7.92%
Voya Index Solution 2045 Portfolio	$146,070	$0.0046	28.72%
Voya Index Solution 2050 Portfolio	$13,148	$0.0061	10.52%
Voya Index Solution 2055 Portfolio	$47,153	$0.0061	28.93%
Voya Index Solution 2060 Portfolio	$2,718	$0.0049	9.69%

*None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
76

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
77

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
78

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2005 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

79

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	January 2005 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
80

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 –Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

81

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND
SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Directors also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors.
At its October 18, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management Contracts and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have

82

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Directors have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.
The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of

83

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager
Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief

84

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale

85

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board also considered that, while the Portfolios do not have advisory fee breakpoints, they do have expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the

86

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Index Solution Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for the three-year and five-year periods, but underperformed for the year-to-date and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2020 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and above the average management

87

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2025 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for the three-year and five-year periods, but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2030 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and

88

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2035 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2040 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is

89

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2045 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the five-year period, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2050 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the second quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the

90

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2055 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under the a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2060 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

91

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

92

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VINDSOL         (1216-021517)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $891,345 for the year ended December 31, 2016 and $872,625 for the year ended December 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $103,525 for the year ended December 31, 2016 and $111,100 for the year ended December 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $217,359 for the year ended December 31, 2016 and $231,398 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2016 and $0 for the year ended December 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2016 and December 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Partners, Inc.	$320,884	$342,498
Voya Investments, LLC (1)	$93,650	$145,625

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, in included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, and including the portfolios of investments of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of Voya Partners, Inc., as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 22.7%
		Brazil: 0.4%
900,000		Petrobras Global Finance BV, 8.750%, 05/23/26	973,125	0.4

		Canada: 0.2%
130,000		Bank of Montreal, 1.500%, 07/18/19	128,288	0.1
324,000		Goldcorp, Inc., 3.700%, 03/15/23	318,873	0.1
			447,161	0.2

		China: 0.3%
601,000		Alibaba Group Holding Ltd, 3.600%, 11/28/24	596,075	0.3

		France: 0.8%
294,000		BPCE SA, 2.500%, 12/10/18	296,602	0.2
287,000	#	BPCE SA, 5.150%, 07/21/24	291,888	0.1
226,000	#	Electricite de France SA, 2.350%, 10/13/20	223,787	0.1
940,000	#	SFR Group SA, 6.000%, 05/15/22	968,200	0.4
			1,780,477	0.8

		Guernsey: 0.3%
716,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	709,863	0.3

		Ireland: 0.3%
282,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	295,608	0.1
370,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/26	345,986	0.2
			641,594	0.3

		Italy: 0.1%
286,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	291,165	0.1

		Japan: 0.6%
790,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	781,079	0.4
200,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	198,781	0.1

	300,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/26	306,617	0.1
				1,286,477	0.6

			Mexico: 0.0%
MXN	1,007,437	±	Banco Invex S.A., 03/13/34	–	–
MXN	144,790		JPMorgan Hipotecaria su Casita, 09/25/35	6,584	0.0
				6,584	0.0

			Netherlands: 0.8%
	269,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	289,008	0.1
	340,000		Shell International Finance BV, 1.625%, 11/10/18	340,651	0.1
	690,000		Shell International Finance BV, 3.250%, 05/11/25	689,271	0.3
	361,000		Shell International Finance BV, 4.000%, 05/10/46	345,360	0.2
	300,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	277,604	0.1
				1,941,894	0.8

			Norway: 0.2%
	380,000		Statoil ASA, 2.450%, 01/17/23	370,862	0.2

			South Africa: 0.0%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/23	74,075	0.0

			Sweden: 0.1%
	298,000	#,L	Nordea Bank AB, 5.500%, 09/29/49	296,927	0.1

			Switzerland: 0.3%
	400,000	#	Credit Suisse AG, 6.500%, 08/08/23	426,528	0.2
	250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	284,063	0.1
				710,591	0.3

			United Kingdom: 1.1%
	283,000		Aon PLC, 2.800%, 03/15/21	282,924	0.1
	530,000		BP Capital Markets PLC, 3.216%, 11/28/23	535,158	0.2
	1,002,000		Santander UK PLC, 2.375%, 03/16/20	996,287	0.4
	400,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	381,159	0.2
	344,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	351,999	0.2
				2,547,527	1.1

			United States: 17.2%
	424,000		21st Century Fox America, Inc., 4.500%, 02/15/21	453,377	0.2
	338,000		21st Century Fox America, Inc., 5.400%, 10/01/43	364,625	0.2
	616,000		AbbVie, Inc., 2.500%, 05/14/20	616,302	0.3
	190,000		AbbVie, Inc., 2.850%, 05/14/23	184,376	0.1
	537,000		Actavis Funding SCS, 2.350%, 03/12/18	540,192	0.2

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

100,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	102,500	0.0
233,000		American Tower Corp., 3.500%, 01/31/23	233,778	0.1
432,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	434,391	0.2
554,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	563,998	0.2
710,000		Apple, Inc., 3.200%, 05/13/25	712,777	0.3
295,000		AT&T, Inc., 3.000%, 06/30/22	289,627	0.1
962,000		AT&T, Inc., 3.600%, 02/17/23	970,494	0.4
299,000		AT&T, Inc., 5.150%, 03/15/42	298,381	0.1
368,000		Bank of America Corp., 3.300%, 01/11/23	369,364	0.2
226,000		Bank of America Corp., 3.875%, 08/01/25	229,916	0.1
458,000		Bank of America Corp., 4.100%, 07/24/23	478,612	0.2
309,000		Bank of America Corp., 4.000%, 04/01/24	318,818	0.1
412,000		Bank of New York Mellon Corp., 2.050%, 05/03/21	404,272	0.2
300,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	326,027	0.1
540,000	#	Calpine Corp., 6.000%, 01/15/22	566,325	0.2
395,000		CBRE Services, Inc., 5.250%, 03/15/25	407,486	0.2
216,000		CBS Corp., 3.700%, 08/15/24	217,673	0.1
249,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	256,470	0.1
501,000		Celgene Corp., 4.000%, 08/15/23	522,575	0.2
472,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	493,340	0.2
290,000		Chevron Corp., 2.419%, 11/17/20	291,998	0.1
360,000		Chevron Corp., 2.954%, 05/16/26	354,028	0.2
579,000		Citigroup, Inc., 4.000%, 08/05/24	583,741	0.3
469,000		Citigroup, Inc., 5.500%, 09/13/25	515,678	0.2
758,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	760,697	0.3
165,000		Comcast Corp., 2.350%, 01/15/27	152,457	0.1
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	529,067	0.2
777,000		CVS Health Corp., 2.800%, 07/20/20	788,883	0.3
320,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	331,166	0.1
337,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	357,579	0.2

313,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	339,234	0.2
442,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	490,839	0.2
240,000		Duke Energy Carolinas LLC, 2.500%, 03/15/23	237,809	0.1
277,000		Eastman Chemical Co., 2.700%, 01/15/20	278,677	0.1
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,061,649	0.5
558,000		Entergy Corp., 5.125%, 09/15/20	601,567	0.3
238,000		Envision Healthcare Corp., 5.625%, 07/15/22	246,270	0.1
165,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	164,587	0.1
329,000		Exxon Mobil Corp., 2.222%, 03/01/21	329,113	0.1
318,000		Fifth Third Bancorp, 8.250%, 03/01/38	444,612	0.2
532,000		FirstEnergy Corp., 4.250%, 03/15/23	550,173	0.2
205,000		General Electric Co., 6.750%, 03/15/32	272,954	0.1
322,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	319,573	0.1
240,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	238,292	0.1
627,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	687,287	0.3
605,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	747,822	0.3
194,000		Hewlett Packard Enterprise Co., 2.850%, 10/05/18	195,923	0.1
294,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	296,924	0.1
570,000		Huntington National Bank, 2.200%, 11/06/18	571,750	0.3
1,041,000		Indiana Michigan Power Co., 7.000%, 03/15/19	1,147,414	0.5
238,000		Intel Corp., 2.600%, 05/19/26	230,128	0.1
570,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	591,375	0.3
245,000		Jefferson Smurfit Escrow, 06/01/49	–	–
384,000		JM Smucker Co., 3.000%, 03/15/22	387,776	0.2
362,000		JPMorgan Chase & Co., 1.625%, 05/15/18	361,555	0.2
357,000		JPMorgan Chase & Co., 2.550%, 03/01/21	355,744	0.2
478,000		JPMorgan Chase & Co., 6.000%, 12/29/49	480,987	0.2
40	#	Kern River Funding Corp., 4.893%, 04/30/18	41	0.0
222,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	227,274	0.1
127,000		Kohls Corp., 4.750%, 12/15/23	131,834	0.1
317,000		Kraft Heinz Foods Co., 3.000%, 06/01/26	297,773	0.1
218,000		Lockheed Martin Corp., 3.100%, 01/15/23	220,451	0.1

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

375,000		Medtronic, Inc., 3.150%, 03/15/22	383,923	0.2
170,000		MGM Resorts International, 4.625%, 09/01/26	164,475	0.1
372,000		Morgan Stanley, 3.750%, 02/25/23	382,238	0.2
618,000		Morgan Stanley, 4.100%, 05/22/23	634,630	0.3
240,000	L	MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	249,000	0.1
1,048,000		Mylan, Inc., 2.600%, 06/24/18	1,054,279	0.5
625,000		Netflix, Inc., 5.750%, 03/01/24	670,313	0.3
438,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	445,895	0.2
381,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	387,512	0.2
200,000	#	Novelis Corp., 5.875%, 09/30/26	202,500	0.1
349,000		Oracle Corp., 2.950%, 05/15/25	342,036	0.2
110,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	114,881	0.1
235,000		Pfizer, Inc., 2.750%, 06/03/26	228,086	0.1
460,000		Philip Morris International, Inc., 4.250%, 11/10/44	454,399	0.2
165,000	#	Post Holdings, Inc., 5.000%, 08/15/26	158,400	0.1
280,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	284,231	0.1
280,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	290,500	0.1
272,000		Reynolds American, Inc., 6.150%, 09/15/43	328,791	0.1
117,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	118,682	0.1
245,000		Stone Webster Escrow, 07/01/49	–	–
104,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	104,846	0.0
445,000		Synchrony Financial, 4.250%, 08/15/24	453,179	0.2
70,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	71,750	0.0
272,000		Time Warner Cable LLC, 5.875%, 11/15/40	290,547	0.1
485,000		Time Warner, Inc., 6.500%, 11/15/36	587,480	0.3
100,000		United Rentals North America, Inc., 5.500%, 07/15/25	102,375	0.0
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	415,363	0.2
270,000		Verizon Communications, Inc., 5.012%, 08/21/54	270,063	0.1

1,071,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,184,706	0.5
600,000		Visa, Inc., 3.150%, 12/14/25	602,483	0.3
100,000		Walt Disney Co., 3.000%, 07/30/46	85,087	0.0
599,000		Wells Fargo & Co., 4.100%, 06/03/26	606,747	0.3
			39,197,794	17.2

	Total Corporate Bonds/Notes (Cost $51,389,388)		51,872,191	22.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.7%
		United States: 16.7%
529,898		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.227%, 05/25/36	493,554	0.2
365,125		Alternative Loan Trust 2005-51 3A2A, 1.857%, 11/20/35	319,932	0.1
110,204		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	86,769	0.0
217,548		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	214,601	0.1
710,636		Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/35	713,563	0.3
520,825		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	469,461	0.2
176,668		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 3.074%, 05/25/35	174,738	0.1
471,126		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	423,126	0.2
78,471		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.256%, 11/25/35	44,893	0.0
122,427		CHL Mortgage Pass-Through Trust 2005-17 1A8, 5.500%, 09/25/35	122,072	0.1
105,780		CHL Mortgage Pass-Through Trust 2005-J4 A7, 5.500%, 11/25/35	104,232	0.1
35,187	#	Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2007-RS1 A2, 1.256%, 01/27/37	94,930	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.156%, 01/25/24	106,715	0.1
320,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.656%, 07/25/24	321,614	0.1
400,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.756%, 07/25/24	401,489	0.2
1,780,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.656%, 11/25/24	1,934,926	0.9
80,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.756%, 05/25/25	83,526	0.0

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

500,000		Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.756%, 07/25/25	539,551	0.2
122,747		Fannie Mae REMIC Trust 2005-74 DK, 20.976%, 07/25/35	168,540	0.1
165,645		Fannie Mae REMIC Trust 2005-87 SB, 21.061%, 10/25/35	285,353	0.1
387,165		Fannie Mae REMIC Trust 2006-104 ES, 29.670%, 11/25/36	688,119	0.3
1,759,907	^	Fannie Mae REMIC Trust 2007-89 SB, 5.794%, 09/25/37	322,825	0.1
2,870,295	^	Fannie Mae REMIC Trust 2007-94 SG, 5.694%, 10/25/37	528,201	0.2
248,774		Fannie Mae REMIC Trust 2010-109 SN, 21.145%, 10/25/40	557,200	0.3
5,234,621	^	Fannie Mae REMIC Trust 2011-55 SK, 5.804%, 06/25/41	1,003,892	0.4
602,582	^	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	10,584	0.0
4,159,677	^	Fannie Mae REMIC Trust 2011-86 NS, 5.194%, 09/25/41	663,788	0.3
3,193,101	^	Fannie Mae REMIC Trust 2012-10 US, 5.694%, 02/25/42	482,383	0.2
1,963,455	^	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/42	320,021	0.1
6,553,427	^	Fannie Mae REMIC Trust 2012-133 PS, 5.444%, 03/25/42	980,715	0.4
2,963,226	^	Fannie Mae REMIC Trust 2012-144 SB, 5.344%, 01/25/43	693,963	0.3
6,767		Fannie Mae, 1.156%, 11/25/33	6,774	0.0
7,224		Fannie Mae, 1.236%, 10/18/32	7,260	0.0
32,010		Fannie Mae, 1.756%, 12/25/32	32,802	0.0
3,339		Fannie Mae, 1.756%, 04/25/32	3,426	0.0
10,851		Fannie Mae, 1.756%, 04/25/32	11,133	0.0
32,006		Fannie Mae, 1.756%, 09/25/32	32,798	0.0
1,039,896	^	Fannie Mae, 3.500%, 08/25/33	154,649	0.1
657,315	^	Fannie Mae, 3.500%, 08/25/43	145,279	0.1
2,032,743	^	Fannie Mae, 3.000%, 06/25/33	272,276	0.1
109,676		Fannie Mae, 4.500%, 08/25/25	115,339	0.1
2,579,901	^	Fannie Mae, 5.184%, 01/25/38	448,142	0.2
3,731,908	^	Fannie Mae, 5.224%, 11/25/41	716,467	0.3
22,763	^	Fannie Mae, 5.500%, 06/25/35	5,126	0.0
54,786	^	Fannie Mae, 5.500%, 07/25/33	12,096	0.0

208,781		Fannie Mae, 5.000%, 07/25/40	219,231	0.1
113,915	^	Fannie Mae, 5.784%, 06/25/37	21,514	0.0
348,530	^	Fannie Mae, 5.814%, 06/25/36	62,907	0.0
20,479	^	Fannie Mae, 5.994%, 05/25/35	3,388	0.0
23,903		Fannie Mae, 6.000%, 01/25/32	26,917	0.0
103,563	^	Fannie Mae, 6.000%, 12/25/32	23,238	0.0
44,730	^	Fannie Mae, 6.000%, 02/25/33	9,758	0.0
52,899	^	Fannie Mae, 6.000%, 03/25/33	12,300	0.0
43,640	^	Fannie Mae, 6.000%, 03/25/33	11,183	0.0
27,013	^	Fannie Mae, 6.344%, 06/25/23	2,777	0.0
111,587	^	Fannie Mae, 6.474%, 09/25/36	22,713	0.0
25,575		Fannie Mae, 6.500%, 11/25/29	29,399	0.0
181,173	^	Fannie Mae, 6.500%, 02/25/32	41,815	0.0
17,328		Fannie Mae, 6.500%, 04/25/29	19,622	0.0
28,089		Fannie Mae, 6.500%, 04/25/32	31,697	0.0
170,702	^	Fannie Mae, 6.794%, 10/25/33	37,898	0.0
20,492	^	Fannie Mae, 6.874%, 03/25/23	214	0.0
24,157	^	Fannie Mae, 6.000%, 09/25/35	5,367	0.0
61,750	^	Fannie Mae, 6.994%, 02/25/32	13,728	0.0
112,685	^	Fannie Mae, 6.994%, 07/25/31	24,949	0.0
39,387	^	Fannie Mae, 7.194%, 07/25/32	8,211	0.0
32,992	^	Fannie Mae, 7.000%, 02/25/28	7,631	0.0
1,215,417	^	Fannie Mae, 7.264%, 12/18/32	265,270	0.1
40,341	^	Fannie Mae, 7.000%, 03/25/33	11,034	0.0
30,954	^	Fannie Mae, 7.000%, 04/25/33	7,464	0.0
217,418	^	Fannie Mae, 7.500%, 01/25/24	40,176	0.0
30,637		Fannie Mae, 8.000%, 05/25/43	34,761	0.0
61,202		Fannie Mae, 21.427%, 06/25/36	95,249	0.0
20,972		Fannie Mae, 21.794%, 03/25/36	31,223	0.0
44,601		Fannie Mae, 24.833%, 04/25/35	75,897	0.0
12,897,440	^	Freddie Mac 3502 DL, 5.296%, 01/15/39	2,278,766	1.0
3,673,619	^	Freddie Mac REMIC Trust 3505 SA, 5.296%, 01/15/39	611,050	0.3
4,294,538	^	Freddie Mac REMIC Trust 3702 S, 3.746%, 05/15/36	393,713	0.2
4,214,389	^	Freddie Mac REMIC Trust 3710 SL, 5.296%, 05/15/36	333,978	0.2
592,487	^	Freddie Mac REMIC Trust 3803 SG, 5.896%, 08/15/28	28,308	0.0

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

4,067,833	^	Freddie Mac REMIC Trust 3925 SD, 5.346%, 07/15/40	584,925	0.3
2,012,292	^	Freddie Mac REMIC Trust 4136 SW, 5.546%, 11/15/32	365,246	0.2
853,151	^	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/43	159,219	0.1
13,229,759	^	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	2,415,533	1.1
1,565,159	^	Freddie Mac Series 4120 IK, 3.000%, 10/15/32	210,042	0.1
530,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.256%, 02/25/24	578,732	0.3
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.756%, 08/25/24	416,823	0.2
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.306%, 10/25/24	1,178,106	0.5
340,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.506%, 10/25/24	369,394	0.2
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.456%, 04/25/28	108,282	0.1
170,673		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.956%, 03/25/25	172,229	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	200,669	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.606%, 03/25/29	200,313	0.1
35,286		Freddie Mac, 1.154%, 02/15/29	35,386	0.0
44,417		Freddie Mac, 1.204%, 01/15/33	44,624	0.0
11,300		Freddie Mac, 1.204%, 03/15/32	11,361	0.0
8,922		Freddie Mac, 1.654%, 02/15/32	9,180	0.0
17,075		Freddie Mac, 1.654%, 08/15/31	17,573	0.0
9,945		Freddie Mac, 1.704%, 02/15/32	10,195	0.0
9,695		Freddie Mac, 1.704%, 02/15/32	9,939	0.0
13,900		Freddie Mac, 1.704%, 03/15/32	14,254	0.0
484,005		Freddie Mac, 5.000%, 11/15/34	526,277	0.2
561,789		Freddie Mac, 5.000%, 02/15/34	613,676	0.3
1,433,294	^	Freddie Mac, 5.246%, 10/15/36	193,974	0.1
103,087	^	Freddie Mac, 5.446%, 07/15/35	14,282	0.0
136,953		Freddie Mac, 5.000%, 09/15/23	145,993	0.1

74,017		Freddie Mac, 6.500%, 02/15/32	85,022	0.0
49,972		Freddie Mac, 6.500%, 06/15/32	58,296	0.0
38,623		Freddie Mac, 6.750%, 02/15/24	42,186	0.0
123,094	^	Freddie Mac, 6.946%, 03/15/29	23,139	0.0
113,968	^	Freddie Mac, 6.996%, 03/15/29	20,559	0.0
13,235	^	Freddie Mac, 7.000%, 03/15/28	3,106	0.0
70,732	^	Freddie Mac, 7.000%, 04/15/28	15,516	0.0
66,016		Freddie Mac, 7.500%, 09/15/22	72,100	0.0
80,709		Freddie Mac, 7.000%, 09/15/26	89,457	0.0
166,309	^	Freddie Mac, 8.246%, 08/15/29	37,206	0.0
86,293		Freddie Mac, 8.000%, 05/15/35	99,227	0.0
1,286		Freddie Mac, 21.802%, 06/15/34	1,319	0.0
21,449		Freddie Mac, 22.169%, 08/15/35	33,171	0.0
576,790		Ginnie Mae Series 2007-8 SP, 19.652%, 03/20/37	893,897	0.4
5,003,597	^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	317,050	0.1
3,368,343	^	Ginnie Mae Series 2010-68 MS, 5.111%, 06/20/40	527,455	0.2
2,257,048	^	Ginnie Mae Series 2012-97 SC, 5.993%, 07/16/41	419,362	0.2
317,284		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.966%, 04/25/36	268,713	0.1
102,001		GSR Mortgage Loan Trust 2005-AR6 1A4, 3.070%, 09/25/35	105,816	0.1
809,671		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.966%, 04/25/46	670,487	0.3
720,699		JP Morgan Mortgage Trust 2005-A4 B1, 3.091%, 07/25/35	619,035	0.3
143,489		JP Morgan Mortgage Trust 2007-A1 7A1, 3.137%, 07/25/35	142,111	0.1
189,596		Lehman XS Trust Series 2005-5N 1A2, 1.116%, 11/25/35	148,772	0.1
155,425		MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 3.188%, 04/25/36	143,756	0.1
2,998,433		RALI Series 2006-QO1 Trust, 2.371%, 02/25/46	334,386	0.2
1,044		RALI Series Trust 2005-QA4 A32, 3.510%, 04/25/35	33	0.0
853,229		TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/37	578,931	0.3
10,373,614	^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.437%, 08/25/45	414,157	0.2

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

	69,972	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.850%, 10/25/36	61,520	0.0
	1,093,899	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 2.648%, 12/25/36	1,007,584	0.4
	272,248	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.804%, 08/25/46	238,751	0.1
	513,329	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.676%, 12/25/36	474,029	0.2
	145,537	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.361%, 04/25/37	127,152	0.1
	188,519	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.186%, 06/25/37	139,503	0.1
	80,123	Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 3.040%, 02/25/34	81,551	0.0
	333,072	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.048%, 10/25/36	318,144	0.1
	71,839	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 3.048%, 10/25/36	68,619	0.0
	384,562	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.089%, 05/25/36	366,972	0.2
	361,278	Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 3.087%, 04/25/36	353,689	0.2

		Total Collateralized Mortgage Obligations (Cost $35,735,286)	38,170,195	16.7

STRUCTURED PRODUCTS: 0.0%
		Russia: 0.0%
RUB	5,671,358	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 4.650%, 08/22/34	40,792	0.0

		Total Structured Products (Cost $202,246)	40,792	0.0

FOREIGN GOVERNMENT BONDS: 14.0%
		Austria: 1.5%
EUR	3,000,000	# Republic of Austria Government Bond, 1.650%, 10/21/24	3,541,347	1.5

			Belgium: 7.2%
EUR	15,100,000	#	Kingdom of Belgium Government Bond, 0.800%, 06/22/25	16,478,421	7.2

			Brazil: 0.3%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	666,280	0.3

			Germany: 0.1%
EUR	130,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	192,681	0.1
EUR	10,000		Bundesrepublik Deutschland, 2.000%, 08/15/23	12,131	0.0
				204,812	0.1

			Italy: 2.8%
EUR	4,900,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	6,364,202	2.8

			Russia: 0.4%
RUB	51,720,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	825,564	0.4

			Spain: 1.7%
EUR	3,500,000	#	Spain Government Bond, 1.950%, 04/30/26	3,886,552	1.7

		Total Foreign Government Bonds (Cost $32,935,157)		31,967,178	14.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.4%
			Federal Home Loan Mortgage Corporation: 0.7%##
	256,971		4.000%, due 09/01/45	270,147	0.1
	406,183		4.000%, due 09/01/45	427,082	0.2
	228,089		4.000%, due 09/01/45	239,833	0.1
	144,074		4.000%, due 09/01/45	151,488	0.1
	303,934		4.000%, due 05/01/46	319,599	0.2
	3,473		5.000%, due 01/01/20	3,612	0.0
	14,429		5.000%, due 02/01/20	15,045	0.0
	14,933		5.000%, due 12/01/34	16,338	0.0
	4,178		5.500%, due 01/01/18	4,250	0.0
	49,550		6.000%, due 02/01/34	56,715	0.0
	357		6.500%, due 04/01/18	360	0.0
	10,457		6.500%, due 02/01/22	11,599	0.0
	11,868		6.500%, due 09/01/22	13,217	0.0
	3,953		6.500%, due 08/01/32	4,491	0.0
	7,233		6.500%, due 07/01/34	8,176	0.0
	6,693		6.500%, due 07/01/34	7,562	0.0
				1,549,514	0.7

			Federal National Mortgage Association: 0.7%##
	83,577		2.500%, due 06/01/30	83,809	0.0
	123,054		2.500%, due 06/01/30	123,395	0.1
	51,004		2.500%, due 07/01/30	51,145	0.0
	234,791		3.058%, due 10/01/36	248,662	0.1
	248,848		4.000%, due 05/01/45	261,896	0.1
	99,602		5.000%, due 06/01/41	108,701	0.1
	9,870		5.500%, due 09/01/19	10,221	0.0
	9,206		5.500%, due 09/01/19	9,509	0.0
	33,608		5.500%, due 09/01/24	37,371	0.0
	4,480		6.000%, due 05/01/21	4,701	0.0
	124,710		6.000%, due 11/01/34	142,287	0.1
	194,661		6.000%, due 04/01/35	222,097	0.1
	89,065		6.500%, due 12/01/29	101,853	0.1

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

36,949		6.500%, due 01/01/34	42,396	0.0
1,082		7.000%, due 04/01/33	1,254	0.0
25,867		7.500%, due 09/01/32	31,443	0.0
64,813		7.500%, due 01/01/33	77,963	0.0
			1,558,703	0.7

		Government National Mortgage Association: 0.0%
54,178		5.000%, due 04/15/34	59,904	0.0
21,636		6.500%, due 02/20/35	25,406	0.0
			85,310	0.0

	Total U.S. Government Agency Obligations (Cost $3,124,965)		3,193,527	1.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.3%
		United States: 8.3%
810,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.549%, 06/10/49	820,858	0.4
450,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.602%, 06/10/49	451,543	0.2
390,000		Banc of America Commercial Mortgage Trust 2007-3 C, 5.602%, 06/10/49	387,250	0.2
540,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.814%, 02/10/51	544,612	0.2
8,020,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	359,850	0.2
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/41	458,185	0.2
71,656		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.124%, 10/12/42	71,577	0.0
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.714%, 04/12/38	131,521	0.1
410,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.887%, 06/11/50	413,114	0.2
448,655	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	450,007	0.2
1,885,802	^	CD 2016-CD1 Mortgage Trust, 1.446%, 08/10/49	186,287	0.1
280,000	#	Citigroup Commercial Mortgage Trust 2016-GC36, 2.850%, 02/10/49	193,479	0.1
680,000	#	COMM 2004-LB2A H, 6.067%, 03/10/39	721,045	0.3
10,479,540	#,^	COMM 2012 - LTRT XA, 1.030%, 10/05/30	464,116	0.2
4,005,394	^	COMM 2012-CR1 XA, 2.023%, 05/15/45	289,136	0.1
6,512,726	^	COMM 2013-LC6 XA, 1.683%, 01/10/46	360,277	0.2
4,348,928	^	COMM 2014-CR17 XA, 1.163%, 05/10/47	234,058	0.1

200,000	#	COMM 2015-CR27 D, 3.472%, 10/10/48	152,888	0.1
240,000		COMM 2015-PC1 D, 4.443%, 07/10/50	175,359	0.1
453,068	#	Commercial Mortgage Trust 2004-GG1 F, 6.361%, 06/10/36	455,091	0.2
104,264	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	104,219	0.0
12,974	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	12,954	0.0
300,000	#	CSAIL 2016-C7 Commercial Mortgage Trust, 4.394%, 11/15/49	213,452	0.1
2,207,120	#,^	DBUBS 2011-LC1A XA, 0.748%, 11/10/46	48,588	0.0
210,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	215,077	0.1
565,385	#	EQTY 2014-INNS Mortgage Trust, 4.216%, 05/08/31	554,567	0.2
3,560,000	^	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.631%, 11/25/44	565,953	0.2
9,125,089	^	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	217,966	0.1
4,423,190	^	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.619%, 08/25/40	166,070	0.1
42,116,459	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	165,189	0.1
12,349	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.463%, 05/10/43	12,307	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	81,374	0.0
2,801,170	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.386%, 05/10/45	207,150	0.1
75,000	#	GS Mortgage Securities Trust 2016-GS3, 2.620%, 10/10/49	53,784	0.0
13,641,502	^	JPMBB Commercial Mortgage Securities Trust 2014-C24 XA, 1.072%, 11/15/47	682,060	0.3
250,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	240,731	0.1
434,785		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	434,389	0.2
2,940,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	52,915	0.0

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

175,811	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.571%, 10/15/37	175,697	0.1
270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.373%, 06/12/41	260,846	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.753%, 06/15/49	464,875	0.2
7,205,245	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.660%, 06/15/45	414,954	0.2
360,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	362,037	0.2
360,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	344,684	0.2
50,000		LB-UBS Commercial Mortgage Trust 2006-C4 C, 5.872%, 06/15/38	50,052	0.0
780,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.872%, 06/15/38	780,780	0.3
390,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1 E, 6.750%, 11/15/26	397,513	0.2
310,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.235%, 10/15/42	303,423	0.1
865,000	#	Morgan Stanley Capital I Trust 2011-C1 C, 5.432%, 09/15/47	945,019	0.4
570,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	610,079	0.3
460,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	491,264	0.2
290,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	267,522	0.1
6,404,433	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.043%, 08/10/49	496,505	0.2
5,896,031	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.018%, 10/15/45	419,426	0.2
50,000	#	Wells Fargo Commercial Mortgage Trust 2016-C34, 5.030%, 06/15/49	40,250	0.0
7,230,000	^	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.047%, 12/15/49	455,842	0.2
3,892,934	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.989%, 08/15/45	285,475	0.1

	Total Commercial Mortgage-Backed Securities (Cost $18,996,542)		18,915,241	8.3

U.S. TREASURY OBLIGATIONS: 9.1%
		U.S. Treasury Bonds: 2.0%
830,000		2.000%, due 11/15/26	797,403	0.3
4,597,000	L	2.250%, due 08/15/46	3,855,555	1.7
			4,652,958	2.0

		U.S. Treasury Notes: 7.1%
95,000	L	1.000%, due 11/30/18	94,687	0.1
30,000		1.250%, due 10/31/21	29,065	0.0
106,000		1.375%, due 12/15/19	105,697	0.1
220,000		1.625%, due 10/31/23	211,432	0.1
10,414,000	L	1.750%, due 11/30/21	10,327,377	4.5
5,360,000		2.125%, due 11/30/23	5,318,605	2.3
			16,086,863	7.1

	Total U.S. Treasury Obligations (Cost $20,769,816)		20,739,821	9.1

ASSET-BACKED SECURITIES: 4.2%
		Cayman Islands: 3.8%
350,000	#	ALM VII R-2 Ltd., 2.887%, 10/15/27	349,966	0.1
240,000	#	Apidos CLO XI, 2.834%, 01/17/28	240,233	0.1
210,000	#	Apidos CLO XVII, 2.733%, 04/17/26	210,000	0.1
370,000	#	Apidos CLO XVII, 3.383%, 04/17/26	370,000	0.2
640,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.690%, 07/28/25	640,061	0.3
400,000	#	Blue Hill CLO 2013-1A B1, 2.830%, 01/15/26	400,317	0.2
510,000	#	BlueMountain CLO 2012-2 Ltd., 2.784%, 11/20/28	509,993	0.2
330,000	#	BlueMountain CLO 2014-4 Ltd., 2.737%, 11/30/26	329,996	0.1
300,000	#	BlueMountain CLO 2014-4 Ltd., 3.437%, 11/30/26	299,994	0.1
1,000,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	995,688	0.4
640,000	#	Bristol Park CLO Ltd., 2.784%, 04/15/29	639,989	0.3
210,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	210,591	0.1
290,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.780%, 01/20/29	289,998	0.1
620,000	#	Carlyle US CLO 2016-4 Ltd., 2.732%, 10/20/27	619,987	0.3
520,000	#	Dryden 33 Senior Loan Fund 2014-33A BR, 2.636%, 10/15/28	521,187	0.2
1,300,000	#	Madison Park Funding Ltd. 2007-6A C, 1.884%, 07/26/21	1,274,385	0.6
160,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	159,999	0.1
250,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	249,997	0.1
420,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/20/28	419,987	0.2
			8,732,368	3.8

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		United States: 0.4%
387,880		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.204%, 03/25/36	278,276	0.1
640,000	#	OHA Loan Funding Ltd. 2016-1A B1, 2.686%, 01/20/28	639,987	0.3
			918,263	0.4

	Total Asset-Backed Securities (Cost $9,629,572)		9,650,631	4.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		United States: 0.0%
43,083	@,L	American Media, Inc.	–	–
4,988	@,L	Resolute Forest Products, Inc.	26,686	0.0

	Total Common Stock (Cost $1,298,013)		26,686	0.0

MUTUAL FUNDS: 21.1%
		United States: 21.1%
1,016,577		Voya Emerging Markets Corporate Debt Fund - Class P	9,840,467	4.3
1,543,413		Voya Emerging Markets Hard Currency Debt Fund - Class P	14,492,650	6.3
2,978,583		Voya Emerging Markets Local Currency Debt Fund - Class P	21,177,722	9.3
336,040		Voya High Yield Bond Fund - Class P	2,701,759	1.2

	Total Mutual Funds (Cost $57,285,247)		48,212,598	21.1

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 8.9%
		Options on Currencies: 0.3%
49,600,000	@	Call USD vs. Put JPY, Strike @ 120.000, Exp. 03/17/17 Counterparty: Bank of America N.A.	558,589	0.3

		OTC Interest Rate Swaptions: 8.6%
19,100,000	@	Call on 20-year Interest Rate Swap, Receive a fixed rate equal to 2.610% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/17/23 Counterparty: Goldman Sachs International	1,760,489	0.8
15,950,000	@	Call on 30-year Interest Rate Swap, Receive a fixed rate equal to 2.540% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/16/21 Counterparty: Goldman Sachs International	1,767,671	0.8

283,200,000	@	Put on 10-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.710%, Exp. 11/15/17 Counterparty: Bank of America N.A.	5,933,751	2.6
19,100,000	@	Put on 20-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.610%, Exp. 11/17/23 Counterparty: Goldman Sachs International	2,229,128	1.0
15,950,000	@	Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.540%, Exp. 11/16/21 Counterparty: Goldman Sachs International	2,395,374	1.0
495,600,000	@	Put on 5-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.423%, Exp. 11/15/17 Counterparty: Bank of America N.A.	5,561,875	2.4
			19,648,288	8.6

	Total Purchased Options (Cost $17,436,386)		20,206,877	8.9

	Total Long-Term Investments (Cost $248,802,618)		242,995,737	106.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.4%
		Corporate Bonds/Notes: 0.2%
265,000	#	Barclays Bank PLC, 6.050%, 12/04/17	273,873	0.1
258,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	259,469	0.1
			533,342	0.2

		U.S. Government Agency Obligations: 0.0%
1,879		Fannie Mae, 6.000%, 06/01/17	1,890	0.0
15		Fannie Mae, 7.000%, 11/01/17	15	0.0
			1,905	0.0

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

	Securities Lending Collateralcc: 6.9%
3,736,204	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,736,413, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,811,145, due 12/31/17-10/20/46)	3,736,204	1.6
3,736,204	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,736,409, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,810,928, due 01/25/17-10/20/66)	3,736,204	1.6
3,736,204	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,736,417, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,810,928, due 03/02/17-02/01/49)	3,736,204	1.7
786,391	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $786,434, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $802,119, due 10/31/18-11/30/22)	786,391	0.4
3,736,204	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,736,409, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,810,928, due 01/15/17-08/20/66)	3,736,204	1.6
		15,731,207	6.9

	Collateralized Mortgage Obligations: 0.0%
173	Fannie Mae, 6.000%, 03/25/17	175	0.0

	1,024		Freddie Mac, 6.000%, 05/15/17	1,038	0.0
				1,213	0.0

			Foreign Government Bonds: 0.4%
EUR	10,000	Z	Bundesschatzanweisungen, -0.810%, 12/15/17	10,609	0.0
EUR	830,000	Z	Bundesschatzanweisungen, -0.930%, 06/16/17	877,425	0.4
				888,034	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
4,318,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $4,318,000)	4,318,000	1.9

	Total Short-Term Investments (Cost $21,510,566)	21,473,701	9.4

	Total Investments in Securities (Cost $270,313,184)	$264,469,438	115.8
	Liabilities in Excess of Other Assets	(36,072,350)	(15.8)
	Net Assets	$228,397,088	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
±	Defaulted security
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Cost for federal income tax purposes is $270,151,431.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,774,906
Gross Unrealized Depreciation	(13,456,899)

Net Unrealized Depreciation	$(5,681,993)

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Consumer Discretionary: 7.6%
15,936		Advance Auto Parts, Inc.	2,695,096	0.7
28,320		Camping World Holdings, Inc.	922,949	0.3
33,188		Carnival Corp.	1,727,767	0.5
1,898	@	Cavco Industries, Inc.	189,515	0.0
18,492	@	Century Communities, Inc.	388,332	0.1
94,065		ClubCorp Holdings, Inc.	1,349,833	0.4
42,778		CST Brands, Inc.	2,059,761	0.6
7,143		Culp, Inc.	265,362	0.1
37,031		Delphi Automotive PLC	2,494,038	0.7
4,581	L	Destination Maternity Corp.	23,684	0.0
3,704		Entercom Communications Corp.	56,671	0.0
299,744		Entravision Communications Corp.	2,098,208	0.6
77,158	@	Gray Television, Inc.	837,164	0.2
73,576		Honda Motor Co., Ltd. ADR	2,147,683	0.6
18,682	@	Malibu Boats, Inc.	356,453	0.1
33,631	@	MarineMax, Inc.	650,760	0.2
33,320		Mattel, Inc.	917,966	0.3
37,916		MCBC Holdings, Inc.	552,815	0.1
25,738		Peak Resorts, Inc.	142,846	0.0
15,484	L	Penske Auto Group, Inc.	802,691	0.2
96,120		Pulte Group, Inc.	1,766,686	0.5
13,714		Ralph Lauren Corp.	1,238,648	0.3
18,792	@	Red Robin Gourmet Burgers, Inc.	1,059,869	0.3
33,029		Target Corp.	2,385,685	0.7
27,103	@	Townsquare Media, Inc.	282,142	0.1
			27,412,624	7.6

		Consumer Staples: 4.6%
86,835		Conagra Brands, Inc.	3,434,324	0.9
30,921		General Mills, Inc.	1,909,990	0.5
21,850	@,L	Inventure Foods, Inc.	215,223	0.1
12,497		JM Smucker Co.	1,600,366	0.4
27,755		Kellogg Co.	2,045,821	0.6
23,856	@	Lamb Weston Holdings, Inc.	902,950	0.2
18,624		Mead Johnson Nutrition Co.	1,317,834	0.4
69,698		Mondelez International, Inc.	3,089,712	0.9
37,440		Sysco Corp.	2,073,053	0.6
			16,589,273	4.6

		Energy: 10.2%
28,788		Aegean Marine Petroleum Network, Inc.	292,198	0.1
46,964		Anadarko Petroleum Corp.	3,274,800	0.9
81,107	L	Ardmore Shipping Corp.	600,192	0.2
60,078		Baker Hughes, Inc.	3,903,268	1.1
14,474	@	Callon Petroleum Co.	222,465	0.1
7,022		Cimarex Energy Co.	954,290	0.3
56,061	@	Contango Oil & Gas Co.	523,610	0.1
51,913		Devon Energy Corp.	2,370,867	0.6
10,905	@	Dril-Quip, Inc.	654,845	0.2
5,968	@,L	Earthstone Energy, Inc.	82,000	0.0
61,335		EQT Corp.	4,011,309	1.1
22,905	L	Euronav NV	182,095	0.0
30,886	@,L	Extraction Oil & Gas, Inc.	618,955	0.2
15,801	@	FMC Technologies, Inc.	561,410	0.2
86,322	L	Frank's International N.V.	1,062,624	0.3
36,694		Halliburton Co.	1,984,778	0.5
126,462		Imperial Oil Ltd.	4,399,538	1.2
36,833	@,L	Mammoth Energy Services, Inc.	559,862	0.1
17,615	@	Matrix Service Co.	399,861	0.1
58,936		National Oilwell Varco, Inc.	2,206,564	0.6
100,791		Noble Energy, Inc.	3,836,105	1.1
41,623		Occidental Petroleum Corp.	2,964,806	0.8
105,897		Scorpio Tankers, Inc.	479,713	0.1
13,270	L	Spectra Energy Partners L.P.	608,297	0.2
22,730	@,L	WildHorse Resource Development Corp.	331,858	0.1
			37,086,310	10.2

		Financials: 25.4%
16,881		Aflac, Inc.	1,174,918	0.3
48,110		Allied World Assurance Co. Holdings Ltd.	2,583,988	0.7
13,171		Allstate Corp.	976,235	0.3
19,800		Ameriprise Financial, Inc.	2,196,612	0.6
62,049	L	Ares Management L.P.	1,191,341	0.3
22,298	@	Atlas Financial Holdings, Inc.	402,479	0.1
19,499	L	Bank of Hawaii Corp.	1,729,366	0.5
50,408		Bank of the Ozarks, Inc.	2,650,957	0.7
61,494		BankUnited, Inc.	2,317,709	0.6
69,378		BB&T Corp.	3,262,154	0.9
11,270		Blackstone Mortgage Trust, Inc.	338,889	0.1
55,961		Boston Private Financial Holdings, Inc.	926,155	0.3
47,199		Brown & Brown, Inc.	2,117,347	0.6
75,437		Capital Bank Financial Corp.	2,960,902	0.8
154,697		Capitol Federal Financial, Inc.	2,546,313	0.7
26,976		Chubb Ltd.	3,564,069	1.0
28,296		Comerica, Inc.	1,927,241	0.5
47,608		Commerce Bancshares, Inc.	2,752,218	0.8
99,226		Compass Diversified Holdings	1,776,145	0.5
730		Endurance Specialty Holdings Ltd.	67,452	0.0
26,552	@	FCB Financial Holdings, Inc.	1,266,530	0.3
11,997		First Financial Bankshares, Inc.	542,264	0.2
21,850	L	First Hawaiian, Inc.	760,817	0.2

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

95,600		FNB Corp.	1,532,468	0.4
25,050		Hanover Insurance Group, Inc.	2,279,800	0.6
6,002		Infinity Property & Casualty Corp.	527,576	0.1
88,353		Invesco Ltd.	2,680,630	0.7
15,285		James River Group Holdings Ltd.	635,092	0.2
15,872		Kinsale Capital Group, Inc.	539,807	0.1
41,621		LegacyTexas Financial Group, Inc.	1,792,200	0.5
17,718		M&T Bank Corp.	2,771,627	0.8
33,923		Metlife, Inc.	1,828,110	0.5
18,003		MFA Financial, Inc.	137,363	0.0
14,275		New Residential Investment Corp.	224,403	0.1
88,069		Northern Trust Corp.	7,842,544	2.2
4,952		PacWest Bancorp	269,587	0.1
28,372		PNC Financial Services Group, Inc.	3,318,389	0.9
22,856		ProAssurance Corp.	1,284,507	0.4
10,044		Prosperity Bancshares, Inc.	720,958	0.2
22,385		Reinsurance Group of America, Inc.	2,816,705	0.8
14,314		RLI Corp.	903,643	0.2
9,408		Southside Bancshares, Inc.	354,399	0.1
26,183		State Street Corp.	2,034,943	0.6
34,206		SunTrust Banks, Inc.	1,876,199	0.5
23,563		T. Rowe Price Group, Inc.	1,773,351	0.5
21,767	@	Texas Capital Bancshares, Inc.	1,706,533	0.5
11,827		Torchmark Corp.	872,360	0.2
85,773		Two Harbors Investment Corp.	747,941	0.2
41,201		UMB Financial Corp.	3,177,421	0.9
57,952		Unum Group	2,545,831	0.7
31,425		Validus Holdings Ltd.	1,728,689	0.5
38,779	L	Westamerica Bancorp.	2,440,362	0.7
14,793	@	Western Alliance Bancorp.	720,567	0.2
			92,116,106	25.4

		Health Care: 7.7%
39,153		Abbott Laboratories	1,503,867	0.4
44,233	@	AMN Healthcare Services, Inc.	1,700,759	0.5
37,389		Baxter International, Inc.	1,657,828	0.5
24,927		Cardinal Health, Inc.	1,793,996	0.5
18,172	@	Express Scripts Holding Co.	1,250,052	0.3
10,207	@	HCA Holdings, Inc.	755,522	0.2
94,142	@	LifePoint Health, Inc.	5,347,266	1.5
3,092	@	Magellan Health, Inc.	232,673	0.1
9,707		McKesson Corp.	1,363,348	0.4
24,362		Owens & Minor, Inc.	859,735	0.2
54,455	@	PharMerica Corp.	1,369,543	0.4
29,970	@	Providence Service Corp.	1,140,359	0.3
22,756		Quest Diagnostics, Inc.	2,091,276	0.6
24,583		STERIS PLC	1,656,648	0.4
9,336		Utah Medical Products, Inc.	679,194	0.2
43,768		Zimmer Biomet Holdings, Inc.	4,516,858	1.2
			27,918,924	7.7

		Industrials: 14.5%
5,630		Albany International Corp.	260,669	0.1
22,582		Apogee Enterprises, Inc.	1,209,492	0.3
22,249		Brink's Co.	917,771	0.2
11,419	@	Clean Harbors, Inc.	635,467	0.2
19,141	@	Continental Building Products, Inc.	442,157	0.1
46,829	@	CSW Industrials, Inc.	1,725,649	0.5
62,799		CSX Corp.	2,256,368	0.6
15,177		Cummins, Inc.	2,074,241	0.6
7,105		Deluxe Corp.	508,789	0.1
17,376	@	DXP Enterprises, Inc.	603,642	0.2
8,991	@,L	Dycom Industries, Inc.	721,887	0.2
32,074		Emerson Electric Co.	1,788,126	0.5
15,893		EnPro Industries, Inc.	1,070,552	0.3
30,112		Global Brass & Copper Holdings, Inc.	1,032,842	0.3
27,230	@	GMS, Inc.	797,294	0.2
32,965		Graham Corp.	730,175	0.2
30,525		Harsco Corp.	415,140	0.1
129,761		Heartland Express, Inc.	2,641,934	0.7
12,369		Hexcel Corp.	636,261	0.2
25,995		Hubbell, Inc.	3,033,617	0.8
40,991		Ingersoll-Rand PLC - Class A	3,075,965	0.8
92,284	@	Innerworkings, Inc.	908,997	0.2
40,327		Interface, Inc.	748,066	0.2
14,453		ITT, Inc.	557,452	0.2
163,917		Johnson Controls International plc	6,751,741	1.9
91,782		Koninklijke Philips NV	2,805,961	0.8
19,663		Korn/Ferry International	578,682	0.2
10,870		Multi-Color Corp.	843,512	0.2
36,604	@	NCI Building Systems, Inc.	572,853	0.2
19,562	@	On Assignment, Inc.	863,858	0.2
6,973		Oshkosh Corp.	450,526	0.1
9,590		Parker Hannifin Corp.	1,342,600	0.4
21,670	@	PGT Innovations, Inc.	248,122	0.1
16,730		Raven Industries, Inc.	421,596	0.1
54,347		Republic Services, Inc.	3,100,496	0.9
31,730	@	Rexnord Corp.	621,591	0.2
9,413		Rockwell Automation, Inc.	1,265,107	0.3
60,847		Textron, Inc.	2,954,730	0.8
7,152		Valmont Industries, Inc.	1,007,717	0.3
			52,621,645	14.5

		Information Technology: 9.4%
125,577		Applied Materials, Inc.	4,052,370	1.1
36,456	@	BroadSoft, Inc.	1,503,810	0.4
39,421	@	Cray, Inc.	816,015	0.2
39,975		CSRA, Inc.	1,272,804	0.3
117,934		Cypress Semiconductor Corp.	1,349,165	0.4
95,104		EVERTEC, Inc.	1,688,096	0.5
160,225	@	Exar Corp.	1,727,226	0.5
9,703	@	IPG Photonics Corp.	957,783	0.3
78,993	@	Keysight Technologies, Inc.	2,888,774	0.8

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

61,326	@	Kulicke & Soffa Industries, Inc.	978,150	0.3
23,484		Lam Research Corp.	2,482,963	0.7
78,585		Maxim Integrated Products	3,031,023	0.8
18,569		Mentor Graphics Corp.	685,010	0.2
37,339		NetApp, Inc.	1,316,947	0.3
32,430	@	Netscout Systems, Inc.	1,021,545	0.3
18,634	@	OSI Systems, Inc.	1,418,420	0.4
6,606	@	Semtech Corp.	208,419	0.0
35,021		TE Connectivity Ltd.	2,426,255	0.7
100,464		Teradyne, Inc.	2,551,786	0.7
99,662	@	VeriFone Holdings, Inc.	1,767,007	0.5
			34,143,568	9.4

		Materials: 4.5%
20,394		Bemis Co., Inc.	975,241	0.3
2,917		Chase Corp.	243,715	0.1
213,590		Graphic Packaging Holding Co.	2,665,603	0.7
14,982		Innophos Holdings, Inc.	782,959	0.2
19,564		Innospec, Inc.	1,340,134	0.4
48,981		KapStone Paper and Packaging Corp.	1,080,031	0.3
18,351		Minerals Technologies, Inc.	1,417,615	0.4
175,637	@	Multi Packaging Solutions International Ltd.	2,504,584	0.7
7,495		Nucor Corp.	446,102	0.1
30,118		Sonoco Products Co.	1,587,219	0.4
64,844		WestRock Co.	3,292,130	0.9
			16,335,333	4.5

		Real Estate: 5.3%
35,098		Armada Hoffler Properties, Inc.	511,378	0.1
1,340		Boston Properties, Inc.	168,545	0.0
35,520		CareTrust REIT, Inc.	544,166	0.1
30,458		CBL & Associates Properties, Inc.	350,267	0.1
15,699		Chatham Lodging Trust	322,614	0.1
17,938		Community Healthcare Trust, Inc.	413,112	0.1
26,647		DiamondRock Hospitality Co.	307,240	0.1
48,157		Empire State Realty Trust, Inc.	972,290	0.3
1,625		EPR Properties	116,626	0.0
14,919		Four Corners Property Trust, Inc.	306,138	0.1
87,210		Host Hotels & Resorts, Inc.	1,643,036	0.5
81,333		Kite Realty Group Trust	1,909,699	0.5
44,589		Lexington Realty Trust	481,561	0.1
70,629	L	MedEquities Realty Trust, Inc.	783,982	0.2
40,415		Medical Properties Trust, Inc.	497,105	0.1
53,090		MGM Growth Properties LLC	1,343,708	0.4
9,195		Outfront Media, Inc.	228,680	0.1
97,114		Piedmont Office Realty Trust, Inc.	2,030,654	0.6
14,274		RLJ Lodging Trust	349,570	0.1
28,118		Sabra Healthcare REIT, Inc.	686,642	0.2
36,792	Summit Hotel Properties, Inc.	589,776	0.2
15,271	Sunstone Hotel Investors, Inc.	232,883	0.1
16,486	Urstadt Biddle Properties, Inc.	397,477	0.1
3,228	Welltower, Inc.	216,050	0.1
126,634	Weyerhaeuser Co.	3,810,417	1.0
		19,213,616	5.3

		Telecommunication Services: 0.5%
32,645	@ Level 3 Communications, Inc.	1,839,872	0.5

	Utilities: 5.4%
34,029	Ameren Corp.	1,785,161	0.5
19,660	Atmos Energy Corp.	1,457,789	0.4
20,199	Consolidated Edison, Inc.	1,488,262	0.4
50,313	Edison International	3,622,033	1.0
18,579	Eversource Energy	1,026,118	0.3
26,031	NorthWestern Corp.	1,480,383	0.4
56,519	PG&E Corp.	3,434,660	1.0
28,891	Spire, Inc.	1,864,914	0.5
79,688	Xcel Energy, Inc.	3,243,302	0.9
		19,402,622	5.4

	Total Common Stock
	(Cost $296,406,423)	344,679,893	95.1

EXCHANGE-TRADED FUNDS: 2.1%
7,418	iShares Russell 2000 Value Index Fund	882,297	0.2
84,591	iShares Russell Midcap Value Index Fund	6,803,654	1.9

	Total Exchange-Traded Funds
	(Cost $7,207,110)	7,685,951	2.1

PREFERRED STOCK: 0.1%
	Industrials: 0.1%
11,716	@ Rexnord Corp.	574,084	0.1

	Total Preferred Stock
	(Cost $584,581)	574,084	0.1

	Total Long-Term Investments
	(Cost $304,198,114)	352,939,928	97.3

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc: 2.0%
1,719,057	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,719,153, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,753,538, due 12/31/17-10/20/46)	1,719,057	0.4
1,719,057	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,719,151, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,753,438, due 01/25/17-10/20/66)	1,719,057	0.5
1,719,057	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,719,155, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,753,438, due 03/02/17-02/01/49)	1,719,057	0.5
361,828	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $361,848, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $369,065, due 10/31/18-11/30/22)	361,828	0.1
1,719,057	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,719,151, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,753,438, due 01/15/17-08/20/66)	1,719,057	0.5
		7,238,056	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
10,884,862	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $10,884,862)	10,884,862	3.0

	Total Short-Term Investments
	(Cost $18,122,918)	18,122,918	5.0

	Total Investments in Securities (Cost $322,321,032)	$371,062,846	102.3
	Liabilities in Excess of Other Assets	(8,487,583)	(2.3)
	Net Assets	$362,575,263	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $327,525,333.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$53,278,990
Gross Unrealized Depreciation	(9,741,477)

Net Unrealized Appreciation	$43,537,513

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 34.5%
2,790,684	@	AO World PLC	6,238,817	0.9
364,500	@	Bright Horizons Family Solutions, Inc.	25,522,290	3.6
560,000		Choice Hotels International, Inc.	31,388,000	4.4
170,000		ClubCorp Holdings, Inc.	2,439,500	0.3
202,600		Dick's Sporting Goods, Inc.	10,758,060	1.5
728,364		Manchester United PLC - Class A	10,379,187	1.5
188,200		Marriott Vacations Worldwide Corp.	15,968,770	2.3
280,845	@	Nord Anglia Education, Inc.	6,543,689	0.9
65,000	@	Panera Bread Co.	13,330,850	1.9
472,571	@	Penn National Gaming, Inc.	6,516,754	0.9
593,691	@	Pinnacle Entertainment, Inc.	8,608,519	1.2
213,000		Red Rock Resorts, Inc.	4,939,470	0.7
477,500	@	Under Armour, Inc. - Class A	13,871,375	2.0
457,001	@	Under Armour, Inc. - Class C	11,502,715	1.6
475,000		Vail Resorts, Inc.	76,622,250	10.8
			244,630,246	34.5

		Consumer Staples: 4.2%
273,000		Church & Dwight Co., Inc.	12,063,870	1.7
152,000	@	Performance Food Group Co.	3,648,000	0.5
300,000	@	Smart & Final Stores, Inc.	4,230,000	0.6
142,500	@	TreeHouse Foods, Inc.	10,287,075	1.4
			30,228,945	4.2

		Financials: 16.2%
195,000	@	Arch Capital Group Ltd.	16,826,550	2.4
275,000		Carlyle Group L.P.	4,193,750	0.6
407,500		Cohen & Steers, Inc.	13,692,000	1.9
47,000	@	Essent Group Ltd.	1,521,390	0.2
85,000		Factset Research Systems, Inc.	13,891,550	2.0
297,229		Financial Engines, Inc.	10,923,166	1.5
17,500		Kinsale Capital Group, Inc.	595,175	0.1
80,000		Moelis & Co.	2,712,000	0.4
155,000		Morningstar, Inc.	11,401,800	1.6
182,500		MSCI, Inc. - Class A	14,377,350	2.0
160,000		Oaktree Capital Group, LLC	6,000,000	0.8
278,168		Primerica, Inc.	19,235,317	2.7
			115,370,048	16.2

		Health Care: 9.2%
105,000		Bio-Techne Corp.	10,797,150	1.5
33,680	@	Glaukos Corp.	1,155,224	0.2
205,000	@	Idexx Laboratories, Inc.	24,040,350	3.4
299,978	@	Inovalon Holdings, Inc.	3,089,773	0.4

28,400	@	Mettler Toledo International, Inc.	11,887,104	1.7
47,008	@	Neogen Corp.	3,102,528	0.4
130,000		West Pharmaceutical Services, Inc.	11,027,900	1.6
			65,100,029	9.2

		Industrials: 4.3%
74,000		Air Lease Corp.	2,540,420	0.3
361,500	@	Caesarstone Ltd.	10,356,975	1.5
102,500	@	Middleby Corp.	13,203,025	1.9
65,000	@	Trex Co., Inc.	4,186,000	0.6
			30,286,420	4.3

		Information Technology: 20.9%
226,500	@	Ansys, Inc.	20,948,985	2.9
300,448	@	Benefitfocus, Inc.	8,923,306	1.3
156,500		Booz Allen Hamilton Holding Corp.	5,644,955	0.8
150,500	@	CoStar Group, Inc.	28,367,745	4.0
347,000	@	Gartner, Inc.	35,071,290	4.9
164,000	@	Guidewire Software, Inc.	8,090,120	1.1
15,000		Littelfuse, Inc.	2,276,550	0.3
338,000		MAXIMUS, Inc.	18,857,020	2.7
685,000		SS&C Technologies Holdings, Inc.	19,591,000	2.8
9,000	@	Wix.com Ltd.	400,950	0.1
			148,171,921	20.9

		Real Estate: 8.6%
15,000		Alexander's, Inc.	6,403,050	0.9
82,000		Alexandria Real Estate Equities, Inc.	9,112,660	1.3
115,000		American Assets Trust, Inc.	4,954,200	0.7
474,170		Douglas Emmett, Inc.	17,335,655	2.5
750,000		Gaming and Leisure Properties, Inc.	22,965,000	3.2
			60,770,565	8.6

		Telecommunication Services: 1.2%
921,311	@	Iridium Communications, Inc.	8,844,586	1.2

	Total Common Stock (Cost $321,947,917)		703,402,760	99.1

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
5,192,517		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
		(Cost $5,192,517)	5,192,517	0.7

	Total Short-Term Investments (Cost $5,192,517)		5,192,517	0.7

	Total Investments in Securities (Cost $327,140,434)		$708,595,277	99.8
	Assets in Excess of Other Liabilities		1,239,386	0.2
	Net Assets		$709,834,663	100.0

††	Rate shown is the 7-day yield as of December 31, 2016.

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

@	Non-income producing security.

Cost for federal income tax purposes is $333,136,898.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$390,264,615
Gross Unrealized Depreciation	(14,806,236)

Net Unrealized Appreciation	$375,458,379

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 12.5%
6,735		Advance Auto Parts, Inc.	1,139,023	0.3
41,791		Aramark	1,492,775	0.5
2,955	@	Chipotle Mexican Grill, Inc.	1,114,981	0.3
79,615		Coach, Inc.	2,788,117	0.9
128,207		Comcast Corp. – Class A	8,852,693	2.7
14,395		Expedia, Inc.	1,630,666	0.5
32,805	@	Liberty Interactive Corp. QVC Group	655,444	0.2
104,149		Lowe's Cos, Inc.	7,407,077	2.3
21,497		Marriott International, Inc.	1,777,372	0.5
32,055		McDonald's Corp.	3,901,735	1.2
63,787	@	Michaels Cos, Inc.	1,304,444	0.4
36,230		Newell Brands, Inc.	1,617,669	0.5
21,580		PVH Corp.	1,947,379	0.6
16,015		Royal Caribbean Cruises Ltd.	1,313,871	0.4
36,915		Walt Disney Co.	3,847,281	1.2
			40,790,527	12.5

		Consumer Staples: 9.2%
68,896		Coca-Cola Co.	2,856,428	0.9
84,946		CVS Health Corp.	6,703,089	2.1
118,175		Kroger Co.	4,078,219	1.2
49,043		PepsiCo, Inc.	5,131,369	1.6
98,165		Philip Morris International, Inc.	8,981,116	2.7
27,526		Walgreens Boots Alliance, Inc.	2,278,052	0.7
			30,028,273	9.2

		Energy: 7.3%
46,032		Canadian Natural Resources Ltd.	1,467,500	0.5
44,221		Chevron Corp.	5,204,812	1.6
80,477		ConocoPhillips	4,035,117	1.2
20,535		EQT Corp.	1,342,989	0.4
65,795		Exxon Mobil Corp.	5,938,657	1.8
64,110		Noble Energy, Inc.	2,440,026	0.8
39,700		Schlumberger Ltd.	3,332,815	1.0
			23,761,916	7.3

		Financials: 17.8%
14,868		Aon PLC	1,658,228	0.5
138,371		Bank of New York Mellon Corp.	6,556,018	2.0
62,142	@	Berkshire Hathaway, Inc. – Class B	10,127,903	3.1
2,576		Blackrock, Inc.	980,271	0.3
201,236		Citigroup, Inc.	11,959,456	3.7
26,130		Invesco Ltd.	792,784	0.3
132,593		JPMorgan Chase & Co.	11,441,450	3.5
196,530		Morgan Stanley	8,303,393	2.6
9,660		S&P Global, Inc.	1,038,836	0.3
89,890		Wells Fargo & Co.	4,953,838	1.5
			57,812,177	17.8

		Health Care: 14.1%
52,140		Abbott Laboratories	2,002,698	0.6
13,320	@	Alexion Pharmaceuticals, Inc.	1,629,702	0.5
13,125	@	Allergan plc	2,756,381	0.8
25,035		Anthem, Inc.	3,599,282	1.1
15,790	@	Biogen, Inc.	4,477,728	1.4
31,699		Cardinal Health, Inc.	2,281,377	0.7
32,109	@	Celgene Corp.	3,716,617	1.1
29,953		Cigna Corp.	3,995,431	1.2
11,025		Cooper Cos., Inc.	1,928,603	0.6
55,224		Johnson & Johnson	6,362,357	2.0
32,123		Medtronic PLC	2,288,121	0.7
195,545		Pfizer, Inc.	6,351,302	2.0
17,611	@	Vertex Pharmaceuticals, Inc.	1,297,402	0.4
32,140		Zimmer Biomet Holdings, Inc.	3,316,848	1.0
			46,003,849	14.1

		Industrials: 9.3%
13,148		Dun & Bradstreet Corp.	1,595,115	0.5
25,257		Eaton Corp. PLC	1,694,492	0.5
38,871		FedEx Corp.	7,237,780	2.2
222,315		General Electric Co.	7,025,154	2.2
59,717		Honeywell International, Inc.	6,918,215	2.1
42,938		Johnson Controls International plc	1,768,616	0.6
80,505		Nielsen NV	3,377,185	1.0
8,630	@	Stericycle, Inc.	664,855	0.2
			30,281,412	9.3

		Information Technology: 20.6%
53,520		Activision Blizzard, Inc.	1,932,607	0.6
28,125	@	Akamai Technologies, Inc.	1,875,375	0.6
5,323	@	Alphabet, Inc. - Class A	4,218,211	1.3
12,304	@	Alphabet, Inc. - Class C	9,496,473	2.9
112,231		Apple, Inc.	12,998,594	4.0
30,631		Broadcom Ltd.	5,414,642	1.7
37,944	@	Electronic Arts, Inc.	2,988,470	0.9
65,890	@	Facebook, Inc.	7,580,645	2.3
35,000		Fidelity National Information Services, Inc.	2,647,400	0.8
43,321		Mastercard, Inc.	4,472,893	1.4
151,910		Microsoft Corp.	9,439,687	2.9
14,355	@	Palo Alto Networks, Inc.	1,795,093	0.5
34,515		Qualcomm, Inc.	2,250,378	0.7
			67,110,468	20.6

		Materials: 1.9%
18,055		Monsanto Co.	1,899,566	0.6
15,893		Sherwin-Williams Co.	4,271,085	1.3
			6,170,651	1.9

		Real Estate: 1.4%
42,390		American Tower Corp.	4,479,775	1.4

		Telecommunication Services: 3.5%
62,825		AT&T, Inc.	2,671,947	0.8
165,547		Verizon Communications, Inc.	8,836,899	2.7
			11,508,846	3.5

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

	Utilities: 1.3%
17,452	DTE Energy Co.	1,719,197	0.5
35,971	Edison International	2,589,552	0.8
		4,308,749	1.3

	Total Common Stock (Cost $281,324,211)	322,256,643	98.9

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
	Materials: –%
649,000	SINO Forest Corp. Escrow, 08/01/49	–	–

	Total Corporate Bonds/Notes (Cost $–)	–	–

	Total Long-Term Investments (Cost $281,324,211)	322,256,643	98.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
3,610,640	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $3,610,640)	3,610,640	1.1

	Total Short-Term Investments (Cost $3,610,640)	3,610,640	1.1

	Total Investments in Securities (Cost $284,934,851)	$325,867,283	100.0
	Assets in Excess of Other Liabilities	57,350	0.0
	Net Assets	$325,924,633	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.

Cost for federal income tax purposes is $285,909,324.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,256,690
Gross Unrealized Depreciation	(3,298,731)

Net Unrealized Appreciation	$39,957,959

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Consumer Discretionary: 6.9%
50,000		AMC Entertainment Holdings, Inc.	1,682,500	0.7
25,300		Childrens Place Retail Stores, Inc.	2,554,035	1.1
15,300	@	Cooper-Standard Holdings, Inc.	1,581,714	0.7
17,500	@	Dave & Buster's Entertainment, Inc.	985,250	0.4
17,500	@	Genesco, Inc.	1,086,750	0.5
65,000	@	Kate Spade & Co.	1,213,550	0.5
67,500	@	Nord Anglia Education, Inc.	1,572,750	0.7
119,000	@	Sequential Brands Group, Inc.	556,920	0.2
32,000	@	Tenneco, Inc.	1,999,040	0.8
79,000		Tower International, Inc.	2,239,650	0.9
53,000	@	William Lyon Homes	1,008,590	0.4
			16,480,749	6.9

		Consumer Staples: 3.1%
78,000		AdvancePierre Foods Holdings, Inc.	2,322,840	1.0
227,000		Avon Products, Inc.	1,144,080	0.5
80,800	@	Darling Ingredients, Inc.	1,043,128	0.4
42,000	@	Performance Food Group Co.	1,008,000	0.4
37,000	@	United Natural Foods, Inc.	1,765,640	0.8
			7,283,688	3.1

		Energy: 6.7%
99,000		Aegean Marine Petroleum Network, Inc.	1,004,850	0.4
11,500	@	Arch Coal, Inc.	897,575	0.4
112,000	@	Oasis Petroleum, Inc.	1,695,680	0.7
90,000		Patterson-UTI Energy, Inc.	2,422,800	1.0
52,000		PBF Energy, Inc.	1,449,760	0.6
29,500	@	PDC Energy, Inc.	2,141,110	0.9
47,000	@	RSP Permian, Inc.	2,097,140	0.9
56,000		SM Energy Co.	1,930,880	0.8
28,000		United States Steel Corp.	924,280	0.4
110,000	@	Whiting Petroleum Corp.	1,322,200	0.6
			15,886,275	6.7

		Financials: 31.8%
105,000		American Equity Investment Life Holding Co.	2,366,700	1.0
58,500		Ameris Bancorp.	2,550,600	1.1
43,843		Amerisafe, Inc.	2,733,611	1.2
64,000		Amtrust Financial Services, Inc.	1,752,320	0.7
37,500		Argo Group International Holdings Ltd.	2,471,250	1.0
47,000		Bank of the Ozarks, Inc.	2,471,730	1.0
85,000	@	BofI Holding, Inc.	2,426,750	1.0
48,000		Cathay General Bancorp.	1,825,440	0.8

75,000		CNO Financial Group, Inc.	1,436,250	0.6
58,000		Community Bank System, Inc.	3,583,820	1.5
80,000	@	Customers Bancorp, Inc.	2,865,600	1.2
14,000		Evercore Partners, Inc.	961,800	0.4
57,000		Hancock Holding Co.	2,456,700	1.0
133,000		Hope Bancorp, Inc.	2,911,370	1.2
49,004		Independent Bank Corp.	3,452,332	1.5
52,000		MB Financial, Inc.	2,455,960	1.0
185,000	@	MBIA, Inc.	1,979,500	0.8
290,000	@	MGIC Investment Corp.	2,955,100	1.2
30,000		Moelis & Co.	1,017,000	0.4
34,000		Prosperity Bancshares, Inc.	2,440,520	1.0
77,500		Renasant Corp.	3,272,050	1.4
80,000		Sandy Spring Bancorp, Inc.	3,199,200	1.4
194,000	@	SLM Corp.	2,137,880	0.9
149,000		Sterling Bancorp/DE	3,486,600	1.5
37,000	@	Stifel Financial Corp.	1,848,150	0.8
33,200		UMB Financial Corp.	2,560,384	1.1
86,500		Union Bankshares Corp.	3,091,510	1.3
82,000		Virtu Financial, Inc.	1,307,900	0.6
58,000	@	Western Alliance Bancorp.	2,825,180	1.2
33,500		Wintrust Financial Corp.	2,431,095	1.0
50,000		WSFS Financial Corp.	2,317,500	1.0
			75,591,802	31.8

		Health Care: 4.8%
66,000	@	Ariad Pharmaceuticals, Inc.	821,040	0.3
12,000	@	Bluebird Bio, Inc.	740,400	0.3
22,000	@	Envision Healthcare Corp.	1,392,380	0.6
42,500	@	LHC Group, Inc.	1,942,250	0.8
78,000	@	Merit Medical Systems, Inc.	2,067,000	0.9
19,000	@	Parexel International Corp.	1,248,680	0.5
48,000	@	Patheon NV	1,378,080	0.6
83,000	@	Wright Medical Group NV	1,907,340	0.8
			11,497,170	4.8

		Industrials: 14.0%
58,500		ABM Industries, Inc.	2,389,140	1.0
48,500		Barnes Group, Inc.	2,299,870	1.0
43,500	@	Beacon Roofing Supply, Inc.	2,004,045	0.8
22,000		Curtiss-Wright Corp.	2,163,920	0.9
34,500		Deluxe Corp.	2,470,545	1.0
46,500		EMCOR Group, Inc.	3,290,340	1.4
39,997		Franklin Electric Co., Inc.	1,555,883	0.6
42,500		Granite Construction, Inc.	2,337,500	1.0
51,000		Kennametal, Inc.	1,594,260	0.7
67,500	@	Mastec, Inc.	2,581,875	1.1
84,000	@	Neff Corp.	1,184,400	0.5
33,274		Oshkosh Corp.	2,149,833	0.9
64,000		Skywest, Inc.	2,332,800	1.0
105,000	@	Swift Transportation Co.	2,557,800	1.1

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

53,500	@	XPO Logistics, Inc.	2,309,060	1.0
			33,221,271	14.0

		Information Technology: 9.9%
45,500	@	Cirrus Logic, Inc.	2,572,570	1.1
155,000		Cypress Semiconductor Corp.	1,773,200	0.7
15,000		Ebix, Inc.	855,750	0.4
35,500	@	Fabrinet	1,430,650	0.6
38,000	@	Finisar Corp.	1,150,260	0.5
125,000	@	Formfactor, Inc.	1,400,000	0.6
80,000	@	II-VI, Inc.	2,372,000	1.0
140,000	@	Kulicke & Soffa Industries, Inc.	2,233,000	0.9
231,000	@	Oclaro, Inc.	2,067,450	0.9
19,000	@	Rogers Corp.	1,459,390	0.6
28,500		Science Applications International Corp.	2,416,800	1.0
19,500		SYNNEX Corp.	2,359,890	1.0
27,500	@	Take-Two Interactive Software, Inc.	1,355,475	0.6
			23,446,435	9.9

		Materials: 6.8%
220,000	@	AK Steel Holding Corp.	2,246,200	0.9
28,944		Cabot Corp.	1,462,830	0.6
42,000		Carpenter Technology Corp.	1,519,140	0.6
92,000		KapStone Paper and Packaging Corp.	2,028,600	0.8
33,500		Materion Corp.	1,326,600	0.6
30,500		Neenah Paper, Inc.	2,598,600	1.1
67,000		Olin Corp.	1,715,870	0.7
70,000		Orion Engineered Carbons SA	1,319,500	0.6
31,400	@	US Concrete, Inc.	2,056,700	0.9
			16,274,040	6.8

		Real Estate: 8.0%
54,000		American Assets Trust, Inc.	2,326,320	1.0
70,500		Brandywine Realty Trust	1,163,955	0.5
63,000		Chesapeake Lodging Trust	1,629,180	0.7
97,000		First Industrial Realty Trust, Inc.	2,720,850	1.1
45,500		Highwoods Properties, Inc.	2,320,955	1.0
57,000		Hudson Pacific Properties, Inc.	1,982,460	0.8
60,000		LaSalle Hotel Properties	1,828,200	0.8
68,000		Mack-Cali Realty Corp.	1,973,360	0.8
50,800		Physicians Realty Trust	963,168	0.4
19,000		PS Business Parks, Inc.	2,213,880	0.9
			19,122,328	8.0

		Utilities: 4.8%
37,000		Avista Corp.	1,479,630	0.6
23,000		Black Hills Corp.	1,410,820	0.6
70,000		New Jersey Resources Corp.	2,485,000	1.0
22,500		ONE Gas, Inc.	1,439,100	0.6
76,000		South Jersey Industries, Inc.	2,560,440	1.1

27,000	Southwest Gas Corp.	2,068,740	0.9
		11,443,730	4.8

	Total Common Stock (Cost $176,324,773)	230,247,488	96.8

EXCHANGE-TRADED FUNDS: 1.1%
20,000	iShares Russell 2000 ETF	2,697,000	1.1

	Total Exchange-Traded Funds (Cost $2,696,400)	2,697,000	1.1

	Total Long-Term Investments (Cost $179,021,173)	232,944,488	97.9

SHORT-TERM INVESTMENTS: 3.9%
	Mutual Funds: 3.9%
9,231,151	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $9,231,151)	9,231,151	3.9

	Total Short-Term Investments (Cost $9,231,151)	9,231,151	3.9

	Total Investments in Securities (Cost $188,252,324)	$242,175,639	101.8
	Liabilities in Excess of Other Assets	(4,180,630)	(1.8)
	Net Assets	$237,995,009	100.0

††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.

Cost for federal income tax purposes is $188,459,681.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$57,119,416
Gross Unrealized Depreciation	(3,403,458)

Net Unrealized Appreciation	$53,715,958

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 10.4%
15,580		Advance Auto Parts, Inc.	2,634,890	0.5
265,940		Carnival Corp.	13,844,836	2.7
49,618		CBS Corp. - Class B	3,156,697	0.6
13,307	@	Charter Communications, Inc.	3,831,351	0.7
81,378		Comcast Corp. – Class A	5,619,151	1.1
272,194		General Motors Co.	9,483,239	1.8
98,960	@	Michael Kors Holdings Ltd.	4,253,301	0.8
76,832		Target Corp.	5,549,575	1.1
205,495		Twenty-First Century Fox, Inc. - Class B	5,599,739	1.1
			53,972,779	10.4

		Consumer Staples: 3.0%
52,639		Coca-Cola Co.	2,182,413	0.4
55,490		CVS Health Corp.	4,378,716	0.8
33,538		Mondelez International, Inc.	1,486,739	0.3
64,112		Unilever NV ADR	2,632,439	0.5
74,643		Wal-Mart Stores, Inc.	5,159,324	1.0
			15,839,631	3.0

		Energy: 17.2%
255,687		BP PLC ADR	9,557,580	1.8
138,983		Canadian Natural Resources Ltd.	4,429,362	0.8
82,864		Chevron Corp.	9,753,093	1.9
193,657		Devon Energy Corp.	8,844,315	1.7
121,675		Halliburton Co.	6,581,401	1.3
115,402		Hess Corp.	7,188,391	1.4
288,175		Marathon Oil Corp.	4,988,309	1.0
65,044		Occidental Petroleum Corp.	4,633,084	0.9
244,277		QEP Resources, Inc.	4,497,139	0.9
194,580		Royal Dutch Shell PLC - Class A ADR	10,581,260	2.0
405,058		Suncor Energy, Inc.	13,241,346	2.5
1,008,530	@,L	Weatherford International PLC	5,032,565	1.0
			89,327,845	17.2

		Financials: 36.2%
65,710		Aflac, Inc.	4,573,416	0.9
116,395		American International Group, Inc.	7,601,758	1.5
100,193		Allstate Corp.	7,426,305	1.4
362,435		Ally Financial, Inc.	6,893,514	1.3
973,247		Bank of America Corp.	21,508,759	4.1
136,997		Bank of New York Mellon Corp.	6,490,918	1.2
505,597		Citigroup, Inc.	30,047,630	5.8
169,970		Citizens Financial Group, Inc.	6,056,031	1.2
365,985		Fifth Third Bancorp	9,870,615	1.9
27,746		Goldman Sachs Group, Inc.	6,643,780	1.3
274,944		JPMorgan Chase & Co.	23,724,918	4.6
118,330		Keycorp	2,161,889	0.4

190,106		Metlife, Inc.	10,244,812	2.0
245,621		Morgan Stanley	10,377,487	2.0
99,621		PNC Financial Services Group, Inc.	11,651,672	2.2
125,520		State Street Corp.	9,755,414	1.9
48,432		US Bancorp	2,487,952	0.5
191,952		Wells Fargo & Co.	10,578,475	2.0
			188,095,345	36.2

		Health Care: 9.6%
55,247		AbbVie, Inc.	3,459,567	0.7
38,721		Anthem, Inc.	5,566,918	1.1
17,167	@	Biogen, Inc.	4,868,218	0.9
54,434		Gilead Sciences, Inc.	3,898,019	0.7
50,149		Medtronic PLC	3,572,113	0.7
123,569		Merck & Co., Inc.	7,274,507	1.4
59,719		Novartis AG	4,342,975	0.8
301,869		Pfizer, Inc.	9,804,705	1.9
183,047		Sanofi ADR	7,402,421	1.4
			50,189,443	9.6

		Industrials: 9.2%
158,438		Arconic, Inc.	2,937,441	0.6
106,551		Caterpillar, Inc.	9,881,540	1.9
73,113		Eaton Corp. PLC	4,905,151	0.9
100,878		Emerson Electric Co.	5,623,949	1.1
204,587		General Electric Co.	6,464,949	1.2
48,930		Ingersoll-Rand PLC - Class A	3,671,707	0.7
173,343		Johnson Controls International plc	7,139,998	1.4
153,008		Textron, Inc.	7,430,068	1.4
			48,054,803	9.2

		Information Technology: 9.4%
397,186		Cisco Systems, Inc.	12,002,961	2.3
234,958	@	eBay, Inc.	6,975,903	1.3
139,749		HP, Inc.	2,073,875	0.4
170,502		Intel Corp.	6,184,107	1.2
118,005		Microsoft Corp.	7,332,831	1.4
224,692		NetApp, Inc.	7,924,887	1.5
88,024	@	PayPal Holdings, Inc.	3,474,307	0.7
69,257		Symantec Corp.	1,654,550	0.3
37,989	@	Yahoo!, Inc.	1,469,035	0.3
			49,092,456	9.4

		Materials: 1.8%
52,812		Alcoa Corp.	1,482,961	0.3
102,361		CF Industries Holdings, Inc.	3,222,324	0.6
85,591		International Paper Co.	4,541,459	0.9
			9,246,744	1.8

		Telecommunication Services: 1.0%
989,495	L	Frontier Communications Corp.	3,344,493	0.6
787,107		Vodafone Group PLC	1,936,987	0.4
			5,281,480	1.0

		Utilities: 0.6%
99,873		FirstEnergy Corp.	3,093,067	0.6

	Total Common Stock (Cost $425,209,667)		512,193,593	98.4

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc: 1.2%
1,462,984	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,463,064, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,492,244, due 01/25/17-10/20/66)	1,462,984	0.3
1,462,984	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $1,463,069, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $1,492,244, due 12/01/17-01/01/47)	1,462,984	0.3
1,462,984	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,463,067, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,492,244, due 03/02/17-02/01/49)	1,462,984	0.3
307,916	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $307,933, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $314,074, due 10/31/18-11/30/22)	307,916	0.0

1,462,984	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,463,064, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,492,244, due 01/15/17-08/20/66)	1,462,984	0.3
		6,159,852	1.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.4%
7,177,230	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $7,177,230)	7,177,230	1.4

	Total Short-Term Investments (Cost $13,337,082)	13,337,082	2.6

	Total Investments in Securities (Cost $438,546,749)	$525,530,675	101.0
	Liabilities in Excess of Other Assets	(5,329,598)	(1.0)
	Net Assets	$520,201,077	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $446,747,864.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$107,445,032
Gross Unrealized Depreciation	(28,662,221)

Net Unrealized Appreciation	$78,782,811

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 64.6%
		Consumer Discretionary: 5.2%
390,840		Carnival Corp.	20,347,130	1.1
58,706		CBS Corp. - Class B	3,734,876	0.2
35,969	@	Charter Communications, Inc.	10,356,195	0.6
245,378		Comcast Corp. – Class A	16,943,351	0.9
396,113		General Motors Co.	13,800,577	0.8
2,017,807		Kingfisher PLC	8,693,550	0.5
208,998	@	Michael Kors Holdings Ltd.	8,982,734	0.5
102,561		Time Warner, Inc.	9,900,213	0.6
			92,758,626	5.2

		Consumer Staples: 2.8%
302,614		Mondelez International, Inc.	13,414,879	0.8
130,388		Philip Morris International, Inc.	11,929,198	0.7
283,675		Walgreens Boots Alliance, Inc.	23,476,943	1.3
			48,821,020	2.8

		Energy: 9.3%
498,039		Apache Corp.	31,610,535	1.8
402,869		Baker Hughes, Inc.	26,174,399	1.5
588,345		Canadian Natural Resources Ltd.	18,750,443	1.0
572,346		Devon Energy Corp.	26,139,042	1.5
124,650		Exxon Mobil Corp.	11,250,909	0.6
170,717		Occidental Petroleum Corp.	12,160,172	0.7
929,287		Royal Dutch Shell PLC - Class A	25,651,764	1.4
271,318		Total S.A.	13,916,516	0.8
			165,653,780	9.3

		Financials: 22.5%
129,849		Aon PLC	14,482,059	0.8
2,149,409		Bank of America Corp.	47,501,939	2.7
168,237		BB&T Corp.	7,910,504	0.4
342,878		Charles Schwab Corp.	13,533,395	0.8
993,614		Citigroup, Inc.	59,050,480	3.3
812,372		Citizens Financial Group, Inc.	28,944,814	1.6
42,437		CME Group, Inc.	4,895,108	0.3
222,373		Comerica, Inc.	15,145,825	0.9
777,070		Fifth Third Bancorp	20,957,578	1.2
557,536		First Horizon National Corp.	11,156,295	0.6
67,012		Goldman Sachs Group, Inc.	16,046,023	0.9
585,964		JPMorgan Chase & Co.	50,562,834	2.8
129,092		Marsh & McLennan Cos., Inc.	8,725,328	0.5
830,934		Morgan Stanley	35,106,961	2.0
163,864		Northern Trust Corp.	14,592,089	0.8
193,633		PNC Financial Services Group, Inc.	22,647,316	1.3
230,598		State Street Corp.	17,922,077	1.0

81,864		Willis Towers Watson PLC	10,010,330	0.6
			399,190,955	22.5

		Health Care: 7.2%
72,729		Amgen, Inc.	10,633,707	0.6
62,613		Anthem, Inc.	9,001,871	0.5
250,009		Baxter International, Inc.	11,085,399	0.6
104,788		Eli Lilly & Co.	7,707,158	0.4
108,639	@	Express Scripts Holding Co.	7,473,277	0.4
192,483		Medtronic PLC	13,710,564	0.8
379,322		Merck & Co., Inc.	22,330,686	1.3
177,057		Novartis AG	12,876,205	0.7
653,310		Pfizer, Inc.	21,219,509	1.2
145,564		Sanofi	11,771,098	0.7
			127,809,474	7.2

		Industrials: 5.1%
167,149		Caterpillar, Inc.	15,501,398	0.9
408,880		CSX Corp.	14,691,058	0.8
97,522		General Dynamics Corp.	16,838,149	1.0
642,018		General Electric Co.	20,287,769	1.1
161,885		Ingersoll-Rand PLC - Class A	12,147,850	0.7
255,351		Johnson Controls International plc	10,517,908	0.6
			89,984,132	5.1

		Information Technology: 8.5%
387,442		Applied Materials, Inc.	12,502,753	0.7
622,713		Cisco Systems, Inc.	18,818,387	1.1
105,819	@	Citrix Systems, Inc.	9,450,695	0.5
106,106	@	Cognizant Technology Solutions Corp.	5,945,119	0.3
477,825	@	eBay, Inc.	14,186,624	0.8
377,903		Intel Corp.	13,706,542	0.8
566,703		Juniper Networks, Inc.	16,015,027	0.9
192,589		Microsoft Corp.	11,967,480	0.7
507,135		Oracle Corp.	19,499,341	1.1
255,609	@	PayPal Holdings, Inc.	10,088,887	0.6
281,644		Qualcomm, Inc.	18,363,189	1.0
			150,544,044	8.5

		Materials: 2.0%
85,362	L	Agrium, Inc.	8,583,149	0.5
498,556		BHP Billiton Ltd.	8,931,565	0.5
580,145		Mosaic Co.	17,015,653	1.0
			34,530,367	2.0

		Telecommunication Services: 1.2%
180,386		Orange SA	2,735,377	0.2
183,129		Verizon Communications, Inc.	9,775,426	0.5
331,221		Vodafone Group PLC ADR	8,091,729	0.5
			20,602,532	1.2

		Utilities: 0.8%
190,126		FirstEnergy Corp.	5,888,202	0.3
150,130		PG&E Corp.	9,123,400	0.5
			15,011,602	0.8

	Total Common Stock (Cost $983,221,429)		1,144,906,532	64.6

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

PREFERRED STOCK: 1.1%
		Energy: 0.4%
140,612	@,P	El Paso Energy Capital Trust I	6,925,141	0.4

		Financials: 0.7%
75,900	@	AMG Capital Trust II	4,162,644	0.2
58,099	@	Keycorp	7,843,365	0.5
4,000	@,P	Wells Fargo & Co.	100,960	0.0
			12,106,969	0.7

	Total Preferred Stock (Cost $17,144,943)		19,032,110	1.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 17.7%
		Basic Materials: 0.2%
1,320,000		Eastman Chemical Co., 2.700%, 01/15/20	1,327,990	0.1
195,000		International Paper Co., 6.000%, 11/15/41	219,357	0.0
315,000		Monsanto Co., 2.125%, 07/15/19	314,554	0.0
770,000	#	Montell Finance Co. BV, 8.100%, 03/15/27	1,008,549	0.1
150,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/28	193,968	0.0
335,000		Rio Tinto Finance USA Ltd., 9.000%, 05/01/19	386,332	0.0
			3,450,750	0.2

		Communications: 3.3%
455,000		America Movil S.A.B de CV, 4.375%, 07/16/42	423,021	0.0
466,000		AT&T, Inc., 3.400%, 05/15/25	449,359	0.0
837,000		AT&T, Inc., 3.000%, 06/30/22	821,756	0.1
505,000		AT&T, Inc., 3.800%, 03/15/22	517,783	0.0
747,000		AT&T, Inc., 4.500%, 05/15/35	722,843	0.0
1,300,000		AT&T, Inc., 4.800%, 06/15/44	1,230,679	0.1
2,960,000		AT&T, Inc., 5.150%, 03/15/42	2,953,873	0.2
101,000		AT&T, Inc., 5.350%, 09/01/40	103,903	0.0
270,000		AT&T, Inc., 6.150%, 09/15/34	294,169	0.0
1,635,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	1,708,920	0.1
2,421,000		Ciena Corp., 4.000%, 12/15/20	3,389,400	0.2
1,019,000		Comcast Corp., 5.700%, 05/15/18	1,075,734	0.1
135,000		Comcast Corp., 6.450%, 03/15/37	174,360	0.0
1,210,000	#	Cox Communications, Inc., 8.375%, 03/01/39	1,511,111	0.1
2,700,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/40	2,877,633	0.2

435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/40	471,667	0.0
3,989,000	#	Ctrip.com International Ltd., 1.250%, 09/15/22	3,859,357	0.2
4,731,000	#	DISH Network Corp., 3.375%, 08/15/26	5,408,124	0.3
1,319,000	#	Finisar Corp., 0.500%, 12/15/36	1,333,014	0.1
1,689,000	L	FireEye, Inc., 1.000%, 06/01/35	1,568,659	0.1
1,689,000		FireEye, Inc., 1.625%, 06/01/35	1,529,601	0.1
5,355,000	L	JDS Uniphase Corp., 0.625%, 08/15/33	5,562,506	0.3
2,954,000	#	Liberty Interactive LLC, 1.750%, 09/30/46	3,190,320	0.2
9,559,000		Liberty Media Corp., 1.375%, 10/15/23	10,311,771	0.6
1,933,000	#	Liberty Media Corp., 2.250%, 09/30/46	2,046,564	0.1
125,000		NBCUniversal Media, LLC, 5.150%, 04/30/20	136,664	0.0
210,000		NBCUniversal Media, LLC, 5.950%, 04/01/41	258,832	0.0
415,000		Rogers Communications, Inc., 4.500%, 03/15/43	404,693	0.0
370,000		Telefonica Emisones SAU, 7.045%, 06/20/36	430,067	0.0
136,000		Verizon Communications, Inc., 4.125%, 08/15/46	123,336	0.0
535,000		Verizon Communications, Inc., 4.400%, 11/01/34	528,851	0.0
1,058,000		Verizon Communications, Inc., 4.522%, 09/15/48	1,016,630	0.1
467,000		Verizon Communications, Inc., 5.012%, 08/21/54	467,109	0.0
745,000		Verizon Communications, Inc., 5.150%, 09/15/23	824,095	0.1
			57,726,404	3.3

		Consumer, Cyclical: 1.2%
2,650,000		Advance Auto Parts, Inc., 4.500%, 12/01/23	2,741,126	0.2
387,000		Advance Auto Parts, Inc., 5.750%, 05/01/20	416,504	0.0
668,472		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/26	662,623	0.0
204,406		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 07/15/22	215,904	0.0
331,094		Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, 10/11/25	340,613	0.0
620,000		CVS Health Corp., 3.375%, 08/12/24	622,184	0.0
593,427		CVS Pass-Through Trust, 6.036%, 12/10/28	665,513	0.0
124,923		Delta Air Lines 2010-1 Class A Pass Through Trust, 6.200%, 01/02/20	131,637	0.0

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

595,000		Dollar General Corp., 3.250%, 04/15/23	587,352	0.0
368,000		Ford Motor Credit Co. LLC, 3.096%, 05/04/23	355,501	0.0
1,056,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	1,059,472	0.1
563,000		General Motors Co., 6.600%, 04/01/36	644,424	0.0
713,000		General Motors Financial Co., Inc., 5.250%, 03/01/26	751,192	0.1
896,000		Home Depot, Inc., 2.000%, 04/01/21	888,648	0.1
587,000		Lifestorage L.P./CA, 3.500%, 07/01/26	563,695	0.0
725,000		MDC Holdings, Inc., 6.000%, 01/15/43	612,625	0.0
305,000		Newell Rubbermaid, Inc., 5.500%, 04/01/46	350,287	0.0
1,460,000		QVC, Inc., 5.450%, 08/15/34	1,330,809	0.1
594,000		Ross Stores, Inc., 3.375%, 09/15/24	598,407	0.0
833,956		United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/28	839,168	0.1
1,120,333	#	Virgin Australia 2013-1A Trust, 5.000%, 04/23/25	1,172,148	0.1
389,000		Walgreens Boots Alliance, Inc., 3.100%, 06/01/23	386,558	0.0
1,000,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	1,018,930	0.1
737,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	742,727	0.1
3,415,000	+	Wal-Mart Stores, Inc., 5.524%, 06/01/18	3,469,350	0.2
			21,167,397	1.2

		Consumer, Non-cyclical: 3.2%
1,137,000		AbbVie, Inc., 4.500%, 05/14/35	1,118,871	0.1
985,000		Actavis Funding SCS, 4.850%, 06/15/44	978,475	0.1
610,000		Aetna, Inc., 3.950%, 09/01/20	641,734	0.0
476,000		Aetna, Inc., 4.375%, 06/15/46	478,959	0.0
952,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	957,268	0.1
871,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	886,719	0.1
1,475,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	1,555,849	0.1
1,646,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	1,774,353	0.1
981,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	986,109	0.1
442,000		Becton Dickinson & Co., 2.675%, 12/15/19	448,549	0.0
435,000		Becton Dickinson and Co., 4.875%, 05/15/44	453,775	0.0

3,952,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	4,651,010	0.3
4,526,000		Brookdale Senior Living, Inc., 2.750%, 06/15/18	4,421,336	0.3
1,445,000		Celgene Corp., 4.625%, 05/15/44	1,417,555	0.1
325,000		Celgene Corp., 4.000%, 08/15/23	338,996	0.0
240,000		Corn Products International, Inc., 6.625%, 04/15/37	290,718	0.0
493,000		Edwards Lifesciences Corp., 2.875%, 10/15/18	500,526	0.0
965,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	964,328	0.1
420,000		Express Scripts Holding Co., 2.250%, 06/15/19	420,092	0.0
1,400,000		General Mills, Inc., 2.200%, 10/21/19	1,407,087	0.1
755,000		Gilead Sciences, Inc., 4.400%, 12/01/21	812,040	0.1
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	105,256	0.0
4,883,000		HealthSouth Corp., 2.000%, 12/01/43	5,804,666	0.3
2,410,000		Jazz Investments I Ltd., 1.875%, 08/15/21	2,321,131	0.1
963,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	971,162	0.1
423,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/45	418,627	0.0
1,883,000		Live Nation Entertainment, Inc., 2.500%, 05/15/19	2,015,987	0.1
730,000		McKesson Corp., 2.284%, 03/15/19	732,953	0.1
92,000		Mead Johnson Nutrition Co., 4.125%, 11/15/25	94,106	0.0
1,251,000	#	Medicines Co., 2.750%, 07/15/23	1,209,561	0.1
1,733,000		Medtronic, Inc., 3.150%, 03/15/22	1,774,237	0.1
576,000		Medtronic, Inc., 4.375%, 03/15/35	609,566	0.0
502,000		Molson Coors Brewing Co., 1.450%, 07/15/19	494,683	0.0
513,000		Molson Coors Brewing Co., 4.200%, 07/15/46	479,268	0.0
630,000		Moody's Corp., 4.500%, 09/01/22	675,349	0.0
574,000	#	Mylan NV, 3.150%, 06/15/21	563,399	0.0
785,000	#	Mylan NV, 5.250%, 06/15/46	725,306	0.0
2,762,000	#	NuVasive, Inc., 2.250%, 03/15/21	3,519,824	0.2
275,000		Perrigo Co. PLC, 2.300%, 11/08/18	274,704	0.0
200,000		Perrigo Finance Unlimited Co., 3.500%, 03/15/21	202,113	0.0
275,000		Philip Morris International, Inc., 3.600%, 11/15/23	285,772	0.0

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

820,000		Philip Morris International, Inc., 4.875%, 11/15/43	882,365	0.1
474,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23	448,837	0.0
419,000		Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/46	359,750	0.0
354,000		Tyson Foods, Inc., 4.875%, 08/15/34	361,266	0.0
415,000		Verisk Analytics, Inc., 5.500%, 06/15/45	442,141	0.0
1,309,000	#	Wright Medical Group NV, 2.250%, 11/15/21	1,638,704	0.1
3,223,000		Wright Medical Group, Inc., 2.000%, 02/15/20	3,374,078	0.2
79,000		Zoetis, Inc., 4.700%, 02/01/43	77,040	0.0
			56,366,200	3.2

		Energy: 1.5%
397,000		Anadarko Petroleum Corp., 4.850%, 03/15/21	425,736	0.0
610,000		Anadarko Petroleum Corp., 6.600%, 03/15/46	753,705	0.1
1,298,000	#	Chesapeake Energy Corp., 5.500%, 09/15/26	1,411,575	0.1
2,284,000		Chevron Corp., 1.365%, 03/02/18	2,281,862	0.1
360,000		Chevron Corp., 1.718%, 06/24/18	361,122	0.0
1,425,000		ConocoPhillips Co., 2.875%, 11/15/21	1,436,089	0.1
1,528,000		ConocoPhillips Co., 4.150%, 11/15/34	1,495,874	0.1
460,000		Enable Midstream Partners L.P., 2.400%, 05/15/19	451,771	0.0
545,000		Enbridge, Inc., 5.500%, 12/01/46	586,878	0.0
570,000		Energy Transfer Partners L.P., 4.900%, 03/15/35	533,467	0.0
2,490,000	#	Ensco Jersey Finance Ltd., 3.000%, 01/31/24	2,546,025	0.2
175,000		Enterprise Products Operating L.P., 5.250%, 01/31/20	189,374	0.0
300,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	327,071	0.0
615,000		Enterprise Products Operating LLC, 2.550%, 10/15/19	621,392	0.0
1,359,000		Helix Energy Solutions Group, Inc., 4.250%, 05/01/22	1,410,812	0.1
250,000		Husky Energy, Inc., 3.950%, 04/15/22	259,747	0.0
700,000		Kinder Morgan, Inc./DE, 5.300%, 12/01/34	711,406	0.1
570,000		Noble Energy, Inc., 5.250%, 11/15/43	581,657	0.0
505,000		Occidental Petroleum Corp., 3.400%, 04/15/26	508,681	0.0
136,000	#	Petroleos Mexicanos, 6.500%, 03/13/27	140,454	0.0

295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	296,678	0.0
1,244,000		Shell International Finance BV, 4.000%, 05/10/46	1,190,105	0.1
858,000		Spectra Energy Partners L.P., 4.500%, 03/15/45	817,429	0.1
544,000		Suncor Energy, Inc., 3.600%, 12/01/24	557,706	0.0
835,000		Sunoco Logistics Partners Operations L.P., 5.300%, 04/01/44	807,617	0.1
550,000		Sunoco Logistics Partners Operations L.P., 5.500%, 02/15/20	593,826	0.0
215,000		Texas Eastern Transmission LP, 7.000%, 07/15/32	262,898	0.0
3,942,000		Weatherford International Ltd., 5.875%, 07/01/21	4,286,925	0.3
			25,847,882	1.5

		Financial: 5.1%
530,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.950%, 02/01/22	535,962	0.0
395,000		American International Group, Inc., 2.300%, 07/16/19	396,932	0.0
1,685,000		Air Lease Corp., 2.625%, 09/04/18	1,697,135	0.1
851,000		Air Lease Corp., 3.000%, 09/15/23	813,315	0.1
1,870,000		Air Lease Corp., 4.250%, 09/15/24	1,900,178	0.1
410,000		Allstate Corp./The, 3.280%, 12/15/26	411,590	0.0
543,000		American Express Co., 3.625%, 12/05/24	545,499	0.0
1,200,000		American Financial Group, Inc./OH, 9.875%, 06/15/19	1,409,374	0.1
1,140,000		American International Group, Inc., 4.375%, 01/15/55	1,046,756	0.1
1,117,000	#	Apollo Management Holdings L.P., 4.400%, 05/27/26	1,111,259	0.1
440,000	#	Apollo Management Holdings L.P., 4.000%, 05/30/24	436,174	0.0
927,000	#	Athene Global Funding, 2.875%, 10/23/18	926,718	0.1
948,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.300%, 06/01/21	933,033	0.1
720,000		Bank of America Corp., 3.248%, 10/21/27	687,800	0.0
850,000		Bank of America Corp., 3.500%, 04/19/26	839,116	0.1
500,000		Bank of America Corp., 5.650%, 05/01/18	523,975	0.0

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

725,000	#	BBVA Bancomer SA/Texas, 4.375%, 04/10/24	732,250	0.0
4,217,000	#	Blackhawk Network Holdings, Inc., 1.500%, 01/15/22	4,343,510	0.3
55,000		Brixmor Operating Partnership LP, 3.875%, 08/15/22	56,079	0.0
765,000		Brookfield Asset Management, Inc., 4.000%, 01/15/25	750,717	0.1
520,000		Citigroup, Inc., 4.750%, 05/18/46	521,634	0.0
1,930,000		Citigroup, Inc., 4.000%, 08/05/24	1,945,803	0.1
260,000		Citigroup, Inc., 5.300%, 05/06/44	280,589	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/43	711,051	0.0
595,000		Citizens Financial Group, Inc., 2.375%, 07/28/21	583,572	0.0
325,000		CNA Financial Corp., 5.875%, 08/15/20	359,067	0.0
472,000	#	Credit Suisse AG, 6.500%, 08/08/23	503,304	0.0
2,755,000		EPR Properties, 4.750%, 12/15/26	2,729,519	0.2
1,540,000	#	Farmers Exchange Capital III, 5.454%, 10/15/54	1,499,744	0.1
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	5,364,917	0.3
820,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	833,399	0.1
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	389,134	0.0
465,000	#	HBOS PLC, 6.750%, 05/21/18	491,388	0.0
840,000		HCP, Inc., 3.875%, 08/15/24	839,950	0.1
320,000		HCP, Inc., 4.200%, 03/01/24	325,819	0.0
670,000	#	Jackson National Life Global Funding, 2.100%, 10/25/21	653,618	0.0
5,209,000		Jefferies Group, Inc., 3.875%, 11/01/29	5,280,624	0.3
550,000		JPMorgan Chase & Co., 3.200%, 06/15/26	538,172	0.0
515,000		JPMorgan Chase & Co., 4.250%, 10/01/27	529,432	0.0
665,000		JPMorgan Chase & Co., 5.000%, 12/29/49	664,169	0.0
1,120,000		JPMorgan Chase & Co., 5.300%, 12/29/49	1,145,827	0.1
443,000	#	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	418,418	0.0
1,830,000		Lazard Group LLC, 3.750%, 02/13/25	1,790,225	0.1
2,335,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,314,924	0.1
285,000		Markel Corp., 5.000%, 03/30/43	289,595	0.0
3,250,000	#	MassMutual Global Funding II, 2.100%, 08/02/18	3,278,399	0.2

1,300,000	#	MassMutual Global Funding II, 2.000%, 04/15/21	1,266,920	0.1
1,076,000		MGIC Investment Corp., 2.000%, 04/01/20	1,600,550	0.1
2,360,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	2,474,264	0.1
2,975,000		Morgan Stanley, 2.375%, 07/23/19	2,984,002	0.2
1,040,000		Morgan Stanley, 4.000%, 07/23/25	1,066,536	0.1
2,245,000		National Australia Bank Ltd./New York, 1.875%, 07/12/21	2,172,318	0.1
1,365,000		National Australia Bank Ltd/New York, 2.000%, 01/14/19	1,365,016	0.1
1,515,000	#	Nationwide Financial Services, Inc., 5.300%, 11/18/44	1,580,574	0.1
1,305,000	#	Nordea Bank AB, 2.250%, 05/27/21	1,284,196	0.1
1,467,000		Old Republic International Corp., 3.750%, 03/15/18	1,842,919	0.1
400,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/24	398,587	0.0
275,000		Prudential Financial, Inc., 5.100%, 08/15/43	298,131	0.0
648,000		Radian Group, Inc., 2.250%, 03/01/19	1,068,795	0.1
125,000		Realty Income Corp., 2.000%, 01/31/18	125,370	0.0
525,000		Reinsurance Group of America, Inc., 4.700%, 09/15/23	556,868	0.0
690,000	#	Reliance Standard Life Global Funding II, 3.050%, 01/20/21	695,325	0.0
1,360,000	#	Societe Generale SA, 2.625%, 09/16/20	1,360,388	0.1
805,000	#	Societe Generale SA, 5.000%, 01/17/24	817,757	0.1
660,000	#	Spirit Realty L.P., 4.450%, 09/15/26	622,274	0.0
985,000	#	Standard Chartered PLC, 3.050%, 01/15/21	985,146	0.1
1,100,000		Sumitomo Mitsui Banking Corp., 2.650%, 07/23/20	1,098,189	0.1
590,000		SunTrust Bank/Atlanta GA, 3.300%, 05/15/26	569,770	0.0
2,140,000		Svenska Handelsbanken AB, 1.875%, 09/07/21	2,074,884	0.1
445,000		Travelers Cos, Inc., 4.600%, 08/01/43	481,342	0.0
585,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	598,603	0.0
410,000		US Bancorp, 3.100%, 04/27/26	399,055	0.0
145,000		Ventas Realty L.P., 5.700%, 09/30/43	163,178	0.0
1,020,000		Visa, Inc., 4.150%, 12/14/35	1,068,281	0.1

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

140,000		Wells Fargo & Co., 1.500%, 01/16/18	139,838	0.0
965,000		Wells Fargo & Co., 3.550%, 09/29/25	963,167	0.1
1,815,000		Wells Fargo & Co., 3.900%, 05/01/45	1,722,284	0.1
470,000		Wells Fargo & Co., 4.100%, 06/03/26	476,079	0.0
2,000,000		Wells Fargo & Co., 4.650%, 11/04/44	1,969,248	0.1
350,000		WR Berkley Corp., 4.625%, 03/15/22	374,437	0.0
			91,043,956	5.1

		Industrial: 0.8%
1,105,000	#	Aviation Capital Group Corp., 2.875%, 09/17/18	1,120,194	0.1
1,095,000	#	Aviation Capital Group Corp., 4.875%, 10/01/25	1,162,069	0.1
970,000		Avnet, Inc., 4.625%, 04/15/26	945,575	0.1
435,000	#	BAE Systems Holdings, Inc., 2.850%, 12/15/20	435,693	0.0
1,335,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/43	1,533,773	0.1
330,000		CSX Corp., 5.500%, 04/15/41	379,496	0.0
1,015,000		Deere & Co., 2.600%, 06/08/22	1,009,746	0.1
295,000		FedEx Corp., 4.900%, 01/15/34	314,920	0.0
605,000		FedEx Corp., 5.100%, 01/15/44	657,696	0.0
304,000		Northrop Grumman Corp., 3.850%, 04/15/45	288,992	0.0
703,000		Packaging Corp. of America, 4.500%, 11/01/23	744,923	0.0
820,000		Precision Castparts Corp., 1.250%, 01/15/18	818,440	0.1
285,000		Precision Castparts Corp., 2.500%, 01/15/23	280,632	0.0
410,000	#	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	394,754	0.0
157,000		Union Pacific Corp., 3.646%, 02/15/24	163,872	0.0
730,000		Union Pacific Corp., 4.150%, 01/15/45	735,451	0.0
375,000		Union Pacific Corp., 4.850%, 06/15/44	418,822	0.0
330,000		United Parcel Service, Inc., 3.400%, 11/15/46	304,341	0.0
550,000		Valmont Industries, Inc., 5.000%, 10/01/44	485,512	0.0
2,193,000		Valmont Industries, Inc., 5.250%, 10/01/54	1,924,713	0.1
752,000		Waste Management, Inc., 3.900%, 03/01/35	748,852	0.1
			14,868,466	0.8

		Technology: 2.3%
1,146,000		Apple, Inc., 2.150%, 02/09/22	1,126,529	0.1
6,052,000		Citrix Systems, Inc., 0.500%, 04/15/19	7,035,450	0.4
340,000		Computer Sciences Corp., 4.450%, 09/15/22	352,102	0.0

910,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	965,569	0.1
35,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 8.350%, 07/15/46	43,162	0.0
4,090,000	L	Lam Research Corp., 1.250%, 05/15/18	7,195,844	0.4
2,986,000		Microchip Technology, Inc., 1.625%, 02/15/25	3,881,800	0.2
5,822,000	L	Micron Technology, Inc., 3.000%, 11/15/43	5,811,084	0.3
649,000		Microsoft Corp., 3.500%, 02/12/35	624,928	0.0
925,000		NetApp, Inc., 3.375%, 06/15/21	939,592	0.0
1,734,000		Nuance Communications, Inc., 1.000%, 12/15/35	1,574,689	0.1
3,529,000		ON Semiconductor Corp., 1.000%, 12/01/20	3,632,664	0.2
1,810,000		Oracle Corp., 1.900%, 09/15/21	1,768,214	0.1
1,005,000		Oracle Corp., 4.300%, 07/08/34	1,039,479	0.1
330,000		Pitney Bowes, Inc., 4.625%, 03/15/24	325,187	0.0
3,899,000		SanDisk Corp., 0.500%, 10/15/20	3,563,086	0.2
540,000		Seagate HDD Cayman, 4.750%, 01/01/25	514,793	0.0
1,146,000		Seagate HDD Cayman, 5.750%, 12/01/34	977,681	0.1
			41,371,853	2.3

		Utilities: 0.1%
150,000	#	Electricite de France SA, 4.600%, 01/27/20	159,113	0.0
620,000	#	Electricite de France SA, 4.875%, 01/22/44	621,456	0.1
350,000	#	Electricite de France SA, 5.625%, 12/29/49	332,937	0.0
605,000		Oglethorpe Power Corp., 4.550%, 06/01/44	599,383	0.0
			1,712,889	0.1

	Total Corporate Bonds/Notes (Cost $305,758,125)		313,555,797	17.7

MUNICIPAL BONDS: 0.0%
		Georgia: 0.0%
175,000		Municipal Electric Authority of Georgia, 6.637%, 04/01/57	215,481	0.0
325,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/57	394,375	0.0

	Total Municipal Bonds (Cost $503,958)		609,856	0.0

U.S. TREASURY OBLIGATIONS: 9.4%
		U.S. Treasury Bonds: 0.7%
2,180,400		2.000%, due 11/15/26	2,094,769	0.1
12,187,800	L	2.250%, due 08/15/46	10,222,042	0.6
			12,316,811	0.7

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		U.S. Treasury Notes: 8.7%
57,470,000	L	1.000%, due 11/30/18	57,280,809	3.2
57,650,000		1.375%, due 12/15/19	57,485,352	3.3
36,360,000	L	1.750%, due 11/30/21	36,057,557	2.0
3,849,000		2.125%, due 11/30/23	3,819,274	0.2
180,000		2.625%, due 11/15/20	185,935	0.0
			154,828,927	8.7

	Total U.S. Treasury Obligations (Cost $167,422,730)		167,145,738	9.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.2%
		Federal Home Loan Mortgage Corporation: 0.1%##
2,400,000		4.875%, due 06/13/18	2,527,848	0.1

		Federal National Mortgage Association: 0.1%##
915,000		6.625%, due 11/15/30	1,272,433	0.1

	Total U.S. Government Agency Obligations (Cost $3,478,972)		3,800,281	0.2

	Total Long-Term Investments (Cost $1,477,530,157)		1,649,050,314	93.0

SHORT-TERM INVESTMENTS: 13.8%
		Corporate Bonds/Notes: 3.1%
1,455,000		Actavis Funding SCS, 1.850%, 03/01/17	1,456,470	0.1
400,000		Bank of America Corp., 5.750%, 12/01/17	414,406	0.0
365,000		British Telecommunications PLC, 1.250%, 02/14/17	365,028	0.0
3,000,000		Caterpillar Financial Services Corp., 1.750%, 03/24/17	3,004,980	0.2
775,000		Cintas Corp. No 2, 6.125%, 12/01/17	806,677	0.0
3,260,000		Eaton Corp., 1.500%, 11/02/17	3,263,192	0.2
1,845,000		Ford Motor Credit Co. LLC, 1.724%, 12/06/17	1,843,906	0.1
3,900,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	3,905,869	0.2
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	7,169,983	0.4
3,490,000		Intel Corp., 1.350%, 12/15/17	3,495,507	0.2
285,000		Interpublic Group of Cos., Inc., 2.250%, 11/15/17	286,814	0.0
2,000,000		Kellogg Co., 1.750%, 05/17/17	2,004,828	0.1
1,644,000		Kraft Heinz Foods Co., 1.600%, 06/30/17	1,645,478	0.1
1,040,000		Kraft Heinz Foods Co., 2.250%, 06/05/17	1,043,398	0.1
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	512,562	0.0
3,060,000		MGIC Investment Corp., 5.000%, 05/01/17	3,130,762	0.2
3,250,000		National Rural Utilities Cooperative Finance Corp., 0.950%, 04/24/17	3,247,579	0.2

3,930,000	#	New York Life Global Funding, 1.650%, 05/15/17	3,939,546	0.2
130,000		Noble Holding International Ltd., 2.500%, 03/15/17	130,162	0.0
328,000		Philip Morris International, Inc., 1.250%, 08/11/17	328,239	0.0
1,835,000		Philip Morris International, Inc., 1.625%, 03/20/17	1,835,081	0.1
1,995,000		Prudential Financial, Inc., 6.000%, 12/01/17	2,073,036	0.1
1,744,000		Radian Group, Inc., 3.000%, 11/15/17	2,674,860	0.2
3,630,000	#	Roche Holdings, Inc., 1.350%, 09/29/17	3,636,538	0.2
3,245,000		Vodafone Group PLC, 1.625%, 03/20/17	3,245,808	0.2
135,000		Wyndham Worldwide Corp., 2.950%, 03/01/17	135,138	0.0
			55,595,847	3.1

		Securities Lending Collateralcc: 6.7%
28,065,094		Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $28,066,724, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $28,626,396, due 12/01/17-01/01/47)	28,065,094	1.6
5,906,573		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $5,906,897, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $6,024,705, due 10/31/18-11/30/22)	5,906,573	0.3
28,065,094		Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $28,066,632, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $28,626,397, due 01/15/17-08/20/66)	28,065,094	1.6

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

28,065,094	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $28,066,693, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $28,626,396, due 02/13/17-01/01/47)	28,065,094	1.6
28,065,094	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $28,067,093, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $28,778,201, due 04/15/18-02/15/46)	28,065,094	1.6
		118,166,949	6.7

	U.S. Treasury Notes: 0.0%
120,000	United States Treasury Note, 0.875%, 04/30/17
	(Cost $120,056)	120,143	0.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 4.0%
71,747,761	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $71,747,761)	71,747,761	4.0

	Total Short-Term Investments (Cost $242,031,419)	245,630,700	13.8

	Total Investments in Securities (Cost $1,719,561,576)	$1,894,681,014	106.8
	Liabilities in Excess of Other Assets	(121,134,858)	(6.8)
	Net Assets	$1,773,546,156	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
ADR	American Depositary Receipt

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $1,726,884,535.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$212,681,882
Gross Unrealized Depreciation	(44,885,403)

Net Unrealized Appreciation	$167,796,479

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Consumer Discretionary: 17.2%
7,580	@	Autozone, Inc.	5,986,608	1.0
106,860		Bed Bath & Beyond, Inc.	4,342,790	0.7
94,740		Best Buy Co., Inc.	4,042,556	0.7
135,470		BorgWarner, Inc.	5,342,937	0.9
77,309		CBS Corp. - Class B	4,918,399	0.8
113,630	@	Dish Network Corp. - Class A	6,582,586	1.1
72,040		Expedia, Inc.	8,160,691	1.3
185,230		Gap, Inc.	4,156,561	0.7
59,140		Genuine Parts Co.	5,650,236	0.9
294,690		Hilton Worldwide Holdings, Inc.	8,015,568	1.3
127,050		Kohl's Corp.	6,273,729	1.0
22,806		Marriott International, Inc.	1,885,600	0.3
53,040	@	Mohawk Industries, Inc.	10,591,027	1.7
174,376		Newell Brands, Inc.	7,785,888	1.3
100,090	L	Nordstrom, Inc.	4,797,314	0.8
58,360		PVH Corp.	5,266,406	0.9
26,260		Ralph Lauren Corp.	2,371,803	0.4
108,130		TEGNA, Inc.	2,312,901	0.4
78,850	L	Tiffany & Co.	6,105,356	1.0
			104,588,956	17.2

		Consumer Staples: 6.4%
34,490		Constellation Brands, Inc.	5,287,662	0.9
278,300		Coty, Inc - Class A	5,095,673	0.8
80,690		Dr Pepper Snapple Group, Inc.	7,316,162	1.2
67,323	@	Edgewell Personal Care Co.	4,913,906	0.8
57,073		Energizer Holdings, Inc.	2,546,026	0.4
235,700		Kroger Co.	8,134,007	1.3
224,040	@	Rite Aid Corp.	1,846,090	0.3
53,940	@	TreeHouse Foods, Inc.	3,893,929	0.7
			39,033,455	6.4

		Energy: 3.3%
189,890		EQT Corp.	12,418,806	2.1
203,280	L	PBF Energy, Inc.	5,667,446	0.9
177,300	@	Southwestern Energy Co.	1,918,386	0.3
			20,004,638	3.3

		Financials: 22.6%
6,433	@	Alleghany Corp.	3,912,036	0.6
234,990		Ally Financial, Inc.	4,469,510	0.7
37,350		Ameriprise Financial, Inc.	4,143,609	0.7
24,247		Chubb Ltd.	3,203,514	0.5
215,250		Citizens Financial Group, Inc.	7,669,357	1.3
337,790		Fifth Third Bancorp	9,110,196	1.5
71,090		First Republic Bank	6,550,233	1.1
166,990		Hartford Financial Services Group, Inc.	7,957,073	1.3
358,920		Huntington Bancshares, Inc.	4,744,922	0.8

197,400		Invesco Ltd.	5,989,116	1.0
149,721		Investors Bancorp, Inc.	2,088,608	0.3
253,070		Loews Corp.	11,851,268	1.9
67,973		M&T Bank Corp.	10,633,016	1.7
101,450		Marsh & McLennan Cos., Inc.	6,857,006	1.1
76,530		Northern Trust Corp.	6,814,997	1.1
84,740		Progressive Corp.	3,008,270	0.5
83,860		Raymond James Financial, Inc.	5,808,982	1.0
160,600		SunTrust Banks, Inc.	8,808,910	1.4
93,710		T. Rowe Price Group, Inc.	7,052,615	1.2
105,010		Unum Group	4,613,089	0.8
39,810		WR Berkley Corp.	2,647,763	0.4
189,110		XL Group Ltd.	7,046,239	1.2
66,090		Zions Bancorp.	2,844,514	0.5
			137,824,843	22.6

		Health Care: 4.4%
66,700		AmerisourceBergen Corp.	5,215,273	0.8
39,150		Cigna Corp.	5,222,218	0.9
34,710	@	Henry Schein, Inc.	5,265,854	0.9
33,960		Humana, Inc.	6,928,859	1.1
38,910		Universal Health Services, Inc.	4,139,246	0.7
			26,771,450	4.4

		Industrials: 8.7%
134,810		Ametek, Inc.	6,551,766	1.1
65,820		Carlisle Cos., Inc.	7,259,288	1.2
98,960		Fortune Brands Home & Security, Inc.	5,290,402	0.9
55,960		Hubbell, Inc.	6,530,532	1.1
74,390		IDEX Corp.	6,699,563	1.1
67,560		MSC Industrial Direct Co.	6,241,868	1.0
43,950		Regal-Beloit Corp.	3,043,538	0.5
180,966	@	Rexnord Corp.	3,545,124	0.6
44,401		Snap-On, Inc.	7,604,559	1.2
			52,766,640	8.7

		Information Technology: 9.8%
109,120		Amphenol Corp.	7,332,864	1.2
59,900		Analog Devices, Inc.	4,349,938	0.7
120,210	@	Arrow Electronics, Inc.	8,570,973	1.4
111,730		CDW Corp.	5,820,016	1.0
143,806	@	CommScope Holding Co., Inc.	5,349,583	0.9
87,686		Jack Henry & Associates, Inc.	7,784,763	1.3
160,720	@	Keysight Technologies, Inc.	5,877,531	1.0
57,350		KLA-Tencor Corp.	4,512,298	0.7
123,680	@,L	Match Group, Inc.	2,114,928	0.3
140,020	@	Synopsys, Inc.	8,241,577	1.3
			59,954,471	9.8

		Materials: 4.1%
97,370		Ball Corp.	7,309,566	1.2
13,980		Sherwin-Williams Co.	3,756,985	0.6
110,335		Silgan Holdings, Inc.	5,646,945	0.9
167,970		WestRock Co.	8,527,837	1.4
			25,241,333	4.1

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		Real Estate: 10.2%
64,040		American Campus Communities, Inc.	3,187,271	0.5
122,980		American Homes 4 Rent	2,580,120	0.4
34,130		AvalonBay Communities, Inc.	6,046,129	1.0
45,070		Boston Properties, Inc.	5,668,905	0.9
201,370		Brixmor Property Group, Inc.	4,917,455	0.8
75,790	@	CBRE Group, Inc.	2,386,627	0.4
14,170		Essex Property Trust, Inc.	3,294,525	0.5
106,170		General Growth Properties, Inc.	2,652,127	0.4
39,300		HCP, Inc.	1,167,996	0.2
220,080		Kimco Realty Corp.	5,537,213	0.9
159,242		Outfront Media, Inc.	3,960,349	0.7
150,050		Rayonier, Inc.	3,991,330	0.7
54,430		Regency Centers Corp.	3,752,948	0.6
68,276		Vornado Realty Trust	7,125,966	1.2
131,560		Weyerhaeuser Co.	3,958,640	0.7
29,950		WP Carey, Inc.	1,769,746	0.3
			61,997,347	10.2

		Utilities: 11.3%
252,800		Centerpoint Energy, Inc.	6,228,992	1.0
183,480		CMS Energy Corp.	7,636,438	1.3
112,040		Edison International	8,065,760	1.3
240,444	@	Energen Corp.	13,866,405	2.3
109,270		National Fuel Gas Co.	6,189,053	1.0
72,550		Sempra Energy	7,301,432	1.2
127,580		WEC Energy Group, Inc.	7,482,567	1.2
66,420		Westar Energy, Inc.	3,742,767	0.6
205,330		Xcel Energy, Inc.	8,356,931	1.4
			68,870,345	11.3

	Total Common Stock (Cost $460,622,506)		597,053,478	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc: 1.9%
2,771,401	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,771,556, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,826,990, due 12/31/17-10/20/46)	2,771,401	0.5

2,771,401	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,771,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,826,829, due 01/25/17-10/20/66)	2,771,401	0.4
2,771,401	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,771,559, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,826,829, due 03/02/17-02/01/49)	2,771,401	0.4
583,285	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $583,317, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $594,951, due 10/31/18-11/30/22)	583,285	0.1
2,771,401	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,771,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,826,829, due 01/15/17-08/20/66)	2,771,401	0.5
		11,668,889	1.9

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.2%
13,568,320	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $13,568,320)	13,568,320	2.2

	Total Short-Term Investments (Cost $25,237,209)	25,237,209	4.1

	Total Investments in Securities (Cost $485,859,715)	$622,290,687	102.1
	Liabilities in Excess of Other Assets	(12,861,133)	(2.1)
	Net Assets	$609,429,554	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $487,727,050.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$152,270,460
Gross Unrealized Depreciation	(17,706,823)

Net Unrealized Appreciation	$134,563,637

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		China: 1.3%
674,995	@,L	JD.com, Inc. ADR	17,171,873	1.3

		Denmark: 0.4%
123,320	L	FLSmidth & Co. A/S	5,113,398	0.4

		France: 6.5%
176,998		LVMH Moet Hennessy Louis Vuitton SE	33,748,611	2.5
103,880		Kering	23,300,744	1.7
366,460		Societe Generale	18,025,061	1.3
189,437		Technip S.A.	13,493,979	1.0
			88,568,395	6.5

		Germany: 7.2%
146,838		Allianz SE	24,233,914	1.7
180,764		Bayer AG	18,832,683	1.4
81,976		Linde AG	13,447,198	1.0
374,830		SAP SE	32,424,793	2.4
77,987		Siemens AG	9,548,757	0.7
			98,487,345	7.2

		India: 3.4%
11,081,846		DLF Ltd.	18,136,563	1.4
2,374,040		ICICI Bank Ltd. ADR	17,781,560	1.3
1,494,555		Zee Entertainment Enterprises Ltd.	9,948,123	0.7
			45,866,246	3.4

		Italy: 1.2%
251,360	L	Brunello Cucinelli SpA	5,381,863	0.4
245,989		Prysmian S.p.A.	6,304,801	0.5
68,697	L	Tod's S.p.A.	4,469,015	0.3
			16,155,679	1.2

		Japan: 14.2%
1,213,400		Dai-ichi Life Holdings, Inc.	20,174,574	1.5
62,400		Fanuc Ltd.	10,439,177	0.8
807,100		KDDI Corp.	20,381,679	1.5
39,751		Keyence Corp.	27,199,605	2.0
359,200		Kyocera Corp.	17,809,328	1.3
268,700		Murata Manufacturing Co., Ltd.	35,881,315	2.6
321,700		Nidec Corp.	27,695,371	2.0
31,700		Nintendo Co., Ltd.	6,589,651	0.5
301,600		Sumitomo Mitsui Financial Group, Inc.	11,485,825	0.8
305,400		Suzuki Motor Corp.	10,722,251	0.8
79,000		TDK Corp.	5,416,891	0.4
			193,795,667	14.2

		Netherlands: 2.7%
553,853		Airbus Group SE	36,581,394	2.7

		Spain: 2.7%
1,168,262		Banco Bilbao Vizcaya Argentaria S.A.	7,872,858	0.6
847,575		Industria de Diseno Textil SA	28,873,561	2.1
			36,746,419	2.7

		Sweden: 1.4%
1,037,339		Assa Abloy AB	19,194,539	1.4

		Switzerland: 4.3%
380,537		Credit Suisse Group AG	5,438,267	0.4
166,236		Nestle S.A.	11,908,746	0.9
52,719		Roche Holding AG	12,017,431	0.9
1,851,086		UBS Group AG	28,942,583	2.1
			58,307,027	4.3

		United Kingdom: 5.9%
2,760,672	@,L	Circassia Pharmaceuticals Plc	3,198,136	0.2
7,470,594	@,L	Earthport PLC	1,956,448	0.2
1,277,980		International Consolidated Airlines Group SA	6,924,656	0.5
444,927		International Game Technology PLC	11,354,537	0.8
1,265,166		Prudential PLC	25,249,674	1.9
144,420		Shire PLC	8,246,322	0.6
575,775		Unilever PLC	23,284,402	1.7
			80,214,175	5.9

		United States: 45.5%
128,360		3M Co.	22,921,245	1.7
354,930	@,L	Acadia Pharmaceuticals, Inc.	10,236,181	0.8
225,053	@	Adobe Systems, Inc.	23,169,206	1.7
321,710		Aetna, Inc.	39,895,257	2.9
44,940	@	Alphabet, Inc. - Class A	35,612,703	2.6
46,607	@	Alphabet, Inc. - Class C	35,972,215	2.6
167,240		Anthem, Inc.	24,044,095	1.8
54,130	@	Biogen, Inc.	15,350,185	1.1
80,940	@	BioMarin Pharmaceutical, Inc.	6,705,070	0.5
78,530	@,L	Bluebird Bio, Inc.	4,845,301	0.4
688,420		Citigroup, Inc.	40,912,801	3.0
502,140		Colgate-Palmolive Co.	32,860,042	2.4
183,830		Emerson Electric Co.	10,248,522	0.8
244,740	@	Facebook, Inc.	28,157,337	2.1
341,370		FNF Group	11,592,925	0.9
196,530		Gilead Sciences, Inc.	14,073,513	1.0
110,630		Goldman Sachs Group, Inc.	26,490,354	1.9
274,980		Intuit, Inc.	31,515,458	2.3
219,560	@,L	Ionis Pharmaceuticals, Inc.	10,501,555	0.8
244,730	@	MacroGenics, Inc.	5,002,281	0.4
704,620		Maxim Integrated Products	27,177,193	2.0
317,290	@	PayPal Holdings, Inc.	12,523,436	0.9
390,540		S&P Global, Inc.	41,998,672	3.1
143,780	@	Sage Therapeutics, Inc.	7,341,407	0.5
234,000	L	Tiffany & Co.	18,118,620	1.3
569,050	@,L	Twitter, Inc.	9,275,515	0.7
154,700		United Parcel Service, Inc. - Class B	17,734,808	1.3
43,180	@	Vertex Pharmaceuticals, Inc.	3,181,071	0.2
275,380		Walt Disney Co.	28,700,104	2.1
170,890		Whole Foods Market, Inc.	5,256,576	0.4

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

168,310	Zimmer Biomet Holdings, Inc.	17,369,592	1.3
		618,783,240	45.5

	Total Common Stock (Cost $794,926,725)	1,314,985,397	96.7

PREFERRED STOCK: 1.9%
	Germany: 1.9%
334,794	Bayerische Motoren Werke AG	25,568,342	1.9

	India: 0.0%
5,080,989	@ Zee Entertainment Enterprises Ltd.	732,914	0.0

	Total Preferred Stock (Cost $12,716,306)	26,301,256	1.9

	Total Long-Term Investments (Cost $807,643,031)	1,341,286,653	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.8%
	Securities Lending Collateralcc: 4.5%
3,087,985	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,088,158, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,149,924, due 12/31/17-10/20/46)	3,087,985	0.2
14,671,056	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $14,671,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $14,964,477, due 01/25/17-10/20/66)	14,671,056	1.0

14,671,056	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $14,671,892, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $14,964,477, due 03/02/17-02/01/49)	14,671,056	1.1
14,671,056	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $14,671,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $14,964,478, due 01/15/17-08/20/66)	14,671,056	1.1
14,671,056	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $14,672,101, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,043,833, due 04/15/18-02/15/46)	14,671,056	1.1
		61,772,209	4.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.3%
17,378,495	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $17,378,495)	17,378,495	1.3

	Total Short-Term Investments (Cost $79,150,704)	79,150,704	5.8

	Total Investments in Securities (Cost $886,793,735)	$1,420,437,357	104.4
	Liabilities in Excess of Other Assets	(60,467,594)	(4.4)
	Net Assets	$1,359,969,763	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $894,308,904.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$565,017,363
Gross Unrealized Depreciation	(38,888,910)

Net Unrealized Appreciation	$526,128,453

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 85.4%
		Basic Materials: 2.3%
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	300,000	0.3
100,000	#	CVR Partners L.P. / CVR Nitrogen Finance Corp., 9.250%, 06/15/23	103,375	0.1
530,000		Freeport-McMoRan, Inc., 3.550%, 03/01/22	495,550	0.5
60,000		Hexion, Inc., 6.625%, 04/15/20	53,400	0.1
195,000		Hexion, Inc., 8.875%, 02/01/18	195,000	0.2
75,000	#	HudBay Minerals, Inc., 7.250%, 01/15/23	77,813	0.1
100,000	#	HudBay Minerals, Inc., 7.625%, 01/15/25	104,188	0.1
200,000	#	INEOS Group Holdings SA, 5.875%, 02/15/19	204,600	0.2
380,000		Resolute Forest Products, Inc., 5.875%, 05/15/23	343,900	0.3
35,000	#	Teck Resources Ltd., 8.500%, 06/01/24	40,425	0.0
35,000	#	Teck Resources Ltd., 8.000%, 06/01/21	38,588	0.0
175,000		Tronox Finance LLC, 6.375%, 08/15/20	164,500	0.2
145,000	#	Tronox Finance LLC, 7.500%, 03/15/22	135,937	0.1
80,000	#	United States Steel Corp., 8.375%, 07/01/21	88,642	0.1
			2,345,918	2.3

		Communications: 14.4%
200,000	#	Altice Financing SA, 6.625%, 02/15/23	206,000	0.2
200,000	#	Altice US Finance I Corp., 5.375%, 07/15/23	208,250	0.2
200,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	204,500	0.2
310,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	321,625	0.3
580,000		CenturyLink, Inc., 6.450%, 06/15/21	613,350	0.6
120,000	#	CommScope, Inc., 5.000%, 06/15/21	124,050	0.1
200,000	#	CSC Holdings LLC, 5.500%, 04/15/27	203,000	0.2
125,000	#	Ctrip.com International Ltd., 1.250%, 09/15/22	120,937	0.1
300,000		DISH DBS Corp., 5.875%, 07/15/22	316,500	0.3
260,000	#	DISH Network Corp., 3.375%, 08/15/26	297,212	0.3
225,000		Finisar Corp., 0.500%, 12/15/33	266,766	0.3
50,000		FireEye, Inc., 1.000%, 06/01/35	46,437	0.0

50,000		FireEye, Inc., 1.625%, 06/01/35	45,281	0.0
218,000		Frontier Communications Corp., 8.500%, 04/15/20	229,717	0.2
555,000		Frontier Communications Corp., 8.750%, 04/15/22	552,225	0.5
65,000		Frontier Communications Corp., 8.875%, 09/15/20	69,469	0.1
330,000		Frontier Communications Corp., 10.500%, 09/15/22	348,166	0.3
250,000		GCI, Inc., 6.750%, 06/01/21	257,500	0.3
140,000		GCI, Inc., 6.875%, 04/15/25	142,800	0.1
250,000	#	Gray Television, Inc., 5.125%, 10/15/24	242,500	0.2
280,000	#	Gray Television, Inc., 5.875%, 07/15/26	278,600	0.3
415,000	#	Hughes Satellite Systems Corp., 5.250%, 08/01/26	407,737	0.4
91,000		IAC/InterActiveCorp, 4.875%, 11/30/18	92,524	0.1
690,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	684,825	0.7
447,750		McGraw-Hill Global Education Holdings, LLC, 5.000%, 05/04/22	448,701	0.4
195,000	#	MDC Partners, Inc., 6.500%, 05/01/24	176,475	0.2
550,000	#	Netflix, Inc., 4.375%, 11/15/26	534,188	0.5
245,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	243,775	0.2
200,000	#	SFR Group SA, 6.000%, 05/15/22	206,000	0.2
350,000		Quebecor Media, Inc., 5.750%, 01/15/23	364,438	0.4
480,000		Shutterfly, Inc., 0.250%, 05/15/18	488,100	0.5
425,000	#	Sinclair Television Group, Inc., 5.125%, 02/15/27	405,875	0.4
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	168,938	0.2
1,760,000		Sprint Corp., 7.250%, 09/15/21	1,874,400	1.8
425,000		TEGNA, Inc., 6.375%, 10/15/23	451,307	0.4
130,000		T-Mobile USA, Inc., 6.000%, 03/01/23	137,638	0.1
250,000		T-Mobile USA, Inc., 6.000%, 04/15/24	264,063	0.3
70,000		T-Mobile USA, Inc., 6.500%, 01/15/24	75,250	0.1
450,000		T-Mobile USA, Inc., 6.500%, 01/15/26	487,688	0.5
100,000		T-Mobile USA, Inc., 6.633%, 04/28/21	104,625	0.1

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

57,674		Univision Communications Inc. Term Loan C3, 4.000%, 03/01/20	57,994	0.1
160,000	#	Univision Communications, Inc., 5.125%, 02/15/25	153,600	0.1
440,000	#	Videotron Ltd., 5.375%, 06/15/24	453,200	0.4
290,000		WebMD Health Corp., 2.500%, 01/31/18	297,613	0.3
105,000	#	WebMD Health Corp., 2.625%, 06/15/23	98,963	0.1
129,675		West Corp. 1st Lien Term Loan B12, 3.270%, 06/17/23	130,388	0.1
375,000		Windstream Services LLC, 6.375%, 08/01/23	336,563	0.3
360,000		Windstream Services LLC, 7.500%, 06/01/22	354,600	0.3
200,000		Windstream Services LLC, 7.750%, 10/15/20	206,600	0.2
150,000	#	Zillow Group, Inc., 2.000%, 12/01/21	154,781	0.2
			14,955,734	14.4

		Consumer, Cyclical: 12.0%
130,000	#	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24	131,544	0.1
190,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	194,750	0.2
335,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	344,212	0.3
70,000	#	Beazer Homes USA, Inc., 8.750%, 03/15/22	75,775	0.1
230,000	#	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	227,987	0.2
285,000		DR Horton, Inc., 5.750%, 08/15/23	306,731	0.3
171,270		Federal Mogul Corp., 4.750%, 04/15/21	169,879	0.2
375,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.750%, 01/15/22	373,125	0.4
345,000		Global Partners L.P. / GLP Finance Corp., 6.250%, 07/15/22	332,276	0.3
265,000		Global Partners L.P. / GLP Finance Corp., 7.000%, 06/15/23	257,050	0.2
350,000		Goodyear Tire & Rubber Co/The, 5.000%, 05/31/26	349,279	0.3
270,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	285,525	0.3
165,000	#	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24	172,219	0.2
205,000	#,&	IHO Verwaltungs GmbH, 4.125%, 09/15/21	207,563	0.2

185,000	#	International Automotive Components Group SA, 9.125%, 06/01/18	179,450	0.2
175,000	#	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	157,500	0.1
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	327,050	0.3
410,000		KB Home, 1.375%, 02/01/19	401,031	0.4
400,000		KB Home, 7.000%, 12/15/21	424,000	0.4
245,000		KB Home, 7.500%, 09/15/22	259,700	0.2
205,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	208,587	0.2
205,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	209,869	0.2
60,929		Landry's, Inc. - TL 1L, 4.000%, 10/04/23	61,675	0.1
250,000	#	Landry's, Inc., 6.750%, 10/15/24	254,375	0.2
250,000		Lennar Corp., 4.500%, 06/15/19	259,375	0.2
465,000		Lennar Corp., 4.750%, 11/15/22	478,950	0.5
100,000		LKQ Corp., 4.750%, 05/15/23	100,000	0.1
310,000		MDC Holdings, Inc., 5.500%, 01/15/24	321,625	0.3
145,000		Meritage Homes Corp., 7.000%, 04/01/22	157,688	0.2
200,000	#	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	208,500	0.2
230,000	#	PetSmart, Inc., 7.125%, 03/15/23	235,175	0.2
280,000		PulteGroup, Inc., 5.000%, 01/15/27	267,050	0.3
262,969		Redbox - TL 1L, 8.500%, 09/27/21	256,148	0.2
270,000		Regal Entertainment Group, 5.750%, 02/01/25	275,400	0.3
150,000		Regal Entertainment Group, 5.750%, 03/15/22	157,500	0.1
264,000	#	Rexel SA, 5.250%, 06/15/20	272,085	0.3
130,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	133,250	0.1
270,000		Ryland Group, Inc./The, 0.250%, 06/01/19	252,788	0.2
150,000		Scientific Games International, Inc., 6.250%, 09/01/20	128,250	0.1
990,000		Scientific Games International, Inc., 10.000%, 12/01/22	990,000	1.0
235,000		CalAtlantic Group, Inc., 1.250%, 08/01/32	243,078	0.2

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

365,000	#	Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 03/01/24	370,475	0.4
360,000	#	TI Group Automotive Systems LLC, 8.750%, 07/15/23	378,000	0.4
190,000		Titan International, Inc., 6.875%, 10/01/20	186,913	0.2
371,907		Tower Automotive Holdings - TL B 1L, 4.000%, 04/23/20	373,301	0.4
350,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	364,438	0.3
160,000	#	ZF North America Capital, Inc., 4.750%, 04/29/25	163,400	0.2
			12,484,541	12.0

		Consumer, Non-cyclical: 16.1%
34,290		AdvancePierre Foods - TL B 1L, 4.000%, 06/02/23	34,766	0.0
125,000		Albany Molecular Research, Inc., 2.250%, 11/15/18	162,812	0.2
80,000	#	Alliance One International, Inc., 8.500%, 04/15/21	81,400	0.1
545,000		Alliance One International, Inc., 9.875%, 07/15/21	469,381	0.4
155,000		Ascent Capital Group, Inc., 4.000%, 07/15/20	117,800	0.1
65,690		BioScrip, Inc. - TL B DD, 6.500%, 07/31/20	60,599	0.1
112,986		BioScrip, Inc. - TL B, 6.500%, 07/31/20	104,230	0.1
225,000		BioScrip, Inc., 8.875%, 02/15/21	169,875	0.2
115,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	135,341	0.1
215,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	208,550	0.2
265,000		Cardtronics, Inc., 1.000%, 12/01/20	312,700	0.3
42,000		Carriage Services, Inc., 2.750%, 03/15/21	56,674	0.0
150,000		Centene Corp., 4.750%, 01/15/25	146,812	0.1
165,000		Centene Corp., 5.625%, 02/15/21	173,893	0.2
110,000		Centene Corp., 6.125%, 02/15/24	116,187	0.1
225,000	#	Cenveo Corp., 6.000%, 08/01/19	201,937	0.2
145,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	101,500	0.1
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	726,450	0.7
375,000	#	Cimpress NV, 7.000%, 04/01/22	384,375	0.4
225,000		Constellation Brands, Inc., 3.750%, 05/01/21	232,870	0.2
275,000		Constellation Brands, Inc., 4.250%, 05/01/23	286,520	0.3

305,000	#	Constellis Holdings LLC / Constellis Finance Corp., 9.750%, 05/15/20	314,150	0.3
430,000		Del Monte Foods, Inc. 2nd Lien Term Loan, 8.450%, 08/18/21	331,100	0.3
310,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	316,975	0.3
406,000	#	DPx Holdings BV, 7.500%, 02/01/22	429,853	0.4
246,000		Emergent Biosolutions, Inc., 2.875%, 01/15/21	314,572	0.3
315,000	#	Endo Finance Co., 5.750%, 01/15/22	281,925	0.3
140,000	#	Endo Finance LLC & Endo Finco, Inc., 5.375%, 01/15/23	119,700	0.1
200,000	#	Endo Finance LLC / Endo Ltd. / Endo Finco, Inc., 6.000%, 07/15/23	176,500	0.2
200,000	#	Endo Ltd / Endo Finance LLC / Endo Finco, Inc., 6.500%, 02/01/25	167,500	0.2
180,000		Endologix, Inc., 2.250%, 12/15/18	162,225	0.2
205,000		Endologix, Inc., 3.250%, 11/01/20	180,144	0.2
200,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	201,000	0.2
600,000		HCA, Inc., 5.250%, 06/15/26	621,750	0.6
35,000	#	Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.750%, 11/01/24	35,613	0.0
365,000		Impax Laboratories, Inc., 2.000%, 06/15/22	289,947	0.3
295,000	#	Insulet Corp., 1.250%, 09/15/21	274,719	0.3
212,000		Ironwood Pharmaceuticals, Inc., 2.250%, 06/15/22	243,668	0.2
400,000		Jazz Investments I Ltd., 1.875%, 08/15/21	385,250	0.4
255,000		Kindred Healthcare, Inc., 6.375%, 04/15/22	228,544	0.2
240,000		Kindred Healthcare, Inc., 8.000%, 01/15/20	240,000	0.2
80,000	#	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	80,400	0.1
80,000	#	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	79,350	0.1
117,065		Lantheus Medical Imaging, Inc. - TL B 1L, 7.000%, 06/30/22	117,138	0.1
115,000		Macquarie Infrastructure Corp., 2.000%, 10/01/23	116,366	0.1
205,000		Medicines Co., 2.500%, 01/15/22	246,769	0.2
90,000	#	Medicines Co., 2.750%, 07/15/23	87,019	0.1
142,533		Metaldyne LLC - TL B 1L, 3.750%, 10/20/21	143,780	0.1
205,000		Molina Healthcare, Inc., 5.375%, 11/15/22	209,100	0.2
345,000	#	NuVasive, Inc., 2.250%, 03/15/21	439,659	0.4

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

325,000	#	Post Holdings, Inc., 5.000%, 08/15/26	312,000	0.3
260,000	#	Post Holdings, Inc., 6.000%, 12/15/22	272,675	0.3
100,000	#	Post Holdings, Inc., 6.750%, 12/01/21	107,000	0.1
100,000	#	Post Holdings, Inc., 7.750%, 03/15/24	111,500	0.1
245,000		Quidel Corp., 3.250%, 12/15/20	242,550	0.2
510,000	#	RegionalCare Hospital Partners Holdings, Inc., 8.250%, 05/01/23	511,275	0.5
250,000		Revlon Consumer Products Corp., 5.750%, 02/15/21	252,500	0.2
500,000	#	Sothebys, 5.250%, 10/01/22	493,750	0.5
85,000	#	Tenet Healthcare Corp., 7.500%, 01/01/22	88,825	0.1
130,000		Tenet Healthcare Corp., 8.125%, 04/01/22	123,305	0.1
360,000		Tenet Healthcare Corp., 4.375%, 10/01/21	356,400	0.3
480,000		Theravance, Inc., 2.125%, 01/15/23	409,200	0.4
525,000		United Rentals North America, Inc., 5.750%, 11/15/24	553,875	0.5
400,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	398,000	0.4
1,225,000	#	VRX Escrow Corp., 5.875%, 05/15/23	931,000	0.9
470,000		Wright Medical Group, Inc., 2.000%, 02/15/20	492,031	0.5
			16,775,274	16.1

		Energy: 15.2%
150,000	#	Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	156,000	0.2
135,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	138,037	0.1
355,000	#	Antero Resources Corp., 5.000%, 03/01/25	348,969	0.3
175,000		Antero Resources Corp., 6.000%, 12/01/20	180,259	0.2
275,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	276,375	0.3
310,000	#	California Resources Corp., 8.000%, 12/15/22	277,450	0.3
350,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/21	298,375	0.3
175,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	146,125	0.1
125,000		Carrizo Oil & Gas, Inc., 7.500%, 09/15/20	129,687	0.1
125,000	#	Chesapeake Energy Corp., 5.500%, 09/15/26	135,937	0.1

173,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	187,575	0.2
137,000	#	Cobalt International Energy, Inc., 7.750%, 12/01/23	76,720	0.1
318,000	#	Cobalt International Energy, Inc., 10.750%, 12/01/21	308,301	0.3
200,000		Concho Resources, Inc., 4.375%, 01/15/25	200,602	0.2
200,000		Concho Resources, Inc., 5.500%, 04/01/23	208,260	0.2
90,000		DCP Midstream Operating L.P., 2.700%, 04/01/19	89,325	0.1
120,000		DCP Midstream Operating L.P., 3.875%, 03/15/23	116,026	0.1
325,000		DCP Midstream Operating L.P., 5.600%, 04/01/44	298,187	0.3
205,000		Denbury Resources, Inc., 4.625%, 07/15/23	165,537	0.2
160,000		Denbury Resources, Inc., 5.500%, 05/01/22	140,400	0.1
295,000		Energy Transfer Equity L.P., 5.875%, 01/15/24	306,062	0.3
60,000		EnLink Midstream Partners L.P., 5.050%, 04/01/45	54,491	0.1
174,000		EnLink Midstream Partners L.P., 5.600%, 04/01/44	167,869	0.2
305,226		EP Energy Corp. TL B2 2L, 9.750%, 06/30/21	320,106	0.3
5,000		EP Energy LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	4,634	0.0
50,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 10/01/22	48,750	0.0
510,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 04/01/21	497,250	0.5
205,000	#	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	220,375	0.2
145,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 5.750%, 02/15/21	147,175	0.1
100,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.750%, 08/01/22	104,400	0.1
210,000	#	Great Western Petroleum LLC / Great Western Finance, Inc., 9.000%, 09/30/21	219,450	0.2
2,000		Green Field Energy Services, Inc. - Escrow Shares	–	–
300,000	#	Gulfport Energy Corp., 6.000%, 10/15/24	306,750	0.3
200,000	#	Gulfport Energy Corp., 6.375%, 05/15/25	203,040	0.2
110,000		Gulfport Energy Corp., 6.625%, 05/01/23	115,500	0.1

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

131,000	#	Halcon Resources Corp., 12.000%, 02/15/22	143,445	0.1
90,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 5.500%, 05/15/22	94,021	0.1
255,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/25	259,462	0.3
200,000		Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.500%, 03/01/20	206,500	0.2
140,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	146,650	0.1
250,380		Jonah Energy, 7.500%, 05/12/21	237,861	0.2
345,000		MPLX L.P., 4.875%, 06/01/25	354,870	0.3
80,000		Murphy Oil Corp., 6.875%, 08/15/24	85,400	0.1
250,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	261,875	0.3
303,000		Noble Energy, Inc., 5.625%, 05/01/21	316,157	0.3
490,000		Oasis Petroleum, Inc., 6.875%, 03/15/22	504,700	0.5
425,000		ONEOK, Inc., 7.500%, 09/01/23	489,813	0.5
230,000	#	Parsley Energy LLC / Parsley Finance Corp., 5.375%, 01/15/25	231,932	0.2
210,000	#	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	222,033	0.2
215,000		PDC Energy, Inc., 7.750%, 10/15/22	230,050	0.2
275,000	#	Range Resources Corp., 5.000%, 03/15/23	272,938	0.3
410,000		Rice Energy, Inc., 6.250%, 05/01/22	423,325	0.4
125,000		Rice Energy, Inc., 7.250%, 05/01/23	133,125	0.1
70,000		Rowan Cos, Inc., 4.875%, 06/01/22	66,500	0.1
296,000		Rowan Cos, Inc., 5.400%, 12/01/42	224,960	0.2
31,000		Rowan Cos, Inc., 5.850%, 01/15/44	24,180	0.0
125,000	#	Sabine Pass Liquefaction LLC, 5.000%, 03/15/27	126,563	0.1
325,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	349,375	0.3
255,000		Sabine Pass Liquefaction LLC, 5.750%, 05/15/24	274,763	0.3
245,000	#	Sabine Pass Liquefaction LLC, 5.875%, 06/30/26	264,906	0.3
360,000		Sanchez Energy Corp., 7.750%, 06/15/21	368,100	0.4
130,000		SEACOR Holdings, Inc., 3.000%, 11/15/28	115,131	0.1
35,000		SM Energy Co., 6.125%, 11/15/22	35,613	0.0

45,000		SM Energy Co., 6.750%, 09/15/26	46,575	0.0
200,000		Swift Energy Co., 12/31/49	–	–
175,000		Swift Energy Co., 12/31/49	–	–
130,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/23	124,963	0.1
215,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	218,225	0.2
190,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.375%, 08/01/22	197,600	0.2
135,000	#	TerraForm Power Operating LLC, 6.375%, 02/01/23	137,363	0.1
300,000		Tesoro Corp., 5.375%, 10/01/22	312,375	0.3
200,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	205,000	0.2
295,000		Western Refining Logistics L.P. / WNRL Finance Corp., 7.500%, 02/15/23	320,075	0.3
260,000		Whiting Petroleum Corp., 1.250%, 04/01/20	229,450	0.2
180,000		Williams Cos, Inc., 4.550%, 06/24/24	179,550	0.2
405,000		Williams Cos, Inc., 5.750%, 06/24/44	394,875	0.4
100,000		WPX Energy, Inc., 6.000%, 01/15/22	103,000	0.1
150,000		WPX Energy, Inc., 7.500%, 08/01/20	162,000	0.2
80,000		WPX Energy, Inc., 8.250%, 08/01/23	89,800	0.1
			15,779,098	15.2

		Financial: 9.1%
232,413	#,&	AAF Holdings LLC/AAF Finance Co., 12.000%, 07/01/19	241,128	0.2
275,000	#	Alliance Data Systems Corp., 5.875%, 11/01/21	279,812	0.3
300,000		Ally Financial, Inc., 4.625%, 03/30/25	296,625	0.3
200,000		Ally Financial, Inc., 4.625%, 05/19/22	202,750	0.2
508,000		Ally Financial, Inc., 5.750%, 11/20/25	508,635	0.5
325,000		Capital One Financial Corp., 5.550%, 12/29/49	329,875	0.3
225,000		Citigroup, Inc., 5.900%, 12/29/49	228,094	0.2
550,000		Citigroup, Inc., 6.250%, 12/29/49	566,637	0.5

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

335,000	#	Communications Sales & Leasing, Inc. / CSL Capital LLC, 6.000%, 04/15/23	346,725	0.3
315,555		Confie Seguros Holding II - TL B 1L, 5.750%, 04/19/22	317,724	0.3
475,000	#	Credit Agricole SA, 8.125%, 12/29/49	501,709	0.5
200,000		DuPont Fabros Technology L.P., 5.875%, 09/15/21	209,375	0.2
195,000		Equinix, Inc., 5.375%, 04/01/23	203,287	0.2
600,000		Fly Leasing Ltd, 6.375%, 10/15/21	627,000	0.6
250,000	#	Galileo Re Ltd. (Cat Bond), 7.918%, 01/09/19	250,887	0.2
260,000	#	Iron Mountain US Holdings, Inc., 5.375%, 06/01/26	252,850	0.2
300,000		Iron Mountain, Inc., 5.750%, 08/15/24	309,750	0.3
250,000		Kennedy-Wilson, Inc., 5.875%, 04/01/24	255,625	0.3
250,000	#	Kilimanjaro Re Ltd. (Cat Bond), 5.003%, 04/30/18	255,463	0.3
250,000	#	Kilimanjaro Re Ltd., 9.753%, 12/06/19	261,088	0.3
350,000		Morgan Stanley, 5.550%, 12/29/49	354,375	0.3
300,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	304,500	0.3
125,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 06/01/22	125,000	0.1
575,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	585,063	0.6
100,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18	101,750	0.1
75,000		Navient Corp., 6.625%, 07/26/21	79,500	0.1
125,000	#	Ocwen Loan Servicing LLC, 8.375%, 11/15/22	127,563	0.1
435,000	#	Provident Funding Associates L.P. / PFG Finance Corp., 6.750%, 06/15/21	439,350	0.4
120,000	#	Quicken Loans, Inc., 5.750%, 05/01/25	117,300	0.1
225,000	#	Rialto Holdings LLC / Rialto Corp., 7.000%, 12/01/18	228,938	0.2
400,000		Royal Bank of Scotland Group PLC, 8.000%, 12/29/49	384,000	0.4
210,000	#	TMX Finance LLC / TitleMax Finance Corp., 8.500%, 09/15/18	184,275	0.2
			9,476,653	9.1

		Industrial: 7.9%
135,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	134,662	0.1

	105,000		AECOM, 5.875%, 10/15/24	112,624	0.1
	242,000		AEP Industries, Inc., 8.250%, 04/15/19	248,111	0.2
	250,000	#	Amsted Industries, Inc., 5.000%, 03/15/22	251,250	0.2
EUR	100,000	#,&	ARD Finance SA, 6.625%, 09/15/23	105,668	0.1
	100,000	#,&	ARD Finance SA, 7.125%, 09/15/23	99,125	0.1
	70,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.156%, 05/15/21	72,187	0.1
	80,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	79,300	0.1
	90,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	95,175	0.1
	325,000		Ball Corp., 4.000%, 11/15/23	319,719	0.3
	575,000		Ball Corp., 5.250%, 07/01/25	603,031	0.6
	350,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	315,000	0.3
	85,000	#	Belden, Inc., 5.250%, 07/15/24	85,850	0.1
	208,961		Builders FirstSource, Inc. Term Loan B, 4.750%, 07/31/22	211,077	0.2
	140,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	141,225	0.1
	305,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	319,106	0.3
	205,000	#	Coveris Holdings SA, 7.875%, 11/01/19	204,487	0.2
	640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	720,000	0.7
	425,000		Dycom Industries, Inc., 0.750%, 09/15/21	465,906	0.4
	150,000	#	Engility Corp., 8.875%, 09/01/24	157,687	0.2
	270,000	#	Florida East Coast Holdings Corp., 6.750%, 05/01/19	280,125	0.3
	644,000		General Cable Corp., 4.500%, 11/15/29	505,942	0.5
	405,000		Griffon Corp., 5.250%, 03/01/22	411,885	0.4
	273,000		Jack Cooper Holdings Corp., 9.250%, 06/01/20	119,438	0.1
	265,000		MasTec, Inc., 4.875%, 03/15/23	260,363	0.3
	575,000	#	NANA Development Corp., 9.500%, 03/15/19	526,125	0.5
	81,496		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	84,169	0.1
	100,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	103,250	0.1
	100,000		RTI International Metals, Inc., 1.625%, 10/15/19	103,938	0.1

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

126,000		SunPower Corp., 0.875%, 06/01/21	83,318	0.1
200,000	#	syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/21	147,000	0.1
125,000		Triumph Group, Inc., 5.250%, 06/01/22	117,188	0.1
75,000	#	Tutor Perini Corp., 2.875%, 06/15/21	85,828	0.1
311,000		Vishay Intertechnology, Inc., 2.250%, 05/15/41	301,476	0.3
313,425		Zekelman Industries, Inc., 6.000%, 06/14/21	317,343	0.3
			8,188,578	7.9

		Insurance: 0.1%
71,581		Alliant Holdings I, Inc. 2015 Term Loan B, 4.753%, 08/12/22	71,954	0.1

		Technology: 5.8%
210,000		Brocade Communications Systems, Inc., 4.625%, 01/15/23	208,950	0.2
110,000		Citrix Systems, Inc., 0.500%, 04/15/19	127,875	0.1
145,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	154,277	0.1
385,000		Diebold, Inc., 8.500%, 04/15/24	412,431	0.4
200,000		DynCorp International, Inc. Term Loan B2, 7.750%, 07/07/20	201,021	0.2
28,750	&	DynCorp International, Inc., 11.875%, 11/30/20	26,881	0.0
375,000	#	Entegris, Inc., 6.000%, 04/01/22	391,406	0.4
420,000	#	First Data Corp., 5.750%, 01/15/24	434,965	0.4
155,000	#	First Data Corp., 7.000%, 12/01/23	165,462	0.2
300,000	#	Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24	318,285	0.3
510,000		j2 Global, Inc., 8.000%, 08/01/20	530,719	0.5
145,000		KEYW Holding Corp./The, 2.500%, 07/15/19	146,178	0.1
465,000	#	Micron Technology, Inc., 5.250%, 08/01/23	469,069	0.5
110,000	#	Micron Technology, Inc., 5.625%, 01/15/26	109,587	0.1
200,000	±	Midway Games, Inc., 06/01/21	–	–
160,000	#	MSCI, Inc., 4.750%, 08/01/26	159,000	0.2
250,000	#	MSCI, Inc., 5.250%, 11/15/24	263,125	0.3
265,000		NCR Corp., 5.000%, 07/15/22	271,625	0.3
160,000		NCR Corp., 6.375%, 12/15/23	172,400	0.2

120,000		Nuance Communications, Inc., 1.000%, 12/15/35	108,975	0.1
440,000		ON Semiconductor Corp., 1.000%, 12/01/20	452,925	0.4
200,000	#	Open Text Corp., 5.875%, 06/01/26	211,500	0.2
200,000	#	Quintiles IMS, Inc., 5.000%, 10/15/26	201,000	0.2
195,500		SkillSoft 1st Lien TL, 5.837%, 04/28/21	179,249	0.2
205,000		Synchronoss Technologies, Inc., 0.750%, 08/15/19	216,275	0.2
46,000	#	Teradyne, Inc., 1.250%, 12/15/23	48,818	0.0
			5,981,998	5.8

		Utilities: 2.5%
505,000		AES Corp., 4.875%, 05/15/23	501,313	0.5
100,000		AES Corp., 5.500%, 03/15/24	102,250	0.1
261		Red Oak Power LLC, 8.540%, 11/30/19	262	0.0
100,000		AmeriGas Partners L.P. / AmeriGas Finance Corp., 5.500%, 05/20/25	101,375	0.1
200,000	#	Calpine Corp., 5.250%, 06/01/26	198,000	0.2
110,000		Calpine Corp., 5.750%, 01/15/25	106,700	0.1
245,000		NRG Energy, Inc., 6.250%, 05/01/24	239,487	0.2
515,000	#	NRG Energy, Inc., 6.625%, 01/15/27	489,250	0.5
170,000	#	NRG Energy, Inc., 7.250%, 05/15/26	170,000	0.1
107,296	#	NSG Holdings, LLC, 7.750%, 12/15/25	116,282	0.1
755,000		Talen Energy Supply LLC, 6.500%, 06/01/25	587,013	0.6
			2,611,932	2.5

	Total Corporate Bonds/Notes (Cost $87,316,206)		88,671,680	85.4

MUNICIPAL BONDS: 0.6%
		: 0.6%
30,000		Buckeye Tobacco Settlement Financing Authority, 5.750%, 06/01/34	25,913	0.0
293,000		Buckeye Tobacco Settlement Financing Authority, 5.875%, 06/01/47	257,087	0.3
62,000		Buckeye Tobacco Settlement Financing Authority, 6.000%, 06/01/42	53,949	0.1
125,000		Golden State Tobacco Securitization Corp., 5.125%, 06/01/47	110,161	0.1
15,000		Michigan Tobacco Settlement Finance Authority, 6.000%, 06/01/48	13,281	0.0

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

165,000	Tobacco Settlement Financing Corp./NJ, 5.000%, 06/01/41	143,547	0.1
55,000	Tobacco Settlement Financing Corp./VA, 5.000%, 06/01/47	46,821	0.0

	Total Municipal Bonds (Cost $634,642)	650,759	0.6

FOREIGN GOVERNMENT BONDS: –%
14,440	& Mashantucket Western Pequot Tribe, 07/01/36	–	–

	Total Foreign Government Bonds (Cost $1,223)	–	–

U.S. TREASURY OBLIGATIONS: 3.4%
	U.S. Treasury Notes: 3.4%
3,500,000	0.705%, due 07/31/18	3,503,889	3.4

	Total U.S. Treasury Obligations (Cost $3,500,614)	3,503,889	3.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: 4.6%
		Consumer Discretionary: 0.9%
3,636	@	Cengage Learning Holdings II L.P.	56,965	0.0
50,408		Ford Motor Co.	611,449	0.6
1,476	#,@	Perseus Holding Corp.	–	–
5,043		Starbucks Corp.	279,987	0.3
			948,401	0.9

		Energy: 0.2%
424,441	@	Ascent Resources - Utica LLC	5,093	0.0
3,743		Marathon Petroleum Corp.	188,460	0.2
91	@	Midstates Petroleum Co., Inc.	1,888	0.0
20	@	TPT Acquisition, Inc.	–	–
			195,441	0.2

		Financials: 0.4%
2,083		Capital One Financial Corp.	181,721	0.2
2,568		JPMorgan Chase & Co.	221,593	0.2
			403,314	0.4

		Health Care: 1.0%
2,690		Aetna, Inc.	333,587	0.3
3,183	@	Alere, Inc.	124,041	0.1
15,129	@	BioScrip, Inc.	15,734	0.0
1,411		Cigna Corp.	188,213	0.2
4,020	@	Mylan NV	153,363	0.2
1,767		Thermo Fisher Scientific, Inc.	249,324	0.2
			1,064,262	1.0

		Industrials: 0.5%
123	@	Ceva Holdings LLC	12,335	0.0
18,113	@	Commercial Vehicle Group, Inc.	100,165	0.1

5,836	@	Liberty Tire Recycling	–	–
1,030		Orbital ATK, Inc.	90,362	0.1
3,432	@	United Continental Holdings, Inc.	250,124	0.3
			452,986	0.5

		Information Technology: 0.5%
10,537	@	NCR Corp.	427,381	0.4
1,750		TE Connectivity Ltd.	121,240	0.1
			548,621	0.5

		Materials: 0.3%
3,564		LyondellBasell Industries NV - Class A	305,720	0.3

		Real Estate: 0.8%
5,760	@	Communications Sales & Leasing, Inc.	146,362	0.1
32,109		Forest City Realty Trust, Inc.	669,151	0.7
			815,513	0.8

		Telecommunication Services: 0.0%
1,994		Windstream Holdings, Inc.	14,616	0.0

	Total Common Stock (Cost $3,787,530)		4,748,874	4.6

PREFERRED STOCK: 1.4%
		Consumer Discretionary: –%
775	#,@	Perseus Holding Corp.	–	–

		Financials: 0.9%
470	@	Bank of America Corp.	548,396	0.5
3,542	@,P	GMAC Capital Trust I	89,967	0.1
232	@	Wells Fargo & Co.	276,080	0.3
			914,443	0.9

		Health Care: 0.5%
811	@	Alere, Inc.	268,226	0.2
225	@	Allergan PLC	171,553	0.2
44	@	BioScrip, Inc.	2,735	0.0
150	@	Kindred Healthcare, Inc.	70,762	0.1
			513,276	0.5

		Industrials: 0.0%
267	@	Ceva Holdings Series A-2	60,082	0.0

	Total Preferred Stock (Cost $1,850,002)		1,487,801	1.4

WARRANTS: –%
		Energy: –%
644	@	Midstates Petroleum Co., Inc.	–	–

		Health Care: –%
126	@	BioScrip, Inc. - Class A	–	–
126	@	BioScrip, Inc. - Class B	–	–
			–	–

	Total Warrants (Cost $–)		–	–

	Total Long-Term Investments (Cost $97,090,217)		99,063,003	95.4

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
		Corporate Bonds/Notes: 0.5%
300,000		Golar LNG Ltd., 3.750%, 03/07/17	299,625	0.3
250,000	#	Sanders Re Ltd. (Cat Bond), 4.503%, 05/05/17	250,862	0.2
			550,487	0.5

		U.S. Treasury Bills: 1.9%
700,000	Z	United States Treasury Bill, 0.350%, 01/19/17	699,874	0.7
1,250,000	Z	United States Treasury Bill, 0.390%, 02/02/17	1,249,566	1.2
			1,949,440	1.9

		Certificates of Deposit: 0.2%
260,000		Sumitomo, 1.260%, 04/03/17
		(Cost $260,000)	260,199	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
489,318	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $489,318)	489,318	0.5

	Total Short-Term Investments (Cost $3,252,170)	3,249,444	3.1

	Total Investments in Securities (Cost $100,342,387)	$102,312,447	98.5
	Assets in Excess of Other Liabilities	1,523,269	1.5
	Net Assets	$103,835,716	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
P	Preferred Stock may be called prior to convertible date.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

EUR	EU Euro

Cost for federal income tax purposes is $100,876,856.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,903,725
Gross Unrealized Depreciation	(3,468,134)

Net Unrealized Appreciation	$1,435,591

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 21.3%
9,800	@	Autozone, Inc.	7,739,942	0.9
68,000		Bloomin Brands, Inc.	1,226,040	0.1
68,300		BorgWarner, Inc.	2,693,752	0.3
38,100	L	Brinker International, Inc.	1,887,093	0.2
62,200	@	Burlington Stores, Inc.	5,271,450	0.6
84,300	@	Carmax, Inc.	5,428,077	0.6
29,700		Carter's, Inc.	2,565,783	0.3
4,300	@,L	Chipotle Mexican Grill, Inc.	1,622,476	0.2
40,100		Choice Hotels International, Inc.	2,247,605	0.3
86,400		Coach, Inc.	3,025,728	0.4
57,000	@	Ctrip.com International Ltd. ADR	2,280,000	0.3
44,200		Delphi Automotive PLC	2,976,870	0.4
55,200		Dick's Sporting Goods, Inc.	2,931,120	0.3
102,900		Dollar General Corp.	7,621,803	0.9
60,900	@	Dollar Tree, Inc.	4,700,262	0.6
48,200		Dunkin' Brands Group, Inc.	2,527,608	0.3
120,800		Extended Stay America, Inc.	1,950,920	0.2
31,900		Ferrari NV	1,854,666	0.2
36,100	@	Five Below, Inc.	1,442,556	0.2
320,900		Hanesbrands, Inc.	6,921,813	0.8
24,600		Harley-Davidson, Inc.	1,435,164	0.2
12,000		Harman International Industries, Inc.	1,333,920	0.2
109,300		Hilton Worldwide Holdings, Inc.	2,972,960	0.4
122,900		Interpublic Group of Cos., Inc.	2,877,089	0.3
64,900	@	Kate Spade & Co.	1,211,683	0.1
71,500		L Brands, Inc.	4,707,560	0.6
62,500	@	Liberty Interactive Corp. QVC Group	1,248,750	0.1
19,600	@	Lululemon Athletica, Inc.	1,273,804	0.2
50,312		Marriott International, Inc.	4,159,796	0.5
84,700		Mattel, Inc.	2,333,485	0.3
131,300	@	MGM Resorts International	3,785,379	0.4
122,500	@	Michaels Cos, Inc.	2,505,125	0.3
16,600	@	Mohawk Industries, Inc.	3,314,688	0.4
80,800		Newell Brands, Inc.	3,607,720	0.4
42,200	@	Norwegian Cruise Line Holdings Ltd.	1,794,766	0.2
1,700	@	NVR, Inc.	2,837,300	0.3
41,100		Omnicom Group	3,498,021	0.4
27,700	@	O'Reilly Automotive, Inc.	7,711,957	0.9
8,000	@	Panera Bread Co.	1,640,720	0.2
25,900		Papa John's International, Inc.	2,216,522	0.3
18,800	L	Polaris Industries, Inc.	1,548,932	0.2
88,900		Pulte Group, Inc.	1,633,982	0.2
32,000		PVH Corp.	2,887,680	0.3
24,600	@,L	Restoration Hardware Holdings, Inc.	755,220	0.1

125,000		Ross Stores, Inc.	8,200,000	1.0
23,600		Royal Caribbean Cruises Ltd.	1,936,144	0.2
151,000		Service Corp. International	4,288,400	0.5
36,000		Signet Jewelers Ltd.	3,393,360	0.4
36,500	L	Sotheby's	1,454,890	0.2
34,500	@,L	Tempur Sealy International, Inc.	2,355,660	0.3
9,300	@,L	Tesla Motors, Inc.	1,987,317	0.2
39,400	L	Tiffany & Co.	3,050,742	0.4
58,900	@	Toll Brothers, Inc.	1,825,900	0.2
67,100		Tractor Supply Co.	5,086,851	0.6
18,400	@	TripAdvisor, Inc.	853,208	0.1
18,100	@	Ulta Salon Cosmetics & Fragrance, Inc.	4,614,414	0.5
84,300	@	Vipshop Holdings Ltd. ADR	928,143	0.1
33,020	@,L	Wayfair, Inc.	1,157,351	0.1
12,700		Whirlpool Corp.	2,308,479	0.3
47,000		Williams-Sonoma, Inc.	2,274,330	0.3
56,500		Wolverine World Wide, Inc.	1,240,175	0.1
16,200	L	Wynn Resorts Ltd.	1,401,462	0.2
			180,564,613	21.3

		Consumer Staples: 5.6%
84,200	@	Blue Buffalo Pet Products, Inc.	2,024,168	0.2
79,300		Brown-Forman Corp. - Class B	3,562,156	0.4
75,200		Church & Dwight Co., Inc.	3,323,088	0.4
11,800		Clorox Co.	1,416,236	0.2
67,500		Conagra Brands, Inc.	2,669,625	0.3
10,100		Constellation Brands, Inc.	1,548,431	0.2
44,600		Dr Pepper Snapple Group, Inc.	4,043,882	0.5
109,700	L	Flowers Foods, Inc.	2,190,709	0.3
45,400	@	Hain Celestial Group, Inc.	1,771,962	0.2
46,400		Hershey Co.	4,799,152	0.6
18,500		JM Smucker Co.	2,369,110	0.3
45,000		McCormick & Co., Inc.	4,199,850	0.5
59,800		Mead Johnson Nutrition Co.	4,231,448	0.5
17,100	@	Monster Beverage Corp.	758,214	0.1
35,000		Pinnacle Foods, Inc.	1,870,750	0.2
14,300		Pricesmart, Inc.	1,194,050	0.1
61,400	@	Sprouts Farmers Market, Inc.	1,161,688	0.1
49,300		Tyson Foods, Inc.	3,040,824	0.4
41,900		Whole Foods Market, Inc.	1,288,844	0.1
			47,464,187	5.6

		Energy: 1.8%
53,500		Cabot Oil & Gas Corp.	1,249,760	0.2
39,637	@	Centennial Resource Development, Inc.	766,009	0.1
13,000		Cimarex Energy Co.	1,766,700	0.2
13,200	@	Concho Resources, Inc./Midland TX	1,750,320	0.2
16,000	@	Diamondback Energy, Inc.	1,616,960	0.2

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

25,700		EQT Corp.	1,680,780	0.2
61,900		Oceaneering International, Inc.	1,746,199	0.2
9,300		Pioneer Natural Resources Co.	1,674,651	0.2
29,600		Range Resources Corp.	1,017,056	0.1
19,600		Tesoro Corp.	1,714,020	0.2
			14,982,455	1.8

		Financials: 7.8%
25,600		Aon PLC	2,855,168	0.3
58,800		BankUnited, Inc.	2,216,172	0.3
86,833		CBOE Holdings, Inc.	6,416,090	0.8
106,100	@	E*Trade Financial Corp.	3,676,365	0.4
9,800		Factset Research Systems, Inc.	1,601,614	0.2
64,700		Fifth Third Bancorp	1,744,959	0.2
28,900		Financial Engines, Inc.	1,062,075	0.1
44,900		First Republic Bank	4,137,086	0.5
129,100		FNF Group	4,384,236	0.5
60,300		Intercontinental Exchange, Inc.	3,402,126	0.4
36,100		Invesco Ltd.	1,095,274	0.1
84,700		Lazard Ltd.	3,480,323	0.4
40,700		Moody's Corp.	3,836,789	0.5
30,700		MSCI, Inc. - Class A	2,418,546	0.3
28,800		Northern Trust Corp.	2,564,640	0.3
64,800		Progressive Corp.	2,300,400	0.3
6,400		S&P Global, Inc.	688,256	0.1
11,400	@	Signature Bank	1,712,280	0.2
37,000		State Street Corp.	2,875,640	0.3
20,600	@	SVB Financial Group	3,536,196	0.4
86,800		TD Ameritrade Holding Corp.	3,784,480	0.5
53,630		Webster Financial Corp.	2,911,037	0.3
23,300		Willis Towers Watson PLC	2,849,124	0.3
84,000	L	WisdomTree Investments, Inc.	935,760	0.1
			66,484,636	7.8

		Health Care: 15.2%
84,399	@,L	Acadia Healthcare Co., Inc.	2,793,607	0.3
60,800	@,L	Acadia Pharmaceuticals, Inc.	1,753,472	0.2
61,900		Agilent Technologies, Inc.	2,820,164	0.3
18,700	@,L	Agios Pharmaceuticals, Inc.	780,351	0.1
41,100	@	Akorn, Inc.	897,213	0.1
13,200	@	Alexion Pharmaceuticals, Inc.	1,615,020	0.2
22,900	@	Align Technology, Inc.	2,201,377	0.3
42,300	@	Alkermes PLC	2,351,034	0.3
16,600	@,L	Alnylam Pharmaceuticals, Inc.	621,504	0.1
54,500		AmerisourceBergen Corp.	4,261,355	0.5
9,800	@,L	Athenahealth, Inc.	1,030,666	0.1
47,800	@	BioMarin Pharmaceutical, Inc.	3,959,752	0.5
14,400	@,L	Bluebird Bio, Inc.	888,480	0.1
57,700		Bruker Corp.	1,222,086	0.2
69,684	@	Catalent, Inc.	1,878,681	0.2
49,000	@	Centene Corp.	2,768,990	0.3
43,400	@	Cerner Corp.	2,055,858	0.2

28,600		Cooper Cos., Inc.	5,002,998	0.6
18,600		CR Bard, Inc.	4,178,676	0.5
32,900	@	DaVita, Inc.	2,112,180	0.3
77,650		Dentsply Sirona, Inc.	4,482,734	0.5
46,100	@	Endo International PLC	759,267	0.1
25,217	@	Envision Healthcare Corp.	1,595,984	0.2
27,000	@	Henry Schein, Inc.	4,096,170	0.5
140,800	@	Hologic, Inc.	5,648,896	0.7
41,700	@	Horizon Pharma PLC	674,706	0.1
9,300		Humana, Inc.	1,897,479	0.2
41,100	@	Idexx Laboratories, Inc.	4,819,797	0.6
22,200	@	Illumina, Inc.	2,842,488	0.3
45,900	@	Incyte Corp., Ltd.	4,602,393	0.5
5,050	@,L	Intercept Pharmaceuticals, Inc.	548,682	0.1
11,400	@	Intuitive Surgical, Inc.	7,229,538	0.9
59,700	@,L	Ironwood Pharmaceuticals, Inc.	912,813	0.1
13,000	@	Jazz Pharmaceuticals PLC	1,417,390	0.2
20,100	@	Mallinckrodt PLC - W/I	1,001,382	0.1
22,600	@	Medidata Solutions, Inc.	1,122,542	0.1
29,700	@	Mednax, Inc.	1,979,802	0.2
10,100	@	Mettler Toledo International, Inc.	4,227,456	0.5
33,779	@	Neurocrine Biosciences, Inc.	1,307,247	0.2
15,700	@	Pacira Pharmaceuticals, Inc.	507,110	0.1
26,200	@	Quintiles IMS Holdings, Inc.	1,992,510	0.2
25,400	@	Seattle Genetics, Inc.	1,340,358	0.2
16,800		Teleflex, Inc.	2,707,320	0.3
32,470	@,L	Tesaro, Inc.	4,366,566	0.5
11,100	@,L	Ultragenyx Pharmaceutical, Inc.	780,441	0.1
12,500	@,L	United Therapeutics Corp.	1,792,875	0.2
25,300		Universal Health Services, Inc.	2,691,414	0.3
67,700	@	Veeva Systems, Inc.	2,755,390	0.3
26,500	@	Vertex Pharmaceuticals, Inc.	1,952,255	0.2
18,500	@	WellCare Health Plans, Inc.	2,535,980	0.3
21,300		West Pharmaceutical Services, Inc.	1,806,879	0.2
132,850		Zoetis, Inc.	7,111,461	0.8
			128,700,789	15.2

		Industrials: 17.0%
37,800		Alaska Air Group, Inc.	3,353,994	0.4
9,500		Allegiant Travel Co.	1,580,800	0.2
62,800		Allegion Public Ltd.	4,019,200	0.5
44,362		Ametek, Inc.	2,155,993	0.2
32,400	@	Avis Budget Group, Inc.	1,188,432	0.1
21,700		CH Robinson Worldwide, Inc.	1,589,742	0.2
41,300	@	Colfax Corp.	1,483,909	0.2
20,000	L	Copa Holdings S.A.	1,816,600	0.2
44,500	@	Copart, Inc.	2,465,745	0.3
44,100	@	DigitalGlobe, Inc.	1,263,465	0.1
56,300		Donaldson Co., Inc.	2,369,104	0.3
45,787		Equifax, Inc.	5,413,397	0.6
43,000		Expeditors International Washington, Inc.	2,277,280	0.3

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

30,100		Fastenal Co.	1,414,098	0.2
38,900		Flowserve Corp.	1,869,145	0.2
41,600		Fortive Corp.	2,231,008	0.3
61,500		Fortune Brands Home & Security, Inc.	3,287,790	0.4
35,100	@	Generac Holdings, Inc.	1,429,974	0.2
27,800	@	Genesee & Wyoming, Inc.	1,929,598	0.2
40,900		Graco, Inc.	3,398,381	0.4
16,100		Hubbell, Inc.	1,878,870	0.2
27,700		IDEX Corp.	2,494,662	0.3
116,953	@	IHS Markit Ltd.	4,141,306	0.5
27,100		JB Hunt Transport Services, Inc.	2,630,597	0.3
25,300		Kansas City Southern	2,146,705	0.2
78,200		KAR Auction Services, Inc.	3,332,884	0.4
21,600	@	Kirby Corp.	1,436,400	0.2
18,700		Landstar System, Inc.	1,595,110	0.2
25,500		Manpowergroup, Inc.	2,266,185	0.3
17,800	@	Middleby Corp.	2,292,818	0.3
89,400		Nielsen NV	3,750,330	0.4
14,400		Nordson Corp.	1,613,520	0.2
29,000	@	Old Dominion Freight Line	2,487,910	0.3
26,000		Paccar, Inc.	1,661,400	0.2
49,600		Ritchie Bros Auctioneers, Inc.	1,686,400	0.2
37,100		Robert Half International, Inc.	1,809,738	0.2
54,100		Rockwell Collins, Inc.	5,018,316	0.6
104,510		Rollins, Inc.	3,530,348	0.4
21,200		Roper Technologies, Inc.	3,881,296	0.5
81,900	@	Sensata Technologies Holdings N.V.	3,190,005	0.4
19,000		Snap-On, Inc.	3,254,130	0.4
65,000		Southwest Airlines Co.	3,239,600	0.4
27,200	@	Spirit Airlines, Inc.	1,573,792	0.2
25,600	@	Stericycle, Inc.	1,972,224	0.2
56,800		Textron, Inc.	2,758,208	0.3
45,000		Toro Co.	2,517,750	0.3
16,600		TransDigm Group, Inc.	4,132,736	0.5
79,200	@	TransUnion	2,449,656	0.3
51,241	@	United Continental Holdings, Inc.	3,734,444	0.4
12,100		Valmont Industries, Inc.	1,704,890	0.2
77,500	@	Verisk Analytics, Inc.	6,290,675	0.7
16,800	@	Wabco Holdings, Inc.	1,783,320	0.2
31,100	L	Wabtec Corp.	2,581,922	0.3
47,000		Waste Connections, Inc.	3,693,730	0.4
6,400		WW Grainger, Inc.	1,486,400	0.2
33,100		Xylem, Inc.	1,639,112	0.2
			144,195,044	17.0

		Information Technology: 19.6%
19,200		Activision Blizzard, Inc.	693,312	0.1
29,900	@	Akamai Technologies, Inc.	1,993,732	0.2
17,300		Alliance Data Systems Corp.	3,953,050	0.5
104,700		Amphenol Corp.	7,035,840	0.8
13,700	@	Ansys, Inc.	1,267,113	0.2
182,479	@	Atlassian Corp. PLC	4,394,094	0.5
25,900	@	Autodesk, Inc.	1,916,859	0.2
90,500	@,L	Black Knight Financial Services, Inc.	3,420,900	0.4

73,700		Booz Allen Hamilton Holding Corp.	2,658,359	0.3
29,200		Cognex Corp.	1,857,704	0.2
87,500	@	CoreLogic, Inc.	3,222,625	0.4
15,900	@	CoStar Group, Inc.	2,996,991	0.4
80,000		CSRA, Inc.	2,547,200	0.3
19,495	@	Dropbox, Inc.	187,152	0.0
44,255	@	Dropbox, Inc. - Series A	424,848	0.0
76,700	@	Electronic Arts, Inc.	6,040,892	0.7
18,600	@	Ellie Mae, Inc.	1,556,448	0.2
20,600	@	EPAM Systems, Inc.	1,324,786	0.2
15,100	@	F5 Networks, Inc.	2,185,272	0.3
67,500		Fidelity National Information Services, Inc.	5,105,700	0.6
82,100	@	Fiserv, Inc.	8,725,588	1.0
13,600	@	FleetCor Technologies, Inc.	1,924,672	0.2
48,000	@	Fortinet, Inc.	1,445,760	0.2
41,700	@	Gartner, Inc.	4,214,619	0.5
65,500	@	Genpact Ltd.	1,594,270	0.2
49,900		Global Payments, Inc.	3,463,559	0.4
58,700	@	Guidewire Software, Inc.	2,895,671	0.3
53,400		Harris Corp.	5,471,898	0.6
46,100	@	Integrated Device Technology, Inc.	1,086,116	0.1
45,400		Intuit, Inc.	5,203,294	0.6
23,500	@	IPG Photonics Corp.	2,319,685	0.3
34,950	@	Keysight Technologies, Inc.	1,278,122	0.2
29,800		KLA-Tencor Corp.	2,344,664	0.3
72,700	@,L	Match Group, Inc.	1,243,170	0.2
11,400		Mercadolibre, Inc.	1,779,996	0.2
57,900		Microchip Technology, Inc.	3,714,285	0.4
57,100	@	Microsemi Corp.	3,081,687	0.4
44,100	@	Mobileye NV	1,681,092	0.2
22,100		Motorola Solutions, Inc.	1,831,869	0.2
23,700	@	Palo Alto Networks, Inc.	2,963,685	0.4
37,500		Paychex, Inc.	2,283,000	0.3
16,600	@	Proofpoint, Inc.	1,172,790	0.1
73,800	@	Red Hat, Inc.	5,143,860	0.6
180,700		Sabre Corp.	4,508,465	0.5
69,700	@	ServiceNow, Inc.	5,181,498	0.6
48,500		Skyworks Solutions, Inc.	3,621,010	0.4
48,900	@	Splunk, Inc.	2,501,235	0.3
68,800		SS&C Technologies Holdings, Inc.	1,967,680	0.2
56,419	@	Tableau Software, Inc.	2,378,061	0.3
63,400	@	Trimble, Inc.	1,911,510	0.2
5,700	@	Tyler Technologies, Inc.	813,789	0.1
8,500	@	Ultimate Software Group, Inc.	1,549,975	0.2
99,600	@	Vantiv, Inc.	5,938,152	0.7
60,100	@,L	VeriSign, Inc.	4,571,807	0.5
24,199	@	WEX, Inc.	2,700,608	0.3
37,647	@	Workday, Inc.	2,488,090	0.3
50,300		Xilinx, Inc.	3,036,611	0.4
32,400	@	Zendesk, Inc.	686,880	0.1
33,100	@,L	Zillow Group, Inc. - Class A	1,206,495	0.1
			166,708,095	19.6

		Materials: 5.5%
19,500		Air Products & Chemicals, Inc.	2,804,490	0.3

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

31,300		Ashland Global Holdings, Inc.	3,420,777	0.4
82,100		Ball Corp.	6,163,247	0.7
21,500		Carpenter Technology Corp.	777,655	0.1
34,600		Celanese Corp.	2,724,404	0.3
60,200		CF Industries Holdings, Inc.	1,895,096	0.2
15,800		Compass Minerals International, Inc.	1,237,930	0.2
15,600		Eagle Materials, Inc.	1,537,068	0.2
4,000		NewMarket Corp.	1,695,360	0.2
33,400		PolyOne Corp.	1,070,136	0.1
87,100		RPM International, Inc.	4,688,593	0.6
77,200		Sealed Air Corp.	3,500,248	0.4
18,600		Sherwin-Williams Co.	4,998,564	0.6
76,600	L	Silver Wheaton Corp.	1,479,912	0.2
73,300	L	Valvoline, Inc.	1,575,950	0.2
55,900		Vulcan Materials Co.	6,995,885	0.8
			46,565,315	5.5

		Real Estate: 3.6%
36,200		American Campus Communities, Inc.	1,801,674	0.2
60,400		Crown Castle International Corp.	5,240,908	0.6
55,900		CubeSmart	1,496,443	0.2
16,615		Equinix, Inc.	5,938,367	0.7
14,300		Federal Realty Investment Trust	2,032,173	0.2
67,800		Iron Mountain, Inc.	2,202,144	0.3
30,000		Jones Lang LaSalle, Inc.	3,031,200	0.4
83,100		MGM Growth Properties LLC	2,103,261	0.2
20,500		SL Green Realty Corp.	2,204,775	0.3
21,300		Taubman Centers, Inc.	1,574,709	0.2
235,515		VEREIT, Inc.	1,992,457	0.2
26,699	@	WeWork Companies, Inc., - Class A	865,047	0.1
			30,483,158	3.6

		Telecommunication Services: 0.9%
70,850	@	SBA Communications Corp.	7,315,971	0.9

		Utilities: 0.5%
37,400		Atmos Energy Corp.	2,773,210	0.3
79,600		NiSource, Inc.	1,762,344	0.2
			4,535,554	0.5

	Total Common Stock (Cost $644,301,403)		837,999,817	98.8

PREFERRED STOCK: 1.3%
		Consumer Discretionary: 0.1%
8,859	@	Flipkart Online Services Pvt. Ltd., - Series G	825,216	0.1

		Information Technology: 0.8%
32,391	@	AirBNB, Inc. - Series D	3,401,055	0.4
3,719	@	AirBNB, Inc. - Series E	390,495	0.1
24,209	@	Dropbox, Inc. - Series A	232,406	0.0
118,921	@	Dropbox, Inc. - Series A-1	1,141,642	0.1
353,970	@	Tanium, Inc.- Series G	1,684,897	0.2
			6,850,495	0.8

		Real Estate: 0.4%
44,396	@	WeWork Companies, Inc. - Series D-1	1,438,430	0.2
34,882	@	WeWork Companies, Inc. - Series D-2	1,130,177	0.1
24,709	@	WeWork Companies, Inc. - Series E	800,572	0.1
			3,369,179	0.4

	Total Preferred Stock (Cost $7,911,058)		11,044,890	1.3

	Total Long-Term Investments (Cost $652,212,461)		849,044,707	100.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
		Securities Lending Collateralcc: 5.3%
2,256,421		Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,256,547, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,301,680, due 12/31/17-10/20/46)	2,256,421	0.3
10,721,519		Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $10,722,106, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $10,935,949, due 01/25/17-10/20/66)	10,721,519	1.3
10,721,519		Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $10,722,130, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $10,935,949, due 03/02/17-02/01/49)	10,721,519	1.2

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

10,721,519	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $10,722,106, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $10,935,950, due 01/15/17-08/20/66)	10,721,519	1.2
10,721,519	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $10,722,283, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $10,993,942, due 04/15/18-02/15/46)	10,721,519	1.3
		45,142,497	5.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.1%
1,064,917	T. Rowe Price Reserve Investment Fund, 0.453%††
	(Cost $1,064,917)	1,064,917	0.1

	Total Short-Term Investments (Cost $46,207,414)	46,207,414	5.4

	Total Investments in Securities (Cost $698,419,875)	$895,252,121	105.5
	Liabilities in Excess of Other Assets	(46,666,642)	(5.5)
	Net Assets	$848,585,479	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $702,861,643.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$225,333,782
Gross Unrealized Depreciation	(32,943,304)

Net Unrealized Appreciation	$192,390,478

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 25.7%
153,900	@	Amazon.com, Inc.	115,404,993	7.6
22,851	@	Autozone, Inc.	18,047,491	1.2
176,500	@	Ctrip.com International Ltd. ADR	7,060,000	0.5
171,700		Delphi Automotive PLC	11,563,995	0.8
75,100		Dollar General Corp.	5,562,657	0.4
208,920	L	Ferrari NV	12,146,609	0.8
3,088	@	Flipkart Online Services Pvt. Ltd.	287,647	0.0
265,100		Hilton Worldwide Holdings, Inc.	7,210,720	0.5
83,100		Home Depot, Inc.	11,142,048	0.7
167,400		Las Vegas Sands Corp.	8,940,834	0.6
193,100		Lowe's Cos, Inc.	13,733,272	0.9
165,100		Marriott International, Inc.	13,650,468	0.9
504,260	@	MGM Resorts International	14,537,816	0.9
51,303	@	Netflix, Inc.	6,351,311	0.4
36,400	@	O'Reilly Automotive, Inc.	10,134,124	0.7
44,859	@	Priceline.com, Inc.	65,765,985	4.3
172,400		Ross Stores, Inc.	11,309,440	0.7
67,289		Signet Jewelers Ltd.	6,342,661	0.4
230,500		Starbucks Corp.	12,797,360	0.8
98,875	@,L	Tesla Motors, Inc.	21,128,599	1.4
162,102		Tractor Supply Co.	12,288,953	0.8
100,200		Yum! Brands, Inc.	6,345,666	0.4
			391,752,649	25.7

		Consumer Staples: 3.6%
12,400		Costco Wholesale Corp.	1,985,364	0.1
295,500		Mondelez International, Inc.	13,099,515	0.9
242,700		Philip Morris International, Inc.	22,204,623	1.5
212,187		Walgreens Boots Alliance, Inc.	17,560,596	1.1
			54,850,098	3.6

		Financials: 6.1%
283,500		Charles Schwab Corp.	11,189,745	0.7
34,000		First Republic Bank	3,132,760	0.2
306,600		Intercontinental Exchange, Inc.	17,298,372	1.1
130,600		JPMorgan Chase & Co.	11,269,474	0.8
606,600		Morgan Stanley	25,628,850	1.7
162,900		State Street Corp.	12,660,588	0.8
283,431		TD Ameritrade Holding Corp.	12,357,592	0.8
			93,537,381	6.1

		Health Care: 15.4%
124,069		Aetna, Inc.	15,385,797	1.0
174,819	@	Alexion Pharmaceuticals, Inc.	21,389,105	1.4
32,731	@	Allergan plc	6,873,837	0.4
46,400		Anthem, Inc.	6,670,928	0.4
69,048	@	Biogen, Inc.	19,580,632	1.3

195,200		Bristol-Myers Squibb Co.	11,407,488	0.7
79,916	@	Celgene Corp.	9,250,277	0.6
57,446	@	Centene Corp.	3,246,274	0.2
66,200		Cigna Corp.	8,830,418	0.6
271,500		Danaher Corp.	21,133,560	1.4
71,815		Humana, Inc.	14,652,414	1.0
66,531	@	Illumina, Inc.	8,518,629	0.6
37,500	@	Intuitive Surgical, Inc.	23,781,375	1.5
151,300		Stryker Corp.	18,127,253	1.2
150,000		UnitedHealth Group, Inc.	24,006,000	1.6
147,800	@	Vertex Pharmaceuticals, Inc.	10,888,426	0.7
222,600		Zoetis, Inc.	11,915,778	0.8
			235,658,191	15.4

		Industrials: 6.5%
466,130		American Airlines Group, Inc.	21,763,610	1.4
137,600		Boeing Co.	21,421,568	1.4
70,100		Delta Air Lines, Inc.	3,448,219	0.2
18,639		Equifax, Inc.	2,203,689	0.2
45,600		FedEx Corp.	8,490,720	0.6
150,950		Fortive Corp.	8,095,448	0.5
95,200		Honeywell International, Inc.	11,028,920	0.7
144,525	@	IHS Markit Ltd.	5,117,630	0.3
27,600		Illinois Tool Works, Inc.	3,379,896	0.2
64,000		Roper Technologies, Inc.	11,717,120	0.8
37,802	L	Wabtec Corp.	3,138,322	0.2
			99,805,142	6.5

		Information Technology: 35.6%
202,900	@	Alibaba Group Holding Ltd. ADR	17,816,649	1.2
70,150	@	Alphabet, Inc. - Class A	55,590,368	3.6
61,071	@	Alphabet, Inc. - Class C	47,135,819	3.1
382,800		Apple, Inc.	44,335,896	2.9
117,200	L	ASML Holding NV-NY REG	13,149,840	0.9
143,343	@	Dropbox, Inc. - Series A	1,376,093	0.1
545,469	@	Facebook, Inc.	62,756,208	4.1
50,700		Fidelity National Information Services, Inc.	3,834,948	0.3
115,028	@	Fiserv, Inc.	12,225,176	0.8
328,900		Mastercard, Inc.	33,958,925	2.2
39,000		Mercadolibre, Inc.	6,089,460	0.4
986,600		Microsoft Corp.	61,307,324	4.0
92,400		Nvidia Corp.	9,862,776	0.7
207,007	@	NXP Semiconductor NV - NXPI - US	20,288,756	1.3
28,300	@	Palo Alto Networks, Inc.	3,538,915	0.2
758,500	@	PayPal Holdings, Inc.	29,937,995	2.0
364,264	@	Salesforce.com, Inc.	24,937,513	1.6
186,460	@	ServiceNow, Inc.	13,861,436	0.9
792,200		Tencent Holdings Ltd.	19,208,564	1.2
121,478	@,L	VeriSign, Inc.	9,240,832	0.6
589,900		Visa, Inc. - Class A	46,023,998	3.0
115,500	@,L	Workday, Inc.	7,633,395	0.5
			544,110,886	35.6

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		Materials: 0.7%
38,100		Ashland Global Holdings, Inc.	4,163,949	0.3
26,705		Martin Marietta Materials, Inc.	5,915,959	0.4
			10,079,908	0.7

		Real Estate: 2.9%
219,900		American Tower Corp.	23,239,032	1.5
129,912		Crown Castle International Corp.	11,272,464	0.7
27,300		Equinix, Inc.	9,757,293	0.7
5,062	@	WeWork Companies, Inc., - Class A	164,009	0.0
			44,432,798	2.9

		Telecommunication Services: 0.4%
113,700	@	T-Mobile US, Inc.	6,538,887	0.4

		Utilities: 0.7%
90,500		NextEra Energy, Inc.	10,811,130	0.7

	Total Common Stock (Cost $1,173,420,773)		1,491,577,070	97.6

PREFERRED STOCK: 1.5%
		Consumer Discretionary: 0.2%
1,054	@	Flipkart Online Services Pvt. Ltd., - Series A	98,180	0.0
1,862	@	Flipkart Online Services Pvt. Ltd., - Series C	173,445	0.0
3,462	@	Flipkart Online Services Pvt. Ltd., - Series E	322,485	0.0
14,029	@	Flipkart Online Services Pvt. Ltd., - Series H	1,306,801	0.1
16,556	@	Flipkart Online Services Pvt. Ltd., - Series G	1,542,192	0.1
			3,443,103	0.2

		Information Technology: 1.2%
59,241	@	AirBNB, Inc. - Series D	6,220,305	0.4
16,058	@	AirBNB, Inc. - Series E	1,686,090	0.1
93,459	@	Magic Leap, Inc., - Series C	2,152,641	0.1
78,840	@	Snapchat, Inc. - Series F	2,421,965	0.2
73,385	@	Uber Technologies, Inc. - Series G	3,579,148	0.2
68,026	@	Xiaoju Kuaizhi, Inc., Series A-17	2,600,437	0.2
			18,660,586	1.2

		Real Estate: 0.1%
45,554	@	WeWork Companies, Inc. - Series E	1,475,950	0.1

	Total Preferred Stock (Cost $20,129,811)		23,579,639	1.5

	Total Long-Term Investments (Cost $1,193,550,584)		1,515,156,709	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 3.2%
2,429,810	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,429,946, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,478,547, due 12/31/17-10/20/46)	2,429,810	0.2
11,544,871	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,545,504, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $11,775,768, due 01/25/17-10/20/66)	11,544,871	0.8
11,544,871	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $11,545,529, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,775,769, due 03/02/17-02/01/49)	11,544,871	0.8
11,544,871	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,545,504, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $11,775,769, due 01/15/17-08/20/66)	11,544,871	0.7

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

11,544,871	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $11,545,693, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $11,838,215, due 04/15/18-02/15/46)	11,544,871	0.7
		48,609,294	3.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.7%
10,570,215	T. Rowe Price Reserve Investment Fund, 0.453%††
	(Cost $10,570,215)	10,570,215	0.7

	Total Short-Term Investments (Cost $59,179,509)	59,179,509	3.9

	Total Investments in Securities (Cost $1,252,730,093)	$1,574,336,218	103.0
	Liabilities in Excess of Other Assets	(46,557,135)	(3.0)
	Net Assets	$1,527,779,083	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $1,256,763,447.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$344,622,148
Gross Unrealized Depreciation	(27,049,377)

Net Unrealized Appreciation	$317,572,771

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Canada: 0.5%
167,100		Silver Wheaton Corp.	3,228,372	0.5

		China: 6.8%
36,110	@	Baidu, Inc. ADR	5,936,845	0.9
2,585,000		China Life Insurance Co., Ltd.	6,682,093	1.1
670,500		China Mobile Ltd.	7,069,199	1.1
21,246,000		China Telecom Corp., Ltd.	9,745,734	1.6
4,266,600		CRRC Corp. Ltd.	3,810,624	0.6
4,230,000		Kunlun Energy Co. Ltd.	3,151,529	0.5
1,368,800		Sinopharm Group Co.	5,609,814	0.9
580,900		Weichai Power Co. Ltd.	890,832	0.1
			42,896,670	6.8

		France: 10.3%
306,996		AXA S.A.	7,739,027	1.2
195,968		BNP Paribas	12,471,035	2.0
191,520		Cie de Saint-Gobain	8,909,040	1.4
57,514		Cie Generale des Etablissements Michelin	6,393,210	1.0
499,790		Credit Agricole SA	6,186,762	1.0
135,141		Sanofi	10,928,238	1.8
171,714		Total S.A.	8,807,601	1.4
141,860		Zodiac Aerospace	3,253,002	0.5
			64,687,915	10.3

		Germany: 12.3%
100,971		Bayer AG	10,519,544	1.7
60,360	@	Deutsche Boerse AG	4,911,847	0.8
107,848		Deutsche Post AG	3,536,891	0.6
87,505		HeidelbergCement AG	8,144,994	1.3
521,675		Infineon Technologies AG	9,023,693	1.4
157,650	#,@	Innogy SE	5,478,038	0.9
143,370		Lanxess	9,388,364	1.5
103,258		Merck KGaA	10,751,354	1.7
42,620	@,L	Morphosys AG	2,181,247	0.3
62,566		SAP SE	5,412,293	0.8
65,920		Siemens AG	8,071,269	1.3
			77,419,534	12.3

		Hong Kong: 2.6%
973,900		AIA Group Ltd.	5,455,633	0.8
485,640		Cheung Kong Property Holdings Ltd.	2,965,801	0.5
228,400		CK Hutchison Holdings Ltd. ADR	2,592,340	0.4
485,640		CK Hutchison Holdings Ltd.	5,482,127	0.9
			16,495,901	2.6

		India: 1.5%
496,486		Housing Development Finance Corp.	9,207,786	1.5

		Israel: 1.8%
301,899		Teva Pharmaceutical Industries Ltd. ADR	10,943,839	1.8

		Italy: 2.0%
680,187		ENI S.p.A.	11,026,598	1.7
575,172	L	UniCredit SpA	1,651,745	0.3
			12,678,343	2.0

		Japan: 11.9%
1,056,000	@	IHI Corp.	2,734,934	0.4
402,500		Inpex Corp.	4,023,314	0.6
851,600		Konica Minolta, Inc.	8,439,953	1.4
988,300		Nissan Motor Co., Ltd.	9,913,779	1.6
190,100		Omron Corp.	7,264,664	1.2
574,600		Panasonic Corp.	5,827,685	0.9
171,300		SoftBank Group Corp.	11,335,616	1.8
431,000		Sumitomo Metal Mining Co., Ltd.	5,498,566	0.9
202,900		Sumitomo Rubber Industries, Inc.	3,210,355	0.5
240,400		Suntory Beverage & Food Ltd.	9,957,757	1.6
1,397,000	@	Toshiba Corp.	3,374,514	0.5
52,400		Toyota Motor Corp.	3,072,129	0.5
			74,653,266	11.9

		Netherlands: 5.6%
127,558		Akzo Nobel NV	7,970,720	1.3
150,904	@	Qiagen NV	4,228,850	0.7
588,596		Royal Dutch Shell PLC - Class B	16,911,586	2.7
374,301	L	SBM Offshore NV	5,860,200	0.9
			34,971,356	5.6

		Norway: 2.5%
303,610	@	Subsea 7 SA	3,834,376	0.6
573,623		Telenor ASA	8,562,308	1.4
78,000		Yara International ASA	3,068,447	0.5
			15,465,131	2.5

		Portugal: 1.1%
474,200		Galp Energia SGPS SA	7,069,510	1.1

		Singapore: 3.5%
701,482		DBS Group Holdings Ltd.	8,369,270	1.3
3,420,600		Singapore Telecommunications Ltd.	8,580,360	1.4
362,500		United Overseas Bank Ltd.	5,092,726	0.8
			22,042,356	3.5

		South Korea: 6.3%
171,216		Hana Financial Group, Inc.	4,419,096	0.7
35,481		Hyundai Mobis Co. Ltd.	7,746,325	1.2
247,680	@	KB Financial Group, Inc. ADR	8,740,627	1.4
24,941		Samsung Electronics Co., Ltd. GDR	18,543,852	3.0
			39,449,900	6.3

		Spain: 0.9%
634,810		Telefonica S.A.	5,860,814	0.9

		Sweden: 0.7%
282,620	L	Getinge AB	4,528,418	0.7

		Switzerland: 6.3%
199,690		ABB Ltd.	4,201,822	0.7

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,254,530	@	Glencore PLC	4,238,938	0.7
82,527		Novartis AG	6,001,652	1.0
53,696		Roche Holding AG	12,240,141	1.9
54,685		Swiss Re Ltd.	5,173,908	0.8
492,410		UBS Group AG	7,699,057	1.2
			39,555,518	6.3

		Taiwan: 1.0%
1,099,251		Taiwan Semiconductor Manufacturing Co., Ltd.	6,157,186	1.0

		Thailand: 0.9%
1,298,000		Bangkok Bank PCL - Foreign Reg	5,834,659	0.9

		United Kingdom: 19.2%
1,136,625		Aviva PLC	6,770,496	1.1
1,403,493		BAE Systems PLC	10,208,435	1.6
2,978,460		Barclays PLC	8,173,979	1.3
2,776,524		BP PLC	17,390,665	2.8
609,930		Sky PLC	7,435,661	1.2
283,504		CRH PLC - London	9,831,753	1.6
406,976		GlaxoSmithKline PLC	7,817,448	1.2
1,537,600		HSBC Holdings PLC	12,295,032	2.0
113,200		Johnson Matthey PLC	4,429,231	0.7
1,352,034		Kingfisher PLC	5,825,123	0.9
97,220	@	LivaNova PLC	4,371,983	0.7
430,980		Petrofac Ltd.	4,612,206	0.7
989,391	@	Standard Chartered PLC	8,068,453	1.3
1,923,740	@	Tesco PLC	4,905,179	0.8
3,336,261		Vodafone Group PLC	8,210,186	1.3
			120,345,830	19.2

	Total Common Stock (Cost $545,350,230)		613,492,304	97.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
		U.S. Government Agency Obligations: 2.1%
8,700,000	Z	Federal Farm Credit Notes, 0.233%, 01/03/17	8,700,000	1.4
4,300,000	Z	Federal Home Loan Mortgage Corp., 0.300%, 01/03/17	4,300,000	0.7
			13,000,000	2.1

		Securities Lending Collateralcc: 2.2%
3,251,866		Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $3,252,055, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $3,316,904, due 12/01/17-01/01/47)	3,251,866	0.5

3,251,866	HSBC Securities USA, Repurchase Agreement dated 12/30/16, 0.46%, due 01/03/17 (Repurchase Amount $3,252,030, collateralized by various U.S. Government Securities, 1.375%-3.750%, Market Value plus accrued interest $3,316,921, due 11/30/18-11/15/43)	3,251,866	0.5
684,381	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $684,419, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $698,069, due 10/31/18-11/30/22)	684,381	0.1
3,251,866	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,252,044, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,316,903, due 01/15/17-08/20/66)	3,251,866	0.6
3,251,866	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,252,051, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $3,316,903, due 02/13/17-01/01/47)	3,251,866	0.5
		13,691,845	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
285,341	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $285,341)	285,341	0.0

	Total Short-Term Investments (Cost $26,976,909)	26,977,186	4.3

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Total Investments in Securities (Cost $572,327,139)	$640,469,490	102.0
Liabilities in Excess of Other Assets	(12,590,952)	(2.0)
Net Assets	$627,878,538	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $574,921,879.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$123,642,969
Gross Unrealized Depreciation	(58,095,358)

Net Unrealized Appreciation	$65,547,611

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2017